UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust

(Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/20

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco American Franchise Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2020, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	45.42%
Class C Shares	44.30
Class R Shares	45.00
Class Y Shares	45.74
Class R5 Shares	45.85
Class R6 Shares	45.93
S&P 500 Index▼ (Broad Market Index)	21.94
Russell 1000 Growth Index▼ (Style-Specific Index)	44.34
Lipper Large-Cap Growth Funds Index ∎ (Peer Group Index)	43.09
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (the Fed) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.¹ Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.² However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and a gradual reopening of many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but ended the fiscal year with record highs.

In this environment, the Fund’s Class A shares at NAV, produced a double-digit return and outperformed the style-specific benchmark for the fiscal year. The leading contributor to relative results was the Fund’s overweight exposure to the consumer discretionary sector, which was among the best performing sectors during the fiscal year. Stock selection in the communication services and health care sectors was also a notable contributor to the Fund’s relative outperformance. Finally, the Fund’s lack of exposure to the real estate sector was a tailwind for Fund performance as well.

At the stock level, ecommerce leader Amazon.com was the foremost contributor to Fund performance on an absolute and relative basis. Early in the fiscal year, Amazon’s share price came under pressure due to higher costs to support volume strength, increasing investment related to its move to one-day shipping for Prime customers and other holiday-related shipping initiatives. Subsequently, the online retail giant reported strong consecutive quarters and guidance as COVID-19 has driven significant adoption of ecommerce to accommodate social distancing measures. Additionally, Amazon.com has seen an increase in users and broadening usage in underpenetrated categories such as food and consumables.

  Microsoft was also a key absolute contributor to Fund performance during the fiscal year. The software company’s cloud-based product, Azure, continued to grow rapidly and gain market share. Microsoft was awarded the $10 billion Joint Enterprise Defense Infrastructure (JEDI) contract from the US Department of Defense, further strengthening its competitive position. The company’s improved margins combined with strong growth in core server tools also fueled its continued strong performance.

  Within the communication services sector, Facebook was the leading absolute contributor to Fund performance. Despite Facebook’s increased anti-trust scrutiny and some head-winds from reduced advertising budgets, the social media giant reported strong user growth, revenue and margins throughout the fiscal year. In addition, COVID-19 drove acceleration in user growth and engagement as social distancing measures required increased reliance on digital tools for socializing.

  Alternatively, stock selection in and underweight exposure to the information technology (IT) sector was the only detractor from relative Fund results compared to the style-specific benchmark during the fiscal year. This was primarily attributable to the Fund’s underweight exposure to Apple relative to the benchmark.

  The Fund’s underweight exposure to Apple resulted in it being the leading relative detractor from Fund performance compared to the Fund’s style-specific benchmark during the fiscal year, although it was among the main contributors to Fund performance on an absolute basis. Despite geopolitical trade concerns and slowing global growth, the technology company beat lowered expectations, reported better margins and modestly raised its forward-looking guidance. The anticipation of the 2020 iPhone cycle, which is expected to include 5G capabilities, also helped push Apple’s share price higher during the fiscal year. Investors increasingly view the hardware business as a more stable, recurring revenue stream. Apple has also benefitted from flows into index instruments.

  The leading detractor on an absolute basis from Fund performance was Royal Caribbean Cruises. Despite strong bookings going into 2020, the pandemic completely shut down the cruise industry. It’s expected to recover but at a very slow pace. The industry is waiting on the CDC to grant permission to resume operations. Once the ships are operating again, there will be constraints on the number

4                         Invesco American Franchise Fund

of passengers, which will likely impact revenue to the downside. We exited our position during the fiscal year due to a potentially very slow and uncertain recovery.

Within the industrials sector, the leading absolute detractor from Fund performance during the fiscal year was Airbus. Early in the fiscal year and heading into the COVID-19 crisis, Airbus boasted an unparalleled position in aerospace with healthy demand for its core A320 family, strong competitive position and liquidity. Once COVID-19 impacted travel, nearly half of the global aircraft fleet was parked, and the remainder operated at often single-digit load factors. Airlines were forced to use excess cash and sought government assistance. Airbus was eliminated from the portfolio during the fiscal year because we believe overcapacity of commercial aircraft, combined with weak airline balance sheets, will negatively affect aircraft demand for years to come.

At the end of the fiscal year, the Fund’s largest overweight positions relative to the style-specific benchmark were to the consumer discretionary, communication services and financials sectors. The Fund’s largest underweight exposures relative to the style-specific benchmark were in the IT, consumer staples and health care sectors.

At the close of the fiscal year, the rise of the coronavirus had shaken investor confidence and we believe will likely disrupt economic growth over at least the next several months. In response to this rapidly evolving situation, central banks around the world are taking action to provide economic support through monetary stimulus. We view the COVID-19 outbreak as a transitory event that has brought market volatility, but also attractive valuations for many equities as we look out beyond this event and on to its impact. We believe several of our larger themes are also well positioned for the current disruptions to social contact. In the months ahead, we expect continued volatility and aim to remain nimble and take advantage of price dislocations. We believe change is the fuel for growth. Our deep fundamental research seeks to identify “share-takers,” which are companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in consumer behavior that we expect.

Thank you for your commitment to the Invesco American Franchise Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio managers:

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges
Class A Shares

Inception (6/23/05)	10.98%

10 Years	15.92
5 Years	17.54
1 Year	37.41

Class C Shares

Inception (6/23/05)	10.86%

10 Years	15.72

5 Years	17.99

1 Year	43.30

Class R Shares

10 Years	16.28%

5 Years	18.59

1 Year	45.00

Class Y Shares

Inception (6/23/05)	11.65%

10 Years	16.85

5 Years	19.18

1 Year	45.74

Class R5 Shares

10 Years	16.96%

5 Years	19.27

1 Year	45.85

Class R6 Shares

10 Years	16.97%

5 Years	19.37

1 Year	45.93

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco American Franchise Fund

Fund Information

Portfolio Composition

By sector		% of total net assets
Information Technology		33.65%
Consumer Discretionary		23.95
Communication Services		16.76
Health Care		11.41
Industrials		5.27
Financials		5.00
Consumer Staples		2.45
Other Sectors, Each Less than 2% of Net Assets		1.42
Money Market Funds Plus Other Assets Less Liabilities		0.09

Top 10 Equity Holdings*

		% of total net assets
1.	Amazon.com, Inc.	10.87%
2.	Facebook, Inc., Class A	5.19
3.	Microsoft Corp.	5.10
4.	Alphabet, Inc., Class A	4.75
5.	Alibaba Group Holding Ltd., ADR	4.37
6.	Apple, Inc.	3.56
7.	Lowe’s Cos., Inc.	3.26
8.	Visa, Inc., Class A	3.03
9.	PayPal Holdings, Inc.	2.88
10.	salesforce.com, inc.	2.80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9                         Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–99.92%
Aerospace & Defense–0.78%
L3Harris Technologies, Inc.	121,601	$21,978,165

Textron, Inc.	2,325,677	91,701,444

		113,679,609

Application Software–7.75%
Adobe, Inc.(b)	366,506	188,160,515

RingCentral, Inc., Class A(b)	511,939	148,856,503

salesforce.com, inc.(b)	1,499,192	408,754,699

Splunk, Inc.(b)	911,097	199,830,905

Synopsys, Inc.(b)	762,783	168,803,878

Zoom Video Communications, Inc., Class A(b)	49,014	15,934,451

		1,130,340,951

Asset Management & Custody Banks–3.61%
Apollo Global Management, Inc.	5,608,254	262,858,865

KKR & Co., Inc., Class A	7,344,908	263,094,605

		525,953,470

Automotive Retail–0.50%
CarMax, Inc.(b)	678,715	72,574,995

Biotechnology–1.54%
Alnylam Pharmaceuticals, Inc.(b)	377,315	50,047,062

Argenx SE, ADR (Netherlands)(b)	158,793	36,724,057

BeiGene Ltd., ADR (China)(b)	417,457	100,845,087

BioNTech SE, ADR (Germany)(b)(c)	441,135	27,019,519

Ionis Pharmaceuticals, Inc.(b)	24,455	1,332,797

Moderna, Inc.(b)	127,720	8,287,751

		224,256,273

Construction Machinery & Heavy Trucks–0.13%
Nikola Corp.(b)(c)	464,216	18,944,655

Consumer Electronics–0.88%
Sony Corp. (Japan)	1,639,800	128,318,027

Copper–0.68%
Freeport-McMoRan, Inc.	6,336,476	98,912,390

Data Processing & Outsourced Services–7.93%
Fiserv, Inc.(b)	653,724	65,097,836
FleetCor Technologies, Inc.(b)	293,700	73,850,865

Mastercard, Inc., Class A	432,811	155,028,572

PayPal Holdings, Inc.(b)	2,059,716	420,470,424

Visa, Inc., Class A	2,082,254	441,417,026

		1,155,864,723

Diversified Support Services–0.49%
Cintas Corp.	212,460	70,800,170

Education Services–0.28%
Chegg, Inc.(b)	553,860	40,841,636

Environmental & Facilities Services–0.45%
GFL Environmental, Inc. (Canada)	2,115,977	38,616,580

Republic Services, Inc.	290,511	26,936,180

		65,552,760

	Shares	Value

Financial Exchanges & Data–0.30%
London Stock Exchange Group PLC (United Kingdom)	60,349	$7,099,095

S&P Global, Inc.	99,387	36,417,384

		43,516,479

Food Distributors–1.01%
US Foods Holding Corp.(b)	6,043,946	147,170,085

Health Care Equipment–4.57%
Abbott Laboratories	338,136	37,015,748

DexCom, Inc.(b)	349,228	148,565,083

Intuitive Surgical, Inc.(b)	214,344	156,651,169

Teleflex, Inc.	481,201	189,087,933

Zimmer Biomet Holdings, Inc.	958,344	135,011,503

		666,331,436

Health Care Supplies–0.22%
West Pharmaceutical Services, Inc.	112,957	32,075,270

Health Care Technology–0.09%
Teladoc Health, Inc.(b)	61,468	13,258,033

Home Improvement Retail–3.26%
Lowe’s Cos., Inc.	2,890,033	475,959,535

Industrial Conglomerates–0.57%
Roper Technologies, Inc.	194,963	83,286,244

Industrial Gases–0.43%
Air Products and Chemicals, Inc.	216,600	63,303,516

Interactive Home Entertainment–5.35%
Activision Blizzard, Inc.	4,030,932	336,663,440

Electronic Arts, Inc.(b)	1,024,873	142,939,037

Nintendo Co. Ltd. (Japan)	481,700	257,663,358

Take-Two Interactive Software, Inc.(b)	247,231	42,323,475

		779,589,310

Interactive Media & Services–10.48%
Alphabet, Inc., Class A(b)	424,775	692,183,606

Facebook, Inc., Class A(b)	2,580,680	756,655,376

ZoomInfo Technologies, Inc., Class A(b)	2,055,911	79,810,465

		1,528,649,447

Internet & Direct Marketing Retail–19.03%
Alibaba Group Holding Ltd., ADR (China)(b)	2,220,281	637,287,255

Amazon.com, Inc.(b)	459,100	1,584,335,736

Booking Holdings, Inc.(b)	178,961	341,896,043

Farfetch Ltd., Class A (United Kingdom)(b)	4,587,481	127,027,349

HelloFresh SE (Germany)(b)(c)	1,620,072	83,270,303

		2,773,816,686

Life & Health Insurance–1.10%
Athene Holding Ltd., Class A(b)	4,371,713	159,829,827

Life Sciences Tools & Services–3.07%
Avantor, Inc.(b)	6,645,335	149,985,211

Illumina, Inc.(b)	123,612	44,156,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

	Shares	Value

Life Sciences Tools & Services–(continued)
IQVIA Holdings, Inc.(b)	934,958	$153,099,372

Thermo Fisher Scientific, Inc.	233,151	100,017,116

		447,258,378

Managed Health Care–1.06%
UnitedHealth Group, Inc.	496,358	155,136,693

Movies & Entertainment–0.93%
Netflix, Inc.(b)	256,095	135,617,668

Oil & Gas Equipment & Services–0.12%
Baker Hughes Co., Class A	1,182,420	16,884,958

Packaged Foods & Meats–0.81%
Tyson Foods, Inc., Class A	1,875,332	117,770,850

Pharmaceuticals–0.86%
MyoKardia, Inc.(b)	365,315	39,980,074

Reata Pharmaceuticals, Inc., Class A(b)	343,814	36,083,279

Zoetis, Inc.	310,127	49,651,333

		125,714,686

Railroads–0.34%
Union Pacific Corp.	258,268	49,701,094

Research & Consulting Services–0.59%
CoStar Group, Inc.(b)	100,930	85,649,198

Semiconductor Equipment–2.19%
Applied Materials, Inc.	4,253,201	261,997,182

ASML Holding N.V., New York Shares (Netherlands)	155,191	58,069,368

		320,066,550

Semiconductors–4.38%
NVIDIA Corp.	609,777	326,218,500

QUALCOMM, Inc.	2,619,871	312,026,636

		638,245,136

Specialty Chemicals–0.18%
Sherwin-Williams Co. (The)	39,771	26,688,330

Systems Software–7.84%
Microsoft Corp.	3,296,379	743,432,356

Palo Alto Networks, Inc.(b)	808,395	208,088,957

ServiceNow, Inc.(b)	397,136	191,427,494

		1,142,948,807

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Technology Hardware, Storage & Peripherals–3.56%
Apple, Inc.	4,023,352	$519,173,342

Tobacco–0.64%
Philip Morris International, Inc.	1,163,835	92,862,395

Trading Companies & Distributors–1.12%
Fastenal Co.	1,305,101	63,767,235

United Rentals, Inc.(b)	566,662	100,327,507

		164,094,742

Trucking–0.80%
J.B. Hunt Transport Services, Inc.	243,349	34,200,268

Knight-Swift Transportation Holdings, Inc.	735,444	33,433,284

Lyft, Inc., Class A(b)	996,080	29,553,694

Uber Technologies, Inc.(b)	577,581	19,424,049

		116,611,295

Total Common Stocks & Other Equity Interests (Cost $6,270,680,304)		14,567,249,649

Money Market Funds–0.00%
Invesco Liquid Assets Portfolio,Institutional Class, 0.12% (Cost $201,198)(d)(e)	201,359	201,480

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $6,270,881,502)		14,567,451,129

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.19%
Invesco Private Government Fund, 0.03%(d)(e)(f)	21,410,510	21,410,510

Invesco Private Prime Fund, 0.14%(d)(e)(f)	7,071,026	7,072,440

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,482,950)		28,482,950

TOTAL INVESTMENTS IN SECURITIES–100.11% (Cost $6,299,364,452)		14,595,934,079

OTHER ASSETS LESS LIABILITIES–(0.11)%		(16,675,319)

NET ASSETS–100.00%		$14,579,258,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$21,433,977	$655,816,742	$(677,250,719)	$-	$-	$-	$142,721
Invesco Liquid Assets Portfolio, Institutional Class	15,309,984	478,973,196	(494,049,385)	282	(32,597)	201,480	148,676
Invesco Treasury Portfolio, Institutional Class	24,495,974	751,768,646	(776,264,620)	-	-	-	152,389
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	24,171,283	90,708,433	(114,879,716)	-	-	-	80,699	*
Invesco Liquid Assets Portfolio, Institutional Class	8,057,094	17,787,833	(25,845,503)	-	576	-	29,373	*
Invesco Private Government Fund	-	192,354,548	(170,944,038)	-	-	21,410,510	1,529	*
Invesco Private Prime Fund	-	51,174,749	(44,102,395)	-	86	7,072,440	1,255	*
Total	$93,468,312	$2,238,584,147	$(2,303,336,376)	$282	$(31,935)	$28,684,430	$556,642

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $6,270,680,304)*	$14,567,249,649

Investments in affiliated money market funds, at value (Cost $28,684,148)	28,684,430

Foreign currencies, at value (Cost $8,354)	8,390

Receivable for:
Investments sold	101,367,530

Fund shares sold	6,241,146

Dividends	5,687,802

Investment for trustee deferred compensation and retirement plans	2,510,097

Other assets	206,861

Total assets	14,711,955,905

Liabilities:
Payable for:
Investments purchased	85,290,716

Dividends	568

Fund shares reacquired	7,667,071

Amount due custodian	333,881

Collateral upon return of securities loaned	28,482,950

Accrued fees to affiliates	7,179,879

Accrued trustees’ and officers’ fees and benefits	33,857

Accrued other operating expenses	1,003,253

Trustee deferred compensation and retirement plans	2,704,970

Total liabilities	132,697,145

Net assets applicable to shares outstanding	$14,579,258,760

Net assets consist of:
Shares of beneficial interest	$5,381,924,135

Distributable earnings	9,197,334,625

$14,579,258,760

Net Assets:
Class A	$13,733,417,378

Class C	$185,176,792

Class R	$50,218,563

Class Y	$496,756,825

Class R5	$43,711,959

Class R6	$69,977,243

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	475,281,342

Class C	7,205,695

Class R	1,789,701

Class Y	16,664,796

Class R5	1,461,162

Class R6	2,319,688

Class A:
Net asset value per share	$28.90

Maximum offering price per share (Net asset value of $28.90 ÷ 94.50%)	$30.58

Class C:
Net asset value and offering price per share	$25.70

Class R:
Net asset value and offering price per share	$28.06

Class Y:
Net asset value and offering price per share	$29.81

Class R5:
Net asset value and offering price per share	$29.92

Class R6:
Net asset value and offering price per share	$30.17

*	At August 31, 2020, securities with an aggregate value of $27,590,564 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $858,518)	$97,530,222

Dividends from affiliated money market funds (includes securities lending income of $570,805)	1,014,591

Total investment income	98,544,813

Expenses:
Advisory fees	66,918,906

Administrative services fees	1,586,197

Custodian fees	355,870

Distribution fees: Class A	27,136,849

Class C	1,420,836

Class R	187,103

Transfer agent fees – A, C, R and Y	15,548,531

Transfer agent fees – R5	31,809

Transfer agent fees – R6	12,176

Trustees’ and officers’ fees and benefits	140,165

Registration and filing fees	169,245

Reports to shareholders	976,561

Professional services fees	104,388

Other	168,082

Total expenses	114,756,718

Less: Fees waived and/or expense offset arrangement(s)	(164,154)

Net expenses	114,592,564

Net investment income (loss)	(16,047,751)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(84,247))	1,076,616,644

Foreign currencies	(192,031)

1,076,424,613

Change in net unrealized appreciation of:
Investment securities	3,574,018,458

Foreign currencies	12,344

3,574,030,802

Net realized and unrealized gain	4,650,455,415

Net increase in net assets resulting from operations	$4,634,407,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(16,047,751)	$(4,440,942)

Net realized gain	1,076,424,613	710,273,764

Change in net unrealized appreciation (depreciation)	3,574,030,802	(629,508,256)

Net increase in net assets resulting from operations	4,634,407,664	76,324,566

Distributions to shareholders from distributable earnings:
Class A	(701,335,215)	(804,913,487)

Class C	(10,077,941)	(33,225,403)

Class R	(2,377,517)	(3,005,915)

Class Y	(24,274,327)	(27,603,239)

Class R5	(2,137,993)	(6,608,373)

Class R6	(9,085,814)	(10,724,224)

Total distributions from distributable earnings	(749,288,807)	(886,080,641)

Share transactions–net:
Class A	(27,866,651)	297,930,110

Class C	(1,280,083)	(200,992,890)

Class R	3,111,764	(1,216,256)

Class Y	17,283,240	6,407,551

Class R5	(43,385,976)	(5,226,299)

Class R6	(98,940,374)	(1,969,306)

Net increase (decrease) in net assets resulting from share transactions	(151,078,080)	94,932,910

Net increase (decrease) in net assets	3,734,040,777	(714,823,165)

Net assets:
Beginning of year	10,845,217,983	11,560,041,148

End of year	$14,579,258,760	$10,845,217,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$21.27	$(0.03)	$9.17	$9.14	$(1.51)	$28.90	45.42%	$13,733,417	1.00	%(d)	1.00	%(d)	(0.15	)%(d)	52%
Year ended 08/31/19	23.12	(0.01)	(0.04)	(0.05)	(1.80)	21.27	1.21	10,115,813	1.01		1.01		(0.04)		43
Year ended 08/31/18	20.25	(0.04)	3.97	3.93	(1.06)	23.12	20.30	10,524,889	1.01		1.01		(0.17)		44
Year ended 08/31/17	16.96	(0.03)	3.99	3.96	(0.67)	20.25	24.19	9,333,084	1.06		1.06		(0.15)		48
Year ended 08/31/16	16.49	(0.01)	1.30	1.29	(0.82)	16.96	7.99	8,253,739	1.08		1.08		(0.04)		59
Class C
Year ended 08/31/20	19.21	(0.18)	8.18	8.00	(1.51)	25.70	44.30	185,177	1.75	(d)	1.75	(d)	(0.90	)(d)	52
Year ended 08/31/19	21.23	(0.15)	(0.07)	(0.22)	(1.80)	19.21	0.46	139,839	1.76		1.76		(0.79)		43
Year ended 08/31/18	18.81	(0.18)	3.66	3.48	(1.06)	21.23	19.43	401,863	1.76		1.76		(0.92)		44
Year ended 08/31/17	15.92	(0.15)	3.71	3.56	(0.67)	18.81	23.23	370,960	1.81		1.81		(0.90)		48
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	(0.82)	15.92	7.18	367,233	1.83		1.83		(0.79)		59
Class R
Year ended 08/31/20	20.75	(0.09)	8.91	8.82	(1.51)	28.06	45.00	50,219	1.25	(d)	1.25	(d)	(0.40	)(d)	52
Year ended 08/31/19	22.65	(0.06)	(0.04)	(0.10)	(1.80)	20.75	0.99	34,114	1.26		1.26		(0.29)		43
Year ended 08/31/18	19.91	(0.09)	3.89	3.80	(1.06)	22.65	19.99	38,537	1.26		1.26		(0.42)		44
Year ended 08/31/17	16.72	(0.07)	3.93	3.86	(0.67)	19.91	23.93	34,479	1.31		1.31		(0.40)		48
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	(0.82)	16.72	7.70	28,686	1.33		1.33		(0.29)		59
Class Y
Year ended 08/31/20	21.85	0.03	9.44	9.47	(1.51)	29.81	45.74	496,757	0.75	(d)	0.75	(d)	0.10	(d)	52
Year ended 08/31/19	23.63	0.04	(0.02)	0.02	(1.80)	21.85	1.50	350,473	0.76		0.76		0.21		43
Year ended 08/31/18	20.62	0.02	4.05	4.07	(1.06)	23.63	20.63	368,991	0.76		0.76		0.08		44
Year ended 08/31/17	17.22	0.02	4.05	4.07	(0.67)	20.62	24.47	264,309	0.81		0.81		0.10		48
Year ended 08/31/16	16.69	0.04	1.31	1.35	(0.82)	17.22	8.26	147,246	0.83		0.83		0.21		59
Class R5
Year ended 08/31/20	21.91	0.04	9.48	9.52	(1.51)	29.92	45.85	43,712	0.70	(d)	0.70	(d)	0.15	(d)	52
Year ended 08/31/19	23.68	0.05	(0.02)	0.03	(1.80)	21.91	1.54	75,149	0.71		0.71		0.26		43
Year ended 08/31/18	20.66	0.03	4.05	4.08	(1.06)	23.68	20.64	86,177	0.71		0.71		0.13		44
Year ended 08/31/17	17.23	0.03	4.07	4.10	(0.67)	20.66	24.63	67,740	0.72		0.72		0.19		48
Year ended 08/31/16	16.68	0.05	1.32	1.37	(0.82)	17.23	8.39	53,789	0.71		0.71		0.33		59
Class R6
Year ended 08/31/20	22.07	0.05	9.56	9.61	(1.51)	30.17	45.93	69,977	0.62	(d)	0.62	(d)	0.23	(d)	52
Year ended 08/31/19	23.81	0.07	(0.01)	0.06	(1.80)	22.07	1.66	129,831	0.62		0.62		0.35		43
Year ended 08/31/18	20.75	0.05	4.07	4.12	(1.06)	23.81	20.75	139,584	0.62		0.62		0.22		44
Year ended 08/31/17	17.29	0.05	4.08	4.13	(0.67)	20.75	24.72	130,807	0.64		0.64		0.27		48
Year ended 08/31/16	16.72	0.07	1.32	1.39	(0.82)	17.29	8.49	120,754	0.63		0.63		0.42		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $10,854,740, $142,084, $37,421, $382,919, $35,069 and $131,211 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco American Franchise Fund

Notes to Financial Statements

August 31, 2020

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17                         Invesco American Franchise Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

18                         Invesco American Franchise Fund

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $66,801.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended August 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

19                         Invesco American Franchise Fund

shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $903,877 in front-end sales commissions from the sale of Class A shares and $10,894 and $8,331 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2020, the Fund incurred $38,765 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$14,097,997,961	$469,251,688	$—	$14,567,249,649

Money Market Funds	201,480	28,482,950	—	28,684,430

Total Investments	$14,098,199,441	$497,734,638	$—	$14,595,934,079

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the Fund engaged in securities purchases of $3,789,375 and securities sales of $413,181, which resulted in net realized gains (losses) of $(84,247).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $97,353.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

20                         Invesco American Franchise Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$247,792	$—

Long-term capital gain	749,041,015	886,080,641

Total distributions	$749,288,807	$886,080,641

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$240,359,344

Undistributed long-term capital gain	755,346,310

Net unrealized appreciation — investments	8,203,780,065

Net unrealized appreciation - foreign currencies	4,212

Temporary book/tax differences	(2,155,306)

Shares of beneficial interest	5,381,924,135

Total net assets	$14,579,258,760

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $6,078,340,266 and $6,946,235,493, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,227,257,867

Aggregate unrealized (depreciation) of investments	(23,477,802)

Net unrealized appreciation of investments	$8,203,780,065

Cost of investments for tax purposes is $6,392,154,014.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2020, undistributed net investment income (loss) was increased by $19,185,780 and undistributed net realized gain was decreased by $19,185,780. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	18,848,539	$425,243,742	14,898,952	$303,695,759

Class C	2,112,541	43,199,192	1,254,642	23,546,144

Class R	539,432	11,967,043	313,575	6,189,319

Class Y	4,137,295	96,820,647	3,812,120	79,347,751

Class R5	265,893	6,427,956	927,059	19,376,762

Class R6	1,157,998	28,047,229	899,657	18,597,376

21                         Invesco American Franchise Fund

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	30,589,420	$655,837,491	42,328,565	$759,797,658

Class C	493,302	9,456,603	1,927,229	31,413,829

Class R	113,741	2,372,630	171,298	3,004,573

Class Y	902,635	19,930,184	1,242,260	22,857,584

Class R5	96,496	2,137,382	358,107	6,607,064

Class R6	401,664	8,965,142	572,179	10,625,365

Automatic conversion of Class C shares to Class A shares:
Class A	884,153	20,303,283	10,853,607	203,583,098

Class C	(987,418)	(20,303,283)	(11,963,414)	(203,583,098)

Reacquired:
Class A	(50,590,495)	(1,129,251,167)	(47,849,882)	(969,146,405)

Class C	(1,692,492)	(33,632,595)	(2,869,385)	(52,369,765)

Class R	(507,680)	(11,227,909)	(542,053)	(10,410,148)

Class Y	(4,416,660)	(99,467,591)	(4,629,269)	(95,797,784)

Class R5	(2,330,336)	(51,951,314)	(1,494,658)	(31,210,125)

Class R6	(5,123,865)	(135,952,745)	(1,450,009)	(31,192,047)

Net increase (decrease) in share activity	(5,105,837)	$(151,078,080)	8,760,580	$94,932,910

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 13—Subsequent Event

On September 25, 2020, the Board of Trustees of the Trust, approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”). The Proposal requires approval by the shareholders of the Fund and will be submitted to shareholders at a special meeting to be held on January 22, 2021.

22                         Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,394.80	$5.90	$1,020.21	$4.98	0.98%
Class C	1,000.00	1,389.20	10.39	1,016.44	8.77	1.73
Class R	1,000.00	1,392.60	7.40	1,018.95	6.24	1.23
Class Y	1,000.00	1,396.20	4.40	1,021.47	3.71	0.73
Class R5	1,000.00	1,396.80	4.16	1,021.67	3.51	0.69
Class R6	1,000.00	1,397.40	3.68	1,022.07	3.10	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24                         Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s underweight and overweight exposures to certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

25                         Invesco American Franchise Fund

regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$749,041,015
Qualified Dividend Income*	38.16%
Corporate Dividends Received Deduction*	35.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198

Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman –1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                         Invesco American Franchise Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Capital Appreciation Fund Effective September 30, 2020, Invesco Oppenheimer Capital Appreciation Fund was renamed Invesco Capital Appreciation Fund.
Nasdaq:
A: OPTFX ∎ C: OTFCX ∎ R: OTCNX ∎ Y: OTCYX ∎ R5: CPTUX ∎ R6: OPTIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Capital Appreciation Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment

strategy	described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Capital Appreciation Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2020, Class A shares of Invesco Capital Appreciation Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index.
Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	39.41%
Class C Shares	38.34
Class R Shares	39.04
Class Y Shares	39.75
Class R5 Shares	39.90
Class R6 Shares	39.93
S&P 500 Index▼	21.94
Russell 1000 Growth Index▼	44.34

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (the Fed) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.¹ Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

  During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.[1]

  In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.² However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and a gradual reopening of many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.[2] Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but ended the fiscal year with record highs.

  In this environment, the Fund’s Class A shares at NAV, produced a strong absolute return but underperformed the Russell 1000 Growth Index for the fiscal year. Stock selection in and underweight exposure to the information technology (IT) sector was the leading detractor from relative performance. Our underweight exposure to Apple relative to the index was a significant headwind within the IT sector during the fiscal year. Overweight exposure to and stock selection in the energy sector, which was the worst performing sector during the fiscal year, primarily due to decreasing demand and elevated supply levels, was also a detractor from Fund performance. Finally, stock selection in the consumer discretionary sector was a drag on relative performance as well.

  At the individual stock level, Norwegian Cruise Line was among the leading detractors from Fund performance on a relative and absolute basis. The cruise industry was brought to a standstill due to COVID-19 following a prolonged period of healthy fundamentals. The cruise industry is expected to recover at a very slow pace and will not return to operations until it is permitted to do so by the CDC with restrictions to headcount which we believe will be a headwind for revenue. We exited our position during the fiscal year due to a potentially very slow and uncertain recovery.

  Within the industrials sector, the leading detractor from Fund performance was Air-bus. Early in the fiscal year and heading into the COVID-19 crisis, Airbus boasted an unparalleled position in aerospace with healthy demand for its core A320 family, strong competitive position and liquidity. Once COVID-19 impacted travel, nearly half of the global aircraft fleet was parked, and the remainder operated at often single-digit load factors. Airlines were forced to use excess cash and sought government assistance. Airbus was eliminated from the portfolio during the fiscal year because we believe overcapacity of commercial aircraft, combined with weak airline balance sheets, will negatively affect aircraft demand for years to come.

  The Fund’s underweight exposure to Apple resulted in it being the leading relative detractor from Fund performance compared to the Russell 1000 Growth Index, although it was among the top contributors on an absolute basis. Despite geopolitical trade concerns and slowing global growth, the technology company beat lowered expectations, reported better margins and modestly raised its forward-looking guidance. The anticipation of the 2020 iPhone cycle, which is expected to include 5G capabilities, also helped push Apple’s share price higher during the fiscal year. Investors increasingly view the hardware business as a more stable, recurring revenue stream. Apple has also benefitted from flows into index-based instruments.

  Alternatively, the leading contributor to relative Fund performance versus the Russell 1000 Growth Index, included stock selection in and underweight exposure to the health care sector. Additionally, lack of exposure to the real estate sector and underweight exposure to the consumer staples sector was also a tailwind for the Fund.

  At the stock level, ecommerce leader Amazon.com was the foremost contributor to Fund performance on an absolute and relative basis. Early in the fiscal year, Amazon’s stock price came under pressure due to higher costs to support volume strength, increasing investment related to its move to one-day shipping for Prime customers and other holiday-related shipping initiatives. Subsequently, the online retail giant reported strong consecutive quarters and guidance as COVID-19 has driven significant adoption of ecommerce to accommodate social distancing measures. Additionally, Amazon.com has seen an increase in users and broadening usage in underpenetrated categories such as food and consumables.

  Microsoft was also a key absolute contributor to Fund performance during the fiscal

4	Invesco Capital Appreciation Fund

year. The software company’s cloud-based product, Azure, continued to grow rapidly and gain market share. Microsoft was awarded the $10 billion Joint Enterprise Defense Infrastructure (JEDI) contract from the US Department of Defense, further strengthening its competitive position. The company’s improved margins combined with strong growth in core server tools also fueled its continued strong performance.

  Within the communication services sector, Facebook was among the leading absolute contributors to Fund performance. Despite Facebook’s increased anti-trust scrutiny and some headwinds from reduced advertising budgets, the social media giant reported strong user growth, revenue and margins throughout the fiscal year. In addition, COVID-19 drove acceleration in user growth and engagement as social distancing measures required increased reliance on digital tools for socializing.

  At the close of the fiscal year, the rise of the coronavirus had shaken investor confidence and we believe will likely disrupt economic growth over at least the next several months. In response to this rapidly evolving situation, central banks around the world are taking action to provide economic support through monetary stimulus. We view the COVID-19 outbreak as a transitory event that has brought market volatility, but also attractive valuations for many equities as we look out beyond this event and its impact. We believe several of our larger themes are also well positioned for the current disruptions to social contact. In the months ahead we expect continued volatility and aim to remain nimble and take advantage of price dislocations. We believe change is the fuel for growth. Our deep fundamental research seeks to identify “share-takers,” which are companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in consumer behavior that we expect.

  Thank you for your commitment to the Invesco Capital Appreciation Fund.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis

Portfolio managers:

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Capital Appreciation Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (1/22/81)	12.15%
10 Years	14.78
5 Years	14.43
1 Year	31.74

Class C Shares
Inception (12/1/93)	9.65%
10 Years	14.55
5 Years	14.85
1 Year	37.34

Class R Shares
Inception (3/1/01)	6.27%
10 Years	15.13
5 Years	15.42
1 Year	39.04

Class Y Shares
Inception (11/3/97)	8.27%
10 Years	15.76
5 Years	16.00
1 Year	39.75

Class R5 Shares
10 Years	15.49%
5 Years	15.83
1 Year	39.90

Class R6 Shares
Inception (12/29/11)	15.98%
5 Years	16.26
1 Year	39.93

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Capital Appreciation Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Capital Appreciation Fund

Invesco Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the

Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	32.34%
Consumer Discretionary	23.03
Communication Services	19.62
Health Care	10.40
Industrials	5.34
Financials	5.09
Consumer Staples	2.58
Other Sectors, Each Less than 2% of Net Assets	1.64
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top 10 Equity Holdings*

% of total net assets
1. Amazon.com, Inc.	11.69%
2. Facebook, Inc., Class A	5.67
3. Alphabet, Inc., Class C	4.94
4. Microsoft Corp.	4.91
5. Alibaba Group Holding Ltd., ADR	3.58
6. Lowe’s Cos., Inc.	3.55
7. Mastercard, Inc., Class A	3.34
8. Apple, Inc.	2.95
9. salesforce.com, inc.	2.39
10. Activision Blizzard, Inc.	2.37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9	Invesco Capital Appreciation Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-100.04%
Aerospace & Defense-0.48%
Teledyne Technologies, Inc.(b)	76,639	$24,034,757

Application Software-7.43%
Adobe, Inc.(b)	75,140	38,576,125

RealPage, Inc.(b)	792,546	49,629,231

RingCentral, Inc., Class A(b)	149,714	43,532,340

salesforce.com, inc.(b)	436,513	119,015,269

Splunk, Inc.(b)	264,146	57,935,142

Trade Desk, Inc. (The), Class A(b)	127,967	61,590,517

		370,278,624

Asset Management & Custody Banks-3.77%
Apollo Global Management, Inc.	1,278,990	59,946,261

Ares Management Corp., Class A	1,388,996	56,184,888

KKR & Co., Inc., Class A	1,998,312	71,579,536

		187,710,685

Automotive Retail-0.23%
CarMax, Inc.(b)	107,161	11,458,726

Biotechnology-2.01%
Alnylam Pharmaceuticals, Inc.(b)	201,684	26,751,366

Argenx SE, ADR (Netherlands)(b)	78,491	18,152,614

BeiGene Ltd., ADR (China)(b)	131,056	31,659,198

BioNTech SE, ADR (Germany)(b)	147,770	9,050,912

Ionis Pharmaceuticals, Inc.(b)	8,391	457,309

Moderna, Inc.(b)	214,802	13,938,502

		100,009,901

Cable & Satellite-0.63%
Altice USA, Inc., Class A(b)	1,144,227	31,557,781

Construction Machinery & Heavy Trucks-0.10%
Nikola Corp.(b)	126,413	5,158,914

Consumer Electronics-1.31%
Sony Corp. (Japan)	831,500	65,066,739

Copper-0.45%
Freeport-McMoRan, Inc.	1,434,088	22,386,114

Data Processing & Outsourced Services-8.29%
Fidelity National Information Services, Inc.	241,335	36,405,385

Mastercard, Inc., Class A	465,137	166,607,422

PayPal Holdings, Inc.(b)	558,860	114,085,680

Visa, Inc., Class A	307,714	65,232,291

WEX, Inc.(b)	193,485	30,901,489

		413,232,267

Diversified Support Services-0.56%
Cintas Corp.	83,129	27,701,908

Environmental & Facilities Services-0.67%
Clean Harbors, Inc.(b)	292,936	17,898,390

GFL Environmental, Inc. (Canada)	838,608	15,304,596

		33,202,986

	Shares	Value

Food Distributors-0.92%
Sysco Corp.	761,576	$45,801,181

Health Care Equipment-4.43%
Danaher Corp.	105,317	21,744,801

DexCom, Inc.(b)	145,642	61,957,563

Intuitive Surgical, Inc.(b)	64,013	46,783,261

Teleflex, Inc.	139,446	54,795,305

Zimmer Biomet Holdings, Inc.	252,994	35,641,795

		220,922,725

Health Care Services-0.63%
LHC Group, Inc.(b)	149,506	31,163,031

Health Care Supplies-0.28%
West Pharmaceutical Services, Inc.	48,690	13,826,012

Health Care Technology-0.02%
Teladoc Health, Inc.(b)	4,882	1,052,999

Home Improvement Retail-3.55%
Lowe’s Cos., Inc.	1,075,241	177,081,440

Hotels, Resorts & Cruise Lines-0.75%
Marriott Vacations Worldwide Corp.	159,630	15,112,172

Wyndham Destinations, Inc.	767,841	22,259,711

		37,371,883

Industrial Conglomerates-0.43%
Roper Technologies, Inc.	50,485	21,566,687

Industrial Gases-0.15%
Linde PLC (United Kingdom)	30,847	7,703,730

Interactive Home Entertainment-6.96%
Activision Blizzard, Inc.	1,414,376	118,128,683

Electronic Arts, Inc.(b)	481,048	67,091,765

Nintendo Co. Ltd. (Japan)	187,700	100,401,520

Take-Two Interactive Software, Inc.(b)	359,325	61,512,847

		347,134,815

Interactive Media & Services-11.08%
Alphabet, Inc., Class C(b)	150,818	246,463,759

Facebook, Inc., Class A(b)	963,100	282,380,920

ZoomInfo Technologies, Inc., Class A(b)	602,218	23,378,103

		552,222,782

Internet & Direct Marketing Retail-16.15%
Alibaba Group Holding Ltd., ADR (China)(b)	622,353	178,633,981

Amazon.com, Inc.(b)	168,809	582,553,107

Booking Holdings, Inc.(b)	22,865	43,682,439

		804,869,527

Leisure Facilities-0.16%
Cedar Fair L.P.	269,795	7,972,442

Life & Health Insurance-1.13%
Athene Holding Ltd., Class A(b)	1,539,846	56,296,770

Life Sciences Tools & Services-1.43%
Avantor, Inc.(b)	2,302,076	51,957,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Capital Appreciation Fund

	Shares	Value

Life Sciences Tools & Services-(continued)
Illumina, Inc.(b)	53,652	$19,165,568

		71,123,423

Managed Health Care-1.27%
Humana, Inc.	81,564	33,862,926

UnitedHealth Group, Inc.	93,750	29,301,562

		63,164,488

Movies & Entertainment-0.95%
IMAX Corp.(b)	643,665	9,893,131

Netflix, Inc.(b)	70,425	37,294,263

		47,187,394

Oil & Gas Exploration & Production-0.72%
Apache Corp.	1,677,099	24,821,065

Viper Energy Partners L.P.	1,084,461	11,039,813

		35,860,878

Oil & Gas Refining & Marketing-0.17%
PBF Energy, Inc., Class A	987,504	8,453,034

Packaged Foods & Meats-1.66%
Conagra Brands, Inc.	494,252	18,959,507

Nomad Foods Ltd. (United Kingdom)(b)	763,392	18,825,247

Tyson Foods, Inc., Class A	719,734	45,199,295

		82,984,049

Pharmaceuticals-0.34%
MyoKardia, Inc.(b)	53,239	5,826,476

Reata Pharmaceuticals, Inc., Class A(b)	87,474	9,180,396

Zoetis, Inc.	11,965	1,915,597

		16,922,469

Railroads-0.84%
Kansas City Southern	160,086	29,142,055

Union Pacific Corp.	66,683	12,832,477

		41,974,532

Regional Banks-0.20%
SVB Financial Group(b)	38,826	9,915,384

Research & Consulting Services-0.50%
CoStar Group, Inc.(b)	29,360	24,914,896

Restaurants-0.88%
Restaurant Brands International, Inc. (Canada)	812,014	43,962,438

Investment Abbreviations:

ADR - American Depositary Receipt

	Shares	Value

Semiconductor Equipment-1.71%
Applied Materials, Inc.	999,686	$ 61,580,658

ASML Holding N.V., New York Shares (Netherlands)	63,297	23,684,471

		85,265,129

Semiconductors-4.65%
NVIDIA Corp.	127,383	68,147,357

QUALCOMM, Inc.	665,558	79,267,958

Semtech Corp.(b)	929,485	54,514,295

Silicon Motion Technology Corp., ADR (Taiwan)	787,095	29,838,772

		231,768,382

Specialty Chemicals-0.14%
Sherwin-Williams Co. (The)	10,741	7,207,748

Systems Software-7.30%
Microsoft Corp.	1,084,582	244,605,779

Palo Alto Networks, Inc.(b)	231,842	59,678,449

ServiceNow, Inc.(b)	123,919	59,731,436

		364,015,664

Technology Hardware, Storage & Peripherals-2.95%
Apple, Inc.	1,140,300	147,144,312

Trading Companies & Distributors-0.82%
Fastenal Co.	383,880	18,756,377

United Rentals, Inc.(b)	123,749	21,909,760

		40,666,137

Trucking-0.94%
J.B. Hunt Transport Services, Inc.	70,956	9,972,156

Knight-Swift Transportation Holdings, Inc.	222,006	10,092,393

Lyft, Inc., Class A(b)	585,095	17,359,769

Uber Technologies, Inc.(b)	281,026	9,450,906

		46,875,224

TOTAL INVESTMENTS IN SECURITIES-100.04% (Cost $2,734,273,666)		4,986,191,007

OTHER ASSETS LESS LIABILITIES-(0.04)%		(1,758,876)

NET ASSETS-100.00%		$4,984,432,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Capital Appreciation Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,486,118	$190,086,614	$(193,572,694)	$(38)	$ -	$ -	$26,124
Invesco Liquid Assets Portfolio, Institutional Class	-	4,608,910	(4,608,910)	-	-	-	31
Invesco Treasury Portfolio, Institutional Class	-	7,374,256	(7,374,256)	-	-	-	18
Total	$3,486,118	$202,069,780	$(205,555,860)	$(38)	$ -	$ -	$26,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Capital Appreciation Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $2,734,273,666)	$4,986,191,007

Cash	429,806

Foreign currencies, at value (Cost $138)	140

Receivable for:
Investments sold	19,397,829

Fund shares sold	1,484,985

Dividends	1,737,978

Investment for trustee deferred compensation and retirement plans	551,266

Other assets	109,504

Total assets	5,009,902,515

Liabilities:
Payable for:
Investments purchased	17,335,001

Dividends	197

Fund shares reacquired	4,058,595

Accrued fees to affiliates	2,666,883

Accrued trustees’ and officers’ fees and benefits	491,650

Accrued other operating expenses	366,792

Trustee deferred compensation and retirement plans	551,266

Total liabilities	25,470,384

Net assets applicable to shares outstanding	$4,984,432,131

Net assets consist of:
Shares of beneficial interest	$2,609,876,971

Distributable earnings	2,374,555,160

$4,984,432,131

Net Assets:
Class A	$4,478,067,274

Class C	$230,567,379

Class R	$147,186,582

Class Y	$114,061,007

Class R5	$35,842

Class R6	$14,514,047

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	63,658,923

Class C	5,010,904

Class R	2,283,988

Class Y	1,453,276

Class R5	507

Class R6	182,971

Class A:
Net asset value per share	$70.34

Maximum offering price per share (Net asset value of $70.34 ÷ 94.50%)	$74.43

Class C:
Net asset value and offering price per share	$46.01

Class R:
Net asset value and offering price per share	$64.44

Class Y:
Net asset value and offering price per share	$78.49

Class R5:
Net asset value and offering price per share	$70.69

Class R6:
Net asset value and offering price per share	$79.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Capital Appreciation Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $457,128)	$32,405,691

Dividends from affiliated money market funds	26,173

Total investment income	32,431,864

Expenses:
Advisory fees	24,481,543

Administrative services fees	302,039

Custodian fees	36,444

Distribution fees:
Class A	8,319,030

Class C	1,993,505

Class R	610,271

Transfer agent fees - A, C, R and Y	6,444,199

Transfer agent fees - R5	5

Transfer agent fees - R6	5,346

Trustees’ and officers’ fees and benefits	(15,416)

Registration and filing fees	148,729

Reports to shareholders	363,362

Professional services fees	52,737

Other	49,945

Total expenses	42,791,739

Less: Fees waived and/or expense offset arrangement(s)	(95,229)

Net expenses	42,696,510

Net investment income (loss)	(10,264,646)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	136,969,291

Foreign currencies	(81,324)

136,887,967

Change in net unrealized appreciation of:
Investment securities	1,315,583,292

Foreign currencies	7,844

1,315,591,136

Net realized and unrealized gain	1,452,479,103

Net increase in net assets resulting from operations	$1,442,214,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(10,264,646)	$(3,866,721)

Net realized gain	136,887,967	822,880,502

Change in net unrealized appreciation (depreciation)	1,315,591,136	(805,380,117)

Net increase in net assets resulting from operations	1,442,214,457	13,633,664

Distributions to shareholders from distributable earnings:
Class A	(725,826,154)	(249,261,777)

Class C	(54,618,367)	(37,330,769)

Class R	(25,143,895)	(8,511,813)

Class Y	(20,457,969)	(7,522,697)

Class R5	(2,231)	–

Class R6	(1,897,655)	(27,173,071)

Total distributions from distributable earnings	(827,946,271)	(329,800,127)

Share transactions–net:
Class A	341,564,895	120,818,861

Class C	16,876,698	(169,435,273)

Class R	12,675,960	9,603,163

Class Y	6,088,108	(13,087,747)

Class R5	22,800	10,000

Class R6	2,701,290	(956,913,657)

Net increase (decrease) in net assets resulting from share transactions	379,929,751	(1,009,004,653)

Net increase (decrease) in net assets	994,197,937	(1,325,171,116)

Net assets:
Beginning of year	3,990,234,194	5,315,405,310

End of year	$4,984,432,131	$3,990,234,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/20	$62.38	$(0.12)	$21.17	$21.05	$-	$(13.09)	$(13.09)	$70.34	39.41	%(e)	$4,478,067	1.00	%(e)(f)	1.00	%(e)(f)	(0.22	)%(e)(f)	31%
Year ended 08/31/19	65.82	(0.03)	1.23	1.20	-	(4.64)	(4.64)	62.38	2.97		3,566,269	1.03	(g)	1.03		(0.06)		64
Year ended 08/31/18	59.87	0.00	11.40	11.40	(0.01)	(5.44)	(5.45)	65.82	20.23		3,606,256	1.03	(g)	1.03		(0.01)		29
Year ended 08/31/17	52.99	0.04	9.01	9.05	(0.04)	(2.13)	(2.17)	59.87	17.90		3,266,760	1.05	(g)	1.05		0.08		63
Year ended 08/31/16	58.99	0.07	1.36	1.43	-	(7.43)	(7.43)	52.99	2.02		3,112,543	1.05	(g)	1.05		0.14		79
Class C
Year ended 08/31/20	45.21	(0.39)	14.28	13.89	-	(13.09)	(13.09)	46.01	38.34		230,567	1.78	(f)	1.78	(f)	(1.00	)(f)	31
Year ended 08/31/19	49.50	(0.36)	0.71	0.35	-	(4.64)	(4.64)	45.21	2.18		201,751	1.80	(g)	1.80		(0.83)		64
Year ended 08/31/18	46.61	(0.36)	8.69	8.33	-	(5.44)	(5.44)	49.50	19.33		404,733	1.79	(g)	1.79		(0.77)		29
Year ended 08/31/17	42.02	(0.30)	7.02	6.72	-	(2.13)	(2.13)	46.61	16.98		376,618	1.82	(g)	1.82		(0.69)		63
Year ended 08/31/16	48.56	(0.27)	1.16	0.89	-	(7.43)	(7.43)	42.02	1.26		390,891	1.82	(g)	1.82		(0.62)		79
Class R
Year ended 08/31/20	58.28	(0.26)	19.51	19.25	-	(13.09)	(13.09)	64.44	39.04		147,187	1.28	(f)	1.28	(f)	(0.50	)(f)	31
Year ended 08/31/19	62.00	(0.18)	1.10	0.92	-	(4.64)	(4.64)	58.28	2.68		117,019	1.30	(g)	1.30		(0.32)		64
Year ended 08/31/18	56.82	(0.15)	10.77	10.62	-	(5.44)	(5.44)	62.00	19.92		112,845	1.29	(g)	1.29		(0.27)		29
Year ended 08/31/17	50.49	(0.10)	8.56	8.46	-	(2.13)	(2.13)	56.82	17.60		92,888	1.31	(g)	1.31		(0.18)		63
Year ended 08/31/16	56.68	(0.06)	1.30	1.24	-	(7.43)	(7.43)	50.49	1.74		83,248	1.31	(g)	1.31		(0.12)		79
Class Y
Year ended 08/31/20	68.08	0.01	23.49	23.50	-	(13.09)	(13.09)	78.49	39.75		114,061	0.78	(f)	0.78	(f)	0.00	(f)	31
Year ended 08/31/19	71.23	0.11	1.40	1.51	(0.02)	(4.64)	(4.66)	68.08	3.20		95,438	0.80	(g)	0.80		0.17		64
Year ended 08/31/18	64.36	0.15	12.30	12.45	(0.14)	(5.44)	(5.58)	71.23	20.51		115,119	0.80	(g)	0.80		0.22		29
Year ended 08/31/17	56.79	0.16	9.69	9.85	(0.15)	(2.13)	2.28	64.36	18.16		149,511	0.82	(g)	0.82		0.27		63
Year ended 08/31/16	62.57	0.22	1.43	1.65	-	(7.43)	(7.43)	56.79	(2.28)		119,008	0.82	(g)	0.82		0.38		79
Class R5
Year ended 08/31/20	62.44	0.07	21.27	21.34	-	(13.09)	(13.09)	70.69	39.90		36	0.67	(f)	0.67	(f)	0.11	(f)	31
Period ended 08/31/19(h)	58.66	0.05	3.73	3.78	-	-	-	62.44	6.44		11	0.68	(g)(i)	0.68	(i)	0.29	(i)	64
Class R6
Year ended 08/31/20	68.60	0.10	23.71	23.81	-	(13.09)	(13.09)	79.32	39.91		14,514	0.63	(f)	0.67	(f)	0.15	(f)	31
Year ended 08/31/19	71.57	0.23	1.58	1.81	(0.14)	(4.64)	(4.78)	68.60	3.66		9,747	0.63	(g)	0.63		0.33		64
Year ended 08/31/18	64.64	0.26	12.36	12.62	(0.25)	(5.44)	(5.69)	71.57	20.70		1,076,452	0.63	(g)	0.63		0.39		29
Year ended 08/31/17	57.04	0.29	9.71	10.00	(0.27)	(2.13)	(2.40)	64.64	18.40		1,131,656	0.63	(g)	0.63		0.49		63
Year ended 08/31/16	62.72	0.32	1.43	1.75	-	(7.43)	(7.43)	57.04	2.45		988,213	0.63	(g)	0.63		0.56		79

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended August 31, 2019, 2018, 2017, 2016 and 2015, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22% for the year ended August 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $3,702,203, $199,351, $122,054, $97,955, $11 and $11,210 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Includes fee waivers which were less than 0.005%.
(h)	Commencement date after the close of business on May 24, 2019.
(i)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Capital Appreciation Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Capital Appreciation Fund, formerly Invesco Oppenheimer Capital Appreciation Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17	Invesco Capital Appreciation Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

18	Invesco Capital Appreciation Fund

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $1 billion	0.580%
Next $2 billion	0.560%
Next $2 billion	0.540%
Next $2 billion	0.520%
Next $2.5 billion	0.500%
Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.68% and 0.63%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $6,356 and reimbursed class level expenses of $0, $0, $0, $0, $0 and $4,159 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $399,385 in front-end sales commissions from the sale of Class A shares and $9,101 and $6,674 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2020, the Fund incurred $13,174 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

19	Invesco Capital Appreciation Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$4,820,722,748	$165,468,259	$-	$4,986,191,007

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $84,714.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$7,761,307	$31,789,306

Long-term capital gain	820,184,964	298,010,821

Total distributions	$827,946,271	$329,800,127

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$151,569,990

Net unrealized appreciation - investments	2,247,351,220

Net unrealized appreciation - foreign currencies	3,290

Temporary book/tax differences	(1,031,362)

Late-Year ordinary loss deferral	(23,337,978)

Shares of beneficial interest	2,609,876,971

Total net assets	$4,984,432,131

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

20	Invesco Capital Appreciation Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $1,296,942,769 and $1,740,503,504, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,287,604,280

Aggregate unrealized (depreciation) of investments	(40,253,060)

Net unrealized appreciation of investments	$2,247,351,220

Cost of investments for tax purposes is $2,738,839,787.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, master limited partnerships and net operating losses, on August 31, 2020, undistributed net investment income (loss) was decreased by $63,436,004, undistributed net realized gain was increased by $74,737,118 and shares of beneficial interest was decreased by $11,301,114. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended August 31, 2020		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	3,534,087	$205,284,900	5,618,810	$338,399,644

Class C	801,919	31,242,651	912,330	39,038,118

Class R	420,876	22,361,254	411,414	22,912,188

Class Y	725,083	48,972,785	547,310	35,925,762

Class R5(a)	337	22,800	170	10,000

Class R6	57,646	3,776,928	210,393	13,504,655

Issued as reinvestment of dividends:
Class A	12,699,672	703,324,044	4,548,104	243,823,507

Class C	1,476,959	53,790,843	948,556	37,060,086

Class R	493,345	25,076,750	166,430	8,353,141

Class Y	280,610	17,310,777	112,640	6,580,415

Class R6	27,918	1,739,221	462,953	27,142,957

Automatic conversion of Class C shares to Class A shares:
Class A	236,853	13,980,563	-	-

Class C	(353,040)	(13,980,563)	-	-

Reacquired:
Class A	(9,981,707)	(581,024,612)	(7,782,718)	(461,404,290)

Class C	(1,377,004)	(54,176,233)	(5,574,581)	(245,533,477)

Class R	(638,085)	(34,762,044)	(390,045)	(21,662,166)

Class Y	(954,234)	(60,195,454)	(874,285)	(55,593,924)

Class R6	(44,688)	(2,814,859)	(15,570,886)	(997,561,269)

Net increase (decrease) in share activity	7,406,547	$379,929,751	(16,253,405)	$(1,009,004,653)

(a)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco Capital Appreciation Fund

NOTE 12–Subsequent Event

On September 25, 2020, the Board of Trustees of the Trust, approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”). The Proposal requires approval by the shareholders of the Fund and will be submitted to shareholders at a special meeting to be held on January 22, 2021.

22	Invesco Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Capital Appreciation Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the two years ended August 31, 2020 for Class A, Class C, Class R, Class Y and Class R6. For the year ended August 31, 2020 and the period from May 24, 2019 (inception of offering) through August 31, 2019 for Class R5.

The financial statements of Invesco Capital Appreciation Fund (formerly Oppenheimer Capital Appreciation Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,345.70	$5.72	$1,020.26	$4.93	0.97%
Class C	1,000.00	1,340.60	10.24	1,016.39	8.82	1.74
Class R	1,000.00	1,343.90	7.31	1,018.90	6.29	1.24
Class Y	1,000.00	1,347.40	4.37	1,021.42	3.76	0.74
Class R5	1,000.00	1,348.00	3.78	1,021.92	3.25	0.64
Class R6	1,000.00	1,348.00	3.72	1,021.97	3.20	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24	Invesco Capital Appreciation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of The Invesco Capital Appreciation Fund’s (formerly, Invesco Oppenheimer Capital Appreciation Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that overweight and underweight exposures to, and stock selection in, certain sectors detracted from Fund performance. The Board further noted that the Fund underwent a portfolio management team change in June 2019, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the

25	Invesco Capital Appreciation Fund

expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$820,184,964
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
Short-Term Capital Gain Distributions	$7,761,307

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	198	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	Company
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	225 Franklin Street
Boston, MA 02110-2801

T-7	Invesco Capital Appreciation Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                         Invesco Distributors, Inc.                                                                                      O-CAPA-AR-1

Annual Report to Shareholders August 31, 2020

Invesco

# Invesco Core Plus Bond Fund

Nasdaq:
A: ACPSX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

| | |
|---|---|
| 2 | Letters to Shareholders |
| 4 | Management's Discussion |
| 4 | Performance Summary |
| 6 | Long-Term Fund Performance |
| 8 | Supplemental Information |
| 8 | Liquidity Risk Management Program |
| 10 | Schedule of Investments |
| 30 | Financial Statements |
| 33 | Financial Highlights |
| 34 | Notes to Financial Statements |
| 43 | Report of Independent Registered Public Accounting Firm |
| 44 | Fund Expenses |
| 45 | Approval of Investment Advisory and Sub-Advisory Contracts |
| 47 | Tax Information |
| T-1 | Trustees and Officers |

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Core Plus Bond Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Core Plus

Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Bar- clays U.S. Aggregate Bond Index, the Fund’s broad market/style-specific bench- mark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	7.29%

Class C Shares	6.59

Class R Shares	7.12

Class Y Shares	7.56

Class R5 Shares	7.65

Class R6 Shares	7.62

Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	6.47

Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	6.38

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product (GDP) grew at approximately 2.5%.1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.5% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the US Federal Reserve (the Fed) maintained accommodative policies, cutting the federal funds target rate from a range of 2.00% to 2.25% at the start of the fiscal year to a range of 1.50% to 1.75% at the close of 2019.3 Despite the UK’s general election in December, which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.3 The unemployment rate reached a peak of 14.7%2 while real GDP decreased at an annual rate of

31.7%1 (second estimate) in the second quarter of 2020.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy response to the crisis, which was swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.68%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.47% for the fiscal year. Strong performance for the Fund’s broad market/style-specific benchmark was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted positive returns for the fiscal year.

The Fund, at NAV, generated positive returns for the fiscal year, and outperformed its broad market/style-specific benchmark. Overweight exposure to investment grade bonds was the most notable contributor to the Fund’s relative performance. Underperformance from the securitized sector was driven by slightly wider credit spreads and weaker technicals due in part to declining overseas demand for the asset class stemming from heightened foreign currency hedging costs. Security selection in the technology and consumer cyclical sectors also contributed to the Fund’s relative performance during the fiscal year but was slightly offset by security selection within the high yield media and high yield airlines sectors.

Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to its broad market/style-specific benchmark during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. The Fund’s out-of-index exposure, such as exposure to high yield bonds, provided subtle gains despite concerns over global growth. Helping to support returns in the high yield sector and in US dollar-denominated EM corporate debt were very accommodative central bank policies.

The Fund’s allocation to cash holdings detracted from relative Fund performance, as intermediate and long duration assets rallied during the fiscal year as a result of lower Treasury rates.

The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year provided a small boost to relative

4                         Invesco Core Plus Bond Fund

returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: US Bureau of Economic Analysis

2 Source: US Bureau of Labor Statistics

3 Source: US Federal Reserve

4 Source: US Department of Treasury

Portfolio managers:

Matthew Brill

Chuck Burge

Michael Hyman

Joseph Portera

Scott Roberts

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco Core Plus Bond Fund

Your Fund’s Long–Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 8/31/10

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges
Class A Shares

Inception (6/3/09)	4.75%

10 Years	3.96

5 Years	4.13

1 Year	2.77

Class C Shares

Inception (6/3/09)	4.44%

10 Years	3.63

5 Years	4.25

1 Year	5.59

Class R Shares

Inception (6/3/09)	4.89%

10 Years	4.16

5 Years	4.77

1 Year	7.12

Class Y Shares

Inception (6/3/09)	5.42%

10 Years	4.69

5 Years	5.30

1 Year	7.56

Class R5 Shares

Inception (6/3/09)	5.42%

10 Years	4.69

5 Years	5.31

1 Year	7.65

Class R6 Shares

10 Years	4.67%

5 Years	5.35

1 Year	7.62

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures pro-

viding for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	47.59%
Asset-Backed Securities	22.04
U.S. Government Sponsored Agency Mortgage-Backed Securities	14.72
U.S. Treasury Securities	12.46
Security Types Each Less Than 1% of Portfolio	3.22
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury	12.46%
2. Federal National Mortgage Association	6.32
3. Uniform Mortgage-Backed Securities	5.32
4. Citigroup, Inc.	1.38
5. Government National Mortgage Association	1.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9                         Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2020

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–47.59%
Advertising–0.37%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$10,684,000	$12,859,072

Lamar Media Corp., 3.75%, 02/15/2028(b)	7,225,000	7,238,547

		20,097,619

Aerospace & Defense–0.02%
L3Harris Technologies, Inc., 3.85%, 12/15/2026	600,000	692,032

Northrop Grumman Corp., 3.25%, 01/15/2028	300,000	339,445

		1,031,477

Agricultural Products–0.05%
Bunge Ltd. Finance Corp., 1.63%, 08/17/2025	2,479,000	2,494,520

Airlines–0.79%
American Airlines Pass Through Trust, Series 2017-1, Class B, 4.95%, 02/15/2025	1,776,075	1,260,895

Series 2017-2, Class B, 3.70%, 10/15/2025	3,754,388	2,573,123

British Airways Pass Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	3,338,099	2,795,050

Delta Air Lines Pass Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	1,829,000	1,700,694

Series 2020-1, Class AA, 2.00%, 06/10/2028	8,671,000	8,447,488

Delta Air Lines, Inc.,
2.60%, 12/04/2020	8,050,000	8,048,157

7.38%, 01/15/2026	800,000	833,322

Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, 7.50%, 11/10/2023(b)	13,462,345	9,894,824

Southwest Airlines Co., 5.25%, 05/04/2025	98,000	107,071

United Airlines Pass Through Trust, Series 2018-1, Class AA, 3.50%, 03/01/2030	7,686,274	7,242,154

		42,902,778

Alternative Carriers–0.05%
CenturyLink, Inc., 4.00%, 02/15/2027(b)	2,479,000	2,522,382

Apparel Retail–0.61%
L Brands, Inc., 5.63%, 02/15/2022	306,000	315,096

Ross Stores, Inc.,
4.60%, 04/15/2025	9,599,000	11,069,004

4.70%, 04/15/2027	10,106,000	11,891,326

5.45%, 04/15/2050	7,534,000	9,680,351

		32,955,777

	Principal Amount	Value

Asset Management & Custody Banks–0.91%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	$7,368,000	$8,079,834

Apollo Management Holdings L.P.,
4.00%, 05/30/2024(b)	4,890,000	5,389,782

2.65%, 06/05/2030(b)	8,045,000	8,032,160

4.95%, 01/14/2050(b)(c)	14,193,000	14,351,536

Bank of New York Mellon Corp. (The), Series G, 4.70%(c)(d)	9,480,000	10,318,980

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	2,454,000	3,088,671

		49,260,963

Auto Parts & Equipment–0.07%
Magna International, Inc. (Canada), 2.45%, 06/15/2030	3,597,000	3,812,979

Automobile Manufacturers–1.55%
Ford Motor Co., 9.00%, 04/22/2025	212,000	248,369

Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	10,989,000	11,030,209

3.81%, 10/12/2021	8,681,000	8,734,388

5.60%, 01/07/2022	6,197,000	6,382,724

3.09%, 01/09/2023	6,107,000	6,082,511

5.58%, 03/18/2024	600,000	640,500

General Motors Co., 4.88%, 10/02/2023	370,000	404,575

General Motors Financial Co., Inc., 1.12% (3 mo. USD LIBOR + 0.85%), 04/09/2021(e)	6,385,000	6,384,082

Hyundai Capital America,
2.38%, 02/10/2023(b)	2,911,000	2,990,896

5.75%, 04/06/2023(b)	9,868,000	11,000,468

4.30%, 02/01/2024(b)	5,048,000	5,495,028

5.88%, 04/07/2025(b)	5,248,000	6,166,123

Toyota Motor Credit Corp., 3.00%, 04/01/2025	10,065,000	11,080,334

Volkswagen Group of America Finance LLC (Germany), 1.20%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(e)	6,564,000	6,568,644

3.20%, 09/26/2026(b)	613,000	677,522

		83,886,373

Automotive Retail–0.20%
Advance Auto Parts, Inc., 3.90%, 04/15/2030	10,066,000	11,101,129

Biotechnology–0.85%
AbbVie, Inc.,
2.30%, 11/21/2022(b)	18,582,000	19,318,385

2.60%, 11/21/2024(b)	18,749,000	20,105,386

Amgen, Inc., 3.15%, 02/21/2040	6,067,000	6,428,902

		45,852,673

Brewers–0.32%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.65%, 02/01/2026	485,000	548,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Brewers–(continued)
Anheuser–Busch InBev Worldwide, Inc. (Belgium),
3.50%, 06/01/2030	$4,101,000	$4,702,780

4.35%, 06/01/2040	4,754,000	5,537,626

4.50%, 06/01/2050	5,229,000	6,350,534

		17,139,148

Broadcasting–0.06%
Discovery Communications LLC, 5.20%, 09/20/2047	365,000	436,463

Fox Corp., 3.50%, 04/08/2030	2,413,000	2,719,766

ViacomCBS, Inc., 3.50%, 01/15/2025	275,000	303,692

		3,459,921

Building Products–0.76%
Carrier Global Corp., 2.24%, 02/15/2025(b)	13,650,000	14,314,394

2.49%, 02/15/2027(b)	5,518,000	5,797,455

2.72%, 02/15/2030(b)	11,629,000	12,198,700

Owens Corning, 4.20%, 12/01/2024	500,000	553,569

Standard Industries, Inc., 3.38%, 01/15/2031(b)	8,271,000	8,239,984

		41,104,102

Cable & Satellite–0.47%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 02/01/2031(b)	2,888,000	3,021,156

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	265,000	282,476

4.91%, 07/23/2025	260,000	302,694

Comcast Corp., 3.95%, 10/15/2025	3,892,000	4,489,951

4.60%, 10/15/2038	5,042,000	6,470,880

3.40%, 07/15/2046	500,000	553,348

2.80%, 01/15/2051	7,402,000	7,480,081

Cox Communications, Inc., 3.35%, 09/15/2026(b)	2,349,000	2,621,664

DISH DBS Corp., 5.88%, 11/15/2024	290,000	306,947

		25,529,197

Casinos & Gaming–0.00%
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	200,000	209,967

Commodity Chemicals–0.01%
Alpek S.A.B. de C.V. (Mexico), 4.50%, 11/20/2022(b)	300,000	313,800

Construction & Engineering–0.01%
Bioceanico Sovereign Certificate Ltd. (Cayman Islands), 0.00%, 06/05/2034(b)(f)	149,047	109,997

Rutas 2 and 7 Finance Ltd., 0.00%, 09/30/2036(b)(f)	240,000	170,738

		280,735

	Principal Amount	Value

Construction Machinery & Heavy Trucks–0.40%
Ashtead Capital, Inc. (United Kingdom), 4.00%, 05/01/2028(b)	$4,148,000	$4,313,920

Cummins, Inc., 2.60%, 09/01/2050	17,877,000	17,620,276

		21,934,196

Consumer Finance–0.18%
Credit Acceptance Corp.,
5.13%, 12/31/2024(b)	3,063,000	3,162,241

6.63%, 03/15/2026	5,071,000	5,448,156

Discover Bank, 3.45%, 07/27/2026	335,000	367,657

Synchrony Financial, 4.50%, 07/23/2025	670,000	732,128

		9,710,182

Copper–0.34%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	8,563,000	9,069,459

4.13%, 03/01/2028	3,918,000	4,103,458

4.38%, 08/01/2028	4,658,000	4,902,498

5.40%, 11/14/2034	385,000	436,319

		18,511,734

Data Processing & Outsourced Services–0.22%
PayPal Holdings, Inc.,
2.65%, 10/01/2026	6,508,000	7,139,869

2.85%, 10/01/2029	4,510,000	5,000,946

		12,140,815

Department Stores–0.00%
Falabella S.A. (Chile), 3.75%, 10/30/2027(b)	200,000	211,203

Distillers & Vintners–0.17%
Constellation Brands, Inc.,
0.98%, (3 mo. USD LIBOR + 0.70%), 11/15/2021(e)	5,132,000	5,132,316

4.65%, 11/15/2028	700,000	841,620

2.88%, 05/01/2030	92,000	99,147

3.75%, 05/01/2050	2,969,000	3,276,116

		9,349,199

Diversified Banks–7.01%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	20,285,000	22,043,304

Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(c)(d)	5,347,000	6,133,463

Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(b)	400,000	420,532

Banco de Credito del Peru (Peru), 3.13%, 07/01/2030(b)(c)	200,000	201,750

Banco del Estado de Chile (Chile),
4.13%, 10/07/2020(b)	300,000	300,753

2.70%, 01/09/2025(b)	6,310,000	6,645,282

Banco do Brasil S.A. (Brazil), 8.50%(b)(c)(d)	5,349,000	5,398,719

Banco Nacional de Panama (Panama), 2.50%, 08/11/2030(b)	5,245,000	5,307,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Bank of America Corp.,
4.20%, 08/26/2024	$4,194,000	$4,702,709

2.59%, 04/29/2031(c)	6,182,000	6,589,509

1.90%, 07/23/2031(c)	25,271,000	25,553,240

2.68%, 06/19/2041(c)	30,156,000	30,791,757

Barclays PLC (United Kingdom), 4.84%, 05/09/2028	600,000	669,416

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(b)	1,385,000	1,499,131

BNP Paribas S.A. (France), 4.38%, 03/01/2033(b)(c)	600,000	677,853

Citigroup, Inc.,
5.50%, 09/13/2025	5,313,000	6,334,966

3.11%, 04/08/2026(c)	8,374,000	9,101,081

4.45%, 09/29/2027	8,647,000	10,043,340

4.41%, 03/31/2031(c)	7,036,000	8,555,420

2.57%, 06/03/2031(c)	13,591,000	14,380,349

Series T, 6.25%(c)(d)	6,669,000	7,574,884

Series U, 5.00%(c)(d)	17,572,000	17,783,674

Credit Agricole S.A. (France), 1.91%, 06/16/2026(b)(c)	3,894,000	4,025,689

Development Bank of Kazakhstan JSC (Kazakhstan), 4.13%, 12/10/2022(b)	300,000	317,466

DIB Sukuk Ltd. (United Arab Emirates), 3.66%, 02/14/2022(b)	200,000	206,097

Export-Import Bank of India (India), 3.38%, 08/05/2026(b)	200,000	212,230

Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(b)	10,167,000	10,621,022

Global Bank Corp. (Panama), 4.50%, 10/20/2021(b)	7,642,000	7,856,167

HSBC Holdings PLC (United Kingdom),
1.27%, (3 mo. USD LIBOR + 1.00%), 05/18/2024(e)	2,854,000	2,862,663

1.65%, 04/18/2026(c)(e)	4,613,000	4,652,434

4.38%, 11/23/2026	570,000	647,154

2.36%, 08/18/2031(c)(e)	288,000	291,574

Industrial Senior Trust (Guatemala), 5.50%, 11/01/2022(b)	500,000	519,867

JPMorgan Chase & Co.,
1.15%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(e)	12,714,000	12,866,924

2.08%, 04/22/2026(c)	10,946,000	11,499,046

3.63%, 12/01/2027	4,596,000	5,172,895

3.78%, 02/01/2028(c)	650,000	745,159

2.96%, 05/13/2031(c)	7,760,000	8,345,224

3.11%, 04/22/2041(c)	6,809,000	7,514,149

Series W, 1.28% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	11,797,000	9,093,268

Series I, 3.74% (3 mo. USD LIBOR + 3.47%)(d)(e)	5,470,000	5,305,970

Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	500,000	568,508

Mizuho Financial Group, Inc. (Japan), 2.20%, 07/10/2031(c)	13,240,000	13,535,260

Multibank, Inc. (Panama), 4.38%, 11/09/2022(b)	200,000	204,205

	Principal Amount	Value

Diversified Banks–(continued)
National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(b)	$8,399,000	$8,406,107

Shinhan Financial Group Co. Ltd. (South Korea), 3.34%, 02/05/2030(b)(c)	200,000	209,400

SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	3,542,000	3,615,540

4.13%, 07/15/2023(b)	7,145,000	7,571,757

Standard Chartered PLC (United Kingdom), 7.75%(b)(c)(d)	5,720,000	6,205,113

Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	6,236,000	6,376,937

3.04%, 07/16/2029	10,076,000	11,038,138

2.13%, 07/08/2030	14,714,000	15,058,356

U.S. Bancorp, 1.38%, 07/22/2030	6,773,000	6,718,227

Wells Fargo & Co.,
2.19%, 04/30/2026(c)	3,229,000	3,377,919

3.07%, 04/30/2041(c)	4,593,000	4,868,616

5.38%, 11/02/2043	6,737,000	9,032,587

		380,250,084

Diversified Capital Markets–0.44%
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(b)(c)	6,174,000	7,213,870

7.50%(b)(c)(d)	305,000	339,880

5.10%(b)(c)(d)	4,989,000	4,973,384

5.25%(b)(c)(d)(e)	10,127,000	10,342,199

Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), 3.75%, 03/26/2025	725,000	803,826

		23,673,159

Diversified Chemicals–0.02%
Dow Chemical Co. (The), 4.55%, 11/30/2025	500,000	580,686

SABIC Capital II B.V. (Saudi Arabia),
4.00%, 10/10/2023(b)	200,000	215,024

4.50%, 10/10/2028(b)	200,000	235,747

		1,031,457

Diversified Metals & Mining–0.37%
Anglo American Capital PLC (South Africa),
5.38%, 04/01/2025(b)	10,498,000	12,123,735

5.63%, 04/01/2030(b)	5,496,000	6,845,176

Corp. Nacional del Cobre de Chile (Chile),
3.63%, 08/01/2027(b)	200,000	218,775

3.15%, 01/14/2030(b)	200,000	212,351

3.70%, 01/30/2050(b)	200,000	213,926

Minera Mexico S.A. de C.V. (Mexico), 4.50%, 01/26/2050(b)	200,000	218,484

MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), 6.63%, 10/14/2022(b)	295,000	323,538

		20,155,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified REITs–0.52%
Trust Fibra Uno (Mexico),
5.25%, 01/30/2026(b)	$8,353,000	$8,904,799

4.87%, 01/15/2030(b)	12,875,000	13,088,210

6.39%, 01/15/2050(b)	5,965,000	6,170,793

		28,163,802

Diversified Support Services–0.09%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(b)	4,760,000	4,751,075

Electric Utilities–0.81%
Centrais Eletricas Brasileiras S.A. (Brazil), 3.63%, 02/04/2025(b)	200,000	200,652

CLP Power Hong Kong Financing Ltd. (Hong Kong), 3.13%, 05/06/2025(b)	200,000	215,555

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	9,254,000	9,784,208

Duke Energy Progress LLC, 2.50%, 08/15/2050	16,500,000	16,264,478

Electricite de France S.A. (France), 4.88%, 09/21/2038(b)	550,000	679,946

Empresa de Transmision Electrica S.A. (Panama), 5.13%, 05/02/2049(b)	200,000	236,259

Empresas Publicas de Medellin E.S.P. (Colombia), 4.25%, 07/18/2029(b)	200,000	202,440

Eskom Holdings SOC Ltd. (South Africa), 6.35%, 08/10/2028(b)	222,000	228,496

Eversource Energy,
Series Q, 0.80%, 08/15/2025	1,634,000	1,636,832

Series R, 1.65%, 08/15/2030	213,000	212,691

Israel Electric Corp. Ltd. (The) (Israel), 4.25%, 08/14/2028(b)	200,000	227,071

Korea East-West Power Co. Ltd. (South Korea), 3.88%, 07/19/2023(b)	200,000	218,238

Korea Hydro & Nuclear Power Co. Ltd. (South Korea), 3.00%, 09/19/2022(b)	200,000	210,624

NextEra Energy Capital Holdings, Inc., 2.75%, 05/01/2025	2,543,000	2,770,327

PT Perusahaan Perseroan (Persero)
Perusahaan Listrik Negara (Indonesia), 5.45%, 05/21/2028(b)	200,000	236,469

3.38%, 02/05/2030(b)	200,000	209,125

Southern Co. (The), Series A,
3.70%, 04/30/2030	4,888,000	5,610,332

Series B, 5.50%, 03/15/2057(c)	3,868,000	3,991,680

State Grid Overseas Investment (2016) Ltd. (China), 3.50%, 05/04/2027(b)	200,000	224,540

Trinidad Generation Unlimited (Trinidad), 5.25%, 11/04/2027(b)	400,000	401,424

		43,761,387

Electronic Components–0.97%
Corning, Inc., 5.45%, 11/15/2079	42,064,000	52,669,717

	Principal Amount	Value

Electronic Manufacturing Services–0.18%
Jabil, Inc.,
3.95%, 01/12/2028	$280,000	$308,471

3.00%, 01/15/2031	9,224,000	9,403,764

		9,712,235

Fertilizers & Agricultural Chemicals–0.01%
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	292,000	318,406

Financial Exchanges & Data–0.69%
Intercontinental Exchange, Inc.,
1.85%, 09/15/2032	7,114,000	7,222,097

3.00%, 09/15/2060	8,995,000	9,346,327

Moody’s Corp.,
4.88%, 02/15/2024	700,000	793,282

3.25%, 05/20/2050	2,624,000	2,899,137

2.55%, 08/18/2060	2,804,000	2,617,289

MSCI, Inc., 3.88%, 02/15/2031(b)	5,389,000	5,698,867

S&P Global, Inc.,
1.25%, 08/15/2030	5,988,000	5,922,436

2.30%, 08/15/2060	3,214,000	2,969,694

		37,469,129

Food Distributors–0.10%
Mars, Inc., 2.70%, 04/01/2025(b)	4,788,000	5,197,593

Food Retail–0.02%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	1,286,000	1,316,221

Gas Utilities–0.13%
East Ohio Gas Co. (The),
1.30%, 06/15/2025(b)	2,786,000	2,853,556

3.00%, 06/15/2050(b)	4,189,000	4,392,885

		7,246,441

General Merchandise Stores–0.01%
Dollar Tree, Inc., 4.00%, 05/15/2025	500,000	567,050

Health Care Equipment–0.31%
Becton, Dickinson and Co.,
2.82%, 05/20/2030	438,000	475,792

3.79%, 05/20/2050	4,348,000	4,895,686

Children’s Hospital Corp. (The), 2.59%, 02/01/2050	3,004,000	2,956,467

Teleflex, Inc., 4.63%, 11/15/2027	385,000	409,954

Zimmer Biomet Holdings, Inc., 1.07% (3 mo. USD LIBOR + 0.75%), 03/19/2021(e)	8,322,000	8,324,129

		17,062,028

Health Care Facilities–0.02%
HCA, Inc., 5.50%, 06/15/2047	800,000	1,013,479

Health Care REITs–0.24%
Diversified Healthcare Trust, 6.75%, 12/15/2021	1,942,000	1,993,279

Healthpeak Properties, Inc.,
4.25%, 11/15/2023	92,000	100,788

2.88%, 01/15/2031	4,241,000	4,532,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Health Care REITs–(continued)
Physicians Realty L.P., 4.30%, 03/15/2027	$325,000	$345,036

Welltower, Inc., 3.10%, 01/15/2030	5,594,000	5,886,181

		12,857,666

Health Care Services–1.35%
Cigna Corp.,
3.40%, 09/17/2021	8,569,000	8,838,370

1.17%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(e)	8,045,000	8,140,078

4.13%, 11/15/2025	600,000	693,920

CVS Health Corp.,
4.10%, 03/25/2025	221,000	252,174

1.30%, 08/21/2027	9,309,000	9,262,714

3.75%, 04/01/2030	2,620,000	3,030,994

4.13%, 04/01/2040	7,065,000	8,231,393

2.70%, 08/21/2040	4,629,000	4,521,393

4.25%, 04/01/2050	2,355,000	2,801,641

DaVita, Inc., 3.75%, 02/15/2031(b)	9,672,000	9,570,637

New York and Presbyterian Hospital (The),
2.26%, 08/01/2040	4,041,000	3,959,556

2.61%, 08/01/2060	5,943,000	5,840,991

Prime Healthcare Foundation, Inc., Series B, 7.00%, 12/01/2027	450,000	528,850

Texas Health Resources, 2.33%, 11/15/2050	8,293,000	7,742,420

		73,415,131

Home Improvement Retail–0.14%
Lowe’s Cos., Inc.,
3.65%, 04/05/2029	675,000	781,726

4.50%, 04/15/2030	5,457,000	6,773,952

		7,555,678

Homebuilding–0.88%
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	19,035,000	19,448,440

6.00%, 01/15/2043	21,036,000	24,448,460

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	3,900,000	3,994,458

		47,891,358

Hotel & Resort REITs–0.05%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	620,000	658,822

Service Properties Trust, 4.95%, 02/15/2027	2,078,000	1,911,760

		2,570,582

Hotels, Resorts & Cruise Lines–0.04%
Carnival Corp., 11.50%, 04/01/2023(b)	90,000	100,530

Choice Hotels International, Inc., 3.70%, 01/15/2031	1,558,000	1,649,704

Royal Caribbean Cruises Ltd., 3.70%, 03/15/2028	585,000	442,254

		2,192,488

	Principal Amount	Value

Independent Power Producers & Energy Traders–0.17%
AES Gener S.A. (Chile), 7.13%, 03/26/2079(b)(c)	$200,000	$213,982

AES Panama Generation Holdings SRL (Panama), 4.38%, 05/31/2030(b)	7,965,000	8,302,915

Colbun S.A. (Chile), 3.95%, 10/11/2027(b)	200,000	224,721

Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(b)	200,000	230,024

		8,971,642

Industrial Conglomerates–0.19%
CITIC Ltd. (China), 3.13%, 02/28/2022(b)	200,000	204,651

GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	10,011,000	10,347,599

		10,552,250

Industrial Gases–0.03%
Praxair, Inc., 2.00%, 08/10/2050	1,715,000	1,582,196

Industrial REITs–0.12%
Cibanco S.A. Ibm/PLA Administradora Industrial S de RL de C.V. (Mexico), 4.96%, 07/18/2029(b)	2,712,000	2,806,920

Lexington Realty Trust, 2.70%, 09/15/2030	3,682,000	3,735,902

		6,542,822

Integrated Oil & Gas–0.76%
BP Capital Markets America, Inc., 1.75%, 08/10/2030	7,087,000	7,037,543

Chevron USA, Inc., 2.34%, 08/12/2050	2,763,000	2,641,499

Ecopetrol S.A. (Colombia), 5.88%, 05/28/2045	100,000	113,668

Gazprom PJSC Via Gaz Capital S.A. (Russia), 5.15%, 02/11/2026(b)	350,000	394,182

Oleoducto Central S.A. (Colombia), 4.00%, 07/14/2027(b)	200,000	208,550

Petroleos del Peru S.A. (Peru), 4.75%, 06/19/2032(b)	375,000	421,875

Petroleos Mexicanos (Mexico), 6.88%, 08/04/2026	300,000	306,703

6.49%, 01/23/2027(b)	55,000	54,236

6.50%, 01/23/2029	94,000	90,201

6.84%, 01/23/2030(b)	39,000	37,644

7.69%, 01/23/2050(b)	32,000	28,698

Saudi Arabian Oil Co. (Saudi Arabia),
2.75%, 04/16/2022(b)	7,213,000	7,407,589

2.88%, 04/16/2024(b)	20,838,000	21,923,664

3.50%, 04/16/2029(b)	200,000	220,254

4.25%, 04/16/2039(b)	201,000	233,954

		41,120,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–0.99%
AT&T, Inc.,
5.25%, 03/01/2037	$360,000	$453,854

3.10%, 02/01/2043	11,212,000	11,171,772

5.35%, 12/15/2043	245,000	307,406

4.75%, 05/15/2046	3,636,000	4,347,548

5.15%, 11/15/2046	23,787,000	29,747,900

3.50%, 02/01/2061	7,187,000	7,125,978

Telecom Argentina S.A. (Argentina), 8.00%, 07/18/2026(b)	100,000	90,392

Verizon Communications, Inc., 5.25%, 03/16/2037	350,000	474,337

		53,719,187

Interactive Home Entertainment–0.35%
Activision Blizzard, Inc., 2.50%, 09/15/2050	11,212,000	10,561,870

WMG Acquisition Corp., 3.00%, 02/15/2031(b)	8,203,000	8,182,493

		18,744,363

Interactive Media & Services–1.07%
Alphabet, Inc.,
1.90%, 08/15/2040	2,534,000	2,469,945

2.25%, 08/15/2060	9,708,000	9,256,561

Baidu, Inc. (China),
3.08%, 04/07/2025	2,680,000	2,870,588

3.43%, 04/07/2030	1,650,000	1,841,194

Cable Onda S.A. (Panama), 4.50%, 01/30/2030(b)	200,000	214,863

Match Group Holdings II LLC,
4.63%, 06/01/2028(b)	3,465,000	3,656,978

5.63%, 02/15/2029(b)	7,642,000	8,452,511

Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	5,274,000	5,509,669

1.81%, 01/26/2026(b)	3,471,000	3,556,668

2.39%, 06/03/2030(b)	7,984,000	8,286,649

3.24%, 06/03/2050(b)	2,207,000	2,325,703

3.29%, 06/03/2060(b)	2,253,000	2,389,870

Twitter, Inc., 3.88%, 12/15/2027(b)	6,850,000	7,245,245

Weibo Corp. (China), 3.38%, 07/08/2030	200,000	208,760

		58,285,204

Internet & Direct Marketing Retail–0.41%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	5,425,000	6,977,691

4.40%, 12/06/2057	5,440,000	7,425,437

Expedia Group, Inc., 4.63%, 08/01/2027(b)	7,149,000	7,465,311

QVC, Inc.,
4.45%, 02/15/2025	380,000	398,050

5.45%, 08/15/2034	180,000	180,000

		22,446,489

Internet Services & Infrastructure–0.02%
Leidos, Inc., 2.95%, 05/15/2023(b)	783,000	826,950

Investment Banking & Brokerage–1.04%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	1,478,000	1,590,649

	Principal Amount	Value

Investment Banking & Brokerage–(continued)
Charles Schwab Corp. (The), Series G, 5.38%(c)(d)	$578,000	$635,800

Goldman Sachs Group, Inc. (The),
3.50%, 04/01/2025	7,280,000	8,074,532

3.75%, 05/22/2025	4,933,000	5,528,002

3.27%, 09/29/2025(c)(e)	6,237,000	6,797,479

Series P, 5.00%(c)(d)	7,805,000	7,536,698

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	335,000	378,529

MDGH - GMTN B.V. (United Arab Emirates), 2.88%, 11/07/2029(b)	200,000	215,894

Morgan Stanley,
5.50%, 07/28/2021	3,712,000	3,882,917

2.19%, 04/28/2026(c)	5,562,000	5,857,428

4.35%, 09/08/2026	850,000	993,082

3.62%, 04/01/2031(c)	6,985,000	8,125,185

National Securities Clearing Corp., 1.50%, 04/23/2025(b)	2,293,000	2,378,957

Raymond James Financial, Inc.,
4.65%, 04/01/2030	3,481,000	4,240,431

4.95%, 07/15/2046	295,000	376,337

		56,611,920

Life & Health Insurance–1.33%
AIG Global Funding, 2.70%, 12/15/2021(b)	5,386,000	5,552,722

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	6,331,000	6,928,780

Athene Global Funding, 2.50%, 01/14/2025(b)	6,480,000	6,693,754

Athene Holding Ltd.,
4.13%, 01/12/2028	4,376,000	4,784,989

6.15%, 04/03/2030	7,747,000	9,380,633

Belrose Funding Trust, 2.33%, 08/15/2030(b)	6,176,000	6,152,591

Brighthouse Financial, Inc., 4.70%, 06/22/2047	5,745,000	5,529,245

Global Atlantic Fin Co.,
8.63%, 04/15/2021(b)	50,000	51,855

4.40%, 10/15/2029(b)	20,272,000	21,090,211

MetLife, Inc.,
Series C, 3.89% (3 mo. USD LIBOR + 3.58%)(d)(e)	550,000	543,469

Series D, 5.88%(c)(d)	200,000	221,920

Prudential Financial, Inc., 5.63%, 06/15/2043(c)	5,088,000	5,470,809

		72,400,978

Managed Health Care–0.48%
Children’s National Medical Center, Series 2020, 2.93%, 07/15/2050	4,220,000	4,153,651

Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	9,005,000	8,826,274

Hackensack Meridian Health, Inc., Series 2020,
Series 2020,2.68%, 09/01/2041	3,934,000	3,928,196

2.88%, 09/01/2050	3,800,000	3,789,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Managed Health Care–(continued)
MultiCare Health System, 2.80%, 08/15/2050	$5,100,000	$5,132,790

		25,830,856

Marine–0.00%
Hidrovias International Finance S.a.r.l. (Brazil), 5.95%, 01/24/2025(b)	200,000	206,333

Marine Ports & Services–0.07%
Adani Abbot Point Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	3,999,000	3,770,958

DP World PLC (United Arab Emirates), 6.85%, 07/02/2037(b)	200,000	256,396

		4,027,354

Movies & Entertainment–0.26%
Netflix, Inc., 5.38%, 11/15/2029(b)	4,403,000	5,300,111

Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	3,670,000	3,680,351

2.00%, 09/03/2030	5,065,000	5,043,886

Walt Disney Co. (The), 6.55%, 03/15/2033	180,000	265,047

		14,289,395

Multi-line Insurance–0.58%
American Financial Group, Inc., 3.50%, 08/15/2026	590,000	636,578

Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028	6,780,000	7,521,312

4.63%, 04/29/2030(b)	14,587,000	16,088,187

XLIT Ltd. (Bermuda), 5.50%, 03/31/2045	5,097,000	6,969,975

		31,216,052

Multi-Utilities–0.39%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 4.88%, 04/23/2030(b)	200,000	250,666

CenterPoint Energy, Inc., Series A, 6.13%(c)(d)	10,275,000	10,460,483

Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	5,907,000	6,718,780

San Diego Gas & Electric Co., Series UUU, 3.32%, 04/15/2050	3,470,000	3,862,759

		21,292,688

Office REITs–0.25%
Alexandria Real Estate Equities, Inc.,
3.38%, 08/15/2031	3,913,000	4,442,013

1.88%, 02/01/2033	667,000	661,161

Boston Properties L.P., 3.25%, 01/30/2031	4,697,000	5,126,670

Highwoods Realty L.P., 2.60%, 02/01/2031	2,408,000	2,397,888

Hudson Pacific Properties L.P., 3.95%, 11/01/2027	335,000	362,648

	Principal Amount	Value

Office REITs–(continued)
Office Properties Income Trust, 4.50%, 02/01/2025	$330,000	$337,865

		13,328,245

Office Services & Supplies–0.00%
Pitney Bowes, Inc., 5.70%, 04/01/2023	143,000	142,091

Oil & Gas Exploration & Production–0.66%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	14,807,000	15,190,746

CNOOC Curtis Funding No. 1 Pty. Ltd. (China), 4.50%, 10/03/2023(b)	200,000	221,342

CNOOC Finance (2015) U.S.A. LLC (China), 3.50%, 05/05/2025	400,000	442,290

Concho Resources, Inc.,
4.38%, 01/15/2025	565,000	583,846

2.40%, 02/15/2031	3,329,000	3,265,289

Continental Resources, Inc., 5.00%, 09/15/2022	2,616,000	2,616,654

Diamondback Energy, Inc., 4.75%, 05/31/2025	103,000	113,136

Dolphin Energy Ltd. LLC (United Arab Emirates), 5.50%, 12/15/2021(b)	600,000	632,646

Gran Tierra Energy, Inc. (Canada), 7.75%, 05/23/2027(b)	200,000	85,822

Pioneer Natural Resources Co., 1.90%, 08/15/2030	11,808,000	11,444,283

PT Pertamina (Persero) (Indonesia),
4.30%, 05/20/2023(b)	200,000	215,200

3.10%, 08/27/2030(b)	200,000	207,500

Sinopec Group Overseas Development 2018 Ltd. (China),
2.50%, 08/08/2024(b)	200,000	209,590

2.95%, 08/08/2029(b)	200,000	214,977

3.68%, 08/08/2049(b)	200,000	234,717

Tengizchevroil Finance Co. International Ltd. (Kazakhstan), 4.00%, 08/15/2026(b)	200,000	215,142

Trinidad Petroleum Holdings Ltd. (Trinidad), 9.75%, 06/15/2026(b)	100,000	108,625

		36,001,805

Oil & Gas Refining & Marketing–0.24%
Empresa Nacional del Petroleo (Chile), 5.25%, 11/06/2029(b)	233,000	272,570

Parkland Corp. (Canada), 5.88%, 07/15/2027(b)	4,220,000	4,514,619

Petronas Capital Ltd. (Malaysia),
3.50%, 04/21/2030(b)	2,625,000	2,980,765

4.55%, 04/21/2050(b)	3,936,000	5,202,802

Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(b)	200,000	176,038

		13,146,794

Oil & Gas Storage & Transportation–1.94%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(b)	200,000	228,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Energy Transfer Operating L.P., 4.75%, 01/15/2026	$815,000	$889,571

Enterprise Products Operating LLC, 2.80%, 01/31/2030	3,217,000	3,438,989

EQM Midstream Partners L.P., 4.00%, 08/01/2024	840,000	845,515

Kinder Morgan, Inc.,
2.00%, 02/15/2031	5,969,000	5,847,220

7.80%, 08/01/2031	2,012,000	2,818,146

7.75%, 01/15/2032	6,850,000	9,837,542

3.25%, 08/01/2050	6,316,000	5,947,769

MPLX L.P.,
1.21%, (3 mo. USD LIBOR + 0.90%), 09/09/2021(e)	12,406,000	12,405,647

1.41%, (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	8,972,000	8,972,937

1.75%, 03/01/2026	8,301,000	8,309,320

4.00%, 03/15/2028	560,000	616,954

2.65%, 08/15/2030	8,742,000	8,677,627

NGPL PipeCo. LLC, 7.77%, 12/15/2037(b)	5,696,000	6,971,791

ONEOK, Inc.,
5.85%, 01/15/2026	3,583,000	4,134,193

6.35%, 01/15/2031	11,411,000	13,496,894

Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	3,801,000	3,830,639

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.25%, 05/01/2023	6,388,000	6,437,858

Western Midstream Operating L.P., 2.12% (3 mo. USD LIBOR + 1.85%), 01/13/2023(e)	905,000	860,100

Williams Cos., Inc. (The), 3.50%, 11/15/2030	500,000	550,325

		105,117,442

Other Diversified Financial Services–0.44%
Arab Petroleum Investments Corp. (Supranational), 4.13%, 09/18/2023(b)	200,000	217,400

Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(b)	3,066,000	3,939,472

Carlyle Finance LLC, 5.65%, 09/15/2048(b)	6,554,000	8,425,165

Equitable Holdings, Inc., Series B, 4.95%(c)(d)(e)	4,774,000	4,919,368

Fondo MIVIVIENDA S.A. (Peru), 3.50%, 01/31/2023(b)	300,000	312,347

Huarong Finance II Co. Ltd. (China), 2.88%(b)(c)(d)	200,000	199,623

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	5,286,000	5,337,696

Peru Enhanced Pass-Through Finance Ltd. (Peru), Class A-2, 0.00%, 06/02/2025(b)(f)	194,829	183,627

SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), 0.00%, 12/05/2022(b)(f)	380,473	370,013

		23,904,711

	Principal Amount	Value

Packaged Foods & Meats–0.08%
Hershey Co. (The), 3.13%, 11/15/2049	$3,458,000	$3,784,872

Kraft Heinz Foods Co. (The), 4.38%, 06/01/2046	400,000	409,102

NBM US Holdings, Inc. (Brazil), 7.00%, 05/14/2026(b)	250,000	266,873

		4,460,847

Paper Packaging–0.16%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	7,449,000	7,956,836

International Paper Co., 5.00%, 09/15/2035	400,000	516,074

		8,472,910

Paper Products–0.22%
Georgia-Pacific LLC, 1.75%, 09/30/2025(b)	3,922,000	4,102,500

Suzano Austria GmbH (Brazil),

6.00%, 01/15/2029	6,475,000	7,353,981

7.00%, 03/16/2047(b)	205,000	238,953

		11,695,434

Pharmaceuticals–1.17%
AstraZeneca PLC (United Kingdom),
0.70%, 04/08/2026	7,008,000	6,954,961

1.38%, 08/06/2030	6,167,000	6,054,306

Bayer US Finance II LLC (Germany),
1.32%, (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(e)	7,282,000	7,352,556

3.88%, 12/15/2023(b)	6,943,000	7,619,874

Merck & Co., Inc., 0.75%, 02/24/2026	5,690,000	5,721,437

Royalty Pharma PLC,
1.20%, 09/02/2025(b)	3,530,000	3,524,204

1.75%, 09/02/2027(b)	3,444,000	3,440,210

2.20%, 09/02/2030(b)	3,911,000	3,868,055

3.55%, 09/02/2050(b)	4,536,000	4,366,910

Takeda Pharmaceutical Co. Ltd. (Japan),
2.05%, 03/31/2030	5,463,000	5,555,111

3.03%, 07/09/2040	3,755,000	3,899,047

3.18%, 07/09/2050	5,261,000	5,366,003

		63,722,674

Precious Metals & Minerals–0.00%
ALROSA Finance S.A. (Russia), 4.65%, 04/09/2024(b)	200,000	214,419

Property & Casualty Insurance–0.33%
Allstate Corp. (The), 4.20%, 12/15/2046	310,000	390,678

Arch Capital Group Ltd., 3.64%, 06/30/2050	4,591,000	4,915,474

Fidelity National Financial, Inc., 3.40%, 06/15/2030	5,758,000	6,220,604

W.R. Berkley Corp., 4.00%, 05/12/2050	5,317,000	6,144,992

		17,671,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Railroads–0.07%
Autoridad del Canal de Panama (Panama), 4.95%, 07/29/2035(b)	$300,000	$370,288

Empresa de los Ferrocarriles del Estado (Chile), 3.07%, 08/18/2050(b)	3,595,000	3,622,592

		3,992,880

Real Estate Development–0.11%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	5,992,000	5,883,646

Regional Banks–0.56%
Banco Internacional del Peru SAA Interbank (Peru), 3.38%, 01/18/2023(b)	150,000	155,422

Citizens Bank N.A., 2.25%, 04/28/2025	5,928,000	6,331,479

Citizens Financial Group, Inc., 3.25%, 04/30/2030	3,469,000	3,857,296

Fifth Third Bancorp, 2.55%, 05/05/2027	4,713,000	5,112,387

KeyCorp, 2.25%, 04/06/2027	9,752,000	10,322,676

Synovus Financial Corp., 3.13%, 11/01/2022	4,363,000	4,509,575

		30,288,835

Reinsurance–0.01%
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	310,000	343,610

Renewable Electricity–0.13%
Empresa Electrica Cochrane S.p.A. (Chile), 5.50%, 05/14/2027(b)	191,560	199,225

Northern States Power Co., 2.60%, 06/01/2051	6,804,000	6,952,678

		7,151,903

Residential REITs–0.70%
Camden Property Trust, 2.80%, 05/15/2030	3,076,000	3,370,110

Essex Portfolio L.P.,
1.65%, 01/15/2031	4,122,000	4,008,953

2.65%, 09/01/2050	7,343,000	6,824,927

Mid-America Apartments L.P., 1.70%, 02/15/2031	3,085,000	3,039,433

Spirit Realty L.P.,
4.00%, 07/15/2029	3,844,000	4,028,829

3.40%, 01/15/2030	10,637,000	10,596,306

UDR, Inc., 3.00%, 08/15/2031	5,521,000	6,060,497

		37,929,055

Retail REITs–1.04%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	6,651,000	7,147,239

Kimco Realty Corp.,
1.90%, 03/01/2028	10,302,000	10,150,786

2.70%, 10/01/2030	5,131,000	5,257,097

Realty Income Corp., 3.25%, 01/15/2031	6,765,000	7,530,499

Regency Centers L.P., 4.13%, 03/15/2028	4,041,000	4,506,725

Retail Properties of America, Inc., 4.75%, 09/15/2030	6,355,000	6,303,161

	Principal Amount	Value

Retail REITs–(continued)
Simon Property Group L.P.,
3.50%, 09/01/2025	$2,419,000	$2,661,290

2.65%, 07/15/2030	7,157,000	7,182,207

3.80%, 07/15/2050	5,332,000	5,528,584

		56,267,588

Semiconductor Equipment–0.09%
Lam Research Corp.,
3.75%, 03/15/2026	120,000	138,103

4.00%, 03/15/2029	500,000	598,531

NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.40%, 05/01/2030(b)	3,725,000	4,132,385

		4,869,019

Semiconductors–1.58%
Analog Devices, Inc.,
3.13%, 12/05/2023	480,000	517,791

2.95%, 04/01/2025	3,013,000	3,302,350

Broadcom, Inc.,
4.70%, 04/15/2025	16,760,000	19,165,027

5.00%, 04/15/2030	10,105,000	12,028,429

4.30%, 11/15/2032	10,208,000	11,794,626

Micron Technology, Inc.,
4.98%, 02/06/2026	4,649,000	5,425,058

4.19%, 02/15/2027	13,813,000	15,840,003

NXP B.V./NXP Funding LLC (Netherlands),
3.88%, 09/01/2022(b)	11,759,000	12,479,730

4.63%, 06/01/2023(b)	4,525,000	4,972,229

		85,525,243

Soft Drinks–0.56%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	7,665,000	7,680,023

Embotelladora Andina S.A. (Chile), 3.95%, 01/21/2050(b)	175,000	185,063

Fomento Economico Mexicano, S.A.B. de C.V. (Mexico), 3.50%, 01/16/2050	20,818,000	22,252,199

		30,117,285

Sovereign Debt–0.68%
Abu Dhabi Government International Bond (United Arab Emirates),

4.13%, 10/11/2047(b)	200,000	253,672

3.88%, 04/16/2050(b)	5,725,000	6,996,557

Bahamas Government International Bond (Bahamas), 6.00%, 11/21/2028(b)	427,000	383,873

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	200,000	215,756

Bermuda Government International Bond (Bermuda), 3.72%, 01/25/2027(b)	200,000	221,600

Chile Government International Bond (Chile), 3.50%, 01/25/2050	235,000	276,421

Colombia Government International Bond (Colombia),

3.88%, 04/25/2027	300,000	326,868

3.00%, 01/30/2030	200,000	205,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)
Dominican Republic International Bond (Dominican Republic), 6.40%, 06/05/2049(b)	$250,000	$255,375

Ecuador Social Bond S.a.r.l. (Luxembourg), 0.00%, 01/30/2035(b)(f)	192,965	129,286

Egypt Government International Bond (Egypt), 6.20%, 03/01/2024(b)	200,000	209,502

El Salvador Government International Bond (El Salvador), 7.12%, 01/20/2050(b)	415,000	358,768

Ghana Government International Bond (Ghana),
6.38%, 02/11/2027(b)	200,000	189,086

7.88%, 02/11/2035(b)	200,000	183,619

Guatemala Government Bond (Guatemala),
4.90%, 06/01/2030(b)	200,000	226,112

6.13%, 06/01/2050(b)	400,000	496,600

Hong Kong Government International Bond (Hong Kong), 2.50%, 05/28/2024(b)	200,000	211,851

Indonesia Government International Bond (Indonesia),
4.75%, 02/11/2029	200,000	240,091

3.85%, 10/15/2030	6,225,000	7,146,767

5.25%, 01/08/2047(b)	200,000	265,958

5.35%, 02/11/2049	206,000	278,377

3.50%, 02/14/2050	200,000	212,161

Jamaica Government International Bond (Jamaica),
8.00%, 03/15/2039	200,000	265,700

7.88%, 07/28/2045	200,000	263,900

Kenya Government International Bond (Kenya), 8.00%, 05/22/2032(b)	200,000	206,038

KSA Sukuk Ltd. (Saudi Arabia), 3.63%, 04/20/2027(b)	200,000	221,019

Mexico Government International Bond (Mexico), 4.50%, 04/22/2029	200,000	225,475

Oman Government International Bond (Oman),
4.13%, 01/17/2023(b)	270,000	266,846

6.00%, 08/01/2029(b)	200,000	196,706

Panama Government International Bond (Panama), 3.16%, 01/23/2030	200,000	218,125

Paraguay Government International Bond (Paraguay), 5.40%, 03/30/2050(b)	400,000	506,604

Peruvian Government International Bond (Peru), 2.84%, 06/20/2030	85,000	93,463

Philippine Government International Bond (Philippines), 3.95%, 01/20/2040	200,000	236,545

Qatar Government International Bond (Qatar),
4.50%, 04/23/2028(b)	200,000	240,390

4.00%, 03/14/2029(b)	329,000	386,178

5.10%, 04/23/2048(b)	230,000	326,532

4.82%, 03/14/2049(b)	329,000	450,997

	Principal Amount	Value

Sovereign Debt–(continued)
Republic of South Africa Government International Bond (South Africa),
4.85%, 09/30/2029	$300,000	$293,907

5.75%, 09/30/2049	200,000	179,548

Russian Foreign Bond (Russia), 5.25%, 06/23/2047(b)	200,000	272,568

Saudi Government International Bond (Saudi Arabia),
4.38%, 04/16/2029(b)	415,000	488,142

3.75%, 01/21/2055(b)	10,366,000	11,293,757

Slovenia Government International Bond (Slovenia), 5.25%, 02/18/2024(b)	300,000	346,449

Trinidad & Tobago Government International Bond (Trinidad), 4.50%, 06/26/2030(b)	200,000	201,150

Uruguay Government International Bond (Uruguay), 4.38%, 01/23/2031	130,000	156,042

		36,619,756

Specialized Finance–0.27%
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan), 3.64%, 04/13/2025(b)	13,364,000	14,664,431

Specialized REITs–0.82%
Agree L.P., 2.90%, 10/01/2030	2,680,000	2,755,008

American Tower Corp., 3.10%, 06/15/2050	10,604,000	10,941,319

Crown Castle International Corp.,
3.80%, 02/15/2028	205,000	234,309

4.15%, 07/01/2050	2,646,000	3,118,152

3.25%, 01/15/2051	12,272,000	12,720,689

Equinix, Inc., 3.20%, 11/18/2029	850,000	939,076

Iron Mountain, Inc.,
4.88%, 09/15/2029(b)	2,186,000	2,273,440

5.25%, 07/15/2030(b)	5,705,000	6,065,357

4.50%, 02/15/2031(b)	5,539,000	5,698,246

		44,745,596

Specialty Chemicals–0.18%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(b)	10,335,000	9,682,603

Steel–0.16%
POSCO (South Korea),
4.00%, 08/01/2023(b)	228,000	245,884

2.50%, 01/17/2025(b)	8,003,000	8,343,229

Steel Dynamics, Inc., 3.25%, 01/15/2031	104,000	111,904

		8,701,017

Systems Software–0.50%
Microsoft Corp., 2.53%, 06/01/2050	245,000	257,386

Oracle Corp.,
3.60%, 04/01/2050	13,435,000	15,049,268

3.85%, 04/01/2060	10,018,000	11,607,845

		26,914,499

Technology Distributors–0.01%
Avnet, Inc., 4.63%, 04/15/2026	465,000	518,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–0.74%
Apple, Inc.,
4.25%, 02/09/2047	$255,000	$335,619

2.65%, 05/11/2050	9,553,000	9,853,786

Dell International LLC/EMC Corp.,
4.42%, 06/15/2021(b)	5,227,000	5,362,705

5.85%, 07/15/2025(b)	2,725,000	3,200,807

6.02%, 06/15/2026(b)	5,145,000	6,061,605

4.90%, 10/01/2026(b)	4,403,000	4,985,612

8.35%, 07/15/2046(b)	7,768,000	10,491,634

		40,291,768

Thrifts & Mortgage Finance–0.01%
Nationwide Building Society (United Kingdom), 4.13%, 10/18/2032(b)(c)	335,000	366,401

Tobacco–0.14%
Altria Group, Inc., 4.40%, 02/14/2026	3,395,000	3,933,650

Philip Morris International, Inc., 1.50%, 05/01/2025	3,738,000	3,869,810

		7,803,460

Trading Companies & Distributors–0.54%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)	17,106,000	14,540,100

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	6,962,000	7,160,986

Air Lease Corp., 3.63%, 12/01/2027	340,000	352,432

BOC Aviation Ltd. (Singapore), 1.41% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(e)	7,204,000	7,105,593

		29,159,111

Trucking–0.58%
Aviation Capital Group LLC,
0.94%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(e)	4,679,000	4,530,415

4.13%, 08/01/2025(b)	4,751,000	4,589,188

3.50%, 11/01/2027(b)	7,022,000	6,238,546

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.90%, 02/01/2024(b)	500,000	545,251

4.00%, 07/15/2025(b)	3,986,000	4,480,021

Ryder System, Inc.,
4.63%, 06/01/2025	5,625,000	6,493,772

3.35%, 09/01/2025	3,604,000	3,971,954

2.90%, 12/01/2026	808,000	869,174

		31,718,321

Wireless Telecommunication Services–1.55%
Axiata SPV2 Bhd. (Malaysia), 4.36%, 03/24/2026(b)	200,000	229,764

Bharti Airtel Ltd. (India), 4.38%, 06/10/2025(b)	200,000	213,047

Colombia Telecomunicaciones S.A. ESP (Colombia), 4.95%, 07/17/2030(b)	5,545,000	5,881,859

	Principal Amount	Value

Wireless Telecommunication Services–(continued)
Digicel Group 0.5 Ltd. (Jamaica),
2.00% PIK Rate, 8.00% Cash Rate, 04/01/2024(g)	$122,330	$92,971

3.00% PIK Rate, 5.00% Cash Rate, 04/01/2025(b)(g)	39,680	14,285

Conv. 2.00% PIK Rate, 5.00% Cash Rate(b)(d)(g)	6,572	854

Empresa Nacional de Telecomunicaciones S.A. (Chile), 4.88%, 10/30/2024(b)	700,000	756,788

SixSigma Networks Mexico S.A. de C.V. (Mexico), 7.50%, 05/02/2025(b)	325,000	302,622

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, 3.36%, 09/20/2021(b)	8,465,000	8,577,288

4.74%, 03/20/2025(b)	26,786,000	29,149,998

5.15%, 03/20/2028(b)	27,361,000	32,262,997

T-Mobile USA, Inc., 6.38%, 03/01/2025	260,000	265,525

VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	6,218,000	6,476,451

		84,224,449

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,439,700,887)		2,580,979,853

Asset-Backed Securities–22.04%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 3.75%, 02/25/2035(h)	896,960	907,287

Series 2005-1, Class 4A1, 3.51%, 05/25/2035(h)	883,213	888,504

ALM VII Ltd., Series 2012-7A, Class A1A2, 1.45% (3 mo. USD LIBOR + 1.17%), 07/15/2029(b)(e)	5,638,500	5,635,131

Angel Oak Mortgage Trust,
Series 2019-3, Class A1, 2.93%, 05/25/2059(b)(h)	2,933,161	2,970,949

Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(h)	5,412,632	5,493,713

Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	17,181,854	17,332,956

Angel Oak Mortgage Trust I LLC,
Series 2018-1, Class A1, 3.26%, 04/27/2048(b)(h)	5,467,519	5,493,826

Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(h)	5,012,599	5,122,705

Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(h)	13,965,824	14,295,987

Angel Oak Mortgage Trust LLC,
Series 2017-3, Class A1, 2.71%, 11/25/2047(b)(h)	822,771	824,981

Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	11,702,000	11,760,501

Avery Point VI CLO Ltd., Series 2015-6A, Class AR, 1.30% (3 mo. USD LIBOR + 1.05%), 08/05/2027(b)(e)	23,485,537	23,449,662

Banc of America Commercial Mortgage Trust, Series 2015- UBS7, Class AS, 3.99%, 09/15/2048(h)	4,394,000	4,848,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 2.78%, 08/25/2033(h)	$81,652	$79,982

Series 2004-10, Class 21A1, 4.05%, 01/25/2035(h)	421,273	427,334

Series 2006-1, Class A1, 3.84% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	364,779	367,299

Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 3.70%, 11/25/2034(h)	1,415,984	1,359,893

Benchmark Mortgage Trust,
Series 2019-B11, Class D, 3.00%, 05/15/2052(b)	5,242,000	4,259,884

Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	18,536,166

Series 2019-B14, Class C, 3.90%, 12/15/2062	14,875,350	15,052,947

Series 2019-B15, Class B, 3.56%, 12/15/2072	12,220,000	13,158,117

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, 5.93%, 12/15/2047(b)(h)	5,000,000	5,032,866

CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 0.95% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(e)	11,493,290	11,477,402

Series 2017-BIOC, Class B, 1.13% (1 mo. USD LIBOR + 0.97%), 07/15/2032(b)(e)	3,882,559	3,865,470

Series 2017-BIOC, Class C, 1.21% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(e)	15,643,517	15,507,123

Series 2017-BIOC, Class D, 1.76% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(e)	4,543,051	4,540,806

CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/2035(b)	1,647,256	1,733,883

Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(h)	18,078,340	18,645,403

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(h)	2,005,191	1,997,837

Series 2016-SH2, Class M2, 3.75%, 12/25/2045(b)(h)	7,101,967	7,296,760

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(h)	3,518,306	3,540,121

Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B, 4.29%, 09/10/2045(b)	1,300,000	1,311,871

Series 2013-GC11, Class D, 4.56%, 04/10/2023(b)(h)	752,554	710,701

Series 2014-GC23, Class B, 4.18%, 07/10/2047(h)	2,816,000	3,028,303

Series 2015-GC27, Class A5, 3.14%, 02/10/2048	1,233,335	1,329,927

Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 2.54%, 08/25/2034(h)	212,338	204,793

Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(h)	10,081,242	10,248,791

	Principal Amount	Value

COLT Mortgage Loan Trust,
Class 2020-1, Class A2, 2.69%, 02/25/2050(b)(h)	$5,999,983	$6,085,152

Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(h)	11,596,812	11,733,139

Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(h)	8,727,684	8,782,595

Commercial Mortgage Trust,
Series 2013-SFS, Class A1, 1.87%, 04/12/2035(b)	252,530	250,696

Series 2015-CR25, Class B, 4.69%, 08/10/2048(h)	5,267,000	5,596,551

Series 2016-GCT, Class B, 3.09%, 08/10/2029(b)	4,595,000	4,621,030

Series 2016-GCT, Class C, 3.58%, 08/10/2029(b)(h)	2,115,000	2,125,472

Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	276,967	216,586

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.70%, 04/25/2065(b)(h)(i)	15,150,308	15,187,751

CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4, 3.72%, 08/15/2048	1,125,283	1,246,257

Series 2020-C19, Class A3, 2.56%, 03/15/2053	22,374,000	24,158,519

CSFB Mortgage-Backed Pass Through Ctfs., Series 2004-AR5, Class 3A1, 3.71%, 06/25/2034(h)	948,924	959,533

CSWF, Series 2018-TOP, Class B, 1.46% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(e)	10,255,200	9,865,224

DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	10,107,900	11,070,591

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	10,677,150	11,379,287

DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.79%, 11/10/2046(b)(h)	638,333	638,592

Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, 2.61%, 06/25/2047(b)(h)	330,884	331,680

Series 2017-2A, Class A3, 2.71%, 06/25/2047(b)(h)	357,799	358,734

Series 2017-3A, Class A1, 2.58%, 10/25/2047(b)(h)	2,388,744	2,419,734

Series 2017-3A, Class A2, 2.71%, 10/25/2047(b)(h)	663,619	672,064

Series 2018-1A, Class A1, 2.98%, 12/25/2057(b)(h)	4,305,164	4,333,588

Series 2019-4A, Class A1, 2.79%, 10/25/2059(b)(h)	7,102,203	7,222,591

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 3.24%, 06/27/2037(b)(h)	5,521,576	5,401,724

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	19,216,785	20,259,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value

DT Auto Owner Trust,
Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	$7,360,000	$7,475,561

Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	10,579,000	10,714,194

Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(h)	11,243,427	11,314,710

Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(h)	3,904,832	3,967,500

First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 2A1, 5.00%, 11/25/2020	47,276	47,271

Galton Funding Mortgage Trust,
Series 2018-1, Class A43, 3.50%, 11/25/2057(b)(h)	2,075,108	2,098,354

Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(h)	7,989,555	8,177,757

GCAT Trust,
Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(b)(h)(i)	12,069,225	12,280,797

Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(h)	6,461,389	6,591,781

Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(b)(h)(i)	5,244,186	5,257,541

GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.69%, 04/19/2036(h)	581,001	503,990

Goldentree Loan Management US CLO 2 Ltd., Series 2017-2A, Class A, 1.42% (3 mo. USD LIBOR + 1.15%), 11/28/2030(b)(e)	16,228,000	16,122,911

Golub Capital Partners CLO 35(B) Ltd., Class 2017-35A, Class AR, 1.46% (3 mo. USD LIBOR + 1.19%), 07/20/2029(b)(e)	20,000,000	19,913,274

Golub Capital Partners CLO 41(B) Ltd., Series 2019-41A, Class A, 1.64% (3 mo. USD LIBOR + 1.37%), 04/20/2029(b)(e)	30,760,000	30,817,377

GS Mortgage Securities Trust,
Series 2013-G1, Class A1, 2.06%, 04/10/2031(b)	432,235	435,245

Series 2013-GC14, Class B, 4.90%, 08/10/2046(b)(h)	4,973,000	5,368,947

Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	9,288,912

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	9,397,907

GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 3.65%, 09/25/2035(h)	185,616	183,223

Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, 0.61% (1 mo. USD LIBOR + 0.45%), 06/20/2035(e)	20,549	19,631

Hertz Vehicle Financing II L.P., Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	8,095,836	8,103,597

HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/2031(b)	9,500,000	9,172,402

	Principal Amount	Value

Home Partners of America Trust,
Series 2018-1, Class A, 1.06% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(e)	$4,678,479	$4,654,686

Series 2018-1, Class B, 1.26% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(e)	7,990,000	7,931,439

Series 2018-1, Class C, 1.41% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(e)	3,610,000	3,594,205

Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(h)	11,096,361	11,287,596

ICG US CLO Ltd., Series 2016-1A, Class A1R, 1.41% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(e)	11,399,000	11,353,168

InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, 0.86% (1 mo. USD LIBOR + 0.70%), 01/15/2033(b)(e)	15,995,000	15,675,466

Series 2018-STAY, Class B, 1.21% (1 mo. USD LIBOR + 1.05%), 01/15/2033(b)(e)	8,640,000	8,440,857

Invitation Homes Trust,
Series 2017-SFR2, Class A, 1.01% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(e)	5,579,949	5,553,077

Series 2017-SFR2, Class B, 1.31% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(e)	3,221,000	3,224,255

Series 2017-SFR2, Class C, 1.61% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(e)	6,188,000	6,224,779

Series 2017-SFR2, Class D, 1.96% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(e)	4,699,105	4,723,609

Series 2018-SFR1, Class A, 0.86% (1 mo. USD LIBOR + 0.70%), 03/17/2037(b)(e)	28,425,312	28,072,003

Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, 3.61%, 07/30/2047(b)	16,615,707	16,909,775

Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	9,021,000	9,237,188

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, 3.81%, 12/15/2047(b)(h)	5,000,000	4,745,735

JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, 3.38%, 06/25/2035(h)	426,015	436,267

Series 2005-A3, Class 6A5, 3.80%, 06/25/2035(h)	544,012	541,011

Series 2005-A5, Class 1A2, 2.87%, 08/25/2035	339,088	344,024

Series 2007-A4, Class 3A1, 3.46%, 06/25/2037(h)	659,317	617,543

Series 20153, Class B2, 3.67%, 05/25/2045(b)(h)	8,420,606	8,617,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class C, 5.05%, 01/15/2047(h)	$12,750,000	$12,801,444

Series 2015-C31, Class A3, 3.80%, 08/15/2048	1,064,445	1,190,215

Series 2016-C1, Class B, 4.89%, 03/15/2049(h)	5,083,000	5,615,891

Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	192,727	189,338

MAD Mortgage Trust, Series 2017-330M, Class A, 3.29%, 08/15/2034(b)(h)	11,633,000	12,213,355

Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 4.01%, 11/25/2035(e)	709,212	693,838

Series 2005-A5, Class A9, 3.54%, 06/25/2035(h)	747,043	740,988

Morgan Stanley BAML Trust, Series 2015-C25, Class B, 4.68%, 10/15/2048(h)	15,769,000	17,653,520

Morgan Stanley Capital I Trust,
Series 2014-150E, Class C, 4.44%, 09/09/2032(b)(h)	3,350,000	3,481,469

Series 2017-CLS, Class A, 0.86% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(e)	18,372,000	18,335,772

Series 2017-CLS, Class B, 1.01% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(e)	9,024,000	8,967,050

Series 2017-CLS, Class C, 1.16% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(e)	6,124,000	6,066,090

Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	20,616,645

Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	12,234,713

MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	10,572,051	10,809,567

MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	8,791,656	9,041,387

Natixis Commercial Mortgage Securities Trust, Series 2018- 285M, Class E, 3.92%, 11/15/2032(b)(h)	6,250,000	6,150,921

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.29% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(e)	10,478,000	10,420,071

New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(h)	8,890,221	9,088,596

Series 2020-NQM1, Series A1, 2.46%, 01/26/2060(b)(h)	12,473,407	12,767,822

OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(h)	4,977,349	5,169,582

OCP CLO Ltd., Series 2014-7A, Class A1RR, 1.39% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(e)	17,619,000	17,547,255

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.53% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(e)	10,543,683	10,517,259

	Principal Amount	Value

One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	$21,801,000	$23,381,110

PPM CLO 3 Ltd., Series 2019-3A, Class A, 1.67% (3 mo. USD LIBOR + 1.40%), 07/17/2030(b)(e)	9,626,000	9,610,916

Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	14,115,000	14,312,353

Provident Home Equity Loan Trust, Series 2000-2, Class A1, 0.72% (1 mo. USD LIBOR + 0.54%), 08/25/2031(e)	138,338	121,746

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 1.29% (3 mo. USD LIBOR + 1.04%), 02/20/2030(b)(e)	11,823,244	11,712,068

Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(b)(h)	4,754,801	4,844,680

Series 2020-1, Class A1, 2.38%, 02/25/2024(b)(h)	5,085,294	5,164,487

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	1,058,803	1,074,515

Series 2013-4, Class A3, 1.55%, 04/25/2043(h)	667,898	666,535

Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	904,484	934,282

Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(h)	1,397,986	1,449,672

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	9,382,850	10,036,405

Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, 0.72% (1 mo. USD LIBOR + 0.54%), 05/25/2035(e)	41,645	36,339

Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(h)	7,255,558	7,382,214

Starwood Waypoint Homes Trust, Series 2017-1, Class D, 2.11% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(e)	16,580,000	16,610,550

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 3.26%, 09/25/2034(h)	530,293	533,873

Series 2004-8, Class 3A, 3.10%, 07/25/2034(h)	1,068,344	1,098,080

Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	180,752	180,843

Taconic Park CLO Ltd., Series 2016-1A, Class A1R, 1.27% (3 mo. USD LIBOR + 1.00%), 01/20/2029(b)(e)	16,923,000	16,778,638

Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 0.68% (1 mo. USD LIBOR + 0.50%), 12/25/2033(e)	404,406	397,794

Series 2005-1, Class A3, 3.50%, 04/25/2045(h)	775,865	746,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value

TICP CLO XV Ltd., Series 2020-15A, Class A, 2.92% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(e)	$9,701,000	$9,647,980

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(h)	3,355,707	3,453,624

Triton Container Finance VI LLC, Series 2018-2A, Class A, 4.19%, 06/22/2043(b)	8,588,467	8,674,681

UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	18,975,714

UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4, 3.09%, 08/10/2049	259,092	268,361

Series 2012-C4, Class A5, 2.85%, 12/10/2045	532,433	551,993

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, 6.25%, 01/10/2045(b)(h)	4,500,000	4,308,584

Verus Securitization Trust,
Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(h)	3,351,873	3,438,116

Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(h)	10,749,998	10,964,565

Series 2019-2, Class A1, 3.21%, 05/25/2059(b)(h)	4,438,215	4,531,497

Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(h)(i)	14,816,288	15,135,500

Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(h)(i)	3,561,752	3,639,574

Series 2020-INV1, Class A1, 1.98%, 03/25/2060(b)(h)	2,989,446	3,020,700

WaMu Mortgage Pass Through Trust, Series 2007-HY2, Class 2A2, 3.23%, 11/25/2036(h)	425,696	391,861

Wells Fargo Mortgage Backed Securities Trust, Series 2005- AR14, Class A1, 3.15%, 08/25/2035(h)	203,102	203,502

Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	10,968,750	11,575,980

Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	5,390,000	5,792,998

WFRBS Commercial Mortgage Trust,
Series 2011-C5, Class B, 5.84%, 11/15/2044(b)(h)	5,000,000	5,116,381

Series 2012-C6, Class B, 4.70%, 04/15/2045	5,739,000	5,916,988

Series 2012-C9, Class D, 4.97%, 10/15/2022(b)(h)	568,832	505,947

Series 2013-C14, Class A5, 3.34%, 06/15/2046	1,485,143	1,568,152

Series 2013-C15, Class B, 4.65%, 08/15/2046(h)	3,800,000	3,278,983

Series 2013-C16, Class B, 5.19%, 09/15/2046(h)	3,127,000	2,974,963

Series 2014-C23, Class B, 4.53%, 10/15/2057(h)	4,693,000	5,089,834

Total Asset-Backed Securities (Cost $1,179,812,026)		1,195,503,539

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–14.72%

Collateralized Mortgage Obligations–1.18%
Fannie Mae REMICs, IO,
7.00%, 05/25/2033(j)	$6,233	$1,044

6.00%, 07/25/2033(j)	5,049	1,001

Freddie Mac Multifamily Structured Pass Through Ctfs.,
Series K038, Class X1, 1.28%, 03/25/2024(h)	23,498,299	789,230

Series K730, Class AM,, 3.59%, 01/25/2025(h)	7,859,000	8,742,272

Series K062, Class A1, 3.03%, 09/25/2026	8,745,973	9,412,983

Series K083, Class AM, 4.03%, 10/25/2028(h)	4,736,000	5,798,760

Series K085, Class AM, 4.06%, 10/25/2028(h)	4,736,000	5,775,164

Series K089, Class AM, 3.63%, 01/25/2029(h)	8,018,000	9,566,318

Series K088, Class AM, 3.76%, 01/25/2029(h)	18,944,000	22,795,241

Freddie Mac Whole Loan Securities Trust, Series 2017- SC02, Class 2A1, 3.50%, 05/25/2047	1,110,148	1,118,139

		64,000,152

Federal Home Loan Mortgage Corp. (FHLMC)–0.59%
7.00%, 07/01/2022 to 10/01/2034	607,132	700,771

3.50%, 08/01/2026	410,758	434,664

6.00%, 03/01/2029 to 02/01/2034	266,312	299,067

7.50%, 05/01/2030 to 05/01/2035	470,656	547,251

8.50%, 08/01/2031	30,358	36,991

3.00%, 02/01/2032	1,972,104	2,112,058

6.50%, 07/01/2032 to 09/01/2036	180,447	205,299

8.00%, 08/01/2032	25,353	30,471

5.50%, 01/01/2034 to 07/01/2040	1,442,457	1,643,420

5.00%, 07/01/2034 to 06/01/2040	1,920,191	2,213,098

4.50%, 02/01/2040 to 10/01/2046	21,305,584	23,837,335

ARM,
4.03% (1 yr. USD LIBOR + 2.00%), 12/01/2036(e)	60,644	64,677

4.09% (1 yr. USD LIBOR + 2.07%), 02/01/2037(e)	14,151	15,140

2.98% (1 yr. USD LIBOR + 1.88%), 05/01/2037(e)	63,754	67,137

		32,207,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–6.32%
5.50%, 03/01/2021 to 06/01/2040	$1,054,140	$1,208,447

7.50%, 03/01/2021 to 08/01/2037	581,352	694,473

6.00%, 03/01/2022 to 10/01/2039	15,423	17,368

6.50%, 07/01/2028 to 01/01/2037	86,201	97,802

7.00%, 07/01/2029 to 02/01/2034	327,976	367,425

9.50%, 04/01/2030	4,698	5,300

3.50%, 12/01/2030 to 05/01/2047	62,000,052	66,906,759

8.50%, 10/01/2032	47,763	59,281

8.00%, 04/01/2033	47,218	58,325

5.00%, 12/01/2039	493,127	568,481

3.00%, 08/01/2043	3,262,756	3,534,459

4.50%, 10/01/2048 to 12/01/2048	39,326,342	42,479,512

4.00%, 12/01/2048	46,372,163	50,346,337

ARM,
3.31% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(e)	117,717	124,144

3.68% (1 yr. USD LIBOR + 1.67%), 01/01/2037(e)	48,638	51,208

3.60% (1 yr. USD LIBOR + 1.72%), 03/01/2038(e)	34,992	36,905

TBA,
2.50%, 09/01/2035(k)	132,820,000	139,362,424

3.00%, 09/01/2035(k)	35,300,000	37,056,727

		342,975,377

Government National Mortgage Association (GNMA)–1.31%
7.50%, 06/15/2023 to 05/15/2032	8,408	8,707

9.00%, 09/15/2024	4,121	4,140

8.00%, 08/15/2025 to 09/15/2026	18,005	18,624

6.56%, 01/15/2027	98,889	109,685

7.00%, 10/15/2028 to 09/15/2032	165,587	189,378

6.00%, 11/15/2028 to 02/15/2033	49,139	56,068

6.50%, 01/15/2029 to 09/15/2034	75,674	84,491

5.50%, 06/15/2035	49,701	58,375

5.00%, 07/15/2035 to 08/15/2035	51,827	57,073

4.00%, 03/20/2048	7,472,109	8,031,757

ARM,
3.00%,(1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025 to 06/20/2025(e)	20,296	20,876

2.88% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(e)	5,542	5,735

TBA,
3.00%, 09/01/2050(k)	59,000,000	62,129,766

		70,774,675

	Principal Amount	Value

Uniform Mortgage-Backed Securities–5.32%
TBA,
2.00%, 09/01/2050(k)	$100,000,000	$103,113,282

2.50%, 09/01/2050(k)	88,000,000	92,630,312

3.00%, 09/01/2050(k)	88,000,000	92,812,499

		288,556,093

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $782,947,645)		798,513,676

U.S. Treasury Securities–12.46%
U.S. Treasury Bills–0.55%
0.10% - 0.40%, 09/03/2020(l)(m)	10,085,000	10,084,898

0.10% - 0.11%, 02/04/2021(l)(m)	19,535,000	19,526,535

		29,611,433

U.S. Treasury Bonds–2.59%
1.13%, 08/15/2040	13,529,500	13,226,143

1.25%, 05/15/2050	134,881,200	127,241,445

		140,467,588

U.S. Treasury Notes–9.32%
0.13%, 08/15/2023	14,678,000	14,667,106

0.25%, 08/31/2025	211,327,500	211,121,126

0.50%, 08/31/2027	45,335,800	45,360,594

0.63%, 08/15/2030	236,456,600	234,516,918

		505,665,744

Total U.S. Treasury Securities (Cost $678,918,219)		675,744,765

	Shares
Preferred Stocks–0.87%

Diversified Banks–0.73%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	1,100	1,644,533

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	27,407	37,835,363

		39,479,896

Investment Banking & Brokerage–0.13%
Morgan Stanley, 6.88%, Series F, Pfd.(c)	249,737	7,045,081

Regional Banks–0.01%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(c)	24,592	652,672

Total Preferred Stocks (Cost $44,018,460)		47,177,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Principal Amount		Value

Agency Credit Risk Transfer Notes–0.83%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04, Class 2M2, 3.03% (1 mo. USD LIBOR + 2.85%), 11/25/2029(e)		$9,602,541	$9,631,186

Series 2018-C05, Class 1M2, 2.53% (1 mo. USD LIBOR + 2.35%), 01/25/2031(e)		3,847,357	3,827,740

Series 2019-R03, Class 1M2, 2.33% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(e)		5,678,738	5,710,604

Series 2019-R06, Class 2M2, 2.28% (1 mo. USD LIBOR + 2.10%), 09/25/2039(b)(e)		8,384,872	8,409,023

Freddie Mac
Series 2016-DNA4, Class M3, STACR®, 3.98% (1 mo. USD LIBOR + 3.80%), 03/25/2029(e)		2,895,451	3,016,477

Series 2016-HQA4, Class M3, STACR®, 4.08% (1 mo. USD LIBOR + 3.90%), 04/25/2029(e)		5,923,416	6,198,557
Series 2017-HQA2, Class M2, STACR®, 2.83% (1 mo. USD LIBOR + 2.65%), 12/25/2029(e)		8,447,199	8,411,071

Total Agency Credit Risk Transfer Notes (Cost $45,703,374)			45,204,658

Non-U.S. Dollar Denominated Bonds & Notes–0.73%(n)
Brewers–0.03%
Molson Coors International L.P., Series MPLE, 3.44%, 07/15/2026	CAD	1,799,000	1,457,047

Diversified Banks–0.05%
HSBC Holdings PLC (United Kingdom), 3.20%, 12/05/2023CAD		3,598,000	2,929,763

Integrated Telecommunication Services–0.29%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	4,497,000	4,148,507

AT&T, Inc., Series B, 2.88%(c)(d)	EUR	9,700,000	11,367,473

			15,515,980

Movies & Entertainment–0.17%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	6,750,000	9,071,395

Sovereign Debt–0.14%
Latvia Government International Bond (Latvia), 1.88%, 02/19/2049(b)	EUR	100,000	162,707

Mexico Government International Bond (Mexico), 2.88%, 04/08/2039	EUR	100,000	120,736

Saudi Government International Bond (Saudi Arabia), 2.00%, 07/09/2039(b)	EUR	100,000	123,575

Serbia International Bond (Serbia), 1.50%, 06/26/2029(b)	EUR	105,000	121,418

Serbia International Bond (Serbia), 1.50%, 06/26/2029(b)	EUR	285,000	329,564

	Principal Amount		Value

Sovereign Debt–(continued)
Ukraine Government International Bond (Ukraine), 6.75%, 06/20/2026(b)	EUR	385,000	$466,217

Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	6,000,000	6,203,254

			7,527,471

Steel–0.00%
Vale S.A. (Brazil), 3.75%, 01/10/2023	EUR	150,000	189,283

Technology Hardware, Storage & Peripherals–0.05%
Apple, Inc., Series MPLE, 2.51%, 08/19/2024	CAD	3,598,000	2,929,845

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $32,446,532)			39,620,784

Variable Rate Senior Loan Interests–0.38%
Diversified REITs–0.38%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Acquired 06/06/19; Cost $ 19,766,337) (Cost $19,766,337)(b)(o)(p)		$26,429,569	20,262,636

Municipal Obligations–0.16%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), Series 2010 A, RB, 6.66%, 04/01/2057		539,000	795,984

Maryland (State of) Health & Higher Educational Facilities Authority (University of MD Medical System), Series 2020 D, Ref. RB, 3.05%, 07/01/2040		3,200,000	3,344,704

Series 2020 D, Ref. RB, 3.20%, 07/01/2050		4,355,000	4,629,888

Total Municipal Obligations (Cost $8,094,000)			8,770,576

Shares

Exchange-Traded Funds–0.11%
Invesco Total Return Bond ETF (Cost $ 5,786,000)(q)		100,000	5,803,000

Common Stocks & Other Equity Interests–0.00%
Auto Parts & Equipment–0.00%
Exide Technologies (Acquired 11/29/2016; Cost $ 10,916)(b)(o)(r)		14,555	0

Paper Packaging–0.00%
Westrock Co.		65	1,971

Specialty Chemicals–0.00%
Ingevity Corp.(r)		10	562

Total Common Stocks & Other Equity Interests (Cost $15,546)			2,533

Money Market Funds–9.29%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(q)(s)176,301,558			176,301,558

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(q)(s)125,852,538			125,928,050

Invesco Treasury Portfolio, Institutional Class, 0.02%(q)(s)201,487,495			201,487,495

Total Money Market Funds (Cost $503,715,194)			503,717,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

Shares	Value

Options Purchased–0.14% (Cost $6,196,673)(t)	$7,448,655

TOTAL INVESTMENTS IN SECURITIES–109.32% (Cost $5,747,120,893)	5,928,749,427

OTHER ASSETS LESS LIABILITIES–(9.32)%	(505,369,321)

NET ASSETS–100.00%	$5,423,380,106

Investment Abbreviations:

ARM	–	Adjustable Rate Mortgage
CAD	–	Canadian Dollar
CLO	–	Collateralized Loan Obligation
Conv.	–	Convertible
Ctfs.	–	Certificates
ETF	–	Exchange-Traded Fund
EUR	–	Euro
IO	–	Interest Only
LIBOR	–	London Interbank Offered Rate
Pfd.	–	Preferred
PIK	–	Pay-in-Kind
RB	–	Revenue Bonds
Ref.	–	Refunding
REIT	–	Real Estate Investment Trust
REMICs	–	Real Estate Mortgage Investment Conduits
STACR®	–	Structured Agency Credit Risk
TBA	–	To Be Announced
USD	–	U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $1,928,381,563, which represented 35.56% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(f)	Zero coupon bond issued at a discount.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(l)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1L and Note 1O.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(p)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(q)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Total Return Bond ETF	$-	$5,786,000	$-	$17,000	$-	$5,803,000	$10,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$57,332,938	$725,596,428	$(606,627,808)	$-	$-	$176,301,558	$555,935

Invesco Liquid Assets Portfolio, Institutional Class	40,963,015	524,619,905	(439,625,144)	(7,038)	(22,688)	125,928,050	473,316

Invesco Treasury Portfolio, Institutional Class	65,523,358	829,253,061	(693,288,924)	-	-	201,487,495	622,656

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	21,064,413	(21,064,413)	-	-	-	253*

Invesco Private Prime Fund	-	3,657,803	(3,657,803)	-	-	-	178*

Total	$163,819,311	$2,109,977,610	$(1,764,264,092)	$9,962	$(22,688)	$509,520,103	$1,662,875

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(r)	Non-income producing security.
(s)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(t)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

Amazon.com, Inc.	Call	01/21/2022	5	$3,650.00	$1,825,000	$282,250

Apple, Inc.	Call	09/17/2021	1,000	135.00	13,500,000	1,917,500

Microsoft Corp.	Call	09/17/2021	90	245.00	2,205,000	221,175

Total Open Exchange-Traded Equity Options Purchased			1,095			$2,420,925

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value

Equity Risk

S&P 500 Index	Call	09/17/2021	174	$3,525.00	$61,335,000	$5,027,730

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)

Equity Risk

S&P 500 Index	Call	06/18/2021	25	$3,700.00	$(129,874)	$9,250,000	$(411,750)	$(281,876)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	6,226	December-2020	$1,375,605,513	$697,138	$697,138

U.S. Treasury 5 Year Notes	2,028	December-2020	255,591,375	266,559	266,559

U.S. Treasury Long Bonds	431	December-2020	75,734,781	(256,842)	(256,842)

Subtotal–Long Futures Contracts				706,855	706,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	2,317	December-2020	$(322,642,250)	$(276,434)	$(276,434)

U.S. Treasury 10 Year Ultra Notes	2,205	December-2020	(351,559,687)	(39,128)	(39,128)

U.S. Treasury Ultra Bonds	443	December-2020	(97,861,469)	(284,421)	(284,421)

Subtotal–Short Futures Contracts				(599,983)	(599,983)

Total Futures Contracts				$106,872	$ 106,872

Open Forward Foreign Currency Contracts

				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

11/20/2020	Goldman Sachs & Co.	CAD 53,014,000	USD 40,079,836	$(571,944)

11/20/2020	Goldman Sachs & Co.	EUR 28,533,000	USD 33,713,423	(394,185)

Total Forward Foreign Currency Contracts				$(966,129)

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 34, Version 8 Buy		(5.00)%	Quarterly	06/20/2025	3.645%	USD 234,126,198	$(9,646,519)	$(13,385,229)	$(3,738,710)

(a)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Investment Abbreviations:

CAD  –Canadian Dollar

EUR  –Euro

USD  –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments in securities, at value (Cost $5,237,619,699)	$5,419,229,324
Investments in affiliates, at value (Cost $509,501,194)	509,520,103
Cash	3,793,988
Foreign currencies, at value (Cost $23,280,518)	23,432,246
Receivable for:
Investments sold	295,792,972
Fund shares sold	9,560,258
Dividends	538,321
Interest	26,711,905
Investments matured, at value (Cost $0)	51,093
Principal paydowns	527
Investment for trustee deferred compensation and retirement plans	148,189
Other assets	126,725
Total assets	6,288,905,651

Liabilities:
Other investments:
Options written, at value (premiums received $129,874)	411,750
Variation margin payable - futures contracts	2,229,259
Variation margin payable–centrally cleared swap agreements	325,084
Unrealized depreciation on forward foreign currency contracts outstanding	966,129
Payable for:
Investments purchased	848,974,991
Dividends	1,465,773
Fund shares reacquired	9,024,891
Accrued fees to affiliates	1,413,764
Accrued trustees’ and officers’ fees and benefits	15,147
Accrued other operating expenses	531,147
Trustee deferred compensation and retirement plans	167,610
Total liabilities	865,525,545
Net assets applicable to shares outstanding	$5,423,380,106

Net assets consist of:

Shares of beneficial interest	$5,116,651,217
Distributable earnings	306,728,889
$5,423,380,106

Net Assets:
Class A	$1,364,591,453
Class C	$107,349,642
Class R	$23,193,142
Class Y	$1,170,120,980
Class R5	$11,555,268
Class R6	$2,746,569,621

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	117,527,998
Class C	9,249,970
Class R	1,998,098
Class Y	100,692,686
Class R5	995,637
Class R6	236,706,394
Class A:
Net asset value per share	$11.61
Maximum offering price per share (Net asset value of $11.61 ÷ 95.75%)	$12.13
Class C:
Net asset value and offering price per share	$11.61
Class R:
Net asset value and offering price per share	$11.61
Class Y:
Net asset value and offering price per share	$11.62
Class R5:
Net asset value and offering price per share	$11.61
Class R6:
Net asset value and offering price per share	$11.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest (net of foreign withholding taxes of $16,028)	$145,518,737

Dividends	2,602,256

Dividends from affiliates (includes securities lending income of $7,208)	1,669,652

Total investment income	149,790,645

Expenses:
Advisory fees	18,019,188

Administrative services fees	643,492

Custodian fees	129,682

Distribution fees:
Class A	2,986,572

Class C	988,347

Class R	98,326

Transfer agent fees – A, C, R and Y	3,081,621

Transfer agent fees – R5	9,065

Transfer agent fees – R6	183,965

Trustees’ and officers’ fees and benefits	63,296

Registration and filing fees	183,276

Reports to shareholders	684,225

Professional services fees	116,500

Other	115,833

Total expenses	27,303,388

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,859,467)

Net expenses	25,443,921

Net investment income	124,346,724

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,057)	147,134,817

Foreign currencies	765,994

Forward foreign currency contracts	(1,378,020)

Futures contracts	19,046,184

Option contracts written	(2,808,814)

Swap agreements	1,652,158

164,412,319

Change in net unrealized appreciation (depreciation) of:
Investment securities	43,573,643

Foreign currencies	262,636

Forward foreign currency contracts	(1,628,605)

Futures contracts	749,482

Option contracts written	(293,849)

Swap agreements	(3,828,964)

38,834,343

Net realized and unrealized gain	203,246,662

Net increase in net assets resulting from operations	$327,593,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$124,346,724	$143,178,880

Net realized gain	164,412,319	35,264,705

Change in net unrealized appreciation	38,834,343	193,208,995

Net increase in net assets resulting from operations	327,593,386	371,652,580

Distributions to shareholders from distributable earnings:
Class A	(33,712,172)	(28,359,828)

Class C	(2,050,180)	(2,122,427)

Class R	(505,408)	(450,317)

Class Y	(30,512,458)	(28,482,762)

Class R5	(287,699)	(190,113)

Class R6	(69,379,601)	(69,362,904)

Total distributions from distributable earnings	(136,447,518)	(128,968,351)

Return of capital:
Class A	–	(5,300,471)

Class C	–	(525,986)

Class R	–	(87,175)

Class Y	–	(4,914,339)

Class R5	–	(32,963)

Class R6	–	(11,786,606)

Total return of capital	–	(22,647,540)

Share transactions–net:
Class A	231,465,217	135,680,952

Class C	15,921,563	(39,828,676)

Class R	4,647,417	2,547,502

Class Y	233,313,308	(83,973,549)

Class R5	3,607,318	1,564,636

Class R6	499,618,439	(76,935,016)

Net increase (decrease) in net assets resulting from share transactions	988,573,262	(60,944,151)

Net increase in net assets	1,179,719,130	159,092,538

Net assets:
Beginning of year	4,243,660,976	4,084,568,438

End of year	$5,423,380,106	$4,243,660,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$11.13	$0.29	$0.51	$0.80	$(0.32)	$—	$—	$(0.32)	$11.61	7.29%	$1,364,591	0.75	%(d)	0.82	%(d)	2.55	%(d)	329%
Year ended 08/31/19	10.53	0.36	0.62	0.98	(0.32)	—	(0.06)	(0.38)	11.13	9.57	1,079,416	0.74		0.84		3.41		250
Year ended 08/31/18	11.03	0.31	(0.48)	(0.17)	(0.32)	—	(0.01)	(0.33)	10.53	(1.51)	887,784	0.74		0.82		2.96		383
Year ended 08/31/17	11.05	0.28	0.03	0.31	(0.31)	(0.02)	—	(0.33)	11.03	2.88	805,356	0.76		0.88		2.54		547
Year ended 08/31/16	10.63	0.25	0.51	0.76	(0.34)	—	—	(0.34)	11.05	7.33	684,628	0.83		0.92		2.40		518
Class C
Year ended 08/31/20	11.12	0.20	0.52	0.72	(0.23)	—	—	(0.23)	11.61	6.59	107,350	1.50	(d)	1.57	(d)	1.80	(d)	329
Year ended 08/31/19	10.53	0.28	0.61	0.89	(0.24)	—	(0.06)	(0.30)	11.12	8.67	87,046	1.49		1.59		2.66		250
Year ended 08/31/18	11.02	0.24	(0.48)	(0.24)	(0.24)	—	(0.01)	(0.25)	10.53	(2.16)	123,285	1.49		1.57		2.21		383
Year ended 08/31/17	11.05	0.20	0.02	0.22	(0.23)	(0.02)	—	(0.25)	11.02	2.02	130,591	1.51		1.63		1.79		547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	—	(0.26)	11.05	6.53	108,579	1.58		1.67		1.65		518
Class R
Year ended 08/31/20	11.12	0.26	0.52	0.78	(0.29)	—	—	(0.29)	11.61	7.12	23,193	1.00	(d)	1.07	(d)	2.30	(d)	329
Year ended 08/31/19	10.53	0.33	0.61	0.94	(0.29)	—	(0.06)	(0.35)	11.12	9.21	17,598	0.99		1.09		3.16		250
Year ended 08/31/18	11.02	0.29	(0.47)	(0.18)	(0.30)	—	(0.01)	(0.31)	10.53	(1.67)	14,134	0.99		1.07		2.71		383
Year ended 08/31/17	11.05	0.25	0.02	0.27	(0.28)	(0.02)	—	(0.30)	11.02	2.53	10,403	1.01		1.13		2.29		547
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	—	—	(0.32)	11.05	7.06	7,545	1.08		1.17		2.15		518
Class Y
Year ended 08/31/20	11.14	0.31	0.51	0.82	(0.34)	—	—	(0.34)	11.62	7.56	1,170,121	0.50	(d)	0.57	(d)	2.80	(d)	329
Year ended 08/31/19	10.54	0.39	0.62	1.01	(0.35)	—	(0.06)	(0.41)	11.14	9.84	892,952	0.49		0.59		3.66		250
Year ended 08/31/18	11.03	0.35	(0.48)	(0.13)	(0.35)	—	(0.01)	(0.36)	10.54	(1.17)	932,839	0.49		0.57		3.21		383
Year ended 08/31/17	11.06	0.30	0.03	0.33	(0.34)	(0.02)	—	(0.36)	11.03	3.04	1,278,700	0.51		0.63		2.79		547
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	—	—	(0.37)	11.06	7.59	282,260	0.58		0.67		2.65		518
Class R5
Year ended 08/31/20	11.12	0.31	0.52	0.83	(0.34)	—	—	(0.34)	11.61	7.65	11,555	0.50	(d)	0.54	(d)	2.80	(d)	329
Year ended 08/31/19	10.53	0.39	0.61	1.00	(0.35)	—	(0.06)	(0.41)	11.12	9.75	7,586	0.49		0.54		3.66		250
Year ended 08/31/18	11.03	0.34	(0.48)	(0.14)	(0.35)	—	(0.01)	(0.36)	10.53	(1.27)	5,660	0.49		0.50		3.21		383
Year ended 08/31/17	11.05	0.30	0.04	0.34	(0.34)	(0.02)	—	(0.36)	11.03	3.17	4,807	0.50		0.51		2.80		547
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	—	—	(0.37)	11.05	7.60	90	0.58		0.60		2.65		518
Class R6
Year ended 08/31/20	11.12	0.32	0.51	0.83	(0.35)	—	—	(0.35)	11.60	7.62	2,746,570	0.45	(d)	0.45	(d)	2.85	(d)	329
Year ended 08/31/19	10.52	0.39	0.62	1.01	(0.35)	—	(0.06)	(0.41)	11.12	9.91	2,159,063	0.44		0.45		3.71		250
Year ended 08/31/18	11.02	0.35	(0.48)	(0.13)	(0.36)	—	(0.01)	(0.37)	10.52	(1.21)	2,120,867	0.43		0.44		3.27		383
Year ended 08/31/17	11.05	0.30	0.03	0.33	(0.34)	(0.02)	—	(0.36)	11.02	3.12	1,118,319	0.47		0.48		2.83		547
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	—	—	(0.38)	11.05	7.71	1,147,393	0.48		0.50		2.75		518

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $1,194,629, $98,835, $19,665, $994,362, $9,403 and $2,221,557 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Core Plus Bond Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

34                         Invesco Core Plus Bond Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

35                         Invesco Core Plus Bond Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation

36                         Invesco Core Plus Bond Fund

(depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

Q.	LIBOR Risk - The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United

37                         Invesco Core Plus Bond Fund

Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.
R.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $165,369 and reimbursed class level expenses of $875,052, $72,497, $14,392, $724,392, $3,325 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $194,115 in front-end sales commissions from the sale of Class A shares and $21,335 and $9,038 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

38                         Invesco Core Plus Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$—	$2,580,979,853	$—	$2,580,979,853

Asset-Backed Securities	—	1,195,503,539	—	1,195,503,539

U.S. Government Sponsored Agency Mortgage-Backed Securities	—	798,513,676	—	798,513,676

U.S. Treasury Securities	—	675,744,765	—	675,744,765

Preferred Stocks	47,177,649	—	—	47,177,649

Agency Credit Risk Transfer Notes	—	45,204,658	—	45,204,658

Non-U.S. Dollar Denominated Bonds & Notes	—	39,620,784	—	39,620,784

Variable Rate Senior Loan Interests	—	—	20,262,636	20,262,636

Municipal Obligations	—	8,770,576	—	8,770,576

Exchange-Traded Funds	5,803,000	—	—	5,803,000

Common Stocks & Other Equity Interests	2,533	—	0	2,533

Money Market Funds	503,717,103	—	—	503,717,103

Options Purchased	7,448,655	—	—	7,448,655

Total Investments in Securities	564,148,940	5,344,337,851	20,262,636	5,928,749,427

Other Investments - Assets*

Investments Matured	—	51,093	—	51,093

Futures Contracts	963,697	—	—	963,697

	963,697	51,093	—	1,014,790

Other Investments - Liabilities*

Futures Contracts	(856,825)	—	—	(856,825)

Forward Foreign Currency Contracts	—	(966,129)	—	(966,129)

Options Written	(411,750)	—	—	(411,750)

Swap Agreements	—	(3,738,710)	—	(3,738,710)

	(1,268,575)	(4,704,839)	—	(5,973,414)

Total Other Investments	(304,878)	(4,653,746)	—	(4,958,624)

Total Investments	$563,844,062	$5,339,684,105	$20,262,636	$5,923,790,803

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

39                         Invesco Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts — Exchange-Traded(a)	$-	$-	$-	$963,697	$963,697

Options purchased, at value — Exchange-Traded(b)	-	-	7,448,655	-	7,448,655

Total Derivative Assets	-	-	7,448,655	963,697	8,412,352

Derivatives not subject to master netting agreements	-	-	(7,448,655)	(963,697)	(8,412,352)

Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-	$-

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts — Exchange-Traded(a)	$-	$-	$-	$(856,825)	$(856,825)

Unrealized depreciation on swap agreements — Centrally Cleared(a)	(3,738,710)	-	-	-	(3,738,710)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(966,129)	-	-	(966,129)

Options written, at value — Exchange-Traded	-	-	(411,750)	-	(411,750)

Total Derivative Liabilities	(3,738,710)	(966,129)	(411,750)	(856,825)	(5,973,414)

Derivatives not subject to master netting agreements	3,738,710	-	411,750	856,825	5,007,285

Total Derivative Liabilities subject to master netting agreements	$-	$(966,129)	$-	$-	$(966,129)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs & Co.	$-	$(966,129)	$(966,129)	$-	$-	$(966,129)

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(1,378,020)	$-	$-	$(1,378,020)

Futures contracts	-	-	-	19,046,184	19,046,184

Options purchased(a)	-	(2,555,435)	2,467,329	8,671,916	8,583,810

Options written	-	1,036,350	(4,318,268)	473,104	(2,808,814)

Swap agreements	1,652,158	-	-	-	1,652,158

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(1,628,605)	-	-	(1,628,605)

Futures contracts	-	-	-	749,482	749,482

Options purchased(a)	-	-	1,973,277	-	1,973,277

Options written	-	-	(293,849)	-	(293,849)

Swap agreements	(3,828,964)	-	-	-	(3,828,964)

Total	$(2,176,806)	$(4,525,710)	$(171,511)	$28,940,686	$22,066,659

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

40                         Invesco Core Plus Bond Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Foreign Currency Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$77,270,540	$1,551,035,466	$9,446,417	$50,230,000	$218,333,333	$2,087,083	$33,935,000	$120,983,000	$225,000,000	$115,117,084

Average Contracts	–	–	672	160	–	95	104	–	–	–

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the Fund engaged in securities purchases of $31,099,258.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,440.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$136,447,518	$128,968,351

Return of capital	–	22,647,540

Total distributions	$136,447,518	$151,615,891

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$134,246,900

Net unrealized appreciation — investments	172,433,500

Net unrealized appreciation–foreign currencies	179,647

Temporary book/tax differences	(131,158)

Shares of beneficial interest	5,116,651,217

Total net assets	$5,423,380,106

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, wash sales and derivative investments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

41                         Invesco Core Plus Bond Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $9,485,283,528 and $8,542,535,044, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $6,781,276,959 and $6,675,027,020, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$213,850,189

Aggregate unrealized (depreciation) of investments	(41,416,689)

Net unrealized appreciation of investments	$172,433,500

Cost of investments for tax purposes is $5,751,357,303.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, derivative investments, dollar rolls and bond premium amortization, on August 31, 2020, undistributed net investment income was increased by $13,890,398 and undistributed net realized gain was decreased by $13,890,398. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	37,369,655	$417,843,835	23,760,865	$252,505,480

Class C	4,749,600	52,950,366	3,277,210	34,776,911

Class R	956,731	10,677,983	646,015	6,816,801

Class Y	62,962,649	704,046,893	44,625,925	471,174,745

Class R5	586,321	6,610,442	248,812	2,663,977

Class R6	82,170,076	937,842,847	32,237,301	340,019,216

Issued as reinvestment of dividends:
Class A	2,639,088	29,580,883	2,855,818	30,215,479

Class C	152,425	1,707,372	207,006	2,178,746

Class R	44,615	500,050	48,134	508,598

Class Y	1,882,112	21,116,361	2,205,378	23,354,973

Class R5	25,638	287,231	21,035	222,495

Class R6	6,003,372	67,247,139	7,488,829	79,112,503

Automatic conversion of Class C shares to Class A shares:
Class A	647,755	7,423,853	3,574,793	37,143,597

Class C	(648,230)	(7,423,853)	(3,574,848)	(37,143,597)

Reacquired:
Class A	(20,130,549)	(223,383,354)	(17,496,318)	(184,183,604)

Class C	(2,829,674)	(31,312,322)	(3,796,480)	(39,640,736)

Class R	(585,134)	(6,530,616)	(454,922)	(4,777,897)

Class Y	(44,324,077)	(491,849,946)	(55,164,048)	(578,503,267)

Class R5	(298,357)	(3,290,355)	(125,570)	(1,321,836)

Class R6	(45,614,367)	(505,471,547)	(47,105,553)	(496,066,735)

Net increase (decrease) in share activity	85,759,649	$988,573,262	(6,520,618)	$(60,944,151)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 9% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

42                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period	Ending Account Value (08/31/20)[2]	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,036.10	$3.84	$1,021.37	$3.81	0.75%
Class C	1,000.00	1,032.30	7.66	1,017.60	7.61	1.50
Class R	1,000.00	1,034.80	5.11	1,020.11	5.08	1.00
Class Y	1,000.00	1,037.40	2.56	1,022.62	2.54	0.50
Class R5	1,000.00	1,037.40	2.56	1,022.62	2.54	0.50
Class R6	1,000.00	1,037.70	2.25	1,022.92	2.24	0.44

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

44                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified

45                         Invesco Core Plus Bond Fund

percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable

T-46                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	2.65%
Corporate Dividends Received Deduction*	2.59%
U.S. Treasury Obligations*	2.05%
Business Interest Income	52.18%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$9,866,199

47                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee’	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson -1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                         Invesco Core Plus Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Discovery Fund
Effective September 30, 2020, Invesco Oppenheimer Discovery Fund was renamed Invesco Discovery Fund. Nasdaq:
A: OPOCX ∎ C: ODICX ∎ R: ODINX ∎ Y: ODIYX ∎ R5: DIGGX ∎ R6: ODIIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Discovery Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Discovery Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2020, Class A shares of Invesco Discovery Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.07%
Class C Shares	27.08
Class R Shares	27.72
Class Y Shares	28.35
Class R5 Shares	28.54
Class R6 Shares	28.58
S&P 500 Index▼	21.94
Russell 2000 Growth Index▼	17.28
Russell 2000 Index▼	6.02
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (the Fed) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

In this environment, the Fund’s Class A shares at NAV outperformed the Russell 2000 Growth Index during the fiscal year. Stock selection in the information technology, health care and communication services sectors was the largest contributor to Fund performance on an absolute and relative basis. This was partially offset by a mix of stock selection in and slight overweight exposure to the consumer discretionary sector, followed by select underperformance by a few small holdings in the materials and energy sectors.

At the stock level, the largest contributor to Fund performance on an absolute basis was Coupa Software, which is a cloud-based provider of comprehensive business spend management software. Coupa reported a strong fiscal first quarter, beating consensus estimates for revenue and billings by mid-single digits, while profit margins showed significant expansion. We exited our position in

Coupa Software during the fiscal year. Demand for Coupa Pay and power apps like Risk Assess, Strategic Sourcing, Source Together and Coupa Advantage resulted in a healthy mix of net new in expansion bookings.

Teladoc Health, the second largest contributor to Fund performance, is the nation’s leading provider of remote health services. The company provides low-cost virtual physician visits to health plan members, employees and consumers. Teladoc outperformed guidance due to a series of positive catalysts, including its acquisition of InTouch, contract renewal with Aetna (not a Fund holding), stronger 2020 earnings guidance and, most notably, increased demand due to the COVID-19 pandemic. We sold our position in Teladoc Health during the fiscal year.

Freshpet provides fresh, natural food choices to help improve the lives of dogs and cats. Freshpet, another contributor to Fund performance during the fiscal year, has been a beneficiary of the trend of people adopting pets during the Covid-19 shutdown. In addition, there has been a multi-year trend for consumers to spend more on pet care. As a result, Freshpet reported second quarter 2020 results ahead of expectations, driven by both an upside in sales/revenues, as well as, margins.

The largest individual detractor from absolute Fund performance during the fiscal year,

Bright Horizons Family Solutions, is a leading provider of childcare, back-up dependent care and educational advisory services. The stock materially underperformed guidance during the fiscal year for two reasons: first due to fears of site closures stemming from the COVID-19 outbreak and then on the announcement of actual closures. We sold our position in this stock during the fiscal year.

Boot Barn Holdings, the second largest detractor from Fund performance, is the largest western and work-related lifestyle retail chain in the US. During the fiscal year, the company suffered from falling demand as a result of the coronavirus and the company’s significant presence in energy-dependent states where consumers were hard hit by falling oil prices. We sold our position in Boot Barn Holdings during the fiscal year.

Anaplan, another detractor from Fund performance, developed a cloud platform that allows business users to build and maintain strategic, operational and business planning and performance management. Anaplan shares declined significantly in the first quarter of 2020 as it reported a sharp deceleration in fourth quarter 2019 billings growth and it also announced that its chief growth officer was leaving the company. Although it had a rocky start to the year, Anaplan’s valuation has recovered from its March low but we sold our position in Anaplan during the fiscal year.

At the end of the fiscal year, the Fund’s largest overweight positions relative to the

4	Invesco Discovery Fund

Russell 2000 Growth Index were in the industrials, communication services, and financials sectors. The largest underweight exposures relative to the style-specific benchmark were in the health care, real estate and materials sectors.

We believe the US economy could contract by approximately 5% in 2020, the first decline after 10 consecutive years of growth. However, we believe it also appears likely that economic activity bottomed in the spring and will turn positive in the second half of the year. Unprecedented fiscal and monetary stimulus, along with uneven progress in the struggle with COVID-19, could support the case for economic recovery. Meanwhile, interest rates and inflation remain very low by historical standards and growth in corporate earnings is expected to resume after a very difficult first half of the year.

Equity valuations are at the high end of their historical range by most measures but appear more reasonable in the context of the current earnings trough and very low interest rates. We believe our opportunity set of premier growth companies remains compelling and we expect stock selection to continue to drive the Fund’s relative performance.

We thank you for your continued conviction and investment in Invesco Discovery Fund.

1   Source: US Federal Reserve

2   Source: US Bureau of Economic Analysis

Portfolio managers:

Ash Shah

Ronald Zibelli, JR. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Discovery Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (9/11/86)	11.10%
10 Years	16.99
5 Years	15.03
1 Year	21.02

Class C Shares
Inception (10/2/95)	8.63%
10 Years	16.75
5 Years	15.46
1 Year	26.08

Class R Shares
Inception (3/1/01)	8.98%
10 Years	17.34
5 Years	16.04
1 Year	27.72

Class Y Shares
Inception (6/1/94)	9.91%
10 Years	17.97
5 Years	16.62
1 Year	28.35

Class R5 Shares
10 Years	17.71%
5 Years	16.46
1 Year	28.54

Class R6 Shares
Inception (1/27/12)	16.30%
5 Years	16.82
1 Year	28.58

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Discovery Fund

Invesco Discovery Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity

Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Discovery Fund

Fund Information

Portfolio Composition
By sector		% of total net assets

Health Care		29.41%

Information Technology		22.07

Industrials		15.85

Consumer Discretionary		14.45

Financials		5.37

Consumer Staples		4.06

Communication Services		4.03

Other Sectors, Each Less than 2% of Net Assets		3.07

Money Market Funds Plus Other Assets Less Liabilities		1.69

Top 10 Equity Holdings*
		% of total net assets

1.	Repligen Corp.	2.52%

2.	Monolithic Power Systems, Inc.	2.47

3.	Freshpet, Inc.	2.22

4.	Wingstop, Inc.	2.04

5.	Pool Corp.	1.96

6.	Masimo Corp.	1.92

7.	Insulet Corp.	1.86

8.	Lattice Semiconductor Corp.	1.80

9.	Hamilton Lane, Inc., Class A	1.68

10.	Tandem Diabetes Care, Inc.	1.67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9	Invesco Discovery Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-98.31%
Aerospace & Defense-1.41%
Aerojet Rocketdyne Holdings, Inc.(b)	575,558	$23,810,834

Mercury Systems, Inc.(b)	326,397	24,721,309

		48,532,143

Alternative Carriers-1.11%
Bandwidth, Inc., Class A(b)	243,136	38,289,057

Application Software-10.01%
Avalara, Inc.(b)	416,563	55,157,107

Bill.Com Holdings, Inc.(b)	186,788	18,488,276

Duck Creek Technologies, Inc.(b)	114,280	4,455,777

Envestnet, Inc.(b)	336,049	27,888,707

Everbridge, Inc.(b)	100,822	14,983,158

Five9, Inc.(b)	349,702	44,566,023

Globant S.A. (Argentina)(b)	196,352	34,868,188

HubSpot, Inc.(b)	141,205	42,316,314

Jamf Holding Corp.(b)	121,520	4,690,672

Manhattan Associates, Inc.(b)	353,756	34,402,771

nCino, Inc.(b)	34,453	3,202,406

Paylocity Holding Corp.(b)	153,012	22,531,017

Q2 Holdings, Inc.(b)	344,082	33,475,738

Vertex, Inc., Class A(b)	158,608	4,061,951

		345,088,105

Asset Management & Custody Banks-2.22%
Cohen & Steers, Inc.	307,308	18,592,134

Hamilton Lane, Inc., Class A	794,675	58,098,689

		76,690,823

Auto Parts & Equipment-1.48%
Fox Factory Holding Corp.(b)	260,038	26,214,431

Visteon Corp.(b)	330,161	24,904,044

		51,118,475

Automotive Retail-1.38%
Lithia Motors, Inc., Class A	89,649	22,319,015

Vroom, Inc.(b)	366,922	25,181,857

		47,500,872

Biotechnology-5.23%
Acceleron Pharma, Inc.(b)	217,587	21,208,205

Agios Pharmaceuticals, Inc.(b)	328,860	13,486,549

Amicus Therapeutics, Inc.(b)	1,184,305	17,290,853

Apellis Pharmaceuticals, Inc.(b)	432,054	13,320,225

CareDx, Inc.(b)	728,195	24,867,859

Deciphera Pharmaceuticals, Inc.(b)	238,359	10,728,538

Global Blood Therapeutics, Inc.(b)	313,901	19,706,705

Halozyme Therapeutics, Inc.(b)	601,044	17,427,271

Ultragenyx Pharmaceutical, Inc.(b)	217,179	18,473,246

Veracyte, Inc.(b)	718,718	23,940,496

		180,449,947

Building Products-4.40%
Advanced Drainage Systems, Inc.	752,386	41,742,375

AZEK Co., Inc. (The)(b)	369,408	14,584,228

Simpson Manufacturing Co., Inc.	384,089	37,771,312

	Shares	Value

Building Products-(continued)
Trex Co., Inc.(b)	384,098	$57,418,810

		151,516,725

Cable & Satellite-1.47%
Cable One, Inc.	27,627	50,842,797

Casinos & Gaming-1.13%
Churchill Downs, Inc.	223,407	39,042,607

Commodity Chemicals-0.47%
Cabot Corp.	440,200	16,291,802

Construction Machinery & Heavy Trucks-0.78%
Federal Signal Corp.	837,311	26,894,429

Distributors-1.96%
Pool Corp.	205,762	67,457,014

Education Services-0.67%
Strategic Education, Inc.	225,817	23,162,050

Electrical Components & Equipment-1.37%
Generac Holdings, Inc.(b)	248,122	47,138,218

Electronic Equipment & Instruments-0.80%
Novanta, Inc.(b)	256,254	27,462,741

Environmental & Facilities Services-2.03%
Casella Waste Systems, Inc., Class A(b)	936,292	52,572,796

Clean Harbors, Inc.(b)	285,408	17,438,429

		70,011,225

Food Retail-0.73%
Grocery Outlet Holding Corp.(b)	610,839	25,123,808

Forest Products-0.87%
Louisiana-Pacific Corp.	914,485	30,123,136

Gold-0.56%
SSR Mining, Inc. (Canada)(b)	908,072	19,478,144

Health Care Equipment-10.25%
Axonics Modulation Technologies, Inc.(b)	552,266	23,338,761

CryoPort, Inc.(b)	779,639	43,254,372

GenMark Diagnostics, Inc.(b)	685,794	8,894,748

Insulet Corp.(b)	293,986	64,162,445

Integer Holdings Corp.(b)	145,479	10,075,875

iRhythm Technologies, Inc.(b)	185,306	40,800,675

Masimo Corp.(b)	295,458	66,182,592

Penumbra, Inc.(b)	185,780	38,855,887

Tandem Diabetes Care, Inc.(b)	511,821	57,692,463

		353,257,818

Health Care Services-2.88%
1Life Healthcare, Inc.(b)	517,503	15,095,563

Addus HomeCare Corp.(b)	248,927	23,314,503

Amedisys, Inc.(b)	225,157	54,465,478

Oak Street Health, Inc.(b)	144,010	6,427,166

		99,302,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Fund

	Shares	Value

Health Care Supplies-2.29%
Quidel Corp.(b)	303,010	$53,317,639

Silk Road Medical, Inc.(b)	417,564	25,463,053

		78,780,692

Health Care Technology-2.07%
Inspire Medical Systems, Inc.(b)	446,310	53,311,730

Phreesia, Inc.(b)	569,419	17,959,475

		71,271,205

Homebuilding-2.87%
KB Home	778,925	27,854,358

Meritage Homes Corp.(b)	256,450	24,626,893

TopBuild Corp.(b)	302,421	46,512,350

		98,993,601

Hotels, Resorts & Cruise Lines-0.56%
Choice Hotels International, Inc.	194,990	19,360,557

Hypermarkets & Super Centers-1.02%
BJ’s Wholesale Club Holdings, Inc.(b)	790,044	35,085,854

Industrial Machinery-4.00%
Chart Industries, Inc.(b)	416,502	27,372,512

ITT, Inc.	621,033	39,007,083

Kornit Digital Ltd. (Israel)(b)	730,177	45,219,861

SPX Corp.(b)	625,016	26,144,419

		137,743,875

Industrial REITs-1.16%
First Industrial Realty Trust, Inc.	934,438	39,853,781

Interactive Home Entertainment-1.45%
Zynga, Inc., Class A(b)	5,500,014	49,830,127

Internet & Direct Marketing Retail-0.93%
Stamps.com, Inc.(b)	128,036	31,924,496

Internet Services & Infrastructure-1.34%
MongoDB, Inc.(b)	197,306	46,130,143

Investment Banking & Brokerage-1.44%
LPL Financial Holdings, Inc.	606,061	49,793,972

IT Consulting & Other Services-0.96%
LiveRamp Holdings, Inc.(b)	168,096	9,386,480

ManTech International Corp., Class A	317,262	23,747,061

		33,133,541

Leisure Products-0.68%
YETI Holdings, Inc.(b)	456,041	23,431,387

Life Sciences Tools & Services-6.69%
10X Genomics, Inc., Class A(b)	104,847	12,017,563

Bio-Techne Corp.	123,852	31,639,232

Medpace Holdings, Inc.(b)	378,107	49,074,508

NeoGenomics, Inc.(b)	804,195	31,323,395

PRA Health Sciences, Inc.(b)	182,504	19,511,503

Investment Abbreviations:

REIT - Real Estate Investment Trust

	Shares	Value

Life Sciences Tools & Services-(continued)
Repligen Corp.(b)	561,674	$87,008,919

		230,575,120

Packaged Foods & Meats-2.32%
Freshpet, Inc.(b)	672,625	76,410,200

Vital Farms, Inc.(b)	88,267	3,477,720

		79,887,920

Property & Casualty Insurance-1.11%
Kinsale Capital Group, Inc.	184,291	38,190,624

Regional Banks-0.59%
Pinnacle Financial Partners, Inc.	506,927	20,251,734

Restaurants-2.79%
Papa John’s International, Inc.	263,027	25,852,924

Wingstop, Inc.	430,746	70,383,896

		96,236,820

Semiconductor Equipment-2.07%
Entegris, Inc.	512,319	34,269,018

MKS Instruments, Inc.	309,090	36,945,528

		71,214,546

Semiconductors-5.86%
Inphi Corp.(b)	279,133	31,815,579

Lattice Semiconductor Corp.(b)	2,174,493	62,190,500

MACOM Technology Solutions Holdings, Inc.(b)	649,942	23,157,434

Monolithic Power Systems, Inc.	318,230	85,008,780

		202,172,293

Systems Software-1.03%
Varonis Systems, Inc.(b)	288,833	35,679,540

Trading Companies & Distributors-1.05%
SiteOne Landscape Supply, Inc.(b)	288,342	36,057,167

Trucking-0.82%
Saia, Inc.(b)	211,542	28,388,936

Total Common Stocks & Other Equity Interests (Cost $2,219,698,895)		3,388,762,577

Money Market Funds-2.99%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	38,389,157	38,389,157

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(c)(d)	20,772,861	20,785,324

Invesco Treasury Portfolio, Institutional Class, 0.02%(c)(d)	43,873,322	43,873,322

Total Money Market Funds (Cost $103,047,374)		103,047,803

TOTAL INVESTMENTS IN SECURITIES-101.30% (Cost $2,322,746,269)		3,491,810,380

OTHER ASSETS LESS LIABILITIES-(1.30)%		(44,724,303)

NET ASSETS-100.00%		$3,447,086,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$59,237,118	$ 836,184,067	$ (857,032,028)	$ -	$ -	$38,389,157	$457,716
Invesco Liquid Assets Portfolio, Institutional Class	-	77,921,612	(57,136,181)	429	(536)	20,785,324	5,117
Invesco Treasury Portfolio, Institutional Class	-	140,767,514	(96,894,192)	-	-	43,873,322	4,690
Total	$59,237,118	$1,054,873,193	$(1,011,062,401)	$429	$(536)	$103,047,803	$467,523

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments in securities, at value (Cost $ 2,219,698,895)	$3,388,762,577

Investments in affiliated money market funds, at value (Cost $ 103,047,374)	103,047,803

Cash	1,093,748

Receivable for:
Investments sold	9,553,465

Fund shares sold	4,072,062

Dividends	600,900

Investment for trustee deferred compensation and retirement plans	137,051

Other assets	109,326

Total assets	3,507,376,932

Liabilities:

Payable for:
Investments purchased	54,759,694

Fund shares reacquired	3,039,056

Accrued fees to affiliates	1,894,299

Accrued trustees’ and officers’ fees and benefits	53,823

Accrued other operating expenses	335,858

Trustee deferred compensation and retirement plans	208,125

Total liabilities	60,290,855

Net assets applicable to shares outstanding	$3,447,086,077

Net assets consist of:
Shares of beneficial interest	$1,948,625,372

Distributable earnings	1,498,460,705

$3,447,086,077

Net Assets:
Class A	$1,656,602,252

Class C	$74,314,641

Class R	$53,980,828

Class Y	$1,316,860,118

Class R5	$15,413,025

Class R6	$329,915,213

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,380,787

Class C	1,159,469

Class R	592,150

Class Y	11,165,016

Class R5	151,666

Class R6	2,733,280

Class A:
Net asset value per share	$101.13

Maximum offering price per share (Net asset value of $101.13 ÷ 94.50%)	$107.02

Class C:
Net asset value and offering price per share	$64.09

Class R:
Net asset value and offering price per share	$91.16

Class Y:
Net asset value and offering price per share	$117.95

Class R5:
Net asset value and offering price per share	$101.62

Class R6:
Net asset value and offering price per share	$120.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends	$9,081,439

Dividends from affiliated money market funds	467,523

Total investment income	9,548,962

Expenses:
Advisory fees	16,793,888

Administrative services fees	401,552

Custodian fees	13,911

Distribution fees:
Class A	3,325,126

Class C	695,784

Class R	248,573

Transfer agent fees - A, C, R and Y	4,437,037

Transfer agent fees - R5	4,010

Transfer agent fees - R6	24,005

Trustees’ and officers’ fees and benefits	46,011

Registration and filing fees	127,642

Reports to shareholders	218,000

Professional services fees	48,456

Other	27,518

Total expenses	26,411,513

Less: Fees waived and/or expense offset arrangement(s)	(85,645)

Net expenses	26,325,868

Net investment income (loss)	(16,776,906)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $ 463,682)	372,753,244

Change in net unrealized appreciation of investment securities	377,346,043

Net realized and unrealized gain	750,099,287

Net increase in net assets resulting from operations	$733,322,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020, period ended August 31, 2019, and the year ended September 30, 2018

	Year Ended August 31, 2020	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018

Operations:
Net investment income (loss)	$(16,776,906)	$(14,431,651)	$(16,913,356)

Net realized gain	372,753,244	146,099,558	388,319,330

Change in net unrealized appreciation (depreciation)	377,346,043	(24,323,044)	255,222,433

Net increase in net assets resulting from operations	733,322,381	107,344,863	626,628,407

Distributions to shareholders from distributable earnings:
Class A	(86,045,860)	(179,388,791)	(140,360,259)

Class B	-	-	(744,703)

Class C	(6,641,253)	(27,366,801)	(21,255,871)

Class R	(3,469,514)	(7,472,621)	(5,925,983)

Class Y	(48,063,048)	(87,711,278)	(55,450,431)

Class R5	(859,621)	-	-

Class R6	(12,807,773)	(27,886,666)	(16,852,427)

Total distributions from distributable earnings	(157,887,069)	(329,826,157)	(240,589,674)

Share transactions–net:
Class A	(54,010,974)	115,239,397	21,856,796

Class B	-	-	(7,076,245)

Class C	(13,122,878)	(55,069,706)	2,015,272

Class R	(8,387,487)	4,308,971	(1,304,448)

Class Y	215,035,001	142,156,860	159,246,749

Class R5	12,372,018	10,497	-

Class R6	3,702,674	28,790,000	65,963,804

Net increase in net assets resulting from share transactions	155,588,354	235,436,019	240,701,928

Net increase in net assets	731,023,666	12,954,725	626,740,661

Net assets:
Beginning of year	2,716,062,411	2,703,107,686	2,076,367,025

End of year	$3,447,086,077	$2,716,062,411	$2,703,107,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Discovery Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/20	$84.02	$(0.59)		$22.93	$22.34	$(5.23)	$101.13	28.07	%(e)	$1,656,602	1.05	%(e)(f)	1.05	%(e)(f)	(0.71	)%(e)(f)	76%
Eleven months ended 08/31/19	94.78	(0.50)		1.69	1.19	(11.95)	84.02	4.57		1,432,064	1.08	(g)	1.08	(g)	(0.70	)(g)	83
Year ended 09/30/18	81.76	(0.65)		23.33	22.68	(9.66)	94.78	30.77		1,442,859	1.07		1.07		(0.76)		91
Year ended 09/30/17	71.38	(0.53)		13.84	13.31	(2.93)	81.76	19.44	(h)	1,208,643	1.10		1.11		(0.72)		107
Year ended 09/30/16	71.30	(0.51)		5.23	4.72	(4.64)	71.38	6.81	(h)	1,202,463	1.11		1.11		(0.76)		89
Year ended 09/30/15	72.35	(0.49	)(i)	6.45	5.96	(7.01)	71.30	8.43		1,244,242	1.10		1.10		(0.66	)(i)	88
Class C
Year ended 08/31/20	55.50	(0.79)		14.61	13.82	(5.23)	64.09	27.08		74,315	1.82	(f)	1.82	(f)	(1.48	)(f)	76
Eleven months ended 08/31/19	67.90	(0.70)		0.25	(0.45)	(11.95)	55.50	3.84		78,075	1.84	(g)	1.84	(g)	(1.47	)(g)	83
Year ended 09/30/18	61.61	(0.94)		16.89	15.95	(9.66)	67.90	29.78		159,027	1.83		1.83		(1.52)		91
Year ended 09/30/17	54.91	(0.83)		10.46	9.63	(2.93)	61.61	18.52	(h)	139,622	1.86		1.86		(1.48)		107
Year ended 09/30/16	56.27	(0.79)		4.07	3.28	(4.64)	54.91	6.02	(h)	141,939	1.87		1.87		(1.52)		89
Year ended 09/30/15	58.89	(0.84	)(i)	5.23	4.39	(7.01)	56.27	7.62		156,114	1.86		1.86		(1.41	)(i)	88
Class R
Year ended 08/31/20	76.43	(0.74)		20.70	19.96	(5.23)	91.16	27.72		53,981	1.32	(f)	1.32	(f)	(0.98	)(f)	76
Eleven months ended 08/31/19	87.70	(0.62)		1.30	0.68	(11.95)	76.43	4.32		53,737	1.33	(g)	1.33	(g)	(0.96	)(g)	83
Year ended 09/30/18	76.52	(0.81)		21.65	20.84	(9.66)	87.70	30.43		54,734	1.33		1.33		(1.02)		91
Year ended 09/30/17	67.17	(0.68)		12.96	12.28	(2.93)	76.52	19.11	(h)	48,470	1.37		1.37		(0.98)		107
Year ended 09/30/16	67.52	(0.65)		4.94	4.29	(4.64)	67.17	6.56	(h)	51,465	1.37		1.37		(1.02)		89
Year ended 09/30/15	69.02	(0.65	)(i)	6.16	5.51	(7.01)	67.52	8.13		52,500	1.36		1.36		(0.91	)(i)	88
Class Y
Year ended 08/31/20	96.93	(0.46)		26.71	26.25	(5.23)	117.95	28.37		1,316,860	0.82	(f)	0.82	(f)	(0.48	)(f)	76
Eleven months ended 08/31/19	106.92	(0.38)		2.34	1.96	(11.95)	96.93	4.80		882,530	0.84	(g)	0.84	(g)	(0.47	)(g)	83
Year ended 09/30/18	90.84	(0.51)		26.25	25.74	(9.66)	106.92	31.07		791,784	0.84		0.84		(0.53)		91
Year ended 09/30/17	78.81	(0.39)		15.35	14.96	(2.93)	90.84	19.70	(h)	518,827	0.87		0.87		(0.48)		107
Year ended 09/30/16	78.08	(0.39)		5.76	5.37	(4.64)	78.81	7.08	(h)	433,404	0.87		0.87		(0.52)		89
Year ended 09/30/15	78.42	(0.35	)(i)	7.02	6.67	(7.01)	78.08	8.69		454,040	0.86		0.86		(0.42	)(i)	88
Class R5
Year ended 08/31/20	84.11	(0.27)		23.01	22.74	(5.23)	101.62	28.54		15,413	0.68	(f)	0.68	(f)	(0.34	)(f)	76
Period ended 08/31/19(j)	77.56	(0.08)		6.63	6.55	-	84.11	8.44		11	0.71	(g)	0.71	(g)	(0.34	)(g)	83
Class R6
Year ended 08/31/20	98.92	(0.30)		27.31	27.01	(5.23)	120.70	28.58		329,915	0.65	(f)	0.65	(f)	(0.31	)(f)	76
Eleven months ended 08/31/19	108.66	(0.25)		2.46	2.21	(11.95)	98.92	4.96		269,645	0.67	(g)	0.67	(g)	(0.30	)(g)	83
Year ended 09/30/18	92.03	(0.35)		26.64	26.29	(9.66)	108.66	31.29		254,704	0.67		0.67		(0.36)		91
Year ended 09/30/17	79.66	(0.25)		15.55	15.30	(2.93)	92.03	19.92	(h)	153,563	0.68		0.68		(0.30)		107
Year ended 09/30/16	78.73	(0.24)		5.81	5.57	(4.64)	79.66	7.28	(h)	91,907	0.68		0.68		(0.33)		89
Year ended 09/30/15	78.88	(0.19	)(i)	7.05	6.86	(7.01)	78.73	8.88		76,083	0.67		0.67		(0.23	)(i)	88

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eleven months ended August 31, 2019 and years ended September 30, 2018, 2017, 2016 and 2015, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for the year ended August 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $1,415,946, $69,578, $49,715, $959,111, $12,959 and $260,870 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
(i)	Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.
(j)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Discovery Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Discovery Fund, formerly Invesco Oppenheimer Discovery Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17	Invesco Discovery Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $3.5 billion	0.580%
Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.08%, 1.84%, 1.33%, 0.84%, 0.73% and 0.68%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

18	Invesco Discovery Fund

expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $53,590.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $76,397 in front-end sales commissions from the sale of Class A shares and $426 and $1,310 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the Fund engaged in securities sales of $2,107,368, which resulted in net realized gains (losses) of $(463,682).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $32,055.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

19	Invesco Discovery Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2020, Period Ended August 31, 2019 and the Year Ended September 30, 2018:

	Year Ended August 31, 2020	Eleven months Ended August 31, 2019	Year Ended September 30, 2018
Ordinary income*	$–	$24,397,901	$–
Long-term capital gain	157,887,069	305,428,256	240,589,674
Total distributions	$157,887,069	$329,826,157	$240,589,674

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$361,547,328

Net unrealized appreciation – investments	1,160,803,736

Temporary book/tax differences	(256,157)

Late-Year ordinary loss deferral	(23,634,202)

Shares of beneficial interest	1,948,625,372

Total net assets	$3,447,086,077

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $2,094,387,264 and $2,089,954,455, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,200,355,570

Aggregate unrealized (depreciation) of investments	(39,551,834)

Net unrealized appreciation of investments	$1,160,803,736

Cost of investments for tax purposes is $2,331,006,644.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2020, undistributed net investment income (loss) was increased by $4,736,463, undistributed net realized gain was decreased by $12,139 and shares of beneficial interest was decreased by $4,724,324. This reclassification had no effect on the net assets of the Fund.

20	Invesco Discovery Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Eleven months ended August 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,156,066	$96,841,619	1,476,972	$117,130,009	849,742	$72,180,230

Class B(b)	-	-	-	-	344	20,579

Class C	155,930	8,276,894	210,389	10,535,363	186,599	11,533,313

Class R	93,387	7,063,270	134,747	9,594,804	91,822	7,216,024

Class Y	5,517,525	543,575,040	4,076,290	361,589,572	3,300,856	319,180,547

Class R5(c)	186,090	15,172,671	135	10,497	-	-

Class R6	842,005	85,237,915	597,631	53,150,583	897,349	89,781,306

Issued as reinvestment of dividends:
Class A	1,020,906	83,453,886	2,643,860	175,869,552	1,819,991	137,409,312

Class B(b)	-	-	-	-	14,290	743,792

Class C	125,765	6,549,888	611,268	27,005,837	384,584	20,929,050

Class R	46,861	3,459,278	120,611	7,312,628	82,351	5,765,394

Class Y	485,374	46,193,043	1,124,201	86,125,039	640,584	54,456,069

Class R5(c)	10,485	858,946	-	-	-	-

Class R6	125,718	12,231,140	357,109	27,886,666	195,322	16,852,427

Automatic conversion of Class C shares to Class A shares:
Class A	97,760	8,348,142	-	-	-	-

Class C	(151,798)	(8,348,142)	-	-	-	-

Reacquired:
Class A	(2,937,700)	(242,654,621)	(2,301,009)	(177,760,164)	(2,229,176)	(187,732,746)

Class B(b)	-	-	-	-	(136,690)	(7,840,616)

Class C	(377,214)	(19,601,518)	(1,757,108)	(92,610,906)	(495,236)	(30,447,091)

Class R	(251,162)	(18,910,035)	(176,401)	(12,598,461)	(183,467)	(14,285,866)

Class Y	(3,942,230)	(374,733,082)	(3,501,865)	(305,557,751)	(2,246,955)	(214,389,867)

Class R5(c)	(45,044)	(3,659,599)	-	-	-	-

Class R6	(960,330)	(93,766,381)	(572,925)	(52,247,249)	(417,164)	(40,669,929)

Net increase in share activity	1,198,394	$155,588,354	3,043,905	$235,436,019	2,755,146	$240,701,928

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(c)	Commencement date after the close of business on May 24, 2019.

21	Invesco Discovery Fund

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22	Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights

For the year ended August 31, 2020 and the period October 1, 2018 through August 31, 2019.	For the year ended August 31, 2020 and the period October 1, 2018 through August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6. For the year ended August 31, 2020 and the period May 24, 2019 (inception of offering) through August 31, 2019 for Class R5.

The financial statements of Invesco Discovery Fund (formerly Oppenheimer Discovery Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,271.90	$5.83	$1,020.01	$5.18	1.02%
Class C	1,000.00	1,267.10	10.20	1,016.14	9.07	1.79
Class R	1,000.00	1,270.10	7.36	1,018.65	6.55	1.29
Class Y	1,000.00	1,273.40	4.51	1,021.17	4.01	0.79
Class R5	1,000.00	1,274.50	3.66	1,021.92	3.25	0.64
Class R6	1,000.00	1,274.50	3.66	1,021.92	3.25	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24	Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (formerly, Invesco Oppenheimer Discovery Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

25	Invesco Discovery Fund

regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$157,887,069
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	198	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Discovery Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                         Invesco Distributors, Inc.                                                                   O-DIS-AR-1

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Equal Weight Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	8.08%
Class C Shares*	7.27
Class R Shares*	7.80
Class Y Shares*	8.35
Class R6 Shares*	8.47
S&P 500 Index▼ (Broad Market Index)	21.94
S&P 500 Equal Weight Index▼ (Style-Specific Index)	8.44
Lipper Multi-Cap Core Funds Index∎ (Peer Group Index)	19.73

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

*  Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, the total returns for Class A, Class C, Class R, Class Y and Class R6 shares were estimated at 6.49%, 5.61%, 6.21%, 6.78%, and 6.90%, respectively.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the Fed cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

The Fund generally invests in each common stocks represented in the S&P 500 Equal Weight Index, which is an equally weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

During the fiscal year, on an absolute basis, holdings in the information technology (IT), health care, industrials, consumer discretionary, materials, communication services and consumer staples sectors generated positive Fund performance. Energy, real estate, utilities and financials generated negative Fund performance.

The top contributor to Fund results during the fiscal year was 3D graphics processor producer NVIDIA. The company delivered strong performance during the fiscal year as it benefited from increased demand during the shut-down. Advance Micro Devices and Apple were the second and third top contributors to Fund performance. Both have benefited from the technology needed for the remote working and learning environment.

Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco Equally-Weighted S&P 500 Index Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio managers:

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                         Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/10

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*Includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                         Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.29%
10 Years	12.18
5 Years	8.34
1 Year	2.13

Class C Shares
Inception (7/28/97)	8.21%
10 Years	11.99
5 Years	8.78
1 Year	6.27

Class R Shares
Inception (3/31/08)	9.29%
10 Years	12.53
5 Years	9.30
1 Year	7.80

Class Y Shares
Inception (7/28/97)	8.82%
10 Years	13.10
5 Years	9.85
1 Year	8.35

Class R6 Shares
10 Years	13.14%
5 Years	9.98
1 Year	8.47

Returns above include the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, average annual total returns for 1 Year, 5 Years, 10 Years and Inception (if applicable) were estimated at 6.49%, 9.25%, 12.65% and 8.48% for Class A shares; 5.61%, 8.44%, 11.82% and 8.14% for Class C shares; 6.21%, 8.97%, 12.37% and 9.16% for Class R shares; 6.78%, 9.53%, 12.93% and 8.75% for Class Y shares; and 6.90%, 9.66% and 13.06% for Class R6 shares, respectively.

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C and Class R and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                         Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index, which is considered representative of the US stock market.
∎	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1,

2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                         Invesco Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Industrials	15.14%
Information Technology	14.39
Health Care	12.59
Consumer Discretionary	12.48
Financials	12.40
Consumer Staples	6.61
Materials	5.72
Real Estate	5.58
Utilities	5.16
Communication Services	4.51
Energy	4.29
Money Market Funds Plus Other Assets Less Liabilities	1.13

Top 10 Equity Holdings*

% of total net assets
1. L Brands, Inc.	0.34%
2. Advanced Micro Devices, Inc.	0.31
3. FedEx Corp.	0.30
4. Gap, Inc. (The)	0.30
5. United Parcel Service, Inc., Class B	0.29
6. salesforce.com, inc.	0.28
7. Apple, Inc.	0.28
8. Varian Medical Systems, Inc.	0.27
9. NVIDIA Corp.	0.27
10. Freeport-McMoRan, Inc.	0.27

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

8                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.87%
Advertising–0.36%
Interpublic Group of Cos., Inc. (The)	631,901	$ 11,222,562
Omnicom Group, Inc.	198,424	10,732,754
		21,955,316

Aerospace & Defense–2.02%
Boeing Co. (The)	57,618	9,899,925
General Dynamics Corp.	73,185	10,930,180
Howmet Aerospace, Inc.	779,947	13,664,671
Huntington Ingalls Industries, Inc.	59,900	9,076,048
L3Harris Technologies, Inc.	56,532	10,217,594
Lockheed Martin Corp.	28,593	11,158,704
Northrop Grumman Corp.	34,372	11,776,191
Raytheon Technologies Corp.	167,038	10,189,318
Teledyne Technologies, Inc.(b)	32,737	10,266,650
Textron, Inc.	319,744	12,607,506
TransDigm Group, Inc.	24,406	12,194,946
		121,981,733

Agricultural & Farm Machinery–0.25%
Deere & Co.	70,460	14,800,828

Agricultural Products–0.21%
Archer-Daniels-Midland Co.	276,927	12,395,253

Air Freight & Logistics–1.04%
C.H. Robinson Worldwide, Inc.	140,477	13,808,889
Expeditors International of Washington, Inc.	148,420	13,118,844
FedEx Corp.	82,273	18,086,896
United Parcel Service, Inc., Class B	107,600	17,605,512
		62,620,141

Airlines–0.86%
Alaska Air Group, Inc.	283,838	11,055,490
American Airlines Group, Inc.(c)	652,286	8,512,333
Delta Air Lines, Inc.	358,832	11,069,967
Southwest Airlines Co.	304,412	11,439,803
United Airlines Holdings, Inc.(b)	275,321	9,911,556
		51,989,149

Alternative Carriers–0.19%
CenturyLink, Inc.	1,083,259	11,645,034

Apparel Retail–1.01%
Gap, Inc. (The)	1,035,983	18,015,744
L Brands, Inc.	697,716	20,512,850
Ross Stores, Inc.	118,071	10,753,907
TJX Cos., Inc. (The)	208,144	11,404,210
		60,686,711

Apparel, Accessories & Luxury Goods–1.17%
Hanesbrands, Inc.	931,677	14,245,341
PVH Corp.	220,102	12,272,887
Ralph Lauren Corp.	146,038	10,051,796
Tapestry, Inc.	754,092	11,107,775
Under Armour, Inc., Class A(b)	584,731	5,736,211
Under Armour, Inc., Class C(b)	604,536	5,350,144

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
VF Corp.	178,273	$ 11,721,450
		70,485,604

Application Software–2.15%
Adobe, Inc.(b)	26,859	13,789,142
ANSYS, Inc.(b)	40,400	13,696,004
Autodesk, Inc.(b)	48,973	12,032,666
Cadence Design Systems, Inc.(b)	122,058	13,537,453
Citrix Systems, Inc.	77,584	11,265,197
Intuit, Inc.	38,903	13,436,707
Paycom Software, Inc.(b)	36,060	10,798,528
salesforce.com, inc.(b)	62,356	17,001,363
Synopsys, Inc.(b)	60,798	13,454,597
Tyler Technologies, Inc.(b)	31,861	11,001,922
		130,013,579

Asset Management & Custody Banks–1.51%
Ameriprise Financial, Inc.	74,463	11,675,798
Bank of New York Mellon Corp. (The)	284,060	10,504,539
BlackRock, Inc.	20,718	12,310,429
Franklin Resources, Inc.	501,113	10,553,440
Invesco Ltd.(d)	1,056,021	10,771,414
Northern Trust Corp.	130,598	10,694,670
State Street Corp.	172,992	11,779,025
T. Rowe Price Group, Inc.	90,294	12,569,828
		90,859,143

Auto Parts & Equipment–0.42%
Aptiv PLC	144,320	12,428,838
BorgWarner, Inc.	325,462	13,210,503
		25,639,341

Automobile Manufacturers–0.38%
Ford Motor Co.	1,690,287	11,527,758
General Motors Co.	390,532	11,571,463
		23,099,221

Automotive Retail–0.82%
Advance Auto Parts, Inc.	80,448	12,574,827
AutoZone, Inc.(b)	9,921	11,868,591
CarMax, Inc.(b)	121,352	12,976,169
O’Reilly Automotive, Inc.(b)	26,609	12,389,949
		49,809,536

Biotechnology–1.51%
AbbVie, Inc.	118,097	11,310,150
Alexion Pharmaceuticals, Inc.(b)	99,902	11,410,806
Amgen, Inc.	50,111	12,694,119
Biogen, Inc.(b)	39,099	11,246,436
Gilead Sciences, Inc.	149,170	9,957,097
Incyte Corp.(b)	118,597	11,426,821
Regeneron Pharmaceuticals, Inc.(b)	18,557	11,504,041
Vertex Pharmaceuticals, Inc.(b)	40,658	11,348,461
		90,897,931

Brewers–0.18%
Molson Coors Beverage Co., Class B	286,972	10,801,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Broadcasting–0.58%
Discovery, Inc., Class A(b)(c)	171,004	$ 3,773,203
Discovery, Inc., Class C(b)	362,701	7,243,139
Fox Corp., Class A	265,733	7,403,321
Fox Corp., Class B	121,705	3,383,399
ViacomCBS, Inc., Class B	476,823	13,279,521
		35,082,583

Building Products–1.56%
A.O. Smith Corp.	232,572	11,389,051
Allegion PLC	106,623	11,023,752
Carrier Global Corp.	506,930	15,131,860
Fortune Brands Home & Security, Inc.	186,973	15,720,690
Johnson Controls International PLC	316,959	12,909,740
Masco Corp.	238,463	13,902,393
Trane Technologies PLC	120,802	14,301,749
		94,379,235

Cable & Satellite–0.61%
Charter Communications, Inc., Class A(b)	20,895	12,863,171
Comcast Corp., Class A	276,717	12,399,689
DISH Network Corp., Class A(b)(e)	333,922	11,860,909
		37,123,769

Casinos & Gaming–0.57%
Las Vegas Sands Corp.	218,954	11,103,157
MGM Resorts International	569,601	12,816,023
Wynn Resorts Ltd.	118,296	10,344,985
		34,264,165

Commodity Chemicals–0.38%
Dow, Inc.	264,838	11,949,491
LyondellBasell Industries N.V., Class A	163,928	10,734,005
		22,683,496

Communications Equipment–0.91%
Arista Networks, Inc.(b)	49,013	10,951,955
Cisco Systems, Inc.	242,273	10,228,766
F5 Networks, Inc.(b)	77,816	10,297,391
Juniper Networks, Inc.	457,064	11,426,600
Motorola Solutions, Inc.	77,662	12,018,195
		54,922,907

Computer & Electronics Retail–0.26%
Best Buy Co., Inc.	140,422	15,574,204

Construction & Engineering–0.45%
Jacobs Engineering Group, Inc.	135,659	12,245,938
Quanta Services, Inc.	294,717	15,104,246
		27,350,184

Construction Machinery & Heavy Trucks–0.84%
Caterpillar, Inc.	88,666	12,618,059
Cummins, Inc.	65,353	13,544,409
PACCAR, Inc.	149,231	12,809,989
Wabtec Corp.	179,328	11,934,278
		50,906,735

Construction Materials–0.38%
Martin Marietta Materials, Inc.	55,413	11,241,635
Vulcan Materials Co.	97,415	11,689,800
		22,931,435

	Shares	Value
Consumer Electronics–0.20%
Garmin Ltd.	119,115	$ 12,341,505

Consumer Finance–0.73%
American Express Co.	107,389	10,909,649
Capital One Financial Corp.	154,598	10,671,900
Discover Financial Services	206,062	10,937,771
Synchrony Financial	459,371	11,396,994
		43,916,314

Copper–0.27%
Freeport-McMoRan, Inc.	1,040,921	16,248,777

Data Processing & Outsourced Services–2.31%
Automatic Data Processing, Inc.	74,275	10,330,910
Broadridge Financial Solutions, Inc.	89,774	12,334,947
Fidelity National Information Services, Inc.	79,655	12,015,957
Fiserv, Inc.(b)	108,823	10,836,594
FleetCor Technologies, Inc.(b)	42,160	10,601,132
Global Payments, Inc.	61,145	10,799,430
Jack Henry & Associates, Inc.	63,392	10,486,305
Mastercard, Inc., Class A	36,667	13,133,753
Paychex, Inc.	148,038	11,320,466
PayPal Holdings, Inc.(b)	70,329	14,356,962
Visa, Inc., Class A	56,794	12,039,760
Western Union Co. (The)	484,870	11,438,083
		139,694,299

Department Stores–0.17%
Kohl’s Corp.	470,252	10,044,583

Distillers & Vintners–0.40%
Brown-Forman Corp., Class B	167,345	12,244,634
Constellation Brands, Inc., Class A	64,125	11,829,780
		24,074,414

Distributors–0.42%
Genuine Parts Co.	127,576	12,048,278
LKQ Corp.(b)	421,838	13,389,138
		25,437,416

Diversified Banks–0.88%
Bank of America Corp.	440,648	11,342,279
Citigroup, Inc.	208,981	10,683,109
JPMorgan Chase & Co.	109,335	10,954,274
U.S. Bancorp	291,102	10,596,113
Wells Fargo & Co.	390,392	9,427,967
		53,003,742

Diversified Chemicals–0.19%
Eastman Chemical Co.	156,818	11,464,964

Diversified Support Services–0.45%
Cintas Corp.	41,018	13,668,838
Copart, Inc.(b)	128,402	13,266,495
		26,935,333

Drug Retail–0.17%
Walgreens Boots Alliance, Inc.	263,750	10,027,775

Electric Utilities–2.66%
Alliant Energy Corp.	224,907	12,178,714
American Electric Power Co., Inc.	133,488	10,522,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Electric Utilities–(continued)
Duke Energy Corp.	125,885	$ 10,113,601
Edison International	189,669	9,953,829
Entergy Corp.	113,247	11,227,308
Evergy, Inc.	181,745	9,672,469
Eversource Energy	129,514	11,100,645
Exelon Corp.	288,031	10,631,224
FirstEnergy Corp.	270,078	7,721,530
NextEra Energy, Inc.	44,223	12,345,735
NRG Energy, Inc.	324,206	11,155,928
Pinnacle West Capital Corp.	144,435	10,594,307
PPL Corp.	411,271	11,363,418
Southern Co. (The)	194,396	10,143,583
Xcel Energy, Inc.	171,551	11,918,506
		160,643,656

Electrical Components & Equipment–0.83%
AMETEK, Inc.	124,564	12,543,595
Eaton Corp. PLC	126,953	12,961,901
Emerson Electric Co.	177,983	12,364,479
Rockwell Automation, Inc.	52,448	12,090,838
		49,960,813

Electronic Components–0.43%
Amphenol Corp., Class A	114,928	12,619,095
Corning, Inc.	405,468	13,161,491
		25,780,586

Electronic Equipment & Instruments–0.55%
FLIR Systems, Inc.	264,646	9,765,438
Keysight Technologies, Inc.(b)	114,135	11,244,580
Zebra Technologies Corp., Class A(b)	42,268	12,111,050
		33,121,068

Electronic Manufacturing Services–0.41%
IPG Photonics Corp.(b)	69,932	11,310,102
TE Connectivity Ltd.	138,939	13,421,508
		24,731,610

Environmental & Facilities Services–0.64%
Republic Services, Inc.	133,602	12,387,578
Rollins, Inc.	263,686	14,539,646
Waste Management, Inc.	105,104	11,981,856
		38,909,080

Fertilizers & Agricultural Chemicals–0.84%
CF Industries Holdings, Inc.	371,403	12,118,880
Corteva, Inc.	396,487	11,319,704
FMC Corp.	112,177	11,987,234
Mosaic Co. (The)	822,233	14,989,308
		50,415,126

Financial Exchanges & Data–1.56%
Cboe Global Markets, Inc.	109,302	10,032,831
CME Group, Inc., Class A	62,495	10,990,996
Intercontinental Exchange, Inc.	117,084	12,437,833
MarketAxess Holdings, Inc.	22,157	10,766,972
Moody’s Corp.	40,898	12,050,187
MSCI, Inc.	34,021	12,699,019
Nasdaq, Inc.	94,826	12,746,511
S&P Global, Inc.	34,455	12,625,001
		94,349,350

	Shares	Value
Food Distributors–0.20%
Sysco Corp.	201,239	$ 12,102,513

Food Retail–0.20%
Kroger Co. (The)	338,477	12,076,859

Footwear–0.21%
NIKE, Inc., Class B	113,235	12,669,864

Gas Utilities–0.18%
Atmos Energy Corp.	108,725	10,852,930

General Merchandise Stores–0.63%
Dollar General Corp.	59,343	11,980,165
Dollar Tree, Inc.(b)	124,407	11,976,662
Target Corp.	93,407	14,124,072
		38,080,899

Gold–0.22%
Newmont Corp.	196,921	13,248,845

Health Care Distributors–0.76%
AmerisourceBergen Corp.	115,097	11,167,862
Cardinal Health, Inc.	206,452	10,479,504
Henry Schein, Inc.(b)	192,817	12,810,761
McKesson Corp.	73,654	11,301,470
		45,759,597

Health Care Equipment–3.86%
Abbott Laboratories	122,661	13,427,700
ABIOMED, Inc.(b)	45,180	13,898,272
Baxter International, Inc.	130,038	11,322,409
Becton, Dickinson and Co.	47,294	11,481,564
Boston Scientific Corp.(b)	308,890	12,670,668
Danaher Corp.	64,848	13,389,167
DexCom, Inc.(b)	29,493	12,546,617
Edwards Lifesciences Corp.(b)	160,625	13,788,050
Hologic, Inc.(b)	217,732	13,002,955
IDEXX Laboratories, Inc.(b)	36,057	14,100,450
Intuitive Surgical, Inc.(b)	19,554	14,290,845
Medtronic PLC	117,147	12,589,788
ResMed, Inc.	67,952	12,284,363
STERIS PLC	71,922	11,481,628
Stryker Corp.	58,145	11,522,013
Teleflex, Inc.	30,998	12,180,664
Varian Medical Systems, Inc.(b)	94,711	16,448,459
Zimmer Biomet Holdings, Inc.	87,222	12,287,835
		232,713,447

Health Care Facilities–0.45%
HCA Healthcare, Inc.	108,595	14,738,513
Universal Health Services, Inc., Class B	114,242	12,606,605
		27,345,118

Health Care REITs–0.56%
Healthpeak Properties, Inc.	397,352	10,982,809
Ventas, Inc.	277,068	11,417,972
Welltower, Inc.	197,669	11,369,921
		33,770,702

Health Care Services–0.92%
Cigna Corp.	57,464	10,192,390
CVS Health Corp.	170,215	10,573,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Services–(continued)
DaVita, Inc.(b)	139,543	$ 12,106,751
Laboratory Corp. of America Holdings(b)	65,099	11,441,149
Quest Diagnostics, Inc.	98,727	10,982,391
		55,296,437

Health Care Supplies–0.85%
Align Technology, Inc.(b)	43,434	12,899,029
Cooper Cos., Inc. (The)	37,861	11,902,741
DENTSPLY SIRONA, Inc.	251,712	11,294,318
West Pharmaceutical Services, Inc.	54,398	15,446,856
		51,542,944

Health Care Technology–0.20%
Cerner Corp.	163,071	11,964,519

Home Furnishings–0.40%
Leggett & Platt, Inc.	332,702	13,640,782
Mohawk Industries, Inc.(b)	111,718	10,314,923
		23,955,705

Home Improvement Retail–0.45%
Home Depot, Inc. (The)	45,037	12,837,346
Lowe’s Cos., Inc.	86,626	14,266,436
		27,103,782

Homebuilding–0.94%
D.R. Horton, Inc.	202,208	14,431,585
Lennar Corp., Class A	184,291	13,788,653
NVR, Inc.(b)	3,438	14,330,753
PulteGroup, Inc.	322,197	14,366,764
		56,917,755

Hotel & Resort REITs–0.16%
Host Hotels & Resorts, Inc.	863,866	9,701,215

Hotels, Resorts & Cruise Lines–0.92%
Carnival Corp.	546,509	9,006,469
Hilton Worldwide Holdings, Inc.	140,984	12,739,314
Marriott International, Inc., Class A	118,354	12,179,810
Norwegian Cruise Line Holdings Ltd.(b)	532,647	9,113,590
Royal Caribbean Cruises Ltd.	178,477	12,286,357
		55,325,540

Household Appliances–0.26%
Whirlpool Corp.	89,428	15,893,144

Household Products–1.06%
Church & Dwight Co., Inc.	149,415	14,318,439
Clorox Co. (The)	53,233	11,897,575
Colgate-Palmolive Co.	150,010	11,889,793
Kimberly-Clark Corp.	80,324	12,671,914
Procter & Gamble Co. (The)	94,441	13,064,024
		63,841,745

Housewares & Specialties–0.19%
Newell Brands, Inc.	713,677	11,404,558

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	212,893	11,325,908

Hypermarkets & Super Centers–0.42%
Costco Wholesale Corp.	36,555	12,708,711

	Shares	Value
Hypermarkets & Super Centers–(continued)
Walmart, Inc.	92,740	$ 12,876,949
		25,585,660

Independent Power Producers & Energy Traders–0.25%
AES Corp. (The)	861,820	15,297,305

Industrial Conglomerates–0.75%
3M Co.	70,505	11,493,725
General Electric Co.	1,506,105	9,548,706
Honeywell International, Inc.	75,561	12,509,123
Roper Technologies, Inc.	28,011	11,966,019
		45,517,573

Industrial Gases–0.45%
Air Products and Chemicals, Inc.	46,456	13,577,231
Linde PLC (United Kingdom)	54,072	13,503,941
		27,081,172

Industrial Machinery–2.51%
Dover Corp.	113,024	12,414,556
Flowserve Corp.	389,974	11,574,428
Fortive Corp.	171,551	12,370,543
IDEX Corp.	71,559	12,897,079
Illinois Tool Works, Inc.	66,201	13,078,007
Ingersoll Rand, Inc.(b)	349,752	12,262,305
Otis Worldwide Corp.	194,848	12,255,939
Parker-Hannifin Corp.	60,608	12,485,854
Pentair PLC	291,181	13,143,910
Snap-on, Inc.	80,877	11,991,633
Stanley Black & Decker, Inc.	83,296	13,435,645
Xylem, Inc.	170,188	13,645,674
		151,555,573

Industrial REITs–0.39%
Duke Realty Corp.	308,890	11,907,710
Prologis, Inc.	115,597	11,774,710
		23,682,420

Insurance Brokers–0.80%
Aon PLC, Class A	60,011	12,001,600
Arthur J. Gallagher & Co.	114,554	12,062,536
Marsh & McLennan Cos., Inc.	104,650	12,025,332
Willis Towers Watson PLC	58,463	12,015,900
		48,105,368

Integrated Oil & Gas–0.44%
Chevron Corp.	118,186	9,919,351
Exxon Mobil Corp.	231,487	9,245,591
Occidental Petroleum Corp.	590,230	7,519,530
		26,684,472

Integrated Telecommunication Services–0.37%
AT&T, Inc.	358,009	10,672,248
Verizon Communications, Inc.	193,159	11,448,534
		22,120,782

Interactive Home Entertainment–0.65%
Activision Blizzard, Inc.	152,334	12,722,936
Electronic Arts, Inc.(b)	89,524	12,485,912
Take-Two Interactive Software, Inc.(b)	81,487	13,949,760
		39,158,608

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Interactive Media & Services–0.66%
Alphabet, Inc., Class A(b)	3,867	$ 6,301,393
Alphabet, Inc., Class C(b)	3,858	6,304,666
Facebook, Inc., Class A(b)	47,769	14,005,871
Twitter, Inc.(b)	326,923	13,266,535
		39,878,465

Internet & Direct Marketing Retail–0.88%
Amazon.com, Inc.(b)	4,290	14,804,618
Booking Holdings, Inc.(b)	6,723	12,843,955
eBay, Inc.	229,108	12,550,536
Expedia Group, Inc.	132,323	12,987,503
		53,186,612

Internet Services & Infrastructure–0.40%
Akamai Technologies, Inc.(b)	108,823	12,670,262
VeriSign, Inc.(b)	53,481	11,487,719
		24,157,981

Investment Banking & Brokerage–0.96%
Charles Schwab Corp. (The)	298,666	10,611,603
E*TRADE Financial Corp.	229,011	12,389,495
Goldman Sachs Group, Inc. (The)	54,114	11,086,335
Morgan Stanley	235,939	12,330,172
Raymond James Financial, Inc.	152,504	11,547,603
		57,965,208

IT Consulting & Other Services–1.20%
Accenture PLC, Class A	54,165	12,995,809
Cognizant Technology Solutions Corp., Class A	199,256	13,322,256
DXC Technology Co.	671,128	13,409,137
Gartner, Inc.(b)	91,967	11,939,156
International Business Machines Corp.	89,568	11,044,630
Leidos Holdings, Inc.	110,396	9,989,734
		72,700,722

Leisure Products–0.19%
Hasbro, Inc.	146,962	11,601,180

Life & Health Insurance–1.29%
Aflac, Inc.	298,015	10,823,905
Globe Life, Inc.	143,864	11,865,903
Lincoln National Corp.	268,418	9,676,469
MetLife, Inc.	291,569	11,213,744
Principal Financial Group, Inc.	260,728	10,979,256
Prudential Financial, Inc.	172,883	11,716,281
Unum Group	639,301	11,814,282
		78,089,840

Life Sciences Tools & Services–1.71%
Agilent Technologies, Inc.	126,806	12,733,859
Bio-Rad Laboratories, Inc., Class A(b)	24,326	12,371,960
Illumina, Inc.(b)	31,963	11,417,823
IQVIA Holdings, Inc.(b)	78,658	12,880,248
Mettler-Toledo International, Inc.(b)	14,284	13,866,622
PerkinElmer, Inc.	112,407	13,232,552
Thermo Fisher Scientific, Inc.	32,137	13,786,130
Waters Corp.(b)	58,844	12,725,603
		103,014,797

	Shares	Value
Managed Health Care–0.77%
Anthem, Inc.	41,090	$ 11,567,657
Centene Corp.(b)	176,288	10,809,980
Humana, Inc.	28,831	11,969,766
UnitedHealth Group, Inc.	38,292	11,968,165
		46,315,568

Metal & Glass Containers–0.21%
Ball Corp.	159,802	12,843,287

Movies & Entertainment–0.64%
Live Nation Entertainment, Inc.(b)	222,298	12,626,526
Netflix, Inc.(b)	26,117	13,830,519
Walt Disney Co. (The)	94,547	12,467,913
		38,924,958

Multi-line Insurance–0.55%
American International Group, Inc.	330,486	9,630,362
Assurant, Inc.	102,020	12,401,551
Hartford Financial Services Group, Inc. (The)	272,777	11,033,830
		33,065,743

Multi-Sector Holdings–0.22%
Berkshire Hathaway, Inc., Class B(b)	60,257	13,138,436

Multi-Utilities–1.87%
Ameren Corp.	152,185	12,039,355
CenterPoint Energy, Inc.	606,625	12,174,964
CMS Energy Corp.	187,294	11,329,414
Consolidated Edison, Inc.	144,857	10,334,098
Dominion Energy, Inc.	131,320	10,300,741
DTE Energy Co.	103,923	12,332,543
NiSource, Inc.	469,444	10,402,879
Public Service Enterprise Group, Inc.	219,659	11,474,986
Sempra Energy	88,023	10,884,044
WEC Energy Group, Inc.	120,909	11,375,119
		112,648,143

Office REITs–0.68%
Alexandria Real Estate Equities, Inc.	68,558	11,543,796
Boston Properties, Inc.	113,106	9,825,518
SL Green Realty Corp.	209,181	9,781,303
Vornado Realty Trust	271,826	9,739,526
		40,890,143

Oil & Gas Equipment & Services–0.92%
Baker Hughes Co., Class A(e)	685,023	9,782,129
Halliburton Co.	854,402	13,824,224
National Oilwell Varco, Inc.	855,071	10,260,852
Schlumberger Ltd.	574,698	10,925,009
TechnipFMC PLC (United Kingdom)	1,373,492	10,575,888
		55,368,102

Oil & Gas Exploration & Production–1.82%
Apache Corp.	792,975	11,736,030
Cabot Oil & Gas Corp.	544,058	10,320,780
Concho Resources, Inc.	188,263	9,785,911
ConocoPhillips	249,697	9,461,019
Devon Energy Corp.	853,067	9,272,838
Diamondback Energy, Inc.	232,523	9,059,096
EOG Resources, Inc.	207,709	9,417,526
Hess Corp.	220,102	10,133,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Marathon Oil Corp.	1,659,462	$ 8,761,960
Noble Energy, Inc.	1,065,293	10,599,665
Pioneer Natural Resources Co.	111,160	11,552,859
		110,101,180

Oil & Gas Refining & Marketing–0.60%
HollyFrontier Corp.	347,968	8,305,996
Marathon Petroleum Corp.	298,177	10,573,356
Phillips 66	141,331	8,263,624
Valero Energy Corp.	171,175	9,002,093
		36,145,069

Oil & Gas Storage & Transportation–0.51%
Kinder Morgan, Inc.	704,468	9,735,748
ONEOK, Inc.	320,307	8,802,036
Williams Cos., Inc. (The)	598,972	12,434,659
		30,972,443

Packaged Foods & Meats–2.41%
Campbell Soup Co.	231,979	12,204,415
Conagra Brands, Inc.	336,910	12,923,868
General Mills, Inc.	181,534	11,609,099
Hershey Co. (The)	84,573	12,570,931
Hormel Foods Corp.	233,967	11,927,638
JM Smucker Co. (The)	104,291	12,533,692
Kellogg Co.	171,714	12,176,240
Kraft Heinz Co. (The)	343,373	12,031,790
Lamb Weston Holdings, Inc.	168,066	10,562,948
McCormick & Co., Inc.	65,564	13,519,297
Mondelez International, Inc., Class A	215,243	12,574,496
Tyson Foods, Inc., Class A	175,550	11,024,540
		145,658,954

Paper Packaging–1.19%
Amcor PLC	1,113,074	12,310,598
Avery Dennison Corp.	96,204	11,100,980
International Paper Co.	312,693	11,341,375
Packaging Corp. of America	110,385	11,175,377
Sealed Air Corp.	357,072	14,032,930
Westrock Co.	387,070	11,739,833
		71,701,093

Personal Products–0.34%
Coty, Inc., Class A	2,242,146	8,026,883
Estee Lauder Cos., Inc. (The), Class A	57,055	12,650,234
		20,677,117

Pharmaceuticals–1.57%
Bristol-Myers Squibb Co.	194,396	12,091,431
Eli Lilly and Co.	76,071	11,288,176
Johnson & Johnson	76,815	11,784,189
Merck & Co., Inc.	143,109	12,202,905
Mylan N.V.(b)	685,023	11,220,677
Perrigo Co. PLC	212,066	11,091,052
Pfizer, Inc.	323,533	12,226,312
Zoetis, Inc.	81,444	13,039,184
		94,943,926

Property & Casualty Insurance–1.39%
Allstate Corp. (The)	114,099	10,611,207
Chubb Ltd.	86,874	10,859,250

	Shares	Value
Property & Casualty Insurance–(continued)
Cincinnati Financial Corp.	178,916	$ 14,207,719
Loews Corp.	330,686	11,858,400
Progressive Corp. (The)	142,549	13,547,857
Travelers Cos., Inc. (The)	96,349	11,180,338
W.R. Berkley Corp.	191,499	11,882,513
		84,147,284

Publishing–0.23%
News Corp., Class A	708,930	10,719,022
News Corp., Class B	222,179	3,348,237
		14,067,259

Railroads–0.85%
CSX Corp.	156,954	12,000,703
Kansas City Southern	74,144	13,497,174
Norfolk Southern Corp.	61,282	13,024,263
Union Pacific Corp.	65,707	12,644,655
		51,166,795

Real Estate Services–0.18%
CBRE Group, Inc., Class A(b)	229,541	10,795,313

Regional Banks–2.33%
Citizens Financial Group, Inc.	422,899	10,940,397
Comerica, Inc.	278,979	11,028,040
Fifth Third Bancorp	524,838	10,843,153
First Republic Bank	102,336	11,554,758
Huntington Bancshares, Inc.	1,104,629	10,394,559
KeyCorp	825,965	10,175,889
M&T Bank Corp.	100,213	10,347,994
People’s United Financial, Inc.	895,022	9,469,333
PNC Financial Services Group, Inc. (The)	98,585	10,962,652
Regions Financial Corp.	917,585	10,607,283
SVB Financial Group(b)	52,362	13,372,207
Truist Financial Corp.	276,647	10,736,670
Zions Bancorporation N.A.	313,052	10,067,752
		140,500,687

Reinsurance–0.19%
Everest Re Group Ltd.	50,799	11,179,844

Research & Consulting Services–0.78%
Equifax, Inc.	65,003	10,938,055
IHS Markit Ltd.	156,414	12,500,607
Nielsen Holdings PLC	722,173	11,034,803
Verisk Analytics, Inc.	67,125	12,530,224
		47,003,689

Residential REITs–1.00%
Apartment Investment & Management Co., Class A	276,927	9,977,680
AvalonBay Communities, Inc.	66,682	10,539,757
Equity Residential	171,768	9,696,303
Essex Property Trust, Inc.	43,732	9,468,415
Mid-America Apartment Communities, Inc.	91,697	10,739,553
UDR, Inc.	279,337	9,723,721
		60,145,429

Restaurants–1.24%
Chipotle Mexican Grill, Inc.(b)	11,008	14,423,562
Darden Restaurants, Inc.	143,788	12,462,106
Domino’s Pizza, Inc.	28,875	11,808,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Restaurants–(continued)
McDonald’s Corp.	57,722	$ 12,324,802
Starbucks Corp.	142,960	12,075,831
Yum! Brands, Inc.	119,624	11,465,960
		74,560,981

Retail REITs–0.81%
Federal Realty Investment Trust	120,694	9,563,793
Kimco Realty Corp.	793,551	9,514,676
Realty Income Corp.	180,692	11,208,325
Regency Centers Corp.	228,007	9,054,158
Simon Property Group, Inc.	143,712	9,750,859
		49,091,811

Semiconductor Equipment–0.61%
Applied Materials, Inc.	193,090	11,894,344
KLA Corp.	59,122	12,128,287
Lam Research Corp.	38,378	12,908,057
		36,930,688

Semiconductors–2.79%
Advanced Micro Devices, Inc.(b)	204,098	18,536,180
Analog Devices, Inc.	92,216	10,778,206
Broadcom, Inc.	36,366	12,624,457
Intel Corp.	184,043	9,376,991
Maxim Integrated Products, Inc.	191,063	13,076,352
Microchip Technology, Inc.	109,598	12,022,901
Micron Technology, Inc.(b)	224,261	10,206,118
NVIDIA Corp.	30,560	16,348,989
Qorvo, Inc.(b)	100,268	12,861,376
QUALCOMM, Inc.	128,100	15,256,710
Skyworks Solutions, Inc.	86,039	12,462,749
Texas Instruments, Inc.	88,079	12,520,430
Xilinx, Inc.	120,389	12,539,718
		168,611,177

Soft Drinks–0.61%
Coca-Cola Co. (The)	239,457	11,860,305
Monster Beverage Corp.(b)	159,872	13,406,866
PepsiCo, Inc.	84,645	11,855,379
		37,122,550

Specialized Consumer Services–0.15%
H&R Block, Inc.	611,038	8,860,051

Specialized REITs–1.80%
American Tower Corp.	42,309	10,541,287
Crown Castle International Corp.	66,431	10,844,861
Digital Realty Trust, Inc.	80,289	12,496,983
Equinix, Inc.	16,136	12,743,890
Extra Space Storage, Inc.	112,907	12,030,241
Iron Mountain, Inc.	392,497	11,810,235
Public Storage	55,577	11,804,555
SBA Communications Corp., Class A	36,718	11,238,278
Weyerhaeuser Co.	501,804	15,209,679
		108,720,009

Specialty Chemicals–1.40%
Albemarle Corp.	141,222	12,852,614
Celanese Corp.	123,353	12,477,156
DuPont de Nemours, Inc.	214,062	11,936,097
Ecolab, Inc.	53,510	10,545,751

	Shares	Value
Specialty Chemicals–(continued)
International Flavors & Fragrances, Inc.	86,080	$ 10,655,843
PPG Industries, Inc.	107,441	12,935,897
Sherwin-Williams Co. (The)	19,938	13,379,395
		84,782,753

Specialty Stores–0.60%
Tiffany & Co.	91,666	11,229,085
Tractor Supply Co.	92,185	13,719,894
Ulta Beauty, Inc.(b)	48,180	11,186,432
		36,135,411

Steel–0.20%
Nucor Corp.	265,030	12,048,264

Systems Software–1.04%
Fortinet, Inc.(b)	83,775	11,058,719
Microsoft Corp.	58,161	13,117,050
NortonLifeLock, Inc.	550,089	12,938,093
Oracle Corp.	210,553	12,047,843
ServiceNow, Inc.(b)	28,352	13,666,231
		62,827,936

Technology Distributors–0.18%
CDW Corp.	95,699	10,876,191

Technology Hardware, Storage & Peripherals–1.40%
Apple, Inc.	128,916	16,635,321
Hewlett Packard Enterprise Co.	1,075,789	10,402,880
HP, Inc.	670,716	13,112,498
NetApp, Inc.	257,166	12,187,097
Seagate Technology PLC	215,753	10,353,986
Western Digital Corp.	254,232	9,767,593
Xerox Holdings Corp.	640,050	12,071,343
		84,530,718

Tobacco–0.41%
Altria Group, Inc.	279,051	12,205,691
Philip Morris International, Inc.	155,060	12,372,237
		24,577,928

Trading Companies & Distributors–0.66%
Fastenal Co.	272,572	13,317,868
United Rentals, Inc.(b)	76,097	13,472,974
W.W. Grainger, Inc.	35,948	13,136,477
		39,927,319

Trucking–0.45%
J.B. Hunt Transport Services, Inc.	95,699	13,449,537
Old Dominion Freight Line, Inc.	69,161	13,982,971
		27,432,508

Water Utilities–0.20%
American Water Works Co., Inc.	85,782	12,124,428

Wireless Telecommunication Services–0.21%
T-Mobile US, Inc.(b)	106,727	12,452,906
Total Common Stocks & Other Equity Interests (Cost $3,514,103,773)		5,968,291,125

Money Market Funds–1.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(f)	23,859,282	23,859,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(d)(f)	17,011,069	$17,021,275
Invesco Treasury Portfolio, Institutional Class, 0.02%(d)(f)	27,267,751	27,267,751
Total Money Market Funds (Cost $68,148,308)		68,148,308
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $3,582,252,081)		6,036,439,433
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.14%
Invesco Private Government Fund, 0.03%(d)(f)(g)	6,203,085	6,203,085

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 0.14%(d)(f)(g)	2,067,281	$2,067,695
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,270,780)		8,270,780
TOTAL INVESTMENTS IN SECURITIES–100.14% (Cost $3,590,522,861)		6,044,710,213
OTHER ASSETS LESS LIABILITIES–(0.14)%		(8,588,335)
NET ASSETS–100.00%		$6,036,121,878

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Ltd.	$11,199,799	$7,244,552	$(3,179,556)	$520,412	$(5,013,793)	$10,771,414	$887,440
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	14,125,767	520,253,480	(510,519,965)	-	-	23,859,282	163,695
Invesco Liquid Assets Portfolio, Institutional Class	10,089,834	371,609,627	(364,693,977)	-	15,791	17,021,275	153,761
Invesco Treasury Portfolio, Institutional Class	16,143,734	594,575,405	(583,451,388)	-	-	27,267,751	178,895
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	13,977,919	201,616,012	(215,593,932)	-	-	-	109,634	*
Invesco Liquid Assets Portfolio, Institutional Class	4,659,306	56,310,071	(60,961,666)	-	(7,711)	-	41,950	*
Invesco Private Government Fund	-	116,027,661	(109,824,576)	-	-	6,203,085	1,673	*
Invesco Private Prime Fund	-	20,759,982	(18,693,289)	-	1,002	2,067,695	920	*
Total	$70,196,359	$1,888,396,790	$(1,866,918,349)	$520,412	$(5,004,711)	$87,190,502	$1,537,968

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	452	September-2020	$79,075,140	$4,518,508	$4,518,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $ 3,498,648,414)*	$5,957,519,711
Investments in affiliates, at value (Cost $ 91,874,447)	87,190,502
Cash	805,347
Receivable for:
Fund shares sold	2,300,491
Dividends	10,623,815
Investment for trustee deferred compensation and retirement plans	200,915
Other assets	339,943
Total assets	6,058,980,724

Liabilities:
Other investments:
Variation margin payable - futures contracts	127,650
Payable for:
Fund shares reacquired	10,296,069
Collateral upon return of securities loaned	8,270,780
Accrued fees to affiliates	3,154,732
Accrued trustees’ and officers’ fees and benefits	24,024
Accrued other operating expenses	701,661
Trustee deferred compensation and retirement plans	283,930
Total liabilities	22,858,846
Net assets applicable to shares outstanding	$6,036,121,878

Net assets consist of:
Shares of beneficial interest	$3,443,301,971
Distributable earnings	2,592,819,907
$6,036,121,878

Net Assets:
Class A	$2,182,945,090

Class C	$879,153,576

Class R	$127,558,764

Class Y	$2,106,008,213

Class R6	$740,456,235

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,196,376

Class C	14,910,792

Class R	2,070,901

Class Y	33,569,809

Class R6	11,779,764

Class A:
Net asset value per share	$62.02

Maximum offering price per share (Net asset value of $62.02 ÷ 94.50%)	$65.63

Class C:
Net asset value and offering price per share	$58.96

Class R:
Net asset value and offering price per share	$61.60

Class Y:
Net asset value and offering price per share	$62.74

Class R6:
Net asset value and offering price per share	$62.86

*	At August 31, 2020, securities with an aggregate value of $ 8,033,812 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends	$147,595,984
Dividends from affiliates (includes securities lending income of $ 452,844)	1,836,635
Total investment income	149,432,619

Expenses:
Advisory fees	7,178,777
Administrative services fees	987,829
Custodian fees	90,168
Distribution fees:
Class A	5,371,932
Class C	9,913,367
Class R	651,045
Transfer agent fees – A, C, R and Y	7,666,423
Transfer agent fees – R6	54,060
Trustees’ and officers’ fees and benefits	99,416
Registration and filing fees	162,840
Licensing fees	1,336,399
Reports to shareholders	372,920
Professional services fees	82,420
Other	86,307
Total expenses	34,053,903
Less: Fees waived and/or expense offset arrangement(s)	(68,475)
Net expenses	33,985,428
Net investment income	115,447,191

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	184,478,207
Futures contracts	1,233,007
Net increase from payments by affiliates	11,006,121
196,717,335
Change in net unrealized appreciation (depreciation) of:
Investment securities	(15,664,434)
Futures contracts	3,847,912
Net increase from payments by affiliates	89,844,686
78,028,164
Net realized and unrealized gain	274,745,499
Net increase in net assets resulting from operations	$390,192,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019
Operations:

Net investment income	$115,447,191	$119,138,755

Net realized gain	185,711,214	258,740,482

Change in net unrealized appreciation (depreciation)	(11,816,522)	(420,258,229)

Net increase from payments by affiliates	100,850,807	-

Net increase (decrease) in net assets resulting from operations	390,192,690	(42,378,992)

Distributions to shareholders from distributable earnings:
Class A	(105,740,435)	(126,201,339)

Class C	(43,612,463)	(63,410,741)

Class R	(5,998,484)	(7,423,559)

Class Y	(139,949,695)	(183,732,668)

Class R6	(48,380,186)	(64,278,995)

Total distributions from distributable earnings	(343,681,263)	(445,047,302)

Share transactions–net:
Class A	(96,688,100)	71,350,980

Class C	(214,494,266)	(87,475,018)

Class R	(10,353,423)	5,784,706

Class Y	(751,260,035)	(330,937,131)

Class R6	(319,331,527)	81,917,743

Net increase (decrease) in net assets resulting from share transactions	(1,392,127,351)	(259,358,720)

Net increase (decrease) in net assets	(1,345,615,924)	(746,785,014)

Net assets:
Beginning of year	7,381,737,802	8,128,522,816

End of year	$6,036,121,878	$7,381,737,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$60.01	$0.99	$3.88	$4.87	$(1.03)	$(1.83)	$(2.86)	$62.02	8.08	%(d)	$2,182,945	0.53	%(e)	0.53	%(e)	1.67	%(e)	26%
Year ended 08/31/19	64.04	0.92	(1.38)	(0.46)	(0.82)	(2.75)	(3.57)	60.01	(0.09)		2,235,827	0.52		0.52		1.55		22
Year ended 08/31/18	56.49	0.75	8.45	9.20	(0.81)	(0.84)	(1.65)	64.04	16.52		2,293,892	0.53		0.53		1.23		20
Year ended 08/31/17	50.91	0.74	5.54	6.28	(0.54)	(0.16)	(0.70)	56.49	12.41		2,103,146	0.53		0.53		1.37		24
Year ended 08/31/16	46.87	0.75	4.57	5.32	(0.66)	(0.62)	(1.28)	50.91	11.69		1,957,456	0.54		0.54		1.58		29
Class C
Year ended 08/31/20	57.18	0.52	3.66	4.18	(0.57)	(1.83)	(2.40)	58.96	7.27	(d)	879,154	1.28	(e)	1.28	(e)	0.92	(e)	26
Year ended 08/31/19	61.18	0.46	(1.31)	(0.85)	(0.40)	(2.75)	(3.15)	57.18	(0.83)		1,083,024	1.27		1.27		0.80		22
Year ended 08/31/18	54.05	0.32	8.09	8.41	(0.44)	(0.84)	(1.28)	61.18	15.75	(f)	1,252,161	1.21	(f)	1.21	(f)	0.55	(f)	20
Year ended 08/31/17	48.82	0.32	5.30	5.62	(0.23)	(0.16)	(0.39)	54.05	11.56		1,126,361	1.28		1.28		0.62		24
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90	(f)	941,775	1.23	(f)	1.23	(f)	0.89	(f)	29
Class R
Year ended 08/31/20	59.63	0.83	3.84	4.67	(0.87)	(1.83)	(2.70)	61.60	7.80	(d)	127,559	0.78	(e)	0.78	(e)	1.42	(e)	26
Year ended 08/31/19	63.64	0.77	(1.36)	(0.59)	(0.67)	(2.75)	(3.42)	59.63	(0.33)		135,225	0.77		0.77		1.30		22
Year ended 08/31/18	56.15	0.59	8.42	9.01	(0.68)	(0.84)	(1.52)	63.64	16.25		137,036	0.78		0.78		0.98		20
Year ended 08/31/17	50.63	0.60	5.50	6.10	(0.42)	(0.16)	(0.58)	56.15	12.13		132,316	0.78		0.78		1.12		24
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38		111,116	0.79		0.79		1.33		29
Class Y
Year ended 08/31/20	60.67	1.15	3.93	5.08	(1.18)	(1.83)	(3.01)	62.74	8.35	(d)	2,106,008	0.28	(e)	0.28	(e)	1.92	(e)	26
Year ended 08/31/19	64.71	1.08	(1.40)	(0.32)	(0.97)	(2.75)	(3.72)	60.67	0.18		2,902,956	0.27		0.27		1.80		22
Year ended 08/31/18	57.06	0.91	8.53	9.44	(0.95)	(0.84)	(1.79)	64.71	16.80		3,444,820	0.28		0.28		1.48		20
Year ended 08/31/17	51.40	0.88	5.59	6.47	(0.65)	(0.16)	(0.81)	57.06	12.69		3,318,343	0.28		0.28		1.62		24
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97		2,116,654	0.29		0.29		1.83		29
Class R6
Year ended 08/31/20	60.78	1.22	3.94	5.16	(1.25)	(1.83)	(3.08)	62.86	8.47	(d)	740,456	0.16	(e)	0.16	(e)	2.04	(e)	26
Year ended 08/31/19	64.83	1.15	(1.40)	(0.25)	(1.05)	(2.75)	(3.80)	60.78	0.29		1,024,706	0.16		0.16		1.91		22
Year ended 08/31/18	57.15	0.98	8.56	9.54	(1.02)	(0.84)	(1.86)	64.83	16.96		1,000,614	0.16		0.16		1.60		20
Year ended 08/31/17	51.47	0.95	5.60	6.55	(0.71)	(0.16)	(0.87)	57.15	12.84		808,668	0.16		0.16		1.74		24
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08		681,025	0.16		0.16		1.96		29

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 6.49%, 5.61%, 6.21%, 6.78% and 6.90% for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $2,173,533, $994,831, $130,209, $2,537,752 and $942,452 for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% and 0.94% for the years ended August 31, 2018 and 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements

August 31, 2020

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

21                         Invesco Equally-Weighted S&P 500 Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk

22                         Invesco Equally-Weighted S&P 500 Fund

and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $ 2 billion	0.100%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $59,856.

The Adviser paid in to the Fund $100,850,807 for the economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. For the year ended August 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $498,458 in front-end sales commissions from the sale of Class A shares and $47,745 and $82,231 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

23                         Invesco Equally-Weighted S&P 500 Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,968,291,125	$-	$-	$5,968,291,125
Money Market Funds	68,148,308	8,270,780	-	76,419,088
Total Investments in Securities	6,036,439,433	8,270,780	-	6,044,710,213

Other Investments - Assets*
Futures Contracts	4,518,508	-	-	4,518,508
Total Investments	$6,040,957,941	$8,270,780	$-	$6,049,228,721

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$4,518,508

Derivatives not subject to master netting agreements	(4,518,508)

Total Derivative Assets subject to master netting agreements	$-

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$1,233,007
Change in Net Unrealized Appreciation:
Futures contracts	3,847,912
Total	$5,080,919

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$84,252,485

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,619.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019
Ordinary income*	$138,672,672	$160,036,754
Long-term capital gain	205,008,591	285,010,548
Total distributions	$343,681,263	$445,047,302

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$66,884,509

Undistributed long-term capital gain	154,588,193

Net unrealized appreciation – investments	2,371,582,424

Temporary book/tax differences	(235,219)

Shares of beneficial interest	3,443,301,971

Total net assets	$6,036,121,878

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $1,740,369,799 and $3,256,035,368, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,524,341,061

Aggregate unrealized (depreciation) of investments	(152,758,637)

Net unrealized appreciation of investments	$2,371,582,424

Cost of investments for tax purposes is $3,677,646,297.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution, on August 31, 2020, undistributed net investment income was decreased by $8,965,541 and undistributed net realized gain was increased by $8,965,541. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2020(a)		August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	5,414,815	$308,609,519	6,431,372	$379,100,243

Class C	2,057,761	112,854,649	3,089,072	172,589,506

Class R	801,489	45,166,492	725,805	42,459,696

Class Y	8,279,721	482,266,167	13,001,038	769,734,746

Class R6	3,276,696	173,418,697	4,453,071	270,465,358

25                         Invesco Equally-Weighted S&P 500 Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2020(a)		August 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,495,729	$93,303,553	2,146,740	$115,601,820

Class C	661,131	39,423,256	1,121,642	57,865,538

Class R	96,523	5,991,150	138,220	7,408,583

Class Y	1,807,801	113,873,411	2,749,406	149,430,198

Class R6	753,856	47,538,155	1,163,347	63,274,464

Automatic conversion of Class C shares to Class A shares:
Class A	1,534,613	91,899,019	1,518,737	85,282,138

Class C	(1,611,869)	(91,899,019)	(1,587,017)	(85,282,138)

Reacquired:
Class A	(10,503,261)	(590,500,191)	(8,662,062)	(508,633,221)

Class C	(5,135,932)	(274,873,152)	(4,151,241)	(232,647,924)

Class R	(1,094,994)	(61,511,065)	(749,556)	(44,083,573)

Class Y	(24,364,027)	(1,347,399,613)	(21,134,800)	(1,250,102,075)

Class R6	(9,111,198)	(540,288,379)	(4,190,828)	(251,822,079)

Net increase (decrease) in share activity	(25,641,146)	$(1,392,127,351)	(3,937,054)	$(259,358,720)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as audit

27                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,092.70	$2.79	$1,022.47	$2.69	0.53%
Class C	1,000.00	1,088.40	6.72	1,018.70	6.50	1.28
Class R	1,000.00	1,091.40	4.10	1,021.22	3.96	0.78
Class Y	1,000.00	1,094.20	1.47	1,023.73	1.42	0.28
Class R6	1,000.00	1,095.00	0.84	1,024.33	0.81	0.16

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated

Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

29                         Invesco Equally-Weighted S&P 500 Fund

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$205,008,591
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	99.82%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$4,691,551

31                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.

			N/A	N/A
		(formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                         Invesco Equally-Weighted S&P 500 Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Equity and Income Fund
Nasdaq:
A: ACEIX ∎ C: ACERX ∎ R: ACESX ∎ Y: ACETX ∎ R5: ACEKX ∎ R6: IEIFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

    The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Equity and Income Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to     strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of     changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the     investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.53%
Class C Shares	2.87
Class R Shares	3.35
Class Y Shares	3.91
Class R5 Shares	3.98
Class R6 Shares	3.97
Russell 1000 Value Index▼ (Broad Market Index)	0.84
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	7.26
Lipper Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	14.62
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the Fed cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

    Eight out of eleven sectors within the Russell 1000 Value Index had positive returns for the fiscal year. The health care sector had the highest returns for the period, while the energy sector posted a double-digit loss.

    Stock selection in and overweight exposure to the information technology (IT) sector was a strong contributor to the Fund’s relative performance compared to the Russell 1000 Value Index. Within the sector, Apple and Qualcomm were the largest contributors, both benefitting from a strong rally in the sector beginning in the second quarter of 2020. Apple shares moved significantly higher as the company reopened its factory in China and demand largely recovered from March lows. Positive news about Qualcomm’s next-generation connectivity chips and positive coverage from analysts also drove the stock’s performance.

    The Fund’s underweight exposure to the real estate sector also helped the Fund’s relative performance versus the Russell 1000 Value Index as the sector underperformed, posting a double-digit decline for the fiscal year.

    Security selection in the communication services sector was another contributor to the Fund’s relative performance during the fiscal year. Charter Communications reported strong revenues during the fiscal year as the company focused on adding broadband subscribers to drive future growth.

    The Fund holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes outperformed the Russell 1000 Value Index during the fiscal year and benefitted the Fund’s performance relative to the index.

    Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative underperformance compared to the Russell 1000 Value Index for the fiscal year. Within the sector, Carnival and Capri Holdings were significant detractors driven in large part by the pandemic-related sell-off in February and March of 2020. Shares of Carnival declined sharply following news of Covid-19 infections on cruise ships. The industry was also hit by the suspension of cruise travel that resulted from the virus outbreak. As a result, the team eliminated the Fund’s position in the stock as they believed cruise demand would be slower to recover than other areas within the sector. Capri Holdings includes the Michael Kors, Versace, and Jimmy Choo brands. The stock declined significantly in the market correction, as consumers sheltered-in-place and stores closed amid the Covid-19 pandemic.

    Stock selection in and overweight exposure to the energy sector also detracted from the Fund’s relative performance versus the Russell 1000 Value Index. Energy stocks were negatively impacted by the severe decline in oil prices due to the concurrent increase in oil supply resulting from the Saudi Arabia/ Russia conflict, and the sharp deceleration in demand due to COVID-19. Key detractors for the fiscal year included Technip FMC, Royal Dutch Shell and Marathon Oil. The team eliminated these positions during the fiscal year and reduced the Fund’s overall exposure to the sector during the fiscal year, as the extent of volume declines due to the pandemic is difficult to estimate.

    Security selection in and underweight exposure to the consumer staples sector also detracted from the Fund’s relative performance compared to the Russell 1000 Value Index. Restaurant supplier US Foods was a key detractor from Fund performance as demand declined sharply due to Covid-19-related restaurant closures. The Fund’s lack of exposure to Proctor & Gamble and Wal-Mart (not Fund holdings) also hurt performance. These companies held up relatively better than other

4	Invesco Equity and Income Fund

companies in the consumer staples sector, as they were beneficiaries of heightened consumer demand in response to pandemic-related shelter-in-place mandates.

    The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the fiscal year.

    During the fiscal year, the team reduced the Fund’s relative overweight exposures to the financials and energy sectors within the equity portion of the Fund, and increased exposures to the industrials, IT, materials and real estate sectors. At the end of the fiscal year, the Fund’s largest overweight equity exposures were to the IT, financials and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

    As always, we thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis

Portfolio managers:

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	9.77%
10 Years	7.96
5 Years	4.77
1 Year	-2.17

Class C Shares
Inception (7/6/93)	8.51%
10 Years	7.77
5 Years	5.20
1 Year	1.90

Class R Shares
Inception (10/1/02)	7.26%
10 Years	8.29
5 Years	5.71
1 Year	3.35

Class Y Shares
Inception (12/22/04)	6.54%
10 Years	8.84
5 Years	6.25
1 Year	3.91

Class R5 Shares
Inception (6/1/10)	8.69%
10 Years	8.93
5 Years	6.29
1 Year	3.98

Class R6 Shares
10 Years	8.92%
5 Years	6.39
1 Year	3.97

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities.

∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Equity and Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
Common Stocks & Other Equity Interests	65.21%
U.S. Dollar Denominated Bonds & Notes	25.01
U.S. Treasury Securities	5.70
Security Types Each Less Than 1% of Portfolio	0.83
Money Market Funds Plus Other Assets Less Liabilities	3.25

Top 10 Equity Holdings*
% of total net assets
1. Philip Morris International, Inc.	2.09%
2. General Motors Co.	1.95
3. Citigroup, Inc.	1.94
4. Morgan Stanley	1.80
5. Goldman Sachs Group, Inc. (The)	1.65
6. Johnson & Johnson	1.63
7. General Dynamics Corp.	1.61
8. QUALCOMM, Inc.	1.58
9. Cognizant Technology Solutions Corp., Class A	1.57
10. CSX Corp.	1.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9	Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-65.21%
Aerospace & Defense-3.13%
General Dynamics Corp.	1,246,662	$186,188,970

Raytheon Technologies Corp.	1,380,111	84,186,771

Textron, Inc.	2,307,737	90,994,070

		361,369,811

Apparel Retail-0.78%
TJX Cos., Inc. (The)	1,651,303	90,474,891

Apparel, Accessories & Luxury Goods-0.58%
Capri Holdings Ltd.(b)	4,219,030	66,829,435

Automobile Manufacturers-1.95%
General Motors Co.	7,595,891	225,066,250

Building Products-2.56%
Johnson Controls International PLC	4,188,547	170,599,519

Trane Technologies PLC	1,053,861	124,766,604

		295,366,123

Cable & Satellite-1.84%
Charter Communications, Inc., Class A(b)	161,641	99,507,816

Comcast Corp., Class A	2,522,112	113,015,839

		212,523,655

Commodity Chemicals-0.71%
Dow, Inc.	1,830,089	82,573,616

Diversified Banks-3.92%
Bank of America Corp.	4,463,475	114,889,847

Citigroup, Inc.	4,373,303	223,563,249

Wells Fargo & Co.	4,718,624	113,954,770

		452,407,866

Electric Utilities-1.75%
Duke Energy Corp.	773,438	62,138,009

Exelon Corp.	2,201,360	81,252,198

FirstEnergy Corp.	2,041,267	58,359,823

		201,750,030

Electronic Components-0.80%
Corning, Inc.	2,832,014	91,927,174

Electronic Manufacturing Services-0.61%
TE Connectivity Ltd.	731,265	70,640,199

Fertilizers & Agricultural Chemicals-1.92%
Corteva, Inc.	5,632,220	160,799,881

Nutrien Ltd. (Canada)	1,640,949	60,501,790

		221,301,671

Food Distributors-1.79%
Sysco Corp.	1,862,784	112,027,830

US Foods Holding Corp.(b)	3,880,716	94,495,434

		206,523,264

Health Care Distributors-0.85%
McKesson Corp.	639,580	98,137,155

	Shares	Value

Health Care Equipment-2.12%
Medtronic PLC	1,412,038	$151,751,724

Zimmer Biomet Holdings, Inc.	662,910	93,390,761

		245,142,485

Health Care Services-0.71%
CVS Health Corp.	1,313,116	81,570,766

Health Care Supplies-0.43%
Alcon, Inc. (Switzerland)(b)	870,798	49,446,212

Home Improvement Retail-0.76%
Kingfisher PLC (United Kingdom)	24,244,714	88,199,711

Human Resource & Employment Services-0.32%
Adecco Group AG (Switzerland)	697,817	36,451,577

Insurance Brokers-0.72%
Willis Towers Watson PLC	402,178	82,659,644

Integrated Oil & Gas-1.84%
BP PLC (United Kingdom)	20,217,203	70,543,562

Chevron Corp.	1,695,365	142,291,984

		212,835,546

Internet & Direct Marketing Retail-0.96%
Booking Holdings, Inc.(b)	57,831	110,483,234

Investment Banking & Brokerage-3.90%
Charles Schwab Corp. (The)	1,459,066	51,840,615

Goldman Sachs Group, Inc. (The)	929,648	190,456,986

Morgan Stanley	3,986,013	208,309,039

		450,606,640

IT Consulting & Other Services-1.57%
Cognizant Technology Solutions Corp., Class A	2,707,911	181,050,929

Managed Health Care-1.51%
Anthem, Inc.	617,668	173,885,895

Multi-line Insurance-1.37%
American International Group, Inc.	5,414,379	157,775,004

Oil & Gas Exploration & Production-1.92%
Canadian Natural Resources Ltd. (Canada)	2,527,268	49,834,272

Concho Resources, Inc.	1,196,043	62,170,315

Devon Energy Corp.	4,825,191	52,449,826

Parsley Energy, Inc., Class A	5,322,151	57,213,124

		221,667,537

Other Diversified Financial Services-1.44%
Equitable Holdings, Inc.	3,166,331	67,094,554

Voya Financial, Inc.	1,917,141	99,518,789

		166,613,343

Packaged Foods & Meats-0.94%
Kellogg Co.	658,723	46,710,048

Mondelez International, Inc., Class A	1,049,238	61,296,484

		108,006,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equity and Income Fund

	Shares	Value

Pharmaceuticals-5.21%
Bristol-Myers Squibb Co.	2,605,076	$162,035,727

GlaxoSmithKline PLC (United Kingdom)	2,740,359	53,925,871

Johnson & Johnson	1,227,836	188,362,321

Pfizer, Inc.	2,381,311	89,989,743

Sanofi (France)	1,051,802	106,515,464

		600,829,126

Railroads-1.56%
CSX Corp.	2,354,989	180,062,459

Real Estate Services-0.94%
CBRE Group, Inc., Class A(b)	2,312,528	108,758,192

Regional Banks-3.92%
Citizens Financial Group, Inc.	5,533,294	143,146,316

PNC Financial Services Group, Inc. (The)	1,498,399	166,621,969

Truist Financial Corp.	3,670,137	142,438,017

		452,206,302

Semiconductors-3.34%
Intel Corp.	1,921,393	97,894,973

NXP Semiconductors N.V. (Netherlands)	834,377	104,931,252

QUALCOMM, Inc.	1,536,934	183,048,839

		385,875,064

Specialty Chemicals-0.69%
DuPont de Nemours, Inc.	1,426,892	79,563,498

Systems Software-1.36%
Oracle Corp.	2,748,749	157,283,418

Technology Hardware, Storage & Peripherals-1.37%
Apple, Inc.	1,228,244	158,492,606

Tobacco-2.09%
Philip Morris International, Inc.	3,020,752	241,025,802

Wireless Telecommunication Services-1.03%
Vodafone Group PLC (United Kingdom)	80,691,992	119,062,386

Total Common Stocks & Other Equity Interests (Cost $6,246,521,265)		7,526,445,048

	Principal Amount
U.S. Dollar Denominated Bonds & Notes-25.01%
Aerospace & Defense-0.48%
BAE Systems Holdings, Inc. (United Kingdom), 2.85%, 12/15/2020(c)	$3,091,000	3,105,987

Northrop Grumman Corp., 2.08%, 10/15/2020	18,714,000	18,754,761

Precision Castparts Corp., 2.50%, 01/15/2023	4,150,000	4,343,964

Raytheon Co., 3.13%, 10/15/2020	25,469,000	25,556,613

Raytheon Technologies Corp., 4.45%, 11/16/2038	3,239,000	3,999,472

		55,760,797

	Principal Amount	Value

Agricultural & Farm Machinery-0.13%
Deere & Co., 2.60%, 06/08/2022	$14,645,000	$15,181,552

Agricultural Products-0.05%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	5,528,984

Air Freight & Logistics-0.07%
FedEx Corp., 4.90%, 01/15/2034	4,310,000	5,525,512

United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	2,971,440

		8,496,952

Airlines-0.14%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	3,171,110	2,658,980

Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 01/12/2021	1,893,872	1,852,085

Series 2012-1, Class A, 4.15%, 04/11/2024	3,768,947	3,556,747

United Airlines Pass Through Trust, Series 2014-2, Class A, 3.75%, 09/03/2026	4,068,443	3,858,095

Series 2018-1, Class AA, 3.50%, 03/01/2030	4,931,979	4,647,005

		16,572,912

Alternative Carriers-0.53%
GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(c)(d)	22,928,000	38,473,184

Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024	26,445,000	22,379,081

		60,852,265

Application Software-1.00%
Nuance Communications, Inc., Conv., 1.00%, 12/15/2022(d)	29,489,000	39,643,537

1.25%, 04/01/2025	16,761,000	27,352,276

RealPage, Inc., Conv., 1.50%, 11/15/2022	6,658,000	10,453,060

Workday, Inc., Conv., 0.25%, 10/01/2022	22,666,000	38,165,011

		115,613,884

Asset Management & Custody Banks-0.13%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(c)	4,260,000	4,695,393

Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	4,515,000	4,986,622

Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(c)	1,033,000	1,109,648

KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)	3,217,000	3,988,624

		14,780,287

Automobile Manufacturers-0.10%
General Motors Co., 6.60%, 04/01/2036	4,317,000	5,175,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equity and Income Fund

	Principal Amount	Value

Automobile Manufacturers-(continued)
General Motors Financial Co., Inc., 5.25%, 03/01/2026	$5,467,000	$6,219,013

		11,394,268

Automotive Retail-0.06%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	6,415,000	7,005,037

Biotechnology-0.94%
AbbVie, Inc., 4.50%, 05/14/2035	7,233,000	8,925,767

4.05%, 11/21/2039(c)	13,812,000	16,131,454

4.85%, 06/15/2044(c)	5,815,000	7,308,622

BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	23,901,000	23,991,585

Gilead Sciences, Inc., 2.55%, 09/01/2020	17,923,000	17,923,000

4.40%, 12/01/2021	4,988,000	5,183,900

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	17,930,000	28,769,107

		108,233,435

Brewers-0.31%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	10,870,000	12,978,665

4.90%, 02/01/2046	6,301,000	7,772,910

Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)	9,734,000	11,155,194

Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	4,186,500

		36,093,269

Broadcasting-0.73%
Liberty Media Corp., Conv., 2.25%, 10/05/2021(d)	14,987,000	7,196,873

1.38%, 10/15/2023	61,171,000	70,829,352

Liberty Formula One, Conv., 1.00%, 01/30/2023	5,397,000	6,638,912

		84,665,137

Cable & Satellite-1.25%
BofA Finance LLC, Conv., 0.13%, 09/01/2022	22,511,000	25,291,109

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	10,845,000	11,560,197

Comcast Corp., 4.15%, 10/15/2028	9,915,000	12,018,900

6.45%, 03/15/2037	2,465,000	3,717,168

3.90%, 03/01/2038	8,010,000	9,586,810

DISH Network Corp., Conv., 3.38%, 08/15/2026	77,983,000	77,107,563

NBCUniversal Media LLC, 5.95%, 04/01/2041	3,365,000	5,023,394

		144,305,141

	Principal Amount	Value

Commodity Chemicals-0.09%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(c)	$7,384,000	$9,843,115

Communications Equipment-0.44%
Finisar Corp., Conv., 0.50%, 12/15/2021(d)	10,562,000	10,676,492

Viavi Solutions, Inc., Conv., 1.75%, 06/01/2023	14,372,000	16,976,897

1.00%, 03/01/2024	19,034,000	23,204,109

		50,857,498

Consumer Finance-0.23%
American Express Co., 3.63%, 12/05/2024	3,423,000	3,808,160

Capital One Financial Corp., 3.20%, 01/30/2023	10,060,000	10,641,739

Discover Bank, 3.35%, 02/06/2023	5,380,000	5,708,161

Synchrony Financial, 3.95%, 12/01/2027	5,795,000	6,110,773

		26,268,833

Data Processing & Outsourced Services-0.10%
Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(d)	6,048,000	6,062,383

Fiserv, Inc., 3.80%, 10/01/2023	5,200,000	5,693,711

		11,756,094

Diversified Banks-2.18%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(c)	3,545,000	3,670,322

Australia & New Zealand Banking Group Ltd. (Australia), 2.70%, 11/16/2020	30,315,000	30,472,668

2.30%, 06/01/2021	7,448,000	7,564,022

Bank of America Corp., 3.25%, 10/21/2027	5,705,000	6,353,867

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)	6,875,000	7,441,534

Citigroup, Inc., 3.67%, 07/24/2028(e)	5,405,000	6,106,060

6.68%, 09/13/2043	8,000,000	12,482,881

5.30%, 05/06/2044	2,765,000	3,714,234

4.75%, 05/18/2046	4,145,000	5,303,720

HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(e)	18,945,000	19,871,555

JPMorgan Chase & Co., 3.20%, 06/15/2026	4,365,000	4,887,148

3.51%, 01/23/2029(e)	11,170,000	12,633,405

4.26%, 02/22/2048(e)	5,355,000	6,795,308

3.90%, 01/23/2049(e)	11,170,000	13,647,758

Series V, 3.62% (3 mo. USD LIBOR + 3.32%)(f)(g)	6,410,000	6,094,070

Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(c)	545,000	598,964

National Australia Bank Ltd. (Australia), 1.88%, 07/12/2021	9,725,000	9,864,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equity and Income Fund

	Principal
	Amount	Value

Diversified Banks-(continued)
SMBC Aviation Capital Finance DAC (Ireland), 2.65%, 07/15/2021(c)	$3,225,000	$3,246,782

Societe Generale S.A. (France), 2.63%, 09/16/2020(c)	8,565,000	8,573,042

5.00%, 01/17/2024(c)	7,365,000	8,046,860

Standard Chartered PLC (United Kingdom), 3.05%, 01/15/2021(c)	7,250,000	7,317,046

U.S. Bancorp, Series W, 3.10%, 04/27/2026	3,245,000	3,640,853

Wells Fargo & Co., 3.55%, 09/29/2025	6,840,000	7,662,115

4.10%, 06/03/2026	4,515,000	5,117,510

4.65%, 11/04/2044	9,115,000	11,109,117

Westpac Banking Corp. (Australia), 2.10%, 05/13/2021	38,570,000	39,068,393

		251,283,670

Diversified Capital Markets-0.38%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(c)	6,536,000	7,469,923

Conv., 0.50%, 06/24/2024(c)	38,065,000	36,706,079

		44,176,002

Diversified Metals & Mining-0.03%
Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	3,082,404

Drug Retail-0.16%
CVS Pass-Through Trust, 6.04%, 12/10/2028	6,361,369	7,224,126

Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	6,129,000	6,309,683

4.50%, 11/18/2034	4,519,000	5,191,786

		18,725,595

Electric Utilities-0.36%
Electricite de France S.A. (France), 4.88%, 01/22/2044(c)	9,110,000	11,338,833

Georgia Power Co., Series B, 3.70%, 01/30/2050	3,665,000	4,180,057

NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	5,572,000	6,433,860

Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	6,332,092

Ohio Power Co., Series M, 5.38%, 10/01/2021	1,050,000	1,107,842

PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	526,546

Xcel Energy, Inc., 3.50%, 12/01/2049	10,280,000	11,647,676

		41,566,906

Environmental & Facilities Services-0.05%
Waste Management, Inc., 3.90%, 03/01/2035	4,786,000	5,745,632

Food Retail-0.31%
Nestle Holdings, Inc., 3.10%, 09/24/2021(c)	34,380,000	35,314,522

	Principal
	Amount	Value

General Merchandise Stores-0.03%
Dollar General Corp., 3.25%, 04/15/2023	$3,650,000	$3,879,524

Health Care Equipment-1.14%
Becton, Dickinson and Co., 4.88%, 05/15/2044	3,739,000	4,640,800

DexCom, Inc., Conv., 0.75%, 12/01/2023	30,543,000	79,672,570

Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025(c)	18,416,000	17,495,863

Medtronic, Inc., 4.38%, 03/15/2035	2,601,000	3,447,183

NuVasive, Inc., Conv., 2.25%, 03/15/2021	20,477,000	21,859,198

Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(c)	3,727,000	4,845,887

		131,961,501

Health Care REITs-0.10%
Healthpeak Properties, Inc., 4.20%, 03/01/2024	4,690,000	5,181,599

3.88%, 08/15/2024	5,085,000	5,674,040

Ventas Realty L.P., 5.70%, 09/30/2043	421,000	497,289

		11,352,928

Health Care Services-0.19%
Cigna Corp., 4.80%, 08/15/2038	3,240,000	4,083,927

CVS Health Corp., 3.38%, 08/12/2024	3,740,000	4,105,359

4.10%, 03/25/2025	3,186,000	3,635,413

Laboratory Corp. of America Holdings, 3.20%, 02/01/2022	6,132,000	6,366,171

4.70%, 02/01/2045	2,694,000	3,438,491

		21,629,361

Health Care Technology-0.40%
Teladoc Health, Inc., Conv., 1.25%, 06/01/2027(c)	36,636,000	46,174,661

Home Improvement Retail-0.12%
Home Depot, Inc. (The), 2.00%, 04/01/2021	6,883,000	6,944,523

Lowe’s Cos., Inc., 4.55%, 04/05/2049	5,625,000	7,147,361

		14,091,884

Homebuilding-0.10%
M.D.C. Holdings, Inc., 6.00%, 01/15/2043	10,130,000	11,773,289

Hotel & Resort REITs-0.01%
Service Properties Trust, 5.00%, 08/15/2022	1,310,000	1,318,188

Industrial Conglomerates-0.06%
Honeywell International, Inc., 0.50% (3 mo. USD LIBOR + 0.23%), 08/19/2022(g)	6,744,000	6,750,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equity and Income Fund

	Principal
	Amount	Value

Insurance Brokers-0.02%
Willis North America, Inc., 3.60%, 05/15/2024	$2,470,000	$2,705,350

Integrated Oil & Gas-0.07%
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	3,630,000	3,746,241

Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	3,379,000	3,726,806

		7,473,047

Integrated Telecommunication Services-0.80%
AT&T, Inc., 3.00%, 06/30/2022	5,334,000	5,569,621

4.30%, 02/15/2030	3,526,000	4,215,646

4.50%, 05/15/2035	4,755,000	5,690,289

5.35%, 09/01/2040	2,077,000	2,667,301

4.80%, 06/15/2044	6,975,000	8,391,832

5.15%, 11/15/2046	3,698,000	4,624,700

Orange S.A. (France), 4.13%, 09/14/2021	15,235,000	15,813,906

Telefonica Emisiones S.A. (Spain), 4.67%, 03/06/2038	3,505,000	4,123,858

5.21%, 03/08/2047	6,725,000	8,186,707

Verizon Communications, Inc., 3.45%, 03/15/2021	22,400,000	22,779,882

4.40%, 11/01/2034	3,285,000	4,103,525

4.81%, 03/15/2039	5,062,000	6,660,438

		92,827,705

Interactive Media & Services-0.57%
JOYY, Inc. (China), Conv., 1.38%, 06/15/2024(d)	38,939,000	43,387,703

Zillow Group, Inc., Conv., 2.75%, 05/15/2025	14,118,000	21,777,015

		65,164,718

Internet & Direct Marketing Retail-0.91%
Booking Holdings, Inc., Conv., 0.90%, 09/15/2021	14,990,000	16,827,594

0.75%, 05/01/2025(c)	3,846,000	5,230,560

Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(c)	33,949,000	52,124,572

Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2019(d)	30,912,000	30,867,759

		105,050,485

Investment Banking & Brokerage-0.67%
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/2021	5,510,000	5,754,078

4.25%, 10/21/2025	5,807,000	6,615,251

GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	56,790,000	56,947,643

Morgan Stanley, 4.00%, 07/23/2025	6,870,000	7,866,566

		77,183,538

IT Consulting & Other Services-0.05%
DXC Technology Co., 4.45%, 09/18/2022	4,954,000	5,212,038

	Principal
	Amount	Value

Life & Health Insurance-0.43%
Athene Global Funding, 4.00%, 01/25/2022(c)	$12,280,000	$12,811,856

2.75%, 06/25/2024(c)	2,890,000	3,042,810

Guardian Life Global Funding, 2.90%, 05/06/2024(c)	7,450,000	8,084,768

Jackson National Life Global Funding, 2.10%, 10/25/2021(c)	5,295,000	5,378,504

3.25%, 01/30/2024(c)	4,885,000	5,267,997

Nationwide Financial Services, Inc., 5.30%, 11/18/2044(c)	4,250,000	4,819,310

Prudential Financial, Inc., 3.91%, 12/07/2047	4,898,000	5,553,066

Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(c)	4,985,000	5,021,883

		49,980,194

Managed Health Care-0.06%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	6,737,043

Movies & Entertainment-0.20%
Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	20,716,000	23,279,605

Multi-line Insurance-0.25%
American International Group, Inc., 4.38%, 01/15/2055	7,405,000	8,687,885

Liberty Mutual Group, Inc., 3.95%, 05/15/2060(c)	9,030,000	9,917,759

MassMutual Global Funding II, 2.00%, 04/15/2021(c)	10,205,000	10,319,120

		28,924,764

Multi-Utilities-0.12%
NiSource, Inc., 4.38%, 05/15/2047	6,015,000	7,488,908

Sempra Energy, 3.80%, 02/01/2038	5,871,000	6,683,046

		14,171,954

Office REITs-0.07%
Highwoods Realty L.P., 3.20%, 06/15/2021	538,000	546,253

Office Properties Income Trust, 4.00%, 07/15/2022	7,200,000	7,228,940

		7,775,193

Oil & Gas Exploration & Production-0.18%
Cameron LNG LLC, 3.70%, 01/15/2039(c)	6,519,000	7,296,658

ConocoPhillips, 4.15%, 11/15/2034	2,403,000	2,776,263

Noble Energy, Inc., 5.25%, 11/15/2043	7,940,000	10,555,852

		20,628,773

Oil & Gas Storage & Transportation-0.69%
Energy Transfer Operating L.P., 4.20%, 09/15/2023	1,638,000	1,739,311

4.90%, 03/15/2035	3,640,000	3,620,582

5.00%, 05/15/2050	7,684,000	7,369,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equity and Income Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation-(continued)
Enterprise Products Operating LLC, 6.45%, 09/01/2040	$555,000	$742,364

4.25%, 02/15/2048	7,354,000	7,953,722

Kinder Morgan, Inc., 5.30%, 12/01/2034	4,203,000	5,039,315

MPLX L.P., 4.50%, 07/15/2023	18,525,000	20,066,088

4.50%, 04/15/2038	8,564,000	9,077,373

Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	4,275,000	4,395,884

Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	6,409,522

Sunoco Logistics Partners Operations L.P., 5.30%, 04/01/2044	8,165,000	7,742,435

Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	5,133,200

		79,289,552

Other Diversified Financial Services-2.22%
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(c)	3,975,000	5,107,437

Convertible Trust - Consumer, Series 2018-1, 0.25%, 01/17/2024	57,077,000	58,663,741

Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	60,352,000	60,967,590

Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	56,758,000	61,582,430

Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	60,368,000	70,008,770

		256,329,968

Packaged Foods & Meats-0.06%
Kraft Heinz Foods Co. (The), 4.63%, 10/01/2039(c)	5,610,000	5,956,664

Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	648,000	753,719

		6,710,383

Paper Packaging-0.14%
International Paper Co., 6.00%, 11/15/2041	2,855,000	3,851,063

Packaging Corp. of America, 4.50%, 11/01/2023	11,003,000	12,167,706

		16,018,769

Pharmaceuticals-0.87%
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(c)	9,800,000	11,496,115

Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(c)	6,079,000	6,230,403

Bristol-Myers Squibb Co., 4.00%, 08/15/2023	4,735,000	5,237,508

4.13%, 06/15/2039	6,435,000	8,255,164

4.63%, 05/15/2044	13,875,000	18,926,465

Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026(c)	14,996,000	17,057,950

	Principal
	Amount	Value

Pharmaceuticals-(continued)
Mylan N.V., 3.15%, 06/15/2021	$4,535,000	$4,619,637

Pacira BioSciences, Inc., Conv., 2.38%, 04/01/2022	2,162,000	2,528,282

0.75%, 08/01/2025(c)	9,109,000	10,125,462

Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	11,008,000	10,101,484

Zoetis, Inc., 4.70%, 02/01/2043	4,101,000	5,421,704

		100,000,174

Property & Casualty Insurance-0.25%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,766,730

Markel Corp., 5.00%, 03/30/2043	4,185,000	5,024,479

5.00%, 05/20/2049	5,140,000	6,749,635

Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	8,464,127

W.R. Berkley Corp., 4.63%, 03/15/2022	5,040,000	5,324,117

		29,329,088

Railroads-0.17%
CSX Corp., 5.50%, 04/15/2041	1,660,000	2,262,213

Norfolk Southern Corp., 3.40%, 11/01/2049	4,879,000	5,463,862

Union Pacific Corp., 4.15%, 01/15/2045	4,410,000	5,391,523

3.84%, 03/20/2060	5,560,000	6,525,690

		19,643,288

Regional Banks-0.12%
Citizens Financial Group, Inc., 2.38%, 07/28/2021	4,700,000	4,774,979

PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	7,450,000	8,639,658

		13,414,637

Reinsurance-0.15%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	11,285,000	12,604,340

Reinsurance Group of America, Inc., 4.70%, 09/15/2023	3,711,000	4,113,347

		16,717,687

Restaurants-0.07%
Starbucks Corp., 3.55%, 08/15/2029	7,440,000	8,563,627

Retail REITs-0.10%
Regency Centers L.P., 2.95%, 09/15/2029	7,960,000	8,208,474

4.65%, 03/15/2049	2,970,000	3,477,054

		11,685,528

Semiconductors-1.25%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	6,975,000	7,536,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equity and Income Fund

	Principal
	Amount	Value

Semiconductors-(continued)
Cree, Inc., Conv., 0.88%, 09/01/2023	$20,265,000	$25,078,951

1.75%, 05/01/2026(c)	15,235,000	23,214,331

Microchip Technology, Inc., Conv., 1.63%, 02/15/2027	20,600,000	32,837,139

Micron Technology, Inc., 4.66%, 02/15/2030	7,270,000	8,453,660

NVIDIA Corp., 2.20%, 09/16/2021	7,515,000	7,652,475

NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	7,660,000	9,188,617

ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	17,148,000	20,493,692

Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	5,936,000	7,331,460

Texas Instruments, Inc., 2.63%, 05/15/2024	2,275,000	2,449,965

		144,236,324

Soft Drinks-0.12%
PepsiCo, Inc., 3.00%, 08/25/2021	13,543,000	13,914,093

Specialized REITs-0.20%
Crown Castle International Corp., 4.75%, 05/15/2047	470,000	591,426

EPR Properties, 4.75%, 12/15/2026	17,525,000	16,917,447

LifeStorage L.P., 3.50%, 07/01/2026 REIT	4,667,000	5,117,337

		22,626,210

Specialty Chemicals-0.02%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	2,107,656

Systems Software-0.45%
FireEye, Inc., Series B, Conv., 1.63%, 06/01/2022(d)	17,616,000	17,001,301

Series A, Conv., 1.00%, 06/01/2025(d)	17,382,000	17,152,174

Microsoft Corp., 3.50%, 02/12/2035	4,259,000	5,251,344

Oracle Corp., 3.60%, 04/01/2040	10,910,000	12,330,982

		51,735,801

Technology Distributors-0.07%
Avnet, Inc., 4.63%, 04/15/2026	7,645,000	8,521,258

Technology Hardware, Storage & Peripherals-0.52%
Apple, Inc., 2.15%, 02/09/2022	7,303,000	7,504,676

3.35%, 02/09/2027	3,495,000	4,003,187

Dell International LLC/EMC Corp., 5.45%, 06/15/2023(c)	7,237,000	7,994,959

8.35%, 07/15/2046(c)	278,000	375,473

SanDisk LLC, Conv., 0.50%, 10/15/2020	24,327,000	20,575,408

	Principal
	Amount	Value

Technology Hardware, Storage & Peripherals-(continued)
Western Digital Corp., Conv., 1.50%, 02/01/2024	$20,616,000	$19,959,278

		60,412,981

Tobacco-0.31%
Altria Group, Inc., 5.80%, 02/14/2039	12,541,000	15,946,198

Philip Morris International, Inc., 3.60%, 11/15/2023	3,940,000	4,315,995

4.88%, 11/15/2043	11,740,000	15,223,831

		35,486,024

Trading Companies & Distributors-0.09%
Air Lease Corp., 3.00%, 09/15/2023	627,000	631,063

4.25%, 09/15/2024	4,355,000	4,548,252

Aircastle Ltd., 4.40%, 09/25/2023	5,510,000	5,473,019

		10,652,334

Trucking-0.12%
Aviation Capital Group LLC, 2.88%, 01/20/2022(c)	6,230,000	6,192,909

4.88%, 10/01/2025(c)	7,745,000	7,627,041

		13,819,950

Wireless Telecommunication Services-0.22%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	6,610,000	8,111,468

Rogers Communications, Inc. (Canada), 4.50%, 03/15/2043	6,080,000	7,419,661

4.30%, 02/15/2048	8,020,000	9,941,833

		25,472,962

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,532,265,704)		2,885,838,249

U.S. Treasury Securities-5.70%
U.S. Treasury Bills-0.01%
0.10% - 0.40%, 09/03/2020(h)(i)	947,000	946,991

U.S. Treasury Bonds-0.60%
4.50%, 02/15/2036	5,525,000	8,338,002

1.25%, 05/15/2050	64,703,500	61,038,653

		69,376,655

U.S. Treasury Notes-5.09%
0.13%, 08/31/2022	182,211,000	182,182,530

0.13%, 08/15/2023	135,674,000	135,573,304

0.25%, 08/31/2025	162,404,700	162,246,102

0.50%, 08/31/2027	31,406,000	31,423,175

0.63%, 08/15/2030	77,188,700	76,555,512

		587,980,623

Total U.S. Treasury Securities (Cost $657,854,714)		658,304,269

	Shares
Preferred Stocks-0.59%
Asset Management & Custody Banks-0.19%
AMG Capital Trust II, 5.15%, Conv. Pfd.	483,000	21,593,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equity and Income Fund

	Shares	Value

Diversified Banks-0.03%
Wells Fargo & Co., 5.85%, Series Q, Pfd.(e)	142,800	$3,725,652

Oil & Gas Storage & Transportation-0.37%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	875,900	42,743,920

Total Preferred Stocks (Cost $63,824,605)		68,063,436

	Principal
	Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities-0.18%
Federal Home Loan Mortgage Corp. (FHLMC)-0.10%
6.75%, 03/15/2031	$7,000,000	10,932,960

5.50%, 02/01/2037	10	11

		10,932,971

Federal National Mortgage Association (FNMA)-0.08%
5.50%, 03/01/2021	3	3

6.63%, 11/15/2030	6,315,000	9,694,581

7.00%, 07/01/2032	5,769	5,789

		9,700,373

Government National Mortgage Association (GNMA)-0.00%
8.00%, 06/15/2026 to 01/20/2031	13,933	14,389

7.50%, 12/20/2030	838	1,012

		15,401

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,473,905)		20,648,745

Investment Abbreviations:

Conv.	- Convertible
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar

	Principal
	Amount	Value

Municipal Obligations-0.06%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,887,000)	$4,887,000	$7,217,024

	Shares
Money Market Funds-3.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	142,147,129	142,147,129

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(j)(k)	101,256,761	101,317,516

Invesco Treasury Portfolio, Institutional Class, 0.02%(j)(k)	162,453,861	162,453,861

Total Money Market Funds (Cost $405,806,612)		405,918,506

TOTAL INVESTMENTS IN SECURITIES-100.27% (Cost $9,928,633,805)		11,572,435,277

OTHER ASSETS LESS LIABILITIES-(0.27)%		(31,114,082)

NET ASSETS-100.00%		$11,541,321,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equity and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $533,934,697, which represented 4.63% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$319,714,617	$769,197,240	$(946,764,728)	$ -	$-	$142,147,129	$2,191,042

Invesco Liquid Assets Portfolio, Institutional Class	238,366,420	550,076,668	(687,158,350)	68,231	(35,453)	101,317,516	1,907,283

Invesco Treasury Portfolio, Institutional Class	381,390,711	879,082,559	(1,098,019,409)	-	-	162,453,861	2,435,825

Investments Purchased with Cash
Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	111,046,426	(111,046,426)	-	-	-	17,164*

Invesco Liquid Assets Portfolio, Institutional Class	-	33,326,079	(33,302,033)	-	(24,046)	-	7,813*

Invesco Private Government Fund	-	334,105,337	(334,105,337)	-	-	-	1,085*

Invesco Private Prime Fund	-	23,833,387	(23,833,552)	-	165	-	309*

Total	$939,471,748	$2,700,667,696	$(3,234,229,835)	$68,231	$(59,334)	$405,918,506	$6,560,521

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Futures Contracts

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk
U.S. Treasury 5 Year Notes	180	December-2020	$(22,685,625)	$(29,895)	$(29,895)

U.S. Treasury 10 Year Notes	310	December-2020	(43,167,500)	(27,297)	(27,297)

Total Futures Contracts				$(57,192)	$(57,192)

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

09/18/2020	State Street Bank & Trust Co.	USD	3,390,475	CAD	4,470,037	$36,730

09/18/2020	State Street Bank & Trust Co.	USD	2,442,131	CHF	2,228,691	24,546

09/18/2020	State Street Bank & Trust Co.	USD	6,341,837	EUR	5,349,786	44,580

09/18/2020	State Street Bank & Trust Co.	USD	37,922,151	GBP	28,749,101	512,460

Subtotal–Appreciation						618,316

Currency Risk

09/18/2020	Bank of New York Mellon (The)	CHF	60,840,113	USD	66,687,982	(648,814)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

09/18/2020	Bank of New York Mellon (The)	GBP	210,393,557	USD	275,766,832	$(5,507,868)

09/18/2020	State Street Bank & Trust Co.	CAD	54,168,761	USD	40,747,994	(783,521)

09/18/2020	State Street Bank & Trust Co.	CHF	3,640,294	USD	4,001,683	(27,331)

09/18/2020	State Street Bank & Trust Co.	EUR	73,309,342	USD	86,478,059	(1,036,476)

09/18/2020	State Street Bank & Trust Co.	GBP	5,261,959	USD	6,855,963	(178,739)

09/18/2020	State Street Bank & Trust Co.	USD	3,677,710	CHF	3,318,451	(4,906)

Subtotal–Depreciation						(8,187,655)

Total Forward Foreign Currency Contracts						$(7,569,339)

Investment Abbreviations:

CAD -Canadian Dollar

CHF -Swiss Franc

EUR -Euro

GBP -British Pound Sterling

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:

Investments in securities, at value (Cost $9,522,827,193)	$11,166,516,771

Investments in affiliated money market funds, at value (Cost $405,806,612)	405,918,506

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	618,316

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	657,250

Cash	11,755,307

Foreign currencies, at value (Cost $303,866)	307,583

Receivable for:
Investments sold	352,578,687

Fund shares sold	3,731,273

Dividends	22,027,620

Interest	18,004,826

Investment for trustee deferred compensation and retirement plans	1,350,933

Other assets	163,265

Total assets	11,983,630,337

Liabilities:

Other investments:
Variation margin payable - futures contracts	712,718

Unrealized depreciation on forward foreign currency contracts outstanding	8,187,655

Payable for:
Investments purchased	403,006,022

Dividends	293

Fund shares reacquired	21,692,368

Accrued fees to affiliates	6,816,267

Accrued trustees’ and officers’ fees and benefits	38,245

Accrued other operating expenses	361,044

Trustee deferred compensation and retirement plans	1,494,530

Total liabilities	442,309,142

Net assets applicable to shares outstanding	$11,541,321,195

Net assets consist of:

Shares of beneficial interest	$9,855,658,622

Distributable earnings	1,685,662,573

$11,541,321,195

Net Assets:

Class A	$9,034,006,151

Class C	$402,760,677

Class R	$118,248,742

Class Y	$749,507,256

Class R5	$235,461,158

Class R6	$1,001,337,211

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	918,667,107

Class C	41,825,858

Class R	11,952,743

Class Y	76,196,913

Class R5	23,936,672

Class R6	101,837,170

Class A:
Net asset value per share	$9.83

Maximum offering price per share (Net asset value of $9.83 ÷ 94.50%)	$10.40

Class C:
Net asset value and offering price per share	$9.63

Class R:
Net asset value and offering price per share	$9.89

Class Y:
Net asset value and offering price per share	$9.84

Class R5:
Net asset value and offering price per share	$9.84

Class R6:
Net asset value and offering price per share	$9.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,563,137)	$218,814,670

Interest	84,346,241

Dividends from affiliated money market funds (includes securities lending income of $681,591)	7,215,741

Total investment income	310,376,652

Expenses:
Advisory fees	43,310,200

Administrative services fees	1,776,840

Custodian fees	194,689

Distribution fees:
Class A	23,350,364

Class C	4,900,962

Class R	658,455

Transfer agent fees - A, C, R and Y	17,121,740

Transfer agent fees - R5	305,803

Transfer agent fees - R6	88,646

Trustees’ and officers’ fees and benefits	156,096

Registration and filing fees	268,196

Reports to shareholders	1,011,951

Professional services fees	108,709

Other	143,331

Total expenses	93,395,982

Less: Fees waived and/or expense offset arrangement(s)	(720,614)

Net expenses	92,675,368

Net investment income	217,701,284

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	92,832,593

Foreign currencies	7,160,355

Forward foreign currency contracts	(37,967,251)

Futures contracts	(3,641,928)

58,383,769

Change in net unrealized appreciation (depreciation) of:
Investment securities	96,531,174

Foreign currencies	244,176

Forward foreign currency contracts	(11,704,807)

Futures contracts	(80,258)

84,990,285

Net realized and unrealized gain	143,374,054

Net increase in net assets resulting from operations	$361,075,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$217,701,284	$256,169,250

Net realized gain	58,383,769	778,482,612

Change in net unrealized appreciation (depreciation)	84,990,285	(1,219,481,055)

Net increase (decrease) in net assets resulting from operations	361,075,338	(184,829,193)

Distributions to shareholders from distributable earnings:
Class A	(616,344,387)	(739,441,361)

Class C	(30,463,427)	(90,566,854)

Class R	(8,634,289)	(13,352,783)

Class Y	(61,438,025)	(87,464,258)

Class R5	(25,377,327)	(36,501,722)

Class R6	(78,641,213)	(94,244,636)

Total distributions from distributable earnings	(820,898,668)	(1,061,571,614)

Share transactions-net:
Class A	(487,146,068)	528,250,556

Class C	(151,684,812)	(710,214,780)

Class R	(24,584,829)	(37,847,325)

Class Y	(197,788,316)	(100,497,542)

Class R5	(133,975,313)	(58,559,465)

Class R6	(137,632,828)	85,572,318

Net increase (decrease) in net assets resulting from share transactions	(1,132,812,166)	(293,296,238)

Net increase (decrease) in net assets	(1,592,635,496)	(1,539,697,045)

Net assets:
Beginning of year	13,133,956,691	14,673,653,736

End of year	$11,541,321,195	$13,133,956,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$10.12	$0.17	$0.18	$0.35	$(0.19)	$(0.45)	$(0.64)	$9.83	3.53%		$9,034,006	0.78	%(d)	0.79	%(d)	1.75	%(d)	133%
Year ended 08/31/19	11.10	0.19	(0.36)	(0.17)	(0.21)	(0.60)	(0.81)	10.12	(0.96)		9,845,902	0.78		0.79		1.87		138
Year ended 08/31/18	10.96	0.17	0.70	0.87	(0.22)	(0.51)	(0.73)	11.10	8.21		10,151,828	0.77		0.78		1.55		129
Year ended 08/31/17	10.22	0.19	1.02	1.21	(0.18)	(0.29)	(0.47)	10.96	12.04		10,072,836	0.79		0.80		1.79		94
Year ended 08/31/16	10.01	0.15	0.55	0.70	(0.22)	(0.27)	(0.49)	10.22	7.43		10,054,983	0.79		0.80		1.57		93
Class C
Year ended 08/31/20	9.91	0.10	0.19	0.29	(0.12)	(0.45)	(0.57)	9.63	2.87		402,761	1.53	(d)	1.54	(d)	1.00	(d)	133
Year ended 08/31/19	10.89	0.12	(0.36)	(0.24)	(0.14)	(0.60)	(0.74)	9.91	(1.75	)(e)	576,794	1.49	(e)	1.50	(e)	1.16	(e)	138
Year ended 08/31/18	10.76	0.09	0.69	0.78	(0.14)	(0.51)	(0.65)	10.89	7.43	(e)	1,437,488	1.51	(e)	1.52	(e)	0.81	(e)	129
Year ended 08/31/17	10.04	0.11	1.00	1.11	(0.10)	(0.29)	(0.39)	10.76	11.21		1,559,156	1.54		1.55		1.04		94
Year ended 08/31/16	9.83	0.08	0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71	(e)	1,636,583	1.52	(e)	1.53	(e)	0.84	(e)	93
Class R
Year ended 08/31/20	10.17	0.15	0.19	0.34	(0.17)	(0.45)	(0.62)	9.89	3.35		118,249	1.03	(d)	1.04	(d)	1.50	(d)	133
Year ended 08/31/19	11.16	0.17	(0.37)	(0.20)	(0.19)	(0.60)	(0.79)	10.17	(1.30)		148,055	1.03		1.04		1.62		138
Year ended 08/31/18	11.01	0.14	0.72	0.86	(0.20)	(0.51)	(0.71)	11.16	8.00		203,003	1.02		1.03		1.30		129
Year ended 08/31/17	10.27	0.17	1.02	1.19	(0.16)	(0.29)	(0.45)	11.01	11.71		214,107	1.04		1.05		1.54		94
Year ended 08/31/16	10.05	0.13	0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24		216,293	1.04		1.05		1.32		93
Class Y
Year ended 08/31/20	10.12	0.19	0.20	0.39	(0.22)	(0.45)	(0.67)	9.84	3.91		749,507	0.53	(d)	0.54	(d)	2.00	(d)	133
Year ended 08/31/19	11.11	0.22	(0.37)	(0.15)	(0.24)	(0.60)	(0.84)	10.12	(0.81)		987,287	0.53		0.54		2.12		138
Year ended 08/31/18	10.96	0.20	0.71	0.91	(0.25)	(0.51)	(0.76)	11.11	8.58		1,192,995	0.52		0.53		1.80		129
Year ended 08/31/17	10.22	0.22	1.01	1.23	(0.20)	(0.29)	(0.49)	10.96	12.32		1,202,149	0.54		0.55		2.04		94
Year ended 08/31/16	10.01	0.18	0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70		819,708	0.54		0.55		1.82		93
Class R5
Year ended 08/31/20	10.12	0.20	0.19	0.39	(0.22)	(0.45)	(0.67)	9.84	3.98		235,461	0.47	(d)	0.48	(d)	2.06	(d)	133
Year ended 08/31/19	11.11	0.22	(0.36)	(0.14)	(0.25)	(0.60)	(0.85)	10.12	(0.75)		397,607	0.47		0.48		2.18		138
Year ended 08/31/18	10.96	0.20	0.72	0.92	(0.26)	(0.51)	(0.77)	11.11	8.64		494,838	0.47		0.48		1.85		129
Year ended 08/31/17	10.23	0.22	1.01	1.23	(0.21)	(0.29)	(0.50)	10.96	12.28		457,500	0.48		0.49		2.10		94
Year ended 08/31/16	10.02	0.18	0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78		438,538	0.47		0.48		1.89		93
Class R6
Year ended 08/31/20	10.12	0.21	0.18	0.39	(0.23)	(0.45)	(0.68)	9.83	3.97		1,001,337	0.38	(d)	0.39	(d)	2.15	(d)	133
Year ended 08/31/19	11.10	0.23	(0.35)	(0.12)	(0.26)	(0.60)	(0.86)	10.12	(0.56)		1,178,312	0.38		0.39		2.27		138
Year ended 08/31/18	10.96	0.21	0.71	0.92	(0.27)	(0.51)	(0.78)	11.10	8.64		1,193,501	0.38		0.39		1.94		129
Year ended 08/31/17	10.22	0.24	1.01	1.25	(0.22)	(0.29)	(0.51)	10.96	12.50		843,229	0.38		0.39		2.20		94
Year ended 08/31/16	10.01	0.19	0.56	0.75	(0.27)	(0.27)	(0.54)	10.22	7.89		283,631	0.37		0.38		1.99		93

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $9,340,146, $490,026, $131,691, $866,007, $328,122 and $1,111,208 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97%, 0.99% and 0.98% for the years ended August 31, 2019, August 31, 2018 and August 31, 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Equity and Income Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

24	Invesco Equity and Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

25	Invesco Equity and Income Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Collateral -To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $688,512.

26	Invesco Equity and Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended August 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $1,941,263 in front-end sales commissions from the sale of Class A shares and $44,134 and $32,168 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2020, the Fund incurred $39,925 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$7,002,300,265	$524,144,783	$–	$7,526,445,048

U.S. Dollar Denominated Bonds & Notes	–	2,885,838,249	–	2,885,838,249

U.S. Treasury Securities	–	658,304,269	–	658,304,269

Preferred Stocks	68,063,436	–	–	68,063,436

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	20,648,745	–	20,648,745

Municipal Obligations	–	7,217,024	–	7,217,024

Money Market Funds	405,918,506	–	–	405,918,506

Total Investments in Securities	7,476,282,207	4,096,153,070	–	11,572,435,277

Other Investments - Assets*

Forward Foreign Currency Contracts	–	618,316	–	618,316

Other Investments - Liabilities*

Futures Contracts	(57,192)	–	–	(57,192)

Forward Foreign Currency Contracts	–	(8,187,655)	–	(8,187,655)

	(57,192)	(8,187,655)	–	(8,244,847)

Total Other Investments	(57,192)	(7,569,339)	–	(7,626,531)

Total Investments	$7,476,225,015	$4,088,583,731	$–	$11,564,808,746

*	Unrealized appreciation (depreciation).

27	Invesco Equity and Income Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

		Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$618,316	$ -	$618,316

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Assets subject to master netting agreements	$618,316	$ -	$618,316

		Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(57,192)	$(57,192)

Unrealized depreciation on forward foreign currency contracts outstanding	(8,187,655)	-	(8,187,655)

Total Derivative Liabilities	(8,187,655)	(57,192)	(8,244,847)

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Liabilities subject to master netting agreements	$(8,187,655)	$(57,192)	$(8,244,847)

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ -	$(6,156,682)	$(6,156,682)	$-	$-	$(6,156,682)

State Street Bank & Trust Co.	618,316	(2,030,973)	(1,412,657)	-	-	(1,412,657)

Total	$618,316	$(8,187,655)	$(7,569,339)	$-	$-	$(7,569,339)

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(37,967,251)	$-	$(37,967,251)

Futures contracts	-	(3,641,928)	(3,641,928)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(11,704,807)	-	(11,704,807)

Futures contracts	-	(80,258)	(80,258)

Total	$(49,672,058)	$(3,722,186)	$(53,394,244)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$706,432,656	$70,664,717

28	Invesco Equity and Income Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $32,102.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$335,820,939	$287,063,744

Long-term capital gain	485,077,729	774,507,870

Total distributions	$820,898,668	$1,061,571,614

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$168,326,573

Undistributed long-term capital gain	27,811,127

Net unrealized appreciation – investments	1,490,498,106

Net unrealized appreciation - foreign currencies	224,732

Temporary book/tax differences	(1,197,965)

Shares of beneficial interest	9,855,658,622

Total net assets	$11,541,321,195

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $3,421,372,932 and $3,691,192,049, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $11,898,366,884 and $12,855,203,747, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,979,974,836

Aggregate unrealized (depreciation) of investments	(489,476,730)

Net unrealized appreciation of investments	$1,490,498,106

Cost of investments for tax purposes is $10,074,310,640.

29	Invesco Equity and Income Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on August 31, 2020, undistributed net investment income was increased by $11,240,572 and undistributed net realized gain was decreased by $11,240,572. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	68,784,007	$663,704,131	79,475,662	$805,826,035

Class C	5,809,453	55,527,016	9,620,242	95,693,408

Class R	1,785,967	17,409,877	2,085,367	21,334,010

Class Y	15,406,385	150,348,194	21,836,318	222,322,408

Class R5	2,909,650	28,575,125	6,955,465	69,157,181

Class R6	20,200,629	193,900,974	25,820,852	260,898,217

Issued as reinvestment of dividends:
Class A	57,689,540	571,984,286	72,770,475	692,615,463

Class C	2,855,543	28,049,019	8,972,531	83,034,233

Class R	861,443	8,627,747	1,396,640	13,346,795

Class Y	5,216,816	51,695,476	7,704,917	73,379,570

Class R5	2,548,607	25,219,954	3,822,482	36,479,885

Class R6	7,837,423	77,386,041	9,730,951	92,792,907

Automatic conversion of Class C shares to Class A shares:
Class A	5,888,040	57,112,865	64,999,568	630,316,139

Class C	(6,006,241)	(57,112,865)	(66,301,164)	(630,316,139)

Reacquired:
Class A	(186,965,291)	(1,779,947,350)	(158,301,088)	(1,600,507,081)

Class C	(19,017,796)	(178,147,982)	(26,122,076)	(258,626,282)

Class R	(5,249,093)	(50,622,453)	(7,118,078)	(72,528,130)

Class Y	(41,983,310)	(399,831,986)	(39,396,400)	(396,199,520)

Class R5	(20,808,840)	(187,770,392)	(16,039,925)	(164,196,531)

Class R6	(42,671,995)	(408,919,843)	(26,563,084)	(268,118,806)

Net increase (decrease) in share activity	(124,909,063)	$(1,132,812,166)	(24,650,345)	$(293,296,238)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

30	Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,046.50	$4.06	$1,021.17	$4.01	0.79%
Class C	1,000.00	1,043.00	7.91	1,017.39	7.81	1.54
Class R	1,000.00	1,044.80	5.35	1,019.91	5.28	1.04
Class Y	1,000.00	1,047.90	2.78	1,022.42	2.75	0.54
Class R5	1,000.00	1,048.40	2.47	1,022.72	2.44	0.48
Class R6	1,000.00	1,048.80	2.01	1,023.18	1.98	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

32	Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of Oppenheimer Funds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broad ridge performance universe and against the Russell 1000® Value Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s value style of equity investing compared to its peers, including its underweight and overweight exposures to certain sectors, as well as stock selection in certain sectors negatively impacted relative performance. The Board also noted the impact of the Fund’s fixed income component on relative performance during strong equity market rallies. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

33	Invesco Equity and Income Fund

regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broad ridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

34	Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$485,077,729
Qualified Dividend Income*	59.61%
Corporate Dividends Received Deduction*	46.15%
Busniess Interest Income*	20.20%
U.S. Treasury Obligations*	7.65%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35	Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle,hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson -1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 Trustee, Vice Chair and Chair portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Equity and Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxy guidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             Invesco Distributors, Inc.                                                                                  VK-EQI-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Floating Rate ESG Fund
Effective August 21, 2020, Invesco Floating Rate Fund was renamed Invesco Floating Rate ESG Fund. Nasdaq: A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

    The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                     Invesco Floating Rate ESG Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                     Invesco Floating Rate ESG Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Floating Rate ESG Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.47%
Class C Shares	-1.98
Class R Shares	-1.57
Class Y Shares	-1.23
Class R5 Shares	-1.21
Class R6 Shares	-0.99
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.47
Credit Suisse Leveraged Loan Index∎ (Style-Specific Index)	0.57
Lipper Loan Participation Funds Classification Average◆ (Peer Group)	-1.20
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg L.P.; ◆Lipper Inc.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by a sharp sell-off as the coronavirus (COVID-19) roiled capital markets. This risk-off sentiment was quickly followed by investor optimism that resulted in a similarly sharp rebound in the asset class. On a relative basis, senior loans exhibited less volatility than other leveraged credit asset classes. Senior loans returned 0.57% for the fiscal year as represented by the Credit Suisse Leveraged Loan Index.1

    COVID-19’s impact on capital markets resulted in a historically challenging first quarter of 2020. However, the initial sharp sell-off across risk assets was met by a remarkable recovery in the following months. Though unnerved by the unpredictable path of COVID-19, investors became increasingly willing to look beyond short-term disruptions for companies they expected to survive the pandemic-induced demand shock once the initial adverse reaction passed. Moreover, investors took solace in the collective policy responses of the US Federal Reserve (the Fed) and Congress to mitigate the aftershocks of shutting down the economy. Themes of performance dispersion by credit rating and industry remained prevalent throughout the initial sell-off and subsequent rebound experienced by the loan market. During the fiscal year, BB-, B- and CCC-rated† loans returned -0.29%, 1.86% and -6.26%, respectively.1 Food and drug was the best performing industry returning 17.33% for the fiscal year, while energy was the worst performing industry returning -16.05%.1

    Going forward we expect COVID-19 and the uncertainty associated with the virus to continue to sway capital markets. Both good news (vaccination breakthroughs) as well as negative news (resurgence in cases) will likely impact capital markets in the near term.

    From a fundamentals standpoint, prior to COVID-19 the loan market continued to be on relatively solid footing. However, the economic shutdown as a result of the virus negatively impacted fundamentals as expected. As of August 31, 2020, the 12-month default rate was 4.08%2, exceeding the long term average of approximately 3%. Because defaults are a lagging indicator of credit stress, we expect the default rate to trend higher as a number of issuers face difficult operating conditions and over-levered balance sheets. Given these developments, support signals from policy makers at the Fed and in Congress will continue to play a significant role in market sentiment and, relatedly, the default outlook.

    The average price in the senior loan market was $92.33 as of August 31, 2020, with 2.09% of the market trading above par.1 Given the price of senior loans at the end of the fiscal year, they provided a 6.13% yield.1

    During the first quarter of 2020, CJ Holding, Sprint Communications, and CSC Holdings contributed to the Fund’s relative performance. CJ Holding and Sprint Communications were sold later in the fiscal year. Meanwhile, Fieldwood Energy, Crown Finance US and Seadrill Operating detracted from relative returns. During the second quarter of 2020, Dell International, McDermott Technology and Monitronics International all contributed to Fund performance, while Samson Investment Company, Forgital and Fieldwood Energy all detracted from performance.

    In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in an effort to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to its style-specific benchmark. Through August 2020, the Fund’s credit positioning was a contributor to relative performance, as the Fund has maintained an overweight allocation to higher quality assets, compared to that of the Credit Suisse Leveraged Loan Index.

    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares. We are also monitoring the impact of the discontinuation and replacement of the London Interbank Offered Rate (LIBOR) on the Fund and its investments. Please see the Notes to the Financial Statements for more information.

    As always, we appreciate your continued participation in Invesco Floating Rate ESG Fund.

1	Source: Credit Suisse Leveraged Loan Index August 31, 2020
2	Source: S&P/LSTA Leveraged Loan Index August 31, 2020

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to

4                     Invesco Floating Rate ESG Fund

change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio managers:

Scott Baskind

Thomas Ewald - Lead

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                     Invesco Floating Rate ESG Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: Bloomberg L.P.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                     Invesco Floating Rate ESG Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	3.73%
10 Years	3.63
5 Years	2.42
1 Year	-3.94

Class C Shares
Inception (3/31/00)	3.35%
10 Years	3.37
5 Years	2.43
1 Year	-2.92

Class R Shares
Inception (4/13/06)	3.02%
10 Years	3.64
5 Years	2.70
1 Year	-1.57

Class Y Shares
Inception (10/3/08)	4.74%
10 Years	4.15
5 Years	3.21
1 Year	-1.23

Class R5 Shares
Inception (4/13/06)	3.57%
10 Years	4.19
5 Years	3.22
1 Year	-1.21

Class R6 Shares
10 Years	4.18%
5 Years	3.28
1 Year	-0.99

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                     Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
∎	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification average.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                     Invesco Floating Rate ESG Fund

Fund Information

Portfolio Composition*

By credit quality, based on total investments

as of August 31, 2020

BBB	0.16%

BBB-	10.05

BB+	7.67

BB	8.71

BB-	11.10

B+	12.41

B	17.24

B-	15.43

CCC+	4.78

CCC	1.96

CCC-	0.24

CC	0.06

C	0.01

D	0.47

Not Rated	7.65

Equity	2.06

Top Five Debt Issuers*

		% of total net assets
1.	Dell International LLC/EMC Corp.	1.85%

2.	TransDigm, Inc.	1.65

3.	Calpine Corp.	1.64

4.	Berry Global, Inc.	1.64

5.	Delta Air Lines, Inc.	1.31

*  Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. Excluding money market funds, if any.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2020.

9                     Invesco Floating Rate ESG Fund

Schedule of Investments

August 31, 2020

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Variable Rate Senior Loan Interests-82.97%(b)(c)
Aerospace & Defense-2.86%
Aernnova Aerospace S.A.U. (Spain)
Delayed Draw Term Loan (3 mo. EURIBOR + 3.00%)	3.00%	01/31/2027	EUR	92	$85,912

Term Loan B-1 (3 mo. EURIBOR + 3.00%)	3.00%	01/31/2027	EUR	363	340,274

Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	12/06/2025		$3,207	3,154,816

Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		5,397	4,821,557

Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		2,902	2,592,235

Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		2,602	2,462,719

IAP Worldwide Services, Inc.
Revolver Loan
(Acquired 07/22/2014-05/10/2019; Cost $836,351)(d)(e)	0.00%	07/18/2021		836	836,351

Revolver Loan (3 mo. USD LIBOR + 5.50%)
(Acquired 07/22/2014-05/10/2019; Cost $92,928)(d)	7.00%	07/18/2021		93	92,928

Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)
(Acquired 08/18/2014-05/10/2019; Cost $961,977)(d)	8.00%	07/18/2021		973	973,366

Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	10/04/2024		4,901	4,758,084

Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	04/29/2024		2,004	1,986,813

Perspecta, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	05/30/2025		2,067	2,033,216

TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.41%	05/30/2025		12,410	11,809,107

Term Loan F (1 mo. USD LIBOR + 2.25%)	2.41%	12/09/2025		1,363	1,295,793

Term Loan G (1 mo. USD LIBOR + 2.25%)	2.41%	08/22/2024		2,951	2,810,828

Xebec Global Holdings LLC, Term Loan (1 wk. USD LIBOR + 5.25%) (Acquired 02/12/2018-12/09/2019; Cost $4,392,423)(d)	6.25%	02/12/2024		4,402	4,385,890

					44,439,889

Air Transport-2.77%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	06/27/2025		47	29,507

Avolon TLB Borrower 1 (US) LLC
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	2.50%	01/15/2025		2,525	2,444,945

Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		10,997	10,402,920

Delta Air Lines, Inc.
Delayed Draw Term Loan(d)(f)	-	03/16/2021		10,999	10,613,570

Term Loan B(f)	-	05/01/2023		7,861	7,855,457

eTraveli Group Holding AB (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	08/02/2024	EUR	2,121	2,104,474

JetBlue Airways Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.25%	07/01/2024		2,293	2,291,662

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		6,961	7,046,237

United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	04/01/2024		103	97,062

WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		154	129,060

					43,014,894

Automotive-2.43%
American Axle & Manufacturing, Inc., Term Loan B (f)	-	04/06/2024		765	747,498

Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.75%)	5.91%	05/22/2025		3,941	3,773,816

Belron Finance US LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.50%)	2.77%	10/30/2026		1,824	1,800,259

Dayco Products LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	4.51%	05/19/2023		2,178	1,394,037

Garrett Borrowing LLC
Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	09/27/2025	EUR	306	334,509

Term Loan B (3 mo. USD LIBOR + 3.25%)	3.54%	09/27/2025		1,419	1,290,943

Goodyear Tire & Rubber Co. (The), Second Lien Term Loan(f)	-	03/03/2025		1,073	1,035,425

IAA Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	2.44%	06/28/2026		2,248	2,225,359

Mavis Tire Express Services Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	3.56%	03/20/2025		859	828,819

Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	11/06/2024		937	918,479

Panther BF Aggregator 2 L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	04/30/2026		4,627	4,548,439

Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	05/22/2024		2,790	2,594,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Automotive-(continued)
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		$8,104	$7,269,948

ThermaSys Corp.
PIK Term Loan, 12.00% PIK Rate
(Acquired 12/31/2018-06/30/2020; Cost $330,785)(d)(g)	12.00%	10/02/2023		352	306,553

Term Loan
(Acquired 12/31/2018-06/30/2020; Cost $2,161,066)(f)	-	01/01/2024		1,927	1,830,781

TI Group Automotive Systems LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	06/30/2022		839	826,419

Transtar Holding Co.
Delayed Draw Term Loan
(Acquired 07/06/2017; Cost $243,131)(d)(e)	0.00%	04/11/2022		244	243,738

First Lien Term Loan (2 mo. USD LIBOR + 4.25%)
(Acquired 03/19/13-06/13/2016; Cost $2,302,260)(d)	5.50%	04/11/2022		2,289	2,151,638

PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate
(Acquired 04/11/2017-04/13/2020; Cost $822,591)(d)(g)	7.75%	04/11/2022		873	877,321

Visteon Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	03/25/2024		495	480,303

Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	02/05/2026		172	166,291

Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.45%	04/04/2025		2,243	2,155,959

					37,801,048

Beverage & Tobacco-0.45%
AI Aqua Merger Sub, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)(d)	4.32%	12/13/2023		2,505	2,430,434

First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)(d)	5.32%	12/13/2023		706	691,897

First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)(d)	4.32%	12/13/2023		3,940	3,821,602

					6,943,933

Building & Development-1.99%
ACProducts, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	7.50%	08/18/2025		2,457	2,470,329

Advanced Drainage Systems, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	2.44%	09/30/2026		1,641	1,634,192

American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2027		5,571	5,442,701

Apcoa Parking Holdings GmbH (Germany)
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/20/2024	EUR	2,782	3,118,947

Term Loan B-2 (3 mo. EURIBOR + 7.25%)	7.25%	03/20/2024	EUR	370	435,680

Forterra Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	10/25/2023		1,668	1,644,745

LSF10 Wolverine Investments S.C.A. (Luxembourg), Term Loan C-1(f)	-	09/30/2026	EUR	1,212	1,396,532

Neptune Bidco S.a r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	02/03/2027	EUR	1,058	1,193,199

Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	11/15/2023		1,032	1,007,725

Quimper AB (Sweden), Second Lien Term Loan (6 mo. EURIBOR + 8.25%) (Acquired 03/01/2019-03/07/2019; Cost $957,923)	8.25%	02/13/2027	EUR	857	992,349

Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.75%)(d)	3.50%	12/15/2023		4,720	4,720,002

Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.00%	02/08/2025		4,197	4,018,418

Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.00%	07/24/2024		2,910	2,844,744

					30,919,563

Business Equipment & Services-8.10%
Allied Universal Holdco LLC, Term Loan (f)	-	07/10/2026		206	204,625

Alorica, Inc.
Delayed Draw Term Loan(d)(e)	0.00%	10/02/2020		372	369,696

Delayed Draw Term Loan (1 mo. PRIME + 6.50%)(d)	9.75%	10/02/2020		168	166,553

PIK Term Loan, 1.13% PIK Rate, 8.00% Cash Rate(g)	8.00%	06/30/2022		391	321,065

Term Loan B (3 mo. PRIME + 3.25%)	6.50%	10/02/2020		540	536,586

Asplundh Tree Expert LLC, Term Loan(f)	-	08/15/2027		1,534	1,536,218

AVS Group GmbH (Germany), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/17/2026	EUR	518	601,648

Blackhawk Network Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	06/15/2025		63	59,644

Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.19%	06/15/2026		752	692,057

Blucora, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)(d)	5.00%	05/22/2024		2,542	2,510,415

Brightview Landscapes LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	2.69%	08/15/2025		1,198	1,181,819

Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/30/2026		4,499	4,431,238

Cast & Crew Payroll LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	02/09/2026		1,286	1,218,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Business Equipment & Services-(continued)
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate(d)(g)	9.50%	08/15/2023		$1,068	$251,096

Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	02/15/2023		710	436,868

CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	7.41%	08/08/2026		234	210,966

Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%) (Acquired 07/26/2019-06/10/2020; Cost $713,063)(d)	11.00%	07/26/2023		732	724,250

Dakota Holding Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		6,785	6,778,264

Second Lien Term Loan B (1 mo. USD LIBOR + 8.00%)
(Acquired 03/06/2020; Cost $1,991,061)(d)	9.00%	03/06/2028		2,020	2,015,358

Term Loan (1 mo. EURIBOR + 4.00%)	4.00%	03/05/2027	EUR	981	1,141,009

Dream Secured Bondco AB (Sweden), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/06/2026	EUR	435	518,968

Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	02/08/2026		969	968,498

FleetCor Technologies Operating Co. LLC, Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	1.91%	08/02/2024		1,146	1,126,815

Garda World Security Corp. (Canada), Term Loan (3 mo. USD LIBOR + 4.75%)	4.93%	10/30/2026		1,286	1,285,592

GI Revelation Acquisition LLC
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.16%	04/16/2025		1,512	1,447,505

Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)(d)	9.16%	04/16/2026		1,148	1,062,215

GlobalLogic Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	08/01/2025		10	9,360

Term Loan B-2(d)(f)	-	08/13/2027		1,990	1,984,908

Holding Socotec (France), Term Loan B-4 (1 wk. EURIBOR + 4.00%)	4.00%	07/29/2024	EUR	1,072	1,214,166

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B(d)	5.13%	06/23/2024	GBP	1,089	1,266,069

Inmar, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	05/01/2024		737	692,843

Institutional Shareholder Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)
(Acquired 03/05/2019; Cost $2,814,483)(d)	5.57%	03/05/2026		2,838	2,781,225

Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	9.57%	03/05/2027		1,946	1,819,737

ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan (6 mo. USD LIBOR + 4.00%)	5.07%	11/21/2024		453	444,478

KAR Auction Services, Inc., Term Loan B-6 (3 mo. USD LIBOR + 2.25%)	2.44%	09/15/2026		3,801	3,696,625

Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		2,849	2,720,174

First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		443	421,713

KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	02/05/2027		3,872	3,864,632

Learning Care Group (US) No. 2, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/13/2025		2	2,071

Monitronics International, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		12,538	9,547,769

Term Loan (1 mo. USD LIBOR + 5.00%)	6.50%	08/30/2024		9,269	9,014,537

On Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	04/02/2025		1,067	1,053,862

Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	11/18/2026		5,023	4,874,091

Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.25%	09/23/2026		9,230	9,212,439

Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	01/29/2025		128	118,041

Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.66%	11/08/2024		516	496,433

ServiceMaster Co. (The), Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	10/30/2026		908	896,835

Speedster Bidco GmbH (Germany)
Second Lien Term Loan (1 mo. EURIBOR + 4.25%)	6.25%	02/14/2028	EUR	470	546,326

Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	02/14/2027	EUR	2,344	2,706,942

Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	11/14/2022		11,491	11,237,201

Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/30/2025		5,280	5,317,883

Tempo Acquisition LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	3.75%	10/01/2026		2	1,664

Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	11/16/2026		523	511,839

Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 08/22/2016-06/15/2020; Cost $5,671,939)(d)	5.00%	05/21/2026		5,737	5,715,864

Verra Mobility Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.56%	02/28/2025		2,422	2,370,539

Wash MultiFamily Acquisition, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	05/16/2022		1,068	1,042,601

First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	05/16/2022		219	213,738

West Corp., Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.50%	10/10/2024		2,163	1,927,286

WEX, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	05/17/2026		5,604	5,441,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Business Equipment & Services-(continued)
WowMidco S.A.S. (France), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.93%	08/08/2026	GBP	704	$920,592

					125,883,162

Cable & Satellite Television-4.15%
Altice Financing S.A. (Luxembourg), Term Loan (1 mo. USD LIBOR + 2.75%)	2.92%	01/31/2026		$1,855	1,771,280

Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	01/03/2025		6,991	6,800,682

Cable One, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	05/01/2024		339	338,368

Charter Communications Operating LLC, Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	04/30/2025		38	37,577

CSC Holdings LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	01/15/2026		914	885,280

Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	07/17/2025		3,406	3,299,734

Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2027		593	576,580

ION Media Networks, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	3.19%	12/18/2024		1,708	1,670,953

Mediacom Illinois LLC, Term Loan N (1 wk. USD LIBOR + 1.75%)	1.87%	02/15/2024		442	439,722

Numericable-SFR S.A. (France), Incremental Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	4.75%	08/14/2026		3,197	3,163,418

Telenet Financing USD LLC, Term Loan AR (1 mo. USD LIBOR + 2.00%)	2.16%	04/15/2028		7,077	6,838,246

UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.41%	04/30/2028		260	253,614

Term Loan B-1(f)	-	01/31/2029	EUR	371	438,651

Term Loan B-1(f)	-	01/31/2029		4,988	4,952,673

Term Loan B-2(f)	-	01/31/2029	EUR	371	438,651

Term Loan B-2(f)	-	01/31/2029		4,988	4,952,673

Virgin Media Bristol LLC (United Kingdom), Term Loan N (1 mo. USD LIBOR + 2.50%)	2.66%	01/31/2028		17,370	16,954,322

Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2028		10,598	10,274,938

Ziply (Northwest) Fiber, Term Loan B (1 mo. USD LIBOR + 5.50%)	5.66%	04/30/2027		314	314,825

					64,402,187

Chemicals & Plastics-3.41%
Aruba Investments, Inc.
Term Loan (6 mo. EURIBOR + 4.25%)	4.25%	07/01/2025	EUR	274	326,564

Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	07/07/2025		439	439,567

Ascend Performance Materials Operations LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.25%	08/27/2026		7,425	7,409,144

Axalta Coating Systems US Holdings, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.06%	06/01/2024		85	83,071

BASF Construction Chemicals (Germany), Term Loan B-1(f)	-	07/30/2027	EUR	512	609,936

BCPE Max Dutch Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/31/2025	EUR	750	886,965

Cabot Microelectronics Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	2.19%	11/17/2025		2,457	2,414,486

Charter NEX US, Inc., First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	05/16/2024		896	884,104

Colouroz Investment LLC (Germany)
First Lien Term Loan(f)	-	09/21/2023	EUR	2,229	2,367,704

First Lien Term Loan B-2(f)	-	09/21/2023		1,351	1,212,563

First Lien Term Loan B-4(f)	-	09/06/2021	EUR	22	23,165

First Lien Term Loan B-5(f)	-	09/07/2021	EUR	298	316,835

First Lien Term Loan B-6(f)	-	09/07/2021	EUR	44	46,494

First Lien Term Loan B-7(f)	-	09/07/2021	EUR	107	113,831

First Lien Term Loan C(f)	-	09/21/2023		222	199,434

Emerald Performance Materials LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	08/11/2025		718	719,414

Encapsys LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.25%	11/07/2024		15	15,249

Ferro Corp.
Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		93	91,668

Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		300	296,111

Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		294	289,811

H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	10/20/2024		2,387	2,336,326

Hexion International Holdings B.V. (Netherlands)
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	06/26/2026	EUR	767	885,012

Term Loan B (3 mo. USD LIBOR + 3.50%)	3.80%	07/01/2026		1,734	1,713,516

Ineos US Finance LLC, Term Loan (2 mo. USD LIBOR + 2.00%)	2.21%	03/31/2024		112	109,271

Invictus US NewCo LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	03/28/2025		2,653	2,553,541

Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	6.91%	03/30/2026		1,149	965,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Chemicals & Plastics-(continued)
KPEX Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.07%	01/31/2026		$448	$349,358

Term Loan (3 mo. USD LIBOR + 3.25%)	4.32%	01/31/2025		1,024	910,338

Lummus Technology, Term Loan (1 mo. USD LIBOR + 4.00%)	4.31%	06/30/2027		2,068	2,061,122

Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.81%	03/02/2026		11,466	11,266,661

Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	3.81%	11/14/2025		1,634	1,535,958

Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.69%	10/14/2024		759	742,232

Perstorp Holding AB (Sweden)
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/26/2026	EUR	408	441,364

Term Loan B (1 mo. USD LIBOR + 4.75%)	5.82%	02/27/2026		1,129	1,014,132

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	11/20/2023		246	242,974

Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		6,264	6,111,615

Tronox Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.31%	09/23/2024		44	43,660

Univar, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.00%)	2.16%	07/01/2026		886	864,537

					52,892,987

Clothing & Textiles-0.71%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	09/29/2024		427	422,992

International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.37%	05/01/2024		681	507,569

Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%) (Acquired 05/08/2019; Cost $971,999)(d)	4.42%	05/17/2026		981	970,552

Mascot Bidco Oy (Finland)
Term Loan B	4.50%	03/30/2026	EUR	1,183	1,258,180

Term Loan B-2(f)	-	03/30/2026	EUR	619	694,375

Tumi, Inc.
Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	04/25/2025		7,242	7,105,810

Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	04/25/2025		88	83,055

					11,042,533

Conglomerates-0.49%
APi Group DE, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026		4,022	3,960,220

Gates Global LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.75%	04/01/2024		1,227	1,216,095

Safe Fleet Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		1,153	1,088,200

First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	4.75%	02/03/2025		841	798,605

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.75%	02/02/2026		580	489,441

					7,552,561

Containers & Glass Products-3.78%
Berlin Packaging LLC
Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	11/07/2025		241	235,207

Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	3.31%	11/07/2025		1,398	1,362,081

Berry Global, Inc.
Term Loan W (3 mo. USD LIBOR + 2.00%)	2.16%	10/01/2022		3,401	3,364,498

Term Loan X (3 mo. USD LIBOR + 2.00%)	2.16%	01/19/2024		672	663,774

Term Loan Y (1 mo. USD LIBOR + 2.00%)	2.16%	07/01/2026		18,428	17,918,756

BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	3.52%	04/03/2024		557	530,737

Consolidated Container Co. LLC
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	05/22/2024		1,627	1,619,309

Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	06/14/2026		1,590	1,573,217

Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.25%)(d)	5.00%	03/21/2024		9,445	8,842,641

Flex Acquisition Co., Inc., Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	3.55%	06/29/2025		3,919	3,780,540

Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.20%	10/19/2023		1,181	1,149,978

Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.52%	10/21/2024		393	366,838

Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	07/29/2027		1,035	1,034,965

Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		4,279	3,562,415

Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	5,526	6,084,133

Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,352	1,488,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Containers & Glass Products-(continued)
Klockner Pentaplast of America, Inc.
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	927	$1,045,763

Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	06/30/2022		$850	828,830

Libbey Glass, Inc.
DIP Term Loan (1 mo. USD LIBOR + 1.00%)(d)	4.00%	11/30/2020		394	396,050

DIP Term Loan (1 mo. USD LIBOR + 11.00%)(d)	12.00%	01/01/2021		417	447,928

PIK Term Loan 5.75% PIK Rate(g)(h)(i)	5.75%	04/09/2021		1,111	195,666

Refresco Group N.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	450	529,613

Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	3.51%	03/28/2025		151	147,238

Reynolds Group Issuer, Inc./LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.90%	02/05/2023		253	249,962

TricorBraun, Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	4.75%	11/30/2023		232	228,888

Trident TPI Holdings, Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	10/17/2024		571	563,824

Term Loan B-2 (3 mo. EURIBOR + 3.25%)	3.25%	10/17/2024	EUR	442	515,050

					58,726,659

Cosmetics & Toiletries-1.08%
Alphabet Holding Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	09/26/2024		4,151	4,054,679

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	7.91%	09/26/2025		2,470	2,396,900

Anastasia Parent LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.06%	08/11/2025		1,528	659,257

Coty, Inc.
Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	04/05/2025		8,589	7,595,532

Term Loan B (1 mo. USD LIBOR + 2.50%)	2.50%	04/07/2025	EUR	528	577,588

KDC/One (Canada), Term Loan(f)	-	12/22/2025	EUR	157	185,356

Parfums Holding Co., Inc., First Lien Term Loan(f)	-	06/30/2024		244	239,126

Rodenstock GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.25%)	5.25%	06/05/2026	EUR	871	1,018,444

					16,726,882

Drugs-0.02%
Catalent Pharma Solutions, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.25%	05/17/2026		88	87,933

Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.11%	11/15/2027		209	204,839

					292,772

Ecological Services & Equipment-0.29%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	3.00%	11/10/2023		450	448,701

GFL Environmental, Inc. (Canada), Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/30/2025		1,411	1,406,768

Patriot Container Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	03/20/2025		535	523,165

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.75%	03/20/2026		322	288,943

Tunnel Hill Partners L.P., Term Loan (1 mo. USD LIBOR + 3.50%)	3.81%	02/06/2026		499	484,165

WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	08/11/2023		1,352	1,349,015

					4,500,757

Electronics & Electrical-10.72%
Applied Systems, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	09/19/2024		21	20,964

Boxer Parent Co., Inc.
Term Loan (1 mo. USD LIBOR + 4.25%)	4.41%	10/02/2025		2,060	2,026,722

Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	10/02/2025	EUR	390	460,531

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.16%	04/18/2025		1,186	1,170,117

Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.48%	10/14/2024	GBP	2,136	2,766,297

Cision Ltd.
Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	02/01/2027	EUR	443	504,511

Term Loan (3 mo. USD LIBOR + 3.75%)	4.06%	02/01/2027		2,797	2,702,443

CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	04/06/2026		5,075	4,985,061

Cornerstone OnDemand, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.43%	04/22/2027		1,817	1,817,244

Dedalus Finance GmbH (Germany), Term Loan B(f)	-	07/16/2027	EUR	1,810	2,117,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Electronics & Electrical-(continued)
Diebold Nixdorf, Inc.
Term Loan B (1 mo. USD LIBOR + 2.75%)	2.94%	11/06/2023		$2,812	$2,722,414

Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	11/06/2023	EUR	2,460	2,774,035

Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.44%	12/17/2025		417	414,953

ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	05/06/2026		2,754	2,644,123

Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	07/04/2025	EUR	2,794	3,151,077

Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		1,453	1,372,716

Go Daddy Operating Co. LLC
Term Loan B(f)	-	08/12/2027		6,568	6,530,746

Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.91%	02/15/2024		4,914	4,841,856

Hyland Software, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.75%	07/07/2025		665	666,557

IGT Holding IV AB (Sweden)
Term Loan B (2 mo. EURIBOR + 3.75%)	3.75%	07/29/2024	EUR	851	981,815

Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	07/29/2024		1,676	1,617,372

Imperva, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		1,845	1,776,097

ION Corp.
Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	10/02/2025	EUR	2,082	2,405,955

Term Loan (3 mo. USD LIBOR + 4.25%)	5.32%	10/02/2025		856	851,282

LogMeIn, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.91%	08/28/2027		8,795	8,591,449

Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.00%	05/08/2025		4,670	4,693,232

McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.91%	09/30/2024		208	206,521

Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		1,729	1,715,126

Microchip Technology, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.17%	05/29/2025		4,292	4,232,254

MKS Instruments, Inc., Term Loan B-6 (3 mo. USD LIBOR + 1.75%)	1.91%	02/02/2026		857	840,086

MTS Systems Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)(d)	4.00%	07/05/2023		756	754,238

Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	6.07%	04/29/2026		4,087	3,474,017

NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	2.66%	08/28/2026		4,744	4,619,322

Neustar, Inc.
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.57%	08/08/2024		4,552	4,294,708

Term Loan B-5 (1 mo. USD LIBOR + 4.50%)	5.57%	08/08/2024		1,703	1,622,988

Oberthur Technologies of America Corp., Term Loan B	3.75%	01/10/2024	EUR	3,267	3,713,038

ON Semiconductor Corp., Term Loan B-4 (3 mo. USD LIBOR + 2.00%)	2.16%	09/19/2026		3,398	3,356,000

Open Text Corp. (Canada), Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	05/30/2025		72	71,371

Optiv, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.25%	01/31/2025		1,215	954,101

Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		5,654	4,956,305

Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	5.25%	01/02/2025		3,606	3,155,525

Project Leopard Holdings, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	07/07/2023		2,578	2,544,777

Term Loan (6 mo. USD LIBOR + 4.50%)	5.50%	07/07/2023		849	838,628

Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.51%	05/16/2025		10,987	10,792,047

Renaissance Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	05/30/2025		45	44,479

Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.16%	05/29/2026		773	735,501

Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	04/24/2022		8,413	7,518,446

Sandvine Corp.
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	4.66%	10/31/2025		3,967	3,887,228

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 10/31/2018; Cost $554,550)(d)	8.16%	11/02/2026		564	485,180

Science Applications International Corp.
Incremental Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/30/2027		1,340	1,334,935

Term Loan B (1 mo. USD LIBOR + 1.88%)	2.03%	10/31/2025		2,826	2,778,635

Severin Acquisition LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	3.41%	08/01/2025		8	7,882

SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	3.75%	05/16/2025		539	519,533

Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.83%	03/05/2027		1,205	1,180,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Electronics & Electrical-(continued)
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		$4,863	$4,735,398

Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		3,416	3,326,947

Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		4,463	4,349,095

Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.25%)	3.25%	09/29/2023		1,458	1,444,903

TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.91%	06/30/2026		1,670	1,622,773

TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.66%	09/28/2024		1,843	1,810,889

Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	05/04/2026		6,621	6,583,373

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		198	202,541

Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	05/04/2026		805	805,707

Veritas US, Inc.
Term Loan (3 mo. EURIBOR + 4.50%)	4.02%	01/27/2023	EUR	297	349,356

Term Loan B-1(f)	-	08/13/2025	EUR	307	359,960

WebPros, Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 05/11/2020; Cost $2,759,220)(d)	5.75%	02/18/2027		2,933	2,881,909

Xperi Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.16%	06/02/2025		2,907	2,849,020

					166,562,667

Equipment Leasing-0.14%
Delos Finance S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 1.75%)	2.06%	10/06/2023		2,071	2,021,073

Irel AcquiCo Gmbh (Germany), First Lien Incremental Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	05/29/2026	EUR	181	213,298

					2,234,371

Financial Intermediaries-0.87%
Edelman Financial Center LLC (The), First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.17%	07/19/2025		754	732,895

Evergood 4 APS (Denmark)
Second Lien Term Loan (3 mo. EURIBOR + 7.00%)
(Acquired 09/27/2018; Cost $1,371,837)	8.00%	02/06/2027	EUR	1,154	1,363,355

Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	02/06/2025	EUR	973	1,151,516

Everi Payments, Inc., Term Loan B (1 mo. USD LIBOR + 10.50%)(d)	11.50%	05/09/2024		292	301,204

Fiserv Investment Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.02%	02/10/2027		1,132	1,129,935

LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.92%	11/12/2026		1,327	1,303,464

RPI 2019 Intermediate Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		3,685	3,677,432

RPI Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		2,476	2,469,248

SGG Holdings S.A. (Luxembourg), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	1,208	1,385,380

Stiphout Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.25%	10/26/2023		43	38,963

					13,553,392

Food Products-1.78%
Arnott’s Biscuits Ltd., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	12/18/2026		766	761,221

Biscuit International S.A.S. (De Banketgroep Holding International B.V.) (France), First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2027	EUR	685	787,302

CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)(d)	2.91%	03/31/2025		1,195	1,158,831

CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 6.25%)	7.25%	01/04/2022		6,189	5,811,635

Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	04/06/2024		1,502	1,490,019

Froneri International PLC (United Kingdom)
Second Lien Term Loan (3 mo. EURIBOR + 5.75%)	5.75%	01/28/2028	EUR	126	151,368

Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)(d)	5.91%	01/29/2028		1,365	1,354,470

H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		502	499,995

Term Loan (1 mo. USD LIBOR + 3.69%)	3.84%	05/23/2025		5,397	5,260,730

Hostess Brands LLC, First Lien Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	08/03/2025		620	610,853

Manna Pro Products LLC
Delayed Draw Term Loan (1 mo. USD LIBOR + 6.00%)

(Acquired 05/30/2019; Cost $662,016)(d)	7.00%	12/08/2023		651	582,682

Delayed Draw Term Loan
(Acquired 05/30/2019; Cost $144,156)(d)(e)	0.00%	12/08/2023		161	144,156

Incremental Term Loan (1 mo. USD LIBOR + 6.00%)
(Acquired 05/30/2019; Cost $2,698,688)(d)	7.00%	12/08/2023		2,719	2,433,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                     Invesco Floating Rate ESG Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value

Food Products-(continued)
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	2.41%	05/15/2024		$2,461	$2,405,635

Shearer’s Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	7.75%	06/30/2022		449	447,485

Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	03/31/2022		3,707	3,714,696

					27,614,935

Food Service-2.44%
Aramark Services, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.91%	03/11/2025		384	367,289

Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	01/15/2027		1,516	1,452,147

Carlisle FoodService Products, Inc., Term Loan (1 mo. USD LIBOR + 3.00%) (Acquired 03/16/2018-07/30/2019; Cost $1,217,639)	4.00%	03/20/2025		1,246	1,134,005

Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	02/06/2025		113	109,869

Term Loan B (3 mo. USD LIBOR + 4.00%)	5.07%	02/06/2025		1,243	1,208,331

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2025	EUR	1,982	2,288,416

Term Loan B (3 mo. GBP LIBOR + 4.75%)	5.35%	02/07/2025	GBP	1,606	2,073,779

Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	07/20/2025		2,562	2,449,212

New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	11/19/2026		18,436	17,790,509

NPC International, Inc., Second Lien Term Loan(h)(i)	0.00%	04/18/2025		668	50,975

Pizza Hut Holdings LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.90%	04/03/2025		24	23,200

Restaurant Technologies, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	10/01/2025		93	89,759

US Foods, Inc.
Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.07%	08/15/2026		2,026	1,949,399

Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	06/27/2023		5,751	5,560,280

Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	5.50%	11/29/2024		1,362	1,361,497

					37,908,667

Health Care-2.38%
Acadia Healthcare Co., Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	2.66%	02/11/2022		650	645,148

Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.66%	02/16/2023		4,400	4,369,149

AI Sirona (Luxembourg) Acquisition S.a.r.l. (Luxembourg), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	07/10/2025	EUR	1,159	1,350,106

Biogroup-LCD (France)
First Lien Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2026	EUR	1,343	1,537,539

Term Loan(f)	-	04/25/2026	EUR	702	815,815

Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	04/25/2026	EUR	851	982,394

Cheplapharm Arzneimittel GmbH (Germany), Term Loan B-4 (1 mo. EURIBOR + 3.50%)	3.50%	07/14/2025	EUR	473	554,921

Dentalcorp Perfect Smile ULC (Canada)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	06/06/2025		100	94,729

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	06/08/2026		2,075	1,844,335

Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.90%	02/04/2027		2,807	2,756,447

EyeCare Partners LLC
Delayed Draw Term Loan(e)	0.00%	02/05/2027		38	35,954

Term Loan B (1 mo. USD LIBOR + 3.75%)	4.82%	02/05/2027		164	153,705

Femur Buyer, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.81%	03/05/2026		35	31,957

HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	4.66%	08/06/2026		3,333	3,326,486

IQVIA, Inc.
Incremental Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	1.91%	01/17/2025		1,778	1,744,722

Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	1.91%	03/07/2024		155	152,377

Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.06%	06/11/2025		53	51,837
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	2,795	3,160,227

Milano Acquisition Corp., Term Loan B(f)	-	08/13/2027		3,900	3,880,584

Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. GBP LIBOR + 4.50%)	4.57%	08/21/2026	GBP	486	629,168

Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	06/30/2025		571	551,105

Prophylaxis B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	06/05/2025	EUR	2,577	2,083,874

Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (3 mo. USD LIBOR + 4.25%)	5.32%	07/23/2026		963	961,878

Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	09/02/2024		32	29,926

Synlab Bondco PLC (United Kingdom), First Lien Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	07/01/2026	EUR	1,065	1,251,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                     Invesco Floating Rate ESG Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value

Health Care-(continued)
Terveys-ja hoivapalvelut Suomi Oy (Finland), Second Lien Term Loan (3 mo. EURIBOR + 7.25%)	7.25%	07/19/2026	EUR	986	$1,053,263

Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(e)	0.00%	04/01/2021	EUR	1,850	2,079,097

Upstream Newco, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	4.66%	10/22/2026		$914	865,651

					36,994,260

Home Furnishings-1.07%
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	08/05/2024		739	729,056

Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	11/29/2024	EUR	2,200	1,601,606

Serta Simmons Bedding LLC

First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		1,464	1,460,473

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		5,513	4,479,372

SIWF Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.32%	06/15/2025		3,455	3,282,729

TGP Holdings III LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	09/25/2024		4,274	4,152,778

Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	09/25/2025		1,002	921,430

					16,627,444

Industrial Equipment-2.92%
Alpha AB Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/30/2025	EUR	1,073	1,210,017

Altra Industrial Motion Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	10/01/2025		196	192,217

CIRCOR International, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/11/2024		782	765,485

Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	01/31/2024		86	85,309

Crosby US Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	4.93%	06/27/2026		1,256	1,177,939

Delachaux Group S.A. (France), Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	5.36%	04/16/2026		928	885,832

DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	08/29/2023		196	190,047

Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024		416	408,130

First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	07/19/2024		1,180	1,149,644

Gardner Denver, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	03/01/2027		2,522	2,502,371

Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	03/31/2027		3,869	3,763,392

Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027		5,712	5,556,046

Term Loan B-2 (3 mo. EURIBOR + 2.00%)	2.00%	03/01/2027	EUR	312	367,609

Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	12/13/2026		74	74,200

Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)(d)	2.31%	01/02/2027		3,798	3,721,596

Kantar (United Kingdom)
Term Loan B(f)	-	10/23/2024		1,570	1,508,909

Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	12/04/2026	EUR	1,287	1,477,350

Term Loan B-2 (3 mo. EURIBOR + 4.75%)	4.75%	12/04/2026	EUR	783	899,103

MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 2.75%)	3.50%	07/31/2025		2,489	2,475,737

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018-05/10/2019; Cost $1,267,309)(d)	5.00%	03/08/2025		1,271	896,367

North American Lifting Holdings, Inc.
DIP Term Loan (1 mo. USD LIBOR + 9.00%)(d)	10.00%	02/25/2021		29	28,880

First Lien Term Loan(i)	0.00%	11/27/2020		286	196,195

Robertshaw US Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	02/28/2025		2,642	2,236,097

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.00%	02/28/2026		1,177	686,480

S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	08/14/2026		451	445,789

Terex Corp.
Term Loan (2 mo. USD LIBOR + 2.00%)	2.75%	01/31/2024		190	185,146

Term Loan (1 mo. USD LIBOR + 2.75%)(d)	3.50%	01/31/2024		324	319,381

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	06/30/2027	EUR	668	793,385

Term Loan B(f)	-	06/30/2027		11,195	11,124,598

					45,323,251

Insurance-0.69%
Andromeda Investissement S.A. (France), Term Loan B-3 (3 mo. EURIBOR + 3.75%)	3.75%	06/12/2026	EUR	1,300	1,541,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                     Invesco Floating Rate ESG Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value

Insurance-(continued)
Financiere CEP (France), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	06/18/2027	EUR	1,097	$1,306,265

HUB International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	3.26%	04/25/2025		$8	7,965

Ryan Specialty Group LLC, Term Loan(f)	-	07/23/2027		2,905	2,899,161

Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	12/31/2025		2,979	2,884,683

USI, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.31%	11/30/2026		2,102	2,076,629

					10,716,700

Leisure Goods, Activities & Movies-2.68%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		8,677	8,457,038

AMC Entertainment, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.08%	04/22/2026		689	530,554

Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2023		5,060	5,066,498

Banijay Entertainment S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/01/2025	EUR	410	478,532

Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	2.50%	11/07/2023		134	130,789

Crown Finance US, Inc.
Term Loan(f)	-	02/28/2025	EUR	358	292,472

Term Loan (3 mo. USD LIBOR + 2.25%)	3.32%	02/28/2025		3,180	2,512,220

Term Loan (3 mo. USD LIBOR + 2.50%)	3.57%	09/20/2026		5,679	4,413,065

CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	3.50%	11/08/2023		1,902	1,849,091

Dorna Sports S.L. (Spain)
Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	3.86%	04/12/2024		2,958	2,772,748

Term Loan B-2 (3 mo. EURIBOR + 3.25%)	3.25%	05/03/2024	EUR	347	396,399

Fitness International LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.32%	04/18/2025		728	424,736

Fugue Finance B.V., Incremental Term Loan (3 mo. EURIBOR + 1.50%)	3.25%	08/30/2024	EUR	813	933,852

Invictus Media S.L.U. (Spain)
Term Loan A-1 (3 mo. EURIBOR + 4.25%)	4.25%	06/26/2024	EUR	515	556,254

Term Loan A-2 (3 mo. EURIBOR + 4.25%)	4.25%	06/26/2024	EUR	319	344,995

Term Loan B-1 (6 mo. EURIBOR + 4.75%)	4.75%	06/26/2025	EUR	1,357	1,434,806

Term Loan B-2 (6 mo. EURIBOR + 4.75%)	4.75%	06/26/2025	EUR	816	862,792

Lakeland Tours LLC
DIP Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 07/30/2020; Cost $363,722)(d)	13.25%	01/20/2021		398	391,659

Term Loan(h)(i)	5.25%	12/16/2024		2,410	1,261,151

Live Nation Entertainment, Inc., Term Loan B-4 (3 mo. USD LIBOR + 1.75%)	1.94%	10/19/2026		486	455,161

Markermeer Finance B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	01/25/2027	EUR	1,836	2,074,105

Merlin Entertainments PLC (United Kingdom), Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	10/16/2026	EUR	1,010	1,105,115

Parques Reunidos (Spain), Incremental Term Loan B-2 (3 mo. EURIBOR + 7.50%)(f)	7.50%	09/27/2026	EUR	1,704	1,931,620

Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	02/22/2024		295	276,303

Seaworld Parks & Entertainment, Inc., Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	3.75%	04/01/2024		2,281	2,144,995

Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.91%	04/17/2026		446	420,655

Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	191	178,603

					41,696,208

Lodging & Casinos-3.34%
Aristocrat Technologies, Inc.
Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		2,616	2,629,204

Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.02%	10/19/2024		15	14,993

B&B Hotels S.A.S. (France)
Second Lien Term Loan B (3 mo. EURIBOR + 8.50%)	8.50%	07/31/2027	EUR	1,204	1,207,223

Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	5,078	5,342,978

Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.70%	06/30/2025		3,586	3,486,869

Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	12/23/2024		14,227	13,411,823

CityCenter Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		2,182	2,075,579

ESH Hospitality, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	09/18/2026		213	206,286

Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (1 mo USD LIBOR + 2.00%)	2.16%	11/30/2023		206	200,844

Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.93%	06/22/2026		1,918	1,853,072

PCI Gaming Authority, Term Loan B (1 mo. USD LIBOR + 2.50%)	2.66%	05/29/2026		2,627	2,554,217

Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.00%	10/15/2025		333	322,063

Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	08/14/2024		56	52,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value

Lodging & Casinos-(continued)
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	07/10/2025	$5,331	$5,344,455

Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027	7,576	7,200,691

Twin River Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	05/10/2026	2,073	1,975,940

VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.93%	12/20/2024	4,163	4,018,479

				51,897,098

Nonferrous Metals & Minerals-0.72%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	03/21/2025	1,800	1,799,758

Covia Holdings Corp., Term Loan(h)(i)	0.00%	06/01/2025	4,147	2,898,016

Form Technologies LLC
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	01/28/2022	3,676	3,207,013

Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	01/30/2023	25	14,485

Kissner Group, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	03/01/2027	3,192	3,192,913

U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	05/01/2025	167	134,941

				11,247,126

Oil & Gas-3.59%
BCP Raptor LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	06/24/2024	2,164	1,662,632

Blackstone CQP Holdco, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	09/30/2024	8,114	7,992,279

Brazos Delaware II LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.17%	05/21/2025	3,408	2,515,165

California Resources Corp.
Jr. DIP Term Loan(d)(f)	-	01/23/2021	2,339	2,382,441

Term Loan(i)	0.00%	12/31/2021	3,321	109,336

Term Loan(i)	0.00%	12/31/2022	3,947	1,498,103

Centurion Pipeline Co. LLC
Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	09/29/2025	1,330	1,283,510

Term Loan B-1(d)(f)	-	09/29/2025	1,248	1,210,399

Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	7.66%	03/06/2023	5,951	3,918,077

Encino Acquisition Partners Holdings LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.75%	10/29/2025	3,460	2,458,093

Fieldwood Energy LLC
DIP Delayed Draw Term Loan(d)(e)	0.00%	08/04/2021	1,317	1,351,976

DIP Term Loan (1 mo. USD LIBOR + 8.75%)(d)	9.75%	08/04/2021	146	150,220

First Lien Term Loan(i)	0.00%	04/11/2022	9,458	2,374,582

Second Lien Term Loan(i)	0.00%	04/11/2023	8,514	13,026

Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/23/2024	2,051	1,126,866

HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023	3,437	1,662,484

Lucid Energy Group II Borrower LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	02/17/2025	2,202	1,882,976

McDermott International Ltd.
LOC(d)(e)	0.00%	06/30/2024	6,610	6,048,442

Term Loan (1 mo. USD LIBOR + 3.00%)

(Acquired 06/30/2020; Cost $284,355)(d)	3.16%	06/30/2024	279	251,105

Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	06/30/2025	1,424	1,164,314

Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	09/29/2025	520	506,686

Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 7.50%)(d)	8.50%	07/31/2022	3,533	3,108,761

Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Acquired 07/18/2014; Cost $16,686)(d)(h)(i)	0.00%	07/16/2021	17	0

Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.00%)	7.31%	03/19/2024	6,469	4,641,536

Prairie ECI Acquiror L.P., Term Loan (3 mo. USD LIBOR + 4.75%)	4.91%	03/11/2026	3,476	3,141,712

Seadrill Operating L.P.
Revolver Loan (6 mo. USD LIBOR + 10.00%)
(Acquired 06/18/2014-07/11/2019; Cost $520,395)(d)	11.00%	02/21/2021	520	520,395

Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	02/21/2021	18,394	2,713,109

Southcross Energy Partners L.P., Revolver Loan(d)(e)	0.00%	01/31/2025	157	146,532

				55,834,757

Publishing-1.55%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	04/11/2025	1,712	1,647,638

Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.25%	06/07/2023	9,268	7,699,829

Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.76%	08/21/2026	5,878	5,365,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                     Invesco Floating Rate ESG Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value

Publishing-(continued)
Lamar Media Corp., Term Loan B (1 mo. USD LIBOR + 1.50%)	1.65%	01/09/2027		$3,101	$3,075,887

Nielsen Finance LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.75%	06/30/2025		6,320	6,358,384

					24,147,189

Radio & Television-2.17%
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	2.66%	01/02/2026		3,459	3,399,355

Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	01/17/2024		370	362,998

Nexstar Broadcasting, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	01/17/2024		1,442	1,413,342

Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.91%	09/18/2026		17,059	16,792,126

Sinclair Television Group, Inc.
Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	01/03/2024		7,514	7,343,159

Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026		4,415	4,314,100

					33,625,080

Rail Industries-0.05%
Genesee & Wyoming, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	2.31%	12/30/2026		799	788,047

Retailers (except Food & Drug)-1.25%
BJ’s Wholesale Club, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 2.75%)	2.16%	02/03/2024		75	74,326

Claire’s Stores, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	6.81%	12/18/2026		536	426,615

Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023		9,396	8,084,280

PetSmart, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/11/2022		10,834	10,830,600

					19,415,821

Surface Transport-0.95%
Kenan Advantage Group, Inc. (The)
Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022		1,080	1,047,124

Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022		3,632	3,522,513

Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.07%	10/12/2024		939	878,193

PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.75%	12/06/2024		3,397	3,349,535

U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.25%	06/26/2021		3,184	2,945,248

XPO Logistics, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	2.65%	02/24/2025		2,961	2,929,750

					14,672,363

Telecommunications-7.06%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/15/2027		10,729	10,397,274

Ciena Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	09/26/2025		337	335,910

Colorado Buyer, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	05/01/2024		3,567	3,031,953

Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024		16	14,272

Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	10/05/2023		4,744	4,641,165

Frontier Communications Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.75%)(h)	5.35%	06/15/2024		12,436	12,588,188

GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)(f)	2.41%	02/02/2022		1,631	1,610,965

Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/16/2024		1,026	1,021,613

Inmarsat Finance PLC (United Kingdom), Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/11/2026		3,792	3,699,458

Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)	6.50%	07/13/2021		305	310,993

DIP Term Loan(e)	0.00%	07/13/2021		311	310,993

Term Loan B-3(h)	0.00%	11/27/2023		6,208	6,273,099

Term Loan B-5 (1 mo. USD LIBOR + 8.63%)(h)	8.63%	01/02/2024		3,437	3,487,809

Iridium Satellite LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	11/04/2026		155	155,573

Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027		13,391	13,000,263

Masmovil (Lorca Finco PLC) (Spain), Term Loan B(f)	-	07/02/2027	EUR	1,786	2,103,771

Midcontinent Communications, Term Loan (1 mo. USD LIBOR + 2.25%)	1.91%	08/15/2026		172	168,536

MLN US HoldCo LLC
First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	4.65%	11/30/2025		6,057	5,160,726

Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	8.90%	11/30/2026		3,095	1,639,900

MTN Infrastructure TopCo, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024		2,199	2,187,793

Project Jerico (France), Term Loan B(f)	-	11/22/2026	EUR	872	998,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                     Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value

Telecommunications-(continued)
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	04/11/2025	$2,724	$2,666,534

Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.00%	03/09/2023	3,942	3,127,637

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	12/07/2026	17,805	17,313,971

TNS, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.16%	08/14/2022	133	131,740

U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.50%)	6.57%	05/02/2023	6,129	5,187,985

Windstream Services LLC
DIP Term Loan (1 mo. USD LIBOR + 2.50%)(h)	2.66%	02/26/2021	3,740	3,708,691

Term Loan B(f)	-	08/15/2027	4,485	4,393,058

Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	02/20/2027	31	29,873

				109,698,565

Utilities-4.07%
AI Alpine US Bidco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(d)	4.21%	10/25/2025	34	30,722

APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	04/19/2025	311	307,918

Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	05/27/2022	873	837,559

Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/01/2025	1,310	1,291,763

Calpine Construction Finance Co. L.P., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2025	9,720	9,444,774

Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.25%)	2.41%	01/15/2024	6,703	6,577,361

Term Loan (2 mo. USD LIBOR + 2.25%)	2.41%	04/05/2026	14,501	14,223,043

Term Loan B-10 (1 mo. USD LIBOR + 2.00%)	2.16%	08/12/2026	2,893	2,815,166

Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025	4,606	4,581,727

Granite Acquisition, Inc.
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	12/17/2021	3,556	3,541,486

Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	8.25%	12/19/2022	956	929,586

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026	9,062	8,985,996

Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.16%	08/28/2025	288	286,792

KAMC Holdings, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	4.26%	08/14/2026	1,862	1,656,120

Nautilus Power LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024	4,305	4,257,489

Pike Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.18%	07/24/2026	460	458,657

PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/06/2025	1,614	1,565,137

Revere Power LLC
Term Loan B (3 mo. USD LIBOR + 4.25%)	4.41%	03/27/2026	1,335	1,238,968

Term Loan C (3 mo. USD LIBOR + 4.25%)	4.41%	03/27/2026	141	131,187

USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	12/08/2023	16	15,788

				63,177,239

Total Variable Rate Senior Loan Interests (Cost $1,368,494,526)				1,288,875,007

U.S. Dollar Denominated Bonds & Notes-10.41%
Aerospace & Defense-0.63%
TransDigm, Inc.(j)	8.00%	12/15/2025	4,327	4,709,939

TransDigm, Inc.(j)	6.25%	03/15/2026	4,836	5,109,065

				9,819,004

Air Transport-0.44%
Delta Air Lines, Inc.(j)	7.00%	05/01/2025	1,737	1,903,438

Mesa Airlines, Inc., Class B(d)	5.75%	07/15/2025	2,880	2,445,489

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(j)	6.50%	06/20/2027	2,146	2,242,570

Park Aerospace Holdings Ltd. (Ireland)(j)	5.25%	08/15/2022	185	183,747

				6,775,244

Automotive-0.18%
Allison Transmission, Inc.(j)	5.88%	06/01/2029	1,581	1,733,353

Clarios Global L.P./Clarios US Finance Co.(j)	6.25%	05/15/2026	928	986,000

				2,719,353

Building & Development-0.12%
American Builders & Contractors Supply Co., Inc.(j)	4.00%	01/15/2028	1,479	1,525,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                     Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Building & Development-(continued)
Forterra Finance LLC/FRTA Finance Corp.(j)	6.50%	07/15/2025	$332	$353,995

				1,879,864

Business Equipment & Services-0.66%
Dun & Bradstreet Corp. (The)(j)	6.88%	08/15/2026	211	229,331

Prime Security Services Borrower LLC(j)	3.38%	08/31/2027	2,878	2,874,863

Prime Security Services Borrower LLC/Prime Finance, Inc.(j)	5.75%	04/15/2026	6,456	7,148,180

				10,252,374

Cable & Satellite Television-1.43%
Altice Financing S.A. (Luxembourg)(j)	5.00%	01/15/2028	584	600,828

Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026	4,971	5,311,265

Altice France S.A. (France)(j)	5.50%	01/15/2028	994	1,045,564

Altice France S.A. (France)(j)	7.38%	05/01/2026	1,392	1,479,278

CSC Holdings LLC(j)	5.75%	01/15/2030	551	601,281

CSC Holdings LLC(j)	5.50%	05/15/2026	10,933	11,481,946

Virgin Media Secured Finance PLC (United Kingdom)(j)	5.50%	08/15/2026	1,027	1,084,769

Ziggo B.V. (Netherlands)(j)	5.50%	01/15/2027	560	589,599

				22,194,530

Containers & Glass Products-0.60%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(j)	4.13%	08/15/2026	3,346	3,494,730

Berry Global, Inc.(j)	4.88%	07/15/2026	3,196	3,399,090

Mauser Packaging Solutions Holding Co.(j)	5.50%	04/15/2024	719	730,835

Reynolds Group Issuer, Inc./LLC(j)	5.13%	07/15/2023	1,648	1,674,285

				9,298,940

Drugs-0.02%
Catalent Pharma Solutions, Inc.(j)	5.00%	07/15/2027	322	340,254

Electronics & Electrical-2.76%
CommScope, Inc.(j)	5.50%	03/01/2024	490	506,594

CommScope, Inc.(j)	8.25%	03/01/2027	1,526	1,653,795

CommScope, Inc.(j)	6.00%	03/01/2026	6,816	7,250,963

Dell International LLC/EMC Corp.(j)	6.10%	07/15/2027	713	839,822

Dell International LLC/EMC Corp.(j)	5.85%	07/15/2025	1,304	1,531,689

Dell International LLC/EMC Corp.(j)	5.45%	06/15/2023	1,385	1,530,056

Dell International LLC/EMC Corp.(j)	6.20%	07/15/2030	3,498	4,244,511

Dell International LLC/EMC Corp.(j)	4.90%	10/01/2026	7,585	8,588,660

Dell International LLC/EMC Corp.(j)	5.30%	10/01/2029	10,478	11,958,797

Diebold Nixforf, Inc.(j)	9.38%	07/15/2025	3,146	3,389,815

Riverbed Technology, Inc.(j)	8.88%	03/01/2023	2,004	1,412,820

				42,907,522

Food Service-0.22%
eG Global Finance PLC (United Kingdom) (1 mo. USD LIBOR + 4.75%)(j)	4.91%	02/07/2025	2,476	2,564,467

New Red Finance, Inc. (Canada)(j)	5.75%	04/15/2025	840	898,019

				3,462,486

Health Care-0.02%
IQVIA, Inc.(j)	5.00%	05/15/2027	325	342,735

Industrial Equipment-0.64%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy)(j)	7.38%	08/15/2026	9,234	7,410,285

Vertical Holdco GmbH (Germany)(j)	7.63%	07/15/2028	1,173	1,239,715

Vertical US Newco, Inc. (Germany)(j)	5.25%	07/15/2027	1,291	1,347,481

				9,997,481

Leisure Goods, Activities & Movies-0.12%
AMC Entertainment Holdings, Inc.(j)	10.50%	04/15/2025	1,238	1,092,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                     Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Leisure Goods, Activities & Movies-(continued)
Seaworld Parks & Entertainment, Inc.(j)	8.75%	05/01/2025	$693	$734,147

				1,826,682

Lodging & Casinos-0.68%
Caesars Entertainment, Inc.(j)	6.25%	07/01/2025	5,778	6,122,976

ESH Hospitality, Inc.(j)	5.25%	05/01/2025	1,390	1,412,900

ESH Hospitality, Inc.(j)	4.63%	10/01/2027	2,965	2,968,647

				10,504,523

Publishing-0.51%
Clear Channel Worldwide Holdings, Inc.(j)	5.13%	08/15/2027	7,906	7,997,314

Radio & Television-0.68%
Diamond Sports Group LLC/Diamond Sports Finance Co.(j)	5.38%	08/15/2026	9,242	7,231,079

iHeartCommunications, Inc.	6.38%	05/01/2026	1,329	1,384,847

iHeartCommunications, Inc.(j)	4.75%	01/15/2028	581	557,348

iHeartCommunications, Inc.(j)	5.25%	08/15/2027	1,321	1,319,930

				10,493,204

Telecommunications-0.59%
CenturyLink, Inc.(j)	4.00%	02/15/2027	3,723	3,788,153

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(j)	6.75%	10/01/2026	1,053	1,088,855

Goodman Networks, Inc.	8.00%	05/11/2022	2,535	1,343,492

Windstream Escrow LLC / Windstream Escrow Finance Corp.(j)	7.75%	08/15/2028	2,919	2,926,910

Windstream Services LLC/Windstream Finance Corp.(h)(i)(j)	9.00%	06/30/2025	12	720

				9,148,130

Utilities-0.11%
Calpine Corp.(j)	4.50%	02/15/2028	495	513,968

Calpine Corp.(j)	5.25%	06/01/2026	1,208	1,263,236

				1,777,204

Total U.S. Dollar Denominated Bonds & Notes (Cost $162,116,387)				161,736,844

			Shares

Common Stocks & Other Equity Interests-1.71%(k)
Aerospace & Defense-0.15%
IAP Worldwide Services, Inc.(d)(l)			134	2,331,373

Automotive-0.04%
Dayco Products LLC(l)			3,261	23,642

Dayco Products LLC(l)			3,266	23,679

ThermaSys Corp.(l)			1,949,645	463,041

Transtar Holding Co., Class A(l)			3,149,478	155,899

				666,261

Building & Development-0.16%
Lake at Las Vegas Joint Venture LLC, Class A(d)(l)			518	0

Lake at Las Vegas Joint Venture LLC, Class B(d)(l)			4	0

Masonite International Corp.(l)			27,093	2,473,320

				2,473,320

Business Equipment & Services-0.06%
Atlas Acquisition Holdings Corp.(l)			43,971	256,505

Checkout Holding Corp.(l)			15,070	11,302

Crossmark Holdings, Inc.(l)			11,489	674,978

Crossmark Holdings, Inc., Wts., expiring 07/26/2024(d)(l)			519	0

				942,785

Cable & Satellite Television-0.10%
ION Media Networks, Inc.(l)			4,471	1,587,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                     Invesco Floating Rate ESG Fund

	Shares	Value

Drugs-0.00%
Envigo RMS Holding Corp., Class B(d)(l)	9,085	$73,043

Food Products-0.00%
QCE LLC(d)(l)	17	0

Health Care-0.00%
New Millennium Holdco(d)(l)	259,087	0

Lodging & Casinos-0.17%
Caesars Entertainment, Inc.(l)	19,983	915,222

Twin River Worldwide Holdings, Inc.	74,467	1,781,995

		2,697,217

Oil & Gas-0.25%
AF Global, Inc.(l)	1,049	20,980

Fieldwood Energy LLC(l)	53,244	5,324

Fieldwood Energy LLC(l)	14,375	1,437

HGIM Corp.(l)	6,310	37,860

HGIM Corp., Wts., expiring 07/02/2043(l)	28,193	169,158

McDermott International Ltd.(l)	629,763	1,857,801

NexTier Oilfield Solutions, Inc.(l)	77,159	194,441

Paragon Offshore Finance Co., Class A(l)	4,595	1,378

Paragon Offshore Finance Co., Class B(l)	2,298	14,937

Samson Investment Co., Class A(l)	261,209	1,044,836

Southcross Energy Partners L.P.(l)	91,325	12,786

Transocean Ltd.(l)	428,980	523,356

		3,884,294

Publishing-0.25%
Clear Channel Outdoor Holdings, Inc.(l)	722,969	845,874

F&W Publications, Inc.(d)(l)	288	0

Merrill Communications LLC, Class A(d)(l)	133,776	3,072,835

Tribune Publishing Co.	2,262	25,673

		3,944,382

Radio & Television-0.16%
iHeartCommunications, Inc., Class A(l)	46,393	427,744

iHeartCommunications, Inc., Class B(l)	29	225

iHeartCommunications, Inc., Wts., expiring 05/01/2039(l)	261,034	1,979,551

		2,407,520

Retailers (except Food & Drug)-0.04%
Claire’s Stores, Inc.(l)	692	262,527

Fullbeauty Brands Holdings Corp.(l)	6,173	9,260

Payless, Inc., Class A(d)(l)	145,505	1,455

Toys ’R’ Us-Delaware, Inc.(l)	11	287

Toys ’R’ Us-Delaware, Inc.(l)	11	27,643

Vivarte S.A.S.(d)(l)	233,415	241,499

		542,671

Surface Transport-0.28%
Commercial Barge Line Co.(l)	14,574	604,821

Commercial Barge Line Co., Series A, Wts., expiring 04/27/2045(l)	57,006	1,496,407

Commercial Barge Line Co., Series B, Wts., expiring 04/27/2045(l)	47,489	1,543,392

Commercial Barge Line Co., Wts., expiring 04/27/2045(l)	15,321	609,010

U.S. Shipping Corp.(d)(l)	6,189	62

U.S. Shipping Corp., CPR(d)(l)	87,805	48,293

		4,301,985

Telecommunications-0.02%
Consolidated Communications Holdings, Inc.(l)	32,797	255,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                     Invesco Floating Rate ESG Fund

			Shares		Value

Telecommunications-(continued)
Goodman Networks, Inc.(d)(l)				159,473	$0

					255,161

Utilities-0.03%
Bicent Power LLC, Series A, Wts. expiring 08/21/2022(d)(l)				101	0

Bicent Power LLC, Series B, Wts. expiring 08/21/2022(d)(l)				165	0

Vistra Operations Co. LLC(l)				605,602	0

Vistra Operations Co. LLC, Rts. expiring 12/31/2046(l)				410,978	452,076

					452,076

Total Common Stocks & Other Equity Interests (Cost $73,392,265)					26,559,293

	Interest Rate	Maturity Date		Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes-1.69%
Automotive-0.14%
Tenneco, Inc. (3 mo. EURIBOR + 4.88%)(j)(m)	4.88%	04/15/2024	EUR	2,000	2,194,046

Building & Development-0.07%
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(m)	5.13%	11/15/2022	EUR	291	279,979

Haya Finance 2017 S.A. (Spain)(j)	5.25%	11/15/2022	EUR	780	748,290

					1,028,269

Cable & Satellite Television-0.10%
Altice Finco S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	1,299	1,469,274

Electronics & Electrical-0.08%
Diebold Nixdorf Dutch Holding B.V.(j)	9.00%	07/15/2025	EUR	1,030	1,305,524

Financial Intermediaries-0.47%
AnaCap Financial Europe S.A. SICAV-RAIF (United Kingdom) (3 mo. EURIBOR + 5.00%)(j)(m)	5.00%	08/01/2024	EUR	500	500,857

Cabot Financial Luxembourg II S.A. (Luxembourg) (3 mo. EURIBOR + 6.38%)(j)(m)	6.38%	06/14/2024	EUR	597	720,089

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(j)(m)	4.50%	09/01/2023	EUR	1,847	2,048,454

Newday Bondco PLC (United Kingdom)(j)	7.38%	02/01/2024	GBP	1,370	1,652,795
Newday Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(m)	7.05%	02/01/2023	GBP	1,955	2,399,261

					7,321,456

Home Furnishings-0.47%
Very Group Funding PLC (The) (United Kingdom)(j)	7.75%	11/15/2022	GBP	5,630	7,275,667

Industrial Equipment-0.22%
Vertical Holdco GmbH (Germany)(j)	6.63%	07/15/2028	EUR	811	1,013,531

Vertical Midco GmbH (Germany) (3 mo. EURIBOR + 4.75%)(j)(m)	4.75%	07/15/2027	EUR	2,028	2,451,878

					3,465,409

Lodging & Casinos-0.14%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%)(j)(m)	5.46%	07/15/2025	GBP	2,234	2,194,930

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $26,499,273)					26,254,575

				Shares
Preferred Stocks-0.30%(k)
Automotive-0.02%
ThermaSys Corp., Series A				415,320	308,874

Oil & Gas-0.04%
Southcross Energy Partners L.P., Series A, Pfd.				577,315	404,120

Southcross Energy Partners L.P., Series B, Pfd.				166,481	228,911

					633,031

Surface Transport-0.24%
Commercial Barge Line Co., Series A, Pfd.				54,230	1,423,537

Commercial Barge Line Co., Series B, Pfd.				67,620	2,197,650

					3,621,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                     Invesco Floating Rate ESG Fund

	Shares	Value

Telecommunications-0.00%
Goodman Networks, Inc., Series A-1, Pfd.(d)	189,735	$0

Total Preferred Stocks (Cost $5,296,525)		4,563,092

Money Market Funds-2.89%
Invesco Government & Agency Portfolio,Institutional Class, 0.03%(n)(o)	14,858,849	14,858,849

Invesco Liquid Assets Portfolio,Institutional Class, 0.12%(n)(o)	13,001,374	13,009,175
Invesco Treasury Portfolio,Institutional Class, 0.02%(n)(o)	16,981,542	16,981,542

Total Money Market Funds (Cost $44,849,566)		44,849,566

TOTAL INVESTMENTS IN SECURITIES-99.97% (Cost $1,680,648,542)		1,552,838,377

OTHER ASSETS LESS LIABILITIES-0.03%		541,818

NET ASSETS-100.00%		$1,553,380,195

Investment Abbreviations:

DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
Rts.	- Rights
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(f)	This variable rate interest will settle after August 31, 2020, at which time the interest rate will be determined.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	The borrower has filed for protection in federal bankruptcy court.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $8,597,770, which represented less than 1% of the Fund’s Net Assets.

(j)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $182,817,591, which represented 11.77% of the Fund’s Net Assets.

(k)	Acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$36,190,339	$299,071,379	$(320,402,869)	$-	$-	$14,858,849	$266,918
Invesco Liquid Assets Portfolio, Institutional Class	25,855,290	215,998,432	(228,859,192)	-	14,645	13,009,175	253,064
Invesco Treasury Portfolio, Institutional Class	41,360,631	341,795,619	(366,174,708)	-	-	16,981,542	290,270
Total	$103,406,260	$856,865,430	$(915,436,769)	$-	$14,645	$44,849,566	$810,252

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                     Invesco Floating Rate ESG Fund

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver			Receive

Currency Risk

09/15/2020	Barclays Bank PLC	USD	48,994,595	EUR	41,606,878	$670,997

09/15/2020	Barclays Bank PLC	USD	9,080,698	GBP	6,929,739	183,429

09/15/2020	Canadian Imperial Bank of Commerce	USD	49,042,934	EUR	41,606,853	622,628

09/15/2020	Citibank N.A.	USD	9,072,137	GBP	6,923,935	184,231

09/15/2020	J.P. Morgan Chase Bank, N.A.	USD	9,080,362	GBP	6,929,739	183,765

09/15/2020	Morgan Stanley Capital Services LLC	USD	1,172,540	CHF	1,071,158	12,890

09/15/2020	Royal Bank of Canada	USD	49,030,348	EUR	41,606,853	635,215

09/15/2020	UBS AG	USD	5,316	SEK	46,453	55

Subtotal–Appreciation						2,493,210

Currency Risk

09/15/2020	Bank of America Merrill Lynch	EUR	41,449,551	USD	47,033,551	(2,444,241)

09/15/2020	Bank of America Merrill Lynch	GBP	6,911,712	USD	8,735,408	(504,619)

09/15/2020	Barclays Bank PLC	GBP	6,959,989	USD	8,795,964	(508,603)

10/15/2020	Barclays Bank PLC	EUR	41,619,003	USD	49,039,880	(673,310)

10/15/2020	Barclays Bank PLC	GBP	7,137,750	USD	9,357,422	(186,587)

10/15/2020	Canadian Imperial Bank of Commerce	EUR	41,618,978	USD	49,088,648	(624,512)

10/15/2020	Citibank N.A.	GBP	6,958,734	USD	9,119,044	(185,600)

09/15/2020	J.P. Morgan Chase Bank, N.A.	SEK	46,453	USD	5,061	(310)

10/15/2020	J.P. Morgan Chase Bank, N.A.	GBP	6,914,075	USD	9,061,166	(183,763)

09/15/2020	Morgan Stanley Capital Services LLC	CHF	1,071,158	USD	1,141,506	(43,924)

10/15/2020	Morgan Stanley Capital Services LLC	CHF	1,069,545	USD	1,171,781	(12,918)

09/15/2020	Royal Bank of Canada	EUR	41,855,039	USD	47,592,378	(2,369,440)

10/15/2020	Royal Bank of Canada	EUR	42,486,379	USD	50,098,297	(650,958)

09/15/2020	Toronto Dominion Bank	EUR	41,515,994	USD	47,107,452	(2,449,654)

09/15/2020	Toronto Dominion Bank	GBP	6,911,712	USD	8,735,602	(504,426)

10/15/2020	UBS AG	SEK	46,453	USD	5,317	(56)

Subtotal–Depreciation						(11,342,921)

Total Forward Foreign Currency Contracts						$(8,849,711)

Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                     Invesco Floating Rate ESG Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $1,635,798,976)	$1,507,988,811

Investments in affiliated money market funds, at value (Cost $44,849,566)	44,849,566

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,493,210

Cash	18,736,245

Foreign currencies, at value (Cost $47,358,634)	47,810,582

Receivable for:
Investments sold	75,237,449

Fund shares sold	2,812,971

Dividends	5,558

Interest	10,121,982

Investments matured, at value (Cost $385,252)	118,904

Investment for trustee deferred compensation and retirement plans	192,783

Other assets	233,485

Total assets	1,710,601,546

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	11,342,921

Payable for:
Investments purchased	130,594,326

Dividends	1,029,855

Fund shares reacquired	1,923,048

Accrued fees to affiliates	403,144

Accrued trustees’ and officers’ fees and benefits	6,023

Accrued other operating expenses	142,829

Trustee deferred compensation and retirement plans	212,270

Unfunded loan commitments	11,566,935

Total liabilities	157,221,351

Net assets applicable to shares outstanding	$1,553,380,195

Net assets consist of:
Shares of beneficial interest	$1,884,847,316

Distributable earnings (loss)	(331,467,121)

$1,553,380,195

Net Assets:
Class A	$428,277,107

Class C	$111,317,817

Class R	$4,874,221

Class Y	$350,943,208

Class R5	$5,515,238

Class R6	$652,452,604

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	61,736,460

Class C	16,118,292

Class R	701,177

Class Y	50,661,268

Class R5	794,809

Class R6	94,171,947

Class A:
Net asset value per share	$6.94

Maximum offering price per share (Net asset value of $6.94 ÷ 97.50%)	$7.12

Class C:
Net asset value and offering price per share	$6.91

Class R:
Net asset value and offering price per share	$6.95

Class Y:
Net asset value and offering price per share	$6.93

Class R5:
Net asset value and offering price per share	$6.94

Class R6:
Net asset value and offering price per share	$6.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                     Invesco Floating Rate ESG Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest	$97,251,453

Dividends (net of foreign withholding taxes of $6,218)	1,566,750

Dividends from affiliated money market funds	810,252

Other income	13,767

Total investment income	99,642,222

Expenses:
Advisory fees	11,320,279

Administrative services fees	289,650

Custodian fees	183,732

Distribution fees:
Class A	1,180,367

Class C	1,207,379

Class R	27,398

Interest, facilities and maintenance fees	1,349,973

Transfer agent fees – A, C, R & Y	1,201,116

Transfer agent fees – R5	4,006

Transfer agent fees – R6	11,720

Trustees’ and officers’ fees and benefits	35,351

Registration and filing fees	120,083

Reports to shareholders	124,509

Professional services fees	89,687

Other	(120,256)

Total expenses	17,024,994

Less: Fees waived and/or expense offset arrangement(s)	(117,045)

Net expenses	16,907,949

Net investment income	82,734,273

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(75,746,401)

Foreign currencies	2,875,685

Forward foreign currency contracts	273,454

(72,597,262)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(39,639,415)

Foreign currencies	(408,985)

Forward foreign currency contracts	(11,955,302)

(52,003,702)

Net realized and unrealized gain (loss)	(124,600,964)

Net increase (decrease) in net assets resulting from operations	$(41,866,691)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                     Invesco Floating Rate ESG Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$82,734,273	$112,354,777

Net realized gain (loss)	(72,597,262)	(19,102,938)

Change in net unrealized appreciation (depreciation)	(52,003,702)	(39,595,063)

Net increase (decrease) in net assets resulting from operations	(41,866,691)	53,656,776

Distributions to shareholders from distributable earnings:
Class A	(22,085,707)	(27,616,397)

Class C	(6,810,670)	(12,351,291)

Class R	(242,180)	(245,388)

Class Y	(22,818,083)	(37,987,697)

Class R5	(276,349)	(285,068)

Class R6	(37,011,031)	(34,526,997)

Total distributions from distributable earnings	(89,244,020)	(113,012,838)

Return of capital:
Class A	(2,351,158)	-

Class C	(803,482)	-

Class R	(27,286)	-

Class Y	(2,269,362)	-

Class R5	(28,240)	-

Class R6	(3,722,615)	-

Total return of capital	(9,202,143)	-

Total distributions	(98,446,163)	(113,012,838)

Share transactions–net:
Class A	(74,058,194)	(34,336,728)

Class C	(89,051,258)	(165,492,535)

Class R	(296,159)	144,390

Class Y	(200,765,957)	(348,657,537)

Class R5	263,709	1,101,811

Class R6	(110,676,897)	213,357,164

Net increase (decrease) in net assets resulting from share transactions	(474,584,756)	(333,883,435)

Net increase (decrease) in net assets	(614,897,610)	(393,239,497)

Net assets:
Beginning of year	2,168,277,805	2,561,517,302

End of year	$1,553,380,195	$2,168,277,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                     Invesco Floating Rate ESG Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$7.40	$0.30	$(0.40)	$(0.10)	$(0.32)	$(0.04)	$(0.36)	$6.94	(1.33)%	$428,277	1.07	%(d)(e)	1.08	%(d)(e)	1.00	%(d)	4.33	%(d)	55%
Year ended 08/31/19	7.57	0.35	(0.17)	0.18	(0.35)	-	(0.35)	7.40	2.50	539,003	1.08	(e)	1.08	(e)	1.03		4.71		55
Year ended 08/31/18	7.56	0.31	0.02	0.33	(0.32)	-	-	7.57	4.47	585,865	1.07	(e)	1.08	(e)	-		4.15		51
Year ended 08/31/17	7.42	0.31	0.14	0.45	(0.31)	-	-	7.56	6.17	630,740	1.06	(e)	1.07	(e)	-		4.05		68
Year ended 08/31/16	7.56	0.36	(0.14)	0.22	(0.36)	-	-	7.42	3.12	661,442	1.10	(e)	1.11	(e)	-		4.93		70
Class C
Year ended 08/31/20	7.37	0.27	(0.41)	(0.14)	(0.28)	(0.04)	(0.32)	6.91	(1.84)	111,318	1.57	(d)(e)	1.58	(d)(e)	1.50	(d)	3.83	(d)	55
Year ended 08/31/19	7.53	0.31	(0.16)	0.15	(0.31)	-	(0.31)	7.37	2.12	213,446	1.58	(e)	1.58	(e)	1.53		4.21		55
Year ended 08/31/18	7.53	0.28	0.00	0.28	(0.28)	-	-	7.53	3.81	387,685	1.57	(e)	1.58	(e)	-		3.65		51
Year ended 08/31/17	7.39	0.27	0.14	0.41	(0.27)	-	-	7.53	5.65	448,408	1.56	(e)	1.57	(e)	-		3.55		68
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	-	-	7.39	2.74	458,340	1.60	(e)	1.61	(e)	-		4.43		70
Class R
Year ended 08/31/20	7.41	0.29	(0.41)	(0.12)	(0.30)	(0.04)	(0.34)	6.95	(1.57)	4,874	1.32	(d)(e)	1.33	(d)(e)	1.25	(d)	4.08	(d)	55
Year ended 08/31/19	7.58	0.33	(0.16)	0.17	(0.34)	-	(0.34)	7.41	2.25	5,604	1.33	(e)	1.33	(e)	1.28		4.46		55
Year ended 08/31/18	7.57	0.30	0.01	0.31	(0.30)	-	-	7.58	4.21	5,583	1.32	(e)	1.33	(e)	-		3.90		51
Year ended 08/31/17	7.44	0.29	0.13	0.42	(0.29)	-	-	7.57	5.76	6,345	1.31	(e)	1.32	(e)	-		3.80		68
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	-	-	7.44	3.00	6,191	1.35	(e)	1.36	(e)	-		4.68		70
Class Y
Year ended 08/31/20	7.39	0.32	(0.40)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(1.09)	350,943	0.82	(d)(e)	0.83	(d)(e)	0.75	(d)	4.58	(d)	55
Year ended 08/31/19	7.56	0.37	(0.17)	0.20	(0.37)	-	(0.37)	7.39	2.76	592,107	0.83	(e)	0.83	(e)	0.78		4.96		55
Year ended 08/31/18	7.55	0.33	0.02	0.35	(0.34)	-	-	7.56	4.72	963,386	0.82	(e)	0.83	(e)	-		4.40		51
Year ended 08/31/17	7.41	0.32	0.15	0.47	(0.33)	-	-	7.55	6.43	977,034	0.81	(e)	0.82	(e)	-		4.30		68
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	-	-	7.41	3.51	648,603	0.85	(e)	0.86	(e)	-		5.18		70
Class R5
Year ended 08/31/20	7.41	0.32	(0.41)	(0.09)	(0.34)	(0.04)	(0.38)	6.94	(1.21)	5,515	0.81	(d)(e)	0.82	(d)(e)	0.74	(d)	4.59	(d)	55
Year ended 08/31/19	7.58	0.37	(0.16)	0.21	(0.38)	-	(0.38)	7.41	2.80	5,672	0.83	(e)	0.83	(e)	0.78		4.96		55
Year ended 08/31/18	7.57	0.33	0.02	0.35	(0.34)	-	-	7.58	4.73	4,696	0.81	(e)	0.82	(e)	-		4.41		51
Year ended 08/31/17	7.43	0.32	0.15	0.47	(0.33)	-	-	7.57	6.43	2,830	0.82	(e)	0.83	(e)	-		4.29		68
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	-	-	7.43	3.52	1,858	0.84	(e)	0.85	(e)	-		5.19		70
Class R6
Year ended 08/31/20	7.39	0.33	(0.41)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(0.99)	652,453	0.71	(d)(e)	0.72	(d)(e)	0.64	(d)	4.69	(d)	55
Year ended 08/31/19	7.56	0.38	(0.17)	0.21	(0.38)	-	(0.38)	7.39	2.86	812,446	0.74	(e)	0.74	(e)	0.69		5.05		55
Year ended 08/31/18	7.55	0.34	0.02	0.36	(0.35)	-	-	7.56	4.83	614,302	0.73	(e)	0.74	(e)	-		4.49		51
Year ended 08/31/17	7.41	0.33	0.15	0.48	(0.34)	-	-	7.55	6.53	617,349	0.72	(e)	0.73	(e)	-		4.39		68
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	-	-	7.41	3.34	555,172	0.75	(e)	0.76	(e)	-		5.28		70

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $472,102, $160,959, $5,480, $456,678, $5,657 and $744,171 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratio includes line of credit expense of 0.07%, 0.05%, 0.05%, 0.05% and 0.05% for the years ended August 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                     Invesco Floating Rate ESG Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Floating Rate ESG Fund, formally Invesco Floating Rate Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

34                     Invesco Floating Rate ESG Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

35                     Invesco Floating Rate ESG Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk - The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

P.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Q.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

36                     Invesco Floating Rate ESG Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.650%
Next $4.5 billion	0.600%
Next $5 billion	0.575%
Over $10 billion	0.550%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $114,834.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $41,863 in front-end sales commissions from the sale of Class A shares and $35,291 and $9,068 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

37                     Invesco Floating Rate ESG Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2020, there were transfers from Level 3 to Level 2 of $21,903,636, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $29,378,418, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$-	$1,179,706,924	$109,168,083	$1,288,875,007

U.S. Dollar Denominated Bonds & Notes	-	159,291,355	2,445,489	161,736,844

Common Stocks & Other Equity Interests	9,300,587	11,490,146	5,768,560	26,559,293

Non-U.S. Dollar Denominated Bonds & Notes	-	26,254,575	-	26,254,575

Preferred Stocks	-	4,563,092	0	4,563,092

Money Market Funds	44,849,566	-	-	44,849,566

Total Investments in Securities	54,150,153	1,381,306,092	117,382,132	1,552,838,377

Other Investments - Assets*

Investments Matured	-	-	118,904	118,904

Forward Foreign Currency Contracts	-	2,493,210	-	2,493,210

	-	2,493,210	118,904	2,612,114

Other Investments - Liabilities*

Forward Foreign Currency Contracts	-	(11,342,921)	-	(11,342,921)

Total Other Investments	-	(8,849,711)	118,904	(8,730,807)

Total Investments	$54,150,153	$1,372,456,381	$117,501,036	$1,544,107,570

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2020:

						Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	August 31, 2019	at Cost	from Sales	Premiums	Gain (Loss)	(Depreciation)	Level 3	Level 3	August 31, 2020

Variable Rate Senior Loan Interests	$88,322,318	$57,428,073	$(41,674,431)	$264,631	$(1,255,841)	$(2,091,958)	$26,932,929	$(18,757,638)	$109,168,083

U.S. Dollar Denominated Bonds & Notes	39,038	1,300,245	(925,171)	-	-	(414,112)	2,445,489	-	2,445,489

Common Stocks & Other Equity Interests	10,942,538	6,198,297	(2,813,934)	-	(4,462,545)	(949,798)	-	(3,145,998)	5,768,560

Preferred Stocks	110,369	-	(34,400)	-	(74,939)	(1,030)	-	-	0

Investments Matured	140,399	39,038	(29,769)	(926,206)	(7,697,447)	8,592,889	-	-	118,904

Total	$99,554,662	$64,965,653	$(45,477,705)	$(661,575)	$(13,490,772)	$5,135,991	$29,378,418	$(21,903,636)	$117,501,036

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 08/31/20	Technique	Inputs	Inputs	Input Used

Delta Air Lines, Inc., Delayed Draw Term Loan	$10,613,570	Pricing Service	N/A	N/A	N/A	(a	)

Duran Group, Term Loan B-2	8,842,641	Pricing Service	N/A	N/A	N/A	(a	)

McDermott International Ltd., LOC	6,048,442	Pricing Service	N/A	N/A	N/A	(a	)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

38                     Invesco Floating Rate ESG Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,493,210

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$2,493,210

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(11,342,921)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(11,342,921)

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of America Merrill Lynch	$ -	$(2,948,860)	$(2,948,860)	$-	$-	$(2,948,860)

Barclays Bank PLC	854,426	(1,368,500)	(514,074)	-	-	(514,074)

Canadian Imperial Bank of Commerce	622,628	(624,512)	(1,884)	-	-	(1,884)

Citibank N.A.	184,231	(185,600)	(1,369)	-	-	(1,369)

J.P. Morgan Chase Bank, N.A.	183,765	(184,073)	(308)	-	-	(308)

Morgan Stanley Capital Services LLC	12,890	(56,842)	(43,952)	-	-	(43,952)

Royal Bank of Canada	635,215	(3,020,398)	(2,385,183)	-	-	(2,385,183)

Toronto Dominion Bank	-	(2,954,080)	(2,954,080)	-	-	(2,954,080)

UBS AG	55	(56)	(1)	-	-	(1)

Total	$2,493,210	$(11,342,921)	$(8,849,711)	$-	$-	$(8,849,711)

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$ 273,454

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(11,955,302)

Total	$(11,681,848)

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$467,681,748

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,211.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

39                     Invesco Floating Rate ESG Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

Effective February 21, 2020, the Fund entered into a syndicated credit facility, arranged by SSB and BNP Paribas Corp., which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.5 billion, collectively by certain Funds, and which will expire on February 19, 2021. The syndicated credit facility is secured by the assets of the Fund. During the year ended August 31, 2020, the Fund did not draw on the syndicated credit facility.

Prior to February 21, 2020, the Fund participated in a revolving line of credit agreement with SSB in which the Fund could borrow up to the lesser of (1) $475,000,000 or (2) the limits set by its prospectus for borrowings.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the syndicated credit facility. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the syndicated credit facility.

NOTE 8–Unfunded Loan Commitments

As of August 31, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value

Alorica, Inc.	Delayed Draw Term Loan	$ 372,021	$369,696

EyeCare Partners LLC	Delayed Draw Term Loan	38,370	35,954

Fieldwood Energy LLC	DIP Delayed Draw Term Loan	1,351,976	1,351,976

IAP Worldwide Services, Inc.	Revolver Loan	836,351	836,351

Intelsat Jackson Holdings S.A.	DIP Term Loan	310,993	310,993

Manna Pro Products LLC	Delayed Draw Term Loan	161,088	144,156

McDermott International Ltd.	LOC	6,610,320	6,048,442

Southcross Energy Partners L.P.	Revolver Loan	156,718	146,532

Transtar Holding Co.	Delayed Draw Term Loan	243,738	243,738

Unilabs Diagnostics AB	Revolver Loan	EUR 1,849,988	2,079,097

			$11,566,935

Currency Abbreviations:

EUR - Euro

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income	$89,244,020	$113,012,838

Return of capital	9,202,143	-

Total distributions	$98,446,163	$113,012,838

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation (depreciation) - investments	$(133,590,574)

Net unrealized appreciation (depreciation) - foreign currencies	(2,543)

Temporary book/tax differences	(167,370)

Capital loss carryforward	(197,706,634)

Shares of beneficial interest	1,884,847,316

Total net assets	$1,553,380,195

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, foreign currency contracts and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

40                     Invesco Floating Rate ESG Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$21,235,977	$176,470,657	$197,706,634

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $954,582,304 and $1,455,592,142, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$34,520,336

Aggregate unrealized (depreciation) of investments	(168,110,910)

Net unrealized appreciation (depreciation) of investments	$(133,590,574)

Cost of investments for tax purposes is $1,677,698,144.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, foreign currency transactions and bond amortization, on August 31, 2020, undistributed net investment income was increased by $13,314,391, undistributed net realized gain (loss) was decreased by $4,112,248 and shares of beneficial interest was decreased by $9,202,143. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2020, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$6,610,320	$6,048,442

NOTE 13–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2020(a)		August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	24,289,062	$168,723,465	15,746,107	$117,484,809

Class C	2,446,275	17,397,189	5,442,356	40,396,244

Class R	177,746	1,240,143	221,829	1,665,718

Class Y	22,339,856	155,851,586	38,926,147	290,596,950

Class R5	237,581	1,667,073	402,269	3,010,002

Class R6	12,049,270	82,430,364	37,218,832	277,284,357

Issued as reinvestment of dividends:
Class A	2,547,035	18,014,698	2,734,932	20,340,764

Class C	741,680	5,236,437	1,145,899	8,487,397

Class R	60,456	435,956	132,321	992,417

Class Y	2,131,888	15,108,870	3,018,195	22,419,700

Class R5	43,146	304,459	38,190	284,045

Class R6	5,729,428	40,351,762	4,617,525	34,282,066

Automatic conversion of Class C shares to Class A shares:
Class A	6,406,180	45,080,741	13,611,986	100,418,260

Class C	(6,434,295)	(45,080,741)	(13,685,012)	(100,418,260)

41                     Invesco Floating Rate ESG Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2020(a)		August 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(44,305,272)	$(305,877,098)	(36,698,991)	$(272,580,561)

Class C	(9,592,468)	(66,604,143)	(15,398,333)	(113,957,916)

Class R	(292,827)	(1,972,258)	(334,882)	(2,513,745)

Class Y	(53,897,734)	(371,726,413)	(89,312,275)	(661,674,187)

Class R5	(251,494)	(1,707,823)	(294,726)	(2,192,236)

Class R6	(33,521,408)	(233,459,023)	(13,201,426)	(98,209,259)

Net increase (decrease) in share activity	(69,095,895)	$(474,584,756)	(45,669,057)	$(333,883,435)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

42                     Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Floating Rate ESG Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43                     Invesco Floating Rate ESG Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period	(08/31/20)[2]	Period[2]	Ratio
Class A	$1,000.00	$982.80	$5.23	$1,019.86	$5.33	1.05%
Class C	1,000.00	980.20	7.72	1,017.34	7.86	1.55
Class R	1,000.00	983.00	6.48	1,018.60	6.60	1.30
Class Y	1,000.00	984.00	3.99	1,021.11	4.06	0.80
Class R5	1,000.00	985.40	3.99	1,021.11	4.06	0.80
Class R6	1,000.00	985.90	3.49	1,021.62	3.56	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

44                     Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s (formerly, Invesco Floating Rate Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Credit Suisse Leveraged Loan Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that overall credit selection and certain of the Fund’s equity positions negatively impacted the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees were in the fourth

45                     Invesco Floating Rate ESG Fund

quintile of its expense group and discussed with management reasons for such relative actual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services

Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

46                     Invesco Floating Rate ESG Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	2.04%
Corporate Dividends Received Deduction*	2.04%
Business Interest Income*	97.96%
U.S. Treasury Obligations*	0.00%

                  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47                     Invesco Floating Rate ESG Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                    Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                    Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                     Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                     Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                     Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                     Invesco Floating Rate ESG Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-AR-1

Annual Report to Shareholders August 31, 2020

Invesco

# Invesco Global Real Estate Income Fund

Nasdaq:
A: ASRAX ■ C: ASRCX ■ Y: ASRYX ■ R5: ASRIX ■ R6: ASRFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2 Letters to Shareholders
4 Management's Discussion
4 Performance Summary
6 Long-Term Fund Performance
8 Supplemental Information
8 Liquidity Risk Management Program
10 Schedule of Investments
13 Financial Statements
16 Financial Highlights
17 Notes to Financial Statements
23 Report of Independent Registered Public Accounting Firm
24 Fund Expenses
25 Approval of Investment Advisory and Sub-Advisory Contracts
28 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                                 Invesco Global Real Estate Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

▪  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

▪  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

▪  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

▪	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                                 Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Global Real Estate Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–8.55%
Class C Shares	–9.22
Class Y Shares	–8.34
Class R5 Shares	–8.27
Class R6 Shares	–8.17
MSCI World Index▼ (Broad Market Index)	16.79
Custom Invesco Global Real Estate Income Index∎ (Style-Specific Index)	–13.68
Lipper Global Real Estate Funds Classification Average [t] (Peer Group)	–8.06
Source(s):▼ RIMES Technologies Corp.;∎ Invesco, RIMES Technologies Corp.; [t] Lipper Inc.

Market conditions and your Fund

The fiscal year began with a relatively benign backdrop for global equities with equity risk appetite strengthening into the last four months of 2019 as evidenced by consecutive months of higher stock prices and muted levels of volatility. Underpinning this backdrop were positive, albeit subdued expectations, for continued global economic growth benefitting developed and emerging market economies alike. The global geopolitical environment remained volatile especially with Brexit no nearer to an outcome, continued rioting from Hong Kong citizens, and contentious negotiations between the US and China in terms of coming to a trade deal.

The relative calm that existed at the end of 2019 quickly evaporated in the first quarter of 2020 as the outbreak of the coronavirus (COVID-19) in China started to spread across the world. Asian economies were first to feel the negative impact from the virus with tourism to the region restricted followed by a sharp decline in domestic consumption due to social distancing and stay-at-home rules. This formula soon spread to the US and Europe leading to large declines in GDP across the globe. Government and central banks responded quickly by injecting fiscal and monetary policy measures to support domestic economies that were experiencing dramatic declines in equity market values along with rises in unemployment, infections, and deaths.

The combination of global central bank stimulus and a relaxing of stay-at-home/social distancing policies contributed to a rebound in the prices of risk assets in the months leading to the close of the fiscal year. In addition, positive changes in economic indicators occurred in some regions leading to a more constructive outlook. That said, the fiscal year ended with massive income and fiscal support measures remaining in place in key economies while discretionary spending trends were modest. We believe that true unemployment levels will likely remain hidden as the virus has led to the acceleration of structural changes that will negatively impact a variety of industries.

Global real estate investment trusts (REITs) underperformed broad market global equity indices during the fiscal year as investors recalibrated their outlook on real estate fundamentals given the temporary and possibly long-term impacts of COVID-19 on a variety of property types. Many companies responded to these impacts by withdrawing earnings guidance and/or dividends in response to lower rental growth rates and increased vacancies, which we believe should return in varying degrees as the recovery evolves. On a sector basis, demand for retail real estate remains very challenging and has resulted in declining trends in long term rental rates and occupancy. Lodging appears cyclically challenged, but probably not long term structurally impaired. we believe that office markets are also likely to see some cyclical weakness in occupancy and rent. The prospects for structural change in working habits are unclear, but we beleive that well designed, modern office stock will likely continue to form the base for commercial working activity. On the other hand, we beleive that property types benefitting from structural changes in technology such as warehouses, data centers, and cell towers could outperform going forward as well as sectors that are relatively immune to technological innovation such as residential real estate.

We evaluate securities for the Fund based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage-

backed securities (CMBS). When constructing the portfolio, we first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process in an effort to identify securities with certain characteristics including: attractive relative yields, favorable property market outlook and attractive valuations relative to peer investment alternatives.

Overall, global listed real estate securities were down approximately -14.00% during the fiscal year as measured by the FTSE/EPRA NAREIT Developed Index. The Fund’s largest positive contributors on an absolute basis during the fiscal year were real estate preferred securities and cash which generated modest positive returns. Common stocks, corporate debt, and CMBS detracted from Fund performance. Relative to the Fund’s style-specific benchmark, overweight exposure to preferreds, corporate debt and CMBS contributed to relative outperformance along with strong stock selection within common equities.

On a country basis, relative to the Fund’s style-specific benchmark, underweight exposure to France and Australia contributed to relative outperformance as did a modest allocation to cash. Additionally, strong security selection in Hong Kong, Spain, and the UK helped drive relative returns. In contrast, underweight exposure to Germany and security selection in Canada detracted from relative performance during the fiscal year.

Top individual absolute contributors to the Fund’s performance during the fiscal year included Vonovia and Prologis. Vonovia owns a portfolio of German, Austrian and Swedish apartments. The relatively stable underlying income in its portfolio of properties was attractive during such a volatile economic period. Prologis is an owner, operator and developer of industrial real estate across the globe and has benefitted from relatively stable cash flow and long-term structural growth within the industrial real estate sector.

Top individual detractors from the Fund’s absolute performance included Boston Properties and a CMBS position that was sold at a loss as the Fund was reducing its exposure to the CMBS asset class in April 2020. Boston Properties owns and develops office properties across the US. The company’s shares underperformed during the fiscal year as concerns over the impact of COVID-19 on urban office assets stemming from reduced demand and increased rent relief weighed negatively on share prices.

The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We believe the Fund’s ability to invest in both real estate equity and fixed income is particularly beneficial in today’s volatile market environment and

4                                 Invesco Global Real Estate Income Fund

can add value throughout the real estate cycle.

We believe that the Fund’s fixed income allocation may have the potential to help reduce overall volatility compared to an all equity real estate portfolio.

The equity portion of the portfolio seeks to maintain a bias toward companies with higher quality assets, supply constrained real estate market exposure, generally lower-leveraged balance sheets and better governance characteristics. We may also seek to source opportunities where the sharp decline in REIT share prices in the short term appears to have overly punished companies. Occasionally this may result in a relative decline in the portfolio’s normal earnings growth spread versus the style-specific benchmark in favor of a more attractive valuation-based ratios. We believe the unpredictable macro and geopolitical environments suggest caution in taking active factor, country and currency exposures. As such, risk is most likely to be allocated to specific stock opportunities where there is a belief that attractive relative value exists. Within the broader investment market context, we believe that cash flow security, discounted valuations relative to underlying assets and the tangible asset nature of real estate appear to offer relative attraction to a diversified investor. On this basis, we view listed real estate as offering fair to attractive relative return opportunities at present, as part of a wider investment portfolio allocation.

We thank you for your continued investment in the Invesco Global Real Estate Income Fund.

Portfolio managers:

Mark Blackburn

James Cowen - Lead

Paul Curbo - Lead

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner - Lead

Ping-Ying Wang - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                                 Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/10

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                                 Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges
Class A Shares

Inception (5/31/02)	6.97%

10 Years	4.85

5 Years	2.12

1 Year	–13.60

Class C Shares

Inception (3/12/07)	2.55%

10 Years	4.66

5 Years	2.51

1 Year	–10.06

Class Y Shares

Inception (10/3/08)	6.16%

10 Years	5.70

5 Years	3.51

1 Year	–8.34

Class R5 Shares

Inception (3/12/07)	3.50%

10 Years	5.80

5 Years	3.60

1 Year	–8.27

Class R6 Shares

10 Years	5.80%

5 Years	3.69

1 Year	–8.17

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

7                                 Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

▪	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
▪	Unless otherwise noted, all data provided by Invesco.
▪	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

▪	The MSCI World Index (Net) is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
▪	The Custom Invesco Global Real Estate Income Index is composed of FTSE NA- REIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter. The FTSE NAREIT All Equity REIT Index is considered representative of US REITs. The FTSE EPRA/ NAREIT Developed index is considered representative of global real estate companies and REITs.
▪	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
▪	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

▪	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
▪	The Fund’s investment strategy remained appropriate for an open-end fund;
▪	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
▪	The Fund did not breach the 15% limit on Illiquid Investments; and
▪	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                                 Invesco Global Real Estate Income Fund

Fund Information

Portfolio Composition

By country	% of total net assets
United States	61.66%
Japan	8.05
Germany	5.16
Hong Kong	4.70
Australia	3.14
Canada	2.84
Singapore	2.38
United Kingdom	2.18
Spain	2.08
Countries, each less than 2% of portfolio	5.95
Money Market Funds Plus Other Assets Less Liabilities	1.86

Top 10 Equity Holdings*

% of total net assets
1. Prologis, Inc.	3.85%
2. Vonovia SE	3.55
3. Ventas, Inc.	2.31
4. Digital Realty Trust, Inc.	1.91
5. Life Storage, Inc.	1.87
6. Healthpeak Properties, Inc.	1.77
7. Duke Realty Corp.	1.72
8. Boston Properties, Inc.	1.66
9. American Homes 4 Rent, Series D, Pfd.	1.89
10. American Homes 4 Rent, Series E, Pfd.	1.59

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9                                 Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-76.63%
Australia-3.14%
Charter Hall Long Wale REIT	1,843,154	$ 6,682,468
Dexus	1,010,121	6,511,940
Mirvac Group	3,075,765	4,717,673
Scentre Group	1,765,950	2,877,928
		20,790,009

Belgium-0.87%
Cofinimmo S.A.	30,602	4,484,548
VGP N.V.	8,787	1,270,908
		5,755,456

Canada-2.84%
Allied Properties REIT	191,400	5,400,023
Canadian Apartment Properties REIT	104,700	3,612,144
Killam Apartment REIT	197,300	2,625,927
SmartCentres REIT	368,600	5,804,457
Summit Industrial Income REIT	147,300	1,340,477
		18,783,028

Denmark-0.34%
Orsted A/S(a)	15,749	2,228,452

France-1.56%
Gecina S.A.	7,358	1,011,074
ICADE	48,176	3,117,384
Klepierre S.A.	121,577	2,003,761
Unibail-Rodamco-Westfield	90,596	4,233,695
		10,365,914

Germany-5.16%
Aroundtown S.A.	681,078	3,728,116
Deutsche Wohnen SE	71,875	3,825,552
Grand City Properties S.A.	121,142	3,110,192
Vonovia SE	327,872	23,475,262
		34,139,122

Hong Kong-4.70%
CK Asset Holdings Ltd.	893,500	4,809,449
Hang Lung Properties Ltd.	2,167,000	6,089,510
Link REIT	296,000	2,333,647
New World Development Co. Ltd.	1,120,700	5,798,160
Sino Land Co. Ltd.	2,146,000	2,492,413
Sun Hung Kai Properties Ltd.	722,000	9,618,083
		31,141,262

Italy-0.47%
Infrastrutture Wireless Italiane S.p.A.(a)	319,144	3,113,227

Japan-8.05%
Activia Properties, Inc.	1,132	4,248,579
Comforia Residential REIT, Inc.	1,035	3,189,426
Daiwa House REIT Investment Corp.	1,632	4,260,891
Daiwa Office Investment Corp.	429	2,480,513
Daiwa Securities Living Investments Corp.	2,246	2,240,427
GLP J-REIT	995	1,534,795
Japan Prime Realty Investment Corp.	275	829,609

	Shares	Value

Japan-(continued)
Japan Real Estate Investment Corp.	444	$ 2,482,557
Japan Retail Fund Investment Corp.	1,070	1,610,205
LaSalle Logiport REIT	3,778	6,338,061
Mitsui Fudosan Co. Ltd.	458,900	8,293,491
Mitsui Fudosan Logistics Park, Inc.	847	4,228,604
Mori Hills REIT Investment Corp.	1,295	1,613,495
Nippon Accommodations Fund, Inc.	356	2,190,943
Nippon Prologis REIT, Inc.	594	1,943,754
Nomura Real Estate Holdings, Inc.	100,900	1,920,857
Sumitomo Realty & Development Co. Ltd.	67,000	1,973,564
Tokyu Fudosan Holdings Corp.	449,400	1,927,521
		53,307,292

Mexico-0.81%
Macquarie Mexico Real Estate Management S.A. de C.V.(a)	1,654,000	1,922,184
PLA Administradora Industrial, S. de R.L. de C.V.	1,357,000	1,753,768
Prologis Property Mexico S.A. de C.V.	868,484	1,724,109
		5,400,061

Singapore-2.38%
Ascendas REIT	1,934,232	4,700,403
CapitaLand Ltd.	2,557,300	5,180,704
City Developments Ltd.	278,200	1,638,493
Keppel DC REIT	830,100	1,775,427
Mapletree Commercial Trust	1,768,279	2,483,861
		15,778,888

South Africa-0.09%
Equites Property Fund Ltd.	575,956	584,397

Spain-2.08%
Atlantica Sustainable Infrastructure PLC	194,990	5,855,550
Cellnex Telecom S.A.(a)	76,439	4,894,361
Merlin Properties SOCIMI S.A.	333,905	3,009,624
		13,759,535

Sweden-1.17%
Fabege AB	160,122	1,951,504
Hufvudstaden AB, Class A	89,943	1,114,249
Wihlborgs Fastigheter AB	292,863	4,684,947
		7,750,700

Switzerland-0.64%
Swiss Prime Site AG	46,837	4,214,181

United Kingdom-2.18%
Assura PLC	1,768,047	1,914,384
Big Yellow Group PLC	227,936	3,266,314
Derwent London PLC	21,506	812,703
GCP Student Living PLC	769,545	1,419,591
Regional REIT Ltd.(a)	850,841	870,946
Stenprop Ltd.	542,343	847,751
Tritax Big Box REIT PLC	2,554,452	5,320,047
		14,451,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                 Invesco Global Real Estate Income Fund

	Shares	Value
United States-40.15%
Agree Realty Corp.	121,913	$ 8,158,418
American Homes 4 Rent, Class A	351,357	10,062,864
American Tower Corp.	22,013	5,484,539
Americold Realty Trust	259,564	9,954,279
Apple Hospitality REIT, Inc.	246,043	2,502,257
AvalonBay Communities, Inc.	58,900	9,309,734
Boston Properties, Inc.	126,731	11,009,122
CareTrust REIT, Inc.	71,016	1,375,580
CoreSite Realty Corp.	10,816	1,324,419
Crown Castle International Corp.	47,008	7,674,056
CyrusOne, Inc.	66,945	5,591,916
Digital Realty Trust, Inc.	81,363	12,664,151
Dominion Energy, Inc.	23,307	1,828,201
Duke Realty Corp.	295,052	11,374,255
Equity Residential	46,282	2,612,619
Essential Properties Realty Trust, Inc.	85,896	1,457,655
Extra Space Storage, Inc.	19,754	2,104,789
Four Corners Property Trust, Inc.	116,978	2,953,695
Gaming and Leisure Properties, Inc.	112,645	4,094,646
Healthcare Trust of America, Inc., Class A	48,729	1,285,958
Healthpeak Properties, Inc.	424,542	11,734,341
Hilton Worldwide Holdings, Inc.	18,288	1,652,504
Hudson Pacific Properties, Inc.	326,500	7,666,220
Invitation Homes, Inc.	324,655	9,294,873
Life Storage, Inc.	117,740	12,413,328
Marriott International, Inc., Class A	15,294	1,573,906
Medical Properties Trust, Inc.	98,953	1,838,547
Mid-America Apartment Communities, Inc.	30,248	3,542,646
National Retail Properties, Inc.	211,517	7,496,162
Omega Healthcare Investors, Inc.	111,978	3,467,959
Pebblebrook Hotel Trust	82,533	1,041,566
Prologis, Inc.	250,276	25,493,113
QTS Realty Trust, Inc., Class A	40,304	2,733,417
Realty Income Corp.	26,514	1,644,663
Regency Centers Corp.	31,119	1,235,736
RLJ Lodging Trust	461,253	4,354,228
STAG Industrial, Inc.	322,843	10,427,829
Sun Communities, Inc.	47,817	7,128,558
Sunstone Hotel Investors, Inc.	243,438	2,027,839
UDR, Inc.	195,930	6,820,323
Ventas, Inc.	371,354	15,303,498
VICI Properties, Inc.	365,573	8,166,901
Vornado Realty Trust	60,753	2,176,780
Weyerhaeuser Co.	125,197	3,794,721
		265,852,811
Total Common Stocks & Other Equity Interests (Cost $482,783,533)		507,416,071

Preferred Stocks-21.51%
United States-21.51%
American Homes 4 Rent, 6.50%, Series D, Pfd.	481,166	12,486,258
American Homes 4 Rent, 6.35%, Series E, Pfd.	402,532	10,526,212
American Homes 4 Rent, 5.88%, Series F, Pfd.	262,346	7,017,756

	Shares	Value
United States-(continued)
American Homes 4 Rent, 5.88%, Series G, Pfd.	84,200	$ 2,238,878
American Homes 4 Rent, 6.25%, Series H, Pfd.	200,100	5,576,787
DiamondRock Hospitality Co., 8.25%, Pfd.	130,513	3,236,722
Digital Realty Trust, Inc., 6.63%, Series C, Pfd.	116,400	3,063,648
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	144,600	3,879,618
Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	121,800	3,349,500
Dominion Energy, Inc., 7.25%, Series A, Conv. Pfd.	34,560	3,471,206
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A, Pfd.	195,800	981
National Retail Properties, Inc., 5.20%, Series F, Pfd.	389,108	10,042,878
National Storage Affiliates Trust, 6.00%, Series A, Pfd.	174,000	4,736,280
Pebblebrook Hotel Trust, 6.50%, Series C, Pfd.	226,070	4,889,894
Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.	223,861	4,866,738
Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	173,676	3,709,719
Public Storage, 4.95%, Series D, Pfd.	245,000	6,296,500
Public Storage, 5.15%, Series F, Pfd.	14,600	387,338
QTS Realty Trust, Inc., 7.13%, Series A, Pfd.	264,973	7,318,554
QTS Realty Trust, Inc., 6.50%, Series B, Conv. Pfd.	19,200	2,923,200
Rexford Industrial Realty, Inc., 5.63%, Series C, Pfd.	97,295	2,619,181
Saul Centers, Inc., 6.13%, Series D, Pfd.	2,347	57,502
SL Green Realty Corp., 6.50%, Series I, Pfd.	217,900	5,708,980
STAG Industrial, Inc., 6.88%, Series C, Pfd.	124,100	3,239,010
Summit Hotel Properties, Inc., 6.25%, Series E, Pfd.	305,530	6,562,785
Sunstone Hotel Investors, Inc., 6.95%, Series E, Pfd.	157,000	3,846,500
Sunstone Hotel Investors, Inc., 6.45%, Series F, Pfd.	116,300	2,820,275
VEREIT, Inc., 6.70%, Series F, Pfd.	280,815	7,062,497
Vornado Realty Trust, 5.40%, Series L, Pfd.	213,400	5,388,350
Vornado Realty Trust, 5.25%, Series M, Pfd.	200,000	5,076,000
Total Preferred Stocks (Cost $139,898,099)		142,399,747

Money Market Funds-1.34%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	2,763,737	2,763,737
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(b)(c)	2,971,869	2,973,652
Invesco Treasury Portfolio, Institutional Class, 0.02%(b)(c)	3,158,557	3,158,557
Total Money Market Funds (Cost $8,894,673)		8,895,946
TOTAL INVESTMENTS IN SECURITIES-99.48% (Cost $631,576,305)		658,711,764
OTHER ASSETS LESS LIABILITIES-0.52%		3,430,992
NET ASSETS-100.00%		$662,142,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                 Invesco Global Real Estate Income Fund

Investment Abbreviations:

Conv.	- Convertible
Pfd.	- Preferred
REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $13,029,170, which represented 1.97% of the Fund’s Net Assets.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,381,957	$95,224,546	$(101,842,766)	$-	$-	$2,763,737	$91,907
Invesco Liquid Assets Portfolio, Institutional Class	6,698,225	69,675,794	(73,404,412)	1,118	2,927	2,973,652	83,414
Invesco Treasury Portfolio, Institutional Class	10,722,237	108,828,052	(116,391,732)	-	-	3,158,557	101,233
Total	$26,802,419	$273,728,392	$(291,638,910)	$1,118	$2,927	$8,895,946	$276,554

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                 Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $622,681,632)	$649,815,818

Investments in affiliated money market funds, at value (Cost $8,894,673)	8,895,946

Foreign currencies, at value (Cost $834,647)	836,987

Receivable for:
Investments sold	7,175,931

Fund shares sold	354,351

Dividends	1,207,822

Interest	2,345

Investment for trustee deferred compensation and retirement plans	145,814

Other assets	33,698

Total assets	668,468,712

Liabilities:
Payable for:
Investments purchased	4,842,383

Fund shares reacquired	890,733

Accrued fees to affiliates	283,245

Accrued trustees’ and officers’ fees and benefits	6,498

Accrued other operating expenses	146,014

Trustee deferred compensation and retirement plans	157,083

Total liabilities	6,325,956

Net assets applicable to shares outstanding	$662,142,756

Net assets consist of:
Shares of beneficial interest	$710,736,967

Distributable earnings (loss)	(48,594,211)

$662,142,756

Net Assets:
Class A	$135,021,514

Class C	$21,393,863

Class Y	$296,996,728

Class R5	$2,939,860

Class R6	$205,790,791

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,755,162

Class C	2,658,122

Class Y	36,976,266

Class R5	365,081

Class R6	25,557,369

Class A:
Net asset value per share	$8.06

Maximum offering price per share (Net asset value of $8.06 ÷ 94.50%)	$8.53

Class C:
Net asset value and offering price per share	$8.05

Class Y:
Net asset value and offering price per share	$8.03

Class R5:
Net asset value and offering price per share	$8.05

Class R6:
Net asset value and offering price per share	$8.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                                 Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $939,542)	$20,640,085

Interest (net of foreign withholding taxes of $2,781)	4,205,452

Dividends from affiliated money market funds	276,554

Total investment income	25,122,091

Expenses:
Advisory fees	5,025,747

Administrative services fees	98,968

Custodian fees	51,990

Distribution fees:
Class A	389,759

Class C	294,013

Transfer agent fees – A, C and Y	858,535

Transfer agent fees – R5	3,795

Transfer agent fees – R6	10,158

Trustees’ and officers’ fees and benefits	25,388

Registration and filing fees	61,186

Reports to shareholders	126,846

Professional services fees	56,680

Other	18,827

Total expenses	7,021,892

Less: Fees waived and/or expense offset arrangement(s)	(31,657)

Net expenses	6,990,235

Net investment income	18,131,856

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(40,151,677)

Foreign currencies	36,132

(40,115,545)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(44,607,763)

Foreign currencies	16,676

(44,591,087)

Net realized and unrealized gain (loss)	(84,706,632)

Net increase (decrease) in net assets resulting from operations	$(66,574,776)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                                 Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$18,131,856	$29,156,557

Net realized gain (loss)	(40,115,545)	12,963,340

Change in net unrealized appreciation (depreciation)	(44,591,087)	30,149,611

Net increase (decrease) in net assets resulting from operations	(66,574,776)	72,269,508

Distributions to shareholders from distributable earnings:
Class A	(13,370,176)	(5,952,860)

Class C	(2,379,521)	(1,171,631)

Class Y	(30,825,099)	(21,134,426)

Class R5	(356,023)	(171,798)

Class R6	(11,211,475)	(5,128,822)

Total distributions from distributable earnings	(58,142,294)	(33,559,537)

Share transactions–net:
Class A	(11,271,105)	(21,446,550)

Class C	(12,003,682)	(14,377,162)

Class Y	(21,873,167)	(303,636,604)

Class R5	(846,470)	(1,350,688)

Class R6	87,434,080	(5,023,529)

Net increase (decrease) in net assets resulting from share transactions	41,439,656	(345,834,533)

Net increase (decrease) in net assets	(83,277,414)	(307,124,562)

Net assets:
Beginning of year	745,420,170	1,052,544,732

End of year	$662,142,756	$745,420,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                                 Invesco Global Real Estate Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$9.57	$0.21	$(0.99)	$(0.78)	$(0.48)	$(0.25)	$(0.73)	$8.06	(8.55)%	$135,022	1.22	%(d)	1.22	%(d)	2.48	%(d)	72%
Year ended 08/31/19	9.11	0.28	0.49	0.77	(0.31)	—	(0.31)	9.57	8.69	175,013	1.25		1.25		3.05		41
Year ended 08/31/18	9.18	0.30	(0.02)	0.28	(0.35)	—	(0.35)	9.11	3.11	188,658	1.24		1.24		3.33		59
Year ended 08/31/17	9.30	0.26	(0.02)	0.24	(0.36)	—	(0.36)	9.18	2.76	244,129	1.25		1.25		2.88		43
Year ended 08/31/16	8.81	0.30	0.67	0.97	(0.28)	(0.20)	(0.48)	9.30	11.54	385,887	1.24		1.24		3.37		60
Class C
Year ended 08/31/20	9.55	0.15	(0.99)	(0.84)	(0.41)	(0.25)	(0.66)	8.05	(9.22)	21,394	1.97	(d)	1.97	(d)	1.73	(d)	72
Year ended 08/31/19	9.09	0.21	0.49	0.70	(0.24)	—	(0.24)	9.55	7.89	39,088	2.00		2.00		2.30		41
Year ended 08/31/18	9.16	0.23	(0.02)	0.21	(0.28)	—	(0.28)	9.09	2.34	51,925	1.99		1.99		2.58		59
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99	70,537	2.00		2.00		2.13		43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	95,245	1.99		1.99		2.62		60
Class Y
Year ended 08/31/20	9.54	0.23	(0.99)	(0.76)	(0.50)	(0.25)	(0.75)	8.03	(8.34)	296,997	0.97	(d)	0.97	(d)	2.73	(d)	72
Year ended 08/31/19	9.08	0.30	0.49	0.79	(0.33)	—	(0.33)	9.54	8.98	389,619	1.00		1.00		3.30		41
Year ended 08/31/18	9.15	0.32	(0.02)	0.30	(0.37)	—	(0.37)	9.08	3.37	670,338	0.99		0.99		3.58		59
Year ended 08/31/17	9.28	0.28	(0.03)	0.25	(0.38)	—	(0.38)	9.15	2.91	453,479	1.00		1.00		3.13		43
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28	11.84	396,910	0.99		0.99		3.62		60
Class R5
Year ended 08/31/20	9.56	0.24	(1.00)	(0.76)	(0.50)	(0.25)	(0.75)	8.05	(8.27)	2,940	0.91	(d)	0.91	(d)	2.79	(d)	72
Year ended 08/31/19	9.11	0.31	0.48	0.79	(0.34)	—	(0.34)	9.56	8.98	4,517	0.90		0.90		3.40		41
Year ended 08/31/18	9.18	0.33	(0.02)	0.31	(0.38)	—	(0.38)	9.11	3.46	5,745	0.92		0.92		3.65		59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.39)	—	(0.39)	9.18	3.10	7,557	0.93		0.93		3.20		43
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30	11.91	12,898	0.90		0.90		3.71		60
Class R6
Year ended 08/31/20	9.56	0.24	(0.99)	(0.75)	(0.51)	(0.25)	(0.76)	8.05	(8.17)	205,791	0.82	(d)	0.82	(d)	2.88	(d)	72
Year ended 08/31/19	9.11	0.32	0.48	0.80	(0.35)	—	(0.35)	9.56	9.08	137,183	0.81		0.81		3.49		41
Year ended 08/31/18	9.17	0.34	(0.02)	0.32	(0.38)	—	(0.38)	9.11	3.66	135,878	0.82		0.82		3.75		59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.40)	—	(0.40)	9.17	3.09	151,573	0.84		0.84		3.29		43
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30	12.00	155,908	0.82		0.82		3.79		60

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for [s]hareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $155,904, $29,401, $350,686, $3,796 and $138,397 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                                 Invesco Global Real Estate Income Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

17                                 Invesco Global Real Estate Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

18                                 Invesco Global Real Estate Income Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $30,704.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans for Class A shares, reimburses IDI at the annual rate of 0.25% of the average daily net assets of Class A shares pusuant to the Plans for Class C shares, compensates IDI at a rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $15,361 in front-end sales commissions from the sale of Class A shares and $242 and $2,076 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

19                                 Invesco Global Real Estate Income Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$20,790,009	$–	$ 20,790,009
Belgium	–	5,755,456	–	5,755,456
Canada	18,783,028	–	–	18,783,028
Denmark	–	2,228,452	–	2,228,452
France	4,233,695	6,132,219	–	10,365,914
Germany	–	34,139,122	–	34,139,122
Hong Kong	–	31,141,262	–	31,141,262
Italy	–	3,113,227	–	3,113,227
Japan	–	53,307,292	–	53,307,292
Mexico	5,400,061	–	–	5,400,061
Singapore	–	15,778,888	–	15,778,888
South Africa	–	584,397	–	584,397
Spain	5,855,550	7,903,985	–	13,759,535
Sweden	–	7,750,700	–	7,750,700
Switzerland	–	4,214,181	–	4,214,181
United Kingdom	11,920,336	2,531,400	–	14,451,736
United States	408,252,558	–	–	408,252,558
Money Market Funds	8,895,946	–	–	8,895,946
Total Investments	$463,341,174	$195,370,590	$–	$658,711,764

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $953.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

20                                 Invesco Global Real Estate Income Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income	$38,720,471	$33,559,537

Long-term capital gain	19,421,823	–

Total distributions	$58,142,294	$33,559,537

Tax Components of Net Assets at Period-End:

		2020

Net unrealized appreciation – investments		$16,617,317

Net unrealized appreciation - foreign currencies		8,104

Temporary book/tax differences		(123,261)

Post-October capital loss deferral		(65,096,371)

Shares of beneficial interest		710,736,967

Total net assets		$662,142,756

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $493,268,469 and $472,497,980, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$62,457,559

Aggregate unrealized (depreciation) of investments	(45,840,242)

Net unrealized appreciation of investments	$16,617,317

Cost of investments for tax purposes is $642,094,447.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on August 31, 2020, undistributed net investment income was increased by $10,007,915, undistributed net realized gain (loss) was decreased by $9,905,330 and shares of beneficial interest was decreased by $102,585. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	1,618,381	$14,000,910	1,465,346	$13,369,134

Class C	283,987	2,453,870	522,160	4,786,507

Class Y	13,861,809	117,244,563	13,361,294	119,530,724

Class R5	96,779	826,089	80,515	743,981

Class R6	13,961,447	108,953,332	1,510,352	13,914,619

Issued as reinvestment of dividends:
Class A	1,242,818	10,788,902	518,938	4,713,766

Class C	208,175	1,827,120	95,303	862,444

Class Y	2,763,679	23,808,555	1,188,362	10,764,441

Class R5	37,117	321,599	17,207	156,108

Class R6	1,299,596	11,175,361	563,000	5,112,241

21                                 Invesco Global Real Estate Income Fund

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	866,117	$7,578,281	717,523	$6,427,887

Class C	(866,760)	(7,578,281)	(718,341)	(6,427,887)

Reacquired:
Class A	(5,259,263)	(43,639,198)	(5,121,989)	(45,957,337)

Class C	(1,059,936)	(8,706,391)	(1,516,846)	(13,598,226)

Class Y	(20,479,769)	(162,926,285)	(47,515,037)	(433,931,769)

Class R5	(241,096)	(1,994,158)	(256,272)	(2,250,777)

Class R6	(4,046,574)	(32,694,613)	(2,649,242)	(24,050,389)

Net increase (decrease) in share activity	4,286,507	$41,439,656	(37,737,727)	$(345,834,533)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22                                 Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                                 Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$930.10	$5.87	$1,019.05	$6.14	1.21%
Class C	1,000.00	927.00	9.45	1,015.33	9.88	1.95
Class Y	1,000.00	931.20	4.66	1,020.31	4.88	0.96
Class R5	1,000.00	931.60	4.32	1,020.66	4.52	0.89
Class R6	1,000.00	932.10	3.89	1,021.11	4.06	0.80

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24                                 Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.

(collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds and specifically that many of the peer funds are all equity funds while the Fund has a fixed income component. The Board noted that the Fund’s exposure to real estate fixed income securities detracted from relative performance and considered this in the context of the Fund’s stated objective which includes a current income component. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any

25                                 Invesco Global Real Estate Income Fund

applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                                 Invesco Global Real Estate Income Fund

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$19,421,823
Qualified Dividend Income*	21.00%
Corporate Dividends Received Deduction*	1.89%
Business Interest Income*	13.56%
Qualified Business Income (199A)*	31.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$658,720

28                                 Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309 Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                                 Invesco Global Real Estate Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Growth and Income Fund
Nasdaq: A: ACGIX ∎ C: ACGKX ∎ R: ACGLX ∎ Y: ACGMX ∎ R5: ACGQX ∎ R6: GIFFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Growth and Income Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.39%
Class C Shares	-5.05
Class R Shares	-4.56
Class Y Shares	-4.12
Class R5 Shares	-4.03
Class R6 Shares	-3.93
S&P 500 Index▼ (Broad Market Index)	21.94
Russell 1000 Value Index▼ (Style-Specific Index)	0.84
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	4.22
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the Fed cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

Eight out of eleven sectors within the Russell 1000 Value Index had positive returns for the fiscal year. The health care sector had the highest returns for the period, while the energy sector posted a double-digit loss.

Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative underperformance compared to the Russell 100 Value Index for the fiscal year. Within the sector, Carnival and Capri Holdings were significant detractors, driven in large party by the pandemic-related sell-off in February and March of 2020. Shares of Carnival declined sharply following news of Covid-19 infections on cruise ships. The industry was also hit by the suspension of cruise travel that resulted from the virus outbreak. As a result, the team eliminated the Fund’s position in the stock as they believed cruise demand would be slower to recover than other areas within the sector. Capri

Holdings includes the Michael Kors, Versace, and Jimmy Choo brands. The stock declined significantly in the market correction, as consumers sheltered-in-place and stores closed amid the Covid-19 pandemic.

    Stock selection in and overweight exposure to the energy sector also detracted from the Fund’s relative performance versus the Russell 1000 Value Index during the fiscal year. Energy stocks were negatively impacted by the severe decline in oil prices due to the concurrent increase in oil supply resulting from the Saudi Arabia/ Russia conflict, and the sharp deceleration in demand due to COVID-19. Key detractors for the fiscal year included Technip FMC, Royal Dutch Shell and Marathon Oil. The team eliminated these positions during the fiscal year and reduced the Fund’s overall exposure to the sector during the period, as the extent of volume declines due to the pandemic is difficult to estimate.

    Security selection in and underweight exposure to the consumer staples sector also detracted from the Fund’s relative performance versus the Russell 1000 Value Index. Restaurant supplier US Foods was a key detractor from Fund performance as demand declined sharply due to Covid-19-related restaurant closures. The Fund’s lack of exposure to Proctor & Gamble and Wal-Mart (not Fund holdings) also hurt performance. These companies held up relatively better than other companies in the consumer staples sector as they were beneficiaries of heightened consumer demand in response to pandemic-related shelter-in-place mandates.

    Stock selection in and overweight exposure to the information technology (IT) sector was the largest contributor to the Fund’s relative performance compared to the Russell 1000 Value Index. Within the sector, Apple and Qualcomm were the largest contributors, both benefitting from a strong rally in the sector beginning in the second quarter of 2020. Apple shares moved significantly higher as the company reopened its factory in China and demand largely recovered from March lows. Positive news about Qualcomm’s next-generation connectivity chips and positive coverage from analysts also drove the stock’s performance.

    The Fund’s underweight exposure to the real estate sector also helped the Fund’s relative performance versus the Russell 1000 Value Index as the sector underperformed, posting a double-digit decline for the fiscal year.

    Security selection in the communication services sector was another contributor to the Fund’s performance during the fiscal year. Charter Communications reported strong revenues during the year as the company focused on adding broadband subscribers to drive future growth.

    The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives

4	Invesco Growth and Income Fund

were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the fiscal year.

During the fiscal year, the team reduced the Fund’s relative overweight exposures to the financials and energy sectors, and increased exposures to the industrials, IT, materials and real estate sectors. At the end of the fiscal year, the Fund’s largest overweight exposures were to the IT, financials and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

As always, we thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

Portfolio managers:

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.10%
10 Years	8.80
5 Years	3.93
1 Year	-9.64

Class C Shares
Inception (8/2/93)	8.52%
10 Years	8.62
5 Years	4.36
1 Year	-5.93

Class R Shares
Inception (10/1/02)	7.58%
10 Years	9.15
5 Years	4.86
1 Year	-4.56

Class Y Shares
Inception (10/19/04)	7.01%
10 Years	9.69
5 Years	5.38
1 Year	-4.12

Class R5 Shares
Inception (6/1/10)	9.34%
10 Years	9.81
5 Years	5.47
1 Year	-4.03

Class R6 Shares
10 Years	9.79%
5 Years	5.57
1 Year	-3.93

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior rep-

resentatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Financials	22.53%
Health Care	17.03
Information Technology	13.94
Industrials	10.97
Consumer Discretionary	7.44
Consumer Staples	7.18
Energy	5.72
Materials	5.03
Communication Services	4.30
Utilities	2.56
Other Sectors, Each Less than 2% of Net Assets	1.44
Money Market Funds Plus Other Assets Less Liabilities	1.86

Top 10 Equity Holdings*
% of total net assets
1. Philip Morris International, Inc.	3.06%
2. General Motors Co.	2.88
3. Citigroup, Inc.	2.84
4. Johnson & Johnson	2.77
5. Morgan Stanley	2.62
6. Cognizant Technology Solutions Corp., Class A	2.54
7. QUALCOMM, Inc.	2.42
8. Goldman Sachs Group, Inc. (The)	2.41
9. Anthem, Inc.	2.32
10. General Dynamics Corp.	2.28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9	Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–98.14%
Aerospace & Defense–4.58%
General Dynamics Corp.	728,946	$108,868,085
Raytheon Technologies Corp.	871,231	53,145,091
Textron, Inc.	1,443,673	56,924,026
		218,937,202

Apparel Retail–1.15%
TJX Cos., Inc. (The)	1,004,778	55,051,787

Apparel, Accessories & Luxury Goods–0.86%
Capri Holdings Ltd.(b)	2,590,040	41,026,234

Automobile Manufacturers–2.88%
General Motors Co.	4,649,447	137,763,115

Building Products–3.71%
Johnson Controls International PLC	2,485,654	101,240,687
Trane Technologies PLC	643,531	76,187,635
		177,428,322

Cable & Satellite–2.74%
Charter Communications, Inc., Class A(b)	99,918	61,510,520
Comcast Corp., Class A	1,544,206	69,195,871
		130,706,391

Commodity Chemicals–1.09%
Dow, Inc.	1,148,708	51,829,705

Diversified Banks–5.81%
Bank of America Corp.	2,758,861	71,013,082
Citigroup, Inc.	2,658,909	135,923,428
Wells Fargo & Co.	2,927,111	70,689,731
		277,626,241

Electric Utilities–2.56%
Duke Energy Corp.	463,206	37,213,970
Exelon Corp.	1,340,820	49,489,666
FirstEnergy Corp.	1,241,406	35,491,798
		122,195,434

Electronic Components–1.19%
Corning, Inc.	1,746,535	56,692,526

Electronic Manufacturing Services–0.94%
TE Connectivity Ltd.	462,832	44,709,571

Fertilizers & Agricultural Chemicals–2.87%
Corteva, Inc.	3,440,494	98,226,104
Nutrien Ltd. (Canada)	1,054,857	38,892,577
		137,118,681

Food Distributors–2.70%
Sysco Corp.	1,177,163	70,794,583
US Foods Holding Corp.(b)	2,385,999	58,099,075
		128,893,658

Health Care Distributors–1.35%
McKesson Corp.	418,761	64,254,688

	Shares	Value
Health Care Equipment–3.23%
Medtronic PLC	911,065	$97,912,156
Zimmer Biomet Holdings, Inc.	400,817	56,467,099
		154,379,255

Health Care Services–1.09%
CVS Health Corp.	841,129	52,250,933

Health Care Supplies–0.76%
Alcon, Inc. (Switzerland)(b)	636,080	36,118,303

Home Improvement Retail–1.12%
Kingfisher PLC (United Kingdom)	14,710,236	53,514,286

Human Resource & Employment Services–0.48%
Adecco Group AG (Switzerland)	440,852	23,028,603

Insurance Brokers–1.09%
Willis Towers Watson PLC	252,851	51,968,466

Integrated Oil & Gas–2.71%
BP PLC (United Kingdom)	12,040,181	42,011,610
Chevron Corp.	1,043,709	87,598,497
		129,610,107

Internet & Direct Marketing Retail–1.42%
Booking Holdings, Inc.(b)	35,575	67,964,259

Investment Banking & Brokerage–5.70%
Charles Schwab Corp. (The)	893,343	31,740,477
Goldman Sachs Group, Inc. (The)	562,840	115,309,031
Morgan Stanley	2,395,077	125,166,724
		272,216,232

IT Consulting & Other Services–2.54%
Cognizant Technology Solutions Corp., Class A	1,815,447	121,380,786

Managed Health Care–2.32%
Anthem, Inc.	393,984	110,914,376

Multi-line Insurance–2.00%
American International Group, Inc.	3,279,033	95,551,022

Oil & Gas Exploration & Production–3.01%
Canadian Natural Resources Ltd. (Canada)	1,861,777	36,711,699
Concho Resources, Inc.	756,125	39,303,377
Devon Energy Corp.	2,887,116	31,382,951
Parsley Energy, Inc., Class A	3,381,870	36,355,103
		143,753,130

Other Diversified Financial Services–2.10%
Equitable Holdings, Inc.	1,907,742	40,425,053
Voya Financial, Inc.	1,152,964	59,850,361
		100,275,414

Packaged Foods & Meats–1.42%
Kellogg Co.	415,015	29,428,714
Mondelez International, Inc., Class A	656,992	38,381,472
		67,810,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Growth and Income Fund

	Shares	Value
Pharmaceuticals–8.28%
Bristol-Myers Squibb Co.	1,614,064	$100,394,781
GlaxoSmithKline PLC (United Kingdom)	1,711,260	33,674,853
Johnson & Johnson	862,492	132,314,898
Pfizer, Inc.	1,461,892	55,244,898
Sanofi (France)	732,034	74,132,718
		395,762,148

Railroads–2.19%
CSX Corp.	1,368,648	104,646,826

Real Estate Services–1.44%
CBRE Group, Inc., Class A(b)	1,462,049	68,760,164

Regional Banks–5.83%
Citizens Financial Group, Inc.	3,366,695	87,096,400
PNC Financial Services Group, Inc. (The)	922,568	102,589,561
Truist Financial Corp.	2,292,785	88,982,986
		278,668,947

Semiconductors–5.15%
Intel Corp.	1,294,818	65,970,977
NXP Semiconductors N.V. (Netherlands)	513,048	64,520,917
QUALCOMM, Inc.	972,051	115,771,274
		246,263,168

Specialty Chemicals–1.08%
DuPont de Nemours, Inc.	921,862	51,403,025

	Shares	Value
Systems Software–2.12%
Oracle Corp.	1,770,514	$101,308,811

Technology Hardware, Storage & Peripherals–2.00%
Apple, Inc.	740,040	95,494,762

Tobacco–3.06%
Philip Morris International, Inc.	1,833,135	146,265,842

Wireless Telecommunication Services–1.57%
Vodafone Group PLC (United Kingdom)	50,747,267	74,878,443
Total Common Stocks & Other Equity Interests (Cost $3,888,464,708)		4,688,421,049

Money Market Funds–2.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	35,386,014	35,386,014
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(c)(d)	25,024,002	25,039,016
Invesco Treasury Portfolio, Institutional Class, 0.02%(c)(d)	40,441,159	40,441,159
Total Money Market Funds (Cost $100,849,431)		100,866,189
TOTAL INVESTMENTS IN SECURITIES–100.25% (Cost $3,989,314,139)		4,789,287,238
OTHER ASSETS LESS LIABILITIES–(0.25)%		(11,862,089)
NET ASSETS–100.00%		$4,777,425,149

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$164,212,407	$ 404,482,921	$ (533,309,314)	$ -	$ -	$35,386,014	$ 667,174
Invesco Liquid Assets Portfolio, Institutional Class	117,314,384	289,505,173	(381,797,191)	1,222	15,428	25,039,016	556,925
Invesco Treasury Portfolio, Institutional Class	187,671,322	462,266,196	(609,496,359)	-	-	40,441,159	741,385
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	58,179,440	(58,179,440)	-	-	-	6,333	*
Invesco Liquid Assets Portfolio, Institutional Class	-	19,398,787	(19,389,309)	-	(9,478)	-	3,336	*
Invesco Private Government Fund	-	125,420,979	(125,420,979)	-	-	-	670	*
Invesco Private Prime Fund	-	17,144,503	(17,144,503)	-	-	-	154	*
Total	$469,198,113	$1,376,397,999	$(1,744,737,095)	$1,222	$ 5,950	$100,866,189	$1,975,977

*  Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts

Settlement Date			Contract to			Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

Currency Risk

09/18/2020	State Street Bank & Trust Co.	USD	3,200,546	CAD	4,223,611	$ 37,722

09/18/2020	State Street Bank & Trust Co.	USD	1,824,738	CHF	1,665,256	18,340

09/18/2020	State Street Bank & Trust Co.	USD	4,429,708	EUR	3,737,021	31,436

09/18/2020	State Street Bank & Trust Co.	USD	22,407,225	GBP	16,971,431	281,846

Subtotal-Appreciation						369,344

Currency Risk
09/18/2020	Bank of New York Mellon (The)	CHF	42,903,249	USD	47,027,051	(457,531)

09/18/2020	Bank of New York Mellon (The)	GBP	131,957,252	USD	172,958,877	(3,454,493)

09/18/2020	State Street Bank & Trust Co.	CAD	40,835,456	USD	30,717,922	(590,869)

09/18/2020	State Street Bank & Trust Co.	CHF	1,855,600	USD	2,038,651	(15,096)

09/18/2020	State Street Bank & Trust Co.	EUR	51,035,568	USD	60,202,180	(722,576)

09/18/2020	State Street Bank & Trust Co.	USD	2,774,634	CHF	2,503,657	(3,628)

Subtotal-Depreciation						(5,244,193)

Total Forward Foreign Currency Contracts						$(4,874,849)

Abbreviations:

CAD –Canadian Dollar

CHF –Swiss Franc

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $3,888,464,708)	$4,688,421,049

Investments in affiliated money market funds, at value (Cost $100,849,431)	100,866,189

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	369,344

Foreign currencies, at value (Cost $58,240)	59,049

Receivable for:
Fund shares sold	1,707,933

Dividends	14,676,266

Investment for trustee deferred compensation and retirement plans	729,151

Other assets	94,757

Total assets	4,806,923,738

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,244,193

Payable for:
Investments purchased	8,316,270

Dividends	7

Fund shares reacquired	12,403,457

Accrued fees to affiliates	2,483,310

Accrued trustees’ and officers’ fees and benefits	20,874

Accrued other operating expenses	223,209

Trustee deferred compensation and retirement plans	807,269

Total liabilities	29,498,589

Net assets applicable to shares outstanding	$4,777,425,149

Net assets consist of:
Shares of beneficial interest	$3,925,628,886

Distributable earnings	851,796,263

$4,777,425,149

Net Assets:
Class A	$2,609,001,632

Class C	$38,808,113

Class R	$61,341,772

Class Y	$477,858,186

Class R5	$443,314,872

Class R6	$1,147,100,574

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	130,362,775

Class C	1,967,295

Class R	3,061,799

Class Y	23,856,581

Class R5	22,102,987

Class R6	57,182,364

Class A:
Net asset value per share	$20.01

Maximum offering price per share (Net asset value of $20.01 ÷ 94.50%)	$21.17

Class C:
Net asset value and offering price per share	$19.73

Class R:
Net asset value and offering price per share	$20.03

Class Y:
Net asset value and offering price per share	$20.03

Class R5:
Net asset value and offering price per share	$20.06

Class R6:
Net asset value and offering price per share	$20.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,030,212)	$156,009,907

Dividends from affiliated money market funds (includes securities lending income of $514,959)	2,480,443

Total investment income	158,490,350

Expenses:
Advisory fees	20,353,477

Administrative services fees	844,001

Custodian fees	94,145

Distribution fees:
Class A	7,425,386

Class C	542,340

Class R	351,631

Transfer agent fees – A, C, R and Y	6,852,312

Transfer agent fees – R5	561,540

Transfer agent fees – R6	68,211

Trustees’ and officers’ fees and benefits	87,329

Registration and filing fees	136,441

Reports to shareholders	300,173

Professional services fees	45,112

Other	58,764

Total expenses	37,720,862

Less: Fees waived and/or expense offset arrangement(s)	(212,990)

Net expenses	37,507,872

Net investment income	120,982,478

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	84,116,830

Foreign currencies	4,893,492

Forward foreign currency contracts	(24,300,294)

64,710,028

Change in net unrealized appreciation (depreciation) of:
Investment securities	(379,246,778)

Foreign currencies	224,064

Forward foreign currency contracts	(8,575,851)

(387,598,565)

Net realized and unrealized gain (loss)	(322,888,537)

Net increase (decrease) in net assets resulting from operations	$(201,906,059)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$120,982,478	$144,302,313

Net realized gain	64,710,028	606,344,623

Change in net unrealized appreciation (depreciation)	(387,598,565)	(1,151,168,341)

Net increase (decrease) in net assets resulting from operations	(201,906,059)	(400,521,405)

Distributions to shareholders from distributable earnings:

Class A	(289,228,828)	(423,519,761)

Class C	(5,035,411)	(23,897,003)

Class R	(6,622,540)	(11,806,121)

Class Y	(76,722,911)	(138,060,204)

Class R5	(62,028,594)	(100,727,092)

Class R6	(136,731,969)	(185,760,036)

Total distributions from distributable earnings	(576,370,253)	(883,770,217)

Share transactions–net:

Class A	(369,392,082)	50,679,776

Class C	(30,063,112)	(124,884,378)

Class R	(13,559,679)	(13,581,205)

Class Y	(363,147,856)	(125,646,831)

Class R5	(221,668,392)	(40,479,886)

Class R6	(173,456,283)	86,707,598

Net increase (decrease) in net assets resulting from share transactions	(1,171,287,404)	(167,204,926)

Net increase (decrease) in net assets	(1,949,563,716)	(1,451,496,548)

Net assets:

Beginning of year	6,726,988,865	8,178,485,413

End of year	$4,777,425,149	$6,726,988,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$22.89	$0.41		$(1.24)	$(0.83)	$(0.44)	$(1.61)	$(2.05)	$20.01	(4.39)%		$2,609,002	0.81	%(d)	0.81	%(d)	1.97	%(d)	26%
Year ended 08/31/19	27.50	0.44		(2.02)	(1.58)	(0.43)	(2.60)	(3.03)	22.89	(4.99)		3,386,466	0.81		0.81		1.84		23
Year ended 08/31/18	27.42	0.40		2.76	3.16	(0.52)	(2.56)	(3.08)	27.50	11.96		3,954,641	0.80		0.80		1.44		29
Year ended 08/31/17	25.12	0.53	(e)	3.64	4.17	(0.42)	(1.45)	(1.87)	27.42	16.90		3,972,916	0.82		0.82		1.96	(e)	16
Year ended 08/31/16	25.44	0.38		1.44	1.82	(0.42)	(1.72)	(2.14)	25.12	7.93		4,058,588	0.83		0.83		1.59		18
Class C
Year ended 08/31/20	22.57	0.25		(1.20)	(0.95)	(0.28)	(1.61)	(1.89)	19.73	(5.05)		38,808	1.56	(d)	1.56	(d)	1.22	(d)	26
Year ended 08/31/19	27.15	0.27		(2.00)	(1.73)	(0.25)	(2.60)	(2.85)	22.57	(5.67	)(f)	76,522	1.53	(f)	1.53	(f)	1.12	(f)	23
Year ended 08/31/18	27.09	0.19		2.74	2.93	(0.31)	(2.56)	(2.87)	27.15	11.17	(f)	243,564	1.53	(f)	1.53	(f)	0.71	(f)	29
Year ended 08/31/17	24.84	0.32	(e)	3.60	3.92	(0.22)	(1.45)	(1.67)	27.09	16.00		253,253	1.57		1.57		1.21	(e)	16
Year ended 08/31/16	25.17	0.20		1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14	(f)	290,579	1.55	(f)	1.55	(f)	0.87	(f)	18
Class R
Year ended 08/31/20	22.90	0.36		(1.23)	(0.87)	(0.39)	(1.61)	(2.00)	20.03	(4.60)		61,342	1.06	(d)	1.06	(d)	1.72	(d)	26
Year ended 08/31/19	27.52	0.38		(2.03)	(1.65)	(0.37)	(2.60)	(2.97)	22.90	(5.27)		84,224	1.06		1.06		1.59		23
Year ended 08/31/18	27.43	0.33		2.77	3.10	(0.45)	(2.56)	(3.01)	27.52	11.71		115,360	1.05		1.05		1.19		29
Year ended 08/31/17	25.14	0.46	(e)	3.64	4.10	(0.36)	(1.45)	(1.81)	27.43	16.55		119,766	1.07		1.07		1.71	(e)	16
Year ended 08/31/16	25.45	0.32		1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69		116,837	1.08		1.08		1.34		18
Class Y
Year ended 08/31/20	22.91	0.47		(1.24)	(0.77)	(0.50)	(1.61)	(2.11)	20.03	(4.12)		477,858	0.56	(d)	0.56	(d)	2.22	(d)	26
Year ended 08/31/19	27.53	0.50		(2.03)	(1.53)	(0.49)	(2.60)	(3.09)	22.91	(4.78)		938,866	0.56		0.56		2.09		23
Year ended 08/31/18	27.44	0.47		2.77	3.24	(0.59)	(2.56)	(3.15)	27.53	12.27		1,266,205	0.55		0.55		1.69		29
Year ended 08/31/17	25.15	0.59	(e)	3.64	4.23	(0.49)	(1.45)	(1.94)	27.44	17.13		1,152,199	0.57		0.57		2.21	(e)	16
Year ended 08/31/16	25.46	0.44		1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24		1,851,513	0.58		0.58		1.84		18
Class R5
Year ended 08/31/20	22.94	0.49		(1.24)	(0.75)	(0.52)	(1.61)	(2.13)	20.06	(4.03)		443,315	0.48	(d)	0.48	(d)	2.30	(d)	26
Year ended 08/31/19	27.56	0.52		(2.03)	(1.51)	(0.51)	(2.60)	(3.11)	22.94	(4.70)		746,385	0.48		0.48		2.17		23
Year ended 08/31/18	27.47	0.49		2.77	3.26	(0.61)	(2.56)	(3.17)	27.56	12.35		932,196	0.48		0.48		1.76		29
Year ended 08/31/17	25.17	0.61	(e)	3.65	4.26	(0.51)	(1.45)	(1.96)	27.47	17.26		799,681	0.49		0.49		2.29	(e)	16
Year ended 08/31/16	25.49	0.46		1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31		765,516	0.48		0.48		1.94		18
Class R6
Year ended 08/31/20	22.94	0.50		(1.23)	(0.73)	(0.54)	(1.61)	(2.15)	20.06	(3.93)		1,147,101	0.39	(d)	0.39	(d)	2.39	(d)	26
Year ended 08/31/19	27.57	0.54		(2.04)	(1.50)	(0.53)	(2.60)	(3.13)	22.94	(4.64)		1,494,527	0.38		0.38		2.27		23
Year ended 08/31/18	27.48	0.51		2.77	3.28	(0.63)	(2.56)	(3.19)	27.57	12.46		1,666,520	0.38		0.38		1.86		29
Year ended 08/31/17	25.18	0.64	(e)	3.65	4.29	(0.54)	(1.45)	(1.99)	27.48	17.36		1,638,500	0.39		0.39		2.39	(e)	16
Year ended 08/31/16	25.49	0.49		1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46		680,404	0.38		0.38		2.04		18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $2,970,154, $54,484, $70,326, $687,710, $582,280 and $1,343,182 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.40 and 1.47%, $0.19 and 0.72%, $0.33 and 1.22%, $0.46 and 1.72%, $0.48 and 1.80% and $0.51 and 1.90% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.96%, 0.98% and 0.98% for the years ended August 31, 2019, August 31, 2018 and August 31, 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Growth and Income Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17	Invesco Growth and Income Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

18                          Invesco Growth and Income Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.36%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $203,170.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended August 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $249,264 in front-end sales commissions from the sale of Class A shares and $12,469 and $2,393 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2020, the Fund incurred $34,369 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

19                          Invesco Growth and Income Fund

NOTE 3-Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

–  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

–  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,351,062,233	$337,358,816	$–	$4,688,421,049
Money Market Funds	100,866,189	–	–	100,866,189
Total Investments in Securities	4,451,928,422	337,358,816	–	4,789,287,238

Other Investments - Assets*
Forward Foreign Currency Contracts	–	369,344	–	369,344
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(5,244,193)	–	(5,244,193)
Total Other Investments	–	(4,874,849)	–	(4,874,849)
Total Investments	$4,451,928,422	$332,483,967	$–	$4,784,412,389

*	Unrealized appreciation (depreciation).

NOTE 4-Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$369,344
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$369,344

Value
Currency
Derivative Liabilities	Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(5,244,193)
Derivatives not subject to master netting agreements	–
Total Derivative Liabilities subject to master netting agreements	$(5,244,193)

20                          Invesco Growth and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$ -	$(3,912,024)	$(3,912,024)	$-	$-	$(3,912,024)
State Street Bank & Trust Co.	369,344	(1,332,169)	(962,825)	-	-	(962,825)
Total	$369,344	$(5,244,193)	$(4,874,849)	$-	$-	$(4,874,849)

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(24,300,294)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(8,575,851)
Total	$(32,876,145)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$529,422,983

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,820.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019
Ordinary income*	$130,363,598	$144,724,735
Long-term capital gain	446,006,655	739,045,482
Total distributions	$576,370,253	$883,770,217
* Includes short-term capital gain distributions, if any.

21                          Invesco Growth and Income Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$29,090,653

Undistributed long-term capital gain	85,131,016

Net unrealized appreciation – investments	738,013,726

Net unrealized appreciation - foreign currencies	208,489

Temporary book/tax differences	(647,621)

Shares of beneficial interest	3,925,628,886

Total net assets	$4,777,425,149

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $1,428,291,912 and $2,725,148,135, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,104,933,623

Aggregate unrealized (depreciation) of investments	(366,919,897)

Net unrealized appreciation of investments	$738,013,726

Cost of investments for tax purposes is $4,046,398,663.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemptions in-kind and foreign currency transactions, on August 31, 2020, undistributed net investment income was increased by $4,596,008, undistributed net realized gain was decreased by $6,802,284 and shares of beneficial interest was increased by $2,206,276. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2020(a)		August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	12,252,927	$232,624,775	11,003,573	$258,990,000

Class C	464,832	8,961,437	627,526	14,332,894

Class R	504,338	9,657,016	530,933	12,499,672

Class Y	5,677,509	117,085,192	6,321,356	149,705,792

Class R5	5,727,613	114,472,525	6,597,748	155,506,889

Class R6	13,470,737	257,299,949	12,572,399	298,876,054

Issued as reinvestment of dividends:
Class A	12,074,275	268,677,218	18,355,632	397,644,474

Class C	207,024	4,601,683	1,040,751	22,083,019

Class R	295,518	6,606,142	544,241	11,784,185

Class Y	3,053,556	68,316,325	5,672,909	123,099,534

Class R5	2,777,517	61,811,878	4,630,645	100,719,811

Class R6	6,064,881	134,330,419	8,400,921	182,846,296

Automatic conversion of Class C shares to Class A shares:
Class A	545,424	11,370,130	5,524,023	122,941,791

Class C	(552,872)	(11,370,130)	(5,599,603)	(122,941,791)

22	Invesco Growth and Income Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2020(a)		August 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(42,486,440)	$ (882,064,205)	(30,692,774)	$(728,896,489)
Class C	(1,542,253)	(32,256,102)	(1,649,175)	(38,358,500)

Class R	(1,415,461)	(29,822,837)	(1,589,407)	(37,865,062)

Class Y	(25,855,073)	(548,549,373)	(17,004,714)	(398,452,157)

Class R5	(18,942,596)	(397,952,795)	(12,512,149)	(296,706,586)

Class R6	(27,493,365)	(565,086,651)	(16,288,449)	(395,014,752)

Net increase (decrease) in share activity	(55,171,909)	$(1,171,287,404)	(3,513,614)	$(167,204,926)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

23	Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$997.40	$4.17	$1,020.96	$4.22	0.83%
Class C	1,000.00	994.40	7.87	1,017.24	7.96	1.57
Class R	1,000.00	997.00	5.42	1,019.71	5.48	1.08
Class Y	1,000.00	998.90	2.91	1,022.22	2.95	0.58
Class R5	1,000.00	999.50	2.36	1,022.77	2.39	0.47
Class R6	1,000.00	1,000.10	1.96	1,023.18	1.98	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

25	Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s valuation focused style of investing, including its overweight and underweight exposures to and stock selection in certain sectors, negatively impacted performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information

26	Invesco Growth and Income Fund

regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$446,006,655
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	94.03%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28	Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Growth and Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Low Volatility Equity Yield Fund
Nasdaq:
A: SCAUX ∎ C: SCCUX ∎ R: SCRUX ∎ Y: SCAYX ∎ Investor: SCNUX ∎ R5: SCIUX ∎ R6: SLESX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

    The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Low Volatility Equity Yield Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.15%
Class C Shares	-0.87
Class R Shares	-0.42
Class Y Shares	0.12
Investor Class Shares	-0.14
Class R5 Shares	0.26
Class R6 Shares	0.35
S&P 500 Index▼ (Broad Market Index)	21.94
Russell 1000 Index▼ (Style-Specific Index)	22.50
Lipper Equity Income Funds Index∎ (Peer Group Index)	4.12

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the Fed cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

    The Fund, by design, exhibited a lower volatility level during the fiscal year than its style-specific benchmark, the Russell 1000 Index. The Fund seeks to create a diversified portfolio with a volatility target between a minimum variance portfolio and the style-specific benchmark. The portfolio utilizes both a multi-factor model and a proprietary risk model to build intended exposures to factors that historically have driven excess returns (Quality, Value and Momentum). Both models systematically evaluate fundamental and behavioral factors to rank securities based on their exposure to these factors and to rank attractiveness relative to industry peers subject to intended risk targets.

    During the fiscal year, overall factor performance detracted from the Fund’s performance relative to its style-specific bench-

mark. Value factors were the largest detractor as investors appeared to reward future growth prospects over metrics such as cashflow and earnings yield. Several sharp reversals in market sentiment also led to weakness in Price Momentum for the period. Historically, these factors are inversely correlated and provide diversification benefits. Quality exposures were positive contributors especially during the market downdraft in March but did not offset the weakness from Value and Price Momentum. Earnings Momentum was flat while a lower exposure to Growth and Size also detracted from relative returns.

    From a sector perspective, the information technology (IT), consumer staples, consumer discretionary, health care, communications services, real estate, financials and utilities sectors detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year, while the energy, industrials and materials sectors contributed to relative Fund performance. The Fund ended the fiscal year with overweight allocations to the consumer staples, health care, energy, consumer discretionary and communications services and underweight allocations to the IT, industrials, financials, utilities, real estate and materials sectors relative to the style-specific benchmark.

    Top performers relative to the Fund’s style-specific benchmark included Target, eBay, Electronic Arts and Xerox. Target’s sales held up well as customers appear to be looking for one-stop shopping alternatives to shopping malls. The company benefitted from online orders with drive-up pickup. Similarly, eBay’s shares have benefitted from increased sales as stay at home restrictions increased online traffic as well as led to an increase in online sellers. Electronic Arts, the maker of video games, beat sales and earnings estimates. Lastly, shares of Xerox rose in the fourth quarter of 2019 as it made a takeover bid for rival HP. (Held in the portfolio). The shares were sold in December and were recently reintroduced into the Fund.

    The largest detractors from the Fund’s performance relative to the style-specific benchmark for the fiscal year were due to underweight positions in select technology and technology-related stocks. Apple, Amazon (not a Fund holding), Microsoft and Tesla (not a Fund holding) outperformed the style-specific benchmark especially after the market rebounded from its March 2020 lows. The Fund’s underweight exposure to these stocks was due to relatively lower factor scores, as well as, the higher volatility exhibited by some of these stocks.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which delivered a

4	Invesco Low Volatility Equity Yield Fund

positive absolute return for the Fund. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for investing in Invesco Low Volatility Equity Yield Fund.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis

Portfolio managers:

Tarun Gupta

Anthony Munchak

Glen Murphy

Francis Orlando

Jerry Sun

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns As of 8/31/20, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	3.72%
10 Years	7.59
5 Years	3.02
1 Year	-5.67
Class C Shares
Inception (3/31/06)	3.59%
10 Years	7.37
5 Years	3.41
1 Year	-1.86
Class R Shares
Inception (3/31/06)	3.88%
10 Years	7.93
5 Years	3.94
1 Year	-0.42
Class Y Shares
Inception (10/3/08)	6.76%
10 Years	8.47
5 Years	4.45
1 Year	0.12
Investor Class Shares
Inception (4/25/08)	4.07%
10 Years	8.19
5 Years	4.21
1 Year	-0.14
Class R5 Shares
Inception (3/31/06)	4.49%
10 Years	8.62
5 Years	4.64
1 Year	0.26
Class R6 Shares
10 Years	8.37%
5 Years	4.51
1 Year	0.35

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Low Volatility Equity Yield Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Health Care	22.74%
Consumer Staples	19.23
Information Technology	15.30
Consumer Discretionary	13.58
Communication Services	11.47
Financials	5.63
Energy	4.69
Materials	2.25
Other Sectors, Each Less than 2% of Net Assets	2.40
U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	2.71

Top 10 Equity Holdings*

% of total net assets
1. Apple, Inc.	2.15%
2. Microsoft Corp.	2.04
3. Kimberly-Clark Corp.	1.93
4. Target Corp.	1.89
5. Amgen, Inc.	1.89
6. General Mills, Inc.	1.88
7. eBay, Inc.	1.81
8. McKesson Corp.	1.79
9. Regeneron Pharmaceuticals, Inc.	1.79
10. Lowe’s Cos., Inc.	1.76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

9	Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-97.29%
Agricultural Products-0.20%
Ingredion, Inc.	4,800	$386,112

Alternative Carriers-1.58%
CenturyLink, Inc.	281,200	3,022,900

Aluminum-0.32%
Arconic Corp.(b)	27,700	616,325

Application Software-2.30%
Cadence Design Systems, Inc.(b)	13,800	1,530,558
Citrix Systems, Inc.	19,800	2,874,960
		4,405,518

Asset Management & Custody Banks-0.57%
Artisan Partners Asset Management, Inc., Class A	5,600	216,776
Janus Henderson Group PLC (United Kingdom)	11,200	232,064
T. Rowe Price Group, Inc.	4,600	640,366
		1,089,206

Auto Parts & Equipment-0.09%
Magna International, Inc. (Canada)	3,700	179,857

Automotive Retail-1.01%
Murphy USA, Inc.(b)	14,300	1,928,498

Biotechnology-11.98%
Alexion Pharmaceuticals, Inc.(b)	17,200	1,964,584
Amgen, Inc.	14,300	3,622,476
Biogen, Inc.(b)	10,360	2,979,951
BioMarin Pharmaceutical, Inc.(b)	7,100	554,013
Emergent BioSolutions, Inc.(b)	4,400	501,820
Gilead Sciences, Inc.	44,500	2,970,375
Neurocrine Biosciences, Inc.(b)	11,600	1,350,472
Regeneron Pharmaceuticals, Inc.(b)	5,540	3,434,412
United Therapeutics Corp.(b)	21,700	2,321,032
Vertex Pharmaceuticals, Inc.(b)	11,700	3,265,704
		22,964,839

Building Products-0.23%
Carrier Global Corp.	14,500	432,825

Cable & Satellite-1.05%
Charter Communications, Inc., Class A(b)	3,260	2,006,889

Coal & Consumable Fuels-0.15%
Cameco Corp. (Canada)	25,100	290,407

Computer & Electronics Retail-1.29%
Best Buy Co., Inc.	22,300	2,473,293

Data Processing & Outsourced Services-1.17%
Western Union Co. (The)	95,100	2,243,409

Distributors-0.22%
Pool Corp.	1,280	419,635

	Shares	Value
Diversified Banks-0.50%
Canadian Imperial Bank of Commerce (Canada)	12,100	$960,135

Diversified Support Services-0.13%
Ritchie Bros. Auctioneers, Inc. (Canada)	4,200	245,490

Electric Utilities-0.22%
Fortis, Inc. (Canada)	3,600	144,144
PPL Corp.	9,800	270,774
		414,918

Food Retail-1.89%
Kroger Co. (The)	81,000	2,890,080
Sprouts Farmers Market, Inc.(b)	31,700	740,195
		3,630,275

General Merchandise Stores-3.38%
Dollar General Corp.	14,150	2,856,602
Target Corp.	24,000	3,629,040
		6,485,642

Health Care Distributors-4.67%
AmerisourceBergen Corp.	29,000	2,813,870
Cardinal Health, Inc.	53,000	2,690,280
McKesson Corp.	22,400	3,437,056
		8,941,206

Health Care Services-2.55%
CVS Health Corp.	31,100	1,931,932
DaVita, Inc.(b)	34,000	2,949,840
		4,881,772

Home Improvement Retail-3.37%
Home Depot, Inc. (The)	10,800	3,078,432
Lowe’s Cos., Inc.	20,500	3,376,145
		6,454,577

Household Products-3.49%
Clorox Co. (The)	13,350	2,983,725
Kimberly-Clark Corp.	23,500	3,707,360
		6,691,085

Housewares & Specialties-0.34%
Newell Brands, Inc.	41,200	658,376

Hypermarkets & Super Centers-1.64%
Walmart, Inc.	22,600	3,138,010

Industrial Machinery-0.16%
Otis Worldwide Corp.	4,900	308,210

Integrated Telecommunication Services-4.12%
AT&T, Inc.	68,200	2,033,042
BCE, Inc. (Canada)	62,600	2,692,426
Verizon Communications, Inc.	53,400	3,165,018
		7,890,486

Interactive Home Entertainment-4.60%
Activision Blizzard, Inc.	37,000	3,090,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Low Volatility Equity Yield Fund

	Shares	Value
Interactive Home Entertainment-(continued)
Electronic Arts, Inc.(b)	23,200	$3,235,704
Zynga, Inc., Class A(b)	275,000	2,491,500
		8,817,444

Internet & Direct Marketing Retail-1.81%
eBay, Inc.	63,500	3,478,530

IT Consulting & Other Services-3.41%
Amdocs Ltd.	37,200	2,277,756
Booz Allen Hamilton Holding Corp.	33,700	2,967,622
Leidos Holdings, Inc.	12,200	1,103,978
Perspecta, Inc.	9,300	193,161
		6,542,517

Managed Health Care-0.27%
Humana, Inc.	1,260	523,114

Movies & Entertainment-0.13%
Madison Square Garden Entertainment Corp.(b)	3,300	248,061

Office REITs-0.10%
Highwoods Properties, Inc.	5,200	193,752

Oil & Gas Exploration & Production-1.07%
Canadian Natural Resources Ltd. (Canada)	103,900	2,043,713

Oil & Gas Storage & Transportation-3.47%
Antero Midstream Corp.	85,300	577,481
Enbridge, Inc. (Canada)	76,000	2,433,520
Kinder Morgan, Inc.	192,200	2,656,204
Williams Cos., Inc. (The)	47,400	984,024
		6,651,229

Packaged Foods & Meats-9.52%
Campbell Soup Co.	54,900	2,888,289
Conagra Brands, Inc.	49,600	1,902,656
Flowers Foods, Inc.	35,500	868,330
General Mills, Inc.	56,400	3,606,780
Hain Celestial Group, Inc. (The)(b)	29,500	967,305
JM Smucker Co. (The)	15,700	1,886,826
Kellogg Co.	41,200	2,921,492
Kraft Heinz Co. (The)	91,400	3,202,656
		18,244,334

Paper Packaging-0.56%
International Paper Co.	29,700	1,077,219

Pharmaceuticals-3.27%
Eli Lilly and Co.	18,500	2,745,215
Mylan N.V.(b)	28,200	461,916
Pfizer, Inc.	81,000	3,060,990
		6,268,121

Property & Casualty Insurance-1.12%
Allstate Corp. (The)	23,000	2,139,000

Regional Banks-1.86%
First Republic Bank	24,000	2,709,840
Investors Bancorp, Inc.	109,500	848,625
		3,558,465

	Shares	Value
Restaurants-1.20%
Domino’s Pizza, Inc.	5,100	$2,085,696
Papa John’s International, Inc.	2,200	216,238
		2,301,934

Semiconductors-1.65%
Intel Corp.	57,500	2,929,625
Synaptics, Inc.(b)	2,800	238,924
		3,168,549

Specialized REITs-0.69%
Life Storage, Inc.	12,500	1,317,875

Specialty Stores-0.85%
Tractor Supply Co.	11,000	1,637,130

Steel-1.37%
Commercial Metals Co.	34,600	722,102
Reliance Steel & Aluminum Co.	18,100	1,898,147
		2,620,249

Systems Software-3.94%
Fortinet, Inc.(b)	6,700	884,434
Microsoft Corp.	17,350	3,912,945
Oracle Corp.	48,100	2,752,282
		7,549,661

Technology Distributors-0.13%
Arrow Electronics, Inc.(b)	3,100	243,536

Technology Hardware, Storage & Peripherals-2.70%
Apple, Inc.	32,000	4,129,280
HP, Inc.	31,900	623,645
Xerox Holdings Corp.	21,900	413,034
		5,165,959

Thrifts & Mortgage Finance-1.59%
New York Community Bancorp, Inc.	228,000	2,063,400
PennyMac Financial Services, Inc.	18,500	975,320
		3,038,720

Tobacco-2.48%
Altria Group, Inc.	69,300	3,031,182
Philip Morris International, Inc.	21,600	1,723,464
		4,754,646

Trucking-0.88%
Werner Enterprises, Inc.	36,700	1,688,567
Total Common Stocks & Other Equity Interests (Cost $167,268,799)		186,432,220

	Principal Amount
U.S. Treasury Securities-0.38%
U.S. Treasury Bills-0.38%
0.05% - 0.39%, 09/10/2020 (Cost $724,937)(c)(d)	$725,000	724,937

	Shares
Money Market Funds-2.27%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	1,571,826	1,571,826
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(e)(f)	984,343	984,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Low Volatility Equity Yield Fund

	Shares	Value
Money Market Funds-(continued)
Invesco Treasury Portfolio, Institutional Class, 0.02%(e)(f)	1,796,373	$1,796,373
Total Money Market Funds (Cost $4,352,959)		4,353,132
TOTAL INVESTMENTS IN SECURITIES-99.94% (Cost $172,346,695)		191,510,289
OTHER ASSETS LESS LIABILITIES-0.06%		117,763
NET ASSETS-100.00%		$191,628,052

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,777,003	$8,362,432	$(8,567,609)	$-	$-	$1,571,826	$15,659
Invesco Liquid Assets Portfolio, Institutional Class	1,269,521	6,018,146	(6,302,485)	(80)	(169)	984,933	13,513
Invesco Treasury Portfolio, Institutional Class	2,030,861	9,557,065	(9,791,553)	-	-	1,796,373	17,424
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	750,916	9,122,583	(9,873,499)	-	-	-	3,325	*
Invesco Liquid Assets Portfolio, Institutional Class	250,305	2,761,095	(3,011,174)	-	(226)	-	1,286	*
Invesco Private Government Fund	-	3,450,323	(3,450,323)	-	-	-	11	*
Invesco Private Prime Fund	-	1,164,010	(1,164,010)	-	-	-	10	*
Total	$6,078,606	$40,435,654	$(42,160,653)	$(80)	$(395)	$4,353,132	$51,228

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	28	September-2020	$4,898,460	$317,235	$317,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $167,993,736)	$187,157,157
Investments in affiliated money market funds, at value (Cost $4,352,959)	4,353,132
Foreign currencies, at value (Cost $6,206)	6,328
Receivable for:
Fund shares sold	45,583
Dividends	424,251
Investment for trustee deferred compensation and retirement plans	202,884
Other assets	54,779
Total assets	192,244,114

Liabilities:
Other investments:
Variation margin payable - futures contracts	7,647
Payable for:
Fund shares reacquired	186,325
Accrued fees to affiliates	125,568
Accrued trustees’ and officers’ fees and benefits	5,217
Accrued other operating expenses	78,555
Trustee deferred compensation and retirement plans	212,750
Total liabilities	616,062
Net assets applicable to shares outstanding	$191,628,052

Net assets consist of:
Shares of beneficial interest	$198,982,044
Distributable earnings (loss)	(7,353,992)
$191,628,052

Net Assets:
Class A	$136,770,197
Class C	$4,000,552
Class R	$565,101
Class Y	$7,344,263
Investor Class	$33,342,732
Class R5	$9,498,298
Class R6	$106,909

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,356,153
Class C	397,750
Class R	55,443
Class Y	713,838
Investor Class	3,244,391
Class R5	922,060
Class R6	10,379
Class A:
Net asset value per share	$10.24
Maximum offering price per share (Net asset value of $10.24 ÷ 94.50%)	$10.84
Class C:
Net asset value and offering price per share	$10.06
Class R:
Net asset value and offering price per share	$10.19
Class Y:
Net asset value and offering price per share	$10.29
Investor Class:
Net asset value and offering price per share	$10.28
Class R5:
Net asset value and offering price per share	$10.30
Class R6:
Net asset value and offering price per share	$10.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $63,938)	$5,532,978
Dividends from affiliated money market funds (includes securities lending income of $21,979)	68,575
Total investment income	5,601,553

Expenses:
Advisory fees	1,198,050
Administrative services fees	28,913
Custodian fees	8,507
Distribution fees:
Class A	356,134
Class C	43,611
Class R	2,676
Investor Class	85,141
Transfer agent fees - A, C, R, Y and Investor	401,366
Transfer agent fees - R5	1,671
Transfer agent fees - R6	122
Trustees’ and officers’ fees and benefits	20,043
Registration and filing fees	77,036
Reports to shareholders	42,702
Professional services fees	43,060
Other	17,713
Total expenses	2,326,745
Less: Fees waived and/or expense offset arrangement(s)	(8,903)
Net expenses	2,317,842
Net investment income	3,283,711

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(17,663,326)
Foreign currencies	313
Futures contracts	365,211
(17,297,802)
Change in net unrealized appreciation of:
Investment securities	12,847,478
Foreign currencies	642
Futures contracts	335,399
13,183,519
Net realized and unrealized gain (loss)	(4,114,283)
Net increase (decrease) in net assets resulting from operations	$(830,572)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019
Operations:
Net investment income	$3,283,711	$3,610,091
Net realized gain (loss)	(17,297,802)	(10,375,584)
Change in net unrealized appreciation (depreciation)	13,183,519	(23,509,479)
Net increase (decrease) in net assets resulting from operations	(830,572)	(30,274,972)

Distributions to shareholders from distributable earnings:
Class A	(2,299,172)	(4,688,562)
Class C	(37,648)	(433,725)
Class R	(7,178)	(9,231)
Class Y	(144,838)	(293,101)
Investor Class	(550,080)	(1,229,582)
Class R5	(199,380)	(382,387)
Class R6	(25,084)	(42,321)
Total distributions from distributable earnings	(3,263,380)	(7,078,909)

Share transactions–net:
Class A	(13,944,439)	2,817,600
Class C	(515,101)	(16,568,468)
Class R	50,902	297,785
Class Y	(761,311)	(677,915)
Investor Class	(2,681,988)	(4,234,832)
Class R5	(1,434,753)	437,779
Class R6	(1,144,448)	191,827
Net increase (decrease) in net assets resulting from share transactions	(20,431,138)	(17,736,224)
Net increase (decrease) in net assets	(24,525,090)	(55,090,105)

Net assets:
Beginning of year	216,153,142	271,243,247
End of year	$191,628,052	$216,153,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Low Volatility Equity Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$10.43	$0.17	$(0.20)	$(0.03)	$(0.16)	$–	$(0.16)	$10.24	(0.15)%	$136,770	1.18	%(d)	1.18	%(d)	1.63	%(d)	122%
Year ended 08/31/19	12.13	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.43	(11.34)	153,641	1.18		1.18		1.54		117
Year ended 08/31/18	10.86	0.15	1.31	1.46	(0.19)	–	(0.19)	12.13	13.57	175,074	1.21		1.21		1.35		119
Year ended 08/31/17	9.97	0.24	0.90	1.14	(0.25)	–	(0.25)	10.86	11.65	170,628	1.21		1.21		2.33		108
Year ended 08/31/16	9.40	0.25	0.62	0.87	(0.30)	–	(0.30)	9.97	9.40	173,949	1.20		1.20		2.59		107
Class C
Year ended 08/31/20	10.24	0.09	(0.19)	(0.10)	(0.08)	–	(0.08)	10.06	(0.87)	4,001	1.93	(d)	1.93	(d)	0.88	(d)	122
Year ended 08/31/19	11.92	0.09	(1.53)	(1.44)	(0.04)	(0.20)	(0.24)	10.24	(12.05)	4,627	1.93		1.93		0.79		117
Year ended 08/31/18	10.68	0.07	1.27	1.34	(0.10)	–	(0.10)	11.92	12.64	24,319	1.96		1.96		0.60		119
Year ended 08/31/17	9.80	0.16	0.89	1.05	(0.17)	–	(0.17)	10.68	10.87	25,022	1.96		1.96		1.58		108
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	–	(0.22)	9.80	8.59	28,435	1.95		1.95		1.84		107
Class R
Year ended 08/31/20	10.38	0.14	(0.19)	(0.05)	(0.14)	–	(0.14)	10.19	(0.42)	565	1.43	(d)	1.43	(d)	1.38	(d)	122
Year ended 08/31/19	12.07	0.14	(1.53)	(1.39)	(0.10)	(0.20)	(0.30)	10.38	(11.54)	526	1.43		1.43		1.29		117
Year ended 08/31/18	10.81	0.13	1.29	1.42	(0.16)	–	(0.16)	12.07	13.25	271	1.46		1.46		1.10		119
Year ended 08/31/17	9.92	0.21	0.91	1.12	(0.23)	–	(0.23)	10.81	11.42	376	1.46		1.46		2.08		108
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	–	(0.27)	9.92	9.16	268	1.45		1.45		2.34		107
Class Y
Year ended 08/31/20	10.48	0.19	(0.19)	0.00	(0.19)	–	(0.19)	10.29	0.12	7,344	0.93	(d)	0.93	(d)	1.88	(d)	122
Year ended 08/31/19	12.19	0.20	(1.55)	(1.35)	(0.16)	(0.20)	(0.36)	10.48	(11.14)	8,322	0.93		0.93		1.79		117
Year ended 08/31/18	10.91	0.18	1.32	1.50	(0.22)	–	(0.22)	12.19	13.89	10,450	0.96		0.96		1.60		119
Year ended 08/31/17	10.02	0.27	0.90	1.17	(0.28)	–	(0.28)	10.91	11.89	12,671	0.96		0.96		2.58		108
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	–	(0.32)	10.02	9.64	8,152	0.95		0.95		2.84		107
Investor Class
Year ended 08/31/20	10.47	0.17	(0.20)	(0.03)	(0.16)	–	(0.16)	10.28	(0.14)	33,343	1.18	(d)	1.18	(d)	1.63	(d)	122
Year ended 08/31/19	12.17	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.47	(11.30)	36,647	1.18		1.18		1.54		117
Year ended 08/31/18	10.90	0.16	1.30	1.46	(0.19)	-	(0.19)	12.17	13.53	47,454	1.21		1.21		1.35		119
Year ended 08/31/17	10.00	0.24	0.91	1.15	(0.25)	–	(0.25)	10.90	11.73	46,259	1.21		1.21		2.33		108
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	–	(0.30)	10.00	9.38	53,620	1.20		1.20		2.59		107
Class R5
Year ended 08/31/20	10.50	0.21	(0.20)	0.01	(0.21)	–	(0.21)	10.30	0.26	9,498	0.74	(d)	0.74	(d)	2.07	(d)	122
Year ended 08/31/19	12.21	0.22	(1.56)	(1.34)	(0.17)	(0.20)	(0.37)	10.50	(10.96)	11,073	0.75		0.75		1.97		117
Year ended 08/31/18	10.93	0.20	1.32	1.52	(0.24)	–	(0.24)	12.21	14.06	12,374	0.79		0.79		1.77		119
Year ended 08/31/17	10.03	0.29	0.91	1.20	(0.30)	–	(0.30)	10.93	12.20	13,858	0.77		0.77		2.77		108
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	–	(0.34)	10.03	9.82	13,194	0.77		0.77		3.02		107
Class R6
Year ended 08/31/20	10.49	0.21	(0.19)	0.02	(0.21)	–	(0.21)	10.30	0.35	107	0.73	(d)	0.73	(d)	2.08	(d)	122
Year ended 08/31/19	12.20	0.22	(1.55)	(1.33)	(0.18)	(0.20)	(0.38)	10.49	(10.96)	1,317	0.73		0.73		1.99		117
Year ended 08/31/18	10.93	0.21	1.30	1.51	(0.24)	–	(0.24)	12.20	14.00	1,301	0.75		0.75		1.81		119
Period ended 08/31/17(e)	10.58	0.12	0.31	0.43	(0.08)	–	(0.08)	10.93	4.05	10	0.75	(f)	0.75	(f)	2.79	(f)	108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $142,454, $4,361, $535, $7,717 , $34,075 , $9,430 and $1,102 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Low Volatility Equity Yield Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

17                         Invesco Low Volatility Equity Yield Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain

18	Invesco Low Volatility Equity Yield Fund

(loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.600%
Next $250 million	0.575%
Next $500 million	0.550%
Next $1.5 billion	0.525%
Next $2.5 billion	0.500%
Next $2.5 billion	0.475%
Next $2.5 billion	0.450%
Over $10 billion	0.425%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $4,918.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $7,791 in front-end sales commissions from the sale of Class A shares and $0 and $55 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

19                         Invesco Low Volatility Equity Yield Fund

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$186,432,220	$-	$-	$186,432,220
U.S. Treasury Securities	-	724,937	-	724,937
Money Market Funds	4,353,132	-	-	4,353,132
Total Investments in Securities	190,785,352	724,937	-	191,510,289
Other Investments - Assets*
Futures Contracts	317,235	-	-	317,235
Total Investments	$191,102,587	$724,937	$-	$191,827,524

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$317,235
Derivatives not subject to master netting agreements	(317,235)
Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$365,211
Change in Net Unrealized Appreciation:
Futures contracts	335,399
Total	$700,610

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$4,463,442

20	Invesco Low Volatility Equity Yield Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,985.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$3,263,380	$2,743,731

Long-term capital gain	–	4,335,178

Total distributions	$3,263,380	$7,078,909

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$1,036,665

Net unrealized appreciation - investments	19,122,261

Net unrealized appreciation - foreign currencies	635

Temporary book/tax differences	(163,749)

Capital loss carryforward	(27,349,804)

Shares of beneficial interest	198,982,044

Total net assets	$191,628,052

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$26,384,781	$965,023	$27,349,804

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21	Invesco Low Volatility Equity Yield Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $237,757,480 and $256,776,131, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$23,382,834

Aggregate unrealized (depreciation) of investments	(4,260,573)

Net unrealized appreciation of investments	$19,122,261

Cost of investments for tax purposes is $172,705,263.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements and foreign currency, on August 31, 2020, undistributed net investment income was increased by $2,314 and undistributed net realized gain (loss) was decreased by $2,314. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	405,698	$4,181,447	574,800	$6,186,605

Class C	98,559	1,000,091	118,065	1,282,029

Class R	21,376	217,592	30,693	324,314

Class Y	160,408	1,628,841	182,341	1,969,735

Investor Class	120,863	1,212,812	71,965	778,650

Class R5	1,903	20,781	9,254	99,950

Class R6	42,005	432,462	54,339	573,214

Issued as reinvestment of dividends:
Class A	212,604	2,052,049	405,511	4,271,835

Class C	3,694	34,855	37,796	385,119

Class R	734	6,974	840	8,785

Class Y	12,032	116,664	23,236	246,233

Investor Class	55,137	533,980	112,877	1,193,019

Class R5	20,462	199,020	35,864	381,753

Class R6	2,372	23,288	3,824	40,690

Automatic conversion of Class C shares to Class A shares:
Class A	48,209	485,032	1,430,483	15,153,429

Class C	(49,070)	(485,032)	(1,453,924)	(15,153,429)

Reacquired:
Class A	(2,039,792)	(20,662,967)	(2,113,351)	(22,794,269)

Class C	(107,241)	(1,065,015)	(289,626)	(3,082,187)

Class R	(17,375)	(173,664)	(3,261)	(35,314)

Class Y	(252,547)	(2,506,816)	(269,046)	(2,893,883)

Investor Class	(432,748)	(4,428,780)	(582,294)	(6,206,501)

Class R5	(155,008)	(1,654,554)	(4,107)	(43,924)

Class R6	(159,516)	(1,600,198)	(39,232)	(422,077)

Net increase (decrease) in share activity	(2,007,241)	$(20,431,138)	(1,662,953)	$(17,736,224)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

22	Invesco Low Volatility Equity Yield Fund

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

23	Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Low Volatility Equity Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,042.00	$6.11	$1,019.15	$6.04	1.19%
Class C	1,000.00	1,038.20	9.94	1,015.38	9.83	1.94
Class R	1,000.00	1,039.60	7.38	1,017.90	7.30	1.44
Class Y	1,000.00	1,043.30	4.83	1,020.41	4.77	0.94
Investor Class	1,000.00	1,041.90	6.11	1,019.15	6.04	1.19
Class R5	1,000.00	1,044.40	3.75	1,021.47	3.71	0.73
Class R6	1,000.00	1,044.40	3.70	1,021.52	3.66	0.72

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

25	Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Low Volatility Equity Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the valuation and price momentum components of the Fund’s multi-factor model investment process detracted from the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the

26	Invesco Low Volatility Equity Yield Fund

Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
Qualified Business Income (199A)*	0.00%
U.S. Treasury Obligations*	0.14%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28	Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	198	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management–Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Low Volatility Equity Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Low Volatility Equity Yield Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                         Invesco Distributors, Inc.                                                                                  LVEY-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Master Loan Fund Effective September 30, 2020, Invesco Oppenheimer Master Loan Fund was renamed Invesco Master Loan Fund. Nasdaq: R6: MLNFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on

February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 - the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Master Loan Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Master Loan Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class R6 shares of Invesco Master Loan Fund (the Fund), underperformed the JP Morgan Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 8/31/19 to 8/31/20
Class R6 Shares	-9.03%
JP Morgan Leveraged Loan Index▼	1.05
Credit Suisse Leveraged Loan Index▼	0.57
Source(s): ▼Bloomberg L.P.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by a sharp sell-off as the coronavirus (COVID-19) roiled capital markets. This risk-off sentiment was quickly followed by investor optimism that resulted in a similarly sharp rebound in the asset class. On a relative basis, senior loans exhibited less volatility than other leveraged credit asset classes. Senior loans returned 0.57% for the fiscal year as represented by the Credit Suisse Leveraged Loan Index.1

COVID-19’s impact on capital markets resulted in a historically challenging first quarter of 2020. However, the initial sharp sell-off across risk assets was met by a remarkable recovery in the following months. Though unnerved by the unpredictable path of COVID-19, investors became increasingly willing to look beyond short-term disruptions for companies they expected to survive the pandemic-induced demand shock once the initial adverse reaction passed. Moreover, investors took solace in the collective policy responses of the US Federal Reserve (the Fed) and Congress to mitigate the aftershocks of shutting down the economy. Themes of performance dispersion by credit rating and industry remained prevalent throughout the initial sell-off and subsequent rebound experienced by the loan market. During the fiscal year, BB-, B- and CCC-rated† loans returned -0.29%, 1.86% and -6.26%, respectively.1 Food and drug was the best performing industry returning 17.33% for the fiscal year, while energy was the worst performing industry returning -16.05%.1

Going forward we expect COVID-19 and the uncertainty associated with the virus to continue to sway capital markets. Both good news (vaccination breakthroughs) as well as negative news (resurgence in cases) will likely impact capital markets in the near term.

From a fundamentals standpoint, prior to COVID-19 the loan market continued to be on relatively solid footing. However, the economic shutdown as a result of the virus negatively impacted fundamentals as expected. As of August 31, 2020, the 12-month default rate was 4.08%2, exceeding the long term average of approximately 3%. Because defaults are a lagging indicator of credit stress, we expect the default rate to trend higher as a number of issuers face difficult operating conditions and over-levered balance sheets. Given these developments, support signals from policy makers at the Fed and in Congress will continue to play a significant role in market sentiment and, relatedly, the default outlook.

The average price in the senior loan market was $92.33 as of August 31, 2020, with 2.09% of the market trading above par.1 Given the price of senior loans at the end of the fiscal year, they provided a 6.13% yield1

During the first quarter of 2020, Sprint Communications, Monarchy Enterprises Holdings, B.V. and Securus Technologies contributed to the Fund’s relative performance. These positions were later sold during the fiscal year. Meanwhile, Arch Coal, Murray Energy and iHeartCommunications detracted from relative returns. During the second quarter of 2020, Avaya, Aretec Group and Riverbed Technology all contributed to Fund performance, while Murray Energy, Town Sports International and Fusion Connect all detracted from performance. We subsequently sold Town Sports International before the close of the fiscal year.

In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in an effort to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to the JP Morgan Leveraged Loan Index.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares. We are also monitoring the impact of the discontinuation and replacement of the London Interbank Offered Rate (LIBOR) on the Fund and its investments. Please see the Notes to Financial Statements for more information.

    As always, we appreciate your continued participation in Invesco Master Loan Fund.

1	Source: Credit Suisse Leveraged Loan Index August 31, 2020
2	Source: S&P/LSTA Leveraged Loan Index August 31, 2020

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio managers:

Anthony Arnese

David Lukkes

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results,

4	Invesco Master Loan Fund

these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Master Loan Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Master Loan Fund

Average Annual Total Returns
As of 8/31/20

Class R6 Shares
Inception (10/31/07)	3.55%
10 Years	3.60
5 Years	1.25
1 Year	-9.03

Effective May 24, 2019, Class A shares of the Oppenheimer Master Loan Fund LLC, (the predecessor fund), were reorganized into Class R6 shares of the Invesco Oppenheimer Master Loan Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class R6 shares are those for Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Master Loan Fund

Invesco Master Loan Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Master Loan Fund

Fund Information

Portfolio Composition*

By credit quality	% of total investments
BBB	0.03%
BBB-	7.58
BB+	5.54
BB	6.04
BB-	8.39
B+	16.88
B	19.80
B-	13.76
CCC+	2.83
CCC	1.04
CCC-	0.82
CC	0.68
C	0.02
D	0.91
Not Rated	11.86
Equity	3.82

Top Five Debt Issuers*

% of total net assets
1. Western Express, Inc.	4.46%
2. Caesars Resort Collection LLC	1.53
3. Ziggo Secured Finance Partnership	1.44
4. Euro Garages	1.32
5. TransDigm, Inc.	1.15

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. Excluding money market funds, if any.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2020.

9	Invesco Master Loan Fund

Schedule of Investments

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–84.80%(b)(c)
Aerospace & Defense–2.32%
Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	12/06/2025		$ 97	$ 95,869
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		685	611,482
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		368	328,754
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		303	286,607
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	10/04/2024		1,183	1,148,662
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	04/29/2024		63	62,410
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.41%	05/30/2025		998	949,452
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.41%	12/09/2025		716	680,734
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.41%	08/22/2024		2	2,180
					4,166,150

Air Transport–2.68%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	06/27/2025		497	313,157
Avolon TLB Borrower 1 (US) LLC
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	2.50%	01/15/2025		359	348,236
Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		1,136	1,074,606
Delta Air Lines, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.75%	05/01/2023		1,372	1,370,984
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		1,037	1,049,675
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	04/01/2024		110	103,778
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		652	544,589
					4,805,025

Automotive–2.79%
Belron Finance US LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.50%)	2.77%	10/30/2026		88	87,246
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (1 mo. USD LIBOR + 2.00%)	2.19%	03/03/2025		261	252,086
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	11/06/2024		921	902,454
Panther BF Aggregator 2 L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	04/30/2026		964	947,676
Project Boost Purchaser LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/01/2026		189	182,991
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	05/22/2024		567	527,405
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		1,753	1,572,230
TI Group Automotive Systems LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	06/30/2022		63	61,721
Visteon Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	03/25/2024		100	97,248
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	02/05/2026		51	49,152
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.45%	04/04/2025		326	313,242
					4,993,451

Beverage & Tobacco–0.46%
AI Aqua Merger Sub, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)(d)	4.32%	12/13/2023		841	816,140

Building & Development–0.97%
ACProducts, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	7.50%	08/18/2025		163	163,901
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2027		659	644,199
Apcoa Parking Holdings GmbH (Germany), Term Loan B(e)	-	03/20/2024	EUR	147	164,363
DiversiTech Holdings, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	06/03/2024		126	123,823
Forterra Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	10/25/2023		291	287,221
TAMKO Building Products LLC, Term Loan (3 mo. USD LIBOR + 3.25%)(d)	3.41%	05/29/2026		59	58,905
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.00%	07/24/2024		310	302,556
					1,744,968

Business Equipment & Services–9.22%
Asplundh Tree Expert LLC, Term Loan (e)	-	08/15/2027		398	399,052
Blackhawk Network Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	06/15/2025		661	625,969
Blucora, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)(d)	5.00%	05/22/2024		238	235,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/30/2026		$526	$ 518,138
Cast & Crew Payroll LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	02/09/2026		266	251,818
Change Healthcare Holdings, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024		819	806,098
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate(d)(f)	9.50%	08/15/2023		1,403	329,698
Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	02/15/2023		1,166	717,208
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%) (Acquired 07/26/2019; Cost $684,807)(d)	11.00%	07/26/2023		678	671,144
Dakota Holding Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		777	775,961
Second Lien Term Loan B (1 mo. USD LIBOR + 8.00%) (Acquired 03/05/2020; Cost $371,052)(d)	9.00%	03/06/2028		377	375,761
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	02/08/2026		179	178,411
FleetCor Technologies Operating Co. LLC, Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	1.91%	08/02/2024		152	149,963
Garda World Security Corp. (Canada), Term Loan (3 mo. USD LIBOR + 4.75%)	4.93%	10/30/2026		90	89,580
GlobalLogic Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	08/01/2025		2	1,914
Term Loan B-2(d)(e)	-	08/13/2027		218	217,519
IG Investments Holdings LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	05/23/2025		230	225,082
I-Logic Technologies Bidco Ltd. (United Kingdom), Term Loan (3 mo. USD LIBOR + 3.00%)	3.82%	12/21/2024		41	39,469
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B(d)(e)	-	06/23/2024	GBP	82	95,623
Inmar, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	05/01/2024		1,092	1,026,677
iQor US, Inc.
First Lien Term Loan A-1(d)(g)	0.00%	04/01/2021		1,287	804,481
First Lien Term Loan B(g)	0.00%	04/01/2021		1,718	1,130,164
Second Lien Term Loan(g)	0.00%	04/01/2022		780	40,446
KAR Auction Services, Inc., Term Loan B-6 (3 mo. USD LIBOR + 2.25%)	2.44%	09/15/2026		189	183,599
Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		506	483,435
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		71	67,645
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	02/05/2027		244	243,400
Monitronics International, Inc., First Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		1,303	992,167
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	11/18/2026		325	315,372
PGX Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 9.00%) (Acquired 09/24/2014; Cost $647,089)(d)	10.77%	09/30/2024		647	129,418
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.25%	09/23/2026		459	458,412
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.66%	11/08/2024		642	617,884
Solera LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	2.94%	03/03/2023		637	627,858
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	11/14/2022		1,044	1,021,188
Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/30/2025		563	567,281
Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	11/16/2026		82	79,803
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 06/27/2018; Cost $752,150)(d)	5.00%	05/21/2026		750	747,179
Verra Mobility Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.56%	02/28/2025		233	228,369
WEX, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	05/17/2026		59	57,538
					16,526,241

Cable & Satellite Television–7.47%
Altice Financing S.A. (Luxembourg)
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	07/15/2025		1,103	1,055,346
Term Loan (1 mo. USD LIBOR + 2.75%)	2.92%	01/31/2026		667	637,202
Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	01/03/2025		876	852,402
CSC Holdings LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	01/15/2026		83	80,304
ION Media Networks, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	3.19%	12/18/2024		1,035	1,012,509
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	4.75%	08/14/2026		781	772,334
Term Loan B (3 mo. USD LIBOR + 2.75%)	2.91%	07/31/2025		210	201,874
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	3.85%	01/31/2026		1,330	1,309,727
Telenet Financing USD LLC, Term Loan AR (1 mo. USD LIBOR + 2.00%)	2.16%	04/15/2028		1,000	966,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–(continued)
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.41%	04/30/2028		$319	$ 310,992
Term Loan B-1(e)	-	01/31/2029	EUR	42	50,355
Term Loan B-1(e)	-	01/31/2029	EUR	573	568,543
Term Loan B-2(e)	-	01/31/2029	EUR	42	50,355
Term Loan B-2(e)	-	01/31/2029		573	568,544
Virgin Media Bristol LLC (United Kingdom), Term Loan N (1 mo. USD LIBOR + 2.50%)	2.66%	01/31/2028		1,969	1,922,022
WideOpenWest Finance LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	08/18/2023		454	449,003
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2028		2,661	2,579,505
					13,387,267

Chemicals & Plastics–3.57%
Aruba Investments, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	07/07/2025		85	85,176
Cabot Microelectronics Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	2.19%	11/17/2025		198	194,094
Colouroz Investment LLC (Germany)
First Lien Term Loan B-2(e)	-	09/21/2023		31	28,162
First Lien Term Loan C(e)	-	09/21/2023		5	4,655
Emerald Performance Materials LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	08/11/2025		96	96,494
Encapsys LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.25%	11/07/2024		3	2,863
Ferro Corp.
Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		20	19,987
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		91	90,028
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		89	88,113
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	2.76%	08/07/2024		340	334,155
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	10/20/2024		204	199,887
Hexion International Holdings B.V. (Netherlands), Term Loan B (3 mo. USD LIBOR + 3.50%)	3.80%	07/01/2026		336	331,601
Ineos US Finance LLC, Term Loan (2 mo. USD LIBOR + 2.00%)	2.21%	03/31/2024		701	683,771
Invictus US NewCo LLC, First Lien Term Loan(e)	-	03/28/2025		161	154,706
Lummus Technology, Term Loan (1 mo. USD LIBOR + 4.00%)	4.31%	06/30/2027		396	395,154
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.81%	03/02/2026		1,053	1,034,796
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.69%	10/14/2024		94	91,834
PQ Corp.
Term Loan B(e)	-	02/07/2027		587	585,583
Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.51%	02/07/2027		80	78,163
Schenectady International Group, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	4.91%	10/15/2025		203	193,739
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		1,619	1,579,571
Tronox Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.31%	09/23/2024		125	122,465
					6,394,997

Clothing & Textiles–0.54%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	09/29/2024		70	68,971
Mascot Bidco Oy (Finland), Term Loan B(e)	-	03/30/2026	EUR	60	64,161
Tumi, Inc., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	04/25/2025		856	839,847
					972,979

Conglomerates–0.67%
APi Group DE, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026		189	185,983
Gates Global LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.75%	04/01/2024		597	590,961
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		456	430,664
					1,207,608

Containers & Glass Products–1.39%
Berlin Packaging LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.31%	11/07/2025		506	492,681
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	05/22/2024		286	284,204
Flex Acquisition Co., Inc., Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	3.55%	06/29/2025		265	255,205
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.20%	10/19/2023		206	200,487
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	07/29/2027		144	144,014
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		524	436,357
Keter Group B.V. (Netherlands), Term Loan B-1(e)	-	10/31/2023	EUR	80	88,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Libbey Glass, Inc., PIK Term Loan 5.75% PIK Rate(f)(g)(h)	5.75%	04/09/2021		$123	$ 21,705
Reynolds Consumer Products LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	01/29/2027		288	283,736
Reynolds Group Issuer, Inc./LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	02/05/2023		181	179,324
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	10/17/2024		103	102,149
					2,488,419

Cosmetics & Toiletries–0.58%
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	04/05/2025		1,145	1,012,754
Parfums Holding Co., Inc., First Lien Term Loan(e)	-	06/30/2024		28	27,450
					1,040,204

Drugs–0.56%
Bausch Health Americas, Inc. (Canada)
First Lien Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.93%	11/27/2025		152	149,809
Term Loan (1 mo. USD LIBOR + 3.00%)	3.18%	06/02/2025		285	280,998
Endo LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.00%	04/29/2024		592	572,349
					1,003,156

Ecological Services & Equipment–0.25%
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	03/20/2025		288	281,497
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	08/11/2023		171	170,210
					451,707

Electronics & Electrical–8.01%
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.16%	04/18/2025		335	330,389
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	04/06/2026		435	427,069
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.94%	11/06/2023		183	177,009
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		624	589,797
Fusion Connect, Inc.
PIK Term Loan 7.00% PIK Rate, 3.00% Cash Rate(f)	10.00%	07/14/2025		13	5,666
Term Loan (3 mo. USD LIBOR + 9.50%)	11.50%	01/14/2025		224	213,495
Go Daddy Operating Co. LLC, Term Loan B(e)	-	08/12/2027		990	983,918
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	07/01/2024		189	186,933
Informatica Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	02/26/2027		311	304,872
Internap Corp.
Second Lien Term Loan 3.50% PIK Rate, 4.00% Cash Rate(d)(f)	3.50%	05/08/2025		990	594,037
Term Loan (1 mo. USD LIBOR + 10.00%)(d)	11.00%	05/08/2023		325	316,844
LogMeIn, Term Loan B(e)	-	08/28/2027		973	950,070
Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.00%	05/08/2025		264	265,812
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.91%	09/30/2024		261	259,223
Micro Holding L.P., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.57%	09/13/2024		147	143,802
Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	6.07%	04/29/2026		417	354,701
NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	2.66%	08/28/2026		531	517,206
Neustar, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.57%	08/08/2024		916	864,477
Oberthur Technologies of America Corp., Term Loan B(e)	-	01/10/2024	EUR	65	73,917
Optiv, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		383	335,652
Project Accelerate Parent LLC, First Lien Term Loan(d)(e)	-	01/02/2025		267	233,747
Project Leopard Holdings, Inc., Incremental Term Loan(e)	-	07/07/2023		108	107,134
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.51%	05/16/2025		1,264	1,241,498
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	04/24/2022		1,332	1,190,187
Sandvine Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	4.66%	10/31/2025		152	148,561
Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.83%	03/05/2027		282	276,527
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		660	642,881
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		464	451,782
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.91%	06/30/2026		181	176,424
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.66%	09/28/2024		187	183,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	05/04/2026		$467	$ 464,200
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		38	38,732
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	05/04/2026		154	154,076
Veritas US, Inc.
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.50%	01/27/2023		575	571,030
Term Loan B-1(e)	-	08/13/2025	EUR	34	39,447
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 05/11/2020; Cost $526,516)(d)	5.75%	02/18/2027		560	549,949
					14,364,752

Equipment Leasing–0.03%
Delos Finance S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 1.75%)	2.06%	10/06/2023		50	48,692

Financial Intermediaries–1.90%
Aretec Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.41%	10/01/2025		1,165	1,092,520
Edelman Financial Center LLC (The), First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.17%	07/19/2025		130	126,212
Everi Payments, Inc.
Term Loan B (3 mo. USD LIBOR + 2.75%)	3.82%	05/09/2024		894	865,998
Term Loan B (1 mo. USD LIBOR + 10.50%)(d)	11.50%	05/09/2024		55	56,217
Fiserv Investment Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.02%	02/10/2027		258	257,229
RPI 2019 Intermediate Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		424	423,299
RPI Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		584	582,047
					3,403,522

Food Products–2.41%
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)(d)	2.91%	03/31/2025		407	394,883
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	04/06/2024		1,282	1,271,929
Froneri International PLC (United Kingdom), Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)(d)	5.91%	01/29/2028		267	265,120
H-Food Holdings LLC, Term Loan (1 mo. USD LIBOR + 3.69%)	3.84%	05/23/2025		1,040	1,013,200
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.50%)	3.07%	05/01/2026		290	282,731
Mastronardi Produce-USA, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	05/01/2025		8	7,733
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	2.41%	05/15/2024		474	463,553
Shearer’s Foods LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	03/31/2022		189	189,257
Sigma Bidco B.V. (Netherlands), Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	3.37%	07/02/2025		438	429,791
					4,318,197

Food Service–2.58%
Aramark Services, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.91%	03/11/2025		67	64,638
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	01/15/2027		502	480,555
Euro Garages (Netherlands)
Term Loan(e)	-	02/06/2025		50	48,952
Term Loan B(e)	-	02/07/2025	EUR	2,000	2,308,798
IRB Holding Corp., Term Loan B (3 mo. USD LIBOR + 2.75%)	3.75%	02/05/2025		507	489,223
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	11/19/2026		469	452,535
Pizza Hut Holdings LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.90%	04/03/2025		141	137,987
US Foods, Inc.
Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.07%	08/15/2026		63	60,280
Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	06/27/2023		267	258,561
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	5.50%	11/29/2024		327	326,712
					4,628,241

Forest Products–0.23%
Clearwater Paper Corp., Term Loan (1 mo. USD LIBOR + 3.25%)(d)	4.00%	07/26/2026		420	421,280

Health Care–1.51%
Acadia Healthcare Co., Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.66%	02/16/2023		370	367,760
Alliance HealthCare Services, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	10/24/2023		1,065	815,666
athenahealth, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.82%	02/11/2026		443	440,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Biogroup-LCD (France), Term Loan B(e)	-	04/25/2026	EUR	60	$ 69,673
Dentalcorp Perfect Smile ULC (Canada), First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	06/06/2025		$14	12,876
Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	02/04/2027		350	343,993
EyeCare Partners LLC
Delayed Draw Term Loan(i)	0.00%	02/05/2027		8	7,161
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.82%	02/05/2027		33	30,612
IQVIA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	1.91%	03/07/2024		189	185,796
Milano Acquisition Corp., Term Loan B(e)	-	08/13/2027		428	425,845
					2,699,830

Home Furnishings–0.92%
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	08/05/2024		139	136,669
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		312	311,024
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		882	716,978
SIWF Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.32%	06/15/2025		504	478,844
					1,643,515

Industrial Equipment–2.71%
CIRCOR International, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/11/2024		30	29,802
Clark Equipment Co., Term Loan (1 mo. USD LIBOR + 1.75%)	2.06%	05/18/2024		49	47,879
Engineered Machinery Holdings, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024		120	117,595
Gardner Denver, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	03/01/2027		239	236,683
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	03/31/2027		674	655,792
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027		459	446,825
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)(d)	2.31%	01/02/2027		108	105,347
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 2.75%)	3.50%	07/31/2025		94	93,129
North American Lifting Holdings, Inc.
DIP Term Loan (1 mo. USD LIBOR + 9.00%)(d)	10.00%	02/25/2021		138	135,269
First Lien Term Loan(g)	0.00%	11/27/2020		1,342	918,953
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	08/14/2026		86	85,230
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B(e)	-	06/30/2027		1,997	1,984,819
					4,857,323

Insurance–1.22%
Frontdoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.69%	08/16/2025		183	180,355
HUB International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	3.26%	04/25/2025		344	335,375
National Financial Partners Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.41%	02/15/2027		164	158,301
Ryan Specialty Group LLC, Term Loan(e)	-	07/23/2027		602	600,634
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	12/31/2025		551	533,660
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.31%	05/16/2024		391	381,636
					2,189,961

Leisure Goods, Activities & Movies–1.16%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		491	478,530
Ancestry.com Operations, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	4.41%	08/21/2026		299	299,354
Crown Finance US, Inc.
Term Loan(e)	-	02/28/2025	EUR	3	2,606
Term Loan (3 mo. USD LIBOR + 2.25%)	3.32%	02/28/2025		28	22,389
Term Loan (3 mo. USD LIBOR + 2.50%)	3.57%	09/20/2026		43	33,490
Deluxe Entertainment Services Group, Inc.
First Lien Term Loan (Acquired 10/04/2019-06/30/2020; Cost $507,599)(d)	6.00%	03/25/2024		552	504,593
Second Lien Term Loan(d)	7.00%	09/25/2024		529	0
Parques Reunidos (Spain), Term Loan B-1(e)	-	09/27/2026	EUR	81	79,949
Seaworld Parks & Entertainment, Inc., Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	3.75%	04/01/2024		553	519,419
Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.91%	04/17/2026		82	77,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Leisure Goods, Activities & Movies–(continued)
UFC Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	04/29/2026	$57	$ 56,466
				2,074,426

Lodging & Casinos–3.94%
Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024	500	502,047
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.70%	06/30/2025	686	667,064
Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	12/23/2024	2,181	2,056,198
CityCenter Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024	283	269,638
ESH Hospitality, Inc., Term Loan(e)	-	09/18/2026	126	122,319
GVC Finance LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.31%	03/29/2024	162	159,554
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.93%	06/22/2026	305	294,275
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	3.47%	08/14/2024	907	850,880
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	07/10/2025	1,006	1,008,952
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027	917	871,945
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.93%	12/20/2024	98	94,271
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	05/30/2025	175	168,933
				7,066,076

Nonferrous Metals & Minerals–0.78%
Form Technologies LLC, First Lien Term Loan B-2 (e)	-	01/28/2022	118	102,890
Kissner Group, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	03/01/2027	682	681,778
Murray Energy Corp.
Term Loan B-2(g)(h)	0.00%	10/17/2022	19,202	499,261
Term Loan B-3 (3 mo. USD LIBOR + 7.75%)(g)(h)	0.00%	10/17/2022	5,454	115,901
				1,399,830

Oil & Gas–2.48%
Brazos Delaware II LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.17%	05/21/2025	672	496,009
Fieldwood Energy LLC
DIP Delayed Draw Term Loan(d)	0.00%	08/04/2021	63	64,566
DIP Term Loan(i)	0.00%	08/04/2021	566	581,091
First Lien Term Loan (3 mo. USD LIBOR + 5.25%)(g)	0.00%	04/11/2022	4,065	1,020,616
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023	961	464,836
Larchmont Resources LLC, Term Loan A (3 mo. USD LIBOR + 7.00%) (Acquired 12/09/2016-09/10/2018; Cost $102,159)(d)	8.00%	08/09/2021	102	46,129
Lower Cadence Holdings LLC, Term Loan(e)	-	05/22/2026	146	135,674
McDermott International Ltd.
LOC(d)(i)	0.00%	06/30/2024	342	313,035
Term Loan (1 mo. USD LIBOR + 3.00%) (Acquired 06/30/2020; Cost $9,642)(d)	3.16%	06/30/2024	10	8,623
Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	06/30/2025	90	73,305
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.00%)	7.75%	03/19/2024	386	276,697
Seadrill Operating L.P.
Revolver Loan (6 mo. USD LIBOR + 10.00%) (Acquired 02/12/2018-05/16/2019; Cost $3,984,514)(d)	11.00%	02/21/2021	111	111,248
Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	02/21/2021	4,054	597,956
Southcross Energy Partners L.P., Revolver Loan(d)(i)	5.00%	01/31/2025	271	253,540
				4,443,325

Publishing–1.71%
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.25%	06/07/2023	918	762,310
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.76%	08/21/2026	636	580,672
Nielsen Finance LLC
Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	2.16%	10/04/2023	125	122,266
Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.75%	06/30/2025	1,469	1,478,364
ProQuest LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	10/17/2026	126	124,867
				3,068,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Radio & Television–2.38%
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	2.66%	01/02/2026	$194	$ 190,250
iHeartCommunications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	05/01/2026	1,339	1,274,310
Nexstar Broadcasting, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.91%	09/18/2026	1,500	1,476,562
Sinclair Television Group, Inc., Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026	1,352	1,321,480
				4,262,602

Retailers (except Food & Drug)–0.82%
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023	649	558,655
PetSmart, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/11/2022	914	913,603
				1,472,258

Surface Transport–5.12%
Daseke Cos, Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	02/27/2024	477	463,645
Kenan Advantage Group, Inc. (The), Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022	712	690,412
Western Express, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(d)	8.50%	02/23/2022	8,024	7,997,313
XPO Logistics, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	2.65%	02/24/2025	27	27,221
				9,178,591

Telecommunications–7.32%
Avaya, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.41%	12/15/2024	1,786	1,741,725
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/15/2027	921	892,102
Cincinnati Bell, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	10/02/2024	1,080	1,081,199
Colorado Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024	157	137,088
Frontier Communications Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.75%)(h)	4.50%	06/15/2024	1,259	1,274,368
GCI Holdings, Inc., Term Loan B(e)	-	02/02/2022	80	79,020
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/16/2024	126	125,411
Inmarsat Finance PLC (United Kingdom), Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/11/2026	289	282,314
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)	6.50%	07/13/2021	175	178,599
DIP Term Loan(i)	0.00%	07/13/2021	175	178,599
Term Loan B-3 (1 mo. USD LIBOR + 4.75%)(h)	8.00%	11/27/2023	1,485	1,500,000
IPC Systems, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	10.50%	02/04/2022	654	80,637
Second Lien Term Loan (3 mo. USD LIBOR + 4.50%)	12.50%	02/06/2022	869	107,216
Iridium Satellite LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	11/04/2026	38	38,193
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027	652	632,942
MLN US HoldCo LLC, First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	4.65%	11/30/2025	881	750,723
Radiate Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	02/01/2024	1,231	1,214,754
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	12/07/2026	950	923,752
T-Mobile USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	04/20/2027	941	944,842
Windstream Services LLC
DIP Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	02/26/2021	126	125,194
Term Loan B(e)	-	08/15/2027	767	751,215
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	02/20/2027	93	90,652
				13,130,545

Utilities–4.10%
APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	04/19/2025	208	205,545
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/01/2025	242	238,204
Calpine Construction Finance Co. L.P., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2025	364	353,508
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.25%)	2.41%	01/15/2024	88	86,909
Term Loan B-10 (1 mo. USD LIBOR + 2.00%)	2.16%	08/12/2026	485	472,357
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025	1,114	1,108,615
Frontera Generation Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/02/2025	2,554	1,162,040
Heritage Power LLC, Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026	445	425,344
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.16%	08/28/2025	10	9,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Utilities–(continued)
Lightstone Holdco LLC
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	$1,606	$ 1,368,612
Term Loan C (1 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	91	77,240
Nautilus Power LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024	185	183,140
Pike Corp., Term Loan B(e)	-	07/24/2026	84	84,348
PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/06/2025	164	158,942
Sandy Creek Energy Associates L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	11/09/2020	1,790	1,242,930
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	12/08/2023	186	181,076
				7,358,745
Total Variable Rate Senior Loan Interests (Cost $189,887,277)				152,028,502

U.S. Dollar Denominated Bonds & Notes–4.60%
Aerospace & Defense–0.79%
TransDigm, Inc.(j)	6.25%	03/15/2026	409	432,094
TransDigm, Inc.(j)	8.00%	12/15/2025	897	976,385
				1,408,479

Air Transport–0.12%
Delta Air Lines, Inc.(j)	7.00%	05/01/2025	173	189,576
Park Aerospace Holdings Ltd. (Ireland)(j)	5.25%	08/15/2022	21	20,858
				210,434

Automotive–0.13%
Clarios Global L.P.(j)	6.75%	05/15/2025	102	109,450
Clarios Global L.P./Clarios US Finance Co.(j)	6.25%	05/15/2026	123	130,687
				240,137

Building & Development–0.04%
Forterra Finance LLC/FRTA Finance Corp.(j)	6.50%	07/15/2025	64	68,240

Business Equipment & Services–0.22%
Prime Security Services Borrower LLC(j)	3.38%	08/31/2027	386	385,579

Cable & Satellite Television–0.15%
Altice Financing S.A. (Luxembourg)(j)	5.00%	01/15/2028	111	114,199
Ziggo B.V. (Netherlands)(j)	5.50%	01/15/2027	149	156,875
				271,074

Containers & Glass Products–0.05%
Reynolds Group Issuer, Inc./LLC(j)	5.13%	07/15/2023	83	84,324

Electronics & Electrical–0.93%
CommScope, Inc.(j)	5.50%	03/01/2024	93	96,149
CommScope, Inc.(j)	6.00%	03/01/2026	343	364,889
Dell International LLC/EMC Corp.(j)	5.30%	10/01/2029	164	187,177
Dell International LLC/EMC Corp.(j)	5.85%	07/15/2025	404	474,542
Diebold Nixforf, Inc.(j)	9.38%	07/15/2025	512	551,680
				1,674,437

Food Service–0.09%
New Red Finance, Inc. (Canada)(j)	5.75%	04/15/2025	154	164,637

Leisure Goods, Activities & Movies–0.19%
AMC Entertainment Holdings, Inc.(j)	10.50%	04/15/2025	231	203,857
Seaworld Parks & Entertainment, Inc.(j)	8.75%	05/01/2025	128	135,600
				339,457

Lodging & Casinos–0.36%
Caesars Entertainment, Inc.(j)	6.25%	07/01/2025	610	646,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Nonferrous Metals & Minerals–0.12%
Peabody Energy Corp.(j)	6.38%	03/31/2025	$662	$ 223,839

Radio & Television–0.56%
Diamond Sports Group LLC/Diamond Sports Finance Co.(j)	5.38%	08/15/2026	1,274	996,797

Telecommunications–0.65%
CenturyLink, Inc.(j)	4.00%	02/15/2027	733	745,828
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(j)	6.75%	10/01/2026	93	96,167
Windstream Escrow LLC / Windstream Escrow Finance Corp.(j)	7.75%	08/15/2028	319	319,864
				1,161,859

Utilities–0.20%
Calpine Corp.(j)	4.50%	02/15/2028	94	97,602
Calpine Corp.(j)	5.25%	06/01/2026	95	99,344
Vistra Operations Co. LLC(j)	4.30%	07/15/2029	58	63,072
Vistra Operations Co. LLC(j)	3.55%	07/15/2024	97	103,017
				363,035
Total U.S. Dollar Denominated Bonds & Notes (Cost $8,292,826)				8,238,748

			Shares
Common Stocks & Other Equity Interests–2.69%(k)
Business Equipment & Services–1.12%
Crossmark Holdings, Inc.(d)(l)			12,561	2,000,591

Electronics & Electrical–0.11%
Fusion Connect, Inc.(l)			10	11
Fusion Connect, Inc., Wts. expiring 01/14/2040(l)			90,368	98,501
Intemap Corp.(l)			218,015	55,594
Sunguard Availability Services Capital, Inc.(l)			3,420	49,313
				203,419

Leisure Goods, Activities & Movies–0.04%
Deluxe Entertainment Services Group, Inc.(d)(l)			108,172	70,312

Nonferrous Metals & Minerals–0.06%
Arch Resources, Inc.			2,946	110,976

Oil & Gas–0.61%
HGIM Corp.(l)			6,360	38,160
Larchmont Resources LLC(l)			136	5,452
McDermott International Ltd.(l)			39,649	116,965
Pacific Drilling S.A.(l)			19,788	5,046
Sabine Oil & Gas Holdings, Inc.			1,419	19,866
Southcross Energy Partners L.P.(l)			157,971	22,116
Sunrise Oil & Gas, Inc.(l)			65,604	360,822
Tribune Resources, Inc.(l)			606,015	530,263
Tribune Resources, Inc., Wts. expiring 04/03/2023(l)			156,901	4,707
				1,103,397

Publishing–0.24%
Clear Channel Outdoor Holdings, Inc.(l)			364,336	426,273

Radio & Television–0.20%
iHeartCommunications, Inc., Class A(l)			34,321	316,439
MGOC, Inc.(d)(l)			781,336	45,982
				362,421

Surface Transport–0.31%
Commercial Barge Line Co.(l)			2,003	83,125
Commercial Barge Line Co., Series A, Wts., expiring 04/27/2045(l)			7,833	205,616
Commercial Barge Line Co., Series B, Wts., expiring 04/27/2045(l)			5,513	179,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Master Loan Fund

			Shares		Value

Surface Transport–(continued)
Commercial Barge Line Co., Wts., expiring 04/27/2045(l)				2,105	$83,674

					551,587

Telecommunications–0.00%
IPC Systems, Inc.(l)				5,080	2,565

Total Common Stocks & Other Equity Interests (Cost $19,666,283)					4,831,541

Preferred Stocks–0.86%(k)
Oil & Gas–0.61%
Southcross Energy Partners L.P., Series A, Pfd.				999,705	699,793

Southcross Energy Partners L.P., Series B, Pfd.				288,058	396,080

					1,095,873

Surface Transport–0.25%
Commercial Barge Line Co., Series A, Pfd.				7,452	195,615

Commercial Barge Line Co., Series B, Pfd.				7,851	255,157

					450,772

Total Preferred Stocks (Cost $1,424,234)					1,546,645

	Interest Rate	Maturity Date	Principal Amount (000)

Non-U.S. Dollar Denominated Bonds & Notes–0.19%(m)
Home Furnishings–0.19%
Very Group Funding PLC (The) (United Kingdom)(j) (Cost $329,440)	7.75%	11/15/2022	GBP	259	334,706

			Shares
Money Market Funds–7.93%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(o)				8,527,862	8,527,862

Invesco Treasury Portfolio, Institutional Class, 0.02%(n)(o)				5,685,242	5,685,242

Total Money Market Funds (Cost $14,213,104)					14,213,104

TOTAL INVESTMENTS IN SECURITIES–101.07% (Cost $233,813,164)					181,193,246

OTHER ASSETS LESS LIABILITIES–(1.07)%					(1,911,528)

NET ASSETS–100.00%					$179,281,718

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Master Loan Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	This variable rate interest will settle after August 31, 2020, at which time the interest rate will be determined.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $4,551,527, which represented 2.54% of the Fund’s Net Assets.

(h)	The borrower has filed for protection in federal bankruptcy court.
(i)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 6.
(j)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $8,573,454, which represented 4.78% of the Fund’s Net Assets.

(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$55,071,042	$347,208,125	$(393,750,700)	$(605)	$-	$8,527,862	$184,305
Invesco Treasury Portfolio, Institutional Class	-	76,883,452	(71,198,210)	-	-	5,685,242	5,623
Total	$55,071,042	$424,091,577	$(464,948,910)	$(605)	$-	$14,213,104	$189,928

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Master Loan Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $219,600,060)	$166,980,142

Investments in affiliated money market funds, at value (Cost $14,213,104)	14,213,104

Cash	1,906,908

Receivable for:
Investments sold	10,551,478

Dividends	798

Interest	1,283,365

Investments matured, at value (Cost $3,300,005)	2,773,114

Investment for trustee deferred compensation and retirement plans	69,378

Other assets	140,559

Total assets	197,918,846

Liabilities:
Payable for:
Investments purchased	16,962,532

Dividends	42,076

Accrued fees to affiliates	5,206

Accrued interest expense	17,158

Accrued trustees’ and officers’ fees and benefits	5,153

Accrued other operating expenses	202,199

Trustee deferred compensation and retirement plans	69,378

Unfunded loan commitments	1,333,426

Total liabilities	18,637,128

Net assets applicable to shares outstanding	$179,281,718

Net assets consist of:
Shares of beneficial interest	$(693,225,394)

Distributable earnings	872,507,112

$179,281,718

Net Assets:
Class R6	$179,281,718

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	11,832,133

Class R6:
Net asset value and offering price per share	$15.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Master Loan Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest	$24,690,791

Dividends	224,739

Dividends from affiliated money market funds	189,928

Total investment income	25,105,458

Expenses:
Advisory fees	1,222,780

Administrative services fees	61,678

Custodian fees	84,070

Interest, facilities and maintenance fees	781,663

Transfer agent fees	146

Trustees’ and officers’ fees and benefits	21,195

Registration and filing fees	29,696

Reports to shareholders	21,032

Professional services fees	717,765

Other	10,863

Total expenses	2,950,888

Less: Fees waived	(19,291)

Net expenses	2,931,597

Net investment income	22,173,861

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(72,297,672)

Foreign currencies	3,469

(72,294,203)

Change in net unrealized appreciation (depreciation) of:
Investment securities	12,212,822

Foreign currencies	(31,522)

12,181,300

Net realized and unrealized gain (loss)	(60,112,903)

Net increase (decrease) in net assets resulting from operations	$(37,939,042)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Master Loan Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020, period ended August 31, 2019, and the year ended September 30, 2018

	Year Ended August 31, 2020	Eleven Months Ended August 31, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$ 22,173,861	$ 50,130,487	$ 78,548,804

Net realized gain (loss)	(72,294,203)	(11,843,872)	9,365,637

Change in net unrealized appreciation (depreciation)	12,181,300	(54,599,572)	(6,815,138)

Net increase (decrease) in net assets resulting from operations	(37,939,042)	(16,312,957)	81,099,303

Distributions to shareholders from distributable earnings:

Class R6	(10,859,810)	–	–

Share transactions–net:

Class R6	(439,433,542)	(669,086,695)	(286,936,235)

Net increase (decrease) in net assets	(488,232,394)	(685,399,652)	(205,836,932)

Net assets:

Beginning of year	667,514,112	1,352,913,764	1,558,750,696

End of year	$179,281,718	$ 667,514,112	$1,352,913,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Master Loan Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class R6
Year ended 08/31/20	$17.21	$0.85	$(2.40)	$(1.55)	$(0.51)	$15.15	(8.97)%	$ 179,282	0.69	%(e)	0.69	%(e)	0.50	%(e)	5.17	%(e)	53%
Eleven months ended 08/31/19	17.56	0.94	(1.29)	(0.35)	–	17.21	(1.99)	667,514	0.50	(f)	0.50	(f)	0.36	(f)	5.90	(f)	42
Year ended 09/30/18	16.58	0.94	0.04	0.98	–	17.56	5.91	1,352,914	0.36		0.37		0.36		5.52		66
Year ended 09/30/17	15.61	0.92	0.05	0.97	–	16.58	6.21	1,558,751	0.35		0.36		0.35		5.63		80
Year ended 09/30/16	14.64	0.84	0.13	0.97	–	15.61	6.63	1,406,679	0.36		0.36		0.36		5.70		74
Year ended 09/30/15	14.51	0.74	(0.61)	0.13	–	14.64	0.90	1,271,836	0.35		0.35		0.35		5.06		57

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.00%, 0.01%, 0.01%, 0.00% and 0.00% for the eleven months ended August 31, 2019 and the years ended September 30, 2018, 2017, 2016 and 2015, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $428,153 for Class R6 shares.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Master Loan Fund

Notes to Financial Statements

August 31, 2020

NOTE 1—Significant Accounting Policies

Invesco Master Loan Fund, formerly Invesco Oppenheimer Master Loan Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

Shares of the Fund are sold only to other investment companies. The Fund currently offers Class R6 shares. Class R6 shares are sold at net asset value.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

26	Invesco Master Loan Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), it distributive share of all items of Fund income, gains, losses and deduction for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code to fail that qualification.

F.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

27	Invesco Master Loan Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

M.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

O.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an annual fee of 0.30% based on the average daily net assets of the Fund.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.38% of average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $19,291.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

28	Invesco Master Loan Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Certain officers and trustees of the Fund are officers and directors of the Adviser and IIS.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2020, there were transfers from Level 3 to Level 2 of fixed income securities of $988,985, due to third-party vendor quotations utilizing more than one market quote, and of equity securities of $53,365, due to availability of market data for these securities. Also, there were transfers from Level 2 to Level 3 of $2,621,462, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$134,015,983	$18,012,519	$152,028,502
U.S. Dollar Denominated Bonds & Notes	–	8,238,748	–	8,238,748
Common Stocks & Other Equity Interests	990,519	1,724,137	2,116,885	4,831,541
Preferred Stocks	–	1,546,645	–	1,546,645
Non-U.S. Dollar Denominated Bonds & Notes	–	334,706	–	334,706
Money Market Funds	14,213,104	–	–	14,213,104
Total Investments in Securities	15,203,623	145,860,219	20,129,404	181,193,246

Other Investments – Assets
Investments Matured	–	2,470,456	302,658	2,773,114
Total Investments	$15,203,623	$148,330,675	$20,432,062	$183,966,360

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2020:

	Value 08/31/19	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 08/31/20
Variable Rate Senior Loan Interests	$44,439,343	$24,319,209	$(51,326,995)	$(95,564)	$(708,271)	$(247,680)	$2,621,462	$ (988,985)	$18,012,519
Common Stocks & Other Equity Interests	1,560,369	10,714,818	(10,214,825)	-	-	109,888	-	(53,365)	2,116,885
Investments Matured	-	598,877	(321,976)	-	22,538	3,219	-	-	302,658
Total	$45,999,712	$35,632,904	$(61,863,796)	$(95,564)	$(685,733)	$(134,573)	$2,621,462	$(1,042,350)	$20,432,062

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 08/31/20	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Western Express, Inc., Second Lien Term Loan	$7,997,313	Discounted Cash Flow Model	Illiquidity Premium Implied Rating	N/A N/A	3.69% B+	(a	)

Crossmark Holdings, Inc.	2,000,591	Enterprise Value	Multiple Last 12 Months Earnings Before Interest, Taxes, Depreciation, and Amortization	N/A N/A	5.47x $33.1 million	(b	)

(a)

The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the company’s earnings before interest, taxes, depreciation, and amortization and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity premium applied. The illiquidity premium was determined based on the implied discount rate at origination. The Adviser periodically reviews the financial statements and monitors such

29	Invesco Master Loan Fund

investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity premium. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.
(b)

The Fund fair values certain common equity securities using an enterprise value approach, which utilizes a multiple of the company’s last 12 months earnings before interest, taxes, depreciation, and amortization, which is then adjusted for outstanding debt and cash on hand. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances and Borrowings

The Fund has entered into a $1.5 billion credit agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.5 billion, collectively by certain Funds, and which will expire on February 19, 2021. The credit agreement is secured by the assets of the Fund. During the year ended August 31, 2020, the Fund did not borrow under the credit agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

NOTE 6—Unfunded Loan Commitments

As of August 31, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
EyeCare Partners LLC	Delayed Draw Term Loan	$7,642	$7,161
Fieldwood Energy LLC	DIP Term Loan	581,091	581,091
Intelsat Jackson Holdings S.A.	DIP Term Loan	178,599	178,599
McDermott International Ltd.	LOC	342,114	313,035
Southcross Energy Partners L.P.	Revolver Loan	271,166	253,540
			$1,333,426

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $207,738,700 and $636,781,150, respectively.

NOTE 8—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2020, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$342,114	$313,034

NOTE 9—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2020:

		Amount Per Share
Share Class	Record Date	Payable September 30, 2020
Class R6	Daily	$0.0638

30	Invesco Master Loan Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended August 31, 2020(a)		Eleven months ended August 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class R6	3,642,211	$54,614,795	7,261,978	$125,652,122	2,054,263	$34,938,290

Issued as reinvestment of dividends:
Class R6	684,505	10,465,018	-	-	-	-

Reacquired:
Class R6	(31,282,219)	(504,513,355)	(45,522,618)	(794,738,817)	(19,004,662)	(321,874,525)
Net increase (decrease) in share activity	(26,955,503)	$(439,433,542)	(38,260,640)	$(669,086,695)	(16,950,399)	$(286,936,235)

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

31	Invesco Master Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Master Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Master Loan Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended August 31, 2020 and the period October 1, 2018 through August 31, 2019.	For the year ended August 31, 2020 and the period October 1, 2018 through August 31, 2019 for Class R6.

The financial statements of Invesco Master Loan Fund (formerly Oppenheimer Master Loan Fund, LLC) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32	Invesco Master Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$935.40	$3.50	$1,021.52	$3.66	0.72%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

33	Invesco Master Loan Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Master Loan Fund’s (formerly, Invesco Oppenheimer Master Loan Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the J.P. Morgan Leveraged Loan Index. The Board noted that performance of Class R6 shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that credit selection, specifically holdings of certain loans, negatively impacted Fund performance. The Board also noted that the Fund currently is not sold directly to retail shareholders, but rather is only available for purchase by other Invesco funds or pooled vehicles. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class R6 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group

34	Invesco Master Loan Fund

information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

35	Invesco Master Loan Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett - 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	198	None

Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Master Loan Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	O-MLF-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX ∎ C: SPICX ∎ Y: SPIDX ∎ R6: SPISX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.
Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.
The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.
As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.
Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco S&P 500 Index Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco S&P 500 Index Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.33%
Class C Shares	20.41
Class Y Shares	21.62
Class R6 Shares	21.70
S&P 500 Index▼ (Broad Market/Style-Specific Index)	21.94
Lipper S&P 500 Objective Funds Index∎ (Peer Group Index)	21.51

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the Fed cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

    In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

    Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

    During the fiscal year, the information technology (IT), consumer discretionary, health care, communication services, consumer staples, materials and industrials sectors contributed the most to the Fund’s overall performance. Market sectors delivering negative overall returns for the Fund included energy, financials, real estate and utilities.

    Leading contributors to the Fund’s performance for the fiscal year included Apple, Amazon.com, Microsoft and Facebook. Microsoft and Amazon repeatedly delivered strong earnings and increased revenue growth during the fiscal year.

    Top detractors from the Fund’s performance for the fiscal year were Boeing and Exxon Mobil. The stocks’ negative returns associated with the lack of travel during the pandemic led to the underperformance. Other detractors included Wells Fargo and Chevron.

    Please note that the Fund’s strategy is principally implemented through equity invest-

ments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco S&P 500 Index Fund.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis

Portfolio managers:

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5	Invesco S&P 500 Index Fund

Average Annual Total Returns As of 8/31/20, including maximum applicable sales charges
Class A Shares
Inception (9/26/97)	7.02%
10 Years	13.88
5 Years	12.54
1 Year	14.65
Class C Shares
Inception (9/26/97)	6.92%
10 Years	13.68
5 Years	12.98
1 Year	19.41
Class Y Shares
Inception (9/26/97)	7.54%
10 Years	14.81
5 Years	14.10
1 Year	21.62
Class R6 Shares
10 Years	14.65%
5 Years	14.06
1 Year	21.70

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6	Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed con-

ditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco S&P 500 Index Fund

Fund Information

Portfolio Composition
By sector	% of total net assets
Information Technology	28.19%
Health Care	13.72
Consumer Discretionary	11.22
Communication Services	10.90
Financials	9.45
Industrials	7.84
Consumer Staples	6.76
Utilities	2.78
Real Estate	2.57
Materials	2.45
Energy	2.27
Money Market Funds Plus Other Assets Less Liabilities	1.85

Top 10 Equity Holdings*

% of total net assets
1. Apple, Inc.	7.13%
2. Microsoft Corp.	5.80
3. Amazon.com, Inc.	4.90
4. Facebook, Inc., Class A	2.39
5. Alphabet, Inc., Class A	1.66
6. Alphabet, Inc., Class C	1.62
7. Berkshire Hathaway, Inc., Class B	1.44
8. Johnson & Johnson	1.37
9. Visa, Inc., Class A	1.21
10. Procter & Gamble Co. (The)	1.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-98.14%
Advertising-0.06%
Interpublic Group of Cos., Inc. (The)	22,617	$401,678
Omnicom Group, Inc.	12,439	672,825
		1,074,503

Aerospace & Defense-1.57%
Boeing Co. (The)	31,122	5,347,382
General Dynamics Corp.	13,474	2,012,342
Howmet Aerospace, Inc.	22,269	390,153
Huntington Ingalls Industries, Inc.	2,325	352,284
L3Harris Technologies, Inc.	12,531	2,264,853
Lockheed Martin Corp.	14,326	5,590,865
Northrop Grumman Corp.	8,999	3,083,147
Raytheon Technologies Corp.	85,383	5,208,363
Teledyne Technologies, Inc.(b)	2,127	667,049
Textron, Inc.	13,229	521,619
TransDigm Group, Inc.	2,918	1,458,037
		26,896,094

Agricultural & Farm Machinery-0.22%
Deere & Co.	18,173	3,817,420

Agricultural Products-0.08%
Archer-Daniels-Midland Co.	32,247	1,443,376

Air Freight & Logistics-0.66%
C.H. Robinson Worldwide, Inc.	7,782	764,971
Expeditors International of Washington, Inc.	9,660	853,847
FedEx Corp.	13,952	3,067,208
United Parcel Service, Inc., Class B	40,875	6,687,967
		11,373,993

Airlines-0.19%
Alaska Air Group, Inc.	7,086	276,000
American Airlines Group, Inc.	21,849	285,129
Delta Air Lines, Inc.	32,954	1,016,631
Southwest Airlines Co.	31,135	1,170,053
United Airlines Holdings, Inc.(b)	14,667	528,012
		3,275,825

Alternative Carriers-0.04%
CenturyLink, Inc.	57,342	616,427

Apparel Retail-0.37%
Gap, Inc. (The)(b)	12,314	214,140
L Brands, Inc.	13,547	398,282
Ross Stores, Inc.	20,630	1,878,980
TJX Cos., Inc. (The)	69,540	3,810,097
		6,301,499

Apparel, Accessories & Luxury Goods-0.14%
Hanesbrands, Inc.	20,203	308,904
PVH Corp.	4,117	229,564
Ralph Lauren Corp.	2,769	190,590
Tapestry, Inc.	16,027	236,078
Under Armour, Inc., Class A(b)	10,939	107,312
Under Armour, Inc., Class C(b)	11,407	100,952

	Shares	Value
Apparel, Accessories & Luxury Goods-(continued)
VF Corp.	18,510	$1,217,032
		2,390,432

Application Software-2.63%
Adobe, Inc.(b)	27,969	14,359,005
ANSYS, Inc.(b)	4,989	1,691,321
Autodesk, Inc.(b)	12,749	3,132,429
Cadence Design Systems, Inc.(b)	16,206	1,797,408
Citrix Systems, Inc.	6,735	977,922
Intuit, Inc.	15,137	5,228,168
Paycom Software, Inc.(b)	2,799	838,189
salesforce.com, inc.(b)	52,305	14,260,958
Synopsys, Inc.(b)	8,752	1,936,818
Tyler Technologies, Inc.(b)	2,307	796,630
		45,018,848

Asset Management & Custody Banks-0.76%
Ameriprise Financial, Inc.	7,101	1,113,437
Bank of New York Mellon Corp. (The)	46,776	1,729,776
BlackRock, Inc.	8,954	5,320,377
Franklin Resources, Inc.	16,098	339,024
Invesco Ltd.(c)	21,844	222,809
Northern Trust Corp.	12,077	988,985
State Street Corp.	20,431	1,391,147
T. Rowe Price Group, Inc.	13,209	1,838,825
		12,944,380

Auto Parts & Equipment-0.10%
Aptiv PLC	14,828	1,276,987
BorgWarner, Inc.	12,034	488,460
		1,765,447

Automobile Manufacturers-0.22%
Ford Motor Co.	226,769	1,546,564
General Motors Co.	73,109	2,166,220
		3,712,784

Automotive Retail-0.31%
Advance Auto Parts, Inc.	3,997	624,771
AutoZone, Inc.(b)	1,354	1,619,804
CarMax, Inc.(b)	9,418	1,007,067
O’Reilly Automotive, Inc.(b)	4,308	2,005,934
		5,257,576

Biotechnology-2.12%
AbbVie, Inc.	102,310	9,798,229
Alexion Pharmaceuticals, Inc.(b)	12,772	1,458,818
Amgen, Inc.	34,149	8,650,625
Biogen, Inc.(b)	9,472	2,724,526
Gilead Sciences, Inc.	72,798	4,859,266
Incyte Corp.(b)	10,473	1,009,074
Regeneron Pharmaceuticals, Inc.(b)	5,854	3,629,070
Vertex Pharmaceuticals, Inc.(b)	15,051	4,201,035
		36,330,643

Brewers-0.02%
Molson Coors Beverage Co., Class B	10,916	410,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco S&P 500 Index Fund

	Shares	Value
Broadcasting-0.13%
Discovery, Inc., Class A(b)	9,288	$204,940
Discovery, Inc., Class C(b)	18,364	366,729
Fox Corp., Class A	19,890	554,135
Fox Corp., Class B	9,233	256,677
ViacomCBS, Inc., Class B	31,382	873,989
		2,256,470

Building Products-0.43%
A.O. Smith Corp.	7,841	383,974
Allegion PLC	5,381	556,342
Carrier Global Corp.	47,266	1,410,890
Fortune Brands Home & Security, Inc.	8,141	684,495
Johnson Controls International PLC	43,183	1,758,844
Masco Corp.	15,311	892,631
Trane Technologies PLC	13,888	1,644,200
		7,331,376

Cable & Satellite-1.04%
Charter Communications, Inc., Class A(b)	8,748	5,385,356
Comcast Corp., Class A	264,419	11,848,616
DISH Network Corp., Class A(b)	14,927	530,207
		17,764,179

Casinos & Gaming-0.12%
Las Vegas Sands Corp.	19,472	987,425
MGM Resorts International	28,632	644,220
Wynn Resorts Ltd.	5,668	495,667
		2,127,312

Commodity Chemicals-0.17%
Dow, Inc.	43,001	1,940,205
LyondellBasell Industries N.V., Class A	14,940	978,271
		2,918,476

Communications Equipment-0.79%
Arista Networks, Inc.(b)	3,128	698,951
Cisco Systems, Inc.	246,199	10,394,522
F5 Networks, Inc.(b)	3,508	464,214
Juniper Networks, Inc.	19,218	480,450
Motorola Solutions, Inc.	9,888	1,530,168
		13,568,305

Computer & Electronics Retail-0.09%
Best Buy Co., Inc.	13,243	1,468,781

Construction & Engineering-0.06%
Jacobs Engineering Group, Inc.	7,552	681,719
Quanta Services, Inc.	7,989	409,436
		1,091,155

Construction Machinery & Heavy Trucks-0.51%
Caterpillar, Inc.	31,420	4,471,380
Cummins, Inc.	8,563	1,774,682
PACCAR, Inc.	20,113	1,726,500
Wabtec Corp.	10,469	696,712
		8,669,274

Construction Materials-0.10%
Martin Marietta Materials, Inc.	3,591	728,506
Vulcan Materials Co.	7,705	924,600
		1,653,106

	Shares	Value
Consumer Electronics-0.05%
Garmin Ltd.	8,426	$873,018

Consumer Finance-0.43%
American Express Co.	38,319	3,892,827
Capital One Financial Corp.	26,431	1,824,532
Discover Financial Services	17,781	943,816
Synchrony Financial	31,174	773,427
		7,434,602

Copper-0.08%
Freeport-McMoRan, Inc.	84,291	1,315,783

Data Processing & Outsourced Services-4.27%
Automatic Data Processing, Inc.	24,947	3,469,878
Broadridge Financial Solutions, Inc.	6,670	916,458
Fidelity National Information Services, Inc.	35,866	5,410,386
Fiserv, Inc.(b)	32,646	3,250,889
FleetCor Technologies, Inc.(b)	4,864	1,223,053
Global Payments, Inc.	17,346	3,063,651
Jack Henry & Associates, Inc.	4,426	732,149
Mastercard, Inc., Class A	51,307	18,377,654
Paychex, Inc.	18,533	1,417,218
PayPal Holdings, Inc.(b)	68,163	13,914,795
Visa, Inc., Class A	97,942	20,762,725
Western Union Co. (The)	23,853	562,692
		73,101,548

Department Stores-0.01%
Kohl’s Corp.	9,156	195,572

Distillers & Vintners-0.15%
Brown-Forman Corp., Class B	10,564	772,968
Constellation Brands, Inc., Class A	9,749	1,798,495
		2,571,463

Distributors-0.08%
Genuine Parts Co.	8,398	793,107
LKQ Corp.(b)	17,617	559,164
		1,352,271

Diversified Banks-2.55%
Bank of America Corp.	453,288	11,667,633
Citigroup, Inc.	120,856	6,178,159
JPMorgan Chase & Co.	176,891	17,722,709
U.S. Bancorp	79,575	2,896,530
Wells Fargo & Co.	216,598	5,230,842
		43,695,873

Diversified Chemicals-0.03%
Eastman Chemical Co.	7,875	575,741

Diversified Support Services-0.17%
Cintas Corp.	4,891	1,629,877
Copart, Inc.(b)	11,993	1,239,117
		2,868,994

Drug Retail-0.10%
Walgreens Boots Alliance, Inc.	42,777	1,626,382

Electric Utilities-1.73%
Alliant Energy Corp.	14,483	784,255
American Electric Power Co., Inc.	28,769	2,267,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco S&P 500 Index Fund

	Shares	Value
Electric Utilities-(continued)
Duke Energy Corp.	42,660	$3,427,304
Edison International	21,940	1,151,411
Entergy Corp.	11,630	1,152,998
Evergy, Inc.	13,153	700,003
Eversource Energy	19,530	1,673,916
Exelon Corp.	56,567	2,087,888
FirstEnergy Corp.	31,450	899,156
NextEra Energy, Inc.	28,413	7,932,057
NRG Energy, Inc.	14,169	487,555
Pinnacle West Capital Corp.	6,571	481,983
PPL Corp.	44,628	1,233,072
Southern Co. (The)	61,301	3,198,686
Xcel Energy, Inc.	30,479	2,117,529
		29,595,673

Electrical Components & Equipment-0.45%
AMETEK, Inc.	13,327	1,342,029
Eaton Corp. PLC	23,220	2,370,762
Emerson Electric Co.	34,684	2,409,498
Rockwell Automation, Inc.	6,723	1,549,853
		7,672,142

Electronic Components-0.19%
Amphenol Corp., Class A	17,200	1,888,560
Corning, Inc.	44,062	1,430,253
		3,318,813

Electronic Equipment & Instruments-0.13%
FLIR Systems, Inc.	7,594	280,219
Keysight Technologies, Inc.(b)	10,883	1,072,193
Zebra Technologies Corp., Class A(b)	3,061	877,068
		2,229,480

Electronic Manufacturing Services-0.13%
IPG Photonics Corp.(b)	2,049	331,385
TE Connectivity Ltd.	19,148	1,849,697
		2,181,082

Environmental & Facilities Services-0.24%
Republic Services, Inc.	12,170	1,128,403
Rollins, Inc.	8,195	451,872
Waste Management, Inc.	22,539	2,569,446
		4,149,721

Fertilizers & Agricultural Chemicals-0.16%
CF Industries Holdings, Inc.	12,410	404,938
Corteva, Inc.	43,444	1,240,326
FMC Corp.	7,498	801,236
Mosaic Co. (The)	20,281	369,723
		2,816,223

Financial Exchanges & Data-1.13%
Cboe Global Markets, Inc.	6,319	580,021
CME Group, Inc., Class A	20,816	3,660,910
Intercontinental Exchange, Inc.	31,767	3,374,609
MarketAxess Holdings, Inc.	2,210	1,073,927
Moody’s Corp.	9,354	2,756,063
MSCI, Inc.	4,934	1,841,714
Nasdaq, Inc.	6,627	890,801
S&P Global, Inc.	13,984	5,124,017
		19,302,062

	Shares	Value
Food Distributors-0.10%
Sysco Corp.	29,502	$1,774,250

Food Retail-0.10%
Kroger Co. (The)	45,640	1,628,435

Footwear-0.47%
NIKE, Inc., Class B	71,987	8,054,625

Gas Utilities-0.04%
Atmos Energy Corp.	7,099	708,622

General Merchandise Stores-0.51%
Dollar General Corp.	14,612	2,949,871
Dollar Tree, Inc.(b)	13,803	1,328,815
Target Corp.	29,026	4,389,021
		8,667,707

Gold-0.18%
Newmont Corp.	46,592	3,134,710

Health Care Distributors-0.22%
AmerisourceBergen Corp.	8,642	838,533
Cardinal Health, Inc.	16,981	861,955
Henry Schein, Inc.(b)	8,286	550,522
McKesson Corp.	9,395	1,441,569
		3,692,579

Health Care Equipment-3.56%
Abbott Laboratories	102,687	11,241,146
ABIOMED, Inc.(b)	2,608	802,273
Baxter International, Inc.	29,568	2,574,486
Becton, Dickinson and Co.	17,117	4,155,494
Boston Scientific Corp.(b)	82,940	3,402,199
Danaher Corp.	36,529	7,542,143
DexCom, Inc.(b)	5,357	2,278,921
Edwards Lifesciences Corp.(b)	35,973	3,087,922
Hologic, Inc.(b)	14,988	895,083
IDEXX Laboratories, Inc.(b)	4,928	1,927,144
Intuitive Surgical, Inc.(b)	6,769	4,947,056
Medtronic PLC	77,853	8,366,862
ResMed, Inc.	8,397	1,518,010
STERIS PLC	4,943	789,100
Stryker Corp.	18,712	3,707,970
Teleflex, Inc.	2,697	1,059,786
Varian Medical Systems, Inc.(b)	5,276	916,283
Zimmer Biomet Holdings, Inc.	12,004	1,691,123
		60,903,001

Health Care Facilities-0.15%
HCA Healthcare, Inc.	15,290	2,075,159
Universal Health Services, Inc., Class B	4,508	497,458
		2,572,617

Health Care REITs-0.18%
Healthpeak Properties, Inc.	31,247	863,667
Ventas, Inc.	21,657	892,485
Welltower, Inc.	24,235	1,393,997
		3,150,149

Health Care Services-0.63%
Cigna Corp.	21,419	3,799,088
CVS Health Corp.	75,881	4,713,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco S&P 500 Index Fund

	Shares	Value
Health Care Services-(continued)
DaVita, Inc.(b)	4,948	$429,288
Laboratory Corp. of America Holdings(b)	5,666	995,800
Quest Diagnostics, Inc.	7,742	861,220
		10,799,124

Health Care Supplies-0.23%
Align Technology, Inc.(b)	4,139	1,229,200
Cooper Cos., Inc. (The)	2,849	895,669
DENTSPLY SIRONA, Inc.	12,687	569,266
West Pharmaceutical Services, Inc.	4,269	1,212,225
		3,906,360

Health Care Technology-0.08%
Cerner Corp.	17,667	1,296,228

Home Furnishings-0.04%
Leggett & Platt, Inc.	7,679	314,839
Mohawk Industries, Inc.(b)	3,442	317,800
		632,639

Home Improvement Retail-1.46%
Home Depot, Inc. (The)	62,437	17,797,042
Lowe’s Cos., Inc.	43,830	7,218,363
		25,015,405

Homebuilding-0.24%
D.R. Horton, Inc.	19,204	1,370,589
Lennar Corp., Class A	15,941	1,192,706
NVR, Inc.(b)	199	829,500
PulteGroup, Inc.	14,601	651,058
		4,043,853

Hotel & Resort REITs-0.03%
Host Hotels & Resorts, Inc.	40,924	459,577

Hotels, Resorts & Cruise Lines-0.26%
Carnival Corp.	27,502	453,233
Hilton Worldwide Holdings, Inc.	16,095	1,454,344
Marriott International, Inc., Class A	15,661	1,611,674
Norwegian Cruise Line Holdings Ltd.(b)	14,881	254,614
Royal Caribbean Cruises Ltd.	9,979	686,954
		4,460,819

Household Appliances-0.04%
Whirlpool Corp.	3,606	640,858

Household Products-1.75%
Church & Dwight Co., Inc.	14,305	1,370,848
Clorox Co. (The)	7,278	1,626,633
Colgate-Palmolive Co.	49,724	3,941,124
Kimberly-Clark Corp.	19,788	3,121,755
Procter & Gamble Co. (The)	143,720	19,880,788
		29,941,148

Housewares & Specialties-0.02%
Newell Brands, Inc.	22,157	354,069

Human Resource & Employment Services-0.02%
Robert Half International, Inc.	6,652	353,886

Hypermarkets & Super Centers-1.19%
Costco Wholesale Corp.	25,631	8,910,873

	Shares	Value
Hypermarkets & Super Centers-(continued)
Walmart, Inc.	82,202	$11,413,748
		20,324,621

Independent Power Producers & Energy Traders-0.04%
AES Corp. (The)	38,599	685,132

Industrial Conglomerates-1.05%
3M Co.	33,391	5,443,401
General Electric Co.	507,804	3,219,478
Honeywell International, Inc.	40,744	6,745,169
Roper Technologies, Inc.	6,059	2,588,344
		17,996,392

Industrial Gases-0.66%
Air Products and Chemicals, Inc.	12,820	3,746,773
Linde PLC (United Kingdom)	30,488	7,614,073
		11,360,846

Industrial Machinery-0.78%
Dover Corp.	8,361	918,372
Flowserve Corp.	7,540	223,787
Fortive Corp.	17,208	1,240,869
IDEX Corp.	4,359	785,623
Illinois Tool Works, Inc.	16,689	3,296,912
Ingersoll Rand, Inc.(b)	20,072	703,724
Otis Worldwide Corp.	23,632	1,486,453
Parker-Hannifin Corp.	7,434	1,531,478
Pentair PLC	9,661	436,097
Snap-on, Inc.	3,174	470,609
Stanley Black & Decker, Inc.	8,946	1,442,990
Xylem, Inc.	10,449	837,801
		13,374,715

Industrial REITs-0.30%
Duke Realty Corp.	21,385	824,392
Prologis, Inc.	42,876	4,367,349
		5,191,741

Insurance Brokers-0.51%
Aon PLC, Class A	13,414	2,682,666
Arthur J. Gallagher & Co.	11,007	1,159,037
Marsh & McLennan Cos., Inc.	29,619	3,403,519
Willis Towers Watson PLC	7,472	1,535,720
		8,780,942

Integrated Oil & Gas-1.14%
Chevron Corp.	108,384	9,096,669
Exxon Mobil Corp.(d)	245,464	9,803,832
Occidental Petroleum Corp.	52,248	665,640
		19,566,141

Integrated Telecommunication Services-1.55%
AT&T, Inc.	413,634	12,330,430
Verizon Communications, Inc.	240,226	14,238,195
		26,568,625

Interactive Home Entertainment-0.42%
Activision Blizzard, Inc.	44,728	3,735,683
Electronic Arts, Inc.(b)	16,741	2,334,867
Take-Two Interactive Software, Inc.(b)	6,613	1,132,079
		7,202,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco S&P 500 Index Fund

	Shares	Value
Interactive Media & Services-5.78%
Alphabet, Inc., Class A(b)	17,418	$28,383,153
Alphabet, Inc., Class C(b)	16,977	27,743,474
Facebook, Inc., Class A(b)	139,593	40,928,668
Twitter, Inc.(b)	45,549	1,848,378
		98,903,673

Internet & Direct Marketing Retail-5.34%
Amazon.com, Inc.(b)	24,322	83,934,249
Booking Holdings, Inc.(b)	2,375	4,537,319
eBay, Inc.	38,344	2,100,485
Expedia Group, Inc.	7,862	771,655
		91,343,708

Internet Services & Infrastructure-0.14%
Akamai Technologies, Inc.(b)	9,427	1,097,585
VeriSign, Inc.(b)	5,901	1,267,535
		2,365,120

Investment Banking & Brokerage-0.64%
Charles Schwab Corp. (The)	66,517	2,363,349
E*TRADE Financial Corp.	12,831	694,157
Goldman Sachs Group, Inc. (The)	17,966	3,680,694
Morgan Stanley	69,518	3,633,011
Raymond James Financial, Inc.	7,104	537,915
		10,909,126

IT Consulting & Other Services-1.11%
Accenture PLC, Class A	36,981	8,872,851
Cognizant Technology Solutions Corp., Class A	31,381	2,098,134
DXC Technology Co.	14,775	295,204
Gartner, Inc.(b)	5,181	672,597
International Business Machines Corp.	51,544	6,355,891
Leidos Holdings, Inc.	7,771	703,198
		18,997,875

Leisure Products-0.03%
Hasbro, Inc.	7,444	587,629

Life & Health Insurance-0.38%
Aflac, Inc.	41,653	1,512,837
Globe Life, Inc.	5,670	467,661
Lincoln National Corp.	11,216	404,337
MetLife, Inc.	44,784	1,722,393
Principal Financial Group, Inc.	14,785	622,596
Prudential Financial, Inc.	22,930	1,553,966
Unum Group	11,793	217,935
		6,501,725

Life Sciences Tools & Services-1.16%
Agilent Technologies, Inc.	17,891	1,796,614
Bio-Rad Laboratories, Inc., Class A(b)	1,239	630,143
Illumina, Inc.(b)	8,532	3,047,801
IQVIA Holdings, Inc.(b)	10,309	1,688,099
Mettler-Toledo International, Inc.(b)	1,386	1,345,501
PerkinElmer, Inc.	6,495	764,591
Thermo Fisher Scientific, Inc.	22,927	9,835,225
Waters Corp.(b)	3,593	777,022
		19,884,996

	Shares	Value
Managed Health Care-1.55%
Anthem, Inc.	14,634	$4,119,764
Centene Corp.(b)	33,619	2,061,517
Humana, Inc.	7,674	3,186,014
UnitedHealth Group, Inc.	55,056	17,207,753
		26,575,048

Metal & Glass Containers-0.09%
Ball Corp.	18,881	1,517,466

Movies & Entertainment-1.63%
Live Nation Entertainment, Inc.(b)	8,246	468,373
Netflix, Inc.(b)	25,531	13,520,196
Walt Disney Co. (The)	104,860	13,827,888
		27,816,457

Multi-line Insurance-0.16%
American International Group, Inc.	50,000	1,457,000
Assurant, Inc.	3,448	419,139
Hartford Financial Services Group, Inc. (The)	20,787	840,834
		2,716,973

Multi-Sector Holdings-1.44%
Berkshire Hathaway, Inc., Class B(b)	112,850	24,605,814

Multi-Utilities-0.89%
Ameren Corp.	14,332	1,133,805
CenterPoint Energy, Inc.	31,620	634,613
CMS Energy Corp.	16,615	1,005,041
Consolidated Edison, Inc.	19,395	1,383,639
Dominion Energy, Inc.	48,721	3,821,675
DTE Energy Co.	11,187	1,327,561
NiSource, Inc.	22,222	492,440
Public Service Enterprise Group, Inc.	29,352	1,533,348
Sempra Energy	16,981	2,099,701
WEC Energy Group, Inc.	18,334	1,724,863
		15,156,686

Office REITs-0.15%
Alexandria Real Estate Equities, Inc.	7,325	1,233,383
Boston Properties, Inc.	8,387	728,579
SL Green Realty Corp.	4,442	207,708
Vornado Realty Trust	9,207	329,887
		2,499,557

Oil & Gas Equipment & Services-0.20%
Baker Hughes Co., Class A	38,026	543,011
Halliburton Co.	50,928	824,015
National Oilwell Varco, Inc.	22,536	270,432
Schlumberger Ltd.	80,567	1,531,579
TechnipFMC PLC (United Kingdom)	24,416	188,003
		3,357,040

Oil & Gas Exploration & Production-0.47%
Apache Corp.	21,910	324,268
Cabot Oil & Gas Corp.	23,137	438,909
Concho Resources, Inc.	11,418	593,508
ConocoPhillips	62,257	2,358,918
Devon Energy Corp.	22,216	241,488
Diamondback Energy, Inc.	9,160	356,873
EOG Resources, Inc.	33,789	1,531,993
Hess Corp.	15,155	697,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco S&P 500 Index Fund

	Shares	Value
Oil & Gas Exploration & Production-(continued)
Marathon Oil Corp.	45,879	$242,241
Noble Energy, Inc.	27,847	277,078
Pioneer Natural Resources Co.	9,559	993,467
		8,056,479

Oil & Gas Refining & Marketing-0.25%
HollyFrontier Corp.	8,669	206,929
Marathon Petroleum Corp.	37,749	1,338,580
Phillips 66	25,349	1,482,156
Valero Energy Corp.	23,702	1,246,488
		4,274,153

Oil & Gas Storage & Transportation-0.22%
Kinder Morgan, Inc.	112,907	1,560,375
ONEOK, Inc.	24,028	660,289
Williams Cos., Inc. (The)	70,430	1,462,127
		3,682,791

Packaged Foods & Meats-0.99%
Campbell Soup Co.	9,795	515,315
Conagra Brands, Inc.	28,275	1,084,629
General Mills, Inc.	35,187	2,250,209
Hershey Co. (The)	8,564	1,272,953
Hormel Foods Corp.	16,268	829,343
JM Smucker Co. (The)	6,661	800,519
Kellogg Co.	14,521	1,029,684
Kraft Heinz Co. (The)	36,174	1,267,537
Lamb Weston Holdings, Inc.	8,474	532,591
McCormick & Co., Inc.	7,182	1,480,928
Mondelez International, Inc., Class A	82,869	4,841,207
Tyson Foods, Inc., Class A	17,040	1,070,112
		16,975,027

Paper Packaging-0.22%
Amcor PLC	91,401	1,010,895
Avery Dennison Corp.	4,840	558,488
International Paper Co.	22,816	827,536
Packaging Corp. of America	5,542	561,072
Sealed Air Corp.	9,035	355,076
Westrock Co.	15,049	456,436
		3,769,503

Personal Products-0.17%
Coty, Inc., Class A	17,276	61,848
Estee Lauder Cos., Inc. (The), Class A	13,047	2,892,781
		2,954,629

Pharmaceuticals-4.02%
Bristol-Myers Squibb Co.	131,357	8,170,405
Eli Lilly and Co.	48,891	7,254,936
Johnson & Johnson	152,948	23,463,753
Merck & Co., Inc.	146,533	12,494,869
Mylan N.V.(b)	30,009	491,548
Perrigo Co. PLC	7,921	414,268
Pfizer, Inc.	322,480	12,186,519
Zoetis, Inc.	27,571	4,414,117
		68,890,415

Property & Casualty Insurance-0.68%
Allstate Corp. (The)	18,234	1,695,762
Chubb Ltd.	26,202	3,275,250

	Shares	Value
Property & Casualty Insurance-(continued)
Cincinnati Financial Corp.	8,732	$693,408
Loews Corp.	14,049	503,797
Progressive Corp. (The)	33,977	3,229,174
Travelers Cos., Inc. (The)	14,677	1,703,119
W.R. Berkley Corp.	8,195	508,500
		11,609,010

Publishing-0.03%
News Corp., Class A	22,573	341,304
News Corp., Class B	7,100	106,997
		448,301

Railroads-0.88%
CSX Corp.	44,437	3,397,653
Kansas City Southern	5,515	1,003,951
Norfolk Southern Corp.	14,871	3,160,534
Union Pacific Corp.	39,392	7,580,596
		15,142,734

Real Estate Services-0.05%
CBRE Group, Inc., Class A(b)	19,456	915,016

Regional Banks-0.74%
Citizens Financial Group, Inc.	24,766	640,696
Comerica, Inc.	8,070	319,007
Fifth Third Bancorp	41,328	853,837
First Republic Bank	9,953	1,123,793
Huntington Bancshares, Inc.	58,878	554,042
KeyCorp	56,625	697,620
M&T Bank Corp.	7,445	768,771
People’s United Financial, Inc.	24,652	260,818
PNC Financial Services Group, Inc. (The)	24,629	2,738,745
Regions Financial Corp.	55,556	642,227
SVB Financial Group(b)	3,012	769,205
Truist Financial Corp.	78,225	3,035,912
Zions Bancorporation N.A.	9,511	305,874
		12,710,547

Reinsurance-0.03%
Everest Re Group Ltd.	2,342	515,427

Research & Consulting Services-0.30%
Equifax, Inc.	7,045	1,185,462
IHS Markit Ltd.	23,160	1,850,947
Nielsen Holdings PLC	20,693	316,189
Verisk Analytics, Inc.	9,406	1,755,818
		5,108,416

Residential REITs-0.29%
Apartment Investment & Management Co., Class A	8,659	311,984
AvalonBay Communities, Inc.	8,169	1,291,192
Equity Residential	20,306	1,146,274
Essex Property Trust, Inc.	3,793	821,222
Mid-America Apartment Communities, Inc.	6,668	780,956
UDR, Inc.	17,118	595,878
		4,947,506

Restaurants-1.18%
Chipotle Mexican Grill, Inc.(b)	1,488	1,949,697
Darden Restaurants, Inc.	7,539	653,405
Domino’s Pizza, Inc.	2,269	927,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco S&P 500 Index Fund

	Shares	Value
Restaurants-(continued)
McDonald’s Corp.	43,165	$9,216,591
Starbucks Corp.	67,812	5,728,080
Yum! Brands, Inc.	17,493	1,676,704
		20,152,407

Retail REITs-0.20%
Federal Realty Investment Trust	4,127	327,023
Kimco Realty Corp.	25,108	301,045
Realty Income Corp.	19,935	1,236,568
Regency Centers Corp.	9,846	390,985
Simon Property Group, Inc.	17,707	1,201,420
		3,457,041

Semiconductor Equipment-0.46%
Applied Materials, Inc.	53,204	3,277,366
KLA Corp.	9,000	1,846,260
Lam Research Corp.	8,426	2,834,001
		7,957,627

Semiconductors-4.26%
Advanced Micro Devices, Inc.(b)	67,991	6,174,943
Analog Devices, Inc.	21,387	2,499,713
Broadcom, Inc.	23,208	8,056,657
Intel Corp.	245,800	12,523,510
Maxim Integrated Products, Inc.	15,477	1,059,246
Microchip Technology, Inc.	14,241	1,562,238
Micron Technology, Inc.(b)	64,566	2,938,399
NVIDIA Corp.	35,710	19,104,136
Qorvo, Inc.(b)	6,671	855,689
QUALCOMM, Inc.	65,305	7,777,825
Skyworks Solutions, Inc.	9,684	1,402,727
Texas Instruments, Inc.	53,279	7,573,610
Xilinx, Inc.	14,115	1,470,218
		72,998,911

Soft Drinks-1.41%
Coca-Cola Co. (The)	224,401	11,114,581
Monster Beverage Corp.(b)	21,702	1,819,930
PepsiCo, Inc.	80,586	11,286,875
		24,221,386

Specialized Consumer Services-0.01%
H&R Block, Inc.	11,167	161,922

Specialized REITs-1.36%
American Tower Corp.	25,734	6,411,626
Crown Castle International Corp.	24,193	3,949,507
Digital Realty Trust, Inc.	15,575	2,424,249
Equinix, Inc.	5,137	4,057,100
Extra Space Storage, Inc.	7,488	797,846
Iron Mountain, Inc.	16,711	502,834
Public Storage	8,732	1,854,677
SBA Communications Corp., Class A	6,502	1,990,067
Weyerhaeuser Co.	43,319	1,312,999
		23,300,905

Specialty Chemicals-0.70%
Albemarle Corp.	6,213	565,445
Celanese Corp.	6,862	694,091
DuPont de Nemours, Inc.	42,598	2,375,264
Ecolab, Inc.	14,355	2,829,083

	Shares	Value
Specialty Chemicals-(continued)
International Flavors & Fragrances, Inc.	6,238	$772,202
PPG Industries, Inc.	13,684	1,647,554
Sherwin-Williams Co. (The)	4,690	3,147,225
		12,030,864

Specialty Stores-0.15%
Tiffany & Co.	6,366	779,835
Tractor Supply Co.	6,711	998,798
Ulta Beauty, Inc.(b)	3,248	754,121
		2,532,754

Steel-0.05%
Nucor Corp.	17,528	796,823

Systems Software-6.62%
Fortinet, Inc.(b)	7,788	1,028,055
Microsoft Corp.	440,249	99,289,357
NortonLifeLock, Inc.	31,458	739,892
Oracle Corp.	120,830	6,913,893
ServiceNow, Inc.(b)	11,070	5,335,961
		113,307,158

Technology Distributors-0.05%
CDW Corp.	8,218	933,976

Technology Hardware, Storage & Peripherals-7.39%
Apple, Inc.	946,108	122,085,777
Hewlett Packard Enterprise Co.	74,584	721,227
HP, Inc.	83,013	1,622,904
NetApp, Inc.	12,839	608,440
Seagate Technology PLC	13,109	629,101
Western Digital Corp.	17,397	668,393
Xerox Holdings Corp.	10,629	200,463
		126,536,305

Tobacco-0.70%
Altria Group, Inc.	107,926	4,720,683
Philip Morris International, Inc.	90,396	7,212,697
		11,933,380

Trading Companies & Distributors-0.19%
Fastenal Co.	33,253	1,624,741
United Rentals, Inc.(b)	4,181	740,246
W.W. Grainger, Inc.	2,518	920,153
		3,285,140

Trucking-0.10%
J.B. Hunt Transport Services, Inc.	4,910	690,051
Old Dominion Freight Line, Inc.	5,460	1,103,903
		1,793,954

Water Utilities-0.09%
American Water Works Co., Inc.	10,508	1,485,201

Wireless Telecommunication Services-0.23%
T-Mobile US, Inc.(b)	33,079	3,859,658
Total Common Stocks & Other Equity Interests (Cost $698,316,530)		1,680,081,706

Money Market Funds-1.83%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(e)	11,461,019	11,461,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco S&P 500 Index Fund

	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(c)(e)	6,640,773	$6,644,757
Invesco Treasury Portfolio, Institutional Class, 0.02%(c)(e)	13,098,307	13,098,307
Total Money Market Funds (Cost $31,197,258)		31,204,083
TOTAL INVESTMENTS IN SECURITIES-99.97% (Cost $729,513,788)		1,711,285,789
OTHER ASSETS LESS LIABILITIES-0.03%		596,665
NET ASSETS-100.00%		$1,711,882,454

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Ltd.	$353,187	$11,560	$(25,302)	$(91,069)	$(25,567)	$222,809	$20,104
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	6,262,859	55,341,251	(50,143,091)	-	-	11,461,019	95,078
Invesco Liquid Assets Portfolio, Institutional Class	4,475,434	39,714,854	(37,547,983)	5,856	(3,404)	6,644,757	83,581
Invesco Treasury Portfolio, Institutional Class	7,157,552	63,247,144	(57,306,389)	-	-	13,098,307	104,475
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio,
Institutional Class	247,440	14,094,583	(14,342,023)	-	-	-	5,130	*
Invesco Liquid Assets Portfolio, Institutional Class	82,480	3,983,506	(4,065,323)	-	(663)	-	2,020	*
Invesco Private Government Fund	-	5,143,548	(5,143,548)	-	-	-	36	*
Invesco Private Prime Fund	-	534,071	(534,090)	-	19	-	10	*
Total	$18,578,952	$182,070,517	$(169,107,749)	$(85,213)	$(29,615)	$31,426,892	$310,434

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	194	September-2020	$33,939,330	$3,824,175	$3,824,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $ 697,801,375)	$1,679,858,897
Investments in affiliates, at value (Cost $ 31,712,413)	31,426,892
Cash	187,973
Receivable for:
Fund shares sold	1,201,586
Dividends	2,584,521
Investment for trustee deferred compensation and retirement plans	88,845
Other assets	84,256
Total assets	1,715,432,970

Liabilities:
Other investments:
Variation margin payable - futures contracts	53,224
Payable for:
Fund shares reacquired	2,253,179
Accrued fees to affiliates	932,477
Accrued trustees’ and officers’ fees and benefits	8,512
Accrued other operating expenses	204,005
Trustee deferred compensation and retirement plans	99,119
Total liabilities	3,550,516
Net assets applicable to shares outstanding	$1,711,882,454

Net assets consist of:
Shares of beneficial interest	$733,411,335
Distributable earnings	978,471,119
$1,711,882,454

Net Assets:
Class A	$1,147,062,197
Class C	$353,370,901
Class Y	$203,429,696
Class R6	$8,019,660

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	30,514,384
Class C	9,791,261
Class Y	5,337,768
Class R6	210,321
Class A:
Net asset value per share	$37.59
Maximum offering price per share
(Net asset value of $37.59 ÷ 94.50%)	$39.78
Class C:
Net asset value and offering price per share	$36.09
Class Y:
Net asset value and offering price per share	$38.11
Class R6:
Net asset value and offering price per share	$38.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Dividends	$28,035,732
Dividends from affiliated money market funds (includes securities lending income of $ 25,628)	328,865
Total investment income	28,364,597

Expenses:
Advisory fees	1,793,702
Administrative services fees	210,827
Custodian fees	22,169
Distribution fees:
Class A	2,409,641
Class C	3,098,347
Transfer agent fees – A, C and Y	1,903,101
Transfer agent fees – R6	4,645
Trustees’ and officers’ fees and benefits	33,621
Registration and filing fees	82,019
Licensing fees	296,425
Reports to shareholders	84,389
Professional services fees	51,726
Other	20,294
Total expenses	10,010,906
Less: Fees waived and/or expense offset arrangement(s)	(40,602)
Net expenses	9,970,304
Net investment income	18,394,293

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(798,425)
Futures contracts	1,145,262
346,837
Change in net unrealized appreciation of:
Investment securities	274,397,833
Futures contracts	3,777,221
278,175,054
Net realized and unrealized gain	278,521,891
Net increase in net assets resulting from operations	$296,916,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$18,394,293	$17,356,727

Net realized gain	346,837	11,291,117

Change in net unrealized appreciation	278,175,054	6,211,178

Net increase in net assets resulting from operations	296,916,184	34,859,022

Distributions to shareholders from distributable earnings:
Class A	(19,509,130)	(17,931,707)

Class C	(3,981,278)	(5,722,985)

Class Y	(4,310,430)	(3,847,793)

Class R6	(135,802)	(108,124)

Total distributions from distributable earnings	(27,936,640)	(27,610,609)

Share transactions-net:
Class A	58,514,151	92,451,578

Class C	2,402,675	(45,672,438)

Class Y	(6,537,945)	24,054,463

Class R6	1,080,892	1,368,709

Net increase in net assets resulting from share transactions	55,459,773	72,202,312

Net increase in net assets	324,439,317	79,450,725

Net assets:
Beginning of year	1,387,443,137	1,307,992,412

End of year	$1,711,882,454	$1,387,443,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/ or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/20	$31.59	$0.45	$6.21	$6.66	$(0.45)	$(0.21)	$(0.66)	$37.59	21.33%		$1,147,062	0.54	%(d)(e)	0.54	%(d)(e)	1.36	%(d)(e)	2%
Year ended 08/31/19	31.63	0.45	0.20	0.65	(0.42)	(0.27)	(0.69)	31.59	2.36	(d)	906,581	0.55	(d)	0.55	(d)	1.47	(d)	3
Year ended 08/31/18	26.93	0.38	4.69	5.07	(0.37)	–	(0.37)	31.63	18.96		805,009	0.57		0.57		1.30		4
Year ended 08/31/17	23.60	0.38	3.26	3.64	(0.31)	–	(0.31)	26.93	15.55		661,887	0.58		0.58		1.52		4
Year ended 08/31/16	21.42	0.36	2.16	2.52	(0.34)	–	(0.34)	23.60	11.89		600,869	0.59		0.59		1.62		6
Class C
Year ended 08/31/20	30.36	0.19	5.96	6.15	(0.21)	(0.21)	(0.42)	36.09	20.41		353,371	1.30	(e)	1.30	(e)	0.60	(e)	2
Year ended 08/31/19	30.43	0.21	0.21	0.42	(0.22)	(0.27)	(0.49)	30.36	1.60		294,011	1.31		1.31		0.71		3
Year ended 08/31/18	25.95	0.17	4.51	4.68	(0.20)	–	(0.20)	30.43	18.11	(f)	345,823	1.29	(f)	1.29	(f)	0.58	(f)	4
Year ended 08/31/17	22.77	0.19	3.14	3.33	(0.15)	–	(0.15)	25.95	14.71	(f)	274,100	1.31	(f)	1.31	(f)	0.79	(f)	4
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	–	(0.20)	22.77	11.05	(f)	222,221	1.32	(f)	1.32	(f)	0.89	(f)	6
Class Y
Year ended 08/31/20	32.01	0.53	6.30	6.83	(0.52)	(0.21)	(0.73)	38.11	21.62		203,430	0.30	(e)	0.30	(e)	1.60	(e)	2
Year ended 08/31/19	32.04	0.53	0.20	0.73	(0.49)	(0.27)	(0.76)	32.01	2.62		181,204	0.31		0.31		1.71		3
Year ended 08/31/18	27.26	0.46	4.75	5.21	(0.43)	–	(0.43)	32.04	19.29		152,974	0.32		0.32		1.55		4
Year ended 08/31/17	23.88	0.45	3.29	3.74	(0.36)	–	(0.36)	27.26	15.83		143,171	0.33		0.33		1.77		4
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	–	(0.39)	23.88	12.15		87,687	0.34		0.34		1.87		6
Class R6
Year ended 08/31/20	32.02	0.55	6.31	6.86	(0.54)	(0.21)	(0.75)	38.13	21.70		8,020	0.24	(e)	0.24	(e)	1.66	(e)	2
Year ended 08/31/19	32.05	0.54	0.20	0.74	(0.50)	(0.27)	(0.77)	32.02	2.65		5,646	0.26		0.26		1.76		3
Year ended 08/31/18	27.28	0.48	4.75	5.23	(0.46)	–	(0.46)	32.05	19.33		4,186	0.29		0.29		1.58		4
Period ended 08/31/17(g)	25.85	0.20	1.23	1.43	–	—	–	27.28	5.53		284	0.26	(h)	0.26	(h)	1.84	(h)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31, 2020 and 2019, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $989,087, $308,998, $190,289 and $6,378 for Class A, Class C, Class Y and Class R6 shares, respectively.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97%, 0.98% and 0.98% for the years ended August 31, 2018, August 31, 2017 and August 31, 2016, respectively.

(g)	Commencement date of April 04, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco S&P 500 Index Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

21	Invesco S&P 500 Index Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

22	Invesco S&P 500 Index Fund

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $35,597.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. For the year ended August 31, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $213,508 in front-end sales commissions from the sale of Class A shares and $38,019 and $49,135 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

23	Invesco S&P 500 Index Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,680,081,706	$–	$–	$1,680,081,706
Money Market Funds	31,204,083	–	–	31,204,083
Total Investments in Securities	1,711,285,789	–	–	1,711,285,789
Other Investments—Assets*
Futures Contracts	3,824,175	–	–	3,824,175
Total Investments	$1,715,109,964	$–	$–	$1,715,109,964

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$3,824,175
Derivatives not subject to master netting agreements	(3,824,175)
Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$1,145,262
Change in Net Unrealized Appreciation:
Futures contracts	3,777,221
Total	$4,922,483

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$33,127,852

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,005.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

24	Invesco S&P 500 Index Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$19,484,298	$16,005,130
Long-term capital gain	8,452,342	11,605,479
Total distributions	$27,936,640	$27,610,609

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$ 15,030,530
Undistributed long-term capital gain	728,141
Net unrealized appreciation – investments	962,790,102
Temporary book/tax differences	(77,654)
Shares of beneficial interest	733,411,335
Total net assets	$1,711,882,454

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $73,056,680 and $31,209,481, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,006,189,914
Aggregate unrealized (depreciation) of investments	(43,399,812)
Net unrealized appreciation of investments	$ 962,790,102

Cost of investments for tax purposes is $752,319,862.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, on August 31, 2020, undistributed net investment income was decreased by $66,161, undistributed net realized gain (loss) was decreased by $65 and shares of beneficial interest was increased by $66,226. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	7,110,271	$227,022,278	7,071,759	$212,218,195
Class C	3,453,711	105,225,035	2,843,978	81,699,031
Class Y	2,834,399	91,865,482	2,920,504	86,644,155
Class R6	107,578	3,504,077	76,637	2,331,396

Issued as reinvestment of dividends:
Class A	515,346	17,362,011	583,510	16,209,896
Class C	109,173	3,550,313	189,858	5,095,800
Class Y	101,388	3,457,323	108,623	3,052,301
Class R6	3,891	132,670	3,784	106,331

25	Invesco S&P 500 Index Fund

	Summary of Share Activity
	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	756,105	$24,756,332	2,495,010	$71,383,269
Class C	(786,554)	(24,756,332)	(2,585,055)	(71,383,269)

Reacquired:
Class A	(6,563,671)	(210,626,470)	(6,903,207)	(207,359,782)
Class C	(2,668,388)	(81,616,341)	(2,128,634)	(61,084,000)
Class Y	(3,258,586)	(101,860,750)	(2,142,542)	(65,641,993)
Class R6	(77,455)	(2,555,855)	(34,729)	(1,069,018)
Net increase in share activity	1,637,208	$55,459,773	2,499,496	$72,202,312

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26	Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,193.70	$2.87	$1,022.52	$2.64	0.52%
Class C	1,000.00	1,189.10	7.10	1,018.65	6.55	1.29
Class Y	1,000.00	1,195.10	1.54	1,023.73	1.42	0.28
Class R6	1,000.00	1,195.70	1.38	1,023.88	1.27	0.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28	Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its

29	Invesco S&P 500 Index Fund

expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,452,342
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31	Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, Oppenheimer Funds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange - Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco S&P 500 Index Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                         Invesco Distributors, Inc.                                                                                      MS-SPI-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Senior Floating Rate Fund
Effective September 30, 2020, Invesco Oppenheimer Senior Floating Rate Fund was renamed Invesco Senior Floating Rate Fund. Nasdaq: A: OOSAX ∎ C: OOSCX ∎ R: OOSNX ∎ Y: OOSYX ∎ R5: SFRRX ∎ R6: OOSIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 - the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Senior Floating Rate Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Senior Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2020, Class A shares of Invesco Senior Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Leveraged Loan Index.
Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.23%
Class C Shares	-9.78
Class R Shares	-9.34
Class Y Shares	-8.90
Class R5 Shares	-8.80
Class R6 Shares	-8.80
Custom Invesco Oppenheimer Senior Floating Rate Index▼	1.05
JP Morgan Leveraged Loan Index∎	1.05

Source(s): ▼Invesco, Bloomberg L.P.; ∎ Bloomberg L.P.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by a sharp sell-off as the coronavirus (COVID-19) roiled capital markets. This risk-off sentiment was quickly followed by investor optimism that resulted in a similarly sharp rebound in the asset class. On a relative basis, senior loans exhibited less volatility than other leveraged credit asset classes. Senior loans returned 0.57% for the fiscal year as represented by the Credit Suisse Leveraged Loan Index.1

COVID-19’s impact on capital markets resulted in a historically challenging first quarter of 2020. However, the initial sharp sell-off across risk assets was met by a remarkable recovery in the following months. Though unnerved by the unpredictable path of COVID-19, investors became increasingly willing to look beyond short-term disruptions for companies they expected to survive the pandemic-induced demand shock once the initial adverse reaction passed. Moreover, investors took solace in the collective policy responses of the US Federal Reserve (the Fed) and Congress to mitigate the aftershocks of shutting down the economy. Themes of performance dispersion by credit rating and industry remained prevalent throughout the initial sell-off and subsequent rebound experienced by the loan market. During the fiscal year BB-, B- and CCC-rated loans† returned -0.29%, 1.86% and -6.26%, respectively.1 Food and drug was the best performing industry returning 17.33% for the fiscal year, while energy was the worst performing industry returning -16.05%.1

Going forward we expect COVID-19 and the uncertainty associated with the virus to continue to sway capital markets. Both good news (vaccination breakthroughs) as well as negative news (resurgence in cases) will likely impact capital markets in the near term.

From a fundamentals standpoint, prior to COVID-19 the loan market continued to be on relatively solid footing. However, the economic shutdown as a result of the virus negatively impacted fundamentals as expected. As of August 31, 2020, the 12-month default rate was 4.08%2, exceeding the long term average of approximately 3%. Because defaults are a lagging indicator of credit stress, we expect the default rate to trend higher as a number of issuers face difficult operating conditions and over-levered balance sheets. Given these developments, support signals from policy makers at the Fed and in Congress will continue to play a significant role in market sentiment and, relatedly, the default outlook.

The average price in the senior loan market was $92.33 as of August 31, 2020, with 2.09% of the market trading above par.1 Given the price of senior loans at the end of the fiscal year, they provided a 6.13% yield.1

During the first quarter of 2020, Sprint Communications, Monarchy Enterprises Holdings, B.V. and Securus Technologies contributed to the Fund’s relative performance. These positions were later sold during the fiscal year. Meanwhile, Arch Resources, Murray Energy and iHeartCommunications detracted from relative returns. During the second quarter of 2020, Avaya, Aretec Group and iHeartCommunications all contributed to Fund performance, while Murray Energy, Town Sports International and Fieldwood Energy all detracted from performance. We subsequently sold Town Sports International before the close of the fiscal year.

In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in an effort to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

 During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to the JP Morgan Leveraged Loan Index.

 The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

 We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares. We are also monitoring the impact of the discontinuation and replacement of the London Interbank Offered Rate (LIBOR) on the Fund and its investments. Please see the Notes to Financial Statements for more information.

 As always, we appreciate your continued participation in Invesco Senior Floating Rate Fund.

1	Source: Credit Suisse Leveraged Loan Index August 31, 2020
2	Source: S&P/LSTA Leveraged Loan Index August 31, 2020

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

4	Invesco Senior Floating Rate Fund

Portfolio managers:

Anthony Arnese

David Lukkes

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Senior Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/10

1	Source: Invesco, Bloomberg L.P.
2	Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Senior Floating Rate Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (9/8/99)	3.69%
10 Years	2.50
5 Years	0.16
1 Year	-12.22

Class C Shares
Inception (9/8/99)	3.61%
10 Years	2.16
5 Years	0.08
1 Year	-10.65

Class R Shares
Inception (10/26/12)	1.46%
5 Years	0.60
1 Year	-9.34

Class Y Shares
Inception (11/28/05)	3.38%
10 Years	3.11
5 Years	1.10
1 Year	-8.90

Class R5 Shares
10 Years	2.89%
5 Years	0.93
1 Year	-8.80

Class R6 Shares
Inception (10/26/12)	2.07%
5 Years	1.19
1 Year	-8.80

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Senior Floating Rate Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Senior Floating Rate Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 3.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund’s investment objective is to seek income.

∎ Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco Senior Floating Rate Index is composed of the Credit Suisse Leveraged Loan Index through September 30, 2014, and the JP Morgan Leveraged Loan Index from October 1, 2014 to present. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

8	Invesco Senior Floating Rate Fund

Fund Information

Portfolio Composition*
By credit quality	% of total investments
BBB	0.14%
BBB-	8.59
BB+	5.98
BB	7.41
BB-	10.40
B+	16.65
B	20.56
B-	11.70
CCC+	3.37
CCC	0.49
CCC-	0.55
CC	1.20
C	0.01
D	0.67
Non-Rated	10.05
Equity	2.23

Top Five Debt Issuers**
% of total net assets
1. Western Express, Inc.	2.70%
2. Caesars Resort Collection LLC	1.54
3. CSC Holdings LLC	1.37
4. CenturyLink, Inc.	1.31
5. Ziggo Secured Finance Partnership	1.30

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. Excluding money market funds, if any.

**	The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2020.

9	Invesco Senior Floating Rate Fund

Schedule of Investments

August 31, 2020

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests-88.99%(b)(c)
Aerospace & Defense-2.82%
Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	12/06/2025		$8,777	$ 8,634,147
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		16,077	14,362,338
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		8,644	7,721,687
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		5,704	5,399,747
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	10/04/2024		31,339	30,424,645
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	04/29/2024		4,285	4,247,195
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.41%	05/30/2025		19,155	18,227,620
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.41%	12/09/2025		16,477	15,669,850
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.41%	08/22/2024		12,953	12,338,721
					117,025,950

Air Transport-2.84%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	06/27/2025		7,527	4,737,971
Avolon TLB Borrower 1 (US) LLC
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	2.50%	01/15/2025		10,761	10,420,783
Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		29,862	28,249,429
Delta Air Lines, Inc.
Delayed Draw Term Loan(d)(e)	–	03/16/2021		5,107	4,928,595
Term Loan B (1 mo. USD LIBOR + 4.75%)	5.75%	05/01/2023		33,471	33,447,455
JetBlue Airways Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.25%	07/01/2024		6,282	6,279,095
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		18,612	18,839,334
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	04/01/2024		2,121	2,004,036
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		10,746	8,979,450
					117,886,148

Automotive-2.80%
Belron Finance US LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.50%)	2.77%	10/30/2026		1,429	1,409,967
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (1 mo. USD LIBOR + 2.00%)	2.19%	03/03/2025		5,575	5,379,701
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	11/06/2024		23,672	23,194,769
Panther BF Aggregator 2 L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	04/30/2026		19,578	19,248,139
Project Boost Purchaser LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/01/2026		2,777	2,690,654
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	05/22/2024		14,127	13,137,743
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		42,760	38,359,678
TI Group Automotive Systems LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	06/30/2022		5,360	5,279,392
Visteon Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	03/25/2024		2,197	2,133,714
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	02/05/2026		813	784,449
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.45%	04/04/2025		4,616	4,436,639
					116,054,845

Beverage & Tobacco-0.54%
AI Aqua Merger Sub, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)(e)	4.32%	12/13/2023		13,994	13,574,312
First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)(e)	4.32%	12/13/2023		9,199	8,923,335
					22,497,647

Building & Development-1.48%
ACProducts, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	7.50%	08/18/2025		6,824	6,859,927
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2027		12,895	12,597,800
Apcoa Parking Holdings GmbH (Germany), Term Loan B(d)	–	03/20/2024	EUR	3,467	3,887,117
DiversiTech Holdings, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	06/03/2024		1,851	1,820,662
Forterra Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	10/25/2023		4,762	4,696,692
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	11/15/2023		22,629	22,109,343
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.00%	02/08/2025		4,034	3,863,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Building & Development-(continued)
TAMKO Building Products LLC, Term Loan (3 mo. USD LIBOR + 3.25%)(e)	3.41%	05/29/2026		$942	$ 936,833
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(e)	5.00%	07/24/2024		4,799	4,690,853
					61,462,496

Business Equipment & Services-8.99%
Asplundh Tree Expert LLC, Term Loan (d)	-	08/15/2027		4,450	4,456,835
Blackhawk Network Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	06/15/2025		10,563	10,008,555
Blucora, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)(e)	5.00%	05/22/2024		3,341	3,298,903
Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/30/2026		12,665	12,474,623
Cast & Crew Payroll LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	02/09/2026		5,857	5,549,511
Change Healthcare Holdings, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024		23,602	23,215,261
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate(e)(f)	9.50%	08/15/2023		17,272	4,058,944
Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	02/15/2023		20,356	12,518,992
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%) (Acquired 07/26/2019-06/10/2020; Cost $7,067,881)(e)	11.00%	07/26/2023		7,054	6,982,989
Dakota Holding Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		21,092	21,072,744
Second Lien Term Loan B (1 mo. USD LIBOR + 8.00%) (Acquired 03/06/2020; Cost $6,480,818)(e)	9.00%	03/06/2028		6,579	6,563,062
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	02/08/2026		2,866	2,863,641
Garda World Security Corp. (Canada), Term Loan (3 mo. USD LIBOR + 4.75%)	4.93%	10/30/2026		1,425	1,424,686
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.16%	04/16/2025		1,017	973,932
GlobalLogic Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	08/01/2025		34	33,193
Term Loan B-2(d)(e)	-	08/13/2027		5,172	5,159,575
IG Investments Holdings LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	05/23/2025		4,920	4,818,360
I-Logic Technologies Bidco Ltd. (United Kingdom), Term Loan (3 mo. USD LIBOR + 3.00%)	3.82%	12/21/2024		656	637,862
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B(d)(e)	-	06/23/2024	GBP	1,942	2,258,685
Inmar, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	05/01/2024		25,422	23,899,131
iQor US, Inc.
First Lien Term Loan A-1 8.00% PIK Rate, 0.00% Cash Rate(e)(f)(g)	6.50%	04/01/2021		18,402	11,501,224
First Lien Term Loan B 8.00% PIK Rate, 0.00% Cash Rate(f)(g)	6.00%	04/01/2021		56,678	37,285,634
Second Lien Term Loan (3 mo. USD LIBOR + 8.75%)(f)(g)	9.75%	04/01/2022		7,339	380,757
KAR Auction Services, Inc., Term Loan B-6 (3 mo. USD LIBOR + 2.25%)	2.44%	09/15/2026		12,018	11,687,039
Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		8,534	8,147,037
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		1,266	1,206,089
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	02/05/2027		1,346	1,343,366
Monitronics International, Inc., First Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		32,824	24,995,318
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	11/18/2026		3,931	3,814,576
PGX Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 9.00%) (Acquired 09/24/2014; Cost $ 9,177,907)(e)	10.77%	09/30/2024		9,178	1,835,582
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.25%	09/23/2026		11,763	11,740,778
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.66%	11/08/2024		17,395	16,740,949
Shilton Holdco Ltd. (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	07/12/2024	EUR	1,500	1,716,563
Solera LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	2.94%	03/03/2023		17,287	17,040,035
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	11/14/2022		28,068	27,448,984
Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/30/2025		14,133	14,233,947
Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	11/16/2026		3,265	3,194,559
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 06/27/2018-06/15/2020; Cost $18,644,718)(e)	5.00%	05/21/2026		18,735	18,664,967
Verra Mobility Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.56%	02/28/2025		6,597	6,456,571
WEX, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	05/17/2026		952	924,456
					372,627,915

Cable & Satellite Television-9.03%
Altice Financing S.A. (Luxembourg)
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	07/15/2025		34,900	33,392,331
Term Loan (1 mo. USD LIBOR + 2.75%)	2.92%	01/31/2026		12,952	12,369,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Cable & Satellite Television-(continued)
Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	01/03/2025		$18,051	$ 17,559,526
Charter Communications Operating LLC, Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	04/30/2025		736	725,246
CSC Holdings LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	01/15/2026		15,867	15,364,757
Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	07/17/2025		41,099	39,814,602
Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2027		1,722	1,673,544
ION Media Networks, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	3.19%	12/18/2024		25,746	25,193,647
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	4.75%	08/14/2026		21,913	21,680,118
Term Loan B (3 mo. USD LIBOR + 2.75%)	2.91%	07/31/2025		5,639	5,421,719
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	3.85%	01/31/2026		34,623	34,089,623
Telenet Financing USD LLC, Term Loan AR (1 mo. USD LIBOR + 2.00%)	2.16%	04/15/2028		34,007	32,859,088
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.41%	04/30/2028		5,929	5,785,851
Term Loan B-1(d)	-	01/31/2029	EUR	1,006	1,190,874
Term Loan B-1(d)	-	01/31/2029		13,541	13,445,789
Term Loan B-2(d)	-	01/31/2029	EUR	1,006	1,190,874
Term Loan B-2(d)	-	01/31/2029		13,541	13,445,789
Virgin Media Bristol LLC (United Kingdom), Term Loan N (1 mo. USD LIBOR + 2.50%)	2.66%	01/31/2028		41,491	40,496,464
WideOpenWest Finance LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	08/18/2023		4,958	4,897,276
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2028		55,522	53,830,102
					374,426,524

Chemicals & Plastics-3.59%
Aruba Investments, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	07/07/2025		1,304	1,305,508
Ascend Performance Materials Operations LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.25%	08/27/2026		118	118,006
Cabot Microelectronics Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	2.19%	11/17/2025		2,767	2,718,698
Colouroz Investment LLC (Germany)
First Lien Term Loan(d)	-	09/21/2023	EUR	1,343	1,426,485
First Lien Term Loan B-2(d)	-	09/21/2023		4,693	4,211,977
First Lien Term Loan C(d)	-	09/21/2023		607	544,718
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	03/16/2025		1,089	1,063,328
Emerald Performance Materials LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	08/11/2025		1,859	1,863,376
Encapsys LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.25%	11/07/2024		51	49,654
Ferro Corp.
Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		318	314,129
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		1,408	1,389,936
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		1,379	1,360,363
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	2.76%	08/07/2024		10,888	10,713,697
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	10/20/2024		5,028	4,921,750
Hexion International Holdings B.V. (Netherlands), Term Loan B (3 mo. USD LIBOR + 3.50%)	3.80%	07/01/2026		1,976	1,952,907
Ineos US Finance LLC, Term Loan (2 mo. USD LIBOR + 2.00%)	2.21%	03/31/2024		13,158	12,835,990
Invictus US NewCo LLC, First Lien Term Loan(d)	-	03/28/2025		6,783	6,528,969
Lummus Technology, Term Loan (1 mo. USD LIBOR + 4.00%)	4.31%	06/30/2027		9,939	9,905,787
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.81%	03/02/2026		24,588	24,160,596
Momentive Performance Materials USA, Inc., Term Loan B (1 wk. USD LIBOR + 3.25%)	3.41%	05/15/2024		7,066	6,721,290
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.69%	10/14/2024		1,380	1,350,300
PQ Corp., Term Loan B(d)	-	02/07/2027		8,197	8,183,078
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	11/20/2023		5,889	5,822,607
Schenectady International Group, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	4.91%	10/15/2025		1,955	1,864,436
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		37,838	36,918,736
Tronox Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.31%	09/23/2024		539	529,395
					148,775,716

Clothing & Textiles-0.87%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	09/29/2024		1,124	1,113,320
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.37%	05/01/2024		17,491	13,031,093
Mascot Bidco Oy (Finland), Term Loan B(d)	-	03/30/2026	EUR	1,427	1,517,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Clothing & Textiles-(continued)
Tumi, Inc., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	04/25/2025		$20,679	$ 20,290,949
					35,952,745

Conglomerates-0.60%
APi Group DE, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026		5,218	5,137,030
Gates Global LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.75%	04/01/2024		13,570	13,446,235
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		6,481	6,118,182
					24,701,447

Containers & Glass Products-1.84%
Berlin Packaging LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.31%	11/07/2025		12,414	12,093,147
Berry Global, Inc., Term Loan W (3 mo. USD LIBOR + 2.00%)	2.16%	10/01/2022		357	353,397
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	05/22/2024		4,502	4,479,601
Flex Acquisition Co., Inc., Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	3.55%	06/29/2025		4,322	4,169,267
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.20%	10/19/2023		9,150	8,911,607
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	07/29/2027		2,817	2,817,694
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		9,311	7,751,518
Keter Group B.V. (Netherlands), Term Loan B-1(d)	-	10/31/2023	EUR	7,412	8,160,157
Klockner Pentaplast of America, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	2,000	2,256,768
Libbey Glass, Inc.
DIP Term Loan (1 mo. USD LIBOR + 1.00%)(e)	4.00%	11/30/2020		513	515,087
DIP Term Loan (1 mo. USD LIBOR + 11.00%)(e)	12.00%	01/01/2021		542	582,558
PIK Term Loan 5.75% PIK Rate(f)(g)(h)	5.75%	04/09/2021		11,244	1,979,398
Refresco Group N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	3.51%	03/28/2025		9,292	9,082,859
Reynolds Consumer Products LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	01/29/2027		6,163	6,079,747
Reynolds Group Issuer, Inc./LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.90%	02/05/2023		5,422	5,359,011
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	10/17/2024		1,836	1,813,768
					76,405,584

Cosmetics & Toiletries-0.98%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	09/26/2024		4,363	4,261,887
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	04/05/2025		32,958	29,144,345
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.26%	06/30/2024		7,209	7,075,801
					40,482,033

Drugs-0.57%
Bausch Health Americas, Inc. (Canada)
First Lien Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.93%	11/27/2025		1,207	1,186,262
Term Loan (1 mo. USD LIBOR + 3.00%)	3.18%	06/02/2025		9,073	8,942,575
Endo LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.00%	04/29/2024		12,860	12,439,558
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.11%	11/15/2027		887	870,880
					23,439,275

Ecological Services & Equipment-0.30%
GFL Environmental, Inc. (Canada), Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/30/2025		4,360	4,346,238
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	03/20/2025		4,402	4,302,042
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	08/11/2023		3,626	3,619,324
					12,267,604

Electronics & Electrical-8.53%
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.16%	04/18/2025		5,982	5,900,233
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	04/06/2026		12,280	12,062,785
Cornerstone OnDemand, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.43%	04/22/2027		5,102	5,102,491
Diebold Nixdorf, Inc.
Term Loan B (1 mo. USD LIBOR + 2.75%)	2.94%	11/06/2023		3,544	3,430,637
Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	11/06/2023	EUR	1,000	1,127,716
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.44%	12/17/2025		1,418	1,411,304
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	05/06/2026		2,966	2,847,426
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		15,917	15,032,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Electronics & Electrical-(continued)
Fusion Connect, Inc., Term Loan (3 mo. USD LIBOR + 9.50%)	11.50%	01/14/2025		$3,301	$ 3,144,486
Go Daddy Operating Co. LLC, Term Loan B(d)	-	08/12/2027		19,110	19,000,253
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	07/01/2024		2,777	2,748,604
Informatica Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	02/26/2027		6,720	6,595,698
Internap Corp.
Second Lien Term Loan 3.50% PIK Rate, 4.00% Cash Rate(e)(f)	3.50%	05/08/2025		10,967	6,579,971
Term Loan (1 mo. USD LIBOR + 10.00%)(e)	11.00%	05/08/2023		3,600	3,509,582
ION Corp., Term Loan (3 mo. USD LIBOR + 4.25%)	5.32%	10/02/2025		3,270	3,253,795
LogMeIn, Term Loan B(d)	-	08/28/2027		23,167	22,631,255
Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)(e)	7.00%	05/08/2025		4,852	4,875,886
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.91%	09/30/2024		7,204	7,154,301
Micro Holding L.P.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.57%	09/13/2024		2,316	2,263,964
Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		4,766	4,729,013
Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	6.07%	04/29/2026		6,514	5,536,859
NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	2.66%	08/28/2026		10,292	10,022,305
Neustar, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.57%	08/08/2024		19,111	18,030,012
Oberthur Technologies of America Corp., Term Loan B(d)	-	01/10/2024	EUR	4,538	5,157,878
ON Semiconductor Corp., Term Loan B-4 (3 mo. USD LIBOR + 2.00%)	2.16%	09/19/2026		1,976	1,952,064
Optiv, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		8,092	7,093,903
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(e)	5.25%	01/02/2025		7,053	6,171,680
Project Leopard Holdings, Inc., Incremental Term Loan(d)	-	07/07/2023		2,564	2,530,962
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.51%	05/16/2025		26,312	25,845,855
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	04/24/2022		33,819	30,223,800
Sandvine Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	4.66%	10/31/2025		11,535	11,304,672
Science Applications International Corp.
Incremental Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/30/2027		1,509	1,503,453
Term Loan B (1 mo. USD LIBOR + 1.88%)	2.03%	10/31/2025		1,898	1,866,476
Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.83%	03/05/2027		7,069	6,925,402
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		17,093	16,644,933
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		11,968	11,654,294
Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		4,747	4,625,147
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.91%	06/30/2026		5,981	5,811,981
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.66%	09/28/2024		4,673	4,590,910
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	05/04/2026		11,205	11,142,447
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		535	548,005
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	05/04/2026		2,179	2,179,965
Veritas US, Inc.
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.50%	01/27/2023		11,951	11,874,857
Term Loan B-1(d)	-	08/13/2025	EUR	798	935,681
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 05/11/2020; Cost $7,858,517)(e)	5.75%	02/18/2027		8,360	8,213,823
Xperi Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.16%	06/02/2025		8,094	7,931,933
					353,721,023

Equipment Leasing-0.14%
Delos Finance S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 1.75%)	2.06%	10/06/2023		5,755	5,615,447

Financial Intermediaries-1.77%
Aretec Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.41%	10/01/2025		18,996	17,808,232
Edelman Financial Center LLC (The), First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.17%	07/19/2025		2,075	2,017,442
Everi Payments, Inc.
Term Loan B (3 mo. USD LIBOR + 2.75%)	3.82%	05/09/2024		20,299	19,658,517
Term Loan B (1 mo. USD LIBOR + 10.50%)(e)	11.50%	05/09/2024		856	881,451
Fiserv Investment Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.02%	02/10/2027		3,847	3,839,146
LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.92%	11/12/2026		1,982	1,946,405
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	06/30/2023		4,496	4,356,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Financial Intermediaries-(continued)
RPI 2019 Intermediate Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		$12,777	$ 12,752,483
RPI Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		10,343	10,314,348
					73,574,455

Food Products-2.14%
Biscuit International S.A.S. (De Banketgroep Holding International B.V.) (France), First Lien Term Loan (d)	-	02/07/2027	EUR	1,000	1,149,495
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)(e)	2.91%	03/31/2025		6,126	5,941,848
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	04/06/2024		19,830	19,670,828
Froneri International PLC (United Kingdom), Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)(e)	5.91%	01/29/2028		4,816	4,779,948
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		1,386	1,380,175
Term Loan (1 mo. USD LIBOR + 3.69%)	3.84%	05/23/2025		25,336	24,697,411
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.50%)	3.07%	05/01/2026		7,361	7,176,711
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	2.41%	05/15/2024		11,056	10,807,294
Shearer’s Foods LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	03/31/2022		2,777	2,782,780
Sigma Bidco B.V. (Netherlands), Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	3.37%	07/02/2025		10,423	10,220,853
					88,607,343

Food Service-1.71%
Aramark Services, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.91%	03/11/2025		2,790	2,671,302
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	01/15/2027		5,607	5,370,480
Euro Garages (Netherlands)
Term Loan(d)	-	02/06/2025		1,156	1,123,583
Term Loan B (3 mo. USD LIBOR + 4.00%)	5.07%	02/06/2025		664	645,925
Term Loan B(d)	-	02/07/2025	EUR	2,000	2,308,798
Term Loan B(d)	-	02/07/2025	GBP	2,000	2,583,270
IRB Holding Corp., Term Loan B (3 mo. USD LIBOR + 2.75%)	3.75%	02/05/2025		11,430	11,039,025
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	11/19/2026		25,980	25,071,156
Pizza Hut Holdings LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.90%	04/03/2025		3,357	3,276,956
US Foods, Inc.
Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.07%	08/15/2026		2,203	2,119,879
Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	06/27/2023		5,288	5,112,586
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	5.50%	11/29/2024		9,632	9,627,130
					70,950,090

Forest Products-0.17%
Clearwater Paper Corp., Term Loan (1 mo. USD LIBOR + 3.25%)(e)	4.00%	07/26/2026		7,078	7,095,816

Health Care-1.52%
Acadia Healthcare Co., Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.66%	02/16/2023		7,215	7,164,417
AHP Health Partners, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	06/30/2025		2,381	2,386,607
Alliance HealthCare Services, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	10/24/2023		15,638	11,979,122
athenahealth, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.82%	02/11/2026		10,247	10,189,339
Biogroup-LCD (France), Term Loan B(d)	-	04/25/2026	EUR	1,427	1,647,729
Dentalcorp Perfect Smile ULC (Canada), First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	06/06/2025		245	231,431
Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.90%	02/04/2027		10,420	10,232,398
Explorer Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		2,214	2,212,279
EyeCare Partners LLC
Delayed Draw Term Loan(i)	0.00%	02/05/2027		133	124,978
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.82%	02/05/2027		570	534,282
IQVIA, Inc.
Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	1.91%	03/07/2024		2,784	2,731,889
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.06%	06/11/2025		1,537	1,507,982
Milano Acquisition Corp., Term Loan B(d)	-	08/13/2027		10,251	10,199,375
Prophylaxis B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	06/05/2025	EUR	1,677	1,355,509
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	4.66%	08/27/2025		668	665,183
					63,162,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Home Furnishings-0.90%
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	08/05/2024		$2,173	$ 2,144,876
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		5,167	5,153,897
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		14,623	11,880,853
SIWF Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.32%	06/15/2025		10,345	9,828,100
TGP Holdings III LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	09/25/2024		8,335	8,099,293
					37,107,019

Industrial Equipment-2.48%
Altra Industrial Motion Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	10/01/2025		583	572,825
CIRCOR International, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/11/2024		1,749	1,712,172
Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024		2,090	2,048,437
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	07/19/2024		3,703	3,608,591
Gardner Denver, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	03/01/2027		7,532	7,472,855
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	03/31/2027		16,884	16,423,728
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027		8,357	8,129,644
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	12/13/2026		156	156,330
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)(e)	2.31%	01/02/2027		5,412	5,303,338
Kantar (United Kingdom), Term Loan B(d)	-	10/23/2024		4,563	4,385,786
North American Lifting Holdings, Inc.
DIP Term Loan (1 mo. USD LIBOR + 9.00%)(e)	10.00%	02/25/2021		2,447	2,397,669
First Lien Term Loan(g)	7.95%	11/27/2020		23,779	16,288,597
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	08/14/2026		1,267	1,253,193
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B(d)	-	06/30/2027		33,219	33,009,266
					102,762,431

Insurance-1.06%
Alliant Holdings Intermediate LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	2.91%	05/09/2025		2,676	2,599,277
AmWINS Group LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	01/25/2024		1,139	1,133,067
HUB International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	3.26%	04/25/2025		6,964	6,801,903
National Financial Partners Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.41%	02/15/2027		2,731	2,635,999
Ryan Specialty Group LLC, Term Loan(d)	-	07/23/2027		11,411	11,389,669
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	12/31/2025		8,690	8,414,530
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.31%	05/16/2024		11,195	10,919,936
					43,894,381

Leisure Goods, Activities & Movies-2.01%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		19,885	19,382,126
Ancestry.com Operations, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	4.41%	08/21/2026		18,278	18,284,296
Crown Finance US, Inc.
Term Loan(d)	-	02/28/2025	EUR	257	210,173
Term Loan (3 mo. USD LIBOR + 2.25%)	3.32%	02/28/2025		2,285	1,805,307
Term Loan (3 mo. USD LIBOR + 2.50%)	3.57%	09/20/2026		1,172	910,812
Deluxe Entertainment Services Group, Inc.
First Lien Term Loan (Acquired 10/04/2019-06/30/2020; Cost $6,757,754)(e)	6.00%	03/25/2024		7,612	6,965,027
Second Lien Term Loan (Acquired 08/07/2019-06/30/2020; Cost $4,526,389)(e)	7.00%	09/25/2024		7,303	0
Dorna Sports S.L. (Spain), Term Loan B-2(d)	-	05/03/2024	EUR	2,389	2,729,623
Markermeer Finance B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	01/25/2027	EUR	3,000	3,388,518
Metro-Goldwyn-Mayer, Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	2.66%	07/03/2025		14,251	13,645,165
Parques Reunidos (Spain)
Incremental Term Loan B-2(d)	-	09/27/2026	EUR	1,000	1,133,683
Term Loan B-1(d)	-	09/27/2026	EUR	1,902	1,890,754
Seaworld Parks & Entertainment, Inc., Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	3.75%	04/01/2024		9,902	9,309,438
Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.91%	04/17/2026		1,300	1,226,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Leisure Goods, Activities & Movies-(continued)
UFC Holdings LLC
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	04/29/2026		$763	$ 755,563
Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	04/29/2026		1,785	1,767,143
					83,404,606

Lodging & Casinos-4.28%
Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		7,434	7,471,180
B&B Hotels S.A.S. (France), Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	2,195	2,309,190
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.70%	06/30/2025		9,689	9,421,010
Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	12/23/2024		57,594	54,294,741
CityCenter Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		8,822	8,391,094
ESH Hospitality, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	09/18/2026		4,341	4,216,064
GVC Finance LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.31%	03/29/2024		3,743	3,684,711
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.93%	06/22/2026		5,693	5,499,609
RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.16%	05/11/2024		4,279	4,072,576
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	08/14/2024		24,066	22,574,399
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	07/10/2025		22,860	22,918,053
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		23,784	22,605,009
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.93%	12/20/2024		4,754	4,589,268
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	05/30/2025		5,442	5,251,955
					177,298,859

Nonferrous Metals & Minerals-0.59%
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	01/28/2022		4,447	3,880,121
Kissner Group, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	03/01/2027		11,121	11,124,307
Murray Energy Corp.
Term Loan B-2(g)(h)	0.00%	10/17/2022		296,778	7,716,219
Term Loan B-3 (3 mo. USD LIBOR + 7.75%)(g)(h)	0.00%	10/17/2022		76,534	1,626,353
					24,347,000

Oil & Gas-2.75%
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	10/31/2024		3,699	3,478,130
Brazos Delaware II LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.17%	05/21/2025		14,193	10,473,285
Fieldwood Energy LLC
DIP Delayed Draw Term Loan(e)	0.00%	08/04/2021		1,261	1,294,331
DIP Term Loan (1 mo. USD LIBOR + 8.75%)(e)(i)	9.75%	08/04/2021		11,649	11,648,981
First Lien Term Loan (3 mo. USD LIBOR + 5.25%)(g)	0.00%	04/11/2022		81,491	20,460,017
GIP III Stetson I L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	4.42%	07/18/2025		6,753	4,525,892
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023		9,039	4,372,805
Larchmont Resources LLC, Term Loan A (3 mo. USD LIBOR + 7.00%) (Acquired 12/09/2016-09/10/2018; Cost $6,055,843)(e)(j)	8.00%	08/09/2021		6,030	2,713,368
Lower Cadence Holdings LLC, Term Loan(d)	-	05/22/2026		2,828	2,626,492
McDermott International Ltd.
LOC(d)(e)(i)	0.00%	06/30/2024		15,080	13,798,648
Term Loan (1 mo. USD LIBOR + 3.00%) (Acquired 06/30/2020; Cost $425,124)(e)	3.16%	06/30/2024		422	380,125
Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	06/30/2025		3,649	2,982,886
Navitas Midstream Midland Basin LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	12/13/2024		4,352	4,021,601
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.00%)	7.75%	03/19/2024		6,675	4,789,134
Seadrill Operating L.P.
Revolver Loan (6 mo. USD LIBOR + 10.00%)(e)	11.00%	02/21/2021		2,000	1,999,527
Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	02/21/2021		72,864	10,747,459
Southcross Energy Partners L.P., Revolver Loan(e)(i)(j)	0.00%	01/31/2025		3,129	2,925,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas-(continued)
Sunrise Oil & Gas, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 02/03/2020; Cost $4,688,849)(e)	8.00%	01/17/2023	$4,660	$ 4,193,538
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 02/03/2020; Cost $4,772,365)(e)	8.00%	01/17/2023	4,742	3,770,271
Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 10/31/2016-01/03/2020; Cost $15,851,443)(e)	8.00%	01/17/2023	5,522	2,843,578
				114,045,861

Publishing-1.71%
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.25%	06/07/2023	21,818	18,125,548
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.76%	08/21/2026	16,715	15,258,574
Nielsen Finance LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.75%	06/30/2025	35,486	35,703,272
ProQuest LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	10/17/2026	1,852	1,836,017
				70,923,411

Radio & Television-3.30%
Gray Television, Inc.
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	2.41%	02/07/2024	2,501	2,454,387
Term Loan C (3 mo. USD LIBOR + 2.50%)	2.66%	01/02/2026	1,859	1,826,289
iHeartCommunications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	05/01/2026	27,033	25,719,567
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	01/17/2024	9,890	9,690,342
Nexstar Broadcasting, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	01/17/2024	37,093	36,343,510
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.91%	09/18/2026	17,070	16,803,368
Sinclair Television Group, Inc.
Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	01/03/2024	33,730	32,962,866
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026	11,094	10,841,932
				136,642,261

Retailers (except Food & Drug)-1.00%
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023	16,031	13,792,632
PetSmart, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/11/2022	27,536	27,527,246
				41,319,878

Surface Transport-3.34%
Daseke Cos, Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	02/27/2024	9,807	9,535,939
Kenan Advantage Group, Inc. (The)
Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022	503	487,596
Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022	10,253	9,945,534
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.75%	12/06/2024	6,246	6,157,757
Western Express, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 8.25%) (Acquired 12/18/2015-12/16/2019; Cost $111,472,682)(e)	8.50%	02/23/2022	112,231	111,861,008
XPO Logistics, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	2.65%	02/24/2025	445	439,910
				138,427,744

Telecommunications-7.84%
Avaya, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.41%	12/15/2024	43,605	42,523,571
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/15/2027	44,266	42,896,058
Cincinnati Bell, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	10/02/2024	26,583	26,616,696
Colorado Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024	2,957	2,583,280
Frontier Communications Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.75%)(h)	4.50%	06/15/2024	29,773	30,138,211
GCI Holdings, Inc., Term Loan B(d)	-	02/02/2022	1,900	1,876,263
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/16/2024	1,852	1,844,008
Inmarsat Finance PLC (United Kingdom), Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/11/2026	7,742	7,553,199
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)	6.50%	07/13/2021	695	709,288
DIP Term Loan(i)	0.00%	07/13/2021	709	709,288
Term Loan B-3 (1 mo. USD LIBOR + 4.75%)(h)	8.00%	11/27/2023	19,627	19,831,097
Term Loan B-5 (1 mo. USD LIBOR + 8.63%)(h)	8.63%	01/02/2024	1,925	1,952,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Telecommunications-(continued)
IPC Systems, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	10.50%	02/04/2022		$13,366	$ 1,648,466
Second Lien Term Loan (3 mo. USD LIBOR + 4.50%)	12.50%	02/06/2022		17,768	2,191,463
Iridium Satellite LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	11/04/2026		53	53,190
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027		35,030	34,008,491
MLN US HoldCo LLC, First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	4.65%	11/30/2025		18,055	15,382,371
MTN Infrastructure TopCo, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024		6,163	6,132,245
Project Jerico (France), Term Loan B(d)	-	11/22/2026	EUR	2,000	2,291,232
Radiate Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	02/01/2024		30,495	30,090,224
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	04/11/2025		1,428	1,398,369
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	12/07/2026		9,987	9,711,594
T-Mobile USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	04/20/2027		22,146	22,224,944
Windstream Services LLC
DIP Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	02/26/2021		1,856	1,840,825
Term Loan B(d)	-	08/15/2027		18,333	17,955,195
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	02/20/2027		797	775,710
					324,938,061

Utilities-4.50%
APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	04/19/2025		928	917,626
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/01/2025		3,905	3,849,586
Calpine Construction Finance Co. L.P., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2025		15,330	14,895,308
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.25%)	2.41%	01/15/2024		5,975	5,863,289
Term Loan (2 mo. USD LIBOR + 2.25%)	2.41%	04/05/2026		5,800	5,689,180
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025		29,574	29,418,435
Frontera Generation Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/02/2025		43,149	19,632,765
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026		27,508	27,276,049
Heritage Power LLC, Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026		10,996	10,510,232
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(e)	3.16%	08/28/2025		175	174,962
Lightstone Holdco LLC
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024		30,371	25,885,702
Term Loan C (1 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024		1,706	1,454,126
Nautilus Power LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024		7,276	7,195,720
Pike Corp., Term Loan B(d)	-	07/24/2026		1,352	1,349,880
PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/06/2025		4,650	4,509,471
Sandy Creek Energy Associates L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	11/09/2020		29,724	20,639,602
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	12/08/2023		2,874	2,803,402
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	12/31/2025		4,545	4,481,421
					186,546,756
Total Variable Rate Senior Loan Interests (Cost $4,318,998,247)					3,688,390,891

U.S. Dollar Denominated Bonds & Notes-4.20%
Aerospace & Defense-0.54%
TransDigm, Inc.(k)	6.25%	03/15/2026		6,449	6,813,143
TransDigm, Inc.(k)	8.00%	12/15/2025		14,315	15,581,877
					22,395,020

Air Transport-0.23%
Delta Air Lines, Inc.(k)	7.00%	05/01/2025		2,651	2,905,016
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(k)	6.50%	06/20/2027		5,739	5,997,255
Park Aerospace Holdings Ltd. (Ireland)(k)	5.25%	08/15/2022		483	479,729
					9,382,000

Automotive-0.09%
Clarios Global L.P.(k)	6.75%	05/15/2025		1,519	1,629,948
Clarios Global L.P./Clarios US Finance Co.(k)	6.25%	05/15/2026		2,133	2,266,312
					3,896,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Building & Development-0.02%
Forterra Finance LLC/FRTA Finance Corp.(k)	6.50%	07/15/2025	$883	$ 941,499

Business Equipment & Services-0.18%
Prime Security Services Borrower LLC(k)	3.38%	08/31/2027	7,453	7,444,876

Cable & Satellite Television-0.05%
Altice Financing S.A. (Luxembourg)(k)	5.00%	01/15/2028	1,934	1,989,728

Containers & Glass Products-0.12%
Berry Global, Inc.(k)	4.88%	07/15/2026	792	842,327
Reynolds Group Issuer, Inc./LLC(k)	5.13%	07/15/2023	4,046	4,110,534
				4,952,861

Electronics & Electrical-0.89%
CommScope, Inc.(k)	5.50%	03/01/2024	1,623	1,677,963
CommScope, Inc.(k)	6.00%	03/01/2026	5,721	6,086,086
Dell International LLC/EMC Corp.(k)	6.10%	07/15/2027	983	1,157,848
Dell International LLC/EMC Corp.(k)	5.30%	10/01/2029	1,996	2,278,083
Dell International LLC/EMC Corp.(k)	5.85%	07/15/2025	3,803	4,467,035
Dell International LLC/EMC Corp.(k)	6.20%	07/15/2030	10,195	12,370,722
Diebold Nixforf, Inc.(k)	9.38%	07/15/2025	8,321	8,965,877
				37,003,614

Food Service-0.06%
New Red Finance, Inc. (Canada)(k)	5.75%	04/15/2025	2,468	2,638,465

Industrial Equipment-0.09%
Vertical US Newco, Inc. (Germany)(k)	5.25%	07/15/2027	3,452	3,603,025

Leisure Goods, Activities & Movies-0.13%
AMC Entertainment Holdings, Inc.(k)	10.50%	04/15/2025	3,600	3,177,000
Seaworld Parks & Entertainment, Inc.(k)	8.75%	05/01/2025	1,996	2,114,513
				5,291,513

Lodging & Casinos-0.40%
Caesars Entertainment, Inc.(k)	6.25%	07/01/2025	15,446	16,368,203

Nonferrous Metals & Minerals-0.09%
Peabody Energy Corp.(k)	6.38%	03/31/2025	11,126	3,761,979

Radio & Television-0.56%
Diamond Sports Group LLC/Diamond Sports Finance Co.(k)	5.38%	08/15/2026	29,828	23,337,875

Telecommunications-0.50%
CenturyLink, Inc.(k)	4.00%	02/15/2027	11,147	11,342,073
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(k)	6.75%	10/01/2026	1,831	1,893,346
Windstream Escrow LLC / Windstream Escrow Finance Corp.(k)	7.75%	08/15/2028	7,595	7,615,582
				20,851,001

Utilities-0.25%
Calpine Corp.(k)	5.25%	06/01/2026	1,663	1,739,041
Calpine Corp.(k)	4.50%	02/15/2028	3,229	3,352,735
Vistra Operations Co. LLC(k)	3.55%	07/15/2024	1,698	1,803,327
Vistra Operations Co. LLC(k)	4.30%	07/15/2029	3,053	3,319,973
				10,215,076
Total U.S. Dollar Denominated Bonds & Notes (Cost $172,841,930)				174,072,995

			Shares
Common Stocks & Other Equity Interests-1.68%(l)
Business Equipment & Services-0.18%
Crossmark Holdings, Inc.(j)(m)			125,030	7,345,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Floating Rate Fund

				Shares	Value
Business Equipment & Services-(continued)
Crossmark Holdings, Inc., Wts. expiring 07/26/2024(d)(e)(j)				8,559	$ 0
					7,345,512

Electronics & Electrical-0.05%
Fusion Connect, Inc.(m)				112	123
Fusion Connect, Inc., Wts. expiring 01/14/2040(m)				1,046,740	1,140,947
Intemap Corp.(m)				2,414,890	615,797
Sunguard Availability Services Capital, Inc.(m)				37,093	534,844
					2,291,711

Leisure Goods, Activities & Movies-0.02%
Deluxe Entertainment Services Group, Inc.(e)(m)				1,493,129	970,537

Nonferrous Metals & Minerals-0.38%
Arch Resources, Inc.(j)				422,238	15,905,705

Oil & Gas-0.37%
HGIM Corp.(m)				116,269	697,614
Larchmont Resources LLC(j)(m)				8,017	320,691
McDermott International Ltd.(m)				1,613,406	4,759,548
Pacific Drilling S.A.(m)				243,609	62,120
Sabine Oil & Gas Holdings, Inc.				17,931	251,034
Southcross Energy Partners L.P.(j)(m)				1,822,942	255,212
Sunrise Oil & Gas, Inc.(m)				699,391	3,846,651
Tribune Resources, Inc.(j)(m)				5,777,075	5,054,940
Tribune Resources, Inc., Wts. expiring 04/03/2023(j)(m)				1,495,722	44,872
					15,292,682

Publishing-0.17%
Clear Channel Outdoor Holdings, Inc.(m)				5,920,946	6,927,507

Radio & Television-0.28%
iHeartCommunications, Inc., Class A(m)				717,745	6,617,609
iHeartCommunications, Inc., Wts. expiring 05/01/2039				582,990	4,421,105
MGOC, Inc.(e)(m)				6,554,344	385,723
					11,424,437

Surface Transport-0.23%
Commercial Barge Line Co.(m)				34,990	1,452,085
Commercial Barge Line Co., Series A, Wts., expiring 04/27/2045(m)				136,865	3,592,706
Commercial Barge Line Co., Series B, Wts., expiring 04/27/2045(m)				96,194	3,126,305
Commercial Barge Line Co., Wts., expiring 04/27/2045(m)				36,784	1,462,164
					9,633,260

Telecommunications-0.00%
IPC Systems, Inc.(m)				104,925	52,987
Total Common Stocks & Other Equity Interests (Cost $307,590,003)					69,844,338

	Interest Rate	Maturity Date	Principal Amount (000)
Non-U.S. Dollar Denominated Bonds & Notes-0.53%(n)
Financial Intermediaries-0.35%
Arrow Global Finance PLC (United Kingdom) (3 mo. EURIBOR + 2.88%)(k)(o)	2.88%	04/01/2025	EUR	1,643	1,861,170
Garfunkelux Holdco 3 S.A. (Luxembourg)(k)	8.50%	11/01/2022	GBP	8,000	10,255,547
Newday Bondco PLC (United Kingdom)(k)	7.38%	02/01/2024	GBP	2,000	2,412,839
					14,529,556

Home Furnishings-0.18%
Very Group Funding PLC (The) (United Kingdom)(k)	7.75%	11/15/2022	GBP	5,641	7,289,882
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $21,636,591)					21,819,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Floating Rate Fund

			Shares	Value
Preferred Stocks-0.49%(l)
Oil & Gas-0.30%
Southcross Energy Partners L.P., Series A, Pfd.(j)			11,536,345	$8,075,441

Southcross Energy Partners L.P., Series B, Pfd.(j)			3,324,117	4,570,661

				12,646,102

Surface Transport-0.19%
Commercial Barge Line Co., Series A, Pfd.			130,200	3,417,750

Commercial Barge Line Co., Series B, Pfd.			136,972	4,451,590

				7,869,340

Total Preferred Stocks (Cost $18,943,171)				20,515,442

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
Asset-Backed Securities-0.19%
Structured Products-0.19%
Dryden 72 CLO Ltd., Series 2019-72A, Class E (3 mo. USD LIBOR + 6.80%)(k)(o)	7.08%	05/15/2032	$1,000	926,929

Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B2LR (3 mo. USD LIBOR + 6.45%)(k)(o)	6.73%	08/15/2030	5,000	4,528,751

Flatiron CLO Ltd., Series 2017-1A, Class E (3 mo. USD LIBOR + 6.00%)(k)(o)	6.28%	05/15/2030	2,706	2,477,965

Total Asset-Backed Securities (Cost $8,002,413)				7,933,645

			Shares
Money Market Funds-7.47%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(p)			189,828,702	189,828,702

Invesco Treasury Portfolio, Institutional Class, 0.02%(j)(p)			119,786,041	119,786,041

Total Money Market Funds (Cost $309,614,743)				309,614,743

TOTAL INVESTMENTS IN SECURITIES-103.55% (Cost $5,157,627,098)				4,292,191,492

OTHER ASSETS LESS LIABILITIES-(3.55)%				(147,342,933)

NET ASSETS-100.00%				$4,144,848,559

Investment Abbreviations:

DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Floating Rate Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after August 31, 2020, at which time the interest rate will be determined.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $97,238,199, which represented 2.35% of the Fund’s Net Assets.

(h)	The borrower has filed for protection in federal bankruptcy court.
(i)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(j)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$344,560,878	$2,274,136,518	$(2,428,864,904)	$(3,790)	$-	$189,828,702	$2,263,231
Invesco Treasury Portfolio, Institutional Class	-	587,850,414	(468,064,373)	-	-	119,786,041	118,394
Investments in Other Affiliates:
Arch Resources, Inc.	231,193,515	-	(95,194,638)	(133,324,220)	13,231,048	15,905,705	2,734,700
Crossmark Holdings, Inc.	9,377,250	-	-	(2,031,738)	-	7,345,512	-
Crossmark Holdings, Inc., Sr. Sec., First Lien Term Loan	112,813	-	(1)	9,432,027	(9,544,839)	-	-
Everyware Global, Inc.	2,096,481	-	(139,766)	31,144,651	(33,101,366)	-	-
iHeartCommunications, Inc.	2,977,263	-	(2,976,447)	(103,707)	102,891	-	-
iHeartCommunications, Inc.*	65,210,216	-	(53,972,578)	16,049,557	(20,669,586)	6,617,609	-
iHeartCommunications, Inc.*	3,312,403	4,891,500	-	(3,782,798)	-	4,421,105	-
iHeartCommunications, Inc., Sr. Sec., Term Loan D	84,685,285	-	(84,606,443)	150,669	(229,511)	-	1,662,523
Larchmont Resources LLC	2,004,322	-	-	(1,683,631)	-	320,691	-
Larchmont Resources LLC	5,682,999	-	-	(3,002,725)	33,094	2,713,368	299,656
MGOC, Inc.*	380,152	-	-	5,571	-	385,723	-
New Millennium Holdco	125,245	-	(14,314)	25,859,520	(25,970,451)	-	-
Sabine Oil & Gas LLC*	941,378	-	-	(690,344)	-	251,034	1,000,191
Sabine Oil Tranche 1 Wts.	586,236	-	(913,970)	4,697,684	(4,369,950)	-	-
Sabine Oil Tranche 2 Wts.	146,675	-	(153,481)	423,336	(416,530)	-	-
Southcross Energy Partners L.P., Revolver Loan	-	3,129,190	-	(203,397)	-	2,925,793	1,304
Southcross Energy Partners L.P., Series A, Pfd.	-	11,534,339	-	(3,458,898)	-	8,075,441	-
Southcross Energy Partners L.P.	-	28,850,418	-	(28,595,206)	-	255,212	-
Southcross Energy Partners L.P., Series B, Pfd.	-	-	-	4,570,661	-	4,570,661	-
Tribune Resources, Inc., Wts. expiring 04/03/2023	44,872	-	-	-	-	44,872	-
Tribune Resources, Inc.	15,670,316	-	-	(10,615,376)	-	5,054,940	-
Tribune Resources, Inc.	7,800,268	-	(8,041,514)	241,246	-	-	339,138
Total	$776,908,567	$2,910,392,379	$(3,142,942,429)	$(94,920,908)	$(80,935,200)	$368,502,409	$8,419,137

*	As of August 31, 2020, this security was not considered as an affiliate of the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Floating Rate Fund

(k)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $203,826,078, which represented 4.92% of the Fund’s Net Assets.

(l)	Securities acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(p)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Unaffiliated investments in securities, at value (Cost $4,731,191,253)	$3,935,364,554

Affiliated investments in securities, at value (Cost $426,435,845)	356,826,938

Cash	51,388,095

Receivable for:
Investments sold	176,777,847

Fund shares sold	928,645

Dividends	15,910

Interest	21,534,003

Investments matured, at value (Cost $66,720,158)	55,868,658

Investment for trustee deferred compensation and retirement plans	468,583

Other assets	1,263,287

Total assets	4,600,436,520

Liabilities:
Payable for:
Investments purchased	392,307,564

Dividends	4,228,754

Fund shares reacquired	11,749,033

Amount due custodian – foreign currency, at value (Cost $13,031,742)	13,068,157

Accrued fees to affiliates	2,548,854

Accrued interest expense	277,292

Accrued trustees’ and officers’ fees and benefits	24,422

Accrued other operating expenses	1,707,614

Trustee deferred compensation and retirement plans	468,583

Unfunded loan commitments	29,207,688

Total liabilities	455,587,961

Net assets applicable to shares outstanding	$4,144,848,559

Net assets consist of:
Shares of beneficial interest	$6,854,790,075

Distributable earnings (loss)	(2,709,941,516)

$4,144,848,559

Net Assets:
Class A	$1,586,128,543

Class C	$733,122,201

Class R	$59,212,263

Class Y	$1,571,552,191

Class R5	$8,414

Class R6	$194,824,947

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	239,819,607

Class C	110,760,077

Class R	8,959,208

Class Y	238,198,067

Class R5	1,271

Class R6	29,536,958

Class A:
Net asset value per share	$6.61

Maximum offering price per share (Net asset value of $6.61 ÷ 96.75%)	$6.83

Class C:
Net asset value and offering price per share	$6.62

Class R:
Net asset value and offering price per share	$6.61

Class Y:
Net asset value and offering price per share	$6.60

Class R5:
Net asset value and offering price per share	$6.62

Class R6:
Net asset value and offering price per share	$6.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Floating Rate Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Unaffiliated interest income	$364,394,617

Affiliated interest and dividend income	5,756,423

Total investment income	370,151,040

Expenses:
Advisory fees	38,408,669

Administrative services fees	932,666

Custodian fees	1,576,764

Distribution fees:
Class A	5,008,283

Class C	11,081,447

Class R	359,243

Interest, facilities and maintenance fees	7,072,487

Transfer agent fees – A, C, R and Y	7,519,946

Transfer agent fees – R5	2

Transfer agent fees – R6	42,839

Trustees’ and officers’ fees and benefits	89,556

Registration and filing fees	173,960

Reports to shareholders	749,000

Professional services fees	1,374,265

Other	105,641

Total expenses	74,494,768

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,184,016)

Net expenses	72,310,752

Net investment income	297,840,288

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(937,220,312)

Affiliated investment securities	(80,935,200)

Foreign currencies	(111,892)

(1,018,267,404)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	111,940,194

Affiliated investment securities	(94,920,908)

Foreign currencies	(614,710)

16,404,576

Net realized and unrealized gain (loss)	(1,001,862,828)

Net increase (decrease) in net assets resulting from operations	$(704,022,540)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets

For the year ended August 31, 2020, period ended August 31, 2019, and the year ended July 31, 2019

	Year Ended	One Month Ended	Year Ended
	August 31, 2020	August 31, 2019	July 31, 2019

Operations:
Net investment income	$297,840,288	$48,372,880	$708,608,570

Net realized gain (loss)	(1,018,267,404)	(35,969,558)	(107,627,603)

Change in net unrealized appreciation (depreciation)	16,404,576	(167,213,993)	(561,354,431)

Net increase (decrease) in net assets resulting from operations	(704,022,540)	(154,810,671)	39,626,536

Distributions to shareholders from distributable earnings:
Class A	(94,094,572)	(13,230,205)	(173,957,910)

Class C	(43,466,409)	(6,303,802)	(97,522,785)

Class R	(3,162,931)	(371,738)	(4,594,642)

Class Y	(136,225,911)	(22,956,925)	(360,279,687)

Class R5	(440)	(45)	(99)

Class R6	(25,880,938)	(4,792,676)	(67,164,393)

Total distributions from distributable earnings	(302,831,201)	(47,655,391)	(703,519,516)

Share transactions-net:
Class A	(1,067,763,654)	(85,901,446)	(630,794,380)

Class C	(735,594,270)	(62,354,730)	(658,765,768)

Class R	(17,392,011)	(2,179,551)	7,563,685

Class Y	(2,726,277,360)	(437,348,597)	(1,896,436,154)

Class R5	-	-	10,000

Class R6	(723,426,625)	(39,816,895)	(258,217,849)

Net increase (decrease) in net assets resulting from share transactions	(5,270,453,920)	(627,601,219)	(3,436,640,466)

Net increase (decrease) in net assets	(6,277,307,661)	(830,067,281)	(4,100,533,446)

Net assets:
Beginning of year	10,422,156,220	11,252,223,501	15,352,756,947

End of year	$4,144,848,559	$10,422,156,220	$11,252,223,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/20	$7.63	$0.32	$(1.02)	$(0.70)	$(0.32)	$6.61	(9.23)%	$1,586,129	1.13	%(e)	1.16	%(e)	1.02	%(e)	4.59	%(e)	53%
One month ended 08/31/19	7.77	0.03	(0.14)	(0.11)	(0.03)	7.63	(1.37)	2,962,352	1.11	(f)	1.12	(f)	1.01	(f)	5.25	(f)	1
Year ended 07/31/19	8.13	0.41	(0.37)	0.04	(0.40)	7.77	0.58	3,104,336	1.10		1.10		1.00		5.12		25
Year ended 07/31/18	8.15	0.37	(0.05)	0.32	(0.34)	8.13	3.96	3,899,006	1.11		1.12		0.99		4.53		66
Year ended 07/31/17	7.85	0.37	0.27	0.64	(0.34)	8.15	8.30	4,030,774	1.11		1.12		0.97		4.63		77
Year ended 07/31/16	8.08	0.37	(0.21)	0.16	(0.39)	7.85	2.12	3,883,693	1.11		1.11		0.97		4.83		28
Class C
Year ended 08/31/20	7.64	0.27	(1.02)	(0.75)	(0.27)	6.62	(9.90)	733,122	1.88	(e)	1.91	(e)	1.77	(e)	3.84	(e)	53
One month ended 08/31/19	7.78	0.03	(0.14)	(0.11)	(0.03)	7.64	(1.43)	1,640,440	1.86	(f)	1.87	(f)	1.76	(f)	4.50	(f)	1
Year ended 07/31/19	8.14	0.35	(0.36)	(0.01)	(0.35)	7.78	(0.17)	1,734,118	1.85		1.85		1.75		4.37		25
Year ended 07/31/18	8.16	0.31	(0.06)	0.25	(0.27)	8.14	3.18	2,497,209	1.86		1.87		1.74		3.78		66
Year ended 07/31/17	7.86	0.32	0.26	0.58	(0.28)	8.16	7.48	2,809,704	1.86		1.87		1.72		3.89		77
Year ended 07/31/16	8.09	0.32	(0.22)	0.10	(0.33)	7.86	1.37	2,833,205	1.86		1.86		1.72		4.09		28
Class R
Year ended 08/31/20	7.62	0.31	(1.01)	(0.70)	(0.31)	6.61	(9.34)	59,212	1.38	(e)	1.41	(e)	1.27	(e)	4.34	(e)	53
One month ended 08/31/19	7.76	0.03	(0.14)	(0.11)	(0.03)	7.62	(1.39)	87,586	1.36	(f)	1.37	(f)	1.26	(f)	5.00	(f)	1
Year ended 07/31/19	8.13	0.39	(0.38)	0.01	(0.38)	7.76	0.20	91,419	1.35		1.35		1.25		4.87		25
Year ended 07/31/18	8.14	0.35	(0.04)	0.31	(0.32)	8.13	3.82	88,230	1.36		1.37		1.24		4.29		66
Year ended 07/31/17	7.85	0.35	0.26	0.61	(0.32)	8.14	7.90	65,597	1.36		1.37		1.22		4.34		77
Year ended 07/31/16	8.08	0.36	(0.22)	0.14	(0.37)	7.85	1.87	42,546	1.37		1.37		1.23		4.63		28
Class Y
Year ended 08/31/20	7.61	0.35	(1.02)	(0.67)	(0.34)	6.60	(8.90)	1,571,552	0.88	(e)	0.91	(e)	0.77	(e)	4.84	(e)	53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	7.61	(1.35)	4,734,607	0.86	(f)	0.87	(f)	0.76	(f)	5.50	(f)	1
Year ended 07/31/19	8.11	0.43	(0.37)	0.06	(0.42)	7.75	0.82	5,266,308	0.85		0.85		0.75		5.37		25
Year ended 07/31/18	8.13	0.39	(0.05)	0.34	(0.36)	8.11	4.21	7,495,276	0.86		0.87		0.74		4.78		66
Year ended 07/31/17	7.83	0.39	0.27	0.66	(0.36)	8.13	8.58	6,715,590	0.86		0.87		0.72		4.82		77
Year ended 07/31/16	8.07	0.39	(0.23)	0.16	(0.40)	7.83	2.24	4,102,232	0.87		0.87		0.73		5.06		28
Class R5
Year ended 08/31/20	7.63	0.34	(1.00)	(0.66)	(0.35)	6.62	(8.80)	8	0.80	(e)	0.80	(e)	0.69	(e)	4.92	(e)	53
One month ended 08/31/19	7.77	0.04	(0.14)	(0.10)	(0.04)	7.63	(1.34)	10	0.80	(f)	0.82	(f)	0.71	(f)	5.55	(f)	1
Period ended 07/31/19(g)	7.87	0.08	(0.10)	(0.02)	(0.08)	7.77	(0.28)	10	0.77	(f)	0.77	(f)	0.67	(f)	5.45	(f)	25
Class R6
Year ended 08/31/20	7.61	0.36	(1.02)	(0.66)	(0.35)	6.60	(8.80)	194,825	0.77	(e)	0.79	(e)	0.66	(e)	4.95	(e)	53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	7.61	(1.34)	997,162	0.75	(f)	0.76	(f)	0.65	(f)	5.61	(f)	1
Year ended 07/31/19	8.11	0.43	(0.36)	0.07	(0.43)	7.75	0.93	1,056,032	0.74		0.74		0.64		5.48		25
Year ended 07/31/18	8.13	0.40	(0.06)	0.34	(0.36)	8.11	4.31	1,373,036	0.77		0.78		0.65		4.88		66
Year ended 07/31/17	7.83	0.40	0.27	0.67	(0.37)	8.13	8.65	1,100,191	0.79		0.80		0.65		4.91		77
Year ended 07/31/16	8.06	0.40	(0.22)	0.18	(0.41)	7.83	2.44	915,631	0.80		0.80		0.66		5.15		28

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.00%, 0.00%, 0.01%, 0.01% and 0.00% for the one month ended August 31, 2019 and the years ended July 31, 2019, 2018, 2017 and 2016, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $2,017,969, $1,108,145, $71,849, $2,756,559, $9 and $511,218 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Floating Rate Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Senior Floating Rate Fund (the “Fund”), formerly Invesco Oppenheimer Senior Floating Rate Fund, is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearing house.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

29	Invesco Senior Floating Rate Fund

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

K.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

L.	LIBOR Risk - The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United

30	Invesco Senior Floating Rate Fund

Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

M.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

N.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Next $5 billion	0.580%
Next $10 billion	0.560%
Over $20 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.00%, 1.75%, 1.25%, 0.75%, 0.69% and 0.64%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $254,763 and reimbursed class level expenses of $599,920, $346,709, $23,204, $819,185, $0 and $117,232 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

31	Invesco Senior Floating Rate Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $59,524 in front-end sales commissions from the sale of Class A shares and $56,826 and $80,416 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2020, there were transfers from Level 3 to Level 2 of fixed income securities of $26,998,446, due to third-party vendor quotations utilizing more than one market quote, and of equity securities of $8,470,810, due to availability of market data for these securities. Also, there were transfers from Level 2 to Level 3 of $45,040,804, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Variable Rate Senior Loan Interests	$–	$3,373,595,218	$314,795,673	$3,688,390,891
U.S. Dollar Denominated Bonds & Notes	–	174,072,995	–	174,072,995
Common Stocks & Other Equity Interests	34,461,403	34,026,675	1,356,260	69,844,338
Non-U.S. Dollar Denominated Bonds & Notes	–	21,819,438	–	21,819,438
Preferred Stocks	–	20,515,442	–	20,515,442
Asset-Backed Securities	–	7,933,645	–	7,933,645
Money Market Funds	309,614,743	–	–	309,614,743
Total Investments in Securities	344,076,146	3,631,963,413	316,151,933	4,292,191,492

Other Investments - Assets
Investments Matured	–	50,821,169	5,047,489	55,868,658
Total Investments	$344,076,146	$3,682,784,582	$321,199,422	$4,348,060,150

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

32	Invesco Senior Floating Rate Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2020:

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value August 31, 2020
Variable Rate Senior Loan Interests	$493,216,282	$415,447,575	$(594,176,792)	$(1,787,358)	$(1,235,001)	$(14,711,391)	$45,040,804	$(26,998,446)	$314,795,673
U.S. Dollar Denominated Bonds & Notes	0	-	(1,701,742)	-	-	1,701,742	-	-	-
Common Stocks & Other Equity Interests	17,846,863	135,226,771	(128,045,950)	-	-	(15,200,614)	-	(8,470,810)	1,356,260
Investments Matured	-	4,993,792	-	-	-	53,697	-	-	5,047,489
Total	$511,063,145	$555,668,138	$(723,924,484)	$(1,787,358)	$(1,235,001)	$(28,156,566)	$45,040,804	$(35,469,256)	$321,199,422

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 08/31/20	Technique	Inputs	Inputs	Input Used

Western Express, Inc., Second Lien Term Loan	$111,861,008	Discounted Cash Flow Model	Illiquidity Premium Implied Rating	N/A N/A	3.69 B+	%	(a)

(a)

The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the company’s earnings before interest, taxes, depreciation, and amortization and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity premium applied. The illiquidity premium was determined based on the implied discount rate at origination. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity premium. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,003.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

The Fund has entered into a $1.5 billion credit agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $1.5 billion, collectively by certain Funds, and which will expire on February 19, 2021. The credit agreement is secured by the assets of the Fund. During the year ended August 31, 2020, the Fund did not borrow under the credit agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

33	Invesco Senior Floating Rate Fund

NOTE 7–Unfunded Loan Commitments

As of August 31, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Principal
Borrower	Type	Amount	Value

EyeCare Partners LLC	Delayed Draw Term Loan	$133,376	$124,978

Fieldwood Energy LLC	DIP Term Loan	11,648,981	11,648,981

Intelsat Jackson Holdings S.A.	DIP Term Loan	709,288	709,288

McDermott International Ltd.	LOC	15,080,390	13,798,648

Southcross Energy Partners L.P.	Revolver Loan	3,129,190	2,925,793

			$29,207,688

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2020, Period Ended August 31, 2019 and the Year Ended July 31, 2019:

	Year Ended	One month Ended	Year Ended
	August 31, 2020	August 31, 2019	July 31, 2019

Ordinary income*	$302,831,201	$47,655,391	$703,519,516

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$7,482,869

Net unrealized appreciation (depreciation) – investments	(886,791,054)

Net unrealized appreciation (depreciation) - foreign currencies	(614,710)

Temporary book/tax differences	(468,578)

Capital loss carryforward	(1,829,550,043)

Shares of beneficial interest	6,854,790,075

Total net assets	$4,144,848,559

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and pay in kind.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$131,622,839	$1,697,927,204	$1,829,550,043

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $3,196,852,328 and $7,964,933,293, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$49,838,784

Aggregate unrealized (depreciation) of investments	(936,629,838)

Net unrealized appreciation (depreciation) of investments	$(886,791,054)

Cost of investments for tax purposes is $5,234,851,204.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of grantor trust, pay in kind and defaulted bonds, on August 31, 2020, undistributed net investment income was increased by $5,348,660 and undistributed net realized gain (loss) was decreased by $5,348,660. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

34	Invesco Senior Floating Rate Fund

NOTE 11–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2020, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$15,080,490	$13,798,648

NOTE 12–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2020.

		Amount Per Share
Share Class	Record Date	Payable September 30, 2020

Class A	Daily	$0.0220

Class C	Daily	0.0179

Class R	Daily	0.0206

Class Y	Daily	0.0233

Class R5	Daily	0.0234

Class R6	Daily	0.0239

NOTE 13–Share Information

	Summary of Share Activity

	Year ended		One month ended		Year ended
	August 31, 2020(a)		August 31, 2019		July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	23,586,023	$166,922,594	3,334,455	$25,513,333	121,894,575	$966,250,971

Class C	4,863,567	34,920,577	645,497	4,944,837	23,005,819	183,900,528

Class R	1,343,342	9,464,339	173,093	1,322,516	4,028,061	32,105,952

Class Y	80,890,310	570,015,544	10,956,625	83,742,171	291,223,580	2,320,532,574

Class R5(b)	-	-	-	-	1,271	10,000

Class R6	13,478,754	97,003,321	1,242,362	9,494,331	69,306,762	549,913,906

Issued as reinvestment of dividends:
Class A	9,330,334	65,191,356	1,602,475	12,205,619	20,453,083	161,843,667

Class C	4,295,010	30,113,061	745,666	5,684,712	11,179,383	88,574,723

Class R	436,338	3,035,189	46,776	355,964	558,633	4,413,596

Class Y	12,977,643	91,637,598	2,692,312	20,488,490	40,632,916	320,984,990

Class R6	2,512,537	17,877,709	479,068	3,645,710	5,494,978	43,372,060

Automatic conversion of Class C shares to Class A shares:
Class A	31,063,712	218,481,091	-	-	-	-

Class C	(31,019,788)	(218,481,091)	-	-	-	-

Reacquired:
Class A	(212,612,017)	(1,518,358,695)	(16,149,208)	(123,620,398)	(222,198,045)	(1,758,889,018)

Class C	(82,229,678)	(582,146,817)	(9,528,407)	(72,984,279)	(117,970,043)	(931,241,019)

Class R	(4,309,626)	(29,891,539)	(504,374)	(3,858,031)	(3,668,309)	(28,955,863)

Class Y	(477,803,605)	(3,387,930,502)	(70,930,904)	(541,579,258)	(576,193,211)	(4,537,953,718)

Class R6	(117,501,160)	(838,307,655)	(6,933,840)	(52,956,936)	(107,787,292)	(851,503,815)

Net increase (decrease) in share activity	(740,698,304)	$(5,270,453,920)	(82,128,404)	$(627,601,219)	(440,037,839)	$(3,436,640,466)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

35	Invesco Senior Floating Rate Fund

NOTE 14–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

36	Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended August 31, 2020, the period August 1, 2019 through August 31, 2019 and the year ended July 31, 2019.

For the year ended August 31, 2020, the period August 1, 2019 through August 31, 2019, and the year ended July 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended August 31, 2020, the period August 1, 2019 through August 31, 2019, and the period May 24, 2019 (inception of offering) through July 31, 2019 for Class R5.

The financial statements of Invesco Senior Floating Rate Fund (formerly Oppenheimer Senior Floating Rate Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco Senior Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$940.70	$5.32	$1,019.66	$5.53	1.09%
Class C	1,000.00	937.30	9.01	1,015.84	9.37	1.85
Class R	1,000.00	939.50	6.58	1,018.35	6.85	1.35
Class Y	1,000.00	941.80	4.10	1,020.91	4.27	0.84
Class R5	1,000.00	942.40	3.86	1,021.17	4.01	0.79
Class R6	1,000.00	942.40	3.52	1,021.52	3.66	0.72

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

38	Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s (formerly, Invesco Oppenheimer Senior Floating Rate Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that credit selection, specifically holdings of certain loans, negatively impacted the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional

39	Invesco Senior Floating Rate Fund

information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were in the fourth, fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

40	Invesco Senior Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	1.31%
Corporate Dividends Received Deduction*	1.31%
Business Interest Income*	67.41%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco Senior Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] -1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée	N/A	N/A

		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Senior Floating Rate Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	O-SFLR-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Senior Floating Rate Plus Fund
Effective September 30, 2020, Invesco Oppenheimer Senior Floating Rate Plus Fund was renamed Invesco Senior Floating Rate Plus Fund.
Nasdaq:
A: OSFAX ∎ C: OSFCX ∎ R: SFRPX ∎ Y: OSFYX ∎ R5: SFPPX ∎ R6: OSFIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns.

Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

    The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Senior Floating Rate Plus Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Senior Floating Rate Plus Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2020, Class A shares of Invesco Senior Floating Rate Plus Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Leveraged Loan Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.88%
Class C Shares	-9.70
Class R Shares	-9.19
Class Y Shares	-8.66
Class R5 Shares	-8.76
Class R6 Shares	-8.80
Custom Invesco Senior Floating Rate Plus Index▼	1.05
JP Morgan Leveraged Loan Index∎	1.05

Source(s): ▼Invesco, Bloomberg L.P.; ∎Bloomberg L.P.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by a sharp sell-off as the coronavirus (COVID-19) roiled capital markets. This risk-off sentiment was quickly followed by investor optimism that resulted in a similarly sharp rebound in the asset class. On a relative basis, senior loans exhibited less volatility than other leveraged credit asset classes. Senior loans returned 0.57% for the fiscal year as represented by the Credit Suisse Leveraged Loan Index.1

    COVID-19’s impact on capital markets resulted in a historically challenging first quarter of 2020. However, the initial sharp sell-off across risk assets was met by a remarkable recovery in the following months. Though unnerved by the unpredictable path of COVID-19, investors became increasingly willing to look beyond short-term disruptions for companies they expected to survive the pandemic-induced demand shock once the initial adverse reaction passed. Moreover, investors took solace in the collective policy responses of the US Federal Reserve (the Fed) and Congress to mitigate the aftershocks of shutting down the economy. Themes of performance dispersion by credit rating and industry remained prevalent throughout the initial sell-off and subsequent rebound experienced by the loan market. During the fiscal year BB-, B- and CCC-rated loans † returned -0.29%, 1.86% and -6.26%, respectively.1 Food and drug was the best performing industry returning 17.33% for the fiscal year, while energy was the worst performing industry returning -16.05%.1

    Going forward we expect COVID-19 and the uncertainty associated with the virus to continue to sway capital markets. Both good news (vaccination breakthroughs) as well as negative news (resurgence in cases) will likely impact capital markets in the near term.

    From a fundamentals standpoint, prior to COVID-19 the loan market continued to be on relatively solid footing. However, the economic shutdown as a result of the virus negatively impacted fundamentals as expected. As of August 31, 2020, the 12-month default rate was 4.08%2, exceeding the long term average of approximately 3%. Because defaults are a lagging indicator of credit stress, we expect the default rate to trend higher as a number of issuers face difficult operating conditions and over-levered balance sheets. Given these developments, support signals from policy makers at the Fed and in Congress will continue to play a significant role in market sentiment and, relatedly, the default outlook.

    The average price in the senior loan market was $92.33 as of August 31, 2020, with 2.09% of the market trading above par.1 Given the price of senior loans at the end of the fiscal year, they provided a 6.13% yield.1

    During the first quarter of 2020, Sprint Communications, Monarchy Enterprises Holdings, B.V. and Securus Technologies contributed to the Fund’s relative performance. These positions were later sold during the fiscal year. Meanwhile, Arch Resources,

Murray Energy and iHeartCommunications detracted from relative returns. During the second quarter of 2020, Avaya, Aretec Group and iHeartCommunications all contributed to Fund performance, while Murray Energy, Town Sports International and Fieldwood Energy all detracted from performance. We subsequently sold Town Sports International before the close of the fiscal year.

    In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in an effort to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to the JP Morgan Leveraged Loan Index.

    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares. We are also monitoring the impact of the discontinuation and replacement of the London Interbank Offered Rate (LIBOR) on the Fund and its investments. Please see the Notes to the Financial Statements for more information.

    As always, we appreciate your continued participation in Invesco Senior Floating Rate Plus Fund.

1	Source: Credit Suisse Leveraged Loan Index August 31, 2020
2	Source: S&P/LSTA Leveraged Loan Index August 31, 2020

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and

4	Invesco Senior Floating Rate Plus Fund

Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio managers:

Anthony Arnese

David Lukkes

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Senior Floating Rate Plus Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/23/13

1  Source: Invesco, Bloomberg L.P.

2  Source: Bloomberg L.P.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group,

if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Senior Floating Rate Plus Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/23/13)	0.78%
5 Years	0.15
1 Year	-11.88

Class C Shares
Inception (8/23/13)	0.44%
5 Years	0.00
1 Year	-10.57

Class R Shares
Inception	0.99%
5 Years	0.53
1 Year	-9.19

Class Y Shares
Inception (8/23/13)	1.54%
5 Years	1.09
1 Year	-8.66

Class R5 Shares
Inception	1.28%
5 Years	0.84
1 Year	-8.76

Class R6 Shares
Inception (8/23/13)	1.63%
5 Years	1.19
1 Year	-8.80

Effective May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer Senior Floating Rate Plus Fund, (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppeheimer Senior Floating Rate Plus Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 3.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Senior Floating Rate Plus Fund

Invesco Senior Floating Rate Plus Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco Senior Floating Rate Plus Index is composed of the Credit Suisse Leveraged Loan Index through September 30, 2014, and the JP Morgan Leveraged Loan Index from October 1, 2014 to present. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility and the financial health of the institution providing the credit facility. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid

Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Senior Floating Rate Plus Fund

Fund Information

Portfolio Composition*

By credit quality	% of total investments

BBB	0.14%
BBB-	9.39
BB+	6.36
BB	7.67
BB-	10.06
B+	17.48
B	20.78
B-	11.93
CCC+	3.04
CCC	0.59
CCC-	0.13
CC	1.12
C	0.01
D	0.64
Non-Rated	8.46
Equity	2.20

Top Five Debt Issuers*

% of total net assets

1. Caesars Resort Collection LLC	1.63%
2. Western Express, Inc.	1.56
3. CenturyLink, Inc.	1.50
4. Ziggo Secured Finance Partnership	1.46
5. TransDigm, Inc.	1.43

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. Excluding money market funds, if any.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2020.

9	Invesco Senior Floating Rate Plus Fund

Schedule of Investments

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–88.39%(b)(c)
Aerospace & Defense–2.78%
Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	12/06/2025		$81	$ 79,858
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		150	133,895
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.81%	04/08/2026		81	71,986
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	10/04/2024		269	261,090
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	04/29/2024		41	40,110
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.41%	05/30/2025		194	184,977
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.41%	12/09/2025		265	252,063
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.41%	08/22/2024		57	54,591
					1,078,570

Air Transport–2.70%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	06/27/2025		46	28,826
Avolon TLB Borrower 1 (US) LLC
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	2.50%	01/15/2025		106	102,732
Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		281	265,967
Delta Air Lines, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.75%	05/01/2023		317	316,455
JetBlue Airways Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.25%	07/01/2024		60	60,219
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		181	183,035
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	04/01/2024		20	18,436
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		85	71,372
					1,047,042

Automotive–2.55%
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (1 mo. USD LIBOR + 2.00%)	2.19%	03/03/2025		53	50,977
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	11/06/2024		178	174,198
Panther BF Aggregator 2 L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	04/30/2026		153	150,505
Project Boost Purchaser LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/01/2026		26	25,303
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	05/22/2024		132	122,565
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		390	349,639
TI Group Automotive Systems LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	06/30/2022		46	45,604
Visteon Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	1.92%	03/25/2024		21	20,196
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	02/05/2026		9	9,024
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.45%	04/04/2025		44	42,743
					990,754

Beverage & Tobacco–0.43%
AI Aqua Merger Sub, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)(d)	4.32%	12/13/2023		174	168,573

Building & Development–1.35%
ACProducts, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	7.50%	08/18/2025		65	65,055
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2027		116	113,522
Apcoa Parking Holdings GmbH (Germany), Term Loan B(e)	–	03/20/2024	EUR	32	35,393
DiversiTech Holdings, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	06/03/2024		17	17,121
Forterra Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	10/25/2023		39	38,366
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	11/15/2023		166	162,085
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.00%	02/08/2025		44	42,303
TAMKO Building Products LLC, Term Loan (3 mo. USD LIBOR + 3.25%)(d)	3.41%	05/29/2026		8	8,384
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.00%	07/24/2024		44	43,045
					525,274

Business Equipment & Services–8.68%
Asplundh Tree Expert LLC, Term Loan	2.66%	08/15/2027		86	86,092
Blucora, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)(d)	5.00%	05/22/2024		32	32,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/30/2026		$117	$ 115,118
Cast & Crew Payroll LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	02/09/2026		57	54,107
Change Healthcare Holdings, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024		120	118,033
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate(d)(f)	9.50%	08/15/2023		112	26,375
Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	02/15/2023		158	97,215
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%) (Acquired 07/26/2019-06/10/2020; Cost $41,828)(d)	11.00%	07/26/2023		42	41,575
Dakota Holding Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)
(Acquired 03/06/2020-06/09/2020; Cost $204,881)	4.75%	04/09/2027		207	206,852
Second Lien Term Loan B (1 mo. USD LIBOR + 8.00%)(d)	9.00%	03/06/2028		69	68,492
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	02/08/2026		15	15,172
Garda World Security Corp. (Canada), Term Loan (3 mo. USD LIBOR + 4.75%)	4.93%	10/30/2026		13	12,751
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.16%	04/16/2025		34	32,511
GlobalLogic Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	08/01/2025		0	383
Term Loan B-2 (1 mo. USD LIBOR + 3.75%)(d)(e)	4.50%	08/13/2027		48	47,632
IG Investments Holdings LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	05/23/2025		64	62,127
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B(d)(e)	–	06/23/2024	GBP	18	20,820
Inmar, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	05/01/2024		239	224,896
iQor US, Inc.
First Lien Term Loan A-1 8.00% PIK Rate, 0.00% Cash Rate(d)(g)	6.50%	04/01/2021		117	73,135
First Lien Term Loan B 8.00% PIK Rate, 0.00% Cash Rate(g)	6.00%	04/01/2021		537	353,322
Second Lien Term Loan (3 mo. USD LIBOR + 8.75%)(g)	9.75%	04/01/2022		41	2,129
KAR Auction Services, Inc., Term Loan B-6 (3 mo. USD LIBOR + 2.25%)	2.44%	09/15/2026		101	98,624
Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		92	88,127
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	07/23/2021		15	14,132
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	02/05/2027		16	15,600
Monitronics International, Inc., First Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		303	230,512
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	11/18/2026		21	19,851
PGX Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 9.00%) (Acquired 09/24/2014; Cost $ 31,112)(d)	10.77%	09/30/2024		31	6,222
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.25%	09/23/2026		97	96,796
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.66%	11/08/2024		151	145,516
Solera LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	2.94%	03/03/2023		154	151,632
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	11/14/2022		266	259,708
Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	06/30/2025		137	138,173
Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	11/16/2026		30	29,662
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 06/27/2018-06/15/2020; Cost $157,452)(d)	5.00%	05/21/2026		160	159,560
Verra Mobility Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.56%	02/28/2025		228	223,139
					3,367,993

Cable & Satellite Television–8.67%
Altice Financing S.A. (Luxembourg)
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	07/15/2025		346	330,959
Term Loan (1 mo. USD LIBOR + 2.75%)	2.92%	01/31/2026		121	115,843
Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	2.16%	01/03/2025		156	151,755
CSC Holdings LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	01/15/2026		186	179,974
Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	07/17/2025		276	267,106
ION Media Networks, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	3.19%	12/18/2024		247	241,730
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	4.75%	08/14/2026		180	177,610
Term Loan B (3 mo. USD LIBOR + 2.75%)	2.91%	07/31/2025		47	45,241
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	3.85%	01/31/2026		344	338,102
Telenet Financing USD LLC, Term Loan AR (1 mo. USD LIBOR + 2.00%)	2.16%	04/15/2028		285	275,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–(continued)
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.41%	04/30/2028		$63	$ 61,766
Term Loan B-1(e)	–	01/31/2029	EUR	9	10,843
Term Loan B-1 (3 mo. EURIBOR + 3.50%)(e)	3.50%	01/31/2029	EUR	123	122,427
Term Loan B-2 (3 mo. EURIBOR + 3.50%)(e)	0.00%	01/31/2029	EUR	9	10,843
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)(e)	0.00%	01/31/2029		123	122,427
Virgin Media Bristol LLC (United Kingdom), Term Loan N (1 mo. USD LIBOR + 2.50%)	2.66%	01/31/2028		355	346,336
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2028		585	567,453
					3,365,796

Chemicals & Plastics–3.61%
Aruba Investments, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	07/07/2025		11	11,452
Ascend Performance Materials Operations LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.25%	08/27/2026		1	1,124
Cabot Microelectronics Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	2.19%	11/17/2025		27	26,374
Colouroz Investment LLC (Germany)
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)(e)	5.25%	09/21/2023		18	16,299
First Lien Term Loan C (3 mo. USD LIBOR + 3.00%)(e)	5.25%	09/21/2023		3	2,665
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	03/16/2025		13	12,580
Emerald Performance Materials LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	08/11/2025		17	17,143
Encapsys LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.25%	11/07/2024		1	573
Ferro Corp.
Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		3	2,683
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		13	12,448
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.56%	02/14/2024		12	12,184
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	2.76%	08/07/2024		105	103,682
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	10/20/2024		47	45,963
Hexion International Holdings B.V. (Netherlands), Term Loan B (3 mo. USD LIBOR + 3.50%)	3.80%	07/01/2026		61	60,747
Ineos US Finance LLC, Term Loan (2 mo. USD LIBOR + 2.00%)	2.21%	03/31/2024		124	120,475
Invictus US NewCo LLC, First Lien Term Loan(e)	–	03/28/2025		63	60,279
Lummus Technology, Term Loan (1 mo. USD LIBOR + 4.00%)	4.31%	06/30/2027		98	97,240
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.81%	03/02/2026		222	218,391
Momentive Performance Materials USA, Inc., Term Loan B (1 wk. USD LIBOR + 3.25%)	3.41%	05/15/2024		74	70,648
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.69%	10/14/2024		13	12,698
PQ Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)(e)	4.00%	02/07/2027		80	79,497
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	11/20/2023		67	66,505
Schenectady International Group, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	4.91%	10/15/2025		14	13,724
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025		342	333,334
Tronox Finance LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.31%	09/23/2024		4	4,020
					1,402,728

Clothing & Textiles–0.81%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	09/29/2024		10	10,265
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.37%	05/01/2024		138	102,868
Mascot Bidco Oy (Finland), Term Loan B(e)	–	03/30/2026	EUR	13	13,816
Tumi, Inc., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	04/25/2025		192	187,839
					314,788

Conglomerates–0.54%
APi Group DE, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026		49	48,565
Gates Global LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.75%	04/01/2024		103	101,838
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		62	58,838
					209,241

Containers & Glass Products–1.68%
Berlin Packaging LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.31%	11/07/2025		112	109,450
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	05/22/2024		36	36,079
Flex Acquisition Co., Inc., Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	3.55%	06/29/2025		49	47,147
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.20%	10/19/2023		85	82,309
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	07/29/2027		26	25,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		$87	$ 72,252
Keter Group B.V. (Netherlands), Term Loan B-1(e)	–	10/31/2023	EUR	17	19,069
Libbey Glass, Inc.
DIP Term Loan (1 mo. USD LIBOR + 1.00%)(d)	4.00%	11/30/2020		5	4,659
DIP Term Loan (1 mo. USD LIBOR + 11.00%)(d)	12.00%	01/01/2021		5	5,126
DIP Term Loan(d)(h)	0.00%	01/01/2021		0	143
PIK Term Loan 5.75% PIK Rate(f)(g)(i)	5.75%	04/09/2021		104	18,243
Refresco Group N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	3.51%	03/28/2025		78	76,428
Reynolds Consumer Products LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	01/29/2027		87	85,487
Reynolds Group Issuer, Inc./LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.90%	02/05/2023		55	54,712
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.07%	10/17/2024		15	15,203
					652,179

Cosmetics & Toiletries–1.01%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	09/26/2024		55	54,008
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	04/05/2025		304	269,193
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.26%	06/30/2024		69	67,468
					390,669

Drugs–1.09%
Bausch Health Americas, Inc. (Canada)
First Lien Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.93%	11/27/2025		18	17,371
Term Loan (1 mo. USD LIBOR + 3.00%)	3.18%	06/02/2025		133	130,946
Endo LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.00%	04/29/2024		80	77,805
Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	08/18/2022		197	197,158
					423,280

Ecological Services & Equipment–0.29%
GFL Environmental, Inc. (Canada), Incremental Term Loan (3 mo. USD LIBOR + 3.00%)(e)	4.00%	05/30/2025		40	40,012
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	03/20/2025		41	40,248
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	08/11/2023		34	33,390
					113,650

Electronics & Electrical–8.85%
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.16%	04/18/2025		76	75,026
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	04/06/2026		116	113,901
Cornerstone OnDemand, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.43%	04/22/2027		48	48,085
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.94%	11/06/2023		32	31,017
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.44%	12/17/2025		13	13,363
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	05/06/2026		26	25,319
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		191	180,753
Fusion Connect, Inc., Term Loan (3 mo. USD LIBOR + 9.50%)	11.50%	01/14/2025		31	29,499
Go Daddy Operating Co. LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)(e)	2.66%	08/12/2027		176	174,797
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	07/01/2024		26	25,848
Internap Corp.
Second Lien Term Loan 3.50% PIK Rate, 4.00% Cash Rate(d)(f)	3.50%	05/08/2025		54	32,195
Term Loan (1 mo. USD LIBOR + 10.00%)(d)	11.00%	05/08/2023		18	17,172
ION Corp., Term Loan (3 mo. USD LIBOR + 4.25%)	5.32%	10/02/2025		125	123,891
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)(e)	4.91%	08/28/2027		210	205,513
Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.00%	05/08/2025		60	60,000
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.91%	09/30/2024		74	73,491
Micro Holding L.P.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.57%	09/13/2024		21	20,390
Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		45	45,124
Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	6.07%	04/29/2026		59	50,490
NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	2.66%	08/28/2026		92	89,175
Neustar, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.57%	08/08/2024		122	114,708
Oberthur Technologies of America Corp., Term Loan B(e)	–	01/10/2024	EUR	14	15,917
ON Semiconductor Corp., Term Loan B-4 (3 mo. USD LIBOR + 2.00%)	2.16%	09/19/2026		19	18,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Optiv, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		$118	$ 103,716
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	5.25%	01/02/2025		66	57,296
Project Leopard Holdings, Inc., Incremental Term Loan(e)	–	07/07/2023		24	23,183
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.51%	05/16/2025		307	301,805
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	04/24/2022		327	292,532
Sandvine Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	4.66%	10/31/2025		107	104,742
Science Applications International Corp.
Incremental Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/30/2027		14	14,235
Term Loan B (1 mo. USD LIBOR + 1.88%)	2.03%	10/31/2025		18	17,672
Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.83%	03/05/2027		81	79,142
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		147	142,846
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		103	100,619
Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	04/16/2025		47	45,458
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.91%	06/30/2026		98	95,022
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.66%	09/28/2024		63	62,183
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	05/04/2026		107	106,285
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		5	5,278
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	05/04/2026		21	20,997
Veritas US, Inc.
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.50%	01/27/2023		117	116,675
Term Loan B-1 (3 mo. EURIBOR + 5.50%)(e)	6.50%	08/13/2025	EUR	7	8,638
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 05/11/2020; Cost $7,937,401)(d)	5.75%	02/18/2027		78	76,851
Xperi Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.16%	06/02/2025		76	74,591
					3,433,923

Equipment Leasing–0.14%
Delos Finance S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 1.75%)	2.06%	10/06/2023		54	52,998

Financial Intermediaries–2.18%
Aretec Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.41%	10/01/2025		173	161,897
Everi Payments, Inc.
Term Loan B (3 mo. USD LIBOR + 2.75%)	3.82%	05/09/2024		140	135,522
Term Loan B (1 mo. USD LIBOR + 10.50%)(d)	11.50%	05/09/2024		8	7,962
Fiserv Investment Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.02%	02/10/2027		44	43,927
iStar Financial, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	2.91%	06/28/2023		118	115,390
LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.92%	11/12/2026		18	17,975
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	06/30/2023		96	93,102
RPI 2019 Intermediate Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		149	148,967
RPI Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027		121	120,486
					845,228

Food Products–2.67%
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)(d)	2.91%	03/31/2025		54	52,265
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	04/06/2024		344	341,406
Froneri International PLC (United Kingdom), Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)(d)	5.91%	01/29/2028		53	53,086
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		13	13,102
Term Loan (1 mo. USD LIBOR + 3.69%)	3.84%	05/23/2025		409	398,246
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.50%)	3.07%	05/01/2026		43	41,816
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	2.41%	05/15/2024		113	110,103
Shearer’s Foods LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	03/31/2022		26	26,169
					1,036,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–1.64%
Aramark Services, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.91%	03/11/2025		$26	$ 24,855
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	01/15/2027		62	59,106
Euro Garages (Netherlands), Term Loan(e)	–	02/06/2025		11	10,409
IRB Holding Corp., Term Loan B (3 mo. USD LIBOR + 2.75%)	3.75%	02/05/2025		110	106,233
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	11/19/2026		257	247,719
Pizza Hut Holdings LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.90%	04/03/2025		53	51,769
US Foods, Inc.
Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.07%	08/15/2026		20	18,975
Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	06/27/2023		47	45,931
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	5.50%	11/29/2024		72	72,536
					637,533

Forest Products–0.14%
Clearwater Paper Corp., Term Loan (1 mo. USD LIBOR + 3.25%)(d)	4.00%	07/26/2026		55	54,950

Health Care–1.69%
Acadia Healthcare Co., Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	2.66%	02/11/2022		5	5,296
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.66%	02/16/2023		95	94,113
AHP Health Partners, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	06/30/2025		22	21,931
Alliance HealthCare Services, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	10/24/2023		103	78,588
athenahealth, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.82%	02/11/2026		93	92,845
Biogroup-LCD (France), Term Loan B(e)	–	04/25/2026	EUR	13	15,003
Dentalcorp Perfect Smile ULC (Canada), First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	06/06/2025		3	3,185
Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.90%	02/04/2027		157	154,381
Explorer Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		43	43,393
EyeCare Partners LLC
Delayed Draw Term Loan(h)	0.00%	02/05/2027		1	1,454
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.82%	02/05/2027		7	6,215
IQVIA, Inc.
Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	1.91%	03/07/2024		26	25,690
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.06%	06/11/2025		15	14,315
Milano Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)(e)	4.75%	08/13/2027		93	92,154
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	4.66%	08/27/2025		8	7,592
					656,155

Home Furnishings–1.02%
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.66%	08/05/2024		19	19,125
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	02/28/2025		9	8,397
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		50	49,576
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		140	114,283
SIWF Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.32%	06/15/2025		120	113,733
TGP Holdings III LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	09/25/2024		92	89,748
					394,862

Industrial Equipment–2.35%
CIRCOR International, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/11/2024		4	4,149
Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024		23	22,267
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	07/19/2024		42	41,256
Gardner Denver, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	03/01/2027		73	72,536
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	03/31/2027		159	154,283
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027		96	93,581
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)(d)	2.31%	01/02/2027		44	43,007
North American Lifting Holdings, Inc.
DIP Term Loan (1 mo. USD LIBOR + 9.00%)(d)	10.00%	02/25/2021		19	18,745
First Lien Term Loan(g)	7.95%	11/27/2020		186	127,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.07%	08/14/2026		$12	$ 11,785
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (1 mo. USD LIBOR + 4.25%)(e)	4.41%	06/30/2027		324	321,879
					910,836

Insurance–1.34%
Alliant Holdings Intermediate LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	2.91%	05/09/2025		30	28,561
AmWINS Group LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	01/25/2024		17	16,966
HUB International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	3.26%	04/25/2025		53	51,634
National Financial Partners Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.41%	02/15/2027		25	24,440
Ryan Specialty Group LLC, Term Loan (1 mo. USD LIBOR + 3.75%)(e)	4.00%	07/23/2027		105	104,948
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	12/31/2025		78	75,735
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.31%	05/16/2024		224	218,751
					521,035

Leisure Goods, Activities & Movies–2.31%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		188	182,902
Ancestry.com Operations, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	4.41%	08/21/2026		211	211,471
Crown Finance US, Inc.
Term Loan(e)	–	02/28/2025	EUR	2	1,837
Term Loan (3 mo. USD LIBOR + 2.25%)	3.32%	02/28/2025		20	15,775
Term Loan (3 mo. USD LIBOR + 2.50%)	3.57%	09/20/2026		9	7,051
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	3.50%	11/08/2023		92	89,314
Deluxe Entertainment Services Group, Inc.
First Lien Term Loan (Acquired 10/04/2019-06/30/2020; Cost $47,817)(d)	6.00%	03/25/2024		53	48,084
Second Lien Term Loan(d)	7.00%	09/25/2024		51	0
Metro-Goldwyn-Mayer, Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	2.66%	07/03/2025		130	124,640
Parques Reunidos (Spain), Term Loan B-1(e)	–	09/27/2026	EUR	17	17,216
Seaworld Parks & Entertainment, Inc., Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	3.75%	04/01/2024		171	160,917
Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.91%	04/17/2026		12	11,020
UFC Holdings LLC
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	04/29/2026		11	11,049
Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	04/29/2026		17	16,862
					898,138

Lodging & Casinos–4.48%
Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		70	69,944
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.70%	06/30/2025		93	90,759
Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	12/23/2024		571	538,454
CityCenter Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		99	94,326
ESH Hospitality, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	09/18/2026		41	39,962
GVC Finance LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.31%	03/29/2024		46	45,429
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.93%	06/22/2026		54	52,299
RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.16%	05/11/2024		40	37,618
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	08/14/2024		223	209,351
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	07/10/2025		245	245,380
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		215	203,881
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.93%	12/20/2024		44	42,208
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	05/30/2025		73	70,940
					1,740,551

Nonferrous Metals & Minerals–0.56%
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.25%	01/28/2022		44	38,826
Kissner Group, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	03/01/2027		85	84,672
Murray Energy Corp.
Term Loan B-2(g)(i)	0.00%	10/17/2022		3,167	82,344
Term Loan B-3 (3 mo. USD LIBOR + 7.75%)(g)(i)	0.00%	10/17/2022		484	10,285
					216,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas–2.71%
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	10/31/2024	$35	$ 32,765
Brazos Delaware II LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.17%	05/21/2025	131	96,610
Fieldwood Energy LLC
DIP Delayed Draw Term Loan(d)	0.00%	08/04/2021	10	10,572
DIP Term Loan (1 mo. USD LIBOR + 8.75%)(d)(h)	0.00%	08/04/2021	93	95,144
First Lien Term Loan (3 mo. USD LIBOR + 5.25%)(g)	0.00%	04/11/2022	666	167,109
GIP III Stetson I L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	4.42%	07/18/2025	54	35,941
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023	51	24,697
Larchmont Resources LLC, Term Loan A (3 mo. USD LIBOR + 7.00%) (Acquired 12/09/2016-09/10/2018; Cost $58,527)(d)	8.00%	08/09/2021	59	26,480
Lower Cadence Holdings LLC, Term Loan(e)	–	05/22/2026	26	24,083
McDermott International Ltd.
LOC(d)(h)	0.00%	06/30/2024	107	98,089
Term Loan (1 mo. USD LIBOR + 3.00%) (Acquired 02/03/2020; Cost $428,147)(d)	3.16%	06/30/2024	3	2,702
Term Loan (1 mo. USD LIBOR + 4.00%) (Acquired 04/04/2018-07/05/2018; Cost $52,130)	4.16%	06/30/2025	25	20,848
Navitas Midstream Midland Basin LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	12/13/2024	149	137,793
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.00%)	7.75%	03/19/2024	77	55,404
Seadrill Operating L.P.
Revolver Loan (6 mo. USD LIBOR + 10.00%)(d)	11.00%	02/21/2021	21	21,409
Term Loan (3 mo. USD LIBOR + 6.00%) (Acquired 02/12/2018-12/12/2019; Cost $624,140)	7.00%	02/21/2021	780	115,074
Southcross Energy Partners L.P., Revolver Loan(d)(h)	0.00%	01/31/2025	20	18,443
Sunrise Oil & Gas, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 02/03/2020; Cost $29,363)(d)	8.00%	01/17/2023	29	26,426
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 02/03/2020; Cost $29,886)(d)	8.00%	01/17/2023	30	23,759
Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 10/31/2016-09/24/2018; Cost $99,581)(d)	8.00%	01/17/2023	35	17,919
				1,051,267

Publishing–1.69%
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.25%	06/07/2023	203	168,268
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.76%	08/21/2026	154	140,162
Nielsen Finance LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.75%	06/30/2025	328	330,196
ProQuest LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	10/17/2026	17	17,266
				655,892

Radio & Television–3.01%
Gray Television, Inc.
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	2.41%	02/07/2024	24	23,239
Term Loan C (3 mo. USD LIBOR + 2.50%)	2.66%	01/02/2026	17	17,174
iHeartCommunications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	05/01/2026	273	259,394
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	01/17/2024	79	77,402
Nexstar Broadcasting, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.41%	01/17/2024	289	283,247
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.91%	09/18/2026	108	105,988
Sinclair Television Group, Inc.
Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	01/03/2024	320	312,825
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.66%	09/30/2026	89	87,404
				1,166,673

Retailers (except Food & Drug)–0.88%
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023	150	129,081
PetSmart, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/11/2022	213	213,035
				342,116

Surface Transport–2.12%
Daseke Cos, Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	02/27/2024	103	100,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Surface Transport–(continued)
Kenan Advantage Group, Inc. (The)
Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022	$1	$ 1,434
Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/29/2022	61	59,750
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.75%	12/06/2024	58	56,856
Western Express, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(d)	8.50%	02/23/2022	609	606,619
				824,679

Telecommunications–8.41%
Avaya, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.41%	12/15/2024	316	308,108
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/15/2027	470	455,329
Cincinnati Bell, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	10/02/2024	296	296,013
Colorado Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024	28	24,491
Frontier Communications Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.75%)(i)	4.50%	06/15/2024	271	274,415
GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)(e)	2.41%	02/02/2022	17	17,156
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	05/16/2024	17	17,341
Inmarsat Finance PLC (United Kingdom), Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/11/2026	64	62,928
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)	6.50%	07/13/2021	22	22,196
DIP Term Loan(h)	0.00%	07/13/2021	22	22,195
Term Loan B-3 (1 mo. USD LIBOR + 4.75%)(i)	8.00%	11/27/2023	249	252,118
Term Loan B-4 (3 mo. USD LIBOR + 4.50%)(i)	8.75%	01/02/2024	50	50,613
Term Loan B-5 (1 mo. USD LIBOR + 8.63%)(i)	8.63%	01/02/2024	19	18,812
IPC Systems, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)(f)	10.50%	02/04/2022	57	7,084
Second Lien Term Loan (3 mo. USD LIBOR + 4.50%)	12.50%	02/06/2022	76	9,417
Iridium Satellite LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	11/04/2026	1	673
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027	322	312,435
MLN US HoldCo LLC, First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	4.65%	11/30/2025	212	180,209
MTN Infrastructure TopCo, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024	58	57,932
Radiate Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	02/01/2024	220	216,713
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	04/11/2025	14	13,240
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	12/07/2026	248	240,845
T-Mobile USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	04/20/2027	204	205,140
Windstream Services LLC
DIP Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	02/26/2021	17	17,311
Term Loan B(e)	–	08/15/2027	169	165,388
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	02/20/2027	18	17,161
				3,265,263

Utilities–4.01%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/01/2025	56	54,877
Calpine Construction Finance Co. L.P., Term Loan (1 mo. USD LIBOR + 2.00%)	2.16%	01/15/2025	110	107,384
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.25%)	2.41%	01/15/2024	44	43,130
Term Loan (2 mo. USD LIBOR + 2.25%)	2.41%	04/05/2026	59	57,560
Term Loan B-10 (1 mo. USD LIBOR + 2.00%)	2.16%	08/12/2026	35	34,003
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025	306	304,265
Frontera Generation Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/02/2025	270	122,684
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026	253	250,699
Heritage Power LLC, Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026	174	166,427
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.16%	08/28/2025	2	2,069
Lightstone Holdco LLC
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	197	167,768
Term Loan C (1 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	14	12,420
Nautilus Power LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024	69	67,828
Pike Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)(e)	3.18%	07/24/2026	12	12,158
PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/06/2025	43	42,075
Sandy Creek Energy Associates L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	11/09/2020	64	44,187
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.25%	12/08/2023	26	25,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Utilities–(continued)
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	12/31/2025	$43	$ 42,134

				1,557,461

Total Variable Rate Senior Loan Interests (Cost $39,112,790)				34,312,417

U.S. Dollar Denominated Bonds & Notes–5.91%

Aerospace & Defense–0.51%
TransDigm, Inc.(j)	6.25%	03/15/2026	57	60,219

TransDigm, Inc.(j)	8.00%	12/15/2025	127	138,239

				198,458

Air Transport–0.23%
Delta Air Lines, Inc.(j)	7.00%	05/01/2025	24	26,300

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(j)	6.50%	06/20/2027	56	58,520

Park Aerospace Holdings Ltd. (Ireland)(j)	5.25%	08/15/2022	4	3,973

				88,793

Automotive–0.10%
Clarios Global L.P.(j)	6.75%	05/15/2025	14	15,023

Clarios Global L.P./Clarios US Finance Co.(j)	6.25%	05/15/2026	23	24,437

				39,460

Building & Development–0.13%
American Builders & Contractors Supply Co., Inc.(j)	4.00%	01/15/2028	42	43,331

Forterra Finance LLC/FRTA Finance Corp.(j)	6.50%	07/15/2025	8	8,530

				51,861

Business Equipment & Services–0.18%
Prime Security Services Borrower LLC(j)	3.38%	08/31/2027	69	68,925

Cable & Satellite Television–0.06%
Altice Financing S.A. (Luxembourg)(j)	5.00%	01/15/2028	22	22,634

Containers & Glass Products–0.15%
Berry Global, Inc.(j)	4.88%	07/15/2026	8	8,508

Reynolds Group Issuer, Inc./LLC(j)	5.13%	07/15/2023	48	48,766

				57,274

Electronics & Electrical–1.08%
CommScope, Inc.(j)	5.50%	03/01/2024	18	18,610

CommScope, Inc.(j)	6.00%	03/01/2026	61	64,893

Dell International LLC/EMC Corp.(j)	5.30%	10/01/2029	23	26,250

Dell International LLC/EMC Corp.(j)	6.10%	07/15/2027	43	50,649

Dell International LLC/EMC Corp.(j)	5.85%	07/15/2025	58	68,127

Dell International LLC/EMC Corp.(j)	6.20%	07/15/2030	91	110,420

Diebold Nixforf, Inc.(j)	9.38%	07/15/2025	76	81,890

				420,839

Food Service–0.06%
New Red Finance, Inc. (Canada)(j)	5.75%	04/15/2025	22	23,519

Industrial Equipment–0.09%
Vertical US Newco, Inc. (Germany)(j)	5.25%	07/15/2027	34	35,487

Leisure Goods, Activities & Movies–0.09%
AMC Entertainment Holdings, Inc.(j)	10.50%	04/15/2025	32	28,240

Seaworld Parks & Entertainment, Inc.(j)	8.75%	05/01/2025	7	7,416

				35,656

Lodging & Casinos–0.41%
Caesars Entertainment, Inc.(j)	6.25%	07/01/2025	150	158,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Floating Rate Plus Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Nonferrous Metals & Minerals–0.09%
Peabody Energy Corp.(j)	6.38%	03/31/2025	$99	$ 33,474

Radio & Television–0.61%
Diamond Sports Group LLC/Diamond Sports Finance Co.(j)	5.38%	08/15/2026	302	236,289

Telecommunications–0.74%
CenturyLink, Inc.(j)	4.00%	02/15/2027	126	128,205

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(j)	6.75%	10/01/2026	88	90,996

Windstream Escrow LLC / Windstream Escrow Finance Corp.(j)	7.75%	08/15/2028	70	70,190

				289,391

Utilities–1.38%
Calpine Corp.(j)	5.25%	06/01/2026	122	127,578

Calpine Corp.(j)	4.50%	02/15/2028	242	251,273

Vistra Operations Co. LLC(j)	4.30%	07/15/2029	28	30,449

Vistra Operations Co. LLC(j)	3.55%	07/15/2024	118	125,320

				534,620

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,251,587)				2,295,636

			Shares

Common Stocks & Other Equity Interests–1.71%(k)
Business Equipment & Services–0.11%
Crossmark Holdings, Inc.(l)			724	42,535

Electronics & Electrical–0.03%
Fusion Connect, Inc.(l)			1	1

Fusion Connect, Inc., Wts. expiring 01/14/2040(l)			5,909	6,441

Intemap Corp.(l)			11,816	3,013

Sunguard Availability Services Capital, Inc.(l)			225	3,244

				12,699

Leisure Goods, Activities & Movies–0.02%
Deluxe Entertainment Services Group, Inc.(d)(l)			10,308	6,700

Nonferrous Metals & Minerals–0.36%
Arch Resources, Inc.			3,724	140,283

Oil & Gas–0.25%
HGIM Corp.(l)			657	3,942

Larchmont Resources LLC(l)			78	3,130

McDermott International Ltd.(l)			11,275	33,261

Pacific Drilling S.A.(l)			1,583	404

Sabine Oil & Gas Holdings, Inc.			94	1,316

Southcross Energy Partners L.P.(l)			11,492	1,609

Sunrise Oil & Gas, Inc.(l)			4,407	24,238

Tribune Resources, Inc.(l)			34,124	29,858

Tribune Resources, Inc., Wts. expiring 04/03/2023(l)			8,835	265

				98,023

Publishing–0.15%
Clear Channel Outdoor Holdings, Inc.(l)			50,915	59,571

Radio & Television–0.50%
iHeartCommunications, Inc., Class A(l)			6,619	61,027

iHeartCommunications, Inc., Wts. expiring 05/01/2039			17,010	128,996

MGOC, Inc.(d)(l)			30,400	1,789

				191,812

Surface Transport–0.29%
Commercial Barge Line Co.(l)			407	16,890

Commercial Barge Line Co., Series A, Wts., expiring 04/27/2045(l)			1,591	41,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Floating Rate Plus Fund

			Shares	Value

Surface Transport–(continued)
Commercial Barge Line Co., Series B, Wts., expiring 04/27/2045(l)			1,116	$36,270

Commercial Barge Line Co., Wts., expiring 04/27/2045(l)			427	16,973

				111,897

Telecommunications–0.00%
IPC Systems, Inc.(l)			451	228

Total Common Stocks & Other Equity Interests (Cost $2,385,789)				663,748

Preferred Stocks–0.44%(k)
Oil & Gas–0.21%
Southcross Energy Partners L.P., Series A, Pfd.			72,722	50,905

Southcross Energy Partners L.P., Series B, Pfd.			20,954	28,812

				79,717

Surface Transport–0.23%
Commercial Barge Line Co., Series A, Pfd.			1,513	39,717

Commercial Barge Line Co., Series B, Pfd.			1,589	51,642

				91,359

Total Preferred Stocks (Cost $158,729)				171,076

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
Non-U.S. Dollar Denominated Bonds & Notes–0.33%(m)
Home Furnishings–0.33%
Very Group Funding PLC (The) (United Kingdom)(j) (Cost $127,659)	7.75%	11/15/2022	GBP 100	129,230

			Shares
Money Market Funds–5.00%
Invesco Government & Agency Portfolio,Institutional Class, 0.03%(n)(o)			1,164,347	1,164,347

Invesco Treasury Portfolio, Institutional Class, 0.02%(n)(o)			776,232	776,232

Total Money Market Funds (Cost $1,940,579)				1,940,579

TOTAL INVESTMENTS IN SECURITIES–101.78% (Cost $45,977,133)				39,512,686

OTHER ASSETS LESS LIABILITIES–(1.78)%				(692,257)

NET ASSETS–100.00%				$38,820,429

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Floating Rate Plus Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	This variable rate interest will settle after August 31, 2020, at which time the interest rate will be determined.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $833,915, which represented 2.15% of the Fund’s Net Assets.

(h)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $2,424,866, which represented 6.25% of the Fund’s Net Assets.

(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,225,514	$37,901,734	$(37,962,888)	$(13)	$-	$1,164,347	$9,722
Invesco Treasury Portfolio, Institutional Class	-	11,724,414	(10,948,182)	-	-	776,232	1,082
Total	$1,225,514	$49,626,148	$(48,911,070)	$(13)	$-	$1,940,579	$10,804

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Floating Rate Plus Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $44,036,554)	$37,572,107

Investments in affiliated money market funds, at value (Cost $1,940,579)	1,940,579

Cash	40,965

Receivable for:
Investments sold	1,749,625

Fund shares sold	96,045

Dividends	905

Interest	168,510

Investments matured, at value (Cost $584,316)	491,941

Investment for trustee deferred compensation and retirement plans	12,504

Other assets	212,364

Total assets	42,285,545

Liabilities:
Payable for:
Investments purchased	3,008,107

Dividends	21,999

Fund shares reacquired	24,217

Accrued fees to affiliates	34,656

Accrued trustees’ and officers’ fees and benefits	4,010

Accrued other operating expenses	124,155

Trustee deferred compensation and retirement plans	12,504

Unfunded loan commitments	235,468

Total liabilities	3,465,116

Net assets applicable to shares outstanding	$38,820,429

Net assets consist of:
Shares of beneficial interest	$57,007,852

Distributable earnings (loss)	(18,187,423)

$38,820,429

Net Assets:
Class A	$18,832,606

Class C	$7,084,102

Class R	$14,599

Class Y	$12,624,688

Class R5	$8,404

Class R6	$256,030

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,460,049

Class C	925,853

Class R	1,908

Class Y	1,647,737

Class R5	1,099

Class R6	33,367

Class A:
Net asset value per share	$7.66

Maximum offering price per share (Net asset value of $7.66 ÷ 96.75%)	$7.92

Class C:
Net asset value and offering price per share	$7.65

Class R:
Net asset value and offering price per share	$7.65

Class Y:
Net asset value and offering price per share	$7.66

Class R5:
Net asset value and offering price per share	$7.65

Class R6:
Net asset value and offering price per share	$7.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Floating Rate Plus Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest	$3,494,140

Dividends	26,603

Dividends from affiliated money market funds	10,804

Total investment income	3,531,547

Expenses:
Advisory fees	442,447

Administrative services fees	8,142

Custodian fees	38,119

Distribution fees:
Class A	62,339

Class C	92,356

Class R	61

Interest, facilities and maintenance fees	165,911

Transfer agent fees – A, C, R and Y	75,911

Transfer agent fees – R5	9

Transfer agent fees – R6	181

Trustees’ and officers’ fees and benefits	17,270

Registration and filing fees	108,894

Reports to shareholders	30,314

Professional services fees	93,383

Other	53,986

Total expenses	1,189,323

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(375,987)

Net expenses	813,336

Net investment income	2,718,211

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,561,134)

Foreign currencies	14,717

(8,546,417)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(997,561)

Foreign currencies	(2,827)

(1,000,388)

Net realized and unrealized gain (loss)	(9,546,805)

Net increase (decrease) in net assets resulting from operations	$(6,828,594)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Floating Rate Plus Fund

Statement of Changes in Net Assets

For the year ended August 31, 2020, period ended August 31, 2019, and the year ended July 31, 2019

	Year Ended August 31, 2020	One Month Ended August 31, 2019	Year Ended July 31, 2019

Operations:
Net investment income	$2,718,211	$350,518	$4,276,396

Net realized gain (loss)	(8,546,417)	(191,621)	(135,570)

Change in net unrealized appreciation (depreciation)	(1,000,388)	(1,284,583)	(3,416,287)

Net increase (decrease) in net assets resulting from operations	(6,828,594)	(1,125,686)	724,539

Distributions to shareholders from distributable earnings:
Class A	(1,252,565)	(175,738)	(1,703,212)

Class C	(371,079)	(51,801)	(699,123)

Class R	(576)	(44)	(95)

Class Y	(1,093,408)	(144,386)	(1,828,572)

Class R5	(456)	(48)	(104)

Class R6	(21,410)	(3,170)	(35,466)

Total distributions from distributable earnings	(2,739,494)	(375,187)	(4,266,572)

Share transactions–net:
Class A	(11,139,609)	(558,323)	6,745,519

Class C	(3,458,573)	(184,709)	(1,779,194)

Class R	6,131	–	10,000

Class Y	(9,143,568)	(841,937)	62,127

Class R5	–	–	10,000

Class R6	(273,016)	3,836	(30,160)

Net increase (decrease) in net assets resulting from share transactions	(24,008,635)	(1,581,133)	5,018,292

Net increase (decrease) in net assets	(33,576,723)	(3,082,006)	1,476,259

Net assets:
Beginning of year	72,397,152	75,479,158	74,002,899

End of year	$38,820,429	$72,397,152	$75,479,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Floating Rate Plus Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)

Class A
Year ended 08/31/20	$8.83	$0.40	$(1.18)	$(0.78)	$(0.39)	$7.66	(8.88)%	$18,833	1.39	%(d)	2.08	%(d)	1.10	%(d)	4.88	%(d)	71%
One month ended 08/31/19	9.01	0.04	(0.17)	(0.13)	(0.05)	8.83	(1.49)	33,819	1.59	(e)	2.82	(e)	1.10	(e)	5.69	(e)	1
Year ended 07/31/19	9.39	0.51	(0.39)	0.12	(0.50)	9.01	1.39	35,079	2.00		2.31		1.14		5.52		44
Year ended 07/31/18	9.46	0.47	(0.12)	0.35	(0.42)	9.39	3.84	29,757	1.74		1.90		1.29		5.02		77
Year ended 07/31/17	9.13	0.45	0.30	0.75	(0.42)	9.46	8.35	28,945	1.61		1.85		1.30		4.82		84
Year ended 07/31/16	9.58	0.49	(0.44)	0.05	(0.50)	9.13	0.77	18,042	1.78		2.05		1.30		5.38		69

Class C
Year ended 08/31/20	8.83	0.32	(1.18)	(0.86)	(0.32)	7.65	(9.82)	7,084	2.29	(d)	2.84	(d)	2.00	(d)	3.98	(d)	71
One month ended 08/31/19	9.01	0.04	(0.18)	(0.14)	(0.04)	8.83	(1.58)	12,054	2.49	(e)	3.57	(e)	2.00	(e)	4.79	(e)	1
Year ended 07/31/19	9.39	0.43	(0.39)	0.04	(0.42)	9.01	0.51	12,486	2.88		3.07		2.02		4.64		44
Year ended 07/31/18	9.45	0.40	(0.11)	0.29	(0.35)	9.39	3.12	14,889	2.53		2.66		2.08		4.22		77
Year ended 07/31/17	9.13	0.38	0.29	0.67	(0.35)	9.45	7.50	14,909	2.41		2.62		2.10		4.05		84
Year ended 07/31/16	9.57	0.41	(0.42)	(0.01)	(0.43)	9.13	(0.03)	11,401	2.56		2.81		2.08		4.60		69

Class R
Year ended 08/31/20	8.83	0.36	(1.16)	(0.80)	(0.38)	7.65	(9.19)	15	1.64	(d)	2.34	(d)	1.35	(d)	4.63	(d)	71
One month ended 08/31/19	9.01	0.04	(0.18)	(0.14)	(0.04)	8.83	(1.55)	10	1.84	(e)	3.09	(e)	1.35	(e)	5.45	(e)	1
Period ended 07/31/19(f)	9.10	0.09	(0.09)	—	(0.09)	9.01	(0.03)	10	2.03		2.54		1.17		5.49		44

Class Y
Year ended 08/31/20	8.83	0.42	(1.18)	(0.76)	(0.41)	7.66	(8.68)	12,625	1.14	(d)	1.84	(d)	0.85	(d)	5.13	(d)	71
One month ended 08/31/19	9.01	0.04	(0.17)	(0.13)	(0.05)	8.83	(1.46)	25,903	1.34	(e)	2.57	(e)	0.85	(e)	5.94	(e)	1
Year ended 07/31/19	9.40	0.53	(0.39)	0.14	(0.53)	9.01	1.54	27,285	1.76		2.07		0.90		5.76		44
Year ended 07/31/18	9.46	0.50	(0.11)	0.39	(0.45)	9.40	4.21	28,691	1.48		1.66		1.03		5.27		77
Year ended 07/31/17	9.13	0.48	0.30	0.78	(0.45)	9.46	8.62	25,676	1.36		1.59		1.05		5.06		84
Year ended 07/31/16	9.58	0.51	(0.43)	0.08	(0.53)	9.13	1.02	11,222	1.51		1.77		1.03		5.65		69

Class R5
Year ended 08/31/20	8.83	0.41	(1.17)	(0.76)	(0.42)	7.65	(8.76)	8	1.17	(d)	1.80	(d)	0.88	(d)	5.10	(d)	71
One month ended 08/31/19	9.01	0.04	(0.18)	(0.14)	(0.04)	8.83	(1.51)	10	1.37	(e)	2.56	(e)	0.88	(e)	5.92	(e)	1
Period ended 07/31/19(f)	9.10	0.10	(0.10)	—	(0.09)	9.01	0.05	10	1.62	(e)	2.05	(e)	0.76	(e)	5.90	(e)	44

Class R6
Year ended 08/31/20	8.86	0.42	(1.19)	(0.77)	(0.42)	7.67	(8.82)	256	1.12	(d)	1.74	(d)	0.83	(d)	5.15	(d)	71
One month ended 08/31/19	9.04	0.05	(0.18)	(0.13)	(0.05)	8.86	(1.47)	600	1.32	(e)	2.49	(e)	0.83	(e)	5.97	(e)	1
Year ended 07/31/19	9.43	0.53	(0.39)	0.14	(0.53)	9.04	1.59	609	1.72		2.00		0.86		5.80		44
Year ended 07/31/18	9.49	0.51	(0.11)	0.40	(0.46)	9.43	4.31	666	1.38		1.55		0.93		5.38		77
Year ended 07/31/17	9.14	0.48	0.32	0.80	(0.45)	9.49	8.95	389	1.26		1.38		0.95		5.07		84
Year ended 07/31/16	9.58	0.53	(0.44)	0.09	(0.53)	9.14	1.23	12	1.40		1.56		0.92		5.77		69

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $25,497, $9,236, $12, $21,158, $9 and $412 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Floating Rate Plus Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Senior Floating Rate Plus Fund, formerly Invesco Oppenheimer Senior Floating Rate Plus Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

27	Invesco Senior Floating Rate Plus Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

K.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

L.	LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United

28	Invesco Senior Floating Rate Plus Fund

Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

M.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

N.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.800%

Next $200 million	0.770%

Next $200 million	0.740%

Next $200 million	0.710%

Next $4.2 billion	0.650%

Over $5 billion	0.630%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 2.00%, 1.35%, 0.85%, 0.88% and 0.83%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2020, the Adviser waived advisory fees of $1,258 and reimbursed class level expenses of $174,951, $50,100, $84, $146,214, $56 and $2,550 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

29	Invesco Senior Floating Rate Plus Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $0 and $39 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2020, there were transfers from Level 3 to Level 2 of fixed income securities of $0, due to third-party vendor quotations utilizing more than one market quote, and of equity securities of $0, due to availability of market data for these securities. Also, there were transfers from Level 2 to Level 3 of $309,657, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$32,135,430	$2,176,987	$34,312,417

U.S. Dollar Denominated Bonds & Notes	–	2,295,636	—	2,295,636

Common Stocks & Other Equity Interests	295,458	359,801	8,489	663,748

Preferred Stocks	–	171,076	–	171,076

Non-U.S. Dollar Denominated Bonds & Notes	–	129,230	–	129,230

Money Market Funds	1,940,579	–	–	1,940,579

Total Investments in Securities	2,236,037	35,091,173	2,185,476	39,512,686

Other Investments - Assets

Investments Matured	–	447,944	43,997	491,941

Total Investments	$2,236,037	$35,539,117	$2,229,473	$40,004,627

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2020:

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value August 31, 2020

Variable Rate Senior Loan Interests	$3,808,987	$3,110,540	$(4,533,027)	$(10,130)	$(10,016)	$(199,893)	$309,657	$(299,131)	$2,176,987

Common Stocks & Other Equity Interests	106,804	711,266	(523,879)	–	–	(235,427)	–	(50,275)	8,489

Investments Matured	–	43,529	–	(3,276)	–	3,744	–	–	43,997

Total	$3,915,791	$3,865,335	$(5,056,906)	$(13,406)	$(10,016)	$(431,576)	$309,657	$(349,406)	$2,229,473

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

30	Invesco Senior Floating Rate Plus Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 08/31/20	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

			Illiquidity Premium	N/A	3.69%
Western Express, Inc., Second Lien Term Loan	$606,619	Discounted Cash Flow Model	Implied Rating	N/A	B+ (a)

(a)

The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the company’s earnings before interest, taxes, depreciation, and amortization and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity premium applied. The illiquidity premium was determined based on the implied discount rate at origination. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity premium. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $774.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

The Fund has entered into a $50 million loan and security agreement, which will expire on September 16, 2021. The Loan and Security Agreement is secured by the assets of the Fund.

During the year ended August 31, 2020, the average daily balance of borrowing under the loan and security agreement was $6,390,244 with a weighted interest rate of 3.51%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the loan and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At August 31, 2020, the fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

The Fund is subject to certain covenants relating to the loan and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the loan and security agreement.

NOTE 7–Unfunded Loan Commitments

As of August 31, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value

EyeCare Partners LLC	Delayed Draw Term Loan	$1,552	$1,454

Fieldwood Energy LLC	DIP Term Loan	95,144	95,144

Intelsat Jackson Holdings S.A.	DIP Term Loan	22,195	22,195

Libbey Glass, Inc.	DIP Term Loan	143	143

McDermott International Ltd.	LOC	107,201	98,089

Southcross Energy Partners L.P.	Revolver Loan	19,725	18,443

			$235,468

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2020, Period Ended August 31, 2019 and the Year Ended July 31, 2019:

	Year Ended August 31, 2020	One month Ended August 31, 2019	Year Ended July 31, 2019

Ordinary income*	$2,739,494	$375,187	$4,266,572

*	Includes short-term capital gain distributions, if any.

31	Invesco Senior Floating Rate Plus Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$70,783

Net unrealized appreciation (depreciation) - investments	(6,630,371)

Net unrealized appreciation (depreciation) - foreign currencies	(2,827)

Temporary book/tax differences	(12,115)

Capital loss carryforward	(11,612,893)

Shares of beneficial interest	57,007,852

Total net assets	$38,820,429

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, pay in kind and additional expense cap waiver.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,448,457	$10,164,436	$11,612,893

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $40,935,863 and $72,028,931, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$490,411

Aggregate unrealized (depreciation) of investments	(7,120,782)

Net unrealized appreciation (depreciation) of investments	$(6,630,371)

Cost of investments for tax purposes is $46,634,998.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of grantor trust, foreign currency gain/(loss) and defaulted bonds, on August 31, 2020, undistributed net investment income was increased by $28,522 and undistributed net realized gain (loss) was decreased by $28,522. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2020, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$107,201	$98,089

32	Invesco Senior Floating Rate Plus Fund

NOTE 12–Dividends

The Fund declared the following dividends from net investment income subsequent to August 31, 2020:

		Amount Per Share
Share Class	Record Date	Payable September 30, 2020

Class A	Daily	$0.0233

Class C	Daily	0.0176

Class R	Daily	0.0217

Class Y	Daily	0.0250

Class R5	Daily	0.0249

Class R6	Daily	0.0251

NOTE 13–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		One month ended August 31, 2019		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	633,577	$5,283,680	94,298	$837,033	1,911,763	$17,543,698

Class C	203,759	1,695,574	13,150	116,566	557,993	5,103,507

Class R(b)	4,423	32,577	-	-	1,099	10,000

Class Y	2,014,026	16,700,480	82,151	726,846	2,012,539	18,569,095

Class R5(b)	-	-	-	-	1,099	10,000

Class R6	8,877	77,117	175	1,557	18,051	166,436

Issued as reinvestment of dividends:
Class A	124,196	1,007,828	18,887	166,764	174,472	1,593,095

Class C	37,903	305,099	5,636	49,762	72,544	662,123

Class R(b)	19	141	-	-	-	-

Class Y	90,876	732,042	13,770	121,724	177,832	1,624,465

Class R6	2,494	20,458	352	3,123	3,807	34,930

Automatic conversion of Class C shares to Class A shares:
Class A	32,107	257,018	-	-	-	-

Class C	(32,117)	(257,018)	-	-	-	-

Reacquired:
Class A	(2,159,905)	(17,688,135)	(176,592)	(1,562,120)	(1,360,979)	(12,391,274)

Class C	(649,234)	(5,202,228)	(39,597)	(351,037)	(829,995)	(7,544,824)

Class R(b)	(3,633)	(26,587)	-	-	-	-

Class Y	(3,390,205)	(26,576,090)	(190,151)	(1,690,507)	(2,216,737)	(20,131,433)

Class R6	(45,736)	(370,591)	(95)	(844)	(25,260)	(231,526)

Net increase (decrease) in share activity	(3,128,573)	$(24,008,635)	(178,016)	$(1,581,133)	498,228	$5,018,292

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 14–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

33	Invesco Senior Floating Rate Plus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Plus Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended August 31, 2020, the period August 1, 2019 through August 31, 2019 and the year ended July 31, 2019.	For the year ended August 31, 2020, the period August 1, 2019 through August 31, 2019, and the year ended July 31, 2019 for Class A, Class C, Class Y and Class R6. For the year ended August 31, 2020, the period August 1, 2019 through August 31, 2019, and the period May 24, 2019 (inception of offering) through July 31, 2019 for Class R and Class R5.

The financial statements of Invesco Senior Floating Rate Plus Fund (formerly Oppenheimer Senior Floating Rate Plus Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Senior Floating Rate Plus Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$944.30	$6.01	$1,018.95	$6.24	1.23%
Class C	1,000.00	940.00	10.44	1,014.38	10.84	2.14
Class R	1,000.00	943.00	6.98	1,017.95	7.25	1.43
Class Y	1,000.00	946.70	4.84	1,020.16	5.03	0.99
Class R5	1,000.00	944.20	4.84	1,020.16	5.03	0.99
Class R6	1,000.00	944.60	4.84	1,020.16	5.03	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

35	Invesco Senior Floating Rate Plus Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Plus Fund’s (formerly, Invesco Oppenheimer Senior Floating Rate Plus Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the J.P. Morgan Leveraged Loan Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that credit selection, specifically holdings of certain loans, negatively impacted the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional

36	Invesco Senior Floating Rate Plus Fund

information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

37	Invesco Senior Floating Rate Plus Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	1.00%
Corporate Dividends Received Deduction*	1.00%
Business Interest Income*	90.28%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco Senior Floating Rate Plus Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Floating Rate Plus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Senior Floating Rate Plus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Senior Floating Rate Plus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Senior Floating Rate Plus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Senior Floating Rate Plus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Senior Floating Rate Plus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Senior Floating Rate Plus Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	O-SFLRP-AR-1

Annual Report to Shareholders	August 31, 2020

Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Short Duration High Yield Municipal Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Short Duration High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.19%
Class C Shares	-3.84
Class Y Shares	-2.94
Class R5 Shares	-2.83
Class R6 Shares	-2.94
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	2.62
Custom Invesco Short Duration High Yield Municipal Index∎ (Style-Specific Index)	2.58
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	0.32

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the sixth consecutive year in 2019, with investment grade and high-yield municipals among the best performing asset classes. However, in an unexpected twist, performance turned negative in March 2020 as the coronavirus (COVID-19) global pandemic pierced the markets and forced society to navigate unchartered waters for the balance of the fiscal year.

Investment grade municipal bonds returned 3.24%, high yield municipal bonds returned 0.96%, and taxable municipal bonds returned 6.02% during the fiscal year.1

The fiscal year began with heightened demand for perceived safe-haven assets, including municipal bonds, due to economic uncertainty. However, developments in the fourth quarter of 2019 led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding “deal in principle” eliminating the risk of a government shutdown, and the somewhat unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

During the middle of the fiscal year, there was an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter, with the majority in the high-yield segment.2 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment grade securities. As a result, funds had been selling both high-yield and investment grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.3

The US Federal Reserve (the Fed) cut the federal funds rate four times over the fiscal year. The first two cuts in September and October 2019 were small, a quarter of a percentage point each. The last two were more significant as they were made during unscheduled emergency meetings in March 2020 in response to COVID-19, consisting of a half of a percentage and whole percentage point leaving the target range at 0.00% to 0.25%.4

Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, in May and June, performance improved despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

New issuance totaled $473 billion for the fiscal year, up 33% from the previous fiscal year’s $355 billion.5 Taxable municipals played a significant role in this increase with more than $135 billion of this total being issued into the taxable market.6 This uptick is a result of recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus an uptrend in taxable municipal issuance.

Thus far, federal assistance to the municipal market has included the Fed’s plan to purchase up to $500 billion in short-term municipal bonds to relieve pressure on short-term paper. Additionally, the Municipal Liquidity Facility (MLF) enables select large borrowers - two issuers per state, city or county are eligible - to use proceeds from the sale of notes to service their debt payments. Specific sectors such as airlines, transportation and hospitals have also received federal funding. We believe that these stimulus packages and those in other market segments are likely to push taxes higher. Because municipal bonds are one of a few income sources not subject to federal taxes, their income should be more attractive if taxes rise.

Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we generally believe the majority of municipal bonds in the municipal market will stay current on principal and interest, as history has shown.

At the close of the fiscal year, it is impossible to predict when the coronavirus pandemic will abate or how significant market volatility will be surrounding the upcoming 2020 US presidential election, however, we continue to rely on our seasoned credit research staff to take advantage of marketplace dislocations to add value during these times of uncertainty.

During the fiscal year, security selection in appropriation and hospitals aided the Fund’s performance relative to its style-specific benchmark. Security selection in higher coupon bonds (6.50%+) also contributed to the Fund’s relative performance. At the state level, holdings in Washington, D.C. and California also contributed to the Fund’s relative performance. Security selection in dedicated tax and lifecare bonds detracted from the Fund’s relative performance over the fiscal year. On a state level, holdings in Ohio detracted from the Fund’s relative return.

During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose common shareholders to additional volatility.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment

4	Invesco Short Duration High Yield Municipal Fund

because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg Barclays

2 Source: Strategic Insight

3 Source: US Department of the Treasury

4 Source: US Federal Reserve

5 Source: The Bond Buyer

6 Source: Morgan Stanley

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio managers:

John Connelly

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/30/15

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.04%
1 Year	-5.63

Class C Shares
Inception (9/30/15)	2.82%
1 Year	-4.78

Class Y Shares
Inception (9/30/15)	3.85%
1 Year	-2.94

Class R5 Shares
Inception (9/30/15)	3.90%
1 Year	-2.83

Class R6 Shares
Inception	3.79%
1 Year	-2.94

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎

The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index. The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Short Duration High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	89.5%
General Obligation Bonds	8.8
Pre-Refunded Bonds	1.4
Other	0.3

Top Five Debt Holdings

% of total net assets
1. New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC) Series 2010 8, RB	3.2%
2. District of Columbia Tobacco Settlement Financing Corp. Series 2001, RB	2.0
3. District of Columbia Tobacco Settlement Financing Corp. Series 2001, RB	1.8
4. Golden State Tobacco Securitization Corp. Series 2007 A-2, RB	1.6
5. New York City Transitional Finance Authority Building Aid Revenue Series 2017 XF0561, Ref. Revenue Ctfs.	1.1

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2020.

9	Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–104.14%
Alabama–1.50%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,350	$ 1,386,531
Fairfield (City of), AL; Series 2012, GO Wts.	6.00%	06/01/2031	3,585	2,868,000
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB(a)	5.50%	01/01/2028	90	58,430
Series 2014, RB	3.50%	07/01/2026	5,023	2,410,792
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.00%	08/01/2025	1,400	1,424,766
Series 2016 A, RB	5.25%	08/01/2030	200	203,240
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(b)(c)	1.96%	04/01/2024	750	749,250
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(b)(c)	1.80%	04/01/2024	250	248,710
Talladega (County of), AL; Series 2002 D, TAC (INS - NATL)(d)	5.25%	01/01/2029	25	25,094
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	4.50%	05/01/2032	9,000	9,871,740
				19,246,553

Alaska–0.02%
Northern Tobacco Securitization Corp.; Series 2006 A, RB	4.63%	06/01/2023	225	225,070

American Samoa–0.09%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,165,200

Arizona–4.19%
Arizona (State of) Industrial Development Authority; Series 2019 A-2, RB	3.63%	05/20/2033	1,972	2,059,102
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB	5.00%	07/01/2030	495	598,816
Series 2017 A, Ref. RB	5.00%	07/01/2031	515	619,669
Series 2017 A, Ref. RB	5.00%	07/01/2032	545	651,755
Series 2017 A, Ref. RB	5.00%	07/01/2033	575	683,370
Series 2017 A, Ref. RB	5.00%	07/01/2034	600	711,738
Arizona (State of) Industrial Development Authority (ACCEL Schools); Series 2018 A, RB(e)	5.00%	08/01/2033	1,955	2,067,412
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB(e)	5.00%	07/01/2022	1,025	1,049,866
Series 2017, Ref. RB(e)	6.00%	07/01/2037	3,440	3,838,730
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(e)	5.00%	07/01/2026	500	553,670
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019, RB(e)	4.88%	07/15/2021	120	120,206
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2034	1,875	1,825,069
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence);
Series 2017 A, Ref. RB(e)	4.38%	07/01/2029	1,000	1,024,010
Series 2017 A, Ref. RB(e)	5.00%	07/01/2032	500	516,145
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB(e)	4.50%	07/01/2029	765	794,674
Series 2019, RB(e)	5.00%	07/01/2039	2,135	2,219,098
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(e)	5.00%	06/01/2031	3,505	3,446,151
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(e)	4.75%	12/15/2028	770	827,450
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.00%	07/15/2028	1,000	1,084,020
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus);
Series 2019 A, IDR(e)	5.00%	12/15/2039	400	409,816
Series 2019 A, IDR(e)	5.00%	12/15/2049	700	708,946
City of Phoenix Civic Improvement Corp.; Series 2019 B, RB(f)	4.00%	07/01/2038	1,750	1,968,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix);
Series 2018 A, Ref. RB	3.60%	07/01/2023	$445	$ 443,563
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	325,722
Greater Arizona Development Authority; Series 2007 A, RB (INS - NATL)(d)	4.38%	08/01/2032	10	10,028
Maricopa County Pollution Control Corp. (Southern California Edison Co.); Series 2000 A, Ref. PCR	5.00%	06/01/2035	2,035	2,041,003
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB(e)	5.00%	07/01/2035	1,000	1,063,340
Phoenix (City of), AZ Industrial Development Authority (Choice Academies); Series 2012, RB	5.63%	09/01/2042	2,850	2,910,021
Phoenix (City of), AZ Industrial Development Authority (Leman Academy of Excellence - Oro Valley);
Series 2019 A, RB(e)	5.00%	07/01/2034	250	257,488
Series 2019 A, RB(e)	5.00%	07/01/2039	205	210,187
Series 2019 B, RB(e)	5.50%	07/01/2024	155	154,454
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(e)	4.60%	06/15/2025	315	321,366
Series 2015, Ref. RB(e)	5.38%	06/15/2035	1,000	1,042,030
Series 2019, Ref. RB(e)	5.00%	06/15/2034	730	748,987
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	7,700	7,937,391
Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(e)	4.75%	05/01/2030	2,295	2,411,150
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	330	342,804
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	4.13%	07/01/2026	1,225	1,235,964
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools);
Series 2019, RB(e)	5.00%	07/01/2029	300	319,947
Series 2019, RB(e)	5.00%	07/01/2034	400	416,584
Series 2019, RB(e)	5.00%	07/01/2039	500	514,990
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	225	222,937
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 B, RB(e)	4.00%	10/01/2023	3,290	3,283,321
				53,991,285

Arkansas–0.00%
Arkansas (State of) Development Finance Authority; Series 2000 B, RB (INS - AMBAC)(d)(f)	5.80%	12/01/2020	40	40,182

California–8.39%
Atwater (City of), CA;
Series 2017 A, Ref. RB (INS - AGM)(d)	5.00%	05/01/2030	590	743,671
Series 2017 A, Ref. RB (INS - AGM)(d)	5.00%	05/01/2033	700	861,854
California (County of), CA Tobacco Securitization Agency;
Series 2020 A, Ref. RB	4.00%	06/01/2034	600	722,268
Series 2020 A, Ref. RB	4.00%	06/01/2035	450	539,024
Series 2020 A, Ref. RB	4.00%	06/01/2036	375	446,663
California (State of); Series 1996, GO Bonds (INS - FGIC)(d)	5.38%	06/01/2026	2,360	2,389,689
California (State of) Community Housing Agency (Excelsior Charter Schools); Series 2020 A, RB(e)	5.00%	06/15/2040	1,060	1,114,664
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	135	135,131
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	2,215	2,217,149
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(e)	5.00%	06/01/2028	430	467,582
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB(f)	4.00%	07/15/2029	11,000	11,007,700
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern
California LLC); Series 2016, RB (Acquired 01/22/2016-09/25/2017; Cost $707,500)(a)(e)(f)	7.00%	12/01/2027	710	355,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB(a)(e)(f)	7.50%	07/01/2032	12,450	7,221,000
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 B, RB(e)	5.00%	07/01/2026	250	246,630
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,000	1,027,980
California (State of) School Finance Authority (TEACH Public Schools);
Series 2019 A, RB(e)	5.00%	06/01/2029	285	310,941
Series 2019 A, RB(e)	5.00%	06/01/2039	740	782,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB (Acquired 11/03/2015; Cost $385,000)(e)	5.00%	06/01/2022	$265	$ 266,887
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	1,000	1,039,970
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB(e)	4.00%	06/01/2021	140	140,536
Series 2016, Ref. RB(e)	4.00%	06/01/2026	500	504,220
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC- California College of the Arts); Series 2019, RB(e)	5.00%	07/01/2029	900	922,212
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 B, RB	5.63%	05/01/2029	100	100,369
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. RB	5.13%	06/01/2038	90	90,243
El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.00%	11/01/2021	1,445	1,498,190
Fullerton (City of), CA Public Financing Authority;
Series 2005, RB (INS - AMBAC)(d)	5.00%	09/01/2022	4,790	4,892,554
Series 2005, RB (INS - AMBAC)(d)	5.00%	09/01/2023	4,785	4,886,873
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB	5.30%	06/01/2037	20,000	20,731,400
Series 2017 A-1, Ref. RB	5.00%	06/01/2028	1,825	2,257,142
Series 2017 A-1, Ref. RB	5.00%	06/01/2029	145	177,239
Series 2018 A-1, Ref. RB	3.50%	06/01/2036	3,875	3,932,776
Huntington Park (City of), CA Public Financing Authority; Series 2004 A, Ref. RB (INS - AGM)(d)	5.00%	09/01/2022	1,880	1,887,238
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, RB	5.00%	09/01/2033	225	270,135
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2028	140	140,076
North City (City of), CA West School Facilities Financing Authority; Series 2012 A, RB (INS - AGM)(d)	5.00%	09/01/2026	605	656,830
Northern California Energy Authority; Series 2018 A, RB(b)	4.00%	07/01/2024	10,000	11,163,200
Northern Inyo (County of), CA Local Hospital District; Series 2010, RB	6.00%	12/01/2021	115	115,951
Ontario (City of), CA (Assessment District No. 108); Series 1995, RB	7.50%	09/02/2020	240	240,000
Redding (City of), CA Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Ref. RB (INS - NATL)(d)	5.00%	09/01/2022	2,000	2,006,940
Riverside (County of), CA Redevelopment Successor Agency (Interstate 215 Corridor Redevelopment); Series 2011 E, RB(g)	6.50%	12/01/2021	55	58,953
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(d)	5.00%	12/01/2034	5,405	5,421,161
San Bernardino (City of), CA Joint Powers Financing Authority;
Series 2005 A, Ref. RB (INS - AGM)(d)	5.75%	10/01/2021	1,000	1,054,600
Series 2005 A, Ref. RB (INS - AGM)(d)	5.75%	10/01/2022	125	138,415
Series 2005 B, Ref. RB (INS - AGM)(d)	5.75%	10/01/2020	10	10,043
Series 2005 B, Ref. RB (INS - AGM)(d)	5.75%	10/01/2021	225	237,285
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2033	1,195	1,557,252
State of California;
Series 2020-XM0848, Ctfs.(h)	3.00%	03/01/2046	2,500	2,690,725
Series 2020-XM0849, Ctfs.(h)	4.00%	03/01/2046	2,500	2,966,325
Vacaville Unified School District; Series 2020 D, GO Bonds	4.00%	08/01/2045	1,850	2,141,800
West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	3,200	3,209,696
				107,996,858

Colorado–3.39%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,490	2,492,888
Amber Creak Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	750	763,635
Arista Metroplitan District;
Series 2018 A, Ref. GO Bonds	4.38%	12/01/2028	1,000	1,031,830
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,281,466
Arkansas (State of) River Power Authority; Series 2006, RB(g)	5.88%	10/01/2021	685	706,084
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. GO Bonds	4.38%	12/01/2032	790	802,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. RB	5.00%	05/15/2025	$525	$ 576,754
Series 2017 A, Ref. RB	5.00%	05/15/2026	475	530,504
Colorado (State of) Health Facilities Authority (Ralston Creek at Arvada); Series 2017 B, RB	4.00%	11/01/2027	4,100	4,017,221
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	150	151,638
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	545	459,876
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, RB	6.50%	01/15/2030	1,500	1,503,555
Series 2010, RB	6.00%	01/15/2034	4,000	4,007,880
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. GO Bonds	5.63%	12/01/2032	1,000	1,062,030
Copper Ridge Metropolitan District; Series 2019, RB	4.00%	12/01/2029	3,300	3,132,624
Copperleaf Metropolitan District No. 2; Series 2015, Ref. GO Bonds	5.25%	12/01/2030	500	516,245
Denver (City & County of), CO; Series 2018 A, RB(f)(h)	5.00%	12/01/2029	1,500	1,904,565
Denver (City & County of), CO (Airport System); Series 1992 C, RB(f)(g)	6.13%	11/15/2025	265	276,429
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(f)	5.00%	10/01/2032	1,500	1,517,940
Denver (City & County of), CO Health & Hospital Authority (550 Acoma, Inc.);
Series 2018, COP	5.00%	12/01/2028	310	376,294
Series 2018, COP	5.00%	12/01/2029	500	603,405
Series 2018, COP	5.00%	12/01/2030	350	419,584
Series 2018, COP	5.00%	12/01/2031	375	446,029
Series 2018, COP	5.00%	12/01/2032	455	536,709
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,375	1,430,811
Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	660,156
Godding Hollow Metropolitan District (In The Town of Frederick); Series 2018, GO Bonds	6.50%	12/01/2034	1,000	1,028,760
Grandby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(e)	4.88%	12/01/2028	920	938,520
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	1,500	1,641,225
Mirabelle Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2039	700	716,821
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.13%	12/01/2031	1,500	1,540,515
North Park Metropolitan District No. 1; Seires 2018 A-2, RB	5.13%	12/01/2028	1,500	1,588,515
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(e)	5.00%	12/01/2040	1,465	1,492,967
Solaris Metropolitan District No. 3; Series 2016 A, Ref. GO Bonds	5.00%	12/01/2036	1,000	1,030,370
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. GO Bonds	5.00%	12/01/2037	500	534,120
Thompson Crossing Metropolitan District No. 4; Series 2019, Ref. GO Bonds	3.50%	12/01/2029	515	510,525
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGM)(d)	3.25%	12/15/2050	1,000	1,070,910
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, GO Bonds(i)	0.00%	12/01/2037	1,055	302,152
				43,603,836

Connecticut–0.31%
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	3,890	4,018,176

Delaware–0.21%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(e)	5.00%	07/01/2028	2,627	2,742,168

District of Columbia–4.02%
District of Columbia (Howard University); Series 2011 A, RB(b)(g)	6.25%	04/01/2021	100	103,472
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	1,365	1,335,120
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,503,345
District of Columbia (Mandarin Oriental Hotel); Series 2002, RB (INS - AGM)(d)	5.25%	07/01/2022	100	100,406
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.50%	05/15/2033	20,950	23,456,877
Series 2001, RB	6.75%	05/15/2040	24,435	25,180,267
				51,679,487

Florida–4.92%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	6.00%	11/15/2029	1,000	900,820
Series 2014, RB	6.00%	11/15/2034	1,500	1,289,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB	7.50%	11/15/2021	$195	$ 194,858
Series 2011 A, RB	8.00%	11/15/2031	900	896,544
Amelia Concourse Community Development District; Series 2019 B-1, RB	5.25%	05/01/2029	1,920	2,049,235
Broward (County of), FL Housing Finance Authority (Golden Villas); Series 2008 B, RB(b)(f)	6.75%	04/01/2025	45	45,192
Broward (County of), FL Housing Finance Authority (Heron Pointe Apartments);
Series 1997 A, RB(f)	5.65%	11/01/2022	10	10,037
Series 1997 A, RB(f)	5.70%	11/01/2029	20	20,087
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB(e)	5.88%	07/01/2040	250	241,883
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.);
Series 2017, RB(e)	5.00%	08/01/2027	500	448,425
Series 2017, RB(e)	5.38%	08/01/2032	1,000	848,470
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(e)	5.00%	12/15/2035	1,085	1,165,691
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 B, RB	4.00%	07/01/2028	750	413,017
Series 2018 B, RB	4.25%	07/01/2033	625	343,031
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(e)	5.00%	07/01/2027	1,000	1,024,510
Capital Trust Agency, Inc. (University Bridge LLC); Series 2018 A, RB(e)	4.00%	12/01/2028	2,200	2,091,254
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(e)	4.00%	10/15/2029	660	674,032
Celebration Community Development District; Series 2002 A, RB (INS - NATL)(d)	5.00%	05/01/2022	25	25,042
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities); Series 2019, RB(e)(f)	5.00%	10/01/2029	1,000	1,121,970
East Homestead Community Development District; Series 2011 B, RB	7.25%	05/01/2021	15	15,275
Florida (State of) Higher Educational Facilities Financial Authority (Nova Southeastern University); Series 2012, Ref. RB(g)	5.00%	04/01/2022	1,000	1,073,560
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2020 C, Ref. RB(e)	4.00%	09/15/2030	470	488,109
Series 2020 C, Ref. RB(e)	5.00%	09/15/2040	400	426,588
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(b)(e)(f)	6.25%	01/01/2024	3,000	2,645,010
Series 2019 A, Ref. RB(b)(e)(f)	6.38%	01/01/2026	1,500	1,308,315
Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	2,925	3,076,661
Jacksonville (City of), FL Economic Development Commission (Metropolitan Parking Solutions);
Series 2005 A, RB (INS - ACA)(d)(f)	5.88%	06/01/2025	6,020	6,042,996
Series 2005 A, RB (INS - ACA)(d)(f)	5.88%	06/01/2031	3,060	3,070,863
Series 2005, RB (INS - ACA)(d)(f)	5.75%	10/01/2024	4,680	4,697,924
Series 2005, RB (INS - ACA)(d)(f)	5.50%	10/01/2030	3,665	3,676,985
Lake (County of), FL (Lakeside at Waterman Village); Series 2018 A, RB(e)	10.00%	10/31/2023	750	859,455
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.00%	07/15/2028	600	629,190
Series 2018 A, RB(e)	5.38%	07/15/2038	1,300	1,312,779
Lee (County of), FL Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	200	204,596
Miami-Dade (County of), FL; Series 2019 A, RB(f)	5.00%	10/01/2049	5,000	6,013,550
Miami-Dade (County of), FL (Miami International Airport); Series 2010 A, Ref. RB	5.25%	10/01/2023	1,000	1,003,500
Orlando (City of), FL Community Redevelopment Agency (Conroy Road District);
Series 2012, Ref. RB	5.00%	04/01/2022	1,520	1,618,314
Series 2012, Ref. RB	5.00%	04/01/2023	1,095	1,162,419
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.); Series 2016, Ref. RB	5.00%	11/15/2032	3,000	3,507,210
Palm Beach (County of), FL Health Facilities Authority (Harbour’s Edge); Series 2004 A, RB	6.00%	11/15/2024	20	20,056
Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	1,150	1,155,704
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2029	2,000	2,216,880
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates);
Series 2019, Ref. IDR	5.00%	01/01/2029	1,225	1,324,629
Series 2019, Ref. IDR	5.00%	01/01/2039	1,750	1,836,327
Santa Rosa (City of), FL Bay Bridge Authority; Series 1996 C, RB (INS - ACA)(d)	6.25%	07/01/2028	191	191,180
				63,382,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–2.24%
Albany (City of) & Dougherty (Country of), GA Payroll Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2026	$810	$ 812,843
Burke (County of), GA Development Authority (Oglethorpe Power Corp.); Series 2017 E, RB(b)	3.25%	02/03/2025	3,000	3,242,670
DeKalb (County of), GA Housing Authority (Baptist Retirement Communities of Georgia, Inc. &
Clairmont Crest, Inc.); Series 2019 A, Ref. RB(e)	4.25%	01/01/2029	1,400	1,250,438
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,900	1,856,794
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2034	2,185	2,717,965
Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(d)	5.00%	12/01/2023	10	10,038
Georgia State Environmental Loan Acquisition Corp.; Series 2011, RB(b)(g)	5.13%	03/15/2021	4,175	4,285,387
Glynn-Brunswick Memorial Hospital Authority;
Series 2020, Ref. RB	4.00%	08/01/2035	500	570,575
Series 2020, Ref. RB	4.00%	08/01/2036	750	851,820
Series 2020, Ref. RB	4.00%	08/01/2038	1,750	1,973,388
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.00%	06/15/2027	500	509,175
Marietta (City of), GA Developing Authority (Life University, Inc.);
Series 2017 A, Ref. RB(e)	5.00%	11/01/2023	2,280	2,371,086
Series 2017 A, Ref. RB(e)	5.00%	11/01/2037	2,000	2,087,140
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	5.75%	12/01/2028	2,630	2,562,462
Series 2018, RB	5.50%	12/01/2028	1,125	1,080,934
Private Colleges & Universities Authority (Mercer University); Series 2012 C, Ref. RB	5.25%	10/01/2027	1,600	1,693,664
Randolph (County of), GA; Series 2012 A, GO Bonds	5.00%	04/01/2022	850	891,786
				28,768,165

Guam–0.36%
Guam (Territory of); Series 2019, GO Bonds(f)	5.00%	11/15/2031	2,695	2,836,595
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,825,890
				4,662,485

Idaho–0.12%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,240	1,199,439
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(e)	4.63%	07/01/2029	185	194,679
Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(f)	6.45%	08/01/2032	130	130,640
				1,524,758

Illinois–9.57%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	1,245	1,265,630
Aurora (City of), IL (River City TIF No. 3); Series 2018 B, Ref. RB	4.50%	12/30/2023	1,520	1,530,534
Bartlett (Village of), IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	1,060	1,045,330
Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2023	425	439,033
Series 2018 A, Ref. RB	5.00%	01/01/2024	455	473,496
Series 2018 A, Ref. RB	5.00%	01/01/2025	485	506,830
Series 2018 A, Ref. RB	5.00%	01/01/2026	505	531,477
Series 2018 A, Ref. RB	5.00%	01/01/2027	530	560,263
Centerpoint Intermodal Center Program Trust; Series 2004 A, RB(b)(e)	4.00%	12/15/2022	1,385	1,392,008
Chicago (City of), IL;
Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,163,170
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,724,370
Chicago (City of), IL (Hearts United Apartments); Series 1999 A, RB (CEP - GNMA)(f)	5.60%	01/01/2041	70	70,411
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(d)(i)	0.00%	12/01/2025	1,000	877,510
Series 2011 A, GO Bonds	5.00%	12/01/2041	205	207,593
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,111,120
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	2,000	2,174,920
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2026	2,000	2,293,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (State of) Board of Education;
Series 2019 A, Ref. GO Bonds(i)	0.00%	12/01/2025	$1,000	$ 860,410
Series 2019 A, Ref. GO Bonds(i)	0.00%	12/01/2026	1,000	827,910
Chicago O’Hare International Airport;
Series 2017 D, RB	5.25%	01/01/2029	1,500	1,845,360
Series 2017 D, RB	5.25%	01/01/2030	3,000	3,667,470
Series 2017 G, RB(f)	5.25%	01/01/2028	250	306,655
Series 2017 G, RB(f)	5.25%	01/01/2029	350	426,559
Series 2017 G, RB(f)	5.25%	01/01/2030	400	484,696
Series 2017 G, RB(f)	5.25%	01/01/2031	350	421,886
Cicero (Town of), IL;
Series 2012, Ref. GO Bonds	5.00%	12/01/2023	1,295	1,425,665
Series 2012, Ref. GO Bonds	5.00%	12/01/2024	1,005	1,105,691
Series 2012, Ref. GO Bonds	5.00%	12/01/2025	725	797,297
Cook (County of), IL; Series 2018, RB(h)	5.25%	11/15/2036	2,250	2,722,568
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.25%	12/01/2022	785	783,783
Hillside (Village of), IL (Mannheim Redevelopment);
Series 2018, Ref. RB	5.00%	01/01/2024	1,220	1,247,316
Series 2018, Ref. RB	5.00%	01/01/2030	2,195	2,246,231
Illinois (State of);
First Series 2001, GO Bonds (INS - NATL)(d)(h)(j)	6.00%	11/01/2026	3,500	4,185,720
Series 2013, GO Bonds	5.50%	07/01/2033	1,500	1,595,835
Series 2014, GO Bonds	5.00%	05/01/2021	860	879,445
Series 2017 D, GO Bonds	5.00%	11/01/2022	5,000	5,268,050
Series 2017 D, GO Bonds	5.00%	11/01/2023	6,500	6,976,775
Series 2017 D, GO Bonds(h)(j)	5.00%	11/01/2023	2,250	2,415,038
Series 2017 D, GO Bonds	5.00%	11/01/2025	4,000	4,432,400
Series 2018 A, GO Bonds(h)(j)	6.00%	05/01/2025	2,500	2,890,075
Series 2020, GO Bonds	5.38%	05/01/2023	1,000	1,084,660
Series 2020, GO Bonds	5.50%	05/01/2030	2,000	2,434,140
Illinois (State of) Finance Authority; Series 2007, RB	5.40%	04/01/2027	140	140,132
Illinois (State of) Finance Authority (Benedictine University);
Series 2013 A, Ref. RB	6.00%	10/01/2028	2,000	2,004,200
Series 2017, Ref. RB	5.00%	10/01/2030	1,000	1,065,410
Series 2017, Ref. RB	5.00%	10/01/2033	1,000	1,048,820
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(f)	8.00%	06/01/2032	11,805	11,809,250
Illinois (State of) Finance Authority (Field Museum); Series 2019, Ref. RB (68% of 1 mo. USD LIBOR + 1.00%)(b)(c)	0.61%	09/01/2022	1,980	1,957,131
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(e)	5.25%	12/01/2025	400	424,136
Illinois (State of) Finance Authority (Lake Forest College); Series 2012 A, RB	5.00%	10/01/2022	300	307,098
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2027	2,065	2,256,942
Illinois (State of) Finance Authority (Mercy Health System); Series 2016, Ref. RB	5.00%	12/01/2026	2,700	3,260,439
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,158,485
Illinois (State of) Finance Authority (Navistar International Corp.); Series 2020, Ref. RB(b)(e)	4.75%	08/01/2030	1,000	1,027,840
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	685	445,250
Series 2016 A, RB	6.33%	05/15/2048	336	218,237
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(g)	5.25%	08/15/2023	455	490,404
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	5.00%	05/15/2025	250	259,907
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	2,001,020
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	425	485,579
Series 2017, Ref. RB	5.00%	08/01/2028	500	567,480
Series 2017, Ref. RB	5.00%	08/01/2029	325	367,029
Series 2017, Ref. RB	5.00%	08/01/2030	380	426,668
Series 2017, Ref. RB	5.00%	08/01/2031	375	419,066
Series 2017, Ref. RB	5.00%	08/01/2033	470	519,740
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,795	1,698,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Housing Development Authority (Lifelink Developments); Series 2006, RB (CEP - GNMA)(f)	4.70%	10/20/2026	$700	$ 702,058
Illinois (State of) Medical District Commission;
Series 2002, COP (INS - NATL)(d)	5.13%	06/01/2026	50	50,129
Series 2002, COP (INS - NATL)(d)	5.25%	06/01/2032	140	140,311
Illinois (State of) Sports Facilities Authority (The); Series 2019, Ref. RB (INS - BAM)(d)	5.00%	06/15/2029	1,000	1,244,230
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	304	305,864
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	1,000	967,210
Quad Cities Regional Economic Development Authority (Augustana College);
Series 2012, Ref. RB	5.00%	10/01/2023	295	313,151
Series 2012, Ref. RB	5.00%	10/01/2024	275	291,258
Series 2012, Ref. RB	5.00%	10/01/2025	445	469,973
Series 2012, Ref. RB	5.00%	10/01/2026	400	420,712
Series 2012, Ref. RB	5.00%	10/01/2027	450	472,194
Regional Transportation Authority; Series 2018 B, RB(h)	5.00%	06/01/2030	3,000	3,756,870
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2032	5,000	5,888,350
St. Clair County School District No. 189 (East St. Louis);
Series 2011, GO Bonds	5.25%	01/01/2021	1,000	1,008,340
Series 2011, GO Bonds	5.38%	01/01/2022	1,000	1,006,160
Series 2011, GO Bonds	5.50%	01/01/2023	1,540	1,549,687
Yorkville (United City of), IL (United City Special Services Area); Series 2013, Ref. RB	4.60%	03/01/2025	1,480	1,472,881
				123,117,287

Indiana–1.52%
Allen (County of), IN Economic Development (StoryPoint Fort Wayne); Series 2017, RB (Acquired 01/26/2017; Cost $496,389)(e)	6.63%	01/15/2034	500	474,185
Carmel (City of), IN (Barrington Carmel); Series 2012 A, RB(a)	7.00%	11/15/2027	372	3,715
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	400	396,808
Indiana (State of) Finance Authority (Butler University); Series 2012 A, Ref. RB	5.00%	02/01/2022	500	529,825
Indiana (State of) Finance Authority (Deaconess Health System); Series 2011 A, Ref. RB(b)	6.00%	03/01/2021	7,220	7,408,803
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(e)	5.50%	07/01/2028	960	997,824
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2012 B, RB	3.00%	11/01/2030	2,000	2,065,820
Series 2012 C, RB	3.00%	11/01/2030	2,000	2,065,820
Lake County 2000 Building Corp.; Series 2012, RB	5.00%	02/01/2024	4,800	4,984,176
Mishawaka (City of), IN; Series 2017, RB(e)	5.10%	01/01/2032	615	602,018
				19,528,994

Iowa–0.73%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	600	587,322
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	660	641,104
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB	5.25%	12/01/2025	1,000	1,046,960
Series 2013, RB(e)	5.88%	12/01/2026	2,460	2,560,688
Series 2013, Ref. RB(b)	5.25%	12/01/2033	1,540	1,600,630
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,272,300
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.);
Series 2018, RB	4.45%	08/01/2028	625	635,462
Series 2018, RB	5.00%	08/01/2033	500	509,345
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, RB	5.60%	06/01/2034	500	507,370
				9,361,181

Kansas–0.84%
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2027	1,440	1,578,139
Pittsburg (City of), KS (North Broadway - Pittsburg Town Center); Series 2006, RB	4.80%	04/01/2027	370	297,535
Wichita (City of), KS (Kansas Masonic Home);
Series 2016 II-A, RB	4.25%	12/01/2024	500	491,965
Series 2016 II-A, RB	5.00%	12/01/2031	1,800	1,778,526
Series 2016 II-A, RB	5.25%	12/01/2036	1,000	998,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Wichita (City of), KS (Larksfield Place); Series 2013 III, Ref. RB	7.13%	12/15/2036	$1,000	$ 1,070,740
Wichita (City of), KS (Presbyterian Manors Obligated Group); Series 2019, Ref. RB	4.00%	05/15/2023	655	657,299
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2028	935	983,106
Series 2018 I, Ref. RB	5.00%	05/15/2033	500	511,510
Series 2019, Ref. RB	5.00%	05/15/2026	1,110	1,162,581
Series 2019, Ref. RB	5.00%	05/15/2027	1,165	1,223,052
				10,753,283

Kentucky–0.42%
Ashland Kentucky (Ashland Hospital Corp. d/b/a King’s Daughters Medical Center); Series 2016 A, Ref. RB	5.00%	02/01/2029	1,000	1,140,010
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	790	871,820
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	265	266,164
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2032	1,000	1,080,000
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	600	593,736
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2020 A, RB	4.00%	10/01/2040	1,300	1,480,544
				5,432,274

Louisiana–1.99%
Calcasieu Parish Industrial Development Board, Inc. (Citgo Petroleum Corp.); Series 1993, RB(f)	6.00%	07/01/2023	70	70,098
Louisiana (State of) Housing Finance Agency (GMF-Louisiana Chateau); Series 2009 A, RB	6.00%	09/01/2020	430	430,000
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha) (Green Bonds); Series 2018, Ref. RB(e)	5.38%	11/01/2038	2,000	2,158,020
Louisiana (State of) Local Government Environmental Facilities and Community Development Authority (Vermilion (Parish of), LA Gomesa) (Green Bonds); Series 2019, RB(e)	4.63%	11/01/2038	2,080	2,137,554
Louisiana Housing Corp.; Series 2009 A, RB	7.25%	09/01/2039	360	333,853
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2034	540	656,116
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2036	1,115	1,342,427
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2037	755	905,675
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2038	475	568,219
Series 2018 B, Ref. RB (INS - AGM)(d)	5.00%	10/01/2032	1,000	1,227,200
Series 2018 B, Ref. RB (INS - AGM)(d)	5.00%	10/01/2033	715	872,200
Series 2018 B, Ref. RB (INS - AGM)(d)	5.00%	10/01/2034	515	625,741
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2011, RB(b)(e)	5.85%	06/01/2025	4,000	4,385,600
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(b)	2.10%	07/01/2024	1,000	1,005,500
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. RB	5.50%	05/15/2030	5,155	5,165,052
Series 2013 A, Ref. RB	5.25%	05/15/2035	3,410	3,677,412
				25,560,667

Maine–0.13%
Maine (State of) Finance Authority (Supplemental Education Loan Program);
Series 2017 A-1, RB (INS - AGC)(d)(f)	5.00%	12/01/2022	500	541,295
Series 2017 A-1, RB (INS - AGC)(d)(f)	5.00%	12/01/2023	100	111,754
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	7.50%	07/01/2032	1,000	1,034,350
				1,687,399

Maryland–0.24%
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	4.00%	09/01/2027	425	439,811
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(e)	4.00%	02/15/2028	500	512,655
Howard (County of), MD (Vantage House Facility);
Series 2016, Ref. RB	5.00%	04/01/2021	85	85,636
Series 2017, Ref. RB	5.00%	04/01/2021	132	132,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(e)	5.00%	07/01/2027	$400	$ 434,656
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Medical Institutions Parking Facilities); Series 1996, Ref. RB (INS - AMBAC)(d)	5.50%	07/01/2026	60	60,117
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(e)(f)	4.00%	07/01/2024	1,360	1,421,227
				3,087,090

Massachusetts–1.27%
Collegiate Charter School of Lowell;
Series 2019, RB	5.00%	06/15/2029	490	518,170
Series 2019, RB	5.00%	06/15/2039	1,000	1,027,720
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	3.60%	10/01/2023	200	210,248
Series 2018, Ref. RB	3.75%	10/01/2024	250	265,152
Series 2018, Ref. RB	4.00%	10/01/2025	200	214,970
Series 2018, Ref. RB	4.00%	10/01/2026	100	107,243
Series 2018, Ref. RB	4.00%	10/01/2027	150	160,685
Series 2018, Ref. RB	4.25%	10/01/2028	320	345,171
Series 2018, Ref. RB	4.38%	10/01/2029	385	415,723
Series 2018, Ref. RB	4.50%	10/01/2030	690	745,745
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2007 E, RB(g)	5.00%	07/15/2022	1,705	1,709,689
Series 2007 E, RB(g)	5.00%	07/15/2027	3,245	3,252,723
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	671,247
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(e)	5.00%	11/15/2033	1,500	1,537,425
Massachusetts (Commonwealth of) Development Finance Agency (Plantation Apartments L.P.); Series 2004 A, RB (LOC - Fleet National Bank)(f)(k)	5.00%	12/15/2024	1,400	1,415,876
Massachusetts (Commonwealth of) Health & Educational Facilities Authority; Series 2007 E, RB(g)	5.00%	07/15/2032	955	956,920
Massachusetts (Commonwealth of) Health & Educational Facilities Authority (Milford Regional Medical Center); Series 2007 E, Ref. RB(g)	5.00%	07/15/2037	2,750	2,754,895
				16,309,602

Michigan–1.91%
Advanced Technology Academy;
Series 2019, Ref. RB	3.88%	11/01/2029	810	799,203
Series 2019, Ref. RB	5.00%	11/01/2034	400	420,380
Detroit (City of), MI;
Series 2018, GO Bonds	5.00%	04/01/2023	1,000	1,044,960
Series 2018, GO Bonds	5.00%	04/01/2026	1,000	1,082,290
Ecorse (City of), MI; Series 2011, GO Bonds	5.80%	11/01/2026	2,310	2,438,182
Michigan (State of) Finance Authority (Cesar Chavez Academy);
Series 2019, Ref. RB	3.25%	02/01/2024	400	401,664
Series 2019, Ref. RB	4.00%	02/01/2029	700	726,334
Series 2019, Ref. RB	5.00%	02/01/2033	830	899,139
Michigan (State of) Finance Authority (Lawrence Technological University); Series 2017, Ref. RB	5.25%	02/01/2027	4,225	4,523,496
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2003 B-2, RB	6.00%	11/01/2023	40	40,187
Michigan (State of) Finance Authority (McLaren Health Care); Series 2012 A, Ref. RB	5.00%	06/01/2025	20	21,479
Michigan (State of) Finance Authority (Universal Learning Academy);
Series 2018, Ref. RB	5.00%	11/01/2023	300	308,226
Series 2018, Ref. RB	5.50%	11/01/2028	500	557,445
Series 2018, Ref. RB	6.00%	11/01/2032	500	561,660
Michigan (State of) Strategic Fund (I-75 Improvement Project); Series 2018, RB(f)	5.00%	12/31/2033	2,000	2,311,280
Michigan (State of) Strategic Fund (I-85 Improvement Project); Series 2018, RB(f)	5.00%	12/31/2032	1,730	2,018,668
Michigan (State of) Tobacco Settlement Finance Authority;
Series 2007 A, RB	6.00%	06/01/2034	1,000	1,002,920
Series 2007 A, RB	6.00%	06/01/2048	2,400	2,411,880
Negaunee (City of), MI; Series 2002, Ref. RB (INS - AGM)(d)	4.80%	01/01/2027	50	50,742
Summit Academy North; Series 2016, Ref. RB	4.00%	11/01/2021	1,080	1,088,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB(e)	5.00%	07/01/2026	$1,835	$ 1,844,230
				24,552,519

Minnesota–1.62%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.00%	12/01/2033	1,250	1,192,775
Dakota (County of), MN Community Development Agency (Sanctuary at Est St. Paul); Series 2015, RB	5.75%	08/01/2030	1,130	1,159,730
Deephaven (City of), MN (Seven Hills Preparatory Academy);
Series 2017, RB	4.38%	10/01/2027	245	252,891
Series 2017, RB	5.00%	10/01/2037	1,000	1,020,650
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,680	1,809,780
Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	1,163,678
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(e)	5.50%	07/01/2027	590	645,171
Series 2017 A, RB(e)	6.00%	07/01/2032	1,080	1,199,059
Minnetonka (City of), MN (Preserve at Shady Oak); Series 2018 C, Ref. RB	4.50%	03/01/2033	250	234,283
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2015, RB	5.00%	12/01/2021	470	477,586
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, Ref. RB(b)(e)	6.00%	07/01/2027	2,000	2,083,840
St. Paul (City of), MN Housing & Redevelopment Authority; Series 2018 B, RB(b)	3.75%	09/01/2020	3,320	3,320,000
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(e)	5.25%	07/01/2033	140	151,579
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	290	299,953
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, RB	5.50%	09/01/2043	1,000	1,011,350
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	1,000	1,088,570
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom
East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	243,653
Series 2018, Ref. RB	4.13%	10/01/2033	250	244,183
St. Paul Park (City of), MN (Presbyterian Homes Bloomington);
Series 2017, Ref. RB	3.80%	09/01/2029	350	359,408
Series 2017, Ref. RB	3.90%	09/01/2030	565	580,583
Series 2017, Ref. RB	4.00%	09/01/2031	585	601,988
Series 2017, Ref. RB	4.00%	09/01/2032	400	410,556
Series 2017, Ref. RB	4.10%	09/01/2033	500	514,110
Wayzata (City of), MN (Folkstone Senior Living Co.); Series 2019, Ref. RB	5.00%	08/01/2035	100	106,124
West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	4.00%	11/01/2030	650	627,295
				20,798,795

Mississippi–0.14%
Mississippi (State of) Development Bank (Hospital Construction & Ref.); Series 2014, Ref. RB	5.00%	09/01/2030	720	821,794
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,000	985,720
				1,807,514

Missouri–1.99%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	545	523,903
Branson (City of), MO Industrial Development Authority (Branson Shoppes Redevelopment);
Series 2017 A, Ref. RB	4.00%	11/01/2025	1,440	1,462,118
Series 2017 A, Ref. RB	4.00%	11/01/2026	750	760,103
Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2028	30	30,104
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(e)	4.50%	12/01/2029	2,005	2,043,175
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District);
Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	410	415,888
Series 2016 A, Ref. RB(e)	5.00%	04/01/2036	2,000	2,003,480
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(e)	4.38%	02/01/2031	1,000	1,036,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. IDR	5.00%	05/15/2026	$1,000	$ 1,052,050
Series 2017 A, Ref. IDR	5.00%	05/15/2027	800	844,176
Series 2017, Ref. RB	5.00%	05/15/2023	1,000	1,032,050
Series 2017, Ref. RB	5.00%	05/15/2024	1,500	1,561,020
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.20%	11/01/2022	35	34,786
Maryland Heights (City of), MO (Westport Plaza Redevelopment);
Series 2020, RB	3.63%	11/01/2031	1,750	1,747,550
Series 2020, RB	4.13%	11/01/2038	2,500	2,500,075
Missouri (State of) Development Finance Board (Crackneck Creek); Series 2013 B, Ref. RB	4.13%	03/01/2029	75	75,157
Northpark Lane Community Improvement District; Series 2018, RB	4.50%	11/01/2036	1,380	1,391,633
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	4.25%	10/01/2034	1,325	1,269,323
St. Louis (City of), MO (Lambert-St. Louis International Airport); Series 2012, Ref. RB(f)	5.00%	07/01/2021	1,165	1,204,424
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Kiel Opera House); Series 2019, Ref. RB	3.88%	10/01/2035	2,750	2,429,157
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2025	1,000	1,084,440
Series 2018 A, RB	5.00%	09/01/2026	1,000	1,094,660
				25,595,442

Montana–0.02%
Crow (Tribe of) Finance Authority; Series 1997 A, RB(e)(f)	5.70%	10/01/2027	275	281,993

Nebraska–0.44%
Central Plains Energy Project (No. 4); Series 2018, RB(b)	5.00%	01/01/2024	5,000	5,649,750

Nevada–0.30%
Clark (County of), NV (Special Improvement District No. 132); Series 2012, Ref. RB	5.00%	02/01/2021	110	110,944
Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB(e)	4.50%	12/15/2029	710	729,795
Las Vegas (City of), NV Special Improvement District No. 607;
Series 2013, Ref. RB	5.00%	06/01/2022	325	339,534
Series 2013, Ref. RB	5.00%	06/01/2023	310	330,953
Series 2013, Ref. RB	5.00%	06/01/2024	120	130,529
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	4.75%	12/01/2040	350	370,359
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB(e)	5.00%	07/15/2027	335	364,252
Series 2017 A, RB(e)	5.00%	07/15/2037	500	529,020
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(e)	2.75%	06/15/2028	1,000	980,000
				3,885,386

New Hampshire–0.39%
New Hampshire (State of) Business Finance Authority; Series 2020 A, Ref. RB(b)(e)	3.63%	07/02/2040	260	261,425
New Hampshire (State of) Business Finance Authority (Green Bonds); Series 2020 B, Ref. RB(b)(e)(f)	3.75%	07/02/2040	420	422,201
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,585,000)(e)	5.25%	07/01/2027	1,585	1,427,229
Series 2017 B, RB (Acquired 06/12/2017; Cost $1,455,000)(e)	4.13%	07/01/2024	1,455	1,325,097
New Hampshire Business Finance Authority (Convanta); Series 2018 A, Ref. RB(e)(f)	4.00%	11/01/2027	1,500	1,553,160
				4,989,112

New Jersey–5.20%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(d)	5.75%	11/01/2028	180	227,180
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(d)(h)(j)	5.50%	09/01/2022	3,000	3,261,300
Series 2012 II, Ref. RB	5.00%	03/01/2023	1,500	1,582,980
Series 2012, Ref. RB	5.00%	06/15/2025	600	619,986
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,672,485
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.); Series 2019 A, RB(e)	5.00%	06/15/2039	825	864,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(f)	5.25%	09/15/2029	$3,000	$ 3,070,380
Series 2012, RB(f)	5.75%	09/15/2027	200	198,046
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(e)	5.13%	11/01/2029	215	229,235
New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(e)	5.00%	07/01/2027	395	421,303
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(e)	4.75%	10/01/2028	1,650	1,716,775
New Jersey (State of) Economic Development Authority (New Jersey Transportation Bonds); Series 2020 A, RB	5.00%	11/01/2030	3,225	3,909,377
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	560	687,691
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2022	215	219,466
Series 2012 C, RB	5.00%	07/01/2032	1,385	1,401,565
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. RB (SIFMA Municipal Swap Index + 1.60%)(c)	1.68%	03/01/2028	1,000	975,260
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(e)	4.25%	09/01/2027	210	218,667
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2018 B, Ref. RB(f)	5.00%	12/01/2026	1,000	1,186,570
Series 2018 B, Ref. RB(f)	5.00%	12/01/2027	1,000	1,203,900
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(i)	0.00%	12/15/2028	715	573,523
Series 2008 A, RB(i)	0.00%	12/15/2035	1,000	604,190
Series 2009 A, RB(i)	0.00%	12/15/2032	1,465	1,000,024
Series 2010 A, RB (INS - BAM)(d)(i)	0.00%	12/15/2028	4,850	4,000,086
Series 2010 A, RB(i)	0.00%	12/15/2031	1,575	1,123,825
Series 2013 AA, RB	5.25%	06/15/2031	1,150	1,247,612
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,149,100
Series 2018 A, Ref. RN(h)(j)	5.00%	06/15/2029	1,000	1,163,110
Series 2018 A, Ref. RN(h)(j)	5.00%	06/15/2030	2,845	3,289,361
Series 2018 A, Ref. RN(h)(j)	5.00%	06/15/2031	4,680	5,383,076
Series 2019, Ref. RB	5.00%	12/15/2033	2,850	3,408,913
New Jersey Turnpike Authority; Series 2017 XF0574, Revenue Ctfs.(h)	4.00%	01/01/2035	10,000	10,799,800
Tobacco Settlement Financing Corp.; Series 2018 B, Ref. RB	3.20%	06/01/2027	9,325	9,525,860
				66,934,801

New Mexico–0.16%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 C, RB	2.25%	07/01/2023	1,525	1,484,450
Santa Fe (City of), NM (El Castillo Retirement); Series 2019, RB	2.25%	05/15/2024	650	631,462
				2,115,912

New York–10.03%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB(e)	5.00%	10/01/2028	530	549,976
Series 2018, Ref. RB(e)	5.00%	10/01/2038	2,445	2,439,132
Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB(e)(f)	5.25%	12/31/2033	2,000	2,123,100
Series 2019, Ref. RB(e)(f)	5.50%	12/31/2040	5,000	5,251,650
Metropolitan Transportation Authority;
Series 2012 G-3, Ref. RB (SIFMA Municipal Swap Index + 0.43%)(b)(c)	0.51%	02/01/2025	10,500	9,488,430
Series 2020 A-2, RB	4.00%	02/01/2022	2,500	2,544,900
Series 2020-XL0131, Ctfs. (INS - AGM)(d)(h)	4.00%	11/15/2043	10,000	11,232,600
Subseries 2005 D-2, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(k)(l)	0.05%	11/01/2035	2,000	2,000,000
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, RB	6.50%	01/01/2032	1,000	846,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, RB (INS - NATL)(d)(f)	5.75%	12/01/2022	$3,070	$ 3,111,233
Series 1997 6, RB (INS - NATL)(d)(f)	5.75%	12/01/2025	5,055	5,122,939
Series 2010 8, RB	6.50%	12/01/2028	40,000	40,537,200
New York (City of), NY Industrial Development Agency (Liberty 123 Wash); Series 2007, VRD RB (LOC - Bank Of China, Ltd.)(k)(l)	0.06%	10/01/2042	1,900	1,900,000
New York City Transitional Finance Authority Building Aid Revenue; Series 2017 XF0561, Ref. Revenue Ctfs.(h)	5.00%	07/15/2036	11,000	13,450,360
New York Counties Tobacco Trust II; Series 2001, RB	5.63%	06/01/2035	230	230,883
New York Counties Tobacco Trust III; Series 2003, RB	6.00%	06/01/2043	300	300,540
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	1,690	1,815,922
Series 2016 A, Ref. RB	6.00%	06/01/2043	3,935	4,319,804
New York State Environmental Facilities Corp.; Series 2020, RB(b)	2.75%	09/02/2025	1,000	1,008,880
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(f)	5.25%	08/01/2031	3,500	3,626,420
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(f)	5.00%	08/01/2026	6,710	6,736,437
Series 2016, Ref. RB(f)	5.00%	08/01/2031	1,500	1,498,680
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(f)	5.00%	01/01/2023	2,000	2,095,900
Series 2018, RB(f)	5.00%	01/01/2030	2,000	2,213,820
New York Transportation Development Corp. (Laguardia Airport Terminal B Redevelopment); Series 2018, RB(f)	5.00%	01/01/2022	925	954,304
Public Housing Capital Fund Revenue Trust I; Series 2012, RB(e)	4.50%	07/01/2022	862	876,261
Public Housing Capital Fund Revenue Trust II; Series 2012, RB(e)	4.50%	07/01/2022	260	265,253
Public Housing Capital Fund Revenue Trust III; Series 2012, RB(e)	5.00%	07/01/2022	1,450	1,457,992
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(m)	5.00%	07/01/2027	1,000	550,000
Series 2013 A, RB(m)	5.00%	07/01/2032	1,000	550,000
				129,099,156

North Carolina–0.37%
North Carolina (State of) Medical Care Commission (Salemtowne); Series 2018 B-1, RB	4.00%	10/01/2025	4,775	4,778,295

North Dakota–0.26%
Burleigh (County of), ND (Missouri Slope North Campus); Series 2020, RN	3.00%	11/01/2021	2,200	2,154,878
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	1,200	1,220,076
				3,374,954

Ohio–3.90%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	4.00%	06/01/2039	815	946,924
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	5,000	5,531,050
Butler (County of), OH Port Authority (StoryPoint Fairfield); Sr. Series 2017 A-1, RB (Acquired 06/02/2017-02/28/2019; Cost $1,016,250)(e)	6.25%	01/15/2034	1,000	948,340
Cleveland (City of) & Cuyahoga (County of), OH Port Authority; Series 2010, RB	6.00%	11/15/2035	1,000	1,011,460
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2029	600	649,716
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(f)	5.38%	09/15/2027	450	450,441
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.00%	02/15/2031	2,500	2,907,150
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB	8.00%	07/01/2042	3,845	4,200,316
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	615	589,810
Series 2004, RB	6.40%	02/15/2034	1,950	1,689,890
Lorain (County of), OH Port Authority (Kendal at Oberlin); Series 2013 A, Ref. RB	5.00%	11/15/2030	1,500	1,633,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Lucas Metropolitan Housing Authority;
Series 2012, RB	5.25%	09/01/2022	$205	$ 220,490
Series 2012, RB	5.25%	09/01/2023	260	279,838
Series 2012, RB	5.25%	09/01/2024	275	295,691
Series 2012, RB	5.25%	09/01/2025	290	310,651
Series 2012, RB	5.25%	09/01/2026	305	325,789
Series 2012, RB	5.25%	09/01/2027	320	341,187
Montgomery (County of), OH (Premier Health Partners); Series 2019 A, Ref. RB	4.00%	11/15/2038	4,470	4,850,621
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2021	365	370,723
Ohio (State of);
Series 2017 XF0573, Ref. Revenue Ctfs.(h)	4.00%	01/01/2036	8,675	10,060,137
Series 2018, Ref. RB(e)	5.00%	12/01/2023	4,185	4,469,831
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(f)	5.00%	12/31/2025	340	400,251
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR(a)(b)	4.25%	09/15/2021	1,975	1,989,813
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2019 A, Ref. PCR	3.25%	09/01/2029	2,000	2,123,960
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC);
Series 2017, RB(e)(f)	3.75%	01/15/2028	1,180	1,276,972
Series 2017, RB(e)(f)	4.25%	01/15/2038	250	265,920
Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program); Series 1999 A1, RB (CEP - GNMA)(f)	5.25%	09/01/2030	15	15,041
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(e)	5.13%	01/01/2032	500	495,940
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	805	806,038
Toledo-Lucas (County of), OH Port Authority (StoryPoint Waterville); Series 2016 A-1, RB (Acquired 02/03/2017; Cost $221,063)(e)	6.13%	01/15/2034	225	213,374
Youngstown (City of), OH Metropolitan Housing Authority;
Series 2014, RB	3.00%	12/15/2020	190	190,146
Series 2014, RB	3.20%	06/15/2023	100	100,086
Series 2014, RB	4.00%	12/15/2024	210	210,263
				50,171,779

Oklahoma–0.41%
Comanche (County of), OK Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	165	169,912
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,095,790
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. RB(a)(n)	5.25%	01/01/2022	158	1,582
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017 A, RB(a)	5.00%	08/01/2037	1,650	660,000
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(a)	4.75%	11/01/2023	978	2,445
Tulsa (City of), OK Municipal Airport Trust; Series 2001 B, Ref. RB(f)	5.50%	12/01/2035	2,000	2,022,140
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(f)	5.00%	06/01/2025	1,340	1,352,288
				5,304,157

Oregon–0.01%
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	125	125,200
Oregon (State of) (Elderly & Disabled Housing); Series 1993 C, Ref. GO Bonds(f)	5.65%	08/01/2026	20	20,072
				145,272

Pennsylvania–3.66%
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	3,000	2,857,410
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB	5.60%	07/01/2023	725	652,500
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2017, Ref. RB(e)	5.00%	05/01/2027	2,750	3,074,390
Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(e)	5.00%	05/01/2023	570	601,652
Series 2018, RB(e)	5.00%	05/01/2028	1,250	1,389,225
Series 2018, RB(e)	5.00%	05/01/2033	500	532,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone); Series 2018, RB(e)	4.38%	03/01/2028	$275	$ 276,810
Delaware Valley Regional Finance Authority; Series 1997 B, RB (INS - AMBAC)(d)	5.70%	07/01/2027	1,000	1,284,670
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2028	630	672,935
Series 2018, Ref. RB	5.00%	12/01/2030	910	962,844
Lancaster (County of), PA Hospital Authority (Moravian Manors, Inc.); Series 2019 B, Ref. RB	2.88%	12/15/2023	1,950	1,921,354
Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(d)	5.00%	11/15/2029	5,000	6,016,950
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB(m)(n)	5.00%	12/31/2023	350	87,535
Series 2013, RB(m)(n)	5.00%	12/31/2023	107	26,667
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,535,205
Pennsylvania (Commonwealth of) Economic Development Financing Authority (CarbonLite P, LLC); Series 2019, RB(e)(f)	5.25%	06/01/2026	2,000	1,994,920
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. RB	6.40%	12/01/2038	3,250	2,674,587
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Ursinus College);
Series 2012 A, Ref. RB	5.00%	01/01/2025	785	807,058
Series 2019, RB(h)	4.00%	08/15/2049	7,500	8,552,400
Series 2019, RB(h)	5.00%	08/15/2049	2,500	3,098,100
Philadelphia (City of), PA; Series 2010 A, RB	5.25%	06/15/2030	890	896,764
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.);
Series 2019 A, RB	4.00%	06/15/2029	765	774,830
Series 2019 A, RB	5.00%	06/15/2039	920	940,792
Philadelphia (City of), PA Authority for Industrial Development (La Salle University);
Series 2017, Ref. RB	5.00%	05/01/2027	1,735	1,904,631
Series 2017, Ref. RB	5.00%	05/01/2028	1,810	1,987,851
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,027,290
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living); Series 2017, Ref. RB	5.00%	07/01/2031	500	516,910
				47,069,090

Puerto Rico–12.10%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	5,540	5,574,126
Series 2002, RB	5.50%	05/15/2039	9,315	9,372,380
Series 2002, RB	5.63%	05/15/2043	145	145,737
Puerto Rico (Commonwealth of);
Series 2004 A, GO Bonds (INS - NATL)(d)	5.25%	07/01/2021	655	658,301
Series 2007 A, GO Bonds (INS - AGC)(d)	5.00%	07/01/2023	100	100,666
Series 2008 A, Ref. GO Bonds(a)	5.13%	07/01/2024	15,580	11,042,325
Series 2011 A, Ref. GO Bonds (INS - AGM)(d)	5.25%	07/01/2024	515	529,291
Series 2011 A, Ref. GO Bonds (INS - AGM)(d)	6.00%	07/01/2033	300	303,180
Series 2011 E, Ref. GO Bonds(a)	6.00%	07/01/2029	12,765	8,616,375
Series 2012 A, Ref. GO Bonds(a)	5.50%	07/01/2026	140	92,400
Series 2012 A, Ref. GO Bonds(a)	5.50%	07/01/2027	2,160	1,425,600
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	1,235	1,318,313
Series 2008 A, RB	6.00%	07/01/2038	500	508,125
Series 2008 A, RB	6.00%	07/01/2044	1,000	1,016,250
Series 2012 A, RB	5.00%	07/01/2021	795	815,805
Series 2012 A, RB	5.25%	07/01/2029	2,880	2,991,600
Series 2012 A, RB	5.25%	07/01/2042	5,000	5,143,750
Puerto Rico (Commonwealth of) Commonwealth Aqueduct & Sewer Authority; Series 2008 A, RB (INS - AGC)(d)	5.00%	07/01/2025	1,000	1,007,080
Puerto Rico (Commonwealth of) Convention Center District Authority; Series 2006 A, RB (INS - AGC)(d)	5.00%	07/01/2027	80	80,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(d)	5.00%	07/01/2023	$2,500	$ 2,516,225
Series 2005 RR, RB (INS - NATL)(d)	5.00%	07/01/2022	550	552,662
Series 2005 RR, RB (INS - SGI)(d)	5.00%	07/01/2025	100	100,012
Series 2005 RR, RB (INS - AGC)(d)	5.00%	07/01/2026	155	156,097
Series 2005 SS, Ref. RB (INS - NATL)(d)	5.00%	07/01/2021	2,000	2,009,680
Series 2005 SS, Ref. RB (INS - NATL)(d)	5.00%	07/01/2023	1,000	1,006,490
Series 2007 TT, RB (INS - NATL)(d)	5.00%	07/01/2026	165	166,346
Series 2007 TT, RB(a)	5.00%	07/01/2032	1,990	1,373,100
Series 2007 TT, RB(a)	5.00%	07/01/2037	500	345,000
Series 2007 UU, Ref. RB (INS - AGM)(d)	5.00%	07/01/2023	10	10,067
Series 2007 UU, Ref. RB (INS - AGC)(d)	5.00%	07/01/2026	1,435	1,445,160
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2025	1,705	1,756,116
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2030	1,000	1,029,250
Series 2010 AAA-RSA-1, RB(a)	5.25%	07/01/2028	5,685	3,929,756
Series 2010 CCC, RB(a)	5.25%	07/01/2026	6,565	4,538,056
Series 2010 DDD, Ref. RB (INS - AGM)(d)	5.00%	07/01/2023	40	40,106
Series 2010 XX, RB(a)	5.25%	07/02/2040	1,875	1,296,094
Series 2010 XX-RSA-1, RB(a)	5.25%	07/01/2027	250	172,813
Series 2010 ZZ-RSA-1, Ref. RB(a)	5.25%	07/01/2025	1,180	815,675
Series 2016 E-1, RB(a)	10.00%	01/01/2021	899	687,066
Series 2016 E-2, RB(a)	10.00%	07/01/2021	900	687,066
Series 2016 E-2, RB(a)	10.00%	01/01/2022	300	229,021
Series 2016 E-4, RB(a)	10.00%	07/01/2022	1,589	1,213,819
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 E, RB (INS - AGM)(d)	5.50%	07/01/2023	530	567,974
Series 2003, RB (INS - FGIC)(d)(m)	5.75%	07/01/2021	530	428,373
Series 2004 J, RB (INS - NATL)(d)	5.00%	07/01/2029	475	478,496
Series 2005 BB, Ref. RB (INS - AGM)(d)	5.25%	07/01/2022	230	243,407
Series 2007 CC, Ref. RB (INS - NATL)(d)	5.50%	07/01/2029	15	15,719
Series 2007 N, Ref. RB(a)	5.50%	07/01/2021	1,045	462,413
Puerto Rico (Commonwealth of) Industrial Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 2000, RB(f)	6.63%	06/01/2026	7,310	7,565,850
Series 2012, Ref. RB	5.00%	10/01/2021	450	464,202
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB(a)	6.25%	10/01/2024	2,465	745,662
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(d)	5.25%	08/01/2021	265	266,929
Series 2002 A, RB (INS - AGM)(d)	5.00%	08/01/2027	1,605	1,616,363
Series 2005 A, RB (INS - AGM)(d)	5.00%	08/01/2022	50	50,313
Series 2005 A, RB (INS - AGM)(d)	5.00%	08/01/2030	305	306,922
Series 2005 B, Ref. RB (INS - AGC)(d)	5.25%	07/01/2021	30	30,841
Series 2005 C, Ref. RB (INS - AGC)(d)	5.25%	08/01/2022	40	42,432
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2007 M-2, Ref. RB (INS - AMBAC)(d)	10.00%	07/01/2035	190	201,702
Series 2007 M-3, Ref. RB (INS - NATL)(d)	6.00%	07/01/2024	500	513,000
Series 2007 N, RB(a)	5.00%	07/01/2037	2,125	1,641,562
Series 2009 P, Ref. RB(a)	6.13%	07/01/2023	500	400,000
Series 2009 P, Ref. RB(a)	6.25%	07/01/2026	2,905	2,345,787
Series 2011 S, RB(a)	5.50%	07/01/2023	135	102,938
Series 2011 S, RB(a)	5.88%	07/01/2039	1,245	964,875
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2002 D, Ref. RB(a)	5.25%	07/01/2027	760	593,750
Series 2002 F, Ref. RB (INS - AGC)(d)	5.25%	07/01/2025	50	54,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Public Finance Corp.;
Series 2011 A, RB(a)	6.50%	08/01/2028	$37,400	$ 688,160
Series 2011 B, RB(a)	6.00%	08/01/2024	10,675	196,420
Series 2011 B, RB(a)	6.00%	08/01/2025	17,475	321,540
Series 2011 B, RB(a)	6.00%	08/01/2026	6,495	119,508
Series 2011 B, RB(a)	5.50%	08/01/2031	54,770	1,007,768
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(i)	0.00%	07/01/2024	539	497,928
Series 2018 A-1, RB(i)	0.00%	07/01/2027	1,027	872,529
Series 2018 A-1, RB(i)	0.00%	07/01/2029	1,003	796,392
Series 2018 A-1, RB(i)	0.00%	07/01/2031	4,146	3,055,768
Series 2018 A-1, RB(i)	0.00%	07/01/2033	6,719	4,554,340
Series 2018 A-1, RB	4.50%	07/01/2034	7,162	7,580,118
Series 2018 A-1, RB	4.55%	07/01/2040	538	572,959
Series 2018 A-1, RB(i)	0.00%	07/01/2046	13,831	3,967,699
Series 2018 A-1, RB(i)	0.00%	07/01/2051	11,268	2,329,321
Series 2018 A-1, RB	4.75%	07/01/2053	3,953	4,154,761
Series 2018 A-1, RB	5.00%	07/01/2058	9,996	10,672,729
Series 2019 A-2, RB	4.33%	07/01/2040	5,475	5,748,805
Series 2019 A-2, RB	4.54%	07/01/2053	163	168,994
Series 2019 A-2, RB	4.78%	07/01/2058	2,196	2,313,069
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2023	2,535	2,496,975
Series 2006 Q, RB	5.00%	06/01/2022	1,790	1,765,387
Series 2006 Q, RB	5.00%	06/01/2025	5,000	4,912,500
				155,715,110

Rhode Island–0.07%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	195	201,538
Providence (City of), RI Public Building Authority; Series 2001 A, RB (INS - NATL)(d)	5.38%	12/15/2021	50	50,191
Rhode Island Housing & Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	80	80,321
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	577,065
				909,115

South Carolina–0.29%
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2027	1,655	1,804,629
South Carolina (State of) Jobs-Economic Development Authority (South Carolina SAVES Green Community Program - AAC East LLC) (Green Bonds); Series 2019, RB(e)	7.00%	05/01/2026	2,000	1,981,700
				3,786,329

Tennessee–0.84%
Bristol (City of), TN Industrial Development Board (Pinnacle);
Series 2016 B, RB(e)(i)	0.00%	12/01/2020	750	741,660
Series 2016 B, RB(e)(i)	0.00%	12/01/2021	250	236,043
Series 2016, RB	4.25%	06/01/2021	395	395,063
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	4.75%	07/01/2027	570	511,472
Series 2017 A, Ref. RB	5.50%	07/01/2037	350	313,058
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB(e)	4.50%	06/01/2028	1,295	1,350,892
Series 2018, RB(e)	5.13%	06/01/2036	1,000	1,049,880
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties); Series 2018 A, RB(e)	5.25%	04/01/2028	2,000	1,421,640
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2016 A, Ref. RB(e)	5.00%	09/01/2024	1,000	995,710
Series 2016 A, Ref. RB(e)	5.00%	09/01/2031	3,000	2,860,770
Series 2016 A, Ref. RB(e)	5.00%	09/01/2037	1,000	900,260
				10,776,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–6.05%
Argyle (Town of), TX; Series 2017, RB	4.25%	09/01/2027	$420	$ 447,577
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	5.00%	06/15/2036	700	704,347
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	605	637,150
Arlington Higher Education Finance Corp. (Winfree Academy Charter School);
Series 2019, RB	5.50%	08/15/2023	305	306,132
Series 2019, Ref. RB	5.15%	08/15/2029	970	1,042,992
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	2,000	2,274,040
Dallas (City of), TX; Series 2015, GO Bonds	5.00%	02/15/2030	1,075	1,266,920
Edinburg Economic Development Corp.; Series 2019, RB(e)	4.00%	08/15/2029	585	584,117
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers; Series 2015, Ref. RB	5.00%	12/01/2021	450	469,363
Gulf Coast Industrial Development Authority; Series 1998, RB(f)	8.00%	04/01/2028	340	340,187
Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	2,000	2,132,140
Harris County Health Facilities Development Corp. (St. Luke’s Episcopal Hospital); Series 1991, RB(g)	6.75%	02/15/2021	2,795	2,928,713
Houston (City of), TX;
Series 2002 A, RB (INS - AGM)(d)(f)	5.13%	07/01/2032	5	5,033
Series 2002 B, RB (INS - AGM)(d)	5.00%	07/01/2032	50	50,339
Houston (City of), TX (United Airlines, Inc.); Series 2018, RB(f)	5.00%	07/15/2028	1,750	1,862,035
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(f)	4.75%	07/01/2024	4,885	4,998,185
Series 2020 A, RB(f)	5.00%	07/01/2027	2,325	2,464,221
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB(g)	5.88%	05/15/2021	135	140,387
Mclendon-Chisholm (City of), TX (Sonoma Public Improvement Distribution Phase); Series 2015, RB	5.38%	09/15/2035	450	464,337
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB	5.00%	02/15/2035	650	568,334
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(e)(f)	4.63%	10/01/2031	7,500	7,945,650
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	1,650	1,733,061
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	235	226,855
Series 2016, Ref. RB	5.00%	07/01/2036	2,750	2,734,957
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(e)	4.00%	08/15/2030	5,000	5,060,450
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2017 A, RB(e)	3.63%	08/15/2022	525	526,192
Series 2017 S, RB(e)	4.25%	08/15/2027	610	612,702
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	1,165	999,267
Series 2016 B-1, RB	3.25%	11/15/2022	25	25,027
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2019, Ref. RB	5.00%	01/01/2039	500	502,335
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.);
Series 2018, RB	4.25%	06/15/2028	335	341,164
Series 2018, RB	5.00%	06/15/2033	300	307,971
Series 2018, RB	5.00%	06/15/2038	250	255,553
Port Beaumont Navigation District (Jefferson Gulf Coast); Series 2020, Ref.RB(e)(f)	3.63%	01/01/2035	3,000	2,975,040
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB	6.75%	11/15/2024	200	212,950
Series 2014 A, RB	7.50%	11/15/2034	100	107,752
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	265	269,847
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2037	1,400	1,486,814
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, RB	6.00%	11/15/2027	3,250	3,537,202
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB	6.00%	02/15/2031	1,000	798,440
Series 2017, RB	6.38%	02/15/2041	3,000	2,392,800
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2018 A, RN(e)	10.00%	03/15/2023	750	916,132
Series 2020 B-2, Ref. RB	3.00%	11/15/2026	1,000	1,000,630
Series 2020, Ref. RB	4.00%	11/15/2027	1,000	1,000,790
Series 2020, Ref. RB	6.25%	11/15/2031	1,000	1,002,810
Temple (City of), TX; Series 2018 A, RB(e)	5.00%	08/01/2028	4,520	5,104,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Department of Housing & Community Affairs (Skyway Villas Apartments); Series 2001 A, RB (INS - AMBAC)(d)(f)	5.45%	12/01/2022	$510	$ 510,949
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	9,355	11,072,859
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.00%	08/15/2027	500	509,695
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(d)	5.38%	11/15/2024	50	50,516
				77,907,892

Utah–0.75%
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB	4.25%	08/01/2035	1,645	1,651,449
Series 2020 A, RB	4.50%	08/01/2040	1,205	1,209,651
Salt Lake City (City of), UT; Series 2017 A, RB(f)(h)	5.00%	07/01/2036	3,000	3,575,160
Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(e)	4.50%	06/15/2027	200	217,264
Utah (State of) Charter School Finance Authority (Merit College Preparatory Academy);
Series 2019 A, RB(e)	4.50%	06/15/2029	500	503,780
Series 2019 A, RB(e)	5.00%	06/15/2034	1,270	1,287,818
Utah (State of) Charter School Finance Authority (Renaissance Academy);
Series 2020, Ref. RB(e)	3.50%	06/15/2025	345	349,088
Series 2020, Ref. RB(e)	4.00%	06/15/2030	520	533,546
Series 2020, Ref. RB(e)	5.00%	06/15/2040	350	373,125
				9,700,881

Vermont–0.33%
Vermont (State of) Educational & Health Buildings Financing Agency (St. Michael’s College);
Series 2012, Ref. RB	5.00%	10/01/2021	2,020	2,092,377
Series 2012, Ref. RB	5.00%	10/01/2022	1,025	1,073,964
Series 2012, Ref. RB	5.00%	10/01/2023	1,000	1,046,280
				4,212,621

Virgin Islands–0.72%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB(f)	5.00%	09/01/2022	1,320	1,321,452
Series 2014 A, Ref. RB(f)	5.00%	09/01/2023	1,000	998,340
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Sr. Lien Capital); Series 2009 A-1, RB	5.00%	10/01/2029	1,500	1,476,315
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, RB	5.00%	10/01/2029	1,870	1,840,472
Series 2010 B, RB	5.00%	10/01/2025	2,750	2,710,510
Series 2012 A, RB	5.00%	10/01/2032	405	394,774
Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2010 B, Ref. RB	4.00%	07/01/2021	520	506,761
				9,248,624

Virginia–0.58%
Hanover (County of), VA Economic Development Authority (Covenant Woods); Series 2018, Ref. RB	5.00%	07/01/2038	250	256,525
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge);
Series 2019 A, RB	5.00%	01/01/2034	1,000	1,057,080
Series 2019 B, RB	4.00%	01/01/2025	3,200	3,200,128
Peninsula Town Center Community Development Authority;
Series 2018, RB(e)	4.00%	09/01/2023	410	411,488
Series 2018, Ref. RB(e)	4.50%	09/01/2028	1,450	1,491,165
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB	4.30%	09/01/2030	770	752,860
Virginia (Commonwealth of) Small Business Financing Authority; Series 2018, RB(b)(e)(f)	5.00%	07/01/2038	310	321,650
				7,490,896

Washington–0.41%
Kalispel Tribe of Indians;
Series 2018 A, RB(e)	5.00%	01/01/2032	400	451,156
Series 2018 B, RB(e)	5.00%	01/01/2032	100	112,789
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	150	150,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(f)	5.75%	01/01/2028	$10	$ 10,051
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(e)	4.00%	07/01/2026	635	647,713
Washington (State of) Housing Finance Commission (Hearthstone (The)); Series 2018 B, Ref. RB(e)	3.13%	07/01/2023	485	478,195
Washington (State of) Housing Finance Commission (Judson Park);
Series 2018, Ref. RB(e)	3.70%	07/01/2023	285	289,697
Series 2018, Ref. RB(e)	5.00%	07/01/2038	385	411,438
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(e)	5.00%	01/01/2036	1,755	1,801,788
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	4.50%	07/01/2028	965	991,238
				5,344,208

West Virginia–0.54%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2008 A, Ref. RB	6.50%	06/01/2023	390	378,081
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group);
Series 2015, Ref. RB	5.00%	07/01/2025	360	407,181
Series 2015, Ref. RB	5.00%	07/01/2026	460	519,101
Series 2015, Ref. RB	5.00%	07/01/2027	560	629,373
Series 2015, Ref. RB	4.00%	07/01/2035	190	198,328
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	4.50%	06/01/2027	3,415	3,552,659
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(e)(f)	6.75%	02/01/2026	1,000	956,370
Series 2018, RB(e)(f)	8.75%	02/01/2036	320	323,536
				6,964,629

Wisconsin–4.18%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	705	744,959
Series 2018 B, Ref. RB	3.75%	10/01/2029	175	184,777
Public Finance Authority; Series 2020 A, RB(e)	4.00%	03/01/2030	1,810	1,841,657
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(e)	6.25%	08/01/2027	10,750	9,498,700
Series 2017, RB(e)	6.75%	08/01/2031	500	430,545
Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	420,319
Public Finance Authority (Coral Academy of Science Reno);
Series 2019, Ref. RB(e)	5.00%	06/01/2029	375	405,480
Series 2019, Ref. RB(e)	5.00%	06/01/2039	1,415	1,465,671
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	2,000	2,091,920
Public Finance Authority (North Carolina Leadership Academy); Series 2019 B, RB(e)	5.75%	06/15/2021	20	20,030
Public Finance Authority (WhiteStone); Series 2017, Ref. RB(e)	4.00%	03/01/2027	1,495	1,542,496
Public Finance Authority (Wingate University);
Series 2018 A, Ref. RB	5.25%	10/01/2029	1,825	2,091,651
Series 2018 A, Ref. RB	5.25%	10/01/2030	1,925	2,188,995
Series 2018 A, Ref. RB	5.25%	10/01/2031	1,030	1,164,940
Series 2018 A, Ref. RB	5.25%	10/01/2032	720	809,755
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	3.50%	08/01/2022	1,090	1,069,410
Series 2017, Ref. RB	5.00%	08/01/2027	500	503,170
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,282,867
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2028	935	1,032,408
Series 2019, Ref. RB	5.00%	11/01/2030	1,035	1,135,695
Wisconsin (State of) Health & Educational Facilities Authority (Clement Manor, Inc.); Series 2019, Ref. RB	4.25%	08/01/2034	1,000	866,300
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(e)	6.25%	10/01/2031	2,000	2,290,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(e)	5.00%	06/01/2025	$650	$708,598

Series 2016 A, RB(e)	5.00%	06/01/2026	1,005	1,106,998

Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB(e)	5.75%	11/01/2024	1,500	1,551,480

Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(e)	6.13%	02/01/2039	4,310	4,379,003

Series 2020, RB(e)	7.00%	02/01/2025	470	469,798

Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. RB(e)(f)	6.00%	06/01/2022	2,290	2,316,289

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(e)	4.00%	06/15/2029	680	692,641

Series 2019, RB(e)	5.00%	06/15/2039	440	453,781

Series 2019, RB(e)	5.00%	06/15/2049	540	550,276

Wisconsin (State of) Public Finance Authority (Penick Village Obligated Group); Series 2019, Ref. RB(e)	4.00%	09/01/2029	580	570,529

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	5,460	6,010,313

Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB(e)	4.00%	12/01/2021	1,320	1,334,863

Series 2016, RB(e)	5.00%	12/01/2031	500	517,940

				53,745,054

Total Municipal Obligations (Cost $1,459,795,061)				1,340,239,892

			Shares
Common Stocks & Other Equity Interests–0.00%
Quebec–0.00%
Resolute Forest Products, Inc. (Cost $80,903)(o)			6,757	31,960

TOTAL INVESTMENTS IN SECURITIES(p) –104.14% (Cost $1,459,875,964)				1,340,271,852

FLOATING RATE NOTE OBLIGATIONS–(4.78)%
Notes with interest and fee rates ranging from 0.61% to 0.91% at 08/31/2020 and contractual maturities of collateral ranging from 09/01/2022 to 08/15/2049 (See Note 1J)(q)				(61,580,000)

OTHER ASSETS LESS LIABILITIES–0.64%				8,280,340

NET ASSETS –100.00%				$1,286,972,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Company
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $56,346,534, which represented 4.37% of the Fund’s Net Assets.

(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $237,804,761, which represented 18.48% of the Fund’s Net Assets.

(f)	Security subject to the alternative minimum tax.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(i)	Zero coupon bond issued at a discount.
(j)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $14,930,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2020.

(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	Non-income producing security.
(p)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2020. At August 31, 2020, the Fund’s investments with a value of $97,397,290 are held by TOB Trusts and serve as collateral for the $61,580,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	270	December-2020	$(37,597,500)	$(23,775)	$(23,775)

(a)	Futures contracts collateralized by $935,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $1,459,875,964)	$1,340,271,852

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	935,000

Cash	130,096

Receivable for:
Investments sold	2,683,535

Fund shares sold	1,002,526

Interest	16,027,895

Investments matured, at value (Cost $13,517,425)	10,708,785

Investment for trustee deferred compensation and retirement plans	113,580

Other assets	82,273

Total assets	1,371,955,542

Liabilities:
Floating rate note obligations	61,580,000

Other investments:
Variation margin payable - futures contracts	42,188

Payable for:
Investments purchased	19,738,313

Dividends	1,264,738

Fund shares reacquired	1,156,544

Accrued fees to affiliates	965,394

Accrued trustees’ and officers’ fees and benefits	6,386

Accrued other operating expenses	116,207

Trustee deferred compensation and retirement plans	113,580

Total liabilities	84,983,350

Net assets applicable to shares outstanding	$1,286,972,192

Net assets consist of:
Shares of beneficial interest	$1,706,006,094

Distributable earnings (loss)	(419,033,902)

$1,286,972,192

Net Assets:
Class A	$826,655,260

Class C	$167,425,612

Class Y	$280,242,538

Class R5	$10,216

Class R6	$12,638,566

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	81,284,047

Class C	16,484,192

Class Y	27,532,488

Class R5	1,002

Class R6	1,240,467

Class A:
Net asset value per share	$10.17

Maximum offering price per share (Net asset value of $10.17 ÷ 97.50%)	$10.43

Class C:
Net asset value and offering price per share	$10.16

Class Y:
Net asset value and offering price per share	$10.18

Class R5:
Net asset value and offering price per share	$10.20

Class R6:
Net asset value and offering price per share	$10.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest	$32,175,024

Expenses:
Advisory fees	3,206,111

Administrative services fees	105,453

Custodian fees	7,838

Distribution fees:
Class A	949,345

Class C	989,763

Interest, facilities and maintenance fees	345,689

Transfer agent fees – A, C and Y	682,503

Transfer agent fees – R5	5

Transfer agent fees – R6	4,399

Trustees’ and officers’ fees and benefits	22,874

Registration and filing fees	106,522

Reports to shareholders	40,282

Professional services fees	66,227

Other	877

Total expenses	6,527,888

Less: Expenses reimbursed and/or expense offset arrangement(s)	(317,132)

Net expenses	6,210,756

Net investment income	25,964,268

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(11,783,498)

Futures contracts	(1,592,306)

(13,375,804)

Change in net unrealized appreciation (depreciation) of:
Investment securities	13,810,692

Futures contracts	(31,443)

13,779,249

Net realized and unrealized gain	403,445

Net increase in net assets resulting from operations	$26,367,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$25,964,268	$12,818,067

Net realized gain (loss)	(13,375,804)	(1,639,333)

Change in net unrealized appreciation	13,779,249	17,346,897

Net increase in net assets resulting from operations	26,367,713	28,525,631

Distributions to shareholders from distributable earnings:
Class A	(12,759,881)	(5,162,000)

Class C	(2,582,528)	(1,260,643)

Class Y	(8,322,425)	(5,447,593)

Class R5	(591)	(373)

Class R6	(529,636)	(444,896)

Total distributions from distributable earnings	(24,195,061)	(12,315,505)

Share transactions–net:
Class A	621,971,636	76,714,062

Class C	113,649,065	(1,842,225)

Class Y	73,533,316	107,159,401

Class R5	(811)	–

Class R6	(1,563,694)	5,079,575

Net increase in net assets resulting from share transactions	807,589,512	187,110,813

Net increase in net assets	809,762,164	203,320,939

Net assets:
Beginning of year	477,210,028	273,889,089

End of year	$1,286,972,192	$477,210,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Short Duration High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$10.86	$0.37	$(0.71)	$(0.34)	$(0.35)	$10.17	(3.19)%	$826,655	0.84	%(d)	0.88	%(d)	0.79	%(d)	3.59	%(d)	49%
Year ended 08/31/19	10.48	0.36	0.37	0.73	(0.35)	10.86	7.09	193,076	0.86		0.98		0.79		3.40		24
Year ended 08/31/18	10.47	0.34	0.01	0.35	(0.34)	10.48	3.46	109,307	0.86		1.06		0.79		3.26		26
Year ended 08/31/17	10.60	0.37	(0.16)	0.21	(0.34)	10.47	2.08	73,384	0.82		1.16		0.80		3.65		42
Period ended 08/31/16(e)	10.00	0.35	0.50	0.85	(0.25)	10.60	8.61	41,561	0.79	(f)	1.47	(f)	–		3.64	(f)	69
Class C
Year ended 08/31/20	10.84	0.29	(0.70)	(0.41)	(0.27)	10.16	(3.84)	167,426	1.59	(d)	1.63	(d)	1.54	(d)	2.84	(d)	49
Year ended 08/31/19	10.46	0.28	0.37	0.65	(0.27)	10.84	6.29	52,195	1.61		1.73		1.54		2.65		24
Year ended 08/31/18	10.45	0.26	0.02	0.28	(0.27)	10.46	2.69	52,446	1.61		1.81		1.54		2.51		26
Year ended 08/31/17	10.58	0.30	(0.17)	0.13	(0.26)	10.45	1.32	35,114	1.57		1.91		1.55		2.90		42
Period ended 08/31/16(e)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54	(f)	2.22	(f)	–		2.89	(f)	69
Class Y
Year ended 08/31/20	10.87	0.40	(0.72)	(0.32)	(0.37)	10.18	(2.94)	280,243	0.59	(d)	0.63	(d)	0.54	(d)	3.84	(d)	49
Year ended 08/31/19	10.48	0.39	0.37	0.76	(0.37)	10.87	7.45	216,579	0.61		0.73		0.54		3.65		24
Year ended 08/31/18	10.48	0.37	0.00	0.37	(0.37)	10.48	3.62	102,388	0.61		0.81		0.54		3.51		26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	34,480	0.57		0.91		0.55		3.90		42
Period ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54	(f)	1.22	(f)	–		3.89	(f)	69
Class R5
Year ended 08/31/20	10.88	0.40	(0.71)	(0.31)	(0.37)	10.20	(2.83)	10	0.57	(d)	0.57	(d)	0.52	(d)	3.86	(d)	49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	11	0.61		0.68		0.54		3.65		24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	11	0.61		0.82		0.54		3.51		26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	28	0.57		0.92		0.55		3.90		42
Period ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54	(f)	1.20	(f)	–		3.89	(f)	69
Class R6
Year ended 08/31/20	10.88	0.40	(0.72)	(0.32)	(0.37)	10.19	(2.94)	12,639	0.57	(d)	0.57	(d)	0.52	(d)	3.86	(d)	49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	15,350	0.61		0.68		0.54		3.65		24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	9,738	0.61		0.76		0.54		3.52		26
Period ended 08/31/17(e)	10.24	0.17	0.22	0.39	(0.15)	10.48	3.87	10	0.56	(f)	0.88	(f)	0.54	(f)	3.91	(f)	42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,007,963,117 in connection with the acquisition of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund into the Fund.

(d)	Ratios are based on average daily net assets (000’s omitted) of $379,745, $98,976, $233,063, $16 and $14,855 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 30, 2015 for Class A, Class C, Class Y and Class R5 shares and April 4, 2017 for Class R6 shares, respectively.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

37	Invesco Short Duration High Yield Municipal Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The

38	Invesco Short Duration High Yield Municipal Fund

embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

39	Invesco Short Duration High Yield Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 15, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 100 million	0.483%
Next $150 million	0.433%
Next $250 million	0.408%
Next $4.5 billion	0.383%
Next $5 billion	0.373%
Over $10 billion	0.353%

Prior to May 15, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 300 million	0.500%
Next $300 million	0.460%
Over $600 million	0.420%

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

For the year ended August 31, 2020, the Adviser reimbursed class level expenses of $159,345, $43,667, $113,679, $0 and $0 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $36,317 in front-end sales commissions from the sale of Class A shares and $63,149 and $4,486 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

40	Invesco Short Duration High Yield Municipal Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$ –	$1,340,124,108	$115,784	$1,340,239,892

Common Stocks & Other Equity Interests	31,960	–	–	31,960

Total Investments in Securities	31,960	1,340,124,108	115,784	1,340,271,852

Other Investments - Assets*

Investments Matured	–	10,175,790	532,995	10,708,785

Other Investments - Liabilities*

Futures Contracts	(23,775)	–	–	(23,775)

Total Investments	$ 8,185	$1,350,299,898	$648,779	$1,350,956,862

*     Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(23,775)

Derivatives not subject to master netting agreements	23,775

Total Derivative Liabilities subject to master netting agreements	$-

(a)     The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk

Realized Gain (Loss):
Futures contracts	$(1,592,306)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(31,443)

Total	$(1,623,749)

The table below summarizes the average notional value of derivatives held during the period.
Futures
Contracts

Average notional value	$32,546,153

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers

41	Invesco Short Duration High Yield Municipal Fund

complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the Fund engaged in securities purchases of $108,849,610 and securities sales of $108,803,030, which did not result in any net realized gains (losses).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $441.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2020 were $26,868,846 and 1.29%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income*	$24,195,061	$12,315,505

*     Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed tax-exempt income	$3,828,087

Net unrealized appreciation (depreciation) – investments	(143,121,784)

Temporary book/tax differences	(108,797)

Capital loss carryforward	(279,631,408)

Shares of beneficial interest	1,706,006,094

Total net assets	$1,286,972,192

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$38,131,937	$241,499,471	$279,631,408

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

42	Invesco Short Duration High Yield Municipal Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $255,617,511 and $292,499,051, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$46,324,990

Aggregate unrealized (depreciation) of investments	(189,446,774)

Net unrealized appreciation (depreciation) of investments	$(143,121,784)

Cost of investments for tax purposes is $1,494,078,646.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, federal income taxes and bond discount, on August 31, 2020, undistributed net investment income was increased by $473,353, undistributed net realized gain (loss) was decreased by $563,549 and shares of beneficial interest was increased by $90,196. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund into the Fund, undistributed net investment income was decreased by $20,218,891, undistributed net realized gain (loss) was decreased by $262,637,211 and shares of beneficial interest was increased by $282,856,102. These reclassifications had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	10,634,580	$111,621,392	10,574,145	$110,744,771

Class C	2,924,292	31,239,744	2,686,161	28,238,725

Class Y	9,736,489	101,454,741	14,451,070	152,236,887

Class R5	3,142	31,254	-	-

Class R6	546,560	5,697,244	717,180	7,547,211

Issued as reinvestment of dividends:
Class A	841,127	8,635,604	382,726	4,048,612

Class C	182,878	1,875,883	97,720	1,028,428

Class Y	548,617	5,710,012	386,327	4,098,443

Class R5	21	217	-	-

Class R6	39,764	415,365	35,886	379,968

Automatic conversion of Class C shares to Class A shares:
Class A	3,693,839	37,244,448	1,432,103	14,881,615

Class C	(3,697,854)	(37,244,448)	(1,434,862)	(14,881,615)

Issued in connection with acquisitions:(b)
Class A	59,989,320	583,623,872	-	-

Class C	15,301,696	148,649,970	-	-

Class Y	14,590,552	142,071,004	-	-

43	Invesco Short Duration High Yield Municipal Fund

	Summary of Share Activity

	Year ended August 31, 2020(a)		Year ended August 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(11,654,574)	$(119,153,680)	(5,043,974)	$(52,960,936)

Class C	(3,040,903)	(30,872,084)	(1,550,243)	(16,227,763)

Class Y	(17,270,112)	(175,702,441)	(4,675,872)	(49,175,929)

Class R5	(3,163)	(32,282)	-	-

Class R6	(756,859)	(7,676,303)	(269,980)	(2,847,604)

Net increase in share activity	82,609,412	$807,589,512	17,788,387	$187,110,813

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 89,881,568 shares of the Fund for 208,315,250 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $874,344,846, including $(156,661,829) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $417,682,133 and $1,292,026,979 immediately after the acquisition.

The pro forma results of operations for the year ended August 31, 2020 assuming the reorganization had been completed on September 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$50,007,407

Net realized/unrealized gains (losses)	(72,263,202)

Change in net assets resulting from operations	$(22,255,795)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

44	Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$935.60	$4.09	$1,020.91	$4.27	0.84%
Class C	1,000.00	932.70	7.72	1,017.14	8.06	1.59
Class Y	1,000.00	936.80	2.82	1,022.22	2.95	0.58
Class R5	1,000.00	938.00	2.73	1,022.32	2.85	0.56
Class R6	1,000.00	936.90	2.63	1,022.42	2.75	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

46	Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board noted that the Fund incepted on September 30, 2015 and compared the Fund’s investment performance for the past four years ended December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three year period. The Board noted that security selection in as well as the Fund’s underweight allocation to certain categories of bonds, including certain states and U.S. territories, negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective May 2020 and that the Broadridge materials did not reflect this reduced contractual management fee schedule. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in

47	Invesco Short Duration High Yield Municipal Fund

providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

48	Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	198	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-4	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

			N/A	N/A
		Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

T-6	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Short Duration High Yield Municipal Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                                             Invesco Distributors, Inc.                                                                  SDHYM-AR-1

Annual Report to Shareholders	August 31, 2020
Invesco Short Term Municipal Fund
Effective September 30, 2020, Invesco Oppenheimer Short Term Municipal Fund was renamed Invesco Short Term Municipal Fund.
Nasdaq:
A: ORSTX ∎ C: ORSCX ∎ Y: ORSYX ∎ R6: STMUX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Short Term Municipal Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Short Term Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Short Term Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal 1-Year Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/19 to 8/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.14%
Class C Shares	1.38
Class Y Shares	2.39
Class R6 Shares	2.72
Bloomberg Barclays Municipal 1-Year Index▼	1.95
U.S. Consumer Price Index∎	1.31
Source(s): ▼RIMES Technologies Corp; ∎ Bloomberg L.P.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the sixth consecutive year in 2019, with investment grade and high-yield municipals among the best performing asset classes. However, in an unexpected twist, performance turned negative in March 2020 as the coronavirus (COVID-19) global pandemic pierced the markets and forced society to navigate unchartered waters for the balance of the fiscal year.

    Investment grade municipal bonds returned 3.24%, high yield municipal bonds returned 0.96%, and taxable municipal bonds returned 6.02% during the fiscal year.1

    The fiscal year began with heightened demand for perceived safe-haven assets, including municipal bonds, due to economic uncertainty. However, developments in the fourth quarter of 2019 led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding “deal in principle” eliminating the risk of a government shutdown, and the somewhat unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

    During the middle of the fiscal year, there was an unexpected major market shift as the global spread of COVID-19 ignited macroeconomic concerns. Significant equity market sell-offs incited a flight to quality that caused a strong municipal rally in February 2020. In March, however, a flight to cash caused extreme volatility and price declines across the municipal market.

    Municipal funds averaged about $10 billion per week in outflows during March.2 Total fund outflows were $21 billion for the first quarter of 2020, with the majority in the high-yield segment.2 High-yield municipal funds generally hold anywhere from 30% to 60% of their portfolios in investment grade securities. As a result, funds had been selling both high-yield and investment grade securities into a distressed market to meet shareholder redemptions. This led to price declines across the municipal universe.

    Continued uncertainty regarding COVID-19 and its economic effects caused other major dislocations in the marketplace, including US Treasuries. Near the end of March, 10-year AAA-rated† municipals traded at yields that were roughly 370% of the yield on comparable maturity US Treasuries – well above the historical norm of approximately 90%.3

    The US Federal Reserve (the Fed) cut the federal funds rate four times over the fiscal year. The first two cuts in September and October 2019 were small, a quarter of a percentage point each. The last two were more significant as they were made during unscheduled emergency meetings in March in response to COVID-19, consisting of a half of a percentage and whole percentage point leaving the target range 0.00% to 0.25%.4

    Investors continued to sell municipal bonds in April amid disruption from the COVID-19 pandemic. However, in May and June performance improved despite ongoing market turmoil. As April began, many states maintained quarantines with indeterminate timelines for closures of non-essential businesses.

    New issuance totaled $473 billion for the fiscal year, up 33% from the previous fiscal year’s $355 billion.5 Taxable municipals played a significant role in this increase with more than $135 billion of this total being issued into the taxable market.6 This uptick is a result of recent changes in tax laws. Municipalities are no longer able to refinance existing debt with new tax-exempt debt, thus an uptrend in taxable municipal issuance.

    Thus far, federal assistance to the municipal market has included the Fed’s plan to purchase up to $500 billion in short-term municipal bonds to relieve pressure on short-term paper. Additionally, the Municipal Liquidity Facility (MLF) enables select large borrowers -two issuers per state, city or county are eligible - to use proceeds from the sale of notes to service their debt payments. Specific sectors such as airlines, transportation and hospitals have also received federal funding. We believe that these stimulus packages and those in other market segments are likely to push taxes higher. Because municipal bonds are one of a few income sources not subject to federal taxes, their income should be more attractive if taxes rise.

    Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not yet occurred, mainly because most issuers have a rainy-day fund or cash on hand for difficult times. Though there could be small, isolated pockets of defaults in the future, we generally believe the majority of municipal bonds in the municipal market will stay current on principal and interest, as history has shown.

    At the close of the fiscal year, it is impossible to predict when the coronavirus pandemic will abate or how significant market volatility will be surrounding the upcoming 2020 US presidential election, however, we continue to rely on our seasoned credit research staff to take advantage of marketplace dislocations to add value during these times of uncertainty.

    During the fiscal year, security selection in special tax and the industrial development revenue/pollution control revenue sectors, as well as the electric sector, aided the Fund’s performance relative to the Bloomberg Barclays Municipal 1-Year Index. Security selection in A-rated† bonds also contributed to the Fund’s relative performance. At the state level, holdings in Illinois and Maryland also contributed to the Fund’s relative performance. Security selection in pre-refunded bonds and leasing detracted from the Fund’s relative performance over the fiscal year. On a state level, holdings in New Jersey detracted from the Fund’s relative return.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may

4	Invesco Short Term Municipal Fund

affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Short Term Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg Barclays
2	Source: Strategic Insight
3	Source: US Department of the Treasury
4	Source: US Federal Reserve
5	Source: The Bond Buyer
6	Source: Morgan Stanley

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio managers:

Tim O’Reilly

Mark Paris

Charile Pulire

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Short Term Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and Index data from 12/6/10; US Consumer Price Index from 11/30/10

1	Source: Bloomberg LP
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Short Term Municipal Fund

Average Annual Total Returns
As of 8/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/6/10)	2.27%
5 Years	2.07
1 Year	2.14

Class C Shares
Inception (12/6/10)	1.50%
5 Years	1.31
1 Year	0.38

Class Y Shares
Inception (12/6/10)	2.52%
5 Years	2.32
1 Year	2.39

Class R6 Shares
Inception	2.34%
5 Years	2.20
1 Year	2.72

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Short Term Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Short Term Municipal Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class A, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Short Term Municipal Fund

Invesco Short Term Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays Municipal 1-Year Index is an unmanaged Index of municipal bonds with a remaning maturity of one to two years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1,

2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Short Term Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	51.7%
Other	31.6
General Obligation Bonds	11.5
Pre-Refunded Bonds	5.2

Top Five Debt Holdings

% of total net assets
1. Riverside (City of), CA (Riverside Renaissance) Series 2008, Ref. VRD COP	3.4%
2. Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University) Series 2015 B, VRD RB	2.7
3. New York (City of), NY Municipal Water Finance Authority Series 2006 CC-1, VRD RB	2.3
4. New York (City of), NY Series 2013 F, VRD GO Bonds	2.3
5. California (State of) Educational Facilities Authority (California Institute of Technology) Series 2006 A, VRD RB	1.9

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2020.

9	Invesco Short Term Municipal Fund

Schedule of Investments

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–95.43%
Alabama–1.74%
Alabama (State of) Public Housing Authorities; Series 2003 B, RB (INS -AGM)(a)	4.45%	01/01/2024	$ 145	$145,383

Alabama (State of) Public School & College Authority; Series 2007, RB (INS - AGM)(a)	2.50%	12/01/2027	1,000	1,001,370

Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, RB (INS - SGI)(a)	4.38%	06/01/2028	10	10,029

Bibb (County of), AL; Series 2015, Ref. Wts.(b)(c)	2.40%	05/01/2021	210	212,923

Birmingham (City of), AL; Series 2009 A, Ref. GO Bonds	4.25%	06/01/2024	20	20,063

Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(c)	4.00%	12/01/2025	12,000	13,747,800

Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(c)	4.00%	10/01/2026	5,000	5,819,000

Daleville (City of), AL Board of Education; Series 2013, Ref. Wts.	2.80%	10/01/2022	185	185,359

Health Care Authority for Baptist Health; Series 2006 D, RB	5.00%	11/15/2021	670	672,231

Lee (County of), AL Public Building Authority (DHR); Series 2006, Wts. (INS - SGI)(a)	4.25%	09/01/2022	10	10,032

Mobile (City of), AL Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD RB (LOC - Bank Of America, N.A.)(d)(e)(f)	0.09%	05/01/2041	15,940	15,940,000

Pinson (City of), AL; Series 2014, Ref. GO Wts.	2.75%	07/01/2026	210	210,350

				37,974,540

Arizona–0.63%
Arizona (State of) Game & Fish Department & Commission; Series 2006, RB	5.00%	07/01/2032	105	105,390

Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2016, Ref. RB	5.00%	01/01/2021	1,975	2,002,709

Maricopa County Pollution Control Corp. (Southern California Edison Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	2,650	2,657,818

Maricopa County School District No. 7; Series 2009 B, GO Bonds (INS - AGM)(a)	4.50%	07/01/2024	25	25,079

Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(d)	5.00%	09/01/2026	150	155,820

Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	275	272,478

Pinal (County of), AZ Industrial Development Authority (Florence West Prison Expansion, LLC); Series 2006 A, RB (INS - ACA)(a)	5.25%	10/01/2022	100	100,129

Salt Verde Financial Corp.; Series 2007, RB	5.25%	12/01/2025	4,000	4,820,080

University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(a)	4.38%	06/01/2024	10	10,032

Westpark Community Facility District; Series 2016, Ref. GO Bonds	4.00%	07/15/2025	1,595	1,753,718

Yavapai (County of), AZ Industrial Development Authority; Series 2015 A, Ref. RB(d)	3.90%	09/01/2024	710	720,707

Yavapai (County of), AZ Industrial Development Authority (Arizona Agribusiness and Equine Center, Inc.); Series 2011, RB(b)(c)	7.63%	03/01/2021	1,075	1,114,259

Yuma Municipal Property Corp.; Series 2010 B, Ref. RB	4.50%	07/01/2025	10	10,032

				13,748,251

Arkansas–0.33%
Independence (County of), AR (Entergy, Inc.); Series 2013, Ref. RB	2.38%	01/01/2021	7,250	7,275,737

California–10.64%
Alhambra (City of), CA (Police Facilities Assessment District No. 91-1); Series 1992, COP (INS - AMBAC)(a)	6.75%	09/01/2023	5,650	6,126,295

Anaheim (City of), CA Housing & Public Improvements Authority; Series 2016, RB(b)(c)	5.00%	10/01/2021	1,280	1,343,706

Anaheim (City of), CA Public Financing Authority; Series 1997 A, RB (INS - AGM)(a)	6.00%	09/01/2024	5,000	5,600,650

Barstow (City of), CA Redevelopment Agency Successor Agency (Project Area No. 1); Series 2004, RB (INS - AGM)(a)	4.70%	09/01/2022	20	20,073

Bay Area Toll Authority;
Series 2014 E, Ref. RB(c)	2.00%	04/01/2021	255	255,370

Series 2014 H, RB (SIFMA Municipal Swap Index + 0.70%)(c)(g)	0.78%	04/01/2021	4,000	4,000,480

Beaumont (City of), CA Financing Authority (Improvement Area No. 17A);
Series 2013 B, RB	5.00%	09/01/2022	450	484,276

Series 2013 B, RB	5.00%	09/01/2023	475	528,224

California (State of);
Series 1971 Q, GO Bonds	4.75%	03/01/2021	35	35,129

Series 2016 B, GO Bonds (70% of 1 mo. USD LIBOR + 0.76%)(c)(g)	0.87%	12/01/2021	4,000	4,001,360

Series 2019, Ref. GO Bonds	5.00%	04/01/2022	5,255	5,654,590

California (State of) Department of Water Resources; Series 2011 N, RB	5.00%	05/01/2021	10,845	11,197,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Department of Water Resources (Central Valley); Series 2014 AT, RB (SIFMA Municipal Swap Index + 0.37%)(c)(g)	0.45%	12/01/2022	$12,965	$12,998,839

California (State of) Educational Facilities Authority (California Institute of Technology); Series 2006 A, VRD RB(e)	0.07%	10/01/2036	40,500	40,500,000

California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB(d)(h)(i)	7.00%	07/01/2022	570	330,600

California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS - NATL)(a)	4.50%	10/01/2026	170	170,558

California (State of) Statewide Communities Development Authority (Bakersfield Consolidated Reassessment District No. 12-1); Series 2012, RB	5.00%	09/02/2022	580	621,395

Fullerton (City of), CA Public Financing Authority; Series 2005, RB (INS - AMBAC)(a)	5.00%	09/01/2024	4,545	4,641,036

Howell Mountain Elementary School District; Series 2007, GO Bonds (INS - AGM)(a)(j)	0.00%	08/01/2027	1,080	922,342

Imperial (City of), CA Public Financing Authority (Wastewater Facility); Series 2012, RB	5.00%	10/15/2020	610	613,544

Imperial (City of), CA Public Financing Authority (Water Facility); Series 2012, RB	5.00%	10/15/2020	885	890,142

Industry (City of), CA Public Facilities Authority (Transportation-Distribution-Industrial Redevelopment Project No. 3); Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	01/01/2025	40	41,394

Inglewood Unified School District School Facilities Financing Authority (Inglewood Unified School District General Obligation Bond Program); Series 2007, RB (INS - AGM)(a)	5.25%	10/15/2021	1,000	1,028,440

Lodi (City of), CA; Series 2004 A, COP (INS - NATL)(a)	4.75%	10/01/2024	10	10,035

Los Angeles (City of), CA; Series 2010 A, RB	5.00%	06/01/2028	1,350	1,355,211

Los Angeles Unified School District; Series 2010, GO Bonds	5.25%	07/01/2028	5,000	5,028,100

Mizuho Floater/Residual Trust; Series 2020, VRD RB (LOC - Mizuho Capital Markets LLC)(d)(e)(f)	0.38%	12/01/2036	21,000	21,000,000

Modesto (City of), CA (Golf Course Ref.); Series 1993 B, COP (INS - NATL)(a)	5.00%	11/01/2023	20	20,495

Natomas Unified School District; Series 1999, Ref. GO Bonds (INS - NATL)(a)	5.95%	09/01/2021	320	328,595

Northern Inyo (County of), CA Local Hospital District; Series 2010, RB	6.00%	12/01/2021	375	378,101

Oakland (Port of), CA; Series 2012 P, Ref. RB(h)	5.00%	05/01/2023	4,000	4,296,240

Ontario (City of), CA (Assessment District No. 108); Series 1995, RB	7.50%	09/02/2020	40	40,000

Riverside (City of), CA (Riverside Renaissance); Series 2008, Ref. VRD COP (LOC - Bank Of America, N.A.)(e)(f)	0.04%	03/01/2037	73,825	73,825,000

Riverside (County of), CA (Community Facilities District No. 04-2); Series 2012, Ref. RB	5.00%	09/01/2020	695	695,000

Riverside (County of), CA (Reassessment District No. 168); Series 2012, RB	5.00%	09/02/2020	125	125,000

Riverside (County of), CA Redevelopment Successor Agency (Interstate 215 Corridor Redevelopment); Series 2011 E, RB(b)	6.50%	12/01/2021	130	139,344

Sacramento (City of), CA Financing Authority;
Series 1993 A, Ref. RB (INS - AMBAC)(a)	5.40%	11/01/2020	980	988,124

Series 1993 B, Ref. RB	5.40%	11/01/2020	1,335	1,346,067

Sacramento (County of), CA; Series 2003 B, RB (INS - NATL)(a)(k)	5.73%	08/15/2023	1,155	1,284,372

San Diego (City of), CA Community Facilities District No. 3; Series 2013, Ref. RB	5.00%	09/01/2021	530	551,523

San Juan Capistrano (City of), CA; Series 2011, RB	3.00%	08/01/2021	100	100,230

Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center);
Series 2012, Ref. RB	5.00%	11/15/2020	605	609,380

Series 2012, Ref. RB	5.00%	11/15/2021	365	380,465

Saugus Union School District; Series 2013, Ref. RB	5.00%	09/01/2021	255	265,095

Southern California Logistics Airport Authority; Series 2005 A, RB (INS - AGC)(a)	4.13%	12/01/2020	5	5,042

Tender Option Bond Trust; Series 2017 XF0576, VRD GO Ctfs.(d)(e)	0.43%	08/01/2046	4,000	4,000,000

West Contra Costa Unified School District;
Series 2008 B, GO Bonds	6.00%	08/01/2021	1,000	1,052,360

Series 2011, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2021	2,350	2,451,614

Westlands Water District;
Series 2007 B, COP (INS - AMBAC)(a)	4.50%	09/01/2023	15	15,051

Series 2007 B, COP (INS - AMBAC)(a)	4.50%	09/01/2024	5	5,017

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2021	250	262,102

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2022	250	274,225

Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2011, RB	4.90%	06/01/2026	9,220	9,483,969

				232,321,771

Colorado–1.56%
Arkansas River Power Authority; Series 2010, RB	5.00%	10/01/2020	30	30,096

Colorado (State of) Health Facilities Authority; Series 2005, VRD RB (LOC - UMB Bank, N.A.)(e)(f)	0.09%	01/01/2035	8,700	8,700,000

Colorado (State of) Regional Transportation District (Fastracks); Series 2012 A, RB	5.00%	11/01/2027	5,400	5,910,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Colorado–(continued)
Denver (City & County of), CO (Airport System); Series 2010 A, RB	5.00%	11/15/2022	$11,130	$11,231,951

E-470 Public Highway Authority; Series 2010 C, RB	5.25%	09/01/2025	3,000	3,000,000

Public Authority for Colorado Energy; Series 2008, RB	6.13%	11/15/2023	1,550	1,693,499

Pueblo (County of), CO; Series 2005, Ref. COP	4.50%	12/01/2024	15	15,051

Southglenn Metropolitan District; Series 2016, Ref. GO Bonds	3.00%	12/01/2021	923	919,428

Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2022	200	218,892

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2023	120	136,097

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2024	130	152,382

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2025	125	149,871

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2026	140	167,072

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2021	155	162,981

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2022	330	360,337

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2023	385	435,512

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2024	400	467,564

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2025	355	423,880

				34,174,967

Connecticut–2.49%
Connecticut (State of);
Series 2005 A, GO Bonds (SIFMA Municipal Swap Index + 1.80%)(g)	1.88%	03/01/2023	10,000	10,003,700

Series 2011 D, GO Bonds	5.00%	11/01/2025	6,930	7,293,756

Series 2011 D, GO Bonds	5.00%	11/01/2028	3,245	3,405,173

Series 2012 C, Ref. GO Bonds	5.00%	06/01/2024	1,000	1,079,330

Series 2012 C, Ref. GO Bonds	5.00%	06/01/2025	11,915	12,845,800

Series 2013 B, GO Bonds	5.00%	03/01/2027	5,050	5,578,987

Series 2018 C, GO Bonds	4.00%	06/15/2024	10,000	11,327,900

Connecticut (State of) Health & Educational Facilities Authority (Trinity College); Series 1998 F, RB (INS - NATL)(a)	5.50%	07/01/2021	190	198,122

Connecticut (State of) Housing Finance Authority; Series 2010, RB	5.00%	06/15/2030	2,545	2,554,086

Naugatuck (Borough of), CT; Series 2002, GO Bonds (INS - AMBAC)(a)	5.88%	02/15/2021	30	30,748

New Haven (City of), CT; Series 2011 B, GO Bonds(b)(c)	4.50%	08/01/2021	25	25,965

Willington (Town of), CT; Series 2006, GO Bonds (INS - AGM)(a)	4.00%	12/01/2023	5	5,015

				54,348,582

District of Columbia–0.27%
District of Columbia (KIPP Charter School); Series 2013, RB(b)	5.00%	07/01/2023	480	516,754

District of Columbia Housing Finance Agency; Series 2018 B-1, RB(c)	2.55%	03/01/2022	1,000	1,029,080

District of Columbia Water & Sewer Authority; Series 1998, RB (INS - AGM)(a)	5.50%	10/01/2023	3,920	4,263,000

				5,808,834

Florida–2.94%
Atlantic Beach (City of), FL (Fleet Landing); Series 2018 B-2, RB	3.00%	11/15/2023	3,750	3,752,250

Belle Isle (City of), FL (Cornerstone Charter Academy and Cornerstone Charter High School);
Series 2012, RB	5.50%	10/01/2022	75	77,963

Bonaventure Development District; Series 2002, RB (INS - NATL)(a)	5.13%	11/01/2022	430	431,441

Capital Projects Finance Authority (University of Central Florida); Series 2001 F-1, RB (INS - NATL)(a)	5.13%	10/01/2021	25	25,013

Capital Trust Agency, Inc. (Gardens Apartements); Series 2015 A, RB	3.50%	07/01/2025	1,050	746,235

Dade (County of), FL Health Facilities Authority (Baptist Hospital of Miami); Series 1991 A, RB(b)	5.75%	05/01/2021	25	25,845

Florida (State of) Department of Children & Families (South Florida Evaluation Treatment Center);
Series 2005, COP	5.00%	10/01/2021	75	75,293

Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB(b)	6.88%	10/01/2022	4,530	4,855,888

Florida (State of) Municipal Power Agency (Stanton II); Series 2012 A, RB	5.00%	10/01/2024	1,695	1,856,957

Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	2,985	3,139,772

JEA ; Series 2008 3-C-1, VRD RB(e)	0.09%	10/01/2034	33,930	33,930,000

JEA (St. Johns River Power Park System);
Series 2012 6, RB	5.00%	10/01/2021	2,335	2,343,453

Series 2012 6, RB	4.00%	10/01/2032	100	100,213

Lee (County of), FL; Series 2010 A, Ref. RB (INS - AGM)(a)(h)	5.00%	10/01/2022	1,860	1,882,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center); Series 2012, Ref. RB	5.00%	11/15/2023	$ 2,415	$2,628,220

Miami-Dade (County of), FL; Series 2011, GO Bonds(b)(c)	5.00%	07/01/2021	5,055	5,255,835

Palm Bay (City of), FL; Series 2003 A, RB (INS - NATL)(a)	4.13%	07/01/2025	5	5,017

Port St. Lucie (City of), FL; Series 2005 A, RB (INS - NATL)(a)	4.38%	07/01/2023	5	5,017

Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital);
Series 1997 A, RB (CPI Rate + 2.05%), (INS - NATL)(a)(g)	3.86%	10/01/2021	65	66,051

Series 1998 B, Ref. RB (INS - NATL)(a)	5.25%	07/01/2024	250	287,328

St. Lucie (County of), FL; Series 1990, RB(b)	6.00%	10/01/2020	2,335	2,345,928

Sunrise Lakes Phase 4 Recreation District;
Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.00%	08/01/2022	10	10,031

Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.00%	08/01/2023	5	5,015

Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.13%	08/01/2024	20	20,064

Tampa (City of), FL Sports Authority (Tampa Bay Arena); Series 1995, RB (INS - NATL)(a)	5.75%	10/01/2020	225	225,943

				64,096,832

Georgia–6.71%
Atlanta (City of) & Fulton (County of), GA Recreation Authority; Series 2007 A, RB (INS - NATL)(a)	4.13%	12/01/2022	5	5,015

Burke (County of), GA Development Authority (Georgia Power Co. - Plant Vogtle); Series 2013, Ref. RB(c)	2.93%	03/12/2024	7,000	7,465,920

College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(a)	4.38%	01/01/2026	40	40,131

Dalton (City of), GA Downtown Development Authority; Series 1996, Ctfs. (INS - NATL)(a)	5.50%	08/15/2026	3,450	3,941,625

Fulton (County of), GA Development Authority (Children’s Healthcare); Series 2008, Ref. VRD RB(e)	0.09%	07/01/2042	36,285	36,285,000

Fulton County School District; Series 1998, Ref. GO Bonds	5.50%	01/01/2021	160	162,834

Georgia (State of) Municipal Electric Authority; Series 2007 A, RB (CPI Rate + 1.05%), (INS - NATL)(a)(g)	3.34%	01/01/2021	1,305	1,305,170

Georgia (State of) Municipal Electric Authority (One); Series 2011 A, RB	5.00%	01/01/2021	18,805	19,087,263

Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(a)	5.00%	12/01/2023	60	60,230

Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2031	1,900	2,029,181

Main Street Natural Gas, Inc.;
Series 2018 A, RB(c)	4.00%	09/01/2023	36,595	40,179,846

Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.75%)(c)(g)	0.85%	09/01/2023	1,000	998,850

Series 2018 C, RB(c)	4.00%	12/01/2023	3,700	4,089,425

Series 2018 D, RB (1 mo. USD LIBOR + 0.83%)(c)(g)	0.93%	12/01/2023	30,000	30,020,400

Milledgeville (City of) & Baldwin (County of), GA Development Authority; Series 2003 A, RB (INS - SGI)(a)	4.50%	09/01/2025	30	30,075

Private Colleges & Universities Authority; Series 2003, RB(b)(c)	5.25%	06/01/2021	280	280,966

Private Colleges & Universities Authority (Mercer University); Series 2012 C, RB	5.00%	10/01/2020	575	576,305

				146,558,236

Idaho–0.00%
Regents of the University of Idaho; Series 2011, Ref. RB(c)	5.25%	04/01/2021	85	87,103

Illinois–10.19%
Bellwood (Village of), IL; Series 2016 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2026	210	252,893

Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2021	380	382,231

Series 2018 A, Ref. RB	5.00%	01/01/2022	400	408,552

Centerpoint Intermodal Center Program Trust; Series 2004 A, RB(c)(d)	4.00%	12/15/2022	5,320	5,346,919

Champaign County Community Unit School District No. 7; Series 2012, GO Bonds	2.25%	12/01/2020	155	155,234

Chicago (City of), IL;
Series 1993 B, Ref. GO Bonds(b)	5.13%	01/01/2022	440	453,323

Series 1999, GO Bonds (INS - NATL)(a)(j)	0.00%	01/01/2024	6,110	5,640,691

Series 2008, Ref. RB (INS - AGM)(a)	5.00%	11/01/2025	905	907,805

Series 2008, Ref. RB (INS - AGM)(a)	5.25%	11/01/2033	3,905	3,918,707

Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(a)(j)	0.00%	12/01/2021	2,000	1,948,240

Series 1999 A, GO Bonds (INS - NATL)(a)(j)	0.00%	12/01/2020	4,745	4,721,085

Series 1999 A, GO Bonds (INS - BHAC)(a)(j)	0.00%	12/01/2022	800	775,304

Series 2005 A, Ref. GO Bonds (INS - AMBAC)(a)	5.50%	12/01/2023	200	217,670

Chicago (City of), IL Transit Authority; Series 2010, Ref. RB (INS - AGM)(a)	5.00%	06/01/2028	6,500	6,513,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Chicago O’Hare International Airport; Series 2010 C, RB	5.25%	01/01/2028	$ 5,200	$5,220,280

Chicago State University; Series 1998, RB (INS - NATL)(a)	5.50%	12/01/2023	1,710	1,842,628

Collinsville (City of), IL Area Recreation District;
Series 2004, GO Bonds (INS - NATL)(a)	4.40%	12/01/2022	300	300,831

Series 2004, GO Bonds (INS - NATL)(a)	4.50%	12/01/2023	630	631,783

Series 2004, GO Bonds (INS - NATL)(a)	4.60%	12/01/2025	350	351,005

Series 2004, GO Bonds (INS - NATL)(a)	4.65%	12/01/2026	450	451,305

Series 2007, Ref. GO Bonds (INS - AMBAC)(a)	4.00%	12/01/2027	65	65,075

Cook (County of), IL;
Series 2012 C, Ref. GO Bonds (INS - AGM)(a)	5.00%	11/15/2025	4,670	5,089,786

Series 2012, Ref. GO Bonds	5.00%	11/15/2024	3,000	3,244,950

Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds	5.00%	12/01/2021	1,800	1,853,802

Cook County School District No. 127-1/2; Series 2011, Ref. GO Bonds	3.75%	12/01/2020	500	501,455

Cook County School District No. 159; Series 2004, GO Bonds (INS - AGM)(a)(j)	0.00%	12/01/2020	700	698,824

Cook County School District No. 88; Series 2009 B, GO Bonds (INS - AGC)(a)	4.10%	12/01/2023	810	812,130

Eastern Illinois University; Series 2005, RB (INS - AMBAC)(a)	4.13%	04/01/2022	105	104,878

Illinois (State of);
Series 1991, RB (INS - AMBAC)(a)	6.25%	12/15/2020	355	359,182

Series 1992 P, RB(b)	6.50%	06/15/2022	90	91,367

Series 2010, Ref. GO Bonds (INS - AGM)(a)	5.00%	01/01/2023	9,665	9,827,565

Series 2010, Ref. GO Bonds	5.00%	01/01/2024	8,130	8,149,024

Series 2012, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2022	7,500	7,988,925

Series 2016, GO Bonds	5.00%	11/01/2025	2,000	2,242,120

Series 2018 A, GO Bonds	4.00%	05/01/2024	2,085	2,203,845

Series 2018 A, Ref. GO Bonds	5.00%	10/01/2022	3,500	3,728,410

Illinois (State of) Finance Authority;
Series 2013 A, RB	5.00%	07/01/2021	1,540	1,586,508

Series 2013 A, RB	5.00%	07/01/2022	1,000	1,065,570

Series 2013 A, RB	5.00%	07/01/2023	1,000	1,098,120

Series 2017 A, RB(i)	4.25%	12/01/2027	440	29,700

Series 2019 A, Ref. RB	4.00%	11/01/2021	375	378,772

Series 2019 A, Ref. RB	4.00%	11/01/2023	405	414,169

Series 2019 A, Ref. RB	5.00%	11/01/2025	440	473,713

Series 2019 A, Ref. RB	5.00%	11/01/2026	460	499,532

Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2012, RB(b)(c)	5.00%	06/01/2022	18,080	19,566,357

Illinois (State of) Finance Authority (Ascension Health); Series 2012 A, RB(b)(c)	5.00%	11/15/2021	17,895	18,921,815

Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(h)	8.00%	06/01/2032	560	560,202

Illinois (State of) Finance Authority (Palos Hospital); Series 2010 C, RB	5.38%	05/15/2025	4,000	4,014,280

Illinois (State of) Housing Development Authority; Series 2005, RB (INS - AGM)(a)	4.60%	09/01/2025	30	30,106

Illinois (State of) Medical District Commission; Series 2002, COP (INS - NATL)(a)	5.00%	06/01/2022	60	60,166

Illinois (State of) Regional Transportation Authority; Series 1991 A, RB (INS - NATL)(a)	6.70%	11/01/2021	875	909,527

Kankakee (City of), IL; Series 2009 A, GO Bonds (INS - AGC)(a)	4.35%	01/01/2026	810	812,446

Madison, Jersey, Macoupin, Calhoun, Morgan, Scott and Greene Counties Community College District

No. 536 (Lewis and Clark Community College); Series 2015 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	11/01/2021	1,000	1,053,110

Melrose Park (Village of), IL; Series 2011 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2022	1,700	1,798,770

Minooka (Village of), IL; Series 2011, Ref. GO Bonds	5.00%	01/01/2022	695	718,352

Regional Transportation Authority; Series 1997, Ref. RB (INS - NATL)(a)	6.00%	06/01/2023	2,030	2,185,762

Riverdale (Village of), IL; Series 2003 E, Ref. GO Bonds (INS - AGM)(a)	4.80%	01/01/2023	85	85,207

Rockford (City of), IL (Waterworks System Alternative Revenue Source); Series 2010, GO Bonds	3.75%	12/15/2025	280	280,563

Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2024	10,200	11,406,864

Southwestern Illinois Development Authority;
Series 2012, Ref. RB	5.25%	03/01/2023	75	75,040

Series 2013, RB(b)	6.38%	11/01/2023	1,080	1,182,060

Tender Option Bond Trust;
Series 2016 XG0073, VRD GO Ctfs. (INS - AGM)(a)(d)(e)	0.37%	12/01/2039	11,000	11,000,000

Series 2018 XL0093, VRD Revenue Ctfs.(d)(e)	0.23%	01/01/2048	31,700	31,700,000

University of Illinois;
Series 2008 A, Ref. COP (INS - AGM) (a)	5.25%	10/01/2022	2,110	2,117,617

Series 2008 A, Ref. COP (INS - AGM)(a)	5.25%	10/01/2026	1,020	1,023,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
University Park (Village of), IL; Series 2003, GO Bonds (INS - AMBAC)(a)	4.65%	12/01/2023	$ 30	$30,107

West Chicago Fire Protection District; Series 2008, GO Bonds (INS - NATL)(a)	4.75%	01/01/2029	15	15,045

Will County Community Unit School District No. 365; Series 2003, GO Bonds (INS - AGM)(a)(j)	0.00%	11/01/2023	20,455	20,090,492

				222,584,398

Indiana–1.57%
Center Grove Multi-Facility School Building Corp.; Series 2019, RN	2.50%	12/15/2020	4,200	4,206,846

Gary (City of), IN & Chicago (City of), IL International Airport Authority (Gary/Chicago International Airport); Series 2014, RB(h)	5.50%	02/01/2025	890	893,471

Gary (City of), IN Sanitary District; Series 2011 A, RB(b)(c)	5.05%	01/15/2022	8,465	8,930,067

Indiana (State of) Finance Authority; Series 2012, RB	4.00%	03/01/2022	815	825,220

Merrillville (Town of), IN; Series 2016, RB	5.05%	04/01/2026	565	572,836

Michigan City (City of), IN; Series 2016, RB	4.50%	01/01/2026	835	814,476

Mizuho Floater/Residual Trust; Series 2020-MIZ9015, VRD Ctfs. (LOC - Mizuho Capital Markets LLC)(d)(e)(f)	0.51%	02/01/2031	17,235	17,235,000

Tender Option Bond Trust; Series 2015 XF0115, VRD Revenue Ctfs.(d)(e)	0.43%	10/01/2020	750	750,000

				34,227,916

Iowa–0.07%
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2019, RB	2.88%	05/15/2049	1,500	1,506,465

Iowa (State of) Higher Education Loan Authority; Series 2010, Ref. RB(b)	5.00%	09/01/2020	90	90,000

				1,596,465

Kansas–0.09%
Kansas (State of) Development Finance Authority; Series 2011 K, RB	5.00%	12/01/2020	975	978,666

Kansas (State of) Turnpike Authority; Series 2010 A, Ref. RB	4.00%	09/01/2026	1,000	1,000,000

				1,978,666

Kentucky–1.73%
Jefferson County Capital Projects Corp.;
Series 2007 A, Ref. RB (INS - AGM)(a)	4.25%	06/01/2022	10	10,033

Series 2007 A, Ref. RB (INS - AGM)(a)	4.38%	06/01/2028	25	25,081

Kentucky (Commonwealth of) Asset/Liability Commission; Series 2007 B, Ref. RN (3 mo. USD LIBOR + 0.55%), (INS - NATL)(a)(g)	0.72%	11/01/2025	11,285	11,118,321

Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living); Series 2016 B-1, Ref. RB	3.25%	05/15/2022	1,605	1,574,200

Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2021	1,250	1,318,813

Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB	5.00%	05/01/2027	4,750	5,891,568

Series 2018, RB	5.00%	05/01/2028	5,000	6,320,150

Kentucky (Commonwealth of) Public Energy Authority; Series 2019 A-2, RB (1 mo. USD LIBOR + 1.12%)(c)(g)	1.22%	06/01/2025	10,000	10,019,700

Kentucky Rural Water Finance Corp.;
Series 2003 A, Ref. RB (INS - NATL)(a)	4.75%	02/01/2028	10	10,027

Series 2008, Ref. RB	4.13%	02/01/2023	5	5,012

Pikeville (City of), KY; Series 2011, Ref. RB(b)(c)	6.25%	03/01/2021	1,375	1,415,892

				37,708,797

Louisiana–0.83%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System);
Series 2019 A, Ref. RB	5.00%	01/01/2021	75	75,086

Series 2019 A, Ref. RB	5.00%	01/01/2022	160	160,848

Series 2019 A, Ref. RB	5.00%	01/01/2023	170	171,326

Series 2019 A, Ref. RB	5.00%	01/01/2024	175	176,536

Louisiana (State of) Public Facilities Authority; Series 2017, Ref. RB(j)	0.00%	10/01/2020	1,760	1,756,990

Louisiana (State of) Stadium & Exposition District; Series 2020, RB	5.00%	07/03/2023	15,000	15,892,800

				18,233,586

Maine–0.08%
Maine (State of) Educational Loan Authority; Series 2012 A-1, RB (INS - AGC)(a)(h)	4.75%	12/01/2024	1,550	1,661,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Maryland–0.59%
Maryland (State of) Community Development Administration; Series 2003, RB (INS - AGM)(a)	4.40%	07/01/2021	$ 10	$10,034

Maryland (State of) Department of Transportation; Series 2016, Ref. RB	4.00%	09/01/2021	3,600	3,737,700

Maryland (State of) Health & Higher Educational Facilities Authority; Series 2013 A, RB	5.00%	08/15/2027	7,005	7,827,527

Maryland (State of) University System; Series 2009 D, Ref. RB	4.00%	04/01/2021	10	10,031

Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	1,150	1,153,151

Montgomery (County of), MD; Series 2009 A, Ref. GO Bonds	4.00%	11/01/2020	115	115,359

				12,853,802

Massachusetts–2.39%
Boston (City of), MA Housing Authority;
Series 2008, RB (INS - AGM)(a)	4.13%	04/01/2021	20	20,064

Series 2008, RB (INS - AGM)(a)	5.00%	04/01/2027	30	30,124

Series 2008, RB (INS - AGM)(a)	5.00%	04/01/2028	35	35,145

Boston (City of), MA Water & Sewer Commission;
Series 2009 B, Ref. RB	5.00%	11/01/2020	100	100,392

Series 2009 B, Ref. RB	4.00%	11/01/2021	1,070	1,073,328

Cheshire (Town of), MA; Series 2009, GO Bonds (INS - AGM)(a)	4.75%	02/01/2024	40	40,148

Massachusetts (Commonwealth of); Series 2006, GO Bonds (CPI Rate + 0.89%), (INS - AGM)(a)(g)	1.01%	11/01/2020	25,000	25,035,250

Massachusetts (Commonwealth of) Bay Transportation Authority (General Transportation System); Series 1991 A, RB (INS - AGC)(a)	7.00%	03/01/2021	660	660,627

Massachusetts (Commonwealth of) Development Finance Agency;
Series 2000, RB	6.00%	08/01/2021	205	215,383

Series 2007 C, RB (3 mo. USD LIBOR + 0.82%)(g)	1.01%	11/15/2032	3,305	3,251,294

Series 2007 E, RB(b)	5.00%	07/15/2022	335	335,921

Series 2007 E, RB(b)	5.00%	07/15/2027	3,250	3,257,735

Series 2010 A, RB	5.00%	10/01/2028	1,000	1,003,890

Series 2012 G, RB	5.00%	10/01/2022	2,000	2,086,760

Massachusetts (Commonwealth of) Educational Financing Authority; Series 2010 A, RB	5.50%	01/01/2022	5,625	5,643,113

Massachusetts (Commonwealth of) School Building Authority; Series 2012 A, Ref. RB(b)(c)	5.00%	08/15/2022	4,000	4,374,139

Metropolitan Boston Transit Parking Corp.;
Series 2011, RB	5.00%	07/01/2024	2,405	2,493,360

Series 2011, RB	5.00%	07/01/2025	1,185	1,228,324

Series 2011, RB	5.00%	07/01/2026	1,105	1,145,189

North Reading (Town of), MA; Series 2005, GO Bonds (INS - AMBAC)(a)	4.00%	09/15/2023	10	10,030

Waltham (City of), MA;
Series 2008, GO Bonds	4.00%	09/15/2024	25	25,076

Series 2008, GO Bonds	4.20%	09/15/2027	15	15,047

Worcester (City of), MA;
Series 2005 C, GO Bonds (INS - AMBAC)(a)	4.00%	09/15/2021	10	10,031

Series 2005 C, GO Bonds (INS - AMBAC)(a)	4.13%	09/15/2023	15	15,047

Series 2006, GO Bonds (INS - SGI)(a)	4.20%	11/01/2024	10	10,032

Series 2007, GO Bonds (INS - AGM)(a)	4.00%	11/01/2020	5	5,016

				52,120,465

Michigan–1.12%
Advanced Technology Academy; Series 2019, Ref. RB	3.50%	11/01/2024	600	597,450

Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	170	172,885

Flat Rock (City of), MI Tax Increment Finance Authority; Series 2006 B, Ref. RB	4.75%	10/01/2021	10	10,034

Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.); Series 2019 C-1, RB	3.00%	04/01/2022	7,250	7,203,383

Howell (Town of), MI; Series 2006, GO Bonds (INS - AGM)(a)	4.50%	06/01/2022	10	10,035

Kent (County of), MI Hospital Finance Authority (Spectrum Health System); Series 2011 A, Ref. RB(b)(c)	5.50%	11/15/2021	12,375	13,159,327

Michigan (State of) Finance Authority; Series 2017, Ref. RB	5.00%	02/01/2022	1,190	1,212,396

Muskegon Heights (City of), MI;
Series 2005, Ref. RB (INS - NATL)(a)	4.00%	11/01/2021	105	105,593

Series 2006, Ref. RB (INS - NATL)(a)	4.00%	11/01/2026	185	185,969

Summit Academy North; Series 2016, Ref. RB	4.00%	11/01/2024	1,400	1,421,784

Taylor (City of), MI Tax Increment Finance Authority; Series 2013 B, Ref. RB (INS - AGM)(a)	4.00%	05/01/2021	15	15,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Michigan–(continued)
Wayne (City of), MI; Series 2004, GO Bonds (INS - AMBAC)(a)	4.40%	10/01/2021	$ 375	$379,421

				24,473,323

Minnesota–0.65%
Dakota (County of), MN Community Development Agency; Series 2018 B, RB(c)	3.80%	09/01/2021	2,000	1,985,340

Duluth Independent School District No. 709; Series 2016 A, Ref. COP	5.00%	02/01/2023	2,415	2,660,340

Mankato Independent School District No. 77; Series 2008 A, GO Bonds	4.00%	02/01/2021	5	5,016

Minnesota (State of) Governmental Agency Finance Group (Flexible Term Program); Series 2007 A-1, RB (INS - AGC)(a)	4.13%	03/01/2027	15	15,038

New Prague (City of), MN; Series 2009 A, GO Bonds	4.15%	02/01/2024	5	5,015

North Mankato (City of), MN; Series 2009 C, GO Bonds	4.00%	12/01/2024	10	10,030

St. Paul (City of), MN Housing & Redevelopment Authority;
Series 2016 A, Ref. RB	4.50%	07/01/2028	555	569,275

Series 2018 B, RB(c)	3.75%	09/01/2020	4,310	4,310,000

University of Minnesota; Series 1996 A, RB(b)	5.50%	07/01/2021	4,175	4,347,427

Woodbury (City of), MN; Series 2012 A, RB	3.65%	12/01/2020	205	206,457

				14,113,938

Mississippi–0.77%
Mississippi (State of) Development Bank;
Series 2013 B, RB (INS - BAM)(a)	5.00%	10/01/2023	820	890,233

Series 2013, RB (INS - AGM)(a)	5.25%	12/01/2022	800	871,800

Mississippi Business Finance Corp.; Series 2006, RB	4.55%	12/01/2028	25	24,295

Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2019, Ref. RB	2.50%	04/01/2022	14,800	14,898,272

Mississippi Valley State University Educational Building Corp.; Series 2007, RB (INS - AMBAC)(a)	4.00%	03/01/2022	10	10,031

Ridgeland (City of), MS (Colony Park); Series 2009, RB	5.38%	10/01/2029	55	55,228

				16,749,859

Missouri–1.92%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	675	648,871

Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(d)	4.25%	04/01/2026	285	289,093

Missouri (State of) Environmental Improvement & Energy Resources Authority; Series 2005 A, RB	4.25%	07/01/2026	5	5,016

Missouri (State of) Health & Educational Facilities Authority;
Series 2003 C3, VRD RB(e)	0.09%	11/15/2039	36,415	36,415,000

Series 2017, Ref. RB	5.00%	04/01/2026	3,130	3,410,761

Missouri (State of) Housing Development Commission; Series 2011 E-4, RB(b)(c)	4.25%	05/01/2021	40	41,036

Missouri Western State University; Series 2012, Ref. RB	3.00%	10/01/2024	50	50,032

Springfield Public Building Corp.; Series 2000 A, RB (INS - AMBAC)(a)(j)	0.00%	06/01/2025	245	214,030

St. Louis (County of), MO Industrial Development Authority; Series 2017, Ref. RB	3.00%	09/01/2022	45	45,017

St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.00%	09/01/2023	870	895,830

				42,014,686

Montana–1.85%
Mizuho Floater/Residual Trust; Series 2020-MIZ9027, VRD Ctfs. (LOC - Mizuho Capital Markets LLC)(d)(e)(f)	0.43%	01/01/2034	40,375	40,375,000

Ravalli County School District No. 7; Series 2006, GO Bonds (INS - AGM)(a)	4.00%	07/01/2023	10	10,031

				40,385,031

Nebraska–0.70%
Central Plains Energy Project (No. 4); Series 2018, RB(c)	5.00%	01/01/2024	13,500	15,254,325

Nevada–0.03%
Reno (City of), NV; Series 2004 A, RB (INS - AMBAC)(a)	5.50%	06/01/2023	60	60,196

Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(d)	2.50%	06/15/2024	675	670,640

				730,836

New Hampshire–0.01%
New Hampshire (State of) Health and Education Facilities Authority (Covenant Health Systems Obligated Group); Series 2007 B, RB	5.00%	07/01/2023	100	100,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Hampshire–(continued)
New Hampshire (State of) Municipal Bond Bank;
Series 2003 D, RB (INS - AGM)(a)	4.00%	08/15/2021	$5	$5,015

Series 2009 A, Ref. RB	4.00%	02/15/2023	15	15,021

				120,362

New Jersey–8.08%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2027	250	312,440

Camden (County of), NJ Improvement Authority; Series 2013 A, Ref. RB	5.00%	12/01/2027	1,610	1,802,218

Casino Reinvestment Development Authority;
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2022	1,000	1,001,920

Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2024	1,500	1,502,610

Series 2014, Ref. RB	5.00%	11/01/2023	3,515	3,732,227

Essex (County of), NJ Improvement Authority (Newark); Series 2010 A, RB(b)	5.00%	11/01/2020	30	30,237

Mountain Lakes (Borough of), NJ; Series 2009, Ref. GO Bonds	5.00%	11/15/2020	50	50,196

New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2025	1,500	1,753,305

Series 2016 A, Ref. RB(b)	5.00%	06/15/2025	1,000	1,219,970

New Jersey (State of) Economic Development Authority;
Series 2002, RB (INS - AMBAC)(a)	4.63%	11/15/2020	10	10,036

Series 2004 A, RB (INS - NATL)(a)	5.25%	07/01/2025	6,840	8,007,041

Series 2004 A, RB(b)	5.25%	07/01/2025	820	1,009,633

Series 2005 N-1, Ref. RB (INS - NATL)(a)	5.50%	09/01/2023	3,010	3,391,849

Series 2005, Ref. RB (INS - AMBAC)(a)	5.50%	09/01/2024	6,000	6,950,280

Series 2012, Ref. RB	5.00%	06/15/2022	1,520	1,578,900

Series 2012, Ref. RB	5.00%	06/15/2023	6,500	6,735,950

Series 2013 NN, Ref. RB	5.00%	03/01/2023	2,000	2,183,380

Series 2013 NN, Ref. RB	5.00%	03/01/2025	3,000	3,254,970

Series 2017 A, Ref. RB(d)	3.50%	09/01/2022	10	10,048

Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,672,485

New Jersey (State of) Educational Facilities Authority (Higher Education Facilities Trust Fund); Series 2014, RB	5.00%	06/15/2026	1,000	1,117,450

New Jersey (State of) Health Care Facilities Financing Authority; Series 2013, Ref. RB	5.00%	09/15/2023	400	441,164

New Jersey (State of) Housing & Mortgage Finance Agency; Series 2007 A, RB (INS - AGM)(a)	5.00%	05/01/2021	40	40,254

New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - NATL)(a)	5.50%	12/15/2020	5,000	5,065,800

Series 2005 B, RB (INS - NATL)(a)	5.50%	12/15/2021	20,000	21,178,800

Series 2005 B, RB (INS - AMBAC)(a)	5.25%	12/15/2023	1,000	1,130,310

Series 2006 A, RB (INS - AMBAC)(a)	5.50%	12/15/2021	5,000	5,294,700

Series 2006 A, RB (INS - AGM)(a)	5.50%	12/15/2022	1,000	1,104,620

Series 2006 A, RB (INS - AGM)(a)	5.25%	12/15/2023	1,370	1,558,032

Series 2006, RB (INS - AGM)(a)	5.25%	12/15/2020	1,050	1,064,479

Series 2006, RB (INS - NATL)(a)	5.25%	12/15/2021	20,000	21,115,000

Series 2010 D, RB	5.25%	12/15/2023	4,505	5,077,991

Series 2011 B, RB	5.25%	06/15/2026	460	472,839

Series 2012 A-A, RB (INS - AGM)(a)	5.00%	06/15/2025	1,645	1,750,741

Series 2014, RN (SIFMA Municipal Swap Index + 1.20%)(c)(g)	1.28%	12/15/2021	10,000	9,999,600

Series 2018 A, Ref. RB	5.00%	06/15/2028	5,000	5,853,350

Series 2018-A, Ref. RN	5.00%	06/15/2024	3,500	3,964,625

North Caldwell School District; Series 2010, Ref. GO Bonds	4.00%	02/15/2023	515	516,591

Salem (County of), NJ Improvement Authority (Finlaw Street Office Building); Series 2007, RB (INS - AGM)(a)	5.38%	08/15/2028	125	125,417

Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(h)	5.00%	12/01/2023	1,380	1,451,346

Tender Option Bond Trust;
Series 2016 XF1059, VRD Revenue Ctfs. (INS - AMBAC)(a)(d)(e)	0.33%	12/15/2036	37,979	37,979,000

Series 2017 XF2482, VRD GO Ctfs. (INS - BAM)(a)(d)(e)	0.23%	03/01/2042	3,935	3,935,000

Vineland (City of), NJ; Series 2005, Ref. GO Bonds (INS - NATL)(a)	5.00%	03/01/2021	15	15,355

				176,462,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Mexico–0.49%
Farmington (City of), NM; Series 2004 A, RB	5.00%	06/01/2023	$ 150	$150,521

Farmington (City of), NM (Arizona Public Service Co.); Series 1994 B, Ref. RB	4.70%	09/01/2024	4,500	4,528,665

New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012 A, Ref. RB	4.75%	07/01/2022	1,060	1,108,463

New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 C, RB	2.25%	07/01/2023	1,550	1,508,785

Series 2019 C, RB	2.38%	07/01/2024	1,550	1,497,145

Saltillo Public Improvement District;
Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2024	105	119,274

Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2025	160	186,013

Santa Fe (City of), NM (El Castillo Retirement);
Series 2019 B, RB	2.63%	05/15/2025	1,000	977,190

Series 2019, RB	2.25%	05/15/2024	600	582,888

University of New Mexico;
Series 1991, RB(b)	6.50%	06/01/2021	30	31,387

Series 1992 A, Ref. RB	6.00%	06/01/2021	95	98,972

				10,789,303

New York–12.72%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College); Series 2013, Ref. RB	5.00%	04/01/2022	875	886,375

Dutchess (County of), NY Industrial Development Agency; Series 2007 A-1, Ref. RB	5.00%	08/01/2022	750	750,503

Hyde Park (Town of), NY; Series 2005, GO Bonds (INS - AMBAC)(a)	4.10%	06/01/2023	5	5,016

Metropolitan Transportation Authority;
Series 2011 C, Ref. RB	5.00%	11/15/2027	3,400	3,479,628

Series 2012 C, Ref. RB	5.00%	11/15/2029	5,625	5,841,113

Series 2012 D, Ref. RB	5.00%	11/15/2028	14,985	15,573,761

Series 2012 F, Ref. RB	5.00%	11/15/2027	10,000	10,418,600

Series 2015 C-2, Ref. RB(c)	4.00%	11/15/2020	5,790	5,792,837

Series 2016 D, Ref. RB	5.00%	11/15/2021	1,000	1,028,070

Series 2018 B-2, RB	5.00%	05/15/2021	3,000	3,051,390

Series 2018 B-2D, RB	5.00%	05/15/2021	220	223,769

Series 2018 C-2, RB(b)	5.00%	09/01/2020	4,755	4,755,000

Series 2020 A-2, RB	4.00%	02/01/2022	1,225	1,247,001

Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	5.00%	11/15/2023	1,450	1,544,424

Series 2017 B, Ref. RB	5.00%	11/15/2024	3,500	3,773,770

Series 2017 C1, RB	5.00%	11/15/2023	3,000	3,195,360

Series 2018 B, Ref. RB	5.00%	11/15/2023	2,200	2,343,264

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB(k)	5.25%	06/01/2026	3,000	3,000,240

New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, RB (INS - NATL)(a)(h)	5.75%	12/01/2022	1,415	1,434,003

Series 2010 8, RB	5.00%	12/01/2020	525	531,421

Series 2010 8, RB	6.00%	12/01/2036	2,000	2,024,460

New York (City of), NY;
Series 2011 A-1, GO Bonds	5.00%	08/01/2022	6,455	6,734,695

Series 2012 A-1, GO Bonds	5.00%	10/01/2022	9,070	9,954,506

Series 2013 F, VRD GO Bonds(e)	0.02%	03/01/2042	50,000	50,000,000

Series 2018 A, Ref. GO Bonds	5.00%	08/01/2022	5,000	5,453,150

New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2006, RB (INS - FGIC)(a)	5.00%	03/01/2031	100	100,029

New York (City of), NY Municipal Water Finance Authority; Series 2006 CC-1, VRD RB(e)	0.09%	06/15/2038	51,025	51,025,000

New York (City of), NY Transitional Finance Authority; Series 2009 B, RB	5.00%	11/01/2023	1,590	1,596,281

New York (State of) Dormitory Authority; Series 2015 A-1, Ref. RB(d)	4.80%	12/01/2023	530	522,299

New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS - NATL)(a)	5.50%	07/01/2023	5,000	5,478,250

New York (State of) Housing Finance Agency (Green Bonds);
Series 2018 H, RB	2.65%	05/01/2022	1,000	1,034,760

Series 2018 H, RB	2.75%	11/01/2022	1,170	1,175,312

New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	8,095	8,413,053

New York (State of) Thruway Authority Highway & Bridge Trust Fund; Series 2011 A1, RB	5.00%	04/01/2025	1,525	1,565,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
New York Counties Tobacco Trust VI;
Series 2016 B, Ref. RB	5.00%	06/01/2021	$ 350	$360,059

Series 2016 B, Ref. RB	5.00%	06/01/2022	300	319,698

Series 2016 B, Ref. RB	5.00%	06/01/2023	685	753,719

Series 2016 B, Ref. RB	5.00%	06/01/2026	460	548,545

New York Local Government Assistance Corp.; Series 1993 E, Ref. RB (INS - FGIC)(a)	5.00%	04/01/2021	600	616,986

New York State Environmental Facilities Corp.; Series 2011 B, RB	5.00%	06/15/2028	3,000	3,109,650

New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(h)	5.25%	08/01/2031	17,870	18,515,464

New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(h)	5.00%	08/01/2026	12,530	12,579,368

Series 2016, Ref. RB(h)	5.00%	08/01/2031	15,070	15,056,738

Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2012, RB(b)(c)	5.00%	07/01/2022	2,610	2,830,754

Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, RB	4.00%	07/01/2024	695	704,730

Public Housing Capital Fund Revenue Trust III; Series 2012, RB(d)	5.00%	07/01/2022	175	176,192

Ramapo (Town of), NY; Series 2006, GO Bonds (INS - SGI)(a)	4.00%	08/01/2021	100	99,873

Suffolk (County of), NY; Series 2017 C, Ref. GO Bonds (INS - BAM)(a)	5.00%	02/01/2022	4,610	4,895,820

Suffolk (County of), NY Industrial Development Agency; Series 1996, Ref. RB(i)(l)	6.70%	12/01/2020	30	0

Triborough Bridge & Tunnel Authority; Series 1992 Y, RB(b)	6.13%	01/01/2021	30	30,593

Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/2030	3,125	3,125,000

				277,675,804

North Carolina–0.37%
Charlotte (City of), NC; Series 2013 B, COP	3.00%	06/01/2022	2,485	2,490,044

North Carolina (State of) Medical Care Commission; Series 2018 B-2, RB	3.55%	10/01/2024	570	570,063

University of North Carolina;
Series 2008 A, RB (INS - AGC)(a)	4.25%	10/01/2021	5	5,017

Series 2008 A, RB (INS - AGC)(a)	4.75%	10/01/2028	10	10,034

University of North Carolina at Chapel Hill; Series 2012, RB (67% of 1 mo. USD LIBOR + 0.40%)(c)(g)	0.50%	11/09/2022	4,900	4,901,568

				7,976,726

North Dakota–0.40%
Burleigh (County of), ND; Series 2018, RB	3.25%	11/01/2023	3,495	3,577,971

Fargo (City of), ND; Series 2010 C, Ref. GO Bonds	4.00%	05/01/2023	1,205	1,208,735

Grand Forks (City of), ND;
Series 2005 B, Ref. GO Bonds (INS - SGI)(a)	4.13%	12/01/2020	5	5,016

Series 2012, RB	4.00%	12/01/2027	1,265	1,290,199

Horace (City of), ND;
Series 2019 B, Ref. GO Bonds	2.35%	10/01/2021	1,000	1,001,270

Series 2019, GO Bonds	2.50%	08/01/2021	1,500	1,502,250

West Fargo (City of), ND; Series 2009, GO Bonds	4.10%	11/01/2022	100	100,313

				8,685,754

Ohio–0.68%
Akron (City of), OH; Series 2009, Ref. RB (INS - AGC)(a)	4.00%	03/01/2022	75	75,230

Butler (County of), OH; Series 2010, RB(b)(c)	5.50%	11/01/2020	1,355	1,366,829

Cleveland (City of) & Cuyahoga (County of), OH Port Authority; Series 2010, RB	5.75%	11/15/2020	345	348,643

Cleveland (City of), OH; Series 1993 G, Ref. RB(b)	5.50%	01/01/2021	1,490	1,516,135

Cuyahoga (County of), OH (Shaker Square); Series 2010 D, Ref. RB	5.00%	12/01/2025	1,310	1,323,978

Dayton (City of), OH;
Series 2009 A, GO Bonds	4.63%	12/01/2029	10	10,034

Series 2009, GO Bonds	4.50%	12/01/2028	100	100,333

Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGM)(a)(h)	5.00%	12/01/2026	1,335	1,421,014

Deerfield (Township of), OH; Series 2007, RB	5.00%	12/01/2025	30	30,112

Greene (County of), OH; Series 2004 A, RB (INS - ACA)(a)	5.00%	09/01/2024	10	10,006

Ohio (State of); Series 2018, Ref. RB(d)	5.00%	12/01/2023	3,000	3,204,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Ohio–(continued)
Ohio (State of) Higher Educational Facility Commission;
Series 2003, RB (CPI Rate + 1.06%), (INS - FGIC)(a)(g)	2.77%	12/01/2020	$155	$155,212

Series 2006, RB (CPI Rate + 1.06%), (INS - AMBAC)(a)(g)	2.77%	12/01/2020	675	675,925

Series 2006, RB (CPI Rate + 1.12%), (INS - AMBAC)(a)(g)	2.98%	12/01/2023	2,460	2,489,372

Series 2015, Ref. RB	6.00%	10/01/2021	1,230	1,232,632

RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	805	806,038

Scioto (County of), OH; Series 2006, GO Bonds (INS - AGM)(a)	4.25%	12/01/2026	20	20,060

Stark (County of), OH; Series 2004, GO Bonds (INS - NATL)(a)	4.38%	12/01/2024	25	25,083

				14,810,816

Oklahoma–0.12%
McGee Creek Authority; Series 1992, RB (INS - NATL)(a)	6.00%	01/01/2023	365	390,572

Oklahoma (State of) Development Finance Authority; Series 2015, RB	5.00%	07/01/2025	1,875	1,959,037

Oklahoma (State of) Municipal Power Authority; Series 1992 B, RB (INS - NATL)(a)	5.75%	01/01/2024	150	176,775

				2,526,384

Oregon–0.01%
Clackamas County School District No. 86; Series 2005 B, GO Bonds(b)(c)	4.35%	09/10/2020	5	5,005

Molalla (City of), OR; Series 2010, Ref. RB	4.00%	03/01/2022	270	270,724

Oregon Health & Science University; Series 1996 A, RB (INS - NATL)(a)(j)	0.00%	07/01/2021	40	39,910

				315,639

Pennsylvania–8.17%
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University); Series 2017, RB	5.00%	10/15/2026	445	479,746

Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB	5.60%	07/01/2023	465	418,500

Bentworth School District;
Series 2012, Ref. GO Bonds (INS - AGM)(a)	2.25%	03/15/2024	1,455	1,457,284

Series 2012, Ref. GO Bonds (INS - AGM)(a)	2.30%	03/15/2025	1,000	1,001,610

Berks (County of), PA Municipal Authority; Series 2015 XF2049, VRD Revenue Ctfs.(d)(e)	0.20%	11/01/2044	8,420	8,420,000

Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2021	310	326,641

Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2022	400	439,128

Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2023	400	445,256

Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2024	425	473,085

Delaware Valley Regional Finance Authority; Series 2007 C, RB (3 mo. USD LIBOR + 0.65%)(g)	0.82%	06/01/2027	37,870	36,784,267

Erie (County of), PA Hospital Authority (St. Mary’s Home Erie);
Series 2006 A, Ref. RB (INS - AGC)(a)	4.50%	07/01/2023	30	30,102

Series 2006 A, Ref. RB (INS - AGC)(a)	4.80%	07/01/2029	250	250,660

Geisinger Authority (Geisinger Health System); Series 2014 B, Ref. RB (1 mo. USD LIBOR + 1.07%)(c)(g)	1.18%	06/01/2024	14,600	14,551,820

Laurel Highlands School District; Series 2014, GO Bonds (INS - BAM)(a)	2.25%	11/01/2020	50	50,082

Luzerne (County of), PA;
Series 2015 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	11/15/2023	2,795	3,173,024

Series 2015 B, Ref. GO Bonds (INS - AGM)(a)	5.00%	05/15/2022	2,075	2,230,169

Series 2015 B, Ref. GO Bonds (INS - AGM)(a)	5.00%	05/15/2023	2,260	2,520,058

Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System);
Series 2014 A, Ref. RB	5.00%	10/01/2022	1,380	1,468,168

Series 2014 A, Ref. RB	5.00%	10/01/2024	1,165	1,302,680

Pennsylvania (Commonwealth of) ; Series 2016, Ref. GO Bonds	5.00%	01/15/2022	2,960	3,150,387

Pennsylvania (Commonwealth of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, RB	6.25%	01/01/2032	2,000	2,037,300

Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2010 B, RB	8.00%	05/01/2029	2,750	2,757,205

Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(e)	0.32%	09/01/2045	58,030	58,030,000

Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2015 A, Ref. RB	5.00%	06/01/2023	6,200	6,892,478

Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2018 A-1, Ref. RB (SIFMA Municipal Swap Index + 0.60%)(g)	0.68%	12/01/2023	1,500	1,494,390

Series 2019, Ref. RB	5.00%	12/01/2022	5,325	5,856,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)
Philadelphia (City of), PA; Series 2010 D, Ref. RB(h)	5.25%	06/15/2024	$8,000	$8,060,800

Philadelphia (City of), PA Authority for Industrial Development;
Series 2013 A-1, RB	6.25%	06/15/2023	405	430,118

Series 2013, RB	5.00%	04/01/2033	1,765	1,833,270

Pittsburgh (City of), PA Urban Redevelopment Authority; Series 2009, RB (CEP - GNMA)	4.20%	10/20/2024	365	366,011

Pittsburgh (City of), PA Water & Sewer Authority; Series 2017 C, Ref. RB (1 mo. USD LIBOR + 0.64%), (INS - AGM)(a)(c)(g)	0.77%	12/01/2020	5,000	5,000,050

Pittston Area School District;
Series 2012 A, GO Bonds (INS - AGM)(a)	2.10%	07/15/2024	370	370,466

Series 2012 A, GO Bonds (INS - AGM)(a)	2.13%	07/15/2025	645	645,748

Pottsville (City of), PA Hospital Authority; Series 2014, RB(b)(d)	5.75%	07/01/2022	1,375	1,464,086

Sayre (City of), PA Health Care Facilities Authority; Series 2007, RB (3 mo. USD LIBOR + 0.78%)(g)	0.95%	12/01/2024	65	64,585

Tinicum (Town of) & Delaware (County of), PA Sewage Authority; Series 2003, RB (INS - AGM)(a)	4.25%	09/01/2022	450	451,467

Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	1,025	1,064,165

Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2024	1,010	1,179,003

Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2026	1,160	1,436,069

				178,405,887

Puerto Rico–0.28%
Puerto Rico (Commonwealth of);
Series 2003 A, GO Bonds (INS - AGC)(a)	5.00%	07/01/2027	500	503,540

Series 2007 A, GO Bonds (INS - AGC)(a)	5.00%	07/01/2023	30	30,200

Series 2011 A, Ref. GO Bonds (INS - AGM)(a)	5.38%	07/01/2025	1,360	1,398,284

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 UU, Ref. RB (INS - AGM)(a)	5.00%	07/01/2024	500	503,540

Series 2008 WW, RB (INS - AGC)(a)	5.25%	07/01/2033	500	503,120

Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 AA, Ref. RB (INS - AGM)(a)	4.95%	07/01/2026	210	211,294

Series 2003, RB (INS - AGC)(a)	5.00%	07/01/2028	475	478,164

Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(a)	5.25%	08/01/2021	1,380	1,390,046

Series 2002 A, RB (INS - AGM)(a)	4.75%	08/01/2022	605	606,978

Series 2005 A, RB (INS - AGM)(a)	5.00%	08/01/2022	195	196,219

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 K, Ref. RB (INS - AGM)(a)	5.25%	07/01/2027	265	267,260

				6,088,645

Rhode Island–0.05%
Rhode Island (State of) Clean Water Finance Agency (Pooled Loan Issue); Series 2002 B, PCR	4.50%	10/01/2022	10	10,900

Rhode Island (State of) Student Loan Authority; Series 2013 A, RB(h)	3.25%	12/01/2022	1,000	1,003,380

				1,014,280

South Carolina–1.04%
Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	620	651,236

South Carolina (State of) Jobs-Economic Development Authority; Series 2006 A, RB (INS - NATL)(a)	4.25%	08/01/2024	25	25,047

South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 C, VRD RB(e)	0.35%	05/01/2048	20,000	20,000,000

South Carolina (State of) Public Service Authority; Series 2015 C, Ref. RB	5.00%	12/01/2021	1,885	1,988,128

				22,664,411

South Dakota–0.11%
Minnehaha (County of), SD;
Series 2010, RB	6.00%	12/01/2023	400	402,120

Series 2013 A, COP	2.13%	12/01/2020	2,045	2,048,027

				2,450,147

Tennessee–1.64%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016 B, RB(d)(j)	0.00%	12/01/2020	1,000	988,880

Columbia (City of), TN; Series 2008, RB (INS - AGC)(a)	5.13%	12/01/2022	50	50,198

Fayetteville (City of), TN; Series 2013 B, GO Bonds	4.00%	06/01/2029	230	230,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Tennessee–(continued)
Memphis (City of) & Shelby (County of), TN Airport Authority; Series 2010 B, Ref. RB(h)	5.75%	07/01/2024	$1,000	$1,013,490

Nashville (City of) & Davidson (County of), TN Metropolitan Government; Series 2008 B, Ref. RB	4.25%	05/15/2023	10	10,027

Tennessee (State of) Local Development Authority; Series 2006, RB	4.13%	03/01/2023	5	5,015

Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2021	2,350	2,459,440

Series 2006 A, RB	5.25%	09/01/2022	6,285	6,866,740

Series 2006 A, RB	5.25%	09/01/2023	2,725	3,096,118

Series 2006 A, RB	5.25%	09/01/2024	15,115	17,811,818

Series 2006 C, RB	5.00%	02/01/2022	3,090	3,282,260

				35,814,395

Texas–6.33%
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	4.00%	06/15/2026	530	532,099

Big Oaks Municipal Utility District; Series 2009, GO Bonds (INS - AGC)(a)	4.50%	03/01/2021	275	275,921

Borden County Independent School District;
Series 2009, GO Bonds	4.25%	02/15/2022	125	125,099

Series 2009, GO Bonds	4.38%	02/15/2023	50	50,041

Carthage (City of), TX; Series 2010, Ref. GO Bonds (INS - AGM)(a)	4.00%	08/15/2023	150	150,467

Clifton Higher Education Finance Corp.; Series 2018 D, RB	5.00%	08/15/2021	665	685,263

Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2012 G, Ref. RB	5.00%	11/01/2026	5,215	5,256,668

El Paso (County of), TX Hospital District; Series 2013, GO Ctfs.	5.00%	08/15/2025	675	721,352

Elgin (City of), TX; Series 2007, GO Ctfs. (INS - AGM)(a)	4.40%	07/15/2027	275	275,806

Harris (County of), TX Municipal Utility District No. 151; Series 2012, Ref. GO Bonds (INS - AGM)(a)	4.00%	09/01/2020	330	330,000

Harris (County of), TX Municipal Utility District No. 290; Series 2012, GO Bonds (INS - AGM)(a)	3.00%	09/01/2026	410	410,000

Irving (City of), TX; Series 2011, Ref. GO Bonds	5.00%	09/15/2022	1,440	1,445,616

Joint Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2023	1,200	1,328,508

Series 2015, Ref. RB	5.00%	12/01/2024	1,865	2,117,409

Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, RB	5.25%	11/01/2040	470	472,059

Lower Colorado River Authority; Series 2011 B, Ref. RB	5.00%	05/15/2022	1,405	1,451,618

Mizuho Floater/Residual Trust; Series 2019 MIZ9006, VRD Revenue Ctfs. (LOC - Mizuho Capital Markets LLC)(d)(e)(f)	0.33%	09/01/2039	3,915	3,915,000

Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	30	30,090

Murphy (City of), TX; Series 2010, GO Bonds	4.00%	02/15/2027	585	586,661

New Hope Cultural Education Facilities Finance Corp.;
Series 2016 A, RB	5.00%	04/01/2022	365	375,322

Series 2016 A, RB	5.00%	04/01/2023	385	396,150

Series 2016 A, RB	5.00%	04/01/2024	405	419,621

New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Island Campus, LLC - Texas A&M University-Corpus Christi Island Campus); Series 2017 A, RB	4.00%	04/01/2023	1,295	1,288,719

North Texas Municipal Water District; Series 2003, RB	5.13%	06/01/2023	5	5,023

Northeast Travis County Utility District; Series 2012 B, Ref. GO Bonds (INS - AGM)(a)	3.00%	09/01/2020	365	365,000

Port Arthur (Port of), TX Navigation District; Series 2010 D, VRD RB(e)	0.45%	11/01/2040	20,000	20,000,000

Red River Health Facilities Development Corp.; Series 2012, RB	4.70%	01/01/2022	55	55,636

Robstown (City of), TX; Series 2009, GO Ctfs. (INS - AGM)(a)(j)	0.00%	03/01/2024	490	462,168

Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	125	127,286

Tender Option Bond Trust; Series 2020 XF2886, VRD Revenue Ctfs. (LOC - Mizuho Capital Mkts LLC)(d)(e)(f)	0.53%	07/01/2023	21,500	21,500,000

Texas City Industrial Development Corp.; Series 1990, Ref. RB	7.38%	10/01/2020	14,275	14,354,654

Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	26,645	31,537,821

Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(g)	0.63%	09/15/2027	26,390	26,130,850

Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, RB	5.00%	12/15/2020	1,000	1,011,350

				138,189,277

Utah–0.00%
Washington (County of), UT; Series 2009, Ref. RB	4.00%	10/01/2020	25	25,078

Vermont–0.01%
Burlington (City of), VT; Series 2012 A, GO Bonds	5.00%	11/01/2021	200	210,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virgin Islands–0.02%
Virgin Islands (Government of) Public Finance Authority; Series 2010 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2029	$500	$509,580

Virginia–1.07%
Bristol (City of), VA; Series 2001, Ref. RB(b)	5.00%	07/15/2021	10	10,416

Loudoun (County of), VA Economic Development Authority (Howard Hughes Medical); Series 2003 C, VRD RB(e)	0.08%	02/15/2038	22,700	22,700,000

Virginia (Commonwealth of) College Building Authority; Series 2001, RB	5.38%	01/01/2021	565	574,351

				23,284,767

Washington–0.42%
Central Puget Sound Regional Transit Authority;
Series 1998, RB (INS - NATL)(a)	5.25%	02/01/2021	360	367,607

Series 1999, RB (INS - NATL)(a)	4.75%	02/01/2028	1,010	1,134,089

Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	25	25,024

King & Snohomish Counties School District No. 417; Series 2007, Ref. GO Bonds (INS - NATL)(a)	4.25%	12/01/2021	5	5,017

Seattle (City of), WA; Series 2010 B, Ref. RB	5.00%	08/01/2023	755	757,929

Seattle (Port of), WA;
Series 2010 B, Ref. RB	5.00%	06/01/2023	1,300	1,303,146

Series 2010 B, Ref. RB	5.00%	06/01/2030	1,680	1,683,612

Series 2017 C, RB(h)	5.00%	05/01/2025	275	324,769

Washington (State of); Series 2014 C, Ref. GO Bonds	5.00%	07/01/2023	3,205	3,639,149

				9,240,342

West Virginia–0.88%
Fairmont (City of), WV; Series 2012 D, Ref. RB (INS - AGM)(a)	2.70%	07/01/2022	520	520,894

Roane (County of), WV Building Commission; Series 2019, Ref. RB	2.55%	11/01/2021	2,500	2,506,700

West Virginia (State of) Hospital Finance Authority (West Virginia University Health System); Series 2018 E, VRD RB(e)	0.31%	06/01/2033	16,285	16,285,000

				19,312,594

Wisconsin–0.64%
Southeast Wisconsin Professional Baseball Park District; Series 1998 A, Ref. RB(b)	5.50%	12/15/2026	3,360	4,160,251

West De Pere School District;
Series 2012 A, Ref. GO Bonds	2.25%	10/01/2022	635	636,035

Series 2012 A, Ref. GO Bonds	2.60%	10/01/2025	165	165,315

Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019 B-2, Ref. RB	2.55%	11/01/2027	2,000	1,980,540

Series 2019 B-3, Ref. RB	2.25%	11/01/2026	3,000	2,937,150

Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health); Series 2014 A, RB	5.00%	12/01/2021	1,130	1,192,557

Wisconsin (State of) Public Finance Authority;
Series 2014 A, RB(b)(c)	4.13%	10/01/2022	100	104,902

Series 2016 A, RB	4.00%	01/01/2024	320	311,136

Series 2016, RB(d)	4.00%	12/01/2020	800	802,024

Wisconsin Center District;
Series 1999, Ref. RB(b)	5.25%	12/15/2023	1,135	1,222,951

Series 1999, Ref. RB (INS - AGM)(a)	5.25%	12/15/2023	450	509,013

				14,021,874

TOTAL INVESTMENTS IN SECURITIES(m) -95.43% (Cost $2,046,952,203)				2,083,677,599

OTHER ASSETS LESS LIABILITIES-4.57%				99,756,115

NET ASSETS -100.00%				$2,183,433,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Municipal Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Company
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $232,430,488, which represented 10.65% of the Fund’s Net Assets.

(e)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2020.

(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(h)	Security subject to the alternative minimum tax.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $360,300, which represented less than 1% of the Fund’s Net Assets.

(j)	Zero coupon bond issued at a discount.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	7.21%

National Public Finance Guarantee Corp.	5.12%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Municipal Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, at value (Cost $2,046,952,203)	$2,083,677,599

Cash	87,381,352

Receivable for:
Investments sold	5,425,000

Fund shares sold	17,709,683

Interest	15,550,533

Investment for trustee deferred compensation and retirement plans	22,578

Other assets	484,643

Total assets	2,210,251,388

Liabilities:
Payable for:
Investments purchased	22,326,770

Dividends	532,180

Fund shares reacquired	3,294,633

Accrued fees to affiliates	513,067

Accrued interest expense	24,618

Accrued trustees’ and officers’ fees and benefits	6,152

Accrued other operating expenses	97,676

Trustee deferred compensation and retirement plans	22,578

Total liabilities	26,817,674

Net assets applicable to shares outstanding	$2,183,433,714

Net assets consist of:
Shares of beneficial interest	$2,163,622,298

Distributable earnings	19,811,416

$2,183,433,714

Net Assets:
Class A	$896,487,534

Class C	$53,226,762

Class Y	$1,230,816,834

Class R6	$2,902,584

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	236,424,210

Class C	14,035,328

Class Y	324,559,929

Class R6	763,875

Class A:
Net asset value and offering price per share	$3.79

Class C:
Net asset value and offering price per share	$3.79

Class Y:
Net asset value and offering price per share	$3.79

Class R6:
Net asset value and offering price per share	$3.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Municipal Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest	$38,384,240

Expenses:
Advisory fees	6,276,865

Administrative services fees	234,625

Custodian fees	77,097

Distribution fees:
Class A	1,548,890

Class C	575,236

Interest, facilities and maintenance fees	970,334

Transfer agent fees – A, C and Y	1,230,985

Transfer agent fees – R6	271

Trustees’ and officers’ fees and benefits	28,774

Registration and filing fees	175,444

Reports to shareholders	73,215

Professional services fees	56,582

Other	21,774

Total expenses	11,270,092

Less: Fees waived and/or expense offset arrangement(s)	(838)

Net expenses	11,269,254

Net investment income	27,114,986

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(3,591,117)

Change in net unrealized appreciation of investment securities	16,372,237

Net realized and unrealized gain	12,781,120

Net increase in net assets resulting from operations	$39,896,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Term Municipal Fund

Statement of Changes in Net Assets

For the year ended August 31, 2020, the three months ended August 31, 2019, and the year ended May 31, 2019

	Year Ended August 31, 2020	Three Months Ended August 31, 2019	Year Ended May 31, 2019

Operations:
Net investment income	$ 27,114,986	$ 5,873,334	$ 22,987,248

Net realized gain (loss)	(3,591,117)	(227,974)	(2,288,743)

Change in net unrealized appreciation	16,372,237	6,004,761	13,150,258

Net increase in net assets resulting from operations	39,896,106	11,650,121	33,848,763

Distributions to shareholders from distributable earnings:
Class A	(9,767,647)	(1,990,356)	(7,838,017)

Class C	(485,658)	(209,414)	(960,175)

Class Y	(17,126,318)	(4,386,921)	(14,819,567)

Class R6	(27,956)	(56)	(2)

Total distributions from distributable earnings	(27,407,579)	(6,586,747)	(23,617,761)

Share transactions-net:
Class A	486,375,525	1,203,429	(14,219,864)

Class C	(12,390,098)	(12,385,868)	(13,930,941)

Class Y	425,787,631	8,190,765	185,259,304

Class R6	2,869,615	–	10,000

Net increase (decrease) in net assets resulting from share transactions	902,642,673	(2,991,674)	157,118,499

Net increase in net assets	915,131,200	2,071,700	167,349,501

Net assets:
Beginning of year	1,268,302,514	1,266,230,814	1,098,881,313

End of year	$2,183,433,714	$1,268,302,514	$1,266,230,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Term Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends from net investment income		Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/20	$3.77	$0.06		$0.02	$0.08		$(0.06)		$3.79	2.14%	$ 896,488	0.82	%(d)	0.82	%(d)	0.76	%(d)	1.56	%(d)	89%
Three months ended 08/31/19	3.75	0.02		0.02	0.04		(0.02)		3.77	1.03	405,334	0.82	(e)	0.82	(e)	0.76	(e)	1.72	(e)	13
Year ended 05/31/19	3.72	0.07		0.03	0.10		(0.07)		3.75	2.74	402,504	0.85		0.85		0.77		1.85		69
Year ended 05/31/18	3.75	0.07		(0.04)	0.03		(0.06)		3.72	0.94	413,457	0.86		0.86		0.79		1.84		80
Year ended 05/31/17	3.75	0.06		0.00	0.06		(0.06)		3.75	1.54	415,924	0.85		0.85		0.79		1.55		65
Year ended 05/31/16	3.74	0.07		0.01	0.08		(0.07)		3.75	2.19	401,211	0.83		0.83		0.80		1.78		51
Class C
Year ended 08/31/20	3.77	0.03		0.02	0.05		(0.03)		3.79	1.38	53,227	1.57	(d)	1.57	(d)	1.51	(d)	0.81	(d)	89
Three months ended 08/31/19	3.75	0.01		0.02	0.03		(0.01)		3.77	0.84	65,379	1.57	(e)	1.57	(e)	1.51	(e)	0.97	(e)	13
Year ended 05/31/19	3.72	0.04		0.03	0.07		(0.04)		3.75	1.97	77,493	1.61		1.61		1.53		1.09		69
Year ended 05/31/18	3.75	0.04		(0.03)	0.01		(0.04)		3.72	0.18	90,796	1.61		1.61		1.54		1.09		80
Year ended 05/31/17	3.75	0.03		0.00	0.03		(0.03)		3.75	0.78	105,243	1.60		1.60		1.54		0.80		65
Year ended 05/31/16	3.74	0.04		0.01	0.05		(0.04)		3.75	1.43	102,888	1.59		1.59		1.56		1.02		51
Class Y
Year ended 08/31/20	3.77	0.07		0.02	0.09		(0.07)		3.79	2.39	1,230,817	0.57	(d)	0.57	(d)	0.51	(d)	1.81	(d)	89
Three months ended 08/31/19	3.75	0.02		0.02	0.04		(0.02)		3.77	1.09	797,580	0.57	(e)	0.57	(e)	0.51	(e)	1.97	(e)	13
Year ended 05/31/19	3.72	0.08		0.03	0.11		(0.08)		3.75	3.00	786,224	0.60		0.60		0.52		2.09		69
Year ended 05/31/18	3.75	0.08		(0.04)	0.04		(0.07)		3.72	1.19	594,628	0.61		0.61		0.54		2.09		80
Year ended 05/31/17	3.76	0.07		(0.01)	0.06		(0.07)		3.75	1.52	487,831	0.60		0.60		0.54		1.80		65
Year ended 05/31/16	3.74	0.08		0.02	0.10		(0.08)		3.76	2.72	347,680	0.58		0.58		0.55		2.02		51
Class R6
Year ended 08/31/20	3.77	0.07		0.03	0.10		(0.07)		3.80	2.72	2,903	0.50	(d)	0.51	(d)	0.44	(d)	1.88	(d)	89
Three months ended 08/31/19	3.75	0.02		0.02	0.04		(0.02)		3.77	1.10	10	0.50	(e)	0.50	(e)	0.44	(e)	2.05	(e)	13
Period ended 05/31/19(g)	3.75	0.00	(f)	0.00 (f)	0.00	(f)	(0.00	)(f)	3.75	2.73	10	0.50	(e)	0.50	(e)	0.42	(e)	2.20	(e)	69

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $620,885, $57,524, $934,689 and $1,493 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Amount represents less than $0.005.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Term Municipal Fund

Notes to Financial Statements

August 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Short Term Municipal Fund, formerly Invesco Oppenheimer Short Term Municipal Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Effective September 3, 2019, Class A shares are sold at net asset value. Prior to September 3, 2019, Class A shares were sold with a front-end sales charge unless certain waiver criteria were met. Under certain circumstances, load waived shares may have been subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature will change from ten years to eight years. The first conversion of Class C shares to Class A shares would occur at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As

30	Invesco Short Term Municipal Fund

such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

LIBOR Risk - The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Next $500 million	0.400%
Next $4 billion	0.370%
Over $5 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2020, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

31	Invesco Short Term Municipal Fund

    The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.79%, 1.54%, 0.54% and 0.44%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    For the year ended August 31, 2020, the Adviser waived advisory fees of $121.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $52,309 and $6,695 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$2,083,677,599	$0	$2,083,677,599

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the Fund engaged in securities purchases of $572,320.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $717.

32	Invesco Short Term Municipal Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a $2.5 billion revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 25, 2021. The revolving credit and security agreement is secured by the assets of the Fund.

    During the year ended August 31, 2020, the average daily balance of borrowing under the revolving credit and security agreement was $12,003,804 with a weighted interest rate of 1.84%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At August 31, 2020, the Fund had no borrowings outstanding under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

    The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019

Ordinary income	$ 64,789	$ –

Ordinary income-tax-exempt	27,342,790	6,586,747

Total distributions	$27,407,579	$6,586,747

Tax Components of Net Assets at Period-End:

2020

Undistributed tax-exempt income	$ 206,739

Net unrealized appreciation – investments	36,920,283

Temporary book/tax differences	(554,758)

Capital loss carryforward	(16,760,848)

Shares of beneficial interest	2,163,622,298

Total net assets	$2,183,433,714

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,274,308	$10,486,540	$16,760,848

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $2,147,263,842 and $1,376,746,727, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$39,197,373

Aggregate unrealized (depreciation) of investments	(2,277,090)

Net unrealized appreciation of investments	$36,920,283

33	Invesco Short Term Municipal Fund

Cost of investments for tax purposes is $2,046,757,316.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount, on August 31, 2020, undistributed net investment income was increased by $1,557 and undistributed net realized gain (loss) was decreased by $1,557. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended August 31, 2020(a)		Three months ended August 31, 2019		Year ended May 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	223,671,088	$841,600,678	10,911,443	$41,046,904	42,496,264	$158,088,932

Class C	5,091,253	19,093,020	881,071	3,316,170	3,612,387	13,442,110

Class Y	247,599,952	931,436,142	27,513,436	103,445,698	146,563,331	545,579,704

Class R6(b)	845,974	3,191,610	-	-	2,667	10,000

Issued as reinvestment of dividends:
Class A	1,722,210	6,471,528	503,906	1,896,383	2,077,677	7,737,479

Class C	102,682	385,749	53,866	202,452	258,250	960,175

Class Y	3,203,601	12,039,729	1,115,957	4,199,772	3,923,704	14,615,423

Class R6(b)	3,246	12,268	-	-	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	1,403,689	5,273,580	-	-	-	-

Class C	(1,403,661)	(5,273,580)	-	-	-	-

Reacquired:
Class A	(97,970,272)	(366,970,261)	(11,093,691)	(41,739,858)	(48,385,562)	(180,046,275)

Class C	(7,109,553)	(26,595,287)	(4,236,668)	(15,904,490)	(7,613,944)	(28,333,226)

Class Y	(137,964,455)	(517,688,240)	(26,455,053)	(99,454,705)	(100,691,849)	(374,935,823)

Class R6(b)	(88,012)	(334,263)	-	-	-	-

Net increase (decrease) in share activity	239,107,742	$902,642,673	(805,733)	$(2,991,674)	42,242,925	$157,118,499

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

34	Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended August 31, 2020, the period June 1, 2019 through August 31, 2019 and the year ended May 31, 2019.	For the year ended August 31, 2020, the period June 1, 2019 through August 31, 2019, and the year ended May 31, 2019 for Class A, Class C and Class Y.
For the year ended August 31, 2020, the period June 1, 2019 through August 31, 2019, and the period May 24, 2019 (inception of offering) through May 31, 2019 for Class R6.

The financial statements of Invesco Short Term Municipal Fund (formerly Oppenheimer Short Term Municipal Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Short Term Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/20)	(08/31/20)[1]	Period[2]	(08/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,013.20	$4.15	$1,021.01	$4.17	0.82%
Class C	1,000.00	1,009.40	7.93	1,017.24	7.96	1.57
Class Y	1,000.00	1,014.40	2.89	1,022.27	2.90	0.57
Class R6	1,000.00	1,014.80	2.53	1,022.62	2.54	0.50

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

36	Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s (formerly, Invesco Oppenheimer Short Term Municipal Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays Municipal 1-Year Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any

37	Invesco Short Term Municipal Fund

applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

38	Invesco Short Term Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.76%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Short Term Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	198	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); Designate President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Short Term Municipal Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	O-STM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between September 1, 2019 to October 29, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and that it believes it can continue to serve as the independent registered public accounting firm for the Funds in the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$765,613	$794,561
Audit-Related Fees(1)	$50,800	$0
Tax Fees(2)	$337,048	$321,363
All Other Fees	$0	$0

Total Fees	$1,153,461	$1,115,924

(1)	Audit-Related Fees for the fiscal year end August 31, 2020 includes fees billed for agreed upon procedures for regulatory filings.
(2)

Tax Fees for the fiscal years ended August 31, 2020 and 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,769,000 for the fiscal year ended August 31, 2020 and $3,211,000 for the fiscal year ended August 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,807,048 for the fiscal year ended August 31, 2020 and $4,222,363 for the fiscal year ended August 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 14, 2020, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 6, 2020